[N/E THE NEW ENGLAND/(R)/ INSURANCE AND INVESTMENT LOGO]



       -------------------------------------------------------------------------




       ZENITH FUND
       VARIABLE PRODUCTS























                                                    ANNUAL REPORTS
                                                    DECEMBER 31, 1996

                               TABLE OF CONTENTS



Draycott International Equity Series Supplement  . . . . . . . . . . .         I

Davis Venture Value Series Supplement  . . . . . . . . . . . . . . . .        II

Loomis Sayles Small Cap Series . . . . . . . . . . . . . . . . . . . .         1

Draycott International Equity Series . . . . . . . . . . . . . . . . .         7

Alger Equity Growth Series . . . . . . . . . . . . . . . . . . . . . .        13

Capital Growth Series  . . . . . . . . . . . . . . . . . . . . . . . .        19

Loomis Sayles Avanti Growth Series . . . . . . . . . . . . . . . . . .        23

Davis Venture Value Series . . . . . . . . . . . . . . . . . . . . . .        29

Westpeak Growth and Income Series  . . . . . . . . . . . . . . . . . .        35

Westpeak Stock Index Series  . . . . . . . . . . . . . . . . . . . . .        42

Loomis Sayles Balanced Series  . . . . . . . . . . . . . . . . . . . .        52

Back Bay Advisors Managed Series . . . . . . . . . . . . . . . . . . .        59

Salomon Brothers Strategic Bond Opportunities Series . . . . . . . . .        67

Back Bay Advisors Bond Income Series . . . . . . . . . . . . . . . . .        75

Salomon Brothers U.S. Government Series  . . . . . . . . . . . . . . .        81

Back Bay Advisors Money Market Series  . . . . . . . . . . . . . . . .        85

Notes to Financial Statements  . . . . . . . . . . . . . . . . . . . .        91

Footnotes to Portfolio Manager Commentary  . . . . . . . . . . . . . .       100

New England Variable Life Separate Account . . . . . . . . . . . . . .       102

Fidelity VIP Equity-Income Portfolio Supplement  . . . . . . . . . . .      VIPI

Fidelity VIPII Asset Manager Portfolio Supplement (November 29)  . . .     VIPII

Fidelity VIPII Asset Manager Portfolio Supplement (February 10)  . . .     VIPIV





                                   IMPORTANT:

  Some funds appearing in this report may not be available under your variable life or variable annuity product.

                                                                  February, 1997

TO ZENITH VARIABLE PRODUCT POLICYHOLDERS/CONTRACT OWNERS:

I am pleased to provide you with the 1996 Annual Report for the Zenith Fund variable life insurance and variable annuity products.* This report includes performance histories, present investments, and financial reports as of December 31, 1996, as well as the outlook and strategy of each fund. It is intended to help you make an informed decision regarding the investment of the cash value of your variable product.

The 1996 Annual Report also contains important information pertaining to several funds that may be available under your variable life or variable annuity product. An explanation of the changes affecting these funds can be found on the next few pages.

The New England and its affiliates offer many variable life and variable annuity products to help you meet your financial objectives. We are committed to meeting your expectations by providing quality products with strong performance potential and excellent personal service.

Please feel free to contact your Registered Representative with any questions you may have regarding your financial objectives. Thank you for choosing a Zenith variable product.

Sincerely,

[DAVID ALLEN SIGNATURE]               [BRUCE LONG SIGNATURE]


David Allen                           Bruce Long
Senior Vice President                 President
New England Life                      New England Annuities




* Variable products are offered through New England Securities


[RECYCLE LOGO]

LOOMIS SAYLES SMALL CAP SERIES
PORTFOLIO MANAGERS: JEFFREY PETHERICK, MARY CHAMPAGNE
LOOMIS, SAYLES & COMPANY, L.P.


[PHOTOS OF JEFFREY PETHERICK & MARY CHAMPAGNE]





Q. HOW DID THE LOOMIS SAYLES SMALL CAP SERIES PERFORM IN 1996?

A. For the fiscal year ended December 31, 1996 the total return for the Series was 30.67%. This compares favorably to the Russell 2000 Index/18/ return of 16.50% over the same period. The Series also outperformed the Lipper Variable Small Company Fund Average which returned 19.85% over the same period.

Q. HOW DID YOU MANAGE THE LOOMIS SAYLES SMALL CAP SERIES IN 1996?

A. As always, we concentrated on locating undervalued, growing companies that dominate, or are becoming dominant, in a specific market subsegment. Earlier in 1996, we increased our weighting in consumer cyclicals--retail stores, restaurants and other services--with great success. Healthy consumer spending throughout the year boosted many stocks, including Ann Taylor, an upscale women's clothier, and Cole National, a specialty eyewear and giftware retailer.

We adopted a more defensive portfolio strategy in the second half of the year, moving away from economically sensitive companies and toward companies with strong value characteristics. That explains our increased exposure to Real Estate Investment Trusts (REITs) and a more aggressive move into food stocks.

Q. WOULD YOU GIVE US MORE EXAMPLES?

A. Virtually every sector showed positive returns. The capital goods sector was the exception; mixed stock selection held back portfolio performance in that sector. Strong individual performers were Lance, Inc., a snack food manufacturer; Public Service Company of North Carolina; Patriot American, a REIT that owns valuable hotel property; and Alliant Telecommunications, a Nebraska-based telephone company.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

A. We expect that the economy will continue to slow in 1997 and that corporate earnings will suffer as a result. In light of that assumption, we will move away from sectors that are more economically sensitive, like capital goods and raw materials. We'll look to sectors with favorable valuations, like health care, where fundamentals are sound and earnings prospects are excellent.

[A CHART APPEARS HERE COMPARING THE GROWTH OF A

    $10,000 INVESTMENT COMPARED TO AN INDEX]





                        Small Cap      Russell

                         Series         2000




Inception

  5/1/94                  10000         10000

12/31/94                   9676         10027

12/31/95                  12470         12879

12/31/96                  16295         15004






FUND FACTS

GOAL: Long-term capital growth from investments in common stocks or their equivalent.

START DATE: May 1, 1994

SIZE: $89 million as of December 31, 1996

MANAGERS: Jeffrey Petherick and Mary Champagne. Mr. Petherick has managed the Series since its inception in May 1994. Ms. Champagne joined the management of the Fund in July 1995. Mr. Petherick has also managed the Loomis Sayles portion of the New England Star Advisers Fund since July 1, 1994. Ms. Champagne has co-managed the Loomis Sayles portion of the New England Star Advisers Fund since July 1995. They also manage the Loomis Sayles Small Cap Value Fund and the Maxim Series--Small Cap Fund. Mr. Petherick joined Loomis Sales in 1990. Ms. Champagne joined Loomis Sayles in 1993.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--87.9% OF TOTAL NET ASSETS

SHARES                                           VALUE (A)
        AEROSPACE--0.2%
17,100  Kaman Corp. . . . . . . . . . . . . .    $  222,300
                                                 ----------
        AUTOMOBILE & RELATED--1.6%
 9,200  Amcast Industrial Corp. . . . . . . .       227,700
11,100  Borg Warner Automotive, Inc.  . . . .       427,350
24,900  Echlin, Inc.  . . . . . . . . . . . .       787,463
                                                 ----------
                                                  1,442,513
                                                 ----------
        BANKS--SAVINGS & LOAN--3.4%
28,700  Bank Utd. Corp. . . . . . . . . . . .       767,725
 1,525  Charter One Financial, Inc. . . . . .        64,050
12,050  Commercial Federal Corp.  . . . . . .       578,400
28,500  First Financial Corp. . . . . . . . .       698,250
32,500  Magna Group, Inc. . . . . . . . . . .       958,750
                                                 ----------
                                                  3,067,175
                                                 ----------
        BUSINESS SERVICES--2.0%
12,800  CDI Corp.(c)  . . . . . . . . . . . .       363,200
36,900  Cort Business Services Corp.(c) . . .       761,063
20,900  Prime Service, Inc.(c)  . . . . . . .       574,750
 8,300  Team America Corp.(c) . . . . . . . .        94,413
                                                 ----------
                                                  1,793,426
                                                 ----------
        CHEMICALS--SPECIALTY--4.7%
 9,850  Cambrex Corp. . . . . . . . . . . . .       322,588
36,900  Dexter Corp.  . . . . . . . . . . . .     1,176,187
56,600  Hexcel Corp.(c) . . . . . . . . . . .       919,750
27,200  Intertape Polymer Group, Inc.   . . .       625,600
64,300  Lawter International, Inc.  . . . . .       811,787
13,600  Learonal, Inc.  . . . . . . . . . . .       312,800
                                                 ----------
                                                  4,168,712
                                                 ----------
        COMPUTER SOFTWARE & SERVICES--3.5%
21,600  Award Software International,
         Inc.(c)  . . . . . . . . . . . . . .       210,600
21,000  Boole & Babbage, Inc. . . . . . . . .       525,000
22,000  ESS Technology, Inc.(c) . . . . . . .       618,750
31,000  National Computer Systems, Inc. . . .       790,500
18,600  Nichols Research Corp.  . . . . . . .       474,300
33,500  Symantec Corp.(c) . . . . . . . . . .       485,750
                                                 ----------
                                                  3,104,900
                                                 ----------
        ELECTRICAL EQUIPMENT--1.2%
19,400  Belden, Inc.  . . . . . . . . . . . .       717,800
26,200  Woodhead Industries . . . . . . . . .       360,250
                                                 ----------
                                                  1,078,050
                                                 ----------
        ELECTRONIC COMPONENTS--2.9%
30,000  Amphenol Corp.(c) . . . . . . . . . .       667,500
22,000  Burr Brown Corp.(c) . . . . . . . . .       572,000
 6,200  Etec Systems, Inc.(c) . . . . . . . .       237,150
30,000  Merix Corp.(c)  . . . . . . . . . . .       457,500
22,000  Unitrode Corp.(c) . . . . . . . . . .       646,250
                                                 ----------
                                                  2,580,400
                                                 ----------





SHARES                                          VALUE (A)
        ENVIRONMENTAL SERVICES--0.8%
32,100  World Fuel Services Corp.  . . . . .    $  714,225
                                                ----------
        FINANCIAL SERVICES--2.1%
40,000  DVI, Inc.(c) . . . . . . . . . . . .       520,000
34,500  Financial Federal Corp.  . . . . . .       577,875
17,720  Imperial Credit Industries,
         Inc.(c) . . . . . . . . . . . . . .       372,120
20,580  WFS Financial, Inc.(c) . . . . . . .       409,028
                                                ----------
                                                 1,879,023
                                                ----------
        FOOD PACKAGING & MISCELLANEOUS--2.1%
28,800  Flowers Industries, Inc. . . . . . .       619,200
42,700  Lance, Inc.  . . . . . . . . . . . .       768,600
37,200  Michaels Foods . . . . . . . . . . .       474,300
                                                ----------
                                                 1,862,100
                                                ----------
        FREIGHT TRANSPORTATION--3.3%
37,500  Harper Group, Inc. . . . . . . . . .       890,625
39,400  Pittston Co. . . . . . . . . . . . .       788,000
46,000  US Freightways Corp. . . . . . . . .     1,262,125
                                                ----------
                                                 2,940,750
                                                ----------
        HEALTH CARE--DRUGS--1.1%
49,300  Bindley Western Industries, Inc. . .       955,188
                                                ----------
        HEALTH CARE--MEDICAL TECHNOLOGY--2.5%
36,800  Conmed Corp.(c)  . . . . . . . . . .       754,400
21,700  Protocol Systems, Inc.(c)  . . . . .       282,100
39,000  Sofamor/Danek Group, Inc.(c) . . . .     1,189,500
                                                ----------
                                                 2,226,000
                                                ----------
        HEALTH CARE--SERVICES--5.3%
56,245  Grancare, Inc.(c)  . . . . . . . . .     1,005,379
40,800  Health Images, Inc.  . . . . . . . .       678,300
35,800  Healthplan Services Corp.(c) . . . .       756,275
36,900  Integrated Health Services, Inc. . .       899,437
33,000  Regency Health Services(c) . . . . .       317,625
51,500  Rotech Medical Corp.(c)  . . . . . .     1,081,500
                                                ----------
                                                 4,738,516
                                                ----------
        HOME PRODUCTS--3.2%
10,000  Aptargroup, Inc. . . . . . . . . . .       352,500
14,000  Bush Boake Allen, Inc.(c)  . . . . .       372,750
14,800  Department 56, Inc.(c) . . . . . . .       366,300
37,800  Premark International, Inc.  . . . .       841,050
53,650  US Can Corp.(c)  . . . . . . . . . .       905,344
                                                ----------
                                                 2,837,944
                                                ----------
        HOTELS & RESTAURANTS--0.8%
19,500  Cooker Restaurant Corp.  . . . . . .       226,688
24,800  WMS Industries, Inc.(c)  . . . . . .       496,000
                                                ----------
                                                   722,688
                                                ----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

SHARES                                         VALUE (A)
        HOUSING & BUILDING MATERIALS--3.5%
31,300  Congoleum Corp.(c)  . . . . . . . .    $  434,287
12,700  Crossman Communities, Inc.(c) . . .       215,900
26,700  Dayton Superior Corp.(c)  . . . . .       350,437
56,400  Giant Cement Holdings, Inc.(c)  . .       909,450
34,000  Toro Co.  . . . . . . . . . . . . .     1,241,000
                                               ----------
                                                3,151,074
                                               ----------
        INSURANCE--7.1%
34,050  Allied Group, Inc.  . . . . . . . .     1,110,881
20,400  Capital Resource Corp.  . . . . . .       951,150
15,500  Capmac Holdings, Inc. . . . . . . .       513,438
21,400  Dignity Partners, Inc.(c) . . . . .        56,175
31,100  Everest Reinsurance Holdings  . . .       894,125
20,900  Meadrowbrook Insurance Group(c) . .       438,900
25,100  Protective Life Corp. . . . . . . .     1,000,862
18,000  Reinsurance Group of America,
         Inc. . . . . . . . . . . . . . . .       848,250
17,925  Triad Guaranty, Inc.(c) . . . . . .       515,344
                                               ----------
                                                6,329,125
                                               ----------
        LEISURE--1.6%
 7,795  Harman International  . . . . . . .       433,597
37,500  Scientific Games Holdings
         Corp.(c) . . . . . . . . . . . . .     1,003,125
                                               ----------
                                                1,436,722
                                               ----------
        MACHINERY--2.5%
33,200  Brown & Sharpe Manufacturing
         Co.(c) . . . . . . . . . . . . . .       464,800
18,500  BW/IP, Inc. . . . . . . . . . . . .       305,250
20,800  Greenfield Industries Inc.  . . . .       637,000
 6,700  Hardinge Bros., Inc.  . . . . . . .       178,387
34,000  Keystone International, Inc.  . . .       684,250
                                               ----------
                                                2,269,687
                                               ----------
        MEDIA & ENTERTAINMENT--2.7%
33,800  Banta Corp. . . . . . . . . . . . .       773,175
33,200  Cadmus Communications Corp. . . . .       514,600
20,400  Houghton Mifflin Co.  . . . . . . .     1,155,150
                                               ----------
                                                2,442,925
                                               ----------
        METALS--3.5%
38,400  Citation Corp.(c) . . . . . . . . .       393,600
16,900  Clevland Cliffs, Inc. . . . . . . .       766,837
28,700  Lone Star Technologies, Inc.(c) . .       487,900
51,100  Oregon Steel Mills, Inc.  . . . . .       855,925
 9,300  RMI Titanium Co.(c) . . . . . . . .       261,563
59,600  UNR Industries Inc. . . . . . . . .       357,600
                                               ----------
                                                3,123,425
                                               ----------
        MULTI-INDUSTRY--2.7%
84,000  Griffon Corp.(c)  . . . . . . . . .     1,029,000
10,500  Insilco Corp.(c)  . . . . . . . . .       404,250
56,600  Viad Corp.  . . . . . . . . . . . .       933,900
                                               ----------
                                                2,367,150
                                               ----------





SHARES                                            VALUE (A)
        NATURAL GAS PIPELINES--0.3%
14,000  Public Service Co. of North Carolina .    $  255,500
                                                  ----------
        OIL--INDEPENDENT PRODUCERS--2.5% . . .
42,800  American Exploration Co.(c)  . . . . .       684,800
21,200  Belden & Blake Corp.(c)  . . . . . . .       540,600
34,500  Lomak Petroleum, Inc.(c) . . . . . . .       590,812
12,300  Vintage Petroleum, Inc.(c) . . . . . .       424,350
                                                  ----------
                                                   2,240,562
                                                  ----------
        OIL--SERVICES--4.2%
38,100  Global Industries, Inc.(c) . . . . . .       709,612
54,100  Pride Petroleum Services, Inc.(c)  . .     1,257,825
16,100  Seitel, Inc.(c)  . . . . . . . . . . .       644,000
33,200  Tuboscope Vetco International
         Corp.(c)  . . . . . . . . . . . . . .       514,600
22,100  Weatherford Enterra, Inc.(c) . . . . .       663,000
                                                  ----------
                                                   3,789,037
                                                  ----------
        PAPER PRODUCTS--0.4%
10,000  Caraustar Industries, Inc. . . . . . .       332,500
                                                  ----------
        REAL-ESTATE INVESTMENT TRUSTS--7.2%
25,500  Brandywine Realty Trust  . . . . . . .       497,250
21,800  Cali Realty Corp.  . . . . . . . . . .       673,075
52,400  Capstone Capital Corp.(c)  . . . . . .     1,172,450
46,000  Koger Equity, Inc.(c)  . . . . . . . .       862,500
42,100  Liberty Property . . . . . . . . . . .     1,084,075
27,600  Patriot American Hospitality(c)  . . .     1,190,250
27,000  Sun Communities, Inc.  . . . . . . . .       931,500
                                                  ----------
                                                   6,411,100
                                                  ----------
        RETAIL--GENERAL MERCHANDISE--1.6%
49,000  Family Dollar Stores, Inc. . . . . . .       998,375
25,000  99 Cents Only Stores(c)  . . . . . . .       409,375
                                                  ----------
                                                   1,407,750
                                                  ----------
        RETAIL--SPECIALTY--3.3%
32,000  Carson Pirie Scott & Co.(c)  . . . . .       808,000
40,650  Cato Corp.(c)  . . . . . . . . . . . .       203,250
34,100  Cole National Corp.(c) . . . . . . . .       895,125
36,600  Tandycrafte, Inc.(c) . . . . . . . . .       219,600
41,300  Zale Corp.(c)  . . . . . . . . . . . .       789,862
                                                  ----------
                                                   2,915,837
                                                  ----------
        TELECOMMUNICATIONS--2.1%
53,000  Alliant Communications, Inc. . . . . .       901,000
33,200  Inter Tel, Inc.(c) . . . . . . . . . .       630,800
21,000  Vertex Communications Corp.(c) . . . .       380,626
                                                  ----------
                                                   1,912,426
                                                  ----------
        TEXTILE & APPAREL--0.8%
15,000  Kenneth Cole Productions CLA(c)  . . .       232,500
44,400  Stride Rite Corp.  . . . . . . . . . .       444,000
                                                  ----------
                                                     676,500
                                                  ----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

SHARES                                           VALUE (A)
        UTILITIES--ELECTRIC--1.2%
51,700  Calpine Corp. (c)  . . . . . . . . .    $ 1,034,000
                                                -----------
        Total Common Stocks (Identified Cost
         $68,222,622). . . . . . . . . . . .     78,429,230
                                                -----------




 SHORT-TERM INVESTMENTS--12.9%

   FACE
  AMOUNT
$4,121,000  Repurchase Agreement with State Street Bank
             & Trust Company dated 12/31/96 at 4.750% to
             be repurchased at $4,122,087 on 1/02/97
             collateralized by $3,835,000 U.S. Treasury
             Bond 7.250% due 8/15/22 valued at
             $4,205,319 . . . . . . . . . . . . . . . .      4,121,000
 4,100,000  Chevron Oil Finance Co.
             5.350%, 1/02/97  . . . . . . . . . . . . .      4,100,000
 3,300,000  Exxon Asset Management
             6.250%, 1/02/97  . . . . . . . . . . . . .      3,300,000
                                                           -----------
            Short-Term Investments
             (Identified Cost $11,521,000)  . . . . . .     11,521,000
                                                           -----------
            Total Investments--100.8%
             (Identified Cost $79,743,622)(b) . . . . .     89,950,230
            Other assets less liabilities . . . . . . .       (756,205)
                                                           -----------
            TOTAL NET ASSETS--100%  . . . . . . . . . .    $89,194,025
                                                           ===========



(a) See Note 1A.

(b) Federal Tax Information: At December 31, 1996 the net unrealized appreciation on investments based on cost of $79,776,544 for federal income tax purposes was as follows:



      Aggregate gross unrealized appreciation for
       all investments in which there is an excess
       of value over tax cost  . . . . . . . . . .    $11,583,498
      Aggregate gross unrealized depreciation for
       all investments in which there is an excess
       of tax cost over value  . . . . . . . . . .     (1,409,812)
                                                      -----------
      Net unrealized appreciation. . . . . . . . .    $10,173,686
                                                      ===========



(c) Non-income Producing Security






                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value  . . . . . . . . .                $89,950,230
 Cash  . . . . . . . . . . . . . . . . .                      4,302
 Receivable for:
  Fund shares sold . . . . . . . . . . .                    601,019
  Securities sold  . . . . . . . . . . .                    307,835
  Dividends and interest . . . . . . . .                     91,955
                                                        -----------
                                                         90,955,341
LIABILITIES
 Payable for:
  Securities purchased . . . . . . . . .   $1,513,473
  Fund shares redeemed . . . . . . . . .      130,505
 Accrued expenses:
  Management fees  . . . . . . . . . . .       85,761
  Deferred trustees' fees  . . . . . . .          291
  Other expenses . . . . . . . . . . . .       31,286
                                           ----------
                                                          1,761,316
                                                        -----------
                                                        $89,194,025
                                                        ===========
NET ASSETS
 Net Assets consist of:
  Capital paid in  . . . . . . . . . . .                $78,276,114
  Undistributed net investment income  .                      9,342
  Accumulated net realized gains . . . .                    701,961
  Unrealized appreciation on
   investments . . . . . . . . . . . . .                 10,206,608
                                                        -----------
NET ASSETS . . . . . . . . . . . . . . .                $89,194,025
                                                        ===========
Computation of offering price:
Net asset value and redemption price per
 share ($89,194,025 divided by 618,171
 shares of beneficial interest)  . . . .                $    144.29
                                                        ===========
Identified cost of investments . . . . .                $79,743,622
                                                        ===========



 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Dividends  . . . . . . . . . . . .                $   717,775
 Interest . . . . . . . . . . . . .                    380,416
                                                   -----------
                                                     1,098,191
EXPENSES
 Management fees  . . . . . . . . .   $ 506,292
 Trustees' fees and expenses  . . .      10,713
 Custodian  . . . . . . . . . . . .      73,049
 Audit and tax services . . . . . .      13,200
 Legal  . . . . . . . . . . . . . .      11,564
 Printing . . . . . . . . . . . . .      28,409
 Miscellaneous  . . . . . . . . . .       8,418
                                      ---------
   Total expenses . . . . . . . . .     651,645
   Less expenses assumed by the
    investment adviser  . . . . . .    (145,353)       506,292
                                      ---------    -----------
NET INVESTMENT INCOME . . . . . . .                    591,899
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
 Realized gain on:
  Investments--net  . . . . . . . .                  5,566,031
 Unrealized appreciation on:
  Investments--net  . . . . . . . .                  7,966,226
                                                   -----------
Net gain on investment transactions                 13,532,257
                                                   -----------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS . . . . . . . . . . . .                $14,124,156
                                                   ===========


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                                   YEAR ENDED     YEAR ENDED
                                                  DECEMBER 31,   DECEMBER 31,
                                                      1995           1996
                                                  ------------  ---------------
FROM OPERATIONS
 Net investment income  . . . . . . . . . . . .   $   186,550    $    591,899
 Net realized gain on investments . . . . . . .     1,462,220       5,566,031
 Unrealized appreciation on investments . . . .     2,281,753       7,966,226
                                                  -----------    ------------
 INCREASE IN NET ASSETS FROM OPERATIONS . . . .     3,930,523      14,124,156
                                                  -----------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income  . . . . . . . . . . . .      (171,695)       (597,412)
 Net realized gain on investments . . . . . . .    (1,055,203)     (5,269,235)
                                                  -----------    ------------
                                                   (1,226,898)     (5,866,647)
                                                  -----------    ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares . . . . . . . . .    25,462,402      66,168,269
 Net asset value of shares issued in connection
  with the reinvestment of:
  Distributions from net investment income  . .       171,695         597,412
  Distributions from net realized gain  . . . .     1,055,203       5,269,235
                                                  -----------    ------------
                                                   26,689,300      72,034,916
 Cost of shares redeemed  . . . . . . . . . . .    (4,756,656)    (18,839,546)
                                                  -----------    ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS. . . . . . . . . . . . . .    21,932,644      53,195,370
                                                  -----------    ------------
 TOTAL INCREASE IN NET ASSETS . . . . . . . . .    24,636,269      61,452,879
NET ASSETS
 Beginning of the year  . . . . . . . . . . . .     3,104,877      27,741,146
                                                  -----------    ------------
 End of the year  . . . . . . . . . . . . . . .   $27,741,146    $ 89,194,025
                                                  ===========    ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year  . . . . . . . . . . . .   $         0    $     14,855
                                                  ===========    ============
 End of the year  . . . . . . . . . . . . . . .   $    14,855    $      9,342
                                                  ===========    ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares . . . . . . . .       234,111         482,269
 Issued in connection with the reinvestment of:
  Distributions from net investment income  . .         1,477           7,195
  Distributions from net realized gain  . . . .         9,076          34,411
                                                  -----------    ------------
                                                      244,664         523,875
 Redeemed . . . . . . . . . . . . . . . . . . .       (43,301)       (139,206)
                                                  -----------    ------------
 Net change . . . . . . . . . . . . . . . . . .       201,363         384,669
                                                  ===========    ============




 FINANCIAL HIGHLIGHTS
                                   MAY 2, 1994(A)
                                      THROUGH       YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        1994           1995           1996
                                   --------------  ------------  --------------
Net Asset Value, Beginning of
 Period. . . . . . . . . . . . .    $100.00          $ 96.61        $118.80
                                    -------          -------        -------
Income From Investment Operations
 Net Investment Income . . . . .       0.14             0.85           1.05
 Net Realized and Unrealized Gain
  (Loss) on Investments  . . . .      (3.38)           26.93          35.03
                                    -------          -------        -------
 Total From Investment
  Operations . . . . . . . . . .      (3.24)           27.78          36.08
                                    -------          -------        -------
Less Distributions
 Dividends From Net Investment
  Income . . . . . . . . . . . .      (0.15)           (0.78)         (1.03)
 Distributions From Net Realized
  Capital Gains  . . . . . . . .       0.00            (4.81)         (9.56)
                                    -------          -------        -------
 Total Distributions . . . . . .      (0.15)           (5.59)        (10.59)
                                    -------          -------        -------
Net Asset Value, End of
 Period  . . . . . . . . . . . .    $ 96.61          $118.80        $144.29
                                    =======          =======        =======
TOTAL RETURN (%) . . . . . . . .      (3.23)(c)        28.88          30.67
Ratio of Operating Expenses to
 Average Net Assets (%)  . . . .       1.00 (b)         1.00           1.00
Ratio of Net Investment Income to
 Average Net Assets (%)  . . . .       0.32 (b)         1.26           1.15
Portfolio Turnover Rate (%)  . .         80 (b)           98             62
Average Commission Rate (d)  . .         --               --        $0.0568
Net Assets, End of
 Period (000)  . . . . . . . . .    $ 3,105          $27,741        $89,194
The ratios of expenses to average
 net assets without giving effect
 to the voluntary expense
 agreement described in Note 4 to
 the Financial Statements would
 have been (%) . . . . . . . . .       2.31 (b)         1.91           1.29



(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                See accompanying notes to financial statements.

DRAYCOTT INTERNATIONAL EQUITY SERIES*
PORTFOLIO MANAGERS: NICHOLAS CARN, TIMOTHY GRIFFEN,
GREGORY ECKERSLEY AND NIGEL HANKIN
DRAYCOTT PARTNERS, LTD.


 [PHOTOS OF NICHOLAS  CARN, TIM GRIFFEN, GREGORY ECKERSLEY AND NIGEL HANKIN]






Q. HOW DID THE DRAYCOTT INTERNATIONAL EQUITY SERIES PERFORM IN 1996?

A. The Series generated 6.67% total return for the year ended December 31, 1996, this compares favorably to the Morgan Stanley Capital Europe Australasia Far East (EAFE) Index/2/, which returned 6.36% for the same period.

The Series' performance was most influenced by its relatively large exposure to the Japanese stock market. The perception that the Japanese domestic economy was weakening as the fiscal stimulus of the first quarter subsided, caused the stock market to deteriorate once again in the second half. In addition, the Japanese stocks in the Series' portfolio as a whole underperformed the Japanese broad market indexes.

European markets, however, staged a second half recovery from a weak showing at the beginning of the year. The world economy continued to register steady non-inflationary growth, due in part to the desynchronization of the European and Japanese economies and also to the continued slow, steady growth of the U.S. economy. It should be noted that exposure to the UK, Spain and Italy benefited performance as interest rates fell further.

Unprecedented earnings growth and a decline in long-term interest rates in Japan during the year slowed the Japanese stock market. This environment contrasts sharply to the U.S. stock market, where earnings growth slowed, long term interest rates rose and fell, and the equity risk premium declined to historical lows. Consequently, we believe that the underperformance of the Japanese stock market in 1996 is mostly attributable to an unprecedented rise in equity risk premiums.

Q. HOW DID YOU MANAGE THE SERIES IN 1996?

A. Through the first half of the year we maintained a weighting in Japan below that of the EAFE Index, the Series was overweighted in the UK and underweighted in East Asia, while we kept our continental European holdings broadly in line with the EAFE Index.

In the Fall, we increased our investments in Japan, primarily because of lower stock market performance and signs of improvement in the Japanese economy.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?*

A. Global monetary policy is currently very accommodative and global interest rates are at twenty-year lows. Some of the challenges facing the world economy--continuing balance-sheet problems in Japan, high labor costs and rigid labor markets in Europe, together with the legacy of exchange rate overvaluation and the prospect of tight fiscal policy to remedy the effects of the long recession in Japan and the wish to meet the Maastricht criteria in Europe.

We believe that this policy mix generally favors world stock markets in the coming months. The discount rate applied to future earnings is likely to remain low while an environment of low economic volatility favors companies restructuring efforts.

* On January 22, 1997, the Board of Trustees of New England Zenith Fund approved a new subadvisory agreement relating to the Draycott International Equity Series between TNE Advisers, Inc. and Morgan Stanley Asset Management Inc. ("MSAM"). This new agreement, is expected to become effective May 1, 1997 (subject to shareholder approval). Under this new agreement MSAM would become subadviser of the Series, succeeding Draycott Partners, Ltd. and would be responsible for the day to day management of the Series. The new name of the Series will be Morgan Stanley International Magnum Equity Series.

  [A CHART APPEARS HERE COMPARING A $10,000

INVESTMENT IN THE SERIES COMPARED TO AN INDEX]





                 International

                 Equity Series         EAFE


10/31/94             10000             10000

1994                 10260              9555

1995                 10879             10455

1996                 11627             10915




FUND FACTS

GOAL: Total return from long-term growth of capital and dividend income, primarily through investment in international equity securities.

START DATE: October 31, 1994

SIZE: $39 million as of December 31, 1996

MANAGERS: Nicholas Carn, Timothy Griffen, Gregory Eckersley and Nigel Hankin have served as portfolio managers since the Series' inception in 1994. Each have also served as portfolio manager of New England International Equity Fund since 1991. They also have managed the Maxim Series Fund--Foreign Equity Portfolio since November 1994.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(DRAYCOTT INTERNATIONAL EQUITY SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--93.3% OF TOTAL NET ASSETS

SHARES                                                  VALUE (A)
         AUSTRALIA--4.8%
 28,800  Australian & New Zealand Bank Group,
          144A(d)  . . . . . . . . . . . . . . . . .    $  181,531
 28,900  Boral Ltd.  . . . . . . . . . . . . . . . .        82,237
  9,200  Broken Hill Proprietary Co., 144A(d)  . . .       131,042
 18,100  Capral Aluminum . . . . . . . . . . . . . .        57,547
 40,250  Fairfax, John . . . . . . . . . . . . . . .        91,179
  8,200  Lend Lease Corp., 144A(d) . . . . . . . . .       159,033
 29,500  News Corp.  . . . . . . . . . . . . . . . .       155,695
 21,800  Normandy Mining Ltd.  . . . . . . . . . . .         7,278
100,400  Normandy Mining Ltd. Warrants . . . . . . .       138,857
 50,400  North Ltd.  . . . . . . . . . . . . . . . .       147,422
 81,000  Oil Search Ltd. . . . . . . . . . . . . . .       157,738
 48,000  QNI Limited . . . . . . . . . . . . . . . .        96,527
 27,400  Southcorp Holdings Ltd. . . . . . . . . . .        87,115
  9,000  Wesfarmers  . . . . . . . . . . . . . . . .        62,952
 31,100  Westpac Bank Corp.  . . . . . . . . . . . .       176,994
 26,500  WMC Ltd.  . . . . . . . . . . . . . . . . .       167,034
                                                        ----------
                                                         1,900,181
                                                        ----------
         BELGIUM--1.2%
  3,630  Delhaize Le Lion, 144A(d) . . . . . . . . .       215,666
  1,270  Glaverbel . . . . . . . . . . . . . . . . .       147,504
    740  Powerfin  . . . . . . . . . . . . . . . . .       113,120
                                                        ----------
                                                           476,290
                                                        ----------
         DENMARK--0.8%
  1,300  BG Bank . . . . . . . . . . . . . . . . . .        60,909
  2,000  Crisplant Industries  . . . . . . . . . . .        96,761
  6,470  ISS International
          Service Systems, 144A(d) . . . . . . . . .       170,240
                                                        ----------
                                                           327,910
                                                        ----------
         FINLAND--2.1%
  2,535  Huhtamaki OY  . . . . . . . . . . . . . . .       117,933
  7,720  Kesko . . . . . . . . . . . . . . . . . . .       108,919
    870  Kone Corp.  . . . . . . . . . . . . . . . .        96,078
  1,800  Metra AB  . . . . . . . . . . . . . . . . .       101,348
  2,200  Raison Tehtaat  . . . . . . . . . . . . . .       138,696
 12,860  UPM Kymmene OY  . . . . . . . . . . . . . .       269,780
                                                        ----------
                                                           832,754
                                                        ----------
         GERMANY--8.6%
  3,630  Adidas AG . . . . . . . . . . . . . . . . .       313,745
    180  Bayer Motoren Werk  . . . . . . . . . . . .       125,513
    190  Boss Hugo AG  . . . . . . . . . . . . . . .       238,673
  3,950  Deutsche Telekom  . . . . . . . . . . . . .        83,297
  3,460  Henkel Kgaa . . . . . . . . . . . . . . . .       173,810
 11,350  Hoechst AG  . . . . . . . . . . . . . . . .       536,226
 23,850  Lufthansa AG, 144A(d) . . . . . . . . . . .       325,481
  1,130  Mannesmann AG,144A(d) . . . . . . . . . . .       489,804
  1,200  Preussag AG . . . . . . . . . . . . . . . .       271,770
  1,590  SGL Carbon, 144A(d) . . . . . . . . . . . .       200,455
  6,350  Tarkett AG  . . . . . . . . . . . . . . . .       126,686
  8,510  Veba AG . . . . . . . . . . . . . . . . . .       492,195
                                                        ----------
                                                         3,377,655
                                                        ----------





SHARES                                      VALUE (A)
         GREAT BRITAIN--26.8%
 42,400  BAA  . . . . . . . . . . . . .    $   351,578
 47,400  BTR  . . . . . . . . . . . . .        231,437
 23,000  BPB  . . . . . . . . . . . . .        151,311
 48,350  Barclays . . . . . . . . . . .        828,751
 23,200  Bass . . . . . . . . . . . . .        326,716
 29,450  British Aerospace  . . . . . .        644,802
 28,400  British Petroleum  . . . . . .        340,586
 29,700  British Sky Broadcasting . . .        265,606
 45,850  British Telecommunication  . .        310,275
 35,700  Cadbury Schweppes  . . . . . .        301,527
 40,000  Caradon PLC  . . . . . . . . .        164,468
 31,675  Carlton Communications . . . .        277,624
 10,765  EMI Group  . . . . . . . . . .        254,463
 35,900  General Electric Co. PLC . . .        235,561
 27,850  Glaxo Wellcome . . . . . . . .        453,272
 29,300  Greenalls Group  . . . . . . .        295,158
177,450  Hanson . . . . . . . . . . . .        249,287
 39,100  IMI  . . . . . . . . . . . . .        250,529
 35,700  J. Sainsbury . . . . . . . . .        236,695
116,800  Ladbroke Group . . . . . . . .        464,239
 80,650  National Grid Group  . . . . .        269,432
 19,750  National Westminster . . . . .        232,114
 98,250  Orange . . . . . . . . . . . .        318,130
 19,850  Pearson  . . . . . . . . . . .        253,354
 62,200  Rank Group . . . . . . . . . .        466,740
 29,920  Reed International . . . . . .        562,826
 17,750  Reuters Holdings . . . . . . .        228,223
 16,520  Shell Transportation &
          Trading . . . . . . . . . . .        286,418
 18,450  Smithkline Beecham . . . . . .        255,398
 98,400  Telewest Communication . . . .        208,196
 44,150  Ti Group . . . . . . . . . . .        437,945
 89,100  Toxkins  . . . . . . . . . . .        412,147
                                           -----------
                                            10,564,808
                                           -----------
         ITALY--3.4%
 73,250  BCA Fideuram SPA . . . . . . .        161,034
 83,000  ENI Spa  . . . . . . . . . . .        425,943
 28,700  Edison . . . . . . . . . . . .        181,621
 51,950  Saipem, 144A(d)  . . . . . . .        239,032
 90,800  Stet . . . . . . . . . . . . .        306,757
                                           -----------
                                             1,314,387
                                           -----------
         JAPAN--28.6%
 23,000  Asahi Glass Co.  . . . . . . .        216,475
 22,000  Dai Nippon Printing  . . . . .        385,632
 87,000  Daiwa Bank . . . . . . . . . .        454,494
  9,000  Daiwa Securities, 144A(d)  . .         80,045
 16,000  Denso Corp.  . . . . . . . . .        385,459
     72  East Japan Railway, 144A(d)  .        323,910
 26,000  Fuji Bank  . . . . . . . . . .        379,415
  1,000  Hitachi  . . . . . . . . . . .          9,326
151,000  Hokkaido Takushoku, 144A(d)  .        293,368
 67,000  Ishikawajima Har . . . . . . .        297,945
 18,000  Kirin Brewery Co.  . . . . . .        177,187


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DRAYCOTT INTERNATIONAL EQUITY SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

SHARES                                                  VALUE (A)
         JAPAN--(CONTINUED)
 26,000  Matsushita Electronic Industries,
          144A(d) . . . . . . . . . . . . . . . . .    $   424,316
 21,000  Mitsubishi Corp., 144A(d)  . . . . . . . .        217,598
 40,000  Mitsubishi Chemical  . . . . . . . . . . .        129,522
 21,000  Mitsubishi Logistic  . . . . . . . . . . .        271,997
 23,000  Mitsubishi Heavy Industry, Ltd., 144A(d) .        182,713
 23,000  Mitsui & Co. . . . . . . . . . . . . . . .        186,685
 43,000  Mitsukoshi . . . . . . . . . . . . . . . .        305,207
 21,000  Mitsui Fudosan Co., 144A(d)  . . . . . . .        210,344
  7,000  Nintendo Co. . . . . . . . . . . . . . . .        501,079
 70,000  Nippon Credit Bank . . . . . . . . . . . .        184,354
 93,000  Nippon Steel Corp. . . . . . . . . . . . .        274,639
     31  Nippon Telephone & Telegraph Corp. . . . .        235,023
 16,000  Nomura Securities  . . . . . . . . . . . .        240,394
 43,000  Odakyu Electric Railway  . . . . . . . . .        258,052
 18,000  Onward Kashiyama . . . . . . . . . . . . .        253,346
 96,000  Osaka Gas Co.  . . . . . . . . . . . . . .        262,775
 23,000  Ricoh Co.  . . . . . . . . . . . . . . . .        264,139
 21,000  Sakura Bank  . . . . . . . . . . . . . . .        150,142
 21,000  Sanwa Bank, 144A(d)  . . . . . . . . . . .        286,504
 36,000  Sato Kogyo Co. . . . . . . . . . . . . . .        125,585
  9,000  Secom Co.  . . . . . . . . . . . . . . . .        544,772
  5,000  Sony Corp. . . . . . . . . . . . . . . . .        327,692
 12,000  Sumitomo Bank, 144A(d) . . . . . . . . . .        173,042
  1,000  Sumitomo Marine & Fire, 144A(d)  . . . . .          6,217
 39,000  Taisei Corp. . . . . . . . . . . . . . . .        202,055
 17,000  Takashimaya Co.  . . . . . . . . . . . . .        204,041
 34,000  Tokai Bank . . . . . . . . . . . . . . . .        355,237
 20,000  Tokyo Electric Power Co. . . . . . . . . .        438,649
 23,000  Toto . . . . . . . . . . . . . . . . . . .        262,154
  8,000  Toyota Motor Corp. . . . . . . . . . . . .        230,032
 26,000  Yakult Honsha Co.  . . . . . . . . . . . .        269,407
 65,000  Yasuda Trust & Banking . . . . . . . . . .        275,581
                                                       -----------
                                                        11,256,549
                                                       -----------
         NETHERLANDS--4.2%
  2,250  ABN Amro Holdings NV . . . . . . . . . . .        146,481
  1,060  Akzo Nobel NV  . . . . . . . . . . . . . .        144,894
  1,800  CSM NV . . . . . . . . . . . . . . . . . .        100,087
 16,200  Fortis Amev NV . . . . . . . . . . . . . .        567,680
  2,300  Kon Ahrend NV  . . . . . . . . . . . . . .        128,289
 13,600  Vendex International . . . . . . . . . . .        582,126
                                                       -----------
                                                         1,669,557
                                                       -----------
         NORWAY--2.1%
 13,100  Benor Tankers. . . . . . . . . . . . . . .         85,394
  4,500  Narvesen ASA . . . . . . . . . . . . . . .        132,700
  2,000  Orkla ASA  . . . . . . . . . . . . . . . .        138,132
 10,000  Schibsted ASA  . . . . . . . . . . . . . .        182,366
  9,450  Smedvig  . . . . . . . . . . . . . . . . .        192,136
  7,400  Unitor A/S . . . . . . . . . . . . . . . .         94,178
                                                       -----------
                                                           824,906
                                                       -----------
         SPAIN--3.5%
  2,880  Abengoa SA . . . . . . . . . . . . . . . .         99,827
 10,250  Autupistas del Mare  . . . . . . . . . . .        161,063
  7,200  BCO Santander SA . . . . . . . . . . . . .        460,866





SHARES                                                  VALUE (A)
65,250  Corp Fin Reunido  . . . . . . . . . . . . .    $   214,107
 4,300  Repsol SA . . . . . . . . . . . . . . . . .        164,945
 4,000  Tabacalera SA . . . . . . . . . . . . . . .        172,232
 6,800  Viscofan Envoltura  . . . . . . . . . . . .         99,519
                                                       -----------
                                                         1,372,559
                                                       -----------
        SWEDEN--0.4%
 8,300  Scandic Hotels AB . . . . . . . . . . . . .        138,741
                                                       -----------
        SWITZERLAND--6.8%
   425  Alusuisse Lonza HD  . . . . . . . . . . . .        338,793
   907  Adecco SA . . . . . . . . . . . . . . . . .        227,682
    79  Baloise Holdings  . . . . . . . . . . . . .        158,767
   250  Danzas Holding  . . . . . . . . . . . . . .        277,363
   244  Nestle SA . . . . . . . . . . . . . . . . .        261,956
   227  Novartis AG . . . . . . . . . . . . . . . .        259,986
    52  Roche Holdings AG . . . . . . . . . . . . .        404,617
   172  Schindler Holdings AG . . . . . . . . . . .        186,971
   227  Swissair  . . . . . . . . . . . . . . . . .        183,669
 2,400  Tag Heuer . . . . . . . . . . . . . . . . .        387,299
                                                       -----------
                                                         2,687,103
                                                       -----------
        Total Common Stocks
         (Identified Cost $34,842,843)  . . . . . .     36,743,400
                                                       -----------



 SHORT-TERM INVESTMENT--2.1%

  FACE
 AMOUNT
$845,000  Repurchase agreement with State Street Bank &
           Trust Company dated 12/31/96 at 4.750% to be
           repurchased at $845,223 on 1/02/97
           collateralized by $675,000 U.S. Treasury
           Notes 8.875% due 8/15/17 with a value of
           $865,055 . . . . . . . . . . . . . . . . . .        845,000
                                                           -----------
          Total Short-Term Investment
           (Identified Cost $845,000) . . . . . . . . .        845,000
                                                           -----------
          Total Investments--95.4%
           (Identified Cost $35,687,843)(b) . . . . . .     37,588,400
          Other assets less liabilities(c)  . . . . . .      1,803,786
                                                           -----------
          TOTAL NET ASSETS--100%  . . . . . . . . . . .    $39,392,186
                                                           ===========



(a) See Note 1a.
(b) Federal Tax Information: At December 31,1996 the net unrealized appreciation on investments based on cost of $35,771,235 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all
      investments in which there is an excess of
      value over tax cost  . . . . . . . . . . . . .    $ 3,909,393
     Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value  . . . . . . . . . . . . . . .     (2,092,228)
                                                        -----------
     Net unrealized appreciation . . . . . . . . . .    $ 1,817,165
                                                        ===========



(c) Including deposits in foreign denominated currencies with a value of $1,642,744 and a cost of $1,640,556.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DRAYCOTT INTERNATIONAL EQUITY SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value . . . . . . . . . .              $37,588,400
 Cash . . . . . . . . . . . . . . . . . .                      716
 Foreign cash at value
  (Cost $1,640,556) . . . . . . . . . . .                1,642,744
 Receivable for:
  Fund shares sold  . . . . . . . . . . .                  178,332
  Securities sold . . . . . . . . . . . .                  162,550
  Dividends and interest  . . . . . . . .                   46,471
  Foreign taxes . . . . . . . . . . . . .                    9,279
 Unamortized organization expense . . . .                    5,688
                                                       -----------
                                                        39,634,180
LIABILITIES
 Payable for:
  Securities purchased  . . . . . . . . .   $ 42,498
  Fund shares redeemed  . . . . . . . . .    101,049
  Withholding taxes . . . . . . . . . . .      5,779
 Accrued expenses:
  Management fees . . . . . . . . . . . .     34,246
  Deferred trustees' fees . . . . . . . .        277
  Other expenses  . . . . . . . . . . . .     58,145
                                            --------
                                                           241,994
                                                       -----------
                                                       $39,392,186
                                                       ===========
NET ASSETS
 Net Assets consist of:
  Capital paid in . . . . . . . . . . . .              $37,517,658
  Overdistributed net investment income .                  (55,074)
  Accumulated net realized gain . . . . .                   21,291
  Unrealized appreciation on investments
   and foreign currency . . . . . . . . .                1,908,311
                                                       -----------
NET ASSETS  . . . . . . . . . . . . . . .              $39,392,186
                                                       ===========
Computation of offering price:
Net asset value and redemption price per
 share ($39,392,186 divided by 3,490,576
 shares of beneficial interest) . . . . .              $     11.29
                                                       ===========
Identified cost of investments  . . . . .              $35,687,843
                                                       ===========



 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Dividends . . . . . . . . . . . . . . . .                 $  448,320(a)
 Interest  . . . . . . . . . . . . . . . .                    113,890
                                                           ----------
                                                              562,210
EXPENSES
 Management fees . . . . . . . . . . . . .   $  256,659
 Trustees' fees and expenses . . . . . . .       10,340
 Custodian . . . . . . . . . . . . . . . .      145,265
 Audit and tax services  . . . . . . . . .       21,500
 Legal . . . . . . . . . . . . . . . . . .       11,566
 Printing  . . . . . . . . . . . . . . . .       14,701
 Amortization of organization
  expenses . . . . . . . . . . . . . . . .        2,017
 Miscellaneous . . . . . . . . . . . . . .       11,335
                                             ----------
   Total expenses  . . . . . . . . . . . .      473,383
   Less expenses assumed by the investment
    adviser. . . . . . . . . . . . . . . .     (102,652)      370,731
                                             ----------    ----------
NET INVESTMENT INCOME  . . . . . . . . . .                    191,479
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
 Realized gain (loss) on:
  Investments--net . . . . . . . . . . . .      727,827
  Foreign currency transactions--net . . .     (191,286)
                                             ----------
  Net realized gain on investments and
   foreign currency transactions . . . . .      536,541
                                             ----------
 Unrealized appreciation (depreciation) on:
  Investments--net . . . . . . . . . . . .    1,298,183
  Foreign currency transactions--net . . .     (246,903)
                                             ----------
  Net unrealized appreciation on
   investments and foreign currency
   transactions. . . . . . . . . . . . . .    1,051,280
                                             ----------
Net gain on investment transactions  . . .                  1,587,821
                                                           ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                 $1,779,300
                                                           ==========



(a) Net of foreign taxes of: $68,624.


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DRAYCOTT INTERNATIONAL EQUITY SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                                    YEAR ENDED     YEAR ENDED
                                                   DECEMBER 31,   DECEMBER 31,
                                                       1995           1996
                                                   ------------  --------------
FROM OPERATIONS
 Net investment income . . . . . . . . . . . . .   $   123,277    $   191,479
 Net realized gain (loss) on investments and
  foreign currency transactions  . . . . . . . .      (125,269)       536,541
 Unrealized appreciation on investments and
  foreign currency transactions  . . . . . . . .       798,519      1,051,280
                                                   -----------    -----------
 INCREASE IN NET ASSETS FROM OPERATIONS  . . . .       796,527      1,779,300
                                                   -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income . . . . . . . . . . . . .      (123,277)       (50,813)
 In excess of net investment income  . . . . . .       (48,516)             0
 Net realized gain on investments  . . . . . . .             0       (542,008)
                                                   -----------    -----------
                                                      (171,793)      (592,821)
                                                   -----------    -----------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares  . . . . . . . . .    16,189,698     30,118,413
 Net asset value of shares issued in connection
  with the reinvestment of:
  Distributions from net investment income . . .       171,793         50,813
  Distributions from net realized gain . . . . .             0        542,008
                                                   -----------    -----------
                                                    16,361,491     30,711,234
 Cost of shares redeemed . . . . . . . . . . . .    (3,707,935)    (8,773,034)
                                                   -----------    -----------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS . . . . . . . . . . . . . .    12,653,556     21,938,200
                                                   -----------    -----------
 TOTAL INCREASE IN NET ASSETS  . . . . . . . . .    13,278,290     23,124,679
NET ASSETS
 Beginning of the year . . . . . . . . . . . . .     2,989,217     16,267,507
                                                   -----------    -----------
 End of the year . . . . . . . . . . . . . . . .   $16,267,507    $39,392,186
                                                   ===========    ===========
OVERDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year . . . . . . . . . . . . .   $         0    $    (6,800)
                                                   ===========    ===========
 End of the year . . . . . . . . . . . . . . . .   $    (6,800)   $   (55,074)
                                                   ===========    ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares  . . . . . . . .     1,564,292      2,705,127
 Issued in connection with the reinvestment of:
  Distributions from net investment income . . .        16,055          4,565
  Distributions from net realized gain . . . . .             0         48,698
                                                   -----------    -----------
                                                     1,580,347      2,758,390
 Redeemed  . . . . . . . . . . . . . . . . . . .      (355,736)      (784,531)
                                                   -----------    -----------
 Net change  . . . . . . . . . . . . . . . . . .     1,224,611      1,973,859
                                                   ===========    ===========




 FINANCIAL HIGHLIGHTS
                             OCTOBER 31, 1994 (A)
                                   THROUGH          YEAR ENDED     YEAR ENDED
                                 DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
                                     1994              1995           1996
                             --------------------  ------------  --------------
Net Asset Value, Beginning
 of Period . . . . . . . .        $10.00             $ 10.23        $ 10.73
                                  ------             -------        -------
Income From Investment
 Operations
 Net Investment Income . .          0.03                0.09           0.06
 Net Realized and
  Unrealized Gain (Loss) on
  Investments. . . . . . .          0.23                0.53           0.68
                                  ------             -------        -------
 Total From Investment
  Operations . . . . . . .          0.26                0.62           0.74
                                  ------             -------        -------
Less Distributions
 Dividends From Net
  Investment Income  . . .         (0.02)              (0.09)         (0.02)
 Distributions in Excess of
  Net Investment Income  .          0.00               (0.03)          0.00
 Distributions From Net
  Realized Capital Gains .          0.00                0.00          (0.16)
 Distributions From Paid-in
  Capital. . . . . . . . .         (0.01)               0.00           0.00
                                  ------             -------        -------
 Total Distributions . . .         (0.03)              (0.12)         (0.18)
                                  ------             -------        -------
Net Asset Value, End of
 Period. . . . . . . . . .        $10.23             $ 10.73        $ 11.29
                                  ======             =======        =======
TOTAL RETURN (%) . . . . .          2.60(c)             6.03           6.67
Ratio of Operating Expenses
 to Average Net
 Assets (%)  . . . . . . .          1.30(b)             1.30           1.30
Ratio of Net Investment
 Income to Average Net
 Assets (%)  . . . . . . .          2.56(b)             1.29           0.67
Portfolio Turnover
 Rate (%)  . . . . . . . .             4(b)               89             64
Average Commission
 Rate (d)  . . . . . . . .            --                  --        $0.0204
Net Assets, End of
 Period (000)  . . . . . .        $2,989             $16,268        $39,392
The ratios of expenses to
 average net assets without
 giving effect to the
 voluntary expense
 agreement described in
 Note 4 to the Financial
 Statements would have
 been (%)  . . . . . . . .          5.38(b)             3.12           1.66



(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
                See accompanying notes to financial statements.

ALGER EQUITY GROWTH SERIES
PORTFOLIO MANAGER: DAVID D. ALGER
FRED ALGER MANAGEMENT, INC.


[PHOTO OF DAVID D. ALGER]





Q. HOW DID THE ALGER EQUITY GROWTH SERIES PERFORM IN 1996?

A. 1996 proved to be an interesting and turbulent time in the market. In January, the Alger Equity Growth Series was coming off an extraordinary year, having significantly outperformed all relevant major market indices. During the past twelve months, however, it has been much more difficult to outperform the market. Although the portfolio posted a positive return of 13.17%, it lagged its benchmark index, the S&P 500 Index/19/, which returned 22.90% for the year.

In a sense, this past year has been almost a cycle. We began with the assumption that the economy was exceedingly weak, went through a period from mid-March to late October during which the popular view was that the economy was too strong, and then moved back in the direction to close the year where we began it.

The economic uncertainty which existed throughout most of the year resulted in defensive positioning of investors. Consequently, there was a flight to blue-chip stocks. Therefore, both the Dow Jones Industrial Average and the S&P 500 Index/ /enjoyed very strong years. It appears that the performance of the S&P 500 was primarily driven by a handful of blue-chip type stocks noted for stable and predictable earnings growth. The portfolio typically invests in stocks of companies that are expected to grow their earnings at a faster rate (25% and above). Thus, the portfolio did not perform as well as funds largely investing in blue chip companies or broad market indices. In addition, many of the growth stocks the portfolio invested in were hit more severely during the sell off in July and recovered less impressively.

Q. HOW DID YOU MANAGE THE SERIES IN 1996?

A. Although there were shifts within the portfolio, our strategy remained consistent, emphasizing the individual selection of quality growth stocks through in-depth, internal research conducted by talented analysts. At no time during the course of the year did we stray from the philosophy and process that have driven our long term success as an investment manager.

One specific area which contributed to underperformance was our failure to foresee the earnings collapse of the HMO's. As a result, many medical technology companies we owned did very poorly after the first quarter.

Although the portfolio remained diversified, owning many stocks across numerous sectors, several key holdings impacted performance. Intel and Adaptec, for instance, performed exceptionally well in spite of significant volatility within their sector. Glenayre Technologies, which the portfolio held at year end, fell victim to this volatility, and performance was disappointing.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

A. The good news is that we feel that the factors which have contributed to our recent performance are now behind us, setting the stage for a strong rebound in 1997. We continue to maintain that economic growth is not overly robust. Factors which support our belief include a recent drop in the price of gold, the rising dollar and slowing corporate profits. We contend that the stock market continues to be undervalued relative to the bond market. Furthermore, we feel that growth stocks are undervalued relative to the rest of the stock market. Currently, good quality growth stocks, which typically trade in the range of 1.5 to 2.5 times the market multiple, are trading at 1.3 times based on our 1997 estimated earnings per share: below the low-end of the historical range. In other words, investors are paying only a very small premium for quality growth stocks, such as those in the portfolio. As it becomes clearer in the months ahead that the economy is expanding at a noninflationary, steady pace, we expect that investor confidence will rebound and premiums for growth stocks will expand. This should translate into strong performance potential for the portfolio.



                 Alger Equity

                 Growth Series    S&P 500


10/31/94             10000         10000

1994                  9580          9794

1995                 14245         13461

1996                 16122         16544




FUND FACTS

GOAL: Long-term capital appreciation.

START DATE: October 31, 1994

SIZE: $120 million as of December 31, 1996

MANAGER: David D. Alger, President and Chief Financial Officer (since 1975), Executive Vice President, portfolio Manager and Director of Research (since
1971), Fred Alger Management, Inc.; Portfolio Manager, The Alger Growth Portfolio (since 1986), The Alger American Fund Growth Portfolio (since 1989) and the Alger Retirement Fund (since 1993).

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--93.9% OF TOTAL NET ASSETS

SHARES                                         VALUE (A)
         AEROSPACE--3.4%
 25,700  Boeing Co.    . . . . . . . . . .    $  2,733,837
 31,500  Gulfstream Aerospace Corp.
          New(c) . . . . . . . . . . . . .         763,875
  9,100  United Technologies Corp.   . . .         600,600
                                              ------------
                                                 4,098,312
                                              ------------
         APPAREL--0.6%
 15,000  Tommy Hilfiger Corp.(c) . . . . .         720,000
                                              ------------
         BANKS--5.3%
 28,000  Chase Manhattan Corp.   . . . . .       2,499,000
 37,900  Citicorp  . . . . . . . . . . . .       3,903,700
                                              ------------
                                                 6,402,700
                                              ------------
         BIO TECHNOLOGY--0.7%
 10,300  Amgen, Inc.(c)  . . . . . . . . .         560,063
  6,000  Biochem Pharmacy, Inc.(c) . . . .         301,500
                                              ------------
                                                   861,563
                                              ------------
         BUILDING & CONSTRUCTION--0.8%
 17,200  Case Corp.    . . . . . . . . . .         937,400
                                              ------------
         CASINOS & RESORTS--0.7%
 40,000  Mirage Resorts, Inc.    . . . . .         865,000
                                              ------------
         CHEMICALS--2.6%
 14,100  Avery Dennison Corp.    . . . . .         498,788
 68,500  Monsanto Co.    . . . . . . . . .       2,662,937
                                              ------------
                                                 3,161,725
                                              ------------
         COMMUNICATIONS--4.4%
 14,300  LCI International, Inc.(c)  . . .         307,450
  9,000  Lucent Technologies, Inc.   . . .         416,250
 12,400  Nokia Corp.   . . . . . . . . . .         714,550
 16,000  PictureTel Corp.(c)   . . . . . .         416,000
 18,000  QUALCOMM, Inc.(c)   . . . . . . .         717,750
 18,500  Telecomunicacoes Brasileiras  . .       1,415,250
 48,700  Worldcom, Inc.(c) . . . . . . . .       1,269,244
                                              ------------
                                                 5,256,494
                                              ------------
         COMMUNICATIONS EQUIPMENT--6.3%
 19,300  Ascend Communications, Inc.(c)  .       1,199,013
 12,200  Cascade Communications
          Corp.(c) . . . . . . . . . . . .         672,525
 59,000  Cisco Systems, Inc.(c)  . . . . .       3,753,875
 20,000  Glenayre Technologies, Inc.(c)  .         431,250
 13,200  PairGain Technologies, Inc.   . .         401,775
 30,800  Tellabs, Inc.(c)  . . . . . . . .       1,158,850
                                              ------------
                                                 7,617,288
                                              ------------
         COMPUTER RELATED & BUSINESS EQUIPMENT--6.0%
 82,502  First Data Corp.    . . . . . . .       3,011,323
 39,000  Ingram Micro, Inc.(c)   . . . . .         897,000
 48,600  Sun Microsystems, Inc.    . . . .       1,248,413
 28,500  3Com Corp.(c) . . . . . . . . . .       2,091,187
                                              ------------
                                                 7,247,923
                                              ------------





SHARES                                                VALUE (A)
         COMPUTER SERVICES--0.4%
 16,200  SABRE Group Holdings, Inc.(c)    . . . .    $    451,575
                                                     ------------
         COMPUTER SOFTWARE--4.9%
  9,400  Computer Associates International,
          Inc.    . . . . . . . . . . . . . . . .         467,650
 25,000  Compuware Corp.(c) . . . . . . . . . . .       1,253,125
 54,900  Informix Corp.(c)  . . . . . . . . . . .       1,118,588
 28,600  Microsoft Corp.    . . . . . . . . . . .       2,363,075
 12,400  Parametric Technology Corp.    . . . . .         637,050
                                                     ------------
                                                        5,839,488
                                                     ------------
         COMPUTER TECHNOLOGY--2.4%
 71,500  Adaptec, Inc.(c) . . . . . . . . . . . .       2,860,000
                                                     ------------
         CONSUMER PRODUCTS--4.3%
 50,750  CUC International, Inc.(c) . . . . . . .       1,205,312
 11,000  Colgate Palmolive Co.    . . . . . . . .       1,014,750
 39,500  Nike, Inc.   . . . . . . . . . . . . . .       2,360,125
 12,000  Tyco International, Ltd.   . . . . . . .         634,500
                                                     ------------
                                                        5,214,687
                                                     ------------
         CONGLOMERATE--2.0%
 24,500  General Electric Co.   . . . . . . . . .       2,422,437
                                                     ------------
         DEFENSE--1.8%
  3,000  Lockheed Martin Corp.    . . . . . . . .         274,500
 45,400  Sundstrand Corp.   . . . . . . . . . . .       1,929,500
                                                     ------------
                                                        2,204,000
                                                     ------------
         ELECTRONICS--1.1%
 26,300  Hewlett-Packard Co.    . . . . . . . . .       1,321,575
                                                     ------------
         ENERGY & ENERGY SERVICES--3.1%
 19,000  Halliburton Co.    . . . . . . . . . . .       1,144,750
 18,500  Schlumberger, Ltd.   . . . . . . . . . .       1,847,687
 15,000  Tidewater, Inc.    . . . . . . . . . . .         678,750
                                                     ------------
                                                        3,671,187
                                                     ------------
         FINANCE--5.3%
 29,400  American International Group, Inc.   . .       3,182,550
 39,500  Green Tree Financial Corp.   . . . . . .       1,525,687
 13,000  MBNA Corp.   . . . . . . . . . . . . . .         539,500
 39,300  Money Store, Inc.    . . . . . . . . . .       1,085,663
                                                     ------------
                                                        6,333,400
                                                     ------------
         FINANCIAL SERVICES--1.9%
 37,700  Charles Schwab Corp.   . . . . . . . . .       1,206,400
 35,000  Equifax, Inc.    . . . . . . . . . . . .       1,071,875
                                                     ------------
                                                        2,278,275
                                                     ------------
         FOOD CHAINS--0.5%
 14,000  Safeway, Inc.    . . . . . . . . . . . .         598,500
                                                     ------------
         HEALTH CARE--8.9%
 11,000  Boston Scientific Corp.(c)   . . . . . .         660,000
 45,500  Columbia/HCA Healthcare Corp.    . . . .       1,854,125


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

SHARES                                          VALUE (A)
         HEALTH CARE--(CONTINUED)
 33,100  Eli Lilly & Co.  . . . . . . . . .    $  2,416,300
 40,900  Merck & Co.  . . . . . . . . . . .       3,241,325
 33,600  Warner-Lambert Co. . . . . . . . .       2,520,000
                                               ------------
                                                 10,691,750
                                               ------------
         LEISURE & ENTERTAINMENT--0.8%
 56,000  International Game Technology  . .       1,022,000
                                               ------------
         MEDICAL SERVICES--1.6%
 28,000  Medtronic, Inc.  . . . . . . . . .       1,904,000
                                               ------------
         MISCELLANEOUS--3.1%
 33,200  Loewen Group, Inc. . . . . . . . .       1,298,950
 87,600  Service Corp. International  . . .       2,452,800
                                               ------------
                                                  3,751,750
                                               ------------
         OIL & GAS--0.5%
 12,100  BJ Services Co.(c) . . . . . . . .         617,100
                                               ------------
         PHARMACEUTICALS--1.5%
  5,100  Bristol-Myers Squibb Co. . . . . .         554,625
 14,500  Pfizer, Inc. . . . . . . . . . . .       1,201,688
                                               ------------
                                                  1,756,313
                                               ------------
         POLLUTION CONTROL--1.3%
 51,000  USA Waste Services, Inc.(c)  . . .       1,625,625
                                               ------------
         RESTAURANTS & LODGING--2.5%
 36,200  Boston Chicken, Inc.(c)  . . . . .       1,298,675
 55,800  Lone Star Steakhouse Saloon(c) . .       1,492,650
  8,900  Outback Steakhouse, Inc.(c)  . . .         238,075
                                               ------------
                                                  3,029,400
                                               ------------
         RETAILING--7.8%
 15,700  Cintas Corp. . . . . . . . . . . .         922,375
 18,500  Dollar General Corp. . . . . . . .         592,000
 22,800  Gucci Group NY, Inc.(c)  . . . . .       1,456,350
 58,500  Home Depot, Inc. . . . . . . . . .       2,932,312
 15,000  Nine West Group, Inc.(c) . . . . .         695,625
121,500  Officemax, Inc.(c) . . . . . . . .       1,290,938
 15,000  Rite Aid Corp. . . . . . . . . . .         596,250
 20,000  TJX Companies, Inc.  . . . . . . .         947,500
                                               ------------
                                                  9,433,350
                                               ------------
         SEMI-CONDUCTORS--7.4%
 33,500  Altera Corp.(c)  . . . . . . . . .       2,435,031
 29,900  Intel Corp.  . . . . . . . . . . .       3,915,031
 15,400  Linear Technology Corp.  . . . . .         675,675
 13,000  Maxim Integrated Products,
          Inc.(c) . . . . . . . . . . . . .         562,250
 36,200  Xilinx, Inc.(c)  . . . . . . . . .       1,332,613
                                               ------------
                                                  8,920,600
                                               ------------
         Total Common Stocks
          (Identified Cost $99,255,368) . .     113,115,417
                                               ------------



 SHORT-TERM INVESTMENTS--4.9%

   FACE
  AMOUNT                                           VALUE (A)
$3,000,000  Baltimore Gas & Electric Co.
             5.85% 01/07/97  . . . . . . . . .    $  2,997,075
 2,903,196  Seven Seas U.S. Government Money
             Market Fund . . . . . . . . . . .       2,903,196
                                                  ------------
            Total Short-Term Investments
             (Identified Cost $5,900,271)  . .       5,900,271
                                                  ------------
            Total Investments--98.8%
             (Identified Cost
             $105,155,639)(b)  . . . . . . . .     119,015,688
            Other assets less liabilities  . .       1,439,819
                                                  ------------
            TOTAL NET ASSETS--100% . . . . . .    $120,455,507
                                                  ============



(a) See Note 1A.

(b) Federal Tax Information:

    At December 31, 1996 the net unrealized appreciation on investments based on cost of $105,368,896 for federal income tax purposes was as follows:

      Aggregate gross unrealized appreciation for
       all investments in which there is an excess
       of value over tax cost  . . . . . . . . . .    $ 16,735,570
      Aggregate gross unrealized depreciation for
       all investments in which there is an excess
       of tax cost over value. . . . . . . . . . .      (3,088,778)
                                                      ------------
      Net unrealized appreciation. . . . . . . . .    $ 13,646,792
                                                      ============



(c) Non-income producing security.
                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value  . . . . . . . . .                $119,015,688
 Cash  . . . . . . . . . . . . . . . . .                       2,209
 Receivable for:
  Fund shares sold . . . . . . . . . . .                     676,306
  Securities sold  . . . . . . . . . . .                   2,594,031
  Dividends and interest . . . . . . . .                      71,336
  Due from advisor . . . . . . . . . . .                      44,918
 Unamortized organization expense  . . .                       5,688
                                                        ------------
                                                         122,410,176
LIABILITIES
 Payable for:
  Securities purchased . . . . . . . . .   $1,684,074
  Fund shares redeemed . . . . . . . . .      169,719
 Accrued expenses:
  Management fees  . . . . . . . . . . .       35,929
  Deferred trustees' fees  . . . . . . .          313
  Other expenses . . . . . . . . . . . .       64,634
                                           ----------
                                                           1,954,669
                                                        ------------
                                                        $120,455,507
                                                        ============
NET ASSETS
 Net Assets consist of:
  Capital paid in  . . . . . . . . . . .                $106,473,943
  Undistributed net investment income  .                       2,272
  Accumulated net realized gains . . . .                     119,243
  Unrealized appreciation on
   investments . . . . . . . . . . . . .                  13,860,049
                                                        ------------
NET ASSETS . . . . . . . . . . . . . . .                $120,455,507
                                                        ============
Computation of offering price:
Net asset value and redemption price per
 share ($120,455,507 divided by 7,733,167
 shares of beneficial interest)  . . . .                $      15.58
                                                        ============
Identified cost of investments . . . . .                $105,155,639
                                                        ============



 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Dividends . . . . . . . . . . . . . .              $   473,183(a)
 Interest  . . . . . . . . . . . . . .                  487,549
                                                    -----------
                                                        960,732
EXPENSES
 Management fees . . . . . . . . . . .   $620,895
 Trustees' fees and expenses . . . . .     11,316
 Custodian . . . . . . . . . . . . . .     52,986
 Audit and tax services  . . . . . . .     11,935
 Legal . . . . . . . . . . . . . . . .     11,567
 Printing  . . . . . . . . . . . . . .     40,276
 Amortization of organization
  expenses . . . . . . . . . . . . . .      2,017
 Miscellaneous . . . . . . . . . . . .      5,738
                                         --------
   Total expenses  . . . . . . . . . .                  756,730
                                                    -----------
NET INVESTMENT INCOME  . . . . . . . .                  204,002
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
 Realized gain on:
  Investments--net . . . . . . . . . .                  965,295
 Unrealized appreciation on:
  Investments--net . . . . . . . . . .                9,359,159
                                                    -----------
Net gain on investment transactions  .               10,324,454
                                                    -----------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS. . . . . . . . . . . . . .              $10,528,456
                                                    ===========



(a) Net of foreign taxes of: $2,410.
                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                                   YEAR ENDED     YEAR ENDED
                                                  DECEMBER 31,   DECEMBER 31,
                                                      1995           1996
                                                  ------------  ---------------
FROM OPERATIONS
 Net investment income  . . . . . . . . . . . .   $    30,373    $    204,002
 Net realized gain on investments . . . . . . .       448,499         965,295
 Unrealized appreciation on investments . . . .     4,579,507       9,359,159
                                                  -----------    ------------
 INCREASE IN NET ASSETS FROM OPERATIONS . . . .     5,058,379      10,528,456
                                                  -----------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income  . . . . . . . . . . . .       (30,373)       (206,060)
 In excess of net investment income . . . . . .          (993)              0
 Net realized gain on investments . . . . . . .    (1,285,986)              0
                                                  -----------    ------------
                                                   (1,317,352)       (206,060)
                                                  -----------    ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares . . . . . . . . .    47,127,562      92,225,724
 Net asset value of shares issued in connection
  with the reinvestment of:
  Distributions from net investment income  . .        31,366         206,060
  Distributions from net realized gain  . . . .     1,285,986               0
                                                  -----------    ------------
                                                   48,444,914      92,431,784
 Cost of shares redeemed  . . . . . . . . . . .    (7,716,452)    (28,685,075)
                                                  -----------    ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS  . . . . . . . . . . . . .    40,728,462      63,746,709
                                                  -----------    ------------
 TOTAL INCREASE IN NET ASSETS . . . . . . . . .    44,469,489      74,069,105
NET ASSETS
 Beginning of the year  . . . . . . . . . . . .     1,916,913      46,386,402
                                                  -----------    ------------
 End of the year  . . . . . . . . . . . . . . .   $46,386,402    $120,455,507
                                                  ===========    ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year  . . . . . . . . . . . .   $         0    $      1,354
                                                  ===========    ============
 End of the year  . . . . . . . . . . . . . . .   $     1,354    $      2,272
                                                  ===========    ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares . . . . . . . .     3,648,304       6,311,990
 Issued in connection with the reinvestment of:
  Distributions from net investment income  . .         2,303          13,117
  Distributions from net realized gain  . . . .        94,419               0
                                                  -----------    ------------
                                                    3,745,026       6,325,107
 Redeemed . . . . . . . . . . . . . . . . . . .      (583,251)     (1,954,136)
                                                  -----------    ------------
 Net change . . . . . . . . . . . . . . . . . .     3,161,775       4,370,971
                                                  ===========    ============




 FINANCIAL HIGHLIGHTS
                              OCTOBER 31, 1994(A)
                                    THROUGH         YEAR ENDED     YEAR ENDED
                                 DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
                                     1994              1995           1996
                              -------------------  ------------  --------------
Net Asset Value, Beginning
 of Period  . . . . . . . .       $10.00             $  9.56       $  13.80
                                  ------             -------       --------
Income From Investment
 Operations
 Net Investment Income  . .         0.02                0.01           0.04
 Net Realized and
  Unrealized Gain (Loss)
  on Investments  . . . . .        (0.44)               4.65           1.78
                                  ------             -------       --------
 Total From Investment
  Operations  . . . . . . .        (0.42)               4.66           1.82
                                  ------             -------       --------
Less Distributions
 Dividends From Net
  Investment Income . . . .        (0.02)              (0.01)         (0.04)
 Distributions From Net
  Realized Capital Gains  .         0.00               (0.41)          0.00
                                  ------             -------       --------
 Total Distributions  . . .        (0.02)              (0.42)         (0.04)
                                  ------             -------       --------
Net Asset Value, End of
 Period . . . . . . . . . .       $ 9.56             $ 13.80       $  15.58
                                  ======             =======       ========
TOTAL RETURN (%)  . . . . .        (4.20)(c)           48.80          13.17
Ratio of Operating
 Expenses to Average
 Net Assets (%) . . . . . .         0.85 (b)            0.85           0.90
Ratio of Net Investment
 Income to Average Net
 Assets (%) . . . . . . . .         1.07 (b)            0.14           0.24
Portfolio Turnover
 Rate (%) . . . . . . . . .           32 (b)             107             78
Average Commission
 Rate(d)  . . . . . . . . .           --                  --       $ 0.0716
Net Assets, End of
 Period (000) . . . . . . .       $1,917             $46,386       $120,456
The ratios of expenses to
 average net assets without
 giving effect to the
 voluntary expense agreement
 described in Note 4 to the
 Financial Statements would
 have been (%)  . . . . . .         2.74 (b)            2.45           0.90



(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                See accompanying notes to financial statements.

CAPITAL GROWTH SERIES
PORTFOLIO MANAGER: G. KENNETH HEEBNER
CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP


[Photo Of G. Kenneth Heebner]




Q. HOW DID THE CAPITAL GROWTH SERIES PERFORM IN 1996?

A. A continuing strong economy, low-to-moderate inflation, and a relatively stable interest rate environment contributed to a strong stock market overall. The Series posted solid performance of 21.08% for the year, on top of 1995's return of 38.03%, as compared to the S&P 500 Index/19/ return of 37.44% and 22.90% for 1995 and 1996, respectively. Well-managed, moderate growth companies, which the Series favors, continue to be steady, long-term performers. Many offer double-digit growth rates, yet still sold at deep discounts, particularly in the first half of the year. Sectors that fueled the Series' performance included energy, banks, insurance and computers. Growth companies within these sectors, most notably Citicorp, Intel, Dell Computer and Chase Manhattan, performed admirably, benefiting from sustained, positive economic and market conditions.

Q. HOW DID YOU MANAGE THE SERIES IN 1996?

A. Throughout 1996, we remained confident about the economy. We therefore maintained substantial positions in banking, energy and computing stocks, which held up well throughout the year after a strong start.

While 1996 may have presented an uphill battle for business in terms of earnings growth, nothing on the horizon seriously challenges this optimal business scenario. In recent years, price earnings ratios for companies, especially exotic technology firms, have risen to high levels not seen since the late 1960's. While some attractive values remain, they now are difficult to find. The Series' concentrated investment approach is well-suited to this type of market environment.

Our overall strategy of buying quality, long-term investments in well-established companies at reasonable prices remains in place.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

A. For the economy, we expect to see moderate growth with relatively low inflation, an environment that favors the type of growth companies that comprise your Series' portfolio. We will continue to avoid companies with high price/earnings ratios relative to high growth rates. Many investors, we believe, continue to be overly enthusiastic about growth without closely examining valuations.

More specifically, we will continue to invest in companies that are industry leaders that have reasonable valuations and proven track records. While periodic bursts of volatility may surface along the way, we feel that the companies we selected using this approach continue to hold potential for investor rewards over the long term.

 [A CHART APPEARS HERE COMPARING THE GROWTH

OF A $10,000 INVESTMENT COMPARED TO AN INDEX]





                 Capital Growth

                     Series       S&P 500


12/31/86             10000         10000

1987                 15270         10518

1988                 13928         12253

1989                 18212         16124

1990                 17577         15622

1991                 27068         20360

1992                 25430         21909

1993                 29240         24108

1994                 27171         24435

1995                 37504         33585

1996                 45409         41276




FUND FACTS

GOAL: Long-term growth of capital.

START DATE: August 26, 1983

SIZE: $1.1 billion as of December 31, 1996

MANAGER: G. Kenneth Heebner, since 1983; portfolio manager of New England Growth Fund since 1976; CGM Capital Development Fund since 1976; CGM Mutual Fund since 1981; CGM Realty Fund since May 1994; CGM Fixed Income Fund since June 1993.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(CAPITAL GROWTH SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--97.7% OF TOTAL NET ASSETS

  SHARES                                           VALUE (A)
            AEROSPACE--5.3%
   567,000  Boeing Co. . . . . . . . . . . . .    $ 60,314,625
                                                  ------------
            AIRLINES--2.3%
   415,000  UAL Corp.(c) . . . . . . . . . . .      25,937,500
                                                  ------------
            BANKS--MONEY CENTER--12.8%
   630,000  Chase Manhattan Corp.  . . . . . .      56,227,500
   871,000  Citicorp . . . . . . . . . . . . .      89,713,000
                                                  ------------
                                                   145,940,500
                                                  ------------
            BEVERAGES & TOBACCO--4.2%
 1,198,000  Anheuser-Busch Companies, Inc. . .      47,920,000
                                                  ------------
            COMPUTER SOFTWARE & SERVICES--3.2%
   244,000  Compaq Computer Corp.(c) . . . . .      18,117,000
   350,000  Dell Computer Corp.(c) . . . . . .      18,593,750
                                                  ------------
                                                    36,710,750
                                                  ------------
            ELECTRONIC COMPONENTS--6.8%
   593,000  Intel Corp.  . . . . . . . . . . .      77,645,937
                                                  ------------
            FOOD--RETAILERS/WHOLESALERS--9.8%
 1,063,000  Hershey Foods Corp.  . . . . . . .      46,506,250
   585,000  Philip Morris Companies, Inc.  . .      65,885,625
                                                  ------------
                                                   112,391,875
                                                  ------------
            HOME PRODUCTS & COSMETIC--2.6%
   275,000  Procter & Gamble Co. . . . . . . .      29,562,500
                                                  ------------
            INSURANCE--16.0%
   473,000  Aetna, Inc.  . . . . . . . . . . .      37,840,000
 1,165,000  Allstate Corp. . . . . . . . . . .      67,424,375
   603,850  American International
             Group, Inc. . . . . . . . . . . .      65,366,763
   200,000  Aon Corp.  . . . . . . . . . . . .      12,425,000
                                                  ------------
                                                   183,056,138
                                                  ------------
            MISCELLANEOUS--5.7%
   876,000  NIKE, Inc. Class B . . . . . . . .      52,341,000
   190,000  United Technologies Corp.  . . . .      12,540,000
                                                  ------------
                                                    64,881,000
                                                  ------------
            OFFICE EQUIPMENT & SUPPLIES--1.8%
   136,000  International Business Machines  .      20,536,000
                                                  ------------
            OIL--MAJOR INTEGRATED--9.5%
   364,500  British Petroleum PLC (ADR)(d) . .      51,531,188
   586,000  Texaco, Inc. . . . . . . . . . . .      57,501,250
                                                  ------------
                                                   109,032,438
                                                  ------------





 SHARES                                         VALUE (A)
           OIL--SERVICE--13.1%
  740,000  Baker Hughes, Inc.  . . . . . .    $   25,530,000
1,015,000  Halliburton Co. . . . . . . . .        61,153,750
  626,000  Schlumberger Ltd. . . . . . . .        62,521,750
                                              --------------
                                                 149,205,500
                                              --------------
           PERIPHERALS--4.6%
1,338,000  Seagate Technology(c) . . . . .        52,851,000
                                              --------------
           Total Common Stock
            (Identified Cost
            $867,912,359)  . . . . . . . .     1,115,985,763
                                              --------------




 SHORT-TERM INVESTMENT--1.9%

   FACE
  AMOUNT
$21,290,000  American Express Credit Corp.
              6.55%, 01/02/97 . . . . . . . . .        21,290,000
                                                   --------------
             Total Short-Term Investment
              (Identified Cost $21,290,000) . .        21,290,000
                                                   --------------
             Total Investments--99.6%
              (Identified Cost
              $889,202,359)(b)  . . . . . . . .     1,137,275,763
             Other assets less liabilities  . .         5,384,412
                                                   --------------
             TOTAL NET ASSETS--100% . . . . . .    $1,142,660,175
                                                   ==============



(a) See Note 1A.

(b) Federal Tax Information:

    At December 31, 1996 the net unrealized appreciation on investments based on cost of $889,787,876 for federal income tax purposes was as follows:


      Aggregate gross unrealized appreciation for
       all investments in which there is an excess
       of value over tax cost  . . . . . . . . . .    $251,334,507
      Aggregate gross unrealized depreciation for
       all investments in which there is an excess
       of tax cost over value  . . . . . . . . . .      (3,846,620)
                                                      ------------

      Net unrealized appreciation  . . . . . . . .    $247,487,887
                                                      ============



(c) Non-Income producing security.

(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(CAPITAL GROWTH SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value  . . . . . . .                 $1,137,275,763
 Cash  . . . . . . . . . . . . . . .                          1,293
 Receivable for:
  Fund shares sold . . . . . . . . .                        739,181
  Securities sold  . . . . . . . . .                     17,254,428
  Dividends and interest . . . . . .                      1,510,108
                                                     --------------
                                                      1,156,780,773
LIABILITIES
 Payable for:
  Securities purchased . . . . . . .   $12,706,300
  Fund shares redeemed . . . . . . .       616,582
  Withholding taxes  . . . . . . . .        74,007
  Miscellaneous  . . . . . . . . . .        23,225
 Accrued expenses:
  Management fees  . . . . . . . . .       613,663
  Deferred trustees' fees  . . . . .        56,092
  Other expenses . . . . . . . . . .        30,729
                                       -----------
                                                         14,120,598
                                                     --------------
                                                     $1,142,660,175
                                                     ==============
NET ASSETS
 Net Assets consist of:
  Capital paid in  . . . . . . . . .                 $  863,208,951
  Undistributed net
   investment income . . . . . . . .                         36,394
  Accumulated net realized gains . .                     31,341,426
  Unrealized appreciation on
   investments . . . . . . . . . . .                    248,073,404
                                                     --------------
NET ASSETS . . . . . . . . . . . . .                 $1,142,660,175
                                                     ==============
Computation of offering price:
Net asset value and redemption price
 per share ($1,142,660,175 divided by
 2,675,506 shares of beneficial
 interest) . . . . . . . . . . . . .                 $       427.08
                                                     ==============
Identified cost of investments . . .                 $  889,202,359
                                                     ==============



 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Dividends  . . . . . . . . . . . .                $ 14,724,056(a)
 Interest . . . . . . . . . . . . .                     163,836
                                                   ------------
                                                     14,887,892
EXPENSES
 Management fees  . . . . . . . . .   $6,398,659
 Trustees' fees and expenses  . . .       59,562
 Custodian  . . . . . . . . . . . .      156,442
 Audit and tax services . . . . . .       16,800
 Legal  . . . . . . . . . . . . . .       11,564
 Printing . . . . . . . . . . . . .      304,709
 Miscellaneous  . . . . . . . . . .       10,791
                                      ----------
   Total expenses . . . . . . . . .                   6,958,527
                                                   ------------
NET INVESTMENT INCOME . . . . . . .                   7,929,365
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
 Realized gain on:
  Investments--net  . . . . . . . .                  68,632,360
 Unrealized appreciation on:
  Investments--net  . . . . . . . .                 121,815,567
                                                   ------------
Net gain on investment transactions                 190,447,927
                                                   ------------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS . . . . . . . . . . . .                $198,377,292
                                                   ============



(a) Net of foreign taxes of: $74,164.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(CAPITAL GROWTH SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                               YEAR ENDED        YEAR ENDED
                                              DECEMBER 31,      DECEMBER 31,
                                                  1995              1996
                                              --------------  -----------------
FROM OPERATIONS
 Net investment income  . . . . . . . . . .   $   7,450,611    $    7,929,365
 Net realized gain on investments . . . . .     132,068,325        68,632,360
 Unrealized appreciation on investments . .     114,117,353       121,815,567
                                              -------------    --------------
 INCREASE IN NET ASSETS FROM OPERATIONS . .     253,636,289       198,377,292
                                              -------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income  . . . . . . . . . .      (7,422,072)       (7,921,505)
                                              =============    ==============
 Net realized gain on investments . . . . .    (112,289,797)      (57,069,463)
                                              -------------    --------------
                                               (119,711,869)      (64,990,968)
                                              -------------    --------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares . . . . . . .     211,234,567       236,084,630
 Net asset value of shares issued in
  connection with the reinvestment of:
  Distributions from net investment income        7,422,051         7,921,505
  Distributions from net realized gain  . .     112,289,762        57,069,463
                                              -------------    --------------
                                                330,946,380       301,075,598
 Cost of shares redeemed  . . . . . . . . .    (210,553,681)     (213,245,567)
                                              -------------    --------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS  . . . . . . . . . . .     120,392,699        87,830,031
                                              -------------    --------------
 TOTAL INCREASE IN NET ASSETS . . . . . . .     254,317,119       221,216,355
NET ASSETS
 Beginning of the year  . . . . . . . . . .     667,126,701       921,443,820
                                              -------------    --------------
 End of the year  . . . . . . . . . . . . .   $ 921,443,820    $1,142,660,175
                                              =============    ==============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year  . . . . . . . . . .   $     278,739    $       28,556
                                              =============    ==============
 End of the year  . . . . . . . . . . . . .   $      28,556    $       36,394
                                              =============    ==============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares . . . . . .         561,255           647,661
 Issued in connection with the reinvestment
  of:
  Distributions from net investment income           19,951            18,320
  Distributions from net realized gain  . .         301,846            83,188
                                              -------------    --------------
                                                    883,052           749,169
 Redeemed . . . . . . . . . . . . . . . . .        (559,603)         (533,320)
                                              -------------    --------------
 Net change . . . . . . . . . . . . . . . .         323,449           215,849
                                              =============    ==============




 FINANCIAL HIGHLIGHTS
                                       YEAR ENDED DECEMBER 31,
                        ------------------------------------------------------
                          1992       1993       1994       1995         1996
                        ---------  ---------  ---------  ---------  -------------
Net Asset Value,
 Beginning of Period    $ 347.36   $ 322.23   $ 351.63   $ 312.30    $   374.62
                        --------   --------   --------   --------    ----------
Income From Investment
 Operations
 Net Investment
  Income  . . . . . .       4.04       2.12       5.28       3.47          3.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments . . . .     (25.10)     46.21     (30.54)    114.91         74.80
                        --------   --------   --------   --------    ----------
 Total From Investment
  Operations. . . . .     (21.06)     48.33     (25.26)    118.38         77.88
                        --------   --------   --------   --------    ----------
Less Distributions
 Dividends From Net
  Investment Income .      (4.07)     (2.18)     (5.15)     (3.48)        (3.08)
 Distributions From
  Net Realized Capital
  Gains . . . . . . .       0.00     (16.75)     (8.92)    (52.58)       (22.34)
                        --------   --------   --------   --------    ----------
 Total Distributions       (4.07)    (18.93)    (14.07)    (56.06)       (25.42)
                        --------   --------   --------   --------    ----------
Net Asset Value, End
 of Period  . . . . .   $ 322.23   $ 351.63   $ 312.30   $ 374.62    $   427.08
                        ========   ========   ========   ========    ==========
TOTAL RETURN (%)  . .      (6.05)     14.97      (7.07)     38.03         21.08
Ratio of Operating
 Expenses to Average
 Net Assets (%) . . .       0.70       0.68       0.67       0.71          0.69
Ratio of Net
 Investment Income to
 Average Net
 Assets (%) . . . . .       1.53       0.67       1.61       0.92          0.79
Portfolio Turnover
 Rate (%) . . . . . .        207        169        140        242           207
Average Commission
 Rate (a) . . . . . .         --         --         --         --    $   0.0669
Net Assets, End of
 Period (000) . . . .   $472,017   $644,384   $667,127   $921,444    $1,142,660



(a) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                See accompanying notes to financial statements.

LOOMIS SAYLES AVANTI GROWTH SERIES
PORTFOLIO MANAGERS: SCOTT PAPE AND BRUCE EBEL
LOOMIS, SAYLES & COMPANY, L.P.


[PHOTO OF SCOTT PAPE & BRUCE EBEL]





Q. HOW DID LOOMIS SAYLES AVANTI GROWTH SERIES PERFORM IN 1996?

A. The Series' total return of 17.58% was not far behind the Lipper Variable Growth Average/11/ of 20.39%. Meanwhile, the widely-followed large-cap indices--the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index/19/--gained 26.01% and 22.90%, respectively. These strong returns by the major indices masked underperformance by the broader marketplace.

In absolute terms, the Series' 1996 total return of 17.58% came on top of 1995's figure of 30.35%. In both cases, shareholders profited from a positive foundation for equities: a strong profit picture coupled with modest inflation. In addition, fairly stable interest rates favored investors through most of the year. Long-term rates began the year at around 6%, moved up briefly to the 7% range during the summer, and had settled back down to around 6% by the end of
 December.

The U.S. economy was more vigorous than we expected, especially in the first two quarters. Later, a slowdown that we had anticipated began to materialize, as first half growth of over 3% in the nation's Gross Domestic Product (GDP) had shrunk to less than 2% by the third quarter. The market then grew defensive, favoring larger cap issues for their greater liquidity and lower risk potential. This shift drove the major indices higher, creating relative underperformance in the rest of the marketplace.

Q. HOW DID YOU MANAGE THE SERIES THIS YEAR?

A. We took advantage of corporate earnings trends that tracked the economic pattern; higher first-half growth rates gave way to a slowdown in growth--not a downturn--later in the year. As a result, the market's leadership group became narrower, as investors were willing to pay more for those companies whose earnings met or exceeded expectations.

The Series benefited from this blue-chip trend because of its positions in General Electric, Coca Cola, Merck and Microsoft, all industry leaders and good examples of our long-standing strategy.

Using a bottom-up approach, we look for America's premier companies: dominant well-managed companies whose earnings potential should reward shareholders with above- average long term returns. We make few assumptions about sectors; the Series' industry allocation is chiefly the result of our stock selection process.

Performance also benefited from our technology holdings, including positions in Cisco Systems, Oracle, Hewlett Packard and Intel. Strength in financial issues also favored the Series. These interest-rate sensitive companies did particularly well in the second half of the year as rates began to fall. Among our financial holdings were American International Group, First Bank Systems and MGIC. Two mergers also boosted performance; the acquisition of Duracell by Gillette and St. Jude Medical's purchase of Ventritex.

We increased our defensive stance with a commitment to consumer staples--health care, food and beverage and consumer products companies. Better than expected earnings from these less economically sensitive companies added value to the portfolio. Our focus on energy stocks was also beneficial, as an improved supply/demand balance led to a pickup in drilling and exploration, after years of underinvestment in this sector. Meanwhile, our exposure to emerging growth companies hampered performance. Although many of these fast-growing companies did well, their stock prices lagged as the market began to favor more established names.

Late in the year we took profits in--but did not eliminate--some of our blue chips, where prices seemed overextended. We reinvested part of the proceeds into emerging companies like Amgen, Informix, Idexx Labs and Thermo Electron, which we judged to offer attractive growth prospects.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

A. For the next several months, the economy should continue to slow, putting pressure on profit growth. In a more sluggish environment, investors will probably be willing to pay a premium for companies with strong potential for earnings increases. Over the next six to twelve months, we believe interest rates will remain stable or decline.

Historically, markets are not as strong following presidential elections. Also, the increase in stock prices over the last two years has pushed overall valuations to the high end of historical ranges, making stock selection even more important in 1997. Large cap stocks are unlikely to outrun the rest of the market again, a view which favors mid-cap and emerging growth companies.

American companies continue to do a good job of bringing money to the bottom line. Productivity is up. U.S. firms have become more competitive globally. Many are leaders in a wide range of industries; semiconductors, medical devices, telecommunications products, software and semiconductor capital equipment.

The cost of technology goods and services is declining steadily. Technology's share of the economy continues to grow--it now represents 15% of GDP--producing a disinflationary effect and a positive impact on productivity. Labor costs have increased slightly--but this is not unusual at this stage in the economic cycle. Thus, these costs present very little threat of future inflation.

Q. HOW HAVE YOU POSITIONED THE SERIES IN LIGHT OF THESE ASSUMPTIONS?

A. We believe the Series is well-positioned in view of our outlook for a more positive tone in the broader stock market. We are emphasizing consumer non-durables and have increased exposure to emerging growth stocks. We have also built a strong position in technology, designed to take advantage of a long-term trend toward expanded spending in this area.

A pickup in consumer spending could counter our thesis of a slowing economy. Also, accelerating economic activity abroad might be a contrary indicator. Finally, we will continue to watch closely the flow of money into mutual funds and the stock market overall.

[A CHART APPEARS HERE COMPARING THE GROWTH OF A

  $10,000 INVESTMENT IN THE SERIES COMPARED TO

                    AN INDEX]





                      Avanti Growth

                         Series         S&P 500


Inception 4/30/93         10000          10000

1993                      11474          10819

1994                      11443          10966

1995                      14916          15072

12/31/96                  17538          18524




FUND FACTS

GOAL: Long-term growth of capital.

START DATE: April 30, 1993

SIZE: $83 million as of December 31, 1996

MANAGERS: Scott Pape has co-managed the Series since 1993; Bruce Ebel began co-managing the Series in June 1996. They both also manage the New England Capital Growth Fund. Mr. Pape joined Loomis Sayles in 1991 and Mr. Ebel joined Loomis Sayles in 1994.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES AVANTI GROWTH SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--98.8% OF NET ASSETS

SHARES                                               VALUE (A)
         AEROSPACE--1.9%
 15,000  Boeing Co.  . . . . . . . . . . . . . .    $ 1,595,625
                                                    -----------
         AIRLINES--0.9%
 34,900  Southwest Airlines Co.. . . . . . . . .        772,162
                                                    -----------
         APPAREL & TEXTILES--0.6%
  8,100  NIKE, Inc., Class B . . . . . . . . . .        483,975
                                                    -----------
         BANKS--1.8%
  2,900  Chase Manhattan Corp., New  . . . . . .        258,825
 17,800  First Bank Systems, Inc.  . . . . . . .      1,214,850
                                                    -----------
                                                      1,473,675
                                                    -----------
         BEVERAGES--2.7%
 25,100  Coca-Cola Co. . . . . . . . . . . . . .      1,320,887
 31,200  PepsiCo, Inc. . . . . . . . . . . . . .        912,600
                                                    -----------
                                                      2,233,487
                                                    -----------
         BUSINESS SERVICES--10.9%
 14,000  ABR Information Services, Inc.(c) . . .        551,250
 30,700  Automatic Data Processing . . . . . . .      1,316,263
 36,000  Checkfree Corp.(c)  . . . . . . . . . .        616,500
 24,200  Cintas Corp.  . . . . . . . . . . . . .      1,421,750
 21,400  Danka Business Systems  . . . . . . . .        757,025
 41,500  First Data Corp.  . . . . . . . . . . .      1,514,750
 44,250  Fiserv, Inc.(c) . . . . . . . . . . . .      1,626,188
 22,100  Paychex, Inc. . . . . . . . . . . . . .      1,136,769
  1,500  Sykes Enterprises, Inc.(c)  . . . . . .         56,250
                                                    -----------
                                                      8,996,745
                                                    -----------
         CHEMICALS--1.6%
 34,500  Monsanto Co.  . . . . . . . . . . . . .      1,341,188
                                                    -----------
         COMPUTER SOFTWARE & SERVICES--7.1%
  5,500  Computer Associates International, Inc.        273,625
 18,400  HBO & Co. . . . . . . . . . . . . . . .      1,092,500
 16,500  HNC Software, Inc.(c) . . . . . . . . .        515,625
 47,400  Informix Corp.(c) . . . . . . . . . . .        965,775
 22,100  Microsoft Corp. . . . . . . . . . . . .      1,826,013
 27,800  Oracle Systems Corp.(c) . . . . . . . .      1,160,650
                                                    -----------
                                                      5,834,188
                                                    -----------
         CONGLOMERATES--1.4%
 27,500  Thermo Electron Corp.(c)  . . . . . . .      1,134,375
                                                    -----------
         ELECTRICAL EQUIPMENT--2.6%
 21,800  General Electric Co.  . . . . . . . . .      2,155,475
                                                    -----------
         ELECTRONIC COMPONENTS--6.5%
 28,500  Glenayre Technologies, Inc.(c)  . . . .        614,531
 12,900  Intel Corp. . . . . . . . . . . . . . .      1,689,094
 27,800  LSI Logic Corp.(c)  . . . . . . . . . .        743,650
  7,000  Molex, Inc. . . . . . . . . . . . . . .        273,875
 30,000  Molex, Inc. Class A . . . . . . . . . .      1,068,750
 18,700  Solectron Corp.(c)  . . . . . . . . . .        998,112
                                                    -----------
                                                      5,388,012
                                                    -----------





SHARES                                             VALUE (A)
         FINANCIAL SERVICES--2.3%
 17,300  Charles Schwab Corp., New . . . . . .    $   553,600
 17,800  MGIC Investment Corp. . . . . . . . .      1,352,800
                                                  -----------
                                                    1,906,400
                                                  -----------
         GAS & PIPELINE UTILITIES--0.5%
  9,800  Enron Corp. . . . . . . . . . . . . .        422,625
                                                  -----------
         HEALTH CARE--MEDICAL TECHNOLOGY--5.0%
 21,200  Boston Scientific Corp.(c)  . . . . .      1,272,000
 40,300  Indexx Laboratories, Inc.(c)  . . . .      1,450,800
 21,100  Medtronic, Inc. . . . . . . . . . . .      1,434,800
                                                  -----------
                                                    4,157,600
                                                  -----------
         HEALTH CARE--DRUGS--9.2%
 18,000  Abbott Laboratories . . . . . . . . .        913,500
 26,300  Amgen, Inc.(c)  . . . . . . . . . . .      1,430,063
 26,000  Biogen, Inc.(c) . . . . . . . . . . .      1,007,500
  6,900  Eli Lilly & Co.   . . . . . . . . . .        503,700
 19,700  Johnson & Johnson . . . . . . . . . .        980,075
 26,000  Merck & Co.     . . . . . . . . . . .      2,060,500
107,000  Oncor, Inc.(c)  . . . . . . . . . . .        421,312
 23,000  Somatogen, Inc.(c)  . . . . . . . . .        253,000
                                                  -----------
                                                    7,569,650
                                                  -----------
         HEALTH CARE--SERVICES--3.8%
 33,000  Columbia / HCA Healthcare Corp.   . .      1,344,750
 32,600  Healthsouth Corp.(c)  . . . . . . . .      1,259,175
 17,650  Phycor, Inc.(c) . . . . . . . . . . .        500,819
                                                  -----------
                                                    3,104,744
                                                  -----------
         HOTELS & RESTAURANTS--4.7%
 14,000  Boston Chicken, Inc.(c) . . . . . . .        502,250
  8,100  Circus Circus Enterprises, Inc.(c)  .        278,437
 10,000  Einstein Noah Bagel Corp.(c)  . . . .        297,500
 30,000  Lone Star Steakhouse Saloon(c)  . . .        802,500
  3,300  McDonald's Corp.    . . . . . . . . .        149,325
 15,900  Primadonna Resorts, Inc.(c) . . . . .        270,300
 54,900  Starbucks Corp.(c)  . . . . . . . . .      1,571,513
                                                  -----------
                                                    3,871,825
                                                  -----------
         HOUSEHOLD PRODUCTS--5.0%
 22,200  Duracell International, Inc.  . . . .      1,551,225
 19,500  Gillette Co.  . . . . . . . . . . . .      1,516,125
  2,000  Kimberly-Clark Corp.    . . . . . . .        190,500
 22,500  Newell Co.    . . . . . . . . . . . .        708,750
  1,600  Procter & Gamble Co.    . . . . . . .        172,000
                                                  -----------
                                                    4,138,600
                                                  -----------
         INSURANCE--1.7%
 13,100  American International Group, Inc.(c)      1,418,075
                                                  -----------
         LEISURE TIME--1.3%
 13,400  Eastman Kodak Co. . . . . . . . . . .      1,075,350
                                                  -----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES AVANTI GROWTH SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

SHARES                                          VALUE (A)
        MACHINERY--1.5%
15,400  Illinois Tool Works, Inc.  . . . . .    $1,230,075
                                                ----------
        MEDIA & ENTERTAINMENT--1.3%
 1,550  TCI Satellite Entertainment, Inc.(c)        15,306
17,300  Tele-Communicationas, Inc.(c)  . . .       225,981
12,100  Walt Disney Co.  . . . . . . . . . .       842,462
                                                ----------
                                                 1,083,749
                                                ----------
        METALS---0.2%
 3,900  Nucor Corp.  . . . . . . . . . . . .       198,900
                                                ----------
        OFFICE EQUIPMENT & SUPPLIES--7.3%
24,600  Cascade Communications Corp.(c)  . .     1,356,075
25,400  Cisco Systems, Inc.(c) . . . . . . .     1,616,075
21,400  Hewlett-Packard Co.  . . . . . . . .     1,075,350
26,200  Parametric Technology Corp.  . . . .     1,346,025
 8,500  U.S. Robotics Corp.(c) . . . . . . .       612,000
                                                ----------
                                                 6,005,525
                                                ----------
        OIL--INDEPENDENT PRODUCERS--2.4%
27,700  Anadarko Petroleum Corp. . . . . . .     1,793,575
 6,000  Enron Oil & Gas Co.  . . . . . . . .       151,500
                                                ----------
                                                 1,945,075
                                                ----------
        OIL--MAJOR INTEGRATED--0.3%
 3,300  Amoco Corp.  . . . . . . . . . . . .       265,650
                                                ----------
        OIL SERVICES--2.4%
14,500  Baker Hughes, Inc. . . . . . . . . .       500,250
14,300  Rowan Companies(c) . . . . . . . . .       323,537
11,500  Schlumberger, Ltd. . . . . . . . . .     1,148,563
                                                ----------
                                                 1,972,350
                                                ----------
        RETAIL---0.2%
 7,800  Wal-Mart Stores, Inc.  . . . . . . .       178,425
                                                ----------
        RETAIL SPECIALTY--5.4%
70,125  CUC International, Inc.(c) . . . . .     1,665,469
21,500  Home Depot, Inc. . . . . . . . . . .     1,077,687
77,200  Petsmart, Inc.(c)  . . . . . . . . .     1,688,750
                                                ----------
                                                 4,431,906
                                                ----------
        TELECOMMUNICATION--4.4%
 8,100  MCI Communications . . . . . . . . .       264,769
 8,400  Paging Network, Inc.(c)  . . . . . .       128,100
17,200  PairGain Technologies, Inc.(c) . . .       523,525
30,900  QUALCOMM, Inc.(c)  . . . . . . . . .     1,232,138
28,000  Tellabs, Inc.(c) . . . . . . . . . .     1,053,500
 8,800  U.S. West Media Group(c) . . . . . .       162,800
11,800  Worldcom, Inc.(c)  . . . . . . . . .       307,537
                                                ----------
                                                 3,672,369
                                                ----------





  SHARES                                        VALUE (A)
             TOBACCO--1.9%
     13,900  Philip Morris Companies, Inc.     $ 1,565,488
                                               -----------
             Total Common Stocks
              (Identified Cost
              $69,052,280)  . . . . . . . .     81,623,288
                                               -----------




 SHORT-TERM INVESTMENT--4.0%

   FACE
  AMOUNT                                          VALUE (A)
$3,285,796  Associates Corp. North America
             6.55% 1/02/97  . . . . . . . . .      3,285,796
                                                 -----------
            Total Short-Term Investment
             (Identified cost $3,285,796) . .      3,285,796
                                                 -----------
            Total Investments 102.8%
             (Identified cost $72,338,076)(b)     84,909,084
            Other assets less liabilities . .     (2,241,739)
                                                 -----------
            TOTAL NET ASSETS--100%  . . . . .    $82,667,345
                                                 ===========



(a) See Note 1A.

(b) Federal Tax Information:

    At December 31, 1996 the net unrealized appreciation on investments based on cost of $72,665,614 for federal income tax purposes was as follows:


      Aggregate gross unrealized appreciation for
       all investments in which there is an excess
       of value over tax cost  . . . . . . . . . .    $14,356,377
      Aggregate gross unrealized depreciation for
       all investments in which there is an excess
       of tax cost over value  . . . . . . . . . .     (2,112,907)
                                                      -----------
      Net unrealized appreciation  . . . . . . . .    $12,243,470
                                                      ===========



(c) Non-income producing security.
                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES AVANTI GROWTH SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value  . . . . . . . . .                $84,909,084
 Receivable for:
  Fund shares sold . . . . . . . . . . .                    260,183
  Dividends and interest . . . . . . . .                     66,351
  Foreign taxes  . . . . . . . . . . . .                         44
                                                        -----------
                                                         85,235,662
LIABILITIES
 Payable for:
  Securities purchased . . . . . . . . .   $2,383,605
  Fund shares redeemed . . . . . . . . .       74,873
  Withholding taxes  . . . . . . . . . .          351
  Miscellaneous  . . . . . . . . . . . .          474
 Accrued expenses:
  Management fees  . . . . . . . . . . .       82,461
  Deferred trustees' fees  . . . . . . .        1,086
  Other expenses . . . . . . . . . . . .       25,467
                                           ----------
                                                          2,568,317
                                                        -----------
                                                        $82,667,345
                                                        ===========
NET ASSETS
 Net Assets consist of:
  Capital paid in  . . . . . . . . . . .                $68,933,894
  Accumulated net realized gains . . . .                  1,162,443
  Unrealized appreciation on
   investments . . . . . . . . . . . . .                 12,571,008
                                                        -----------
NET ASSETS . . . . . . . . . . . . . . .                $82,667,345
                                                        ===========
Computation of offering price:
Net asset value and redemption price per
 share ($82,667,345 divided by 523,600
 shares of beneficial interest)  . . . .                $    157.88
                                                        ===========
Identified cost of investments . . . . .                $72,338,076
                                                        ===========



 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Dividends  . . . . . . . . . . . .               $   436,309(a)
 Interest . . . . . . . . . . . . .                   164,434
                                                  -----------
                                                      600,743
EXPENSES
 Management fees  . . . . . . . . .   $454,015
 Trustees' fees and expenses  . . .     11,532
 Custodian  . . . . . . . . . . . .     55,097
 Audit and tax services . . . . . .     13,200
 Legal  . . . . . . . . . . . . . .     11,564
 Printing . . . . . . . . . . . . .     44,769
 Miscellaneous  . . . . . . . . . .      4,122
                                      --------
   Total expenses . . . . . . . . .    594,299
   Less expenses assumed by the
    investment adviser. . . . . . .    (42,992)       551,307
                                      --------    -----------
NET INVESTMENT INCOME . . . . . . .                    49,436
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
 Realized gain on:
  Investments--net  . . . . . . . .                 4,796,759
 Unrealized appreciation on:
  Investments--net  . . . . . . . .                 5,241,031
                                                  -----------
Net gain on investment transactions                10,037,790
                                                  -----------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS . . . . . . . . . . . .               $10,087,226
                                                  ===========



(a) Net of foreign taxes of: $514.
                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES AVANTI GROWTH SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                                  YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,
                                                     1995            1996
                                                 -------------  ---------------
FROM OPERATIONS
 Net investment income . . . . . . . . . . . .   $    138,413    $     49,436
 Net realized gain on investments  . . . . . .      2,703,726       4,796,759
 Unrealized appreciation on investments  . . .      6,182,432       5,241,031
                                                 ------------    ------------
 INCREASE IN NET ASSETS FROM OPERATIONS  . . .      9,024,571      10,087,226
                                                 ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income . . . . . . . . . . . .       (132,051)        (56,514)
 Net realized gain on investments  . . . . . .     (1,364,969)     (4,542,510)
                                                 ------------    ------------
                                                   (1,497,020)     (4,599,024)
                                                 ------------    ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares  . . . . . . . .     25,328,373      40,573,027
 Net asset value of shares issued in connection
  with the reinvestment of:
  Distributions from net investment income . .        132,051          56,514
  Distributions from net realized gain . . . .      1,364,969       4,542,510
                                                 ------------    ------------
                                                   26,825,393      45,172,051
 Cost of shares redeemed . . . . . . . . . . .    (11,142,834)    (16,825,278)
                                                 ------------    ------------
 Increase in net assets derived from capital
  share transactions . . . . . . . . . . . . .     15,682,559      28,346,773
                                                 ------------    ------------
 Total increase in net assets  . . . . . . . .     23,210,110      33,834,975
NET ASSETS
 Beginning of the year . . . . . . . . . . . .     25,622,260      48,832,370
                                                 ------------    ------------
 End of the year . . . . . . . . . . . . . . .   $ 48,832,370    $ 82,667,345
                                                 ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year . . . . . . . . . . . .   $          0    $      6,362
                                                 ============    ============
 End of the year . . . . . . . . . . . . . . .   $      6,362    $          0
                                                 ============    ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares  . . . . . . .        188,223         265,834
 Issued in connection with the reinvestment of:
  Distributions from net investment income . .            929             313
  Distributions from net realized gain . . . .          9,604          22,968
                                                 ------------    ------------
                                                      198,756         289,115
 Redeemed  . . . . . . . . . . . . . . . . . .        (83,183)       (108,338)
                                                 ------------    ------------
 Net change  . . . . . . . . . . . . . . . . .        115,573         180,777
                                                 ============    ============




 FINANCIAL HIGHLIGHTS
                        APRIL 30, 1993(A)      YEAR          YEAR           YEAR
                             THROUGH          ENDED         ENDED          ENDED
                          DECEMBER 31,     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                              1993             1994          1995           1996
                        -----------------  ------------  ------------  --------------
Net Asset Value,
 Beginning of Period       $100.00           $113.67       $112.77        $142.44
                           -------           -------       -------        -------
Income From Investment
 Operations
 Net Investment
  Income  . . . . . .         0.18              0.59          0.42           0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investment  . . . .        14.56             (0.89)        33.80          24.88
                           -------           -------       -------        -------
 Total From Investment
  Operations. . . . .        14.74             (0.30)        34.22          24.99
                           -------           -------       -------        -------
Less Distributions
 Dividends From Net
  Investment Income .        (0.18)            (0.60)        (0.40)         (0.13)
 Distributions From
  Net Realized Capital
  Gains . . . . . . .        (0.67)             0.00         (4.15)         (9.42)
 Distributions From
  Paid-in Capital . .        (0.22)             0.00          0.00           0.00
                           -------           -------       -------        -------
 Total Distributions         (1.07)            (0.60)        (4.55)         (9.55)
                           -------           -------       -------        -------
Net Asset Value, End
 of Period  . . . . .      $113.67           $112.77       $142.44        $157.88
                           =======           =======       =======        =======
TOTAL RETURN (%)  . .        14.74(c)          (0.27)        30.35          17.58
Ratio of Operating
 Expenses to Average
 Net Assets (%) . . .         0.85(b)           0.84          0.85           0.85
Ratio of Net
 Investment Income
 to Average Net
 Assets (%) . . . . .         0.46(b)           0.67          0.37           0.08
Portfolio Turnover
 Rate (%) . . . . . .           21(b)             67            58             65
Average Commission
 Rate(d)  . . . . . .           --                --            --        $0.0508
Net Assets, End of
 Period (000) . . . .      $11,972           $25,622       $48,832        $82,667
The ratios of expenses
 to average net assets
 without giving effect
 to the voluntary
 expense agreement
 described in Note 4
 to the Financial
 Statements would have
 been (%) . . . . . .         0.89(b)           0.84          1.06           0.92


(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
                See accompanying notes to financial statements.

DAVIS VENTURE VALUE SERIES
PORTFOLIO MANAGERS: SHELBY M.C. DAVIS AND CHRISTOPHER C. DAVIS
DAVIS SELECTED ADVISERS, L.P.


PHOTO OF SHELBY AND CHRISTOPHER DAVIS





Q. HOW DID THE SERIES PERFORM IN 1996?

A. The Davis Venture Value Series delivered a total return of 25.84% for the twelve months ended December 31, 1996, compared to a 22.90% gain for the Standard & Poor's 500 Index/19/.

The strong performance of the index and the Series was to a large extent the result of a fairly benign U.S. economy during 1996. While various economic indicators argued for an acceleration of growth and a step-up in inflation, others contradicted this conclusion, and the net result was a so-called "Goldilocks" economy--neither too fast nor too slow. Combined with widely reported strong corporate profits, the result was a buoyant (if somewhat skittish) stock market during most of the year.

The final quarter of 1996 was an exceptionally strong period for U.S. stocks, with the Dow Jones Industrial Average broaching an all-time high of 6548 on December 27, 1996. However, as happened generally throughout 1996, large-capitalization stocks fared better than smaller-capitalization issues. Also, investors continued to punish the stock of any company, large or small, that reported disappointing earnings, creating considerable volatility and a dichotomous market of substantial winners and losers.

Q. HOW DID YOU MANAGE THE SERIES IN 1996?

A. Consistent with our long-term approach to investing, we did not revise the portfolio in response to the economy or market momentum, except to take advantage of others' short-term thinking. We believed that staying the course would best serve our strategy, the key tenets of which are:

 . An emphasis on stocks of financial companies with strong brand names that are selling at a discount to the market. Such companies stand to be the beneficiaries of long-term demographic trends as baby-boomers approach their peak earnings and savings years with greater discretionary cash and an increasing need to invest for retirement. Despite a strong year for many banks and brokerage firms, financial company stocks remain undervalued relative to the broader market.

 . Purchasing high-quality growth companies during temporary lows. As we mentioned earlier, the market tended to abandon stocks quickly if quarterly earnings disappointed, regardless of sound fundamentals or long-term prospects. In keeping with our longer-term perspective, we view these short-term price dips as an opportunity to buy at favorable prices. Among our opportunistic additions to the portfolio was IBM, which did extremely well.

 . Investing in high-quality U.S.-based multinational corporations positioned to grow with the expanding economies overseas.

 . Choosing companies with strong cash flows and top management teams that are undergoing restructuring. We look for those where the cash is being used to implement a long-term vision and/or to buy back stock.

As a group, financial stocks continued to be our strong- performing sector, led primarily by banks and brokerage firms. The best-performing individual stocks, however, were pri marily very large companies with consistently strong earnings, spread across a wide variety of industries, including consumer products (Philip Morris), technology (IBM and Intel), diversified financial services (American Express), oil services (Noble Drilling) and automotive ( General Motors).

Results were least favorable overall for the telecommunications sector, where the market, in our view, tended to overreact to any negative event or information. The least profitable of the portfolio's holdings were in a variety of industries, such as life insurance (Equitable) and food (McDonald's). Stock prices of both companies fell as a result of lower-than-expected short-term earnings. However, the downturn was neither sudden nor unpredictable in either case, and we continue to believe in their long-term potential.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

A. We remain optimistic about the state of the economy and believe that 1997 could be another year of modest growth and stable interest rates. We are less positive about the outlook for corporate profits, as few companies can sustain earnings growth rates of 20% and 30% indefinitely. Benign economic conditions notwithstanding, a falloff in profits would likely spell a slower-growing stock market.

Whether or not the market continues its record-setting runup, we do not anticipate major adjustments to the portfolio. As value-conscious, buy-and-hold investors, we make commitments to companies with superior managements that are positioned to take advantage of broad economic, demographic and social trends and have the attributes to consistently deliver more reasonable (i.e., sustainable) earnings growth. Historically, this has resulted in solid results during up cycles and superior returns during downturns.

[A CHART APPEARS HERE COMPARING A $10,000

  INVESTMENT IN THE SERIES AND AN INDEX]





                 Venture Value

                     Series          S&P 500


10/31/94             10000            10000

12/94                 9650             9794

12/95                13441            13461

12/96                16914            16544




FUND FACTS

GOAL: Growth of capital.

START DATE: October 31, 1994

SIZE: $108 million as of December 31, 1996

MANAGER: Shelby M.C. Davis has served as portfolio manager since the Series' inception in 1994 and has served as portfolio manager of Davis New York Venture Fund since 1968 and of Selected American Shares since May 1993. He also managed the Selected Special Fund from May 1993 through October 1994 and the Davis Financial Fund from May 1991 through May 1995. Christopher C. Davis has co-managed the Series since October 1995 and has been an assistant portfolio manager and research analyst at Davis Selected.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--90.8% OF TOTAL NET ASSETS

SHARES                                          VALUE (A)
        AEROSPACE--1.9%
19,600  Boeing Co.    . . . . . . . . . . .    $ 2,084,950
                                               -----------
        AGRICULTURE--1.0%
48,855  Archer-Daniels-Midland Co.  . . . .      1,074,810
                                               -----------
        AUTOMOTIVE--2.4%
30,100  General Motors Corp.  . . . . . . .      1,678,075
17,200  General Motors Corp., Class H . . .        967,500
                                               -----------
                                                 2,645,575
                                               -----------
        BANKS AND SAVINGS & LOANS--12.3%
24,160  Banc One Corp.  . . . . . . . . . .      1,038,880
23,900  BankAmerica Corp. . . . . . . . . .      2,384,025
18,100  Barnett Banks, Inc. . . . . . . . .        744,363
22,880  Citicorp  . . . . . . . . . . . . .      2,356,640
25,700  First Bank Systems, Inc.  . . . . .      1,754,025
   400  First Union Corp. . . . . . . . . .         29,600
14,300  Golden West Financial Corp. . . . .        902,687
23,100  State Street Boston Corp. . . . . .      1,489,950
 9,500  Wells Fargo & Co. . . . . . . . . .      2,562,625
                                               -----------
                                                13,262,795
                                               -----------
        CONSUMER PRODUCTS--5.9%
   800  American Brands, Inc. . . . . . . .         39,700
   500  American Home Products Corp.  . . .         29,313
21,400  Coca-Cola Co.   . . . . . . . . . .      1,126,175
 1,200  General Electric Co.  . . . . . . .        118,650
63,400  Guinness PLC(f) . . . . . . . . . .        498,554
30,000  Masco Corp. . . . . . . . . . . . .      1,080,000
12,300  Nestle S.A. (ADR)(d)  . . . . . . .        658,180
25,500  Philip Morris Companies, Inc. . . .      2,871,937
                                               -----------
                                                 6,422,509
                                               -----------
        DIVERSIFIED FINANCIAL SERVICES--6.4%
62,400  American Express Co.  . . . . . . .      3,525,600
24,400  Dean Witter, Discover & Co.   . . .      1,616,500
16,600  Federal Home Loan Mortgage Corp.  .      1,828,075
                                               -----------
                                                 6,970,175
                                               -----------
        DRILLING EQUIPMENT--0.3%
 8,400  Smith International, Inc.(c)  . . .        376,950
                                               -----------
        ENERGY--7.8%
   400  Amerada Hess Corp.  . . . . . . . .         23,150
   300  Amoco Corp. . . . . . . . . . . . .         24,150
   500  Atlantic Richfield Co.  . . . . . .         66,250
46,100  Burlington Resources, Inc.  . . . .      2,322,287
 1,500  Chevron Corp. . . . . . . . . . . .         97,500
15,500  Energy Venture, Inc.(c) . . . . . .        788,562
 2,400  Exxon Corp.   . . . . . . . . . . .        235,200
 4,000  Falcon Drilling(c)  . . . . . . . .        157,000
33,500  Halliburton Co.   . . . . . . . . .      2,018,375
   200  Mobil Corp. . . . . . . . . . . . .         24,450
27,364  Noble Affiliates, Inc.  . . . . . .      1,310,052
13,100  Schlumberger, Ltd.  . . . . . . . .      1,308,362
   400  Sonat, Inc. . . . . . . . . . . . .         20,600
                                               -----------
                                                 8,395,938
                                               -----------





SHARES                                               VALUE (A)
        ENTERTAINMENT--0.7%
10,600  Walt Disney Co.  . . . . . . . . . . . .    $   738,025
                                                    -----------
        FOOD & RESTAURANT--2.1%
39,600  McDonald's Corp. . . . . . . . . . . . .      1,791,900
15,100  Tyson Foods Inc.   . . . . . . . . . . .        517,175
                                                    -----------
                                                      2,309,075
                                                    -----------
        HOUSING & BUILDING MATERIALS--1.2%
53,800  Martin Marietta Materials, Inc.  . . . .      1,250,850
                                                    -----------
        INFORMATION SERVICES--0.0%
   100  Cognizant Corp.(c) . . . . . . . . . . .          3,300
                                                    -----------
        INTERNATIONAL CLOSED-END INVESTMENT COMPANY--0.7%
76,034  Morgan Stanley Asia Pacific Fund,
         Inc.    . . . . . . . . . . . . . . . .        741,332
                                                    -----------
        INVESTMENT FIRMS--4.1%
23,500  Donaldson Lufkin & Jenrette, Inc.    . .        846,000
16,000  J.P. Morgan & Co., Inc.  . . . . . . . .      1,562,000
35,600  Morgan Stanley Group, Inc.   . . . . . .      2,033,650
                                                    -----------
                                                      4,441,650
                                                    -----------
        LIFE INSURANCE--3.1%
59,300  Equitable Companies, Inc.  . . . . . . .      1,460,262
43,700  SunAmerica, Inc. . . . . . . . . . . . .      1,939,187
                                                   ------------
                                                      3,399,449
                                                   ------------
        MANUFACTURING--0.0%
   200  Dow Chemical Co. . . . . . . . . . . . .         15,675
   800  Maytag Corp. . . . . . . . . . . . . . .         15,800
                                                    -----------
                                                         31,475
                                                    -----------
        MARKETING ANALYSIS--0.0%
    33  ACNeilson Corp. (c)  . . . . . . . . . .            499
                                                    -----------
        PAPER PRODUCTS--1.4%
25,200  Fort Howard Corp.(c) . . . . . . . . . .        697,725
   300  International Paper Co.    . . . . . . .         12,113
21,500  Jefferson Smurfit Corp.(c) . . . . . . .        345,344
 4,200  Kimberly-Clark Corp. . . . . . . . . . .        400,050
   400  Union Camp Corp. . . . . . . . . . . . .         19,100
                                                    -----------
                                                      1,474,332
                                                    -----------
        PHARMACEUTICAL AND HEALTH CARE--2.9%
   200  Bristol-Myers Squibb Co. . . . . . . . .         21,750
 8,900  Eli Lilly & Co.  . . . . . . . . . . . .        649,700
11,000  Johnson & Johnson  . . . . . . . . . . .        547,250
 5,100  Merck & Co.  . . . . . . . . . . . . . .        404,175
18,100  Pfizer, Inc. . . . . . . . . . . . . . .      1,500,037
                                                    -----------
                                                      3,122,912
                                                    -----------
        PHOTOGRAPHIC--1.6%
21,100  Eastman Kodak Co.    . . . . . . . . . .      1,693,275
                                                    -----------
        PROPERTY/CASUALTY INSURANCE--12.6%
35,481  The Allstate Corp.   . . . . . . . . . .      2,053,463
 7,200  American International Group, Inc.   . .        779,400
23,200  W.R. Berkley Corp. . . . . . . . . . . .      1,177,400
31,400  Chubb Corp.  . . . . . . . . . . . . . .      1,687,750



                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

SHARES                                            VALUE (A)
        PROPERTY/CASUALTY INSURANCE--(CONTINUED)
12,774  General Re Corp.    . . . . . . . . .    $  2,015,098
 6,100  NAC Re Corp.    . . . . . . . . . . .         206,638
13,500  Progressive Corp. . . . . . . . . . .         909,563
15,500  Transatlantic Holdings, Inc.    . . .       1,247,750
56,033  The Travelers Group, Inc. . . . . . .       2,542,497
25,400  20th Century Industries, Inc.(c)  . .         428,625
 7,100  UNUM Corp.    . . . . . . . . . . . .         512,975
                                                 ------------
                                                   13,561,159
                                                 ------------
        PUBLISHING--2.8%
   100  Dun & Bradstreet Corp.  . . . . . . .           2,375
18,400  Gannet Co., Inc.  . . . . . . . . . .       1,377,700
52,900  News Corporation, Ltd.  . . . . . . .         932,362
 8,700  Tribune Co. . . . . . . . . . . . . .         686,213
                                                 ------------
                                                    2,998,650
                                                 ------------
        RAILROAD--3.4%
21,900  Burlington Northern Santa Fe  . . . .       1,891,612
11,800  Illinois Central Corp.    . . . . . .         377,600
23,800  Union Pacific Corp.   . . . . . . . .       1,430,975
                                                 ------------
                                                    3,700,187
                                                 ------------
        REAL ESTATE--2.3%
19,400  Crescent Real Estate Equities . . . .       1,023,350
 9,100  Federal Realty Investment Trust . . .         246,838
 2,100  Kimco Realty Corp.  . . . . . . . . .          73,238
 5,200  Mid-Atlantic Realty Trust . . . . . .          58,500
 5,900  Saul Centers, Inc.  . . . . . . . . .          93,663
10,100  United Dominion Realty Trust, Inc.  .         156,550
14,600  Vornado Realty Trust  . . . . . . . .         766,500
 2,900  Weingarten Realty . . . . . . . . . .         117,813
                                                 ------------
                                                    2,536,452
                                                 ------------
        RETAIL--1.3%
25,600  Federated Department Stores, Inc.(c)          873,600
12,500  Harcourt General, Inc.  . . . . . . .         576,562
                                                 ------------
                                                    1,450,162
                                                 ------------
        TECHNOLOGY--9.7%
18,700  Applied Materials, Inc.(c)  . . . . .         672,031
39,700  Hewlett-Packard Co. . . . . . . . . .       1,994,925
23,500  Intel Corp. . . . . . . . . . . . . .       3,077,031
19,200  International Business Machines . . .       2,899,200
41,200  Komag, Inc.(c)  . . . . . . . . . . .       1,117,550
13,000  Novellus Systems, Inc.(c) . . . . . .         704,438
                                                 ------------
                                                   10,465,175
                                                 ------------
        TELECOMMUNICATIONS--2.3%
60,800  Airtouch Communications(c)  . . . . .       1,535,200
 2,800  AT&T Corp.  . . . . . . . . . . . . .         121,800
 1,900  Globalstar Telecommunications . . . .         119,700
   842  Lucent Technologies, Inc. . . . . . .          38,943
   300  SBC Communications, Inc.  . . . . . .          15,525
27,000  360 Communications Co.(c) . . . . . .         624,375
                                                 ------------
                                                    2,455,543
                                                 ------------





SHARES                                                     VALUE (A)
        UTILITIES--0.6%
   300  Carolina Power & Light Co. . . . . . . . . . .    $    10,950
 2,200  Cooper Cameron Corp. (c) . . . . . . . . . . .        168,300
   300  Duke Power Co. . . . . . . . . . . . . . . . .         13,875
   200  Edison International . . . . . . . . . . . . .          3,975
   100  Enova Corp.  . . . . . . . . . . . . . . . . .          2,275
15,359  Union Pacific Resources Group  . . . . . . . .        449,251
   200  Wisconsin Energy Corp. . . . . . . . . . . . .          5,375
                                                          -----------
                                                              654,001
                                                          -----------
        Total Common Stocks
         (Identified Cost $80,077,440) . . . . . . . .     98,261,205
                                                          -----------




 PREFERRED STOCK--0.3%

  3,920    Airtouch Communications, Inc. . . . . . . . .      $106,820
  2,496    Airtouch Communications, Inc. . . . . . . . .       112,944
  1,500    Banc One Corp., $3.50, Ser. C Conv. Pfd.  . .       124,500
                                                              --------
           Total Preferred Stocks
            (Identified Cost $317,241) . . . . . . . . .       344,264
                                                              --------




 SHORT-TERM INVESTMENTS--8.6%

   FACE
  AMOUNT
$4,150,000  Federal National Mortgage Assn., Discount
             Note, 5.715%, 1/02/97  . . . . . . . . .    $  4,149,352
 5,160,000  Repurchase agreement with State Street
             Bank & Trust Company dated 12/31/96 at
             5.50% to be repurchased at $5,161,577 on
             1/2/97. Collateralized by $5,265,000 U.S
             Treasury Bills 4.75% due 8/31/98 with a
             value of $5,265,374  . . . . . . . . . .       5,160,000
                                                         ------------
            Total Short-Term Investment
             (Identified Cost $9,309,352) . . . . . .       9,309,352
                                                         ------------
            Total Investments--99.7%
             (Identified Cost $89,704,033)(b) . . . .     107,914,821
            Other assets less liabilities(e)  . . . .         274,205
                                                         ------------
            TOTAL NET ASSETS--100%  . . . . . . . . .    $108,189,026
                                                         ============


(a) See Note 1a.
(b) Federal Tax Information:
    At December 31, 1996 the net unrealized appreciation on investments based on cost of $89,706,946 for federal income tax purposes was as follows:

      Aggregate gross unrealized appreciation for
       all investments in which there is an excess
       of value over tax cost  . . . . . . . . . .    $18,568,358
      Aggregate gross unrealized depreciation for
       all investments in which there is an excess
       of tax cost over value  . . . . . . . . . .       (360,483)
                                                      -----------
      Net unrealized appreciation  . . . . . . . .    $18,207,875
                                                      ===========


(c) Non-income producing security.
(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.
(e) Including deposits in foreign denominated currencies with a value of $12,397 and a cost of $11,296.
(f) Denominated in Great Britain Pounds.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value  . . . . . . . . . .              $107,914,821
 Cash  . . . . . . . . . . . . . . . . . .                     1,072
 Foreign cash at value (Cost $11,296)  . .                    12,397
 Receivable for:
  Fund shares sold . . . . . . . . . . . .                   737,470
  Dividends and interest . . . . . . . . .                   185,699
  Foreign taxes  . . . . . . . . . . . . .                       697
 Unamortized organization expense  . . . .                     5,688
                                                        ------------
                                                         108,857,844
LIABILITIES
 Payable for:
  Securities purchased . . . . . . . . . .   $398,508
  Fund shares redeemed . . . . . . . . . .    132,279
  Withholding taxes  . . . . . . . . . . .         24
 Accrued expenses:
  Management fees  . . . . . . . . . . . .    110,121
  Deferred trustees' fees  . . . . . . . .        300
  Other expenses . . . . . . . . . . . . .     27,586
                                             --------
                                                             668,818
                                                        ------------
                                                        $108,189,026
                                                        ============
NET ASSETS
 Net Assets consist of:
  Capital paid in  . . . . . . . . . . . .              $ 89,700,900
  Undistributed net investment income  . .                    17,317
  Accumulated net realized gains . . . . .                   258,829
  Unrealized appreciation on
   investments and foreign currency  . . .                18,211,980
                                                        ------------
NET ASSETS . . . . . . . . . . . . . . . .              $108,189,026
                                                        ============
Computation of offering price:
Net asset value and redemption price per
 share ($108,189,026 divided by 6,723,469
 shares of beneficial interest)  . . . . .              $      16.09
                                                        ============
Identified cost of investments . . . . . .              $ 89,704,033
                                                        ============



 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Dividends  . . . . . . . . . . . . . .                  $ 1,003,895(a)
 Interest . . . . . . . . . . . . . . .                      424,772
                                                         -----------
                                                           1,428,667
EXPENSES
 Management fees  . . . . . . . . . . .    $495,948
 Trustees' fees and expenses  . . . . .      10,949
 Custodian  . . . . . . . . . . . . . .      71,633
 Audit and tax services . . . . . . . .      13,200
 Legal  . . . . . . . . . . . . . . . .      11,567
 Printing . . . . . . . . . . . . . . .      26,071
 Amortization of organization
  expenses  . . . . . . . . . . . . . .       2,017
 Miscellaneous  . . . . . . . . . . . .       5,661
                                           --------
   Total expenses . . . . . . . . . . .     637,046
   Less expenses assumed by the
    investment adviser  . . . . . . . .     (41,906)         595,140
                                           --------      -----------
NET INVESTMENT INCOME . . . . . . . . .                      833,527
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
 Realized gain on:
  Investments--net  . . . . . . . . . .                    1,885,474
 Unrealized appreciation on:
  Investments--net  . . . . . . . . . .                   14,269,076
  Foreign currency transactions--net  .                           91
                                                         -----------
   Total unrealized appreciation on
    investments and foreign currency
    transactions. . . . . . . . . . . .                   14,269,167
                                                         -----------
Net gain on investment transactions . .                   16,154,641
                                                         -----------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS . . . . . . . . . . . . . .                  $16,988,168
                                                         ===========



(a) Net of foreign taxes of: $5,824.


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                                   YEAR ENDED     YEAR ENDED
                                                  DECEMBER 31,   DECEMBER 31,
                                                      1995           1996
                                                  ------------  ---------------
FROM OPERATIONS
 Net investment income  . . . . . . . . . . . .   $   246,049    $    833,527
 Net realized gain on investments . . . . . . .       600,646       1,885,474
 Unrealized appreciation on investments and
  foreign currency transactions . . . . . . . .     3,966,150      14,269,167
                                                  -----------    ------------
 INCREASE IN NET ASSETS FROM OPERATIONS . . . .     4,812,845      16,988,168
                                                  -----------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income  . . . . . . . . . . . .      (244,485)       (818,557)
 Net realized gain on investments . . . . . . .      (517,278)     (1,709,985)
                                                  -----------    ------------
                                                     (761,763)     (2,528,542)
                                                  -----------    ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares . . . . . . . . .    31,372,928      73,335,902
 Net asset value of shares issued in connection
  with the reinvestment of:
  Distributions from net investment income  . .       244,485         818,557
  Distributions from net realized gain  . . . .       517,278       1,709,985
                                                  -----------    ------------
                                                   32,134,691      75,864,444
 Cost of shares redeemed  . . . . . . . . . . .    (4,512,250)    (17,180,011)
                                                  -----------    ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS  . . . . . . . . . . . . .    27,622,441      58,684,433
                                                  -----------    ------------
 TOTAL INCREASE IN NET ASSETS . . . . . . . . .    31,673,523      73,144,059
NET ASSETS
 Beginning of the year  . . . . . . . . . . . .     3,371,444      35,044,967
                                                  -----------    ------------
 End of the year  . . . . . . . . . . . . . . .   $35,044,967    $108,189,026
                                                  ===========    ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year  . . . . . . . . . . . .   $         0    $      3,911
                                                  ===========    ============
 End of the year  . . . . . . . . . . . . . . .   $     3,911    $     17,317
                                                  ===========    ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares . . . . . . . .     2,627,688       5,082,303
 Issued in connection with the reinvestment of:
  Distributions from net investment income  . .        18,850          49,916
  Distributions from net realized gain  . . . .        39,883         106,943
                                                  -----------    ------------
                                                    2,686,421       5,239,162
 Redeemed . . . . . . . . . . . . . . . . . . .      (362,591)     (1,190,115)
                                                  -----------    ------------
 Net change . . . . . . . . . . . . . . . . . .     2,323,830       4,049,047
                                                  ===========    ============




 FINANCIAL HIGHLIGHTS
                             OCTOBER 31, 1994 (A)
                                   THROUGH          YEAR ENDED     YEAR ENDED
                                 DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
                                     1994              1995           1996
                             --------------------  ------------  --------------
Net Asset Value, Beginning
 of Period . . . . . . . .        $10.00             $  9.62       $  13.10
                                  ------             -------       --------
Income From Investment
 Operations
 Net Investment Income . .          0.03                0.10           0.13
 Net Realized and
  Unrealized Gain (Loss) on
  Investments. . . . . . .         (0.38)               3.68           3.26
                                  ------             -------       --------
 Total From Investment
  Operations . . . . . . .         (0.35)               3.78           3.39
                                  ------             -------       --------
Less Distributions
 Dividends From Net
  Investment Income  . . .         (0.03)              (0.10)         (0.13)
 Distributions From Net
  Realized Capital Gains .          0.00               (0.20)         (0.27)
                                  ------             -------       --------
 Total Distributions . . .         (0.03)              (0.30)         (0.40)
                                  ------             -------       --------
Net Asset Value, End of
 Period. . . . . . . . . .        $ 9.62             $ 13.10       $  16.09
                                  ======             =======       ========
TOTAL RETURN (%) . . . . .         (3.50)(c)           39.28          25.84
Ratio of Operating
 Expenses to Average
 Net Assets (%)  . . . . .          0.90 (b)            0.90           0.90
Ratio of Net Investment
 Income to Average Net
 Assets (%)  . . . . . . .          2.54 (b)            1.39           1.25
Portfolio Turnover
 Rate (%)  . . . . . . . .             1 (b)              20             18
Average Commission
 Rate(d) . . . . . . . . .            --                  --       $ 0.0599
Net Assets, End of
 Period (000)  . . . . . .        $3,371             $35,045       $108,189
The ratios of expenses to
 average net assets without
 giving effect to the
 voluntary expense
 agreement described in
 Note 4 to the Financial
 Statements would have
 been (%)  . . . . . . . .          3.97 (b)            1.51           0.96



(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
                See accompanying notes to financial statements.

WESTPEAK GROWTH AND INCOME SERIES
PORTFOLIO MANAGERS: GERALD SCRIVER AND PHILIP COOPER
WESTPEAK INVESTMENT ADVISORS, L.P.


[PHOTOS OF GERALD SCRIVER PHILIP COOPER]





Q. HOW DID WESTPEAK GROWTH AND INCOME SERIES PERFORM IN 1996?

For the year ended December 31, 1996, Westpeak Growth and Income delivered a total return of 18.10%. This compares with 22.90% for the S&P 500 Index/19/, the Series' benchmark. Most of this relative underperformance occurred in the first half of the year. As the year progressed, the Series began to close the gap, outperforming the S&P 500 in six of the last seven months of 1996.

The Series' track record remains exceptional: An investment of $10,000 at the Series' inception date of April 30, 1993 would have grown to $18,189 by year-end 1996. This is a hypothetical value attributable to the Series since inception and does not include variable annuity and life insurance contract charges and expenses.

Q. HOW DID YOU MANAGE THE SERIES IN 1996?

Entering the year, our outlook for the U.S. economy was positive. As events played out, however, particularly in the first half of the year, the economy's continued vigor surpassed our expectations.

The strong economy produced rising interest rates, accompanied by notable volatility in the nation's securities markets. These factors led us to believe that a continued rise in stock prices was limited. What's more, these conditions implied a weaker market environment ahead, one more favorable to value stocks--companies whose market prices appear low relative to their potential worth--than to growth stocks--those with expanding earnings. We therefore moved cautiously, tilting the Series' portfolio toward value investments and away from growth.

By July our view had changed somewhat. Interest rates seemed likely to remain flat--although higher than in late 1995--as the economy's expansionary trend began to cool. Therefore we maintained a cautious position, focusing the portfolio on stocks that, while carrying lower price/earnings ratios (a measure of a stock's price relative to the company's earning power), than our S&P benchmark, appeared to offer attractive prospects for price appreciation.

We also underestimated the remarkably strong and persistent cash flows into mutual funds. This record influx, coupled with an underlying tone of speculation and excitement over new issues, helped to drive the stock market higher.

A heavy commitment to the regional telephone operating companies--the so-called Baby Bells, as well as some large international oil companies, hindered performance early in the year. These companies, selected for their value characteristics, underperformed despite their size and quality.

Our decision to emphasize value stocks came too early. But during the second half of the year the market favored such stocks, enabling the Series to close part of the performance gap. We took advantage of downturns to build positions in IBM, Intel and Compaq Computer while they were available at attractive prices. These selections were very positive contributors to Series performance as the year progressed.

Overall our conservative approach held Series performance back somewhat this year. But we prefer to stick to our established philosophy rather than deviate from it as markets ebb and flow. We hope that our avoidance of timing the market will reduce the effects of risk on your Series' portfolio over the long-term.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

As is often the case, changes in interest rates are the most powerful influence on the stock market's direction. And a pickup in inflation, which has been modest by historical measures in recent years, would almost certainly bring Fed tightening.

But taking a longer term view, we see a continued favorable investment scenario, marked by low inflation and good earnings growth. While there is some risk built into the current market environment, a drop in stock prices would cause investors' expectations to fall. This may create a very positive situation for long-term investors.

[A CHART APPEARS HERE COMPARING A $10,000

 INVESTMENT IN THE SERIES AND AN INDEX]





                 Growth and

                Income Series    S&P 500


 4/30/93            10000         10000

12/31/93            11424         10819

12/31/94            11286         10966

12/31/95            15402         15072

12/31/96            18189         18524




FUND FACTS

GOAL: Long-term total return through investment in equity securities.

START DATE: May 1, 1993

SIZE: $82 million as of December 31, 1996.

MANAGERS: Gerald Scriver and Philip Cooper. Mr. Scriver and Mr. Cooper have managed the Series from its inception in 1993; they also have managed Westpeak Stock Index Series since August 1993 and New England Growth Opportunities Fund since May 1, 1995. Mr. Scriver joined Westpeak in July, 1991 and Mr. Cooper joined Westpeak in December 1991.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH & INCOME SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--97.6% OF TOTAL NET ASSETS

 SHARES                                         VALUE (A)
           AEROSPACE--3.0%
    7,700  Boeing Co.  . . . . . . . . . . .    $  819,087
   25,600  United Technologies Corp. . . . .     1,689,600
                                                ----------
                                                 2,508,687
                                                ----------
           AGRICULTURE & FOOD--6.3%
   44,500  Archer-Daniels-Midland Co.  . . .       979,000
   18,700  CPC International, Inc. . . . . .     1,449,250
   28,800  IBP, Inc. . . . . . . . . . . . .       698,400
   13,100  Tyson Foods, Inc. . . . . . . . .       448,675
    9,300  Unilever NV . . . . . . . . . . .     1,629,825
                                                ----------
                                                 5,205,150
                                                ----------
           AIRLINES--0.2%
    2,800  UAL, Inc.(c)  . . . . . . . . . .       175,000
                                                ----------
           BANKS--7.7%
   12,000  BankAmerica Corp. . . . . . . . .     1,197,000
    8,300  Bankers Trust NY  . . . . . . . .       715,875
   40,000  Banponce Corp., New . . . . . . .     1,350,000
   10,500  First Union Corp. . . . . . . . .       777,000
   19,300  NationsBank Corp. . . . . . . . .     1,886,575
    5,800  Republic NY Corp. . . . . . . . .       473,425
                                                ----------
                                                 6,399,875
                                                ----------
           BEVERAGE--0.9%
   14,300  Coca-Cola Co. . . . . . . . . . .       752,537
                                                ----------
           BUSINESS MACHINES--5.2%
   16,900  Compaq Computer Corp.(c)  . . . .     1,254,825
   11,400  International Business Machines .     1,721,400
   23,100  Western Digital Corp.(c)  . . . .     1,313,817
                                                ----------
                                                 4,290,042
                                                ----------
           CHEMICAL--3.3%
    4,700  Albemarle Corp. . . . . . . . . .        85,188
   22,500  Dow Chemical Co.  . . . . . . . .     1,763,437
    4,000  EI Du Pont de Nemours & Co. . . .       377,500
    5,900  Rohm & Haas Co. . . . . . . . . .       481,587
                                                ----------
                                                 2,707,712
                                                ----------
           COMPUTER SOFTWARE & SERVICES--1.3%
   27,500  Comdisco, Inc.  . . . . . . . . .       873,125
    3,600  Compuware Corp.(c)  . . . . . . .       180,450
                                                ----------
                                                 1,053,575
                                                ----------
           COSMETICS--2.5%
   42,000  Johnson & Johnson . . . . . . . .     2,089,500
                                                ----------
           DRUGS--7.2%
   20,400  Abbott Laboratories . . . . . . .     1,035,300
    7,900  Amgen, Inc.(c)    . . . . . . . .       429,562
    6,100  Bristol Myers & Squibb Co.  . . .       663,375
   20,800  Merck & Co. . . . . . . . . . . .     1,648,400
    4,600  Pfizer, Inc.  . . . . . . . . . .       381,225





 SHARES                                        VALUE (A)
           DRUGS--(CONTINUED)
    9,300  Rhone Poulenc Rorer, Inc.  . . .    $  726,562
   15,800  Schering Plough Corp.  . . . . .     1,023,050
                                               ----------
                                                5,907,474
                                               ----------
           ELECTRIC UTILITIES--3.9%
   27,700  Entergy Corp.  . . . . . . . . .       768,675
   52,900  Pinnacle West Capital Corp.  . .     1,679,575
   29,600  Unicom Corp. . . . . . . . . . .       802,900
                                               ----------
                                                3,251,150
                                               ----------
           ELECTRONICS--2.6%
    3,600  Intel Corp.  . . . . . . . . . .       471,375
   27,400  KLA Instruments Corp.(c) . . . .       972,700
    6,100  SCI Systems, Inc.(c) . . . . . .       272,213
   10,600  Tellabs, Inc.(c) . . . . . . . .       398,825
                                               ----------
                                                2,115,113
                                               ----------
           FINANCIAL--SERVICES--3.2%
   19,810  Bear Stearns Companies, Inc. . .       552,204
   42,600  Lehman Brothers Holdings, Inc. .     1,336,575
    9,500  Merrill Lynch & Co., Inc.  . . .       774,250
                                               ----------
                                                2,663,029
                                               ----------
           GAS UTILITIES--0.2%
    5,000  Nicor, Inc.  . . . . . . . . . .       178,750
                                               ----------
           HEALTHCARE--2.6%
   28,800  OrNda Healthcorp.(c) . . . . . .       842,400
   57,600  Tenet Healthcare Corp.(c)  . . .     1,260,000
                                               ----------
                                                2,102,400
                                               ----------
           INSURANCE--OTHER--3.7%
   12,000  AMBAC, Inc.(c) . . . . . . . . .       796,500
    3,000  CIGNA Corp.  . . . . . . . . . .       409,875
   15,100  Loews Corp.  . . . . . . . . . .     1,423,175
   16,650  Old Republic International
            Corp. . . . . . . . . . . . . .       445,387
                                               ----------
                                                3,074,937
                                               ----------
           INTERNATIONAL OIL--5.2%
    3,600  Chevron Corp.  . . . . . . . . .       234,000
   28,400  Exxon Corp.  . . . . . . . . . .     2,783,200
   10,500  Mobil Corp.  . . . . . . . . . .     1,283,625
                                               ----------
                                                4,300,825
                                               ----------
           LIFE INSURANCE--1.0%
   12,300  Conseco, Inc.  . . . . . . . . .       784,125
                                               ----------
           MEDIA--1.0%
   22,100  King World Productions(c)  . . .       814,937
                                               ----------
           METALS--1.1%
   11,500  Asarco, Inc. . . . . . . . . . .       286,062
    9,000  Phelps Dodge Corp. . . . . . . .       607,500
                                               ----------
                                                  893,562
                                               ----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH & INCOME SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

 SHARES                                        VALUE (A)
           MISCELLANEOUS--0.1%
    5,600  American Water Works, Inc. . . .    $  115,500
                                               ----------
           MORTGAGE--1.2%
   16,600  Federal National Mortgage Assoc.       618,350
    8,700  Green Tree Financial Corp. . . .       336,037
                                               ----------
                                                  954,387
                                               ----------
           MOTOR VEHICLES--1.8%
   22,500  Chrysler Corp. . . . . . . . . .       742,500
   13,900  General Motors Corp. . . . . . .       774,925
                                               ----------
                                                1,517,425
                                               ----------
           OIL REFINEMENT/DISTRIBUTION--2.6%
   12,400  Royal Dutch Petroleum Co.  . . .     2,117,300
                                               ----------
           OIL SERVICE--0.3%
    8,700  Noble Drilling Corp.(c)  . . . .       172,913
    2,000  Rowan Companies(c) . . . . . . .        45,250
                                               ----------
                                                  218,163
                                               ----------
           OIL RESERVES--3.1%
   14,800  Amoco Corp.  . . . . . . . . . .     1,191,400
    9,300  National Fuel Gas Co.  . . . . .       383,625
   21,200  Phillips Petroleum Co. . . . . .       938,100
                                               ----------
                                                2,513,125
                                               ----------
           PAPER--3.3%
    9,200  Champion International Corp. . .       397,900
    7,800  Georgia-Pacific Corp.  . . . . .       561,600
   24,400  Mead Corp. . . . . . . . . . . .     1,418,250
    8,300  Rayonier, Inc. . . . . . . . . .       318,512
                                               ----------
                                                2,696,262
                                               ----------
           PHOTOGRAPHY--1.5%
   14,900  Eastman Kodak Co.  . . . . . . .     1,195,725
                                               ----------
           PRODUCER OF GOODS--5.6%
    8,300  Applied Materials, Inc.(c) . . .       298,282
    5,500  Case Corp. . . . . . . . . . . .       299,750
   24,300  Caterpillar Tractor Co.  . . . .     1,828,575
    9,800  Harsco Corp. . . . . . . . . . .       671,300
    8,300  Illinois Tool Works, Inc.  . . .       662,962
   38,400  Premark International, Inc.  . .       854,400
                                               ----------
                                                4,615,269
                                               ----------
           PUBLISHING--1.0%
   39,300  Moore Corp., Ltd.  . . . . . . .       800,737
                                               ----------
           RAILROAD--1.5%
   29,100  CSX Corp.  . . . . . . . . . . .     1,229,475
                                               ----------





 SHARES                                        VALUE (A)
           RETAIL--3.0%
   19,000  Dayton Hudson Corp. . . . . . .    $   745,750
    6,598  Eckerd Corp.(c) . . . . . . . .        211,136
   10,700  Gap, Inc. . . . . . . . . . . .        322,337
   12,700  Mercantile Stores Co., Inc. . .        627,062
    2,800  Tiffany & Co., New  . . . . . .        102,550
    9,300  TJX Companies, Inc. . . . . . .        440,587
                                              -----------
                                                2,449,422
                                              -----------
           SAVINGS & LOAN--1.5%
    1,900  Ahmanson & Co.  . . . . . . . .         61,750
   20,300  Dime Bancorp(c) . . . . . . . .        299,425
    6,600  Golden West Financial Corp.
            del  . . . . . . . . . . . . .        416,625
    7,400  Standard Federal Bancorp. . . .        420,875
                                              -----------
                                                1,198,675
                                              -----------
           SERVICES--0.2%
    2,800  Omnicom Group . . . . . . . . .        128,100
                                              -----------
           SOAPS--0.1%
    2,500  First Brands Corp.  . . . . . .         70,938
                                              -----------
           STEEL--1.3%
   34,900  USX-U.S. Steel Group  . . . . .      1,094,987
                                              -----------
           TELEPHONE--6.4%
   28,000  Ameritech Corp. . . . . . . . .      1,697,500
   24,600  Bell Atlantic Corp. . . . . . .      1,592,850
   22,400  Bell South Corp.  . . . . . . .        904,400
   24,100  MCI Communications  . . . . . .        787,769
    9,900  Sprint Corp.  . . . . . . . . .        394,763
                                              -----------
                                                5,377,282
                                              -----------
           TIRES AND RUBBER GOODS--1.0%
   15,400  Goodyear Tire & Rubber Co.  . .        791,175
                                              -----------

           Total Common Stocks
            (Identified Cost $70,424,057)      80,352,327
                                             ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH & INCOME SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 SHORT-TERM INVESTMENT--2.3%

   FACE
  AMOUNT                                                    VALUE (A)
$1,900,000  Repurchase agreement with State Street Bank
             & Trust Company dated 12/31/96 at 4.75% to
             be repurchased at $1,900,501 on 1/2/97.
             Collaterized by $1,515,000 U.S. Treasury
             Bond 8.875% due 8/15/97 with a value of
             $1,941,568 . . . . . . . . . . . . . . . .    $ 1,900,000
                                                           -----------
            Total Short-Term Investment
             (Identified cost $1,900,000) . . . . . . .      1,900,000
                                                           -----------
            Total Investments --99.9%
             (Identified cost $72,324,057)(b) . . . . .     82,252,327
            Other assets less liabilities . . . . . . .         77,816
                                                           -----------
            TOTAL NET ASSETS--100%  . . . . . . . . . .    $82,330,143
                                                           ===========



(a) See Note 1A.

(b) Federal Tax Information:

    At December 31,1996 the net unrealized appreciation on investments based on cost of $72,331,708 for federal income tax purposes was as follows:



     Aggregate gross unrealized appreciation for all
      investments in which there is an excess of
      value over tax cost  . . . . . . . . . . . . .    $10,880,192
     Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value  . . . . . . . . . . . . . . .       (959,573)
                                                        -----------
     Net unrealized appreciation . . . . . . . . . .    $ 9,920,619
                                                        ===========



(c) Non-income producing security.





                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH & INCOME SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value  . . . . . . . . . . . .             $82,252,327
 Cash  . . . . . . . . . . . . . . . . . . . .                     728
 Receivable for:
  Fund shares sold . . . . . . . . . . . . . .                 129,763
  Dividends and interest . . . . . . . . . . .                 115,999
                                                           -----------
                                                            82,498,817
LIABILITIES
 Payable for:
  Fund shares redeemed . . . . . . . . . . . .   $59,014
  Withholding taxes  . . . . . . . . . . . . .       565
  Miscellaneous  . . . . . . . . . . . . . . .       471
 Accrued expenses:
  Management fees  . . . . . . . . . . . . . .    79,576
  Deferred trustees' fees  . . . . . . . . . .     1,102
  Other expenses . . . . . . . . . . . . . . .    27,946
                                                 -------
                                                               168,674
                                                           -----------
                                                           $82,330,143
                                                           ===========
NET ASSETS
 Net Assets consist of:
  Capital paid in  . . . . . . . . . . . . . .             $70,263,879
  Undistributed net investment income  . . . .                     469
  Accumulated net realized gains . . . . . . .               2,137,525
  Unrealized appreciation on
   investments . . . . . . . . . . . . . . . .               9,928,270
                                                           -----------
NET ASSETS . . . . . . . . . . . . . . . . . .             $82,330,143
                                                           ===========
Computation of offering price:
Net asset value and redemption price per share
 ($82,330,143 divided by 542,449 shares of
 beneficial interest)  . . . . . . . . . . . .             $    151.77
                                                           ===========
Identified cost of investments . . . . . . . .             $72,324,057
                                                           ===========



 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Dividends  . . . . . . . . . . . .               $ 1,301,995(a)
 Interest . . . . . . . . . . . . .                   127,382
                                                  -----------
                                                    1,429,377
EXPENSES
 Management fees  . . . . . . . . .   $443,509
 Trustees' fees and expenses  . . .     11,505
 Custodian  . . . . . . . . . . . .     57,352
 Audit and tax services . . . . . .     13,200
 Legal  . . . . . . . . . . . . . .     11,564
 Printing . . . . . . . . . . . . .     35,527
 Miscellaneous  . . . . . . . . . .      3,883
                                      --------
   Total expenses . . . . . . . . .    576,540
   Less expenses assumed by the
    investment adviser  . . . . . .    (37,994)       538,546
                                      --------    -----------
NET INVESTMENT INCOME . . . . . . .                   890,831
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
 Realized gain on:
  Investments--net  . . . . . . . .                 8,163,321
 Unrealized appreciation on:
  Investments--net  . . . . . . . .                 2,277,386
                                                  -----------
Net gain on investment transactions                10,440,707
                                                  -----------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS . . . . . . . . . . . .               $11,331,538
                                                  ===========



(a) Net of foreign taxes of: $6,549.


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH & INCOME SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                                   YEAR ENDED     YEAR ENDED
                                                  DECEMBER 31,   DECEMBER 31,
                                                      1995           1996
                                                  ------------  ---------------
FROM OPERATIONS
 Net investment income  . . . . . . . . . . . .   $   563,717    $    890,831
 Net realized gain on investments . . . . . . .     2,941,365       8,163,321
 Unrealized appreciation on investments . . . .     6,907,865       2,277,386
                                                  -----------    ------------
 INCREASE IN NET ASSETS FROM OPERATIONS . . . .    10,412,947      11,331,538
                                                  -----------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income  . . . . . . . . . . . .      (549,852)       (904,227)
 Net realized gain on investments . . . . . . .    (1,825,459)     (6,507,691)
                                                  -----------    ------------
                                                   (2,375,311)     (7,411,918)
                                                  -----------    ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares . . . . . . . . .    22,945,280      35,852,491
 Net asset value of shares issued in connection
  with the reinvestment of:
  Distributions from net investment income  . .       549,852         904,227
  Distributions from net realized gain  . . . .     1,825,459       6,507,691
                                                  -----------    ------------
                                                   25,320,591      43,264,409
 Cost of shares redeemed  . . . . . . . . . . .    (8,163,352)    (12,982,923)
                                                  -----------    ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS  . . . . . . . . . . . . .    17,157,239      30,281,486
                                                  -----------    ------------
 TOTAL INCREASE IN NET ASSETS . . . . . . . . .    25,194,875      34,201,106
NET ASSETS
 Beginning of the year  . . . . . . . . . . . .    22,934,162      48,129,037
                                                  -----------    ------------
 End of the year  . . . . . . . . . . . . . . .   $48,129,037    $ 82,330,143
                                                  ===========    ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year  . . . . . . . . . . . .   $         0    $     13,865
                                                  ===========    ============
 End of the year  . . . . . . . . . . . . . . .   $    13,865    $        469
                                                  ===========    ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares . . . . . . . .       175,593         239,114
 Issued in connection with the reinvestment of:
  Distributions from net investment income  . .         3,932           5,851
  Distributions from net realized gain  . . . .        13,054          42,976
                                                  -----------    ------------
                                                      192,579         287,941
 Redeemed . . . . . . . . . . . . . . . . . . .       (62,314)        (86,095)
                                                  -----------    ------------
 Net change . . . . . . . . . . . . . . . . . .       130,265         201,846
                                                  ===========    ============




 FINANCIAL HIGHLIGHTS
                        APRIL 30, 1993 (A)      YEAR          YEAR           YEAR
                             THROUGH           ENDED         ENDED          ENDED
                           DECEMBER 31,     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                               1993             1994          1995           1996
                        ------------------  ------------  ------------  --------------
Net Asset Value,
 Beginning of
 Period . . . . . . .       $100.00           $112.32       $109.03        $141.31
                            -------           -------       -------        -------
Income From Investment
 Operations
 Net Investment
  Income  . . . . . .          0.92              1.90          1.77           1.78
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments . . . .         13.33             (3.25)        37.91          23.69
                            -------           -------       -------        -------
 Total From Investment
  Operations. . . . .         14.25             (1.35)        39.68          25.47
                            -------           -------       -------        -------
Less Distributions
 Dividends From Net
  Investment Income .         (0.92)            (1.92)        (1.71)         (1.82)
 Distributions From
  Net Realized Capital
  Gains . . . . . . .         (1.00)             0.00         (5.69)        (13.19)
 Distributions in
  Excess of Net
  Realized Capital
  Gains . . . . . . .         (0.01)             0.00          0.00           0.00
 Distributions From
  Paid-in Capital . .          0.00             (0.02)         0.00           0.00
                            -------           -------       -------        -------
Total Distributions .         (1.93)            (1.94)        (7.40)        (15.01)
                            -------           -------       -------        -------
Net Asset Value, End
 of Period  . . . . .       $112.32           $109.03       $141.31        $151.77
                            =======           =======       =======        =======
TOTAL RETURN (%)  . .         14.24(c)          (1.21)        36.46          18.10
Ratio of Operating
 Expenses to Average
 Net Assets (%) . . .          0.85(b)           0.85          0.85           0.85
Ratio of Net
 Investment Income
 to Average Net
 Assets (%) . . . . .          2.16(b)           2.30          1.63           1.40
Portfolio Turnover
 Rate (%) . . . . . .            49(b)            133            92            104
Average Commission
 Rate(d). . . . . . .            --                --            --        $0.0344
Net Assets, End of
 Period (000) . . . .       $ 9,082           $22,934       $48,129        $82,330
The ratios of expenses
 to average net assets
 without giving effect
 to the voluntary
 expense agreement
 described in Note 4
 to the Financial
 Statements would have
 been (%) . . . . . .          0.94(b)           0.86          1.06           0.91



(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spread on shares traded on a principal basis.

                See accompanying notes to financial statements.

WESTPEAK STOCK INDEX SERIES
PORTFOLIO MANAGERS: GERALD SCRIVER AND PHILIP COOPER
WESTPEAK INVESTMENT ADVISORS, L. P.


[PHOTOS OF GERALD SCRIVER & PHILIP COOPER]





Q. HOW DID THE WESTPEAK STOCK INDEX SERIES PERFORM IN 1996?

A. The Westpeak Stock Index Series returned 22.47% compared to 22.90% posted by the S&P 500 Index/19/ for the fiscal year ended December 31, 1996. The backdrop for the continued market success was the continued low interest rate environment with little action from the Federal Reserve Board to raise interest rates.

Q. HOW DID YOU MANAGE THE SERIES IN 1996?

A. The Series' seeks to track the performance of the S&P 500 Stock Index. Our approach is to own all of the 500 stocks in the Index in the same proportion as the Index.

The past year was a difficult year for actively managed Funds to keep pace. This was due to the fact that much of the most profitable returns came from a small concentration of stocks such as Microsoft and Intel.

Q. WHAT IS THE OUTLOOK FOR THE MONTHS AHEAD?

A. Although recent market returns may not be sustainable in 1997, the Westpeak Stock Index Series seeks to maintain full participation in S&P 500 returns.

[A CHART APPEARS HERE WHICH COMPARES A $10,000

        INVESTMENT VERSUS AN INDEX]





                   Stock Index

                     Series          S&P 500


4/30/87               10000           10000

1987                   8780            8770

1988                  10215           10216

1989                  13294           13444

1990                  12743           13025

1991                  16614           16976

1992                  17826           18268

1993                  19560           20101

1994                  19783           20374

1995                  27079           28003

1996                  33163           34415




FUND FACTS

GOAL: Investment results that correspond to the composite price and yield performance of United States publicly traded common stocks.

START DATE: May 1, 1987.

SIZE: $81 million as of December 31, 1996

MANAGERS: Gerald Scriver and Philip Cooper. Mr. Scriver and Mr. Cooper have managed the Series since 1993; they have also managed Westpeak Growth and Income Series since August 1993 and New England Growth Opportunities Fund since May 1, 1995. Mr. Scriver joined Westpeak in July 1991 and Mr. Cooper joined Westpeak in December 1991.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--99.4% OF TOTAL NET ASSETS

SHARES                                         VALUE (A)
        AEROSPACE--2.0%
4,100   Allied Signal, Inc.   . . . . . . .    $  274,700
5,247   Boeing Co.    . . . . . . . . . . .       558,150
  900   General Dynamics Corp.  . . . . . .        63,450
2,815   Lockheed Martin Corp.   . . . . . .       257,573
3,000   McDonnell Douglas Corp. . . . . . .       192,000
  900   Northrop Grumman Corp.  . . . . . .        74,475
3,500   United Technologies Corp. . . . . .       231,000
                                               ----------
                                                1,651,348
                                               ----------
        AGRICULTURE AND FOOD--2.8%
7,725   Archer-Daniels-Midland Co.  . . . .       169,950
3,300   Campbell Soup Co. . . . . . . . . .       264,825
3,250   Conagra, Inc.   . . . . . . . . . .       161,687
2,100   CPC International, Inc. . . . . . .       162,750
2,200   General Mills, Inc. . . . . . . . .       139,425
5,200   H.J. Heinz Co.  . . . . . . . . . .       185,900
2,200   Hershey Foods Corp. . . . . . . . .        96,250
2,900   Kellogg Co. . . . . . . . . . . . .       190,312
1,200   Pioneer Hi Bred International,
         Inc. . . . . . . . . . . . . . . .        84,000
1,900   Quaker Oats Co.   . . . . . . . . .        72,437
7,000   Sara Lee Corp.    . . . . . . . . .       260,750
2,200   Unilever N.V. . . . . . . . . . . .       385,550
1,800   William Wrigley Jr. Co. . . . . . .       101,250
                                               ----------
                                                2,275,086
                                               ----------
        AIR TRANSPORT--0.4%
1,400   AMR Corp.(c)  . . . . . . . . . . .       123,375
1,100   Delta Airlines, Inc.    . . . . . .        77,963
1,600   Federal Express Corp.(c)  . . . . .        71,200
2,100   Southwest Airlines Co.  . . . . . .        46,463
  900   US Air Group, Inc.(c) . . . . . . .        21,038
                                               ----------
                                                  340,039
                                               ----------
        ALUMINUM--0.4%
3,200   Alcan Aluminum, Ltd.  . . . . . . .       107,600
2,500   Aluminum Company of America . . . .       159,375
  900   Reynolds Metals Co.   . . . . . . .        50,738
                                               ----------
                                                  317,713
                                               ----------
        APPAREL--0.6%
1,000   Fruit of the Loom, Inc. . . . . . .        37,875
1,000   Liz Claiborne, Inc. . . . . . . . .        38,625
4,000   Nike, Inc.  . . . . . . . . . . . .       239,000
  800   Reebok International Ltd.   . . . .        33,600
  600   Russell Corp. . . . . . . . . . . .        17,850
  100   Springs Industries, Inc.    . . . .         4,300
  700   Stride Rite Corp.   . . . . . . . .         7,000
1,000   VF Corp.  . . . . . . . . . . . . .        67,500
                                               ----------
                                                  445,750
                                               ----------
        BANKS--7.5%
6,175   Banc One Corp.  . . . . . . . . . .       265,525
2,200   Bank of Boston Corp.    . . . . . .       141,350
5,400   Bank of New York, Inc.  . . . . . .       182,250





SHARES                                           VALUE (A)
 4,928  BankAmerica Corp.   . . . . . . . . .    $  491,568
   900  Bankers Trust New York Corp.  . . . .        77,625
 2,600  Barnett Banks of Florida, Inc.  . . .       106,925
 2,000  Boatmens Bancshares, Inc. . . . . . .       129,000
 6,070  Chase Manhattan Corp. . . . . . . . .       541,747
 6,700  Citicorp(c) . . . . . . . . . . . . .       690,100
 1,600  Comerica, Inc.    . . . . . . . . . .        83,800
 3,200  Core States Financial Corp. . . . . .       166,000
 1,300  Fifth Third Bancorp.  . . . . . . . .        81,656
 1,900  First Bank Systems, Inc.    . . . . .       129,675
 4,510  First Chicago Corp. . . . . . . . . .       242,412
 3,950  First U.N. Corp.    . . . . . . . . .       292,300
 3,662  Fleet Financial Group, Inc. . . . . .       182,642
 2,600  J.P. Morgan & Co., Inc. . . . . . . .       253,825
 3,100  Keycorp . . . . . . . . . . . . . . .       156,550
 1,750  Mellon Bank Corp.   . . . . . . . . .       124,250
 3,100  National City Corp. . . . . . . . . .       139,112
 4,016  Nationsbank Corp. . . . . . . . . . .       392,564
 5,100  Norwest Corp.   . . . . . . . . . . .       221,850
 4,800  PNC Bank Corp.    . . . . . . . . . .       180,600
   800  Republic New York Corp.   . . . . . .        65,300
 3,200  Suntrust Banks, Inc.    . . . . . . .       157,600
 2,200  U.S. Bancorp. . . . . . . . . . . . .        98,863
 2,300  Wachovia Corp.  . . . . . . . . . . .       129,950
 1,333  Wells Fargo & Co.   . . . . . . . . .       359,577
                                                 ----------
                                                  6,084,616
                                                 ----------
        BEVERAGES--3.1%
35,300  Coca Cola Co. . . . . . . . . . . . .     1,857,662
22,400  PepsiCo, Inc. . . . . . . . . . . . .       655,200
 1,300  Whitman Corp.   . . . . . . . . . . .        29,738
                                                 ----------
                                                  2,542,600
                                                 ----------
        BUSINESS MACHINES--5.2%
 2,300  3Com Corp.  . . . . . . . . . . . . .       168,762
 1,600  Alco Standard Corp. . . . . . . . . .        82,600
 1,700  Amdahl Corporation(c) . . . . . . . .        20,612
 1,900  Apple Computer, Inc.    . . . . . . .        39,662
 2,800  Bay Networks, Inc.    . . . . . . . .        58,450
 2,000  Cabletron Systems, Inc.(c)  . . . . .        66,500
 9,400  Cisco Systems, Inc.   . . . . . . . .       598,075
 3,800  Compaq Computer Corp.(c)  . . . . . .       282,150
   600  Data General Corp.(c) . . . . . . . .         8,700
 2,400  Dell Computer Corp. . . . . . . . . .       127,500
 2,200  Digital Equipment Corp.(c)  . . . . .        80,025
 3,200  EMC Corp. . . . . . . . . . . . . . .       106,000
14,400  Hewlett-Packard Co.   . . . . . . . .       723,600
 7,300  International Business Machines
         Corp.  . . . . . . . . . . . . . . .     1,102,300
 2,000  Pitney Bowes, Inc.  . . . . . . . . .       109,000
 3,200  Seagate Technology  . . . . . . . . .       126,400
 2,500  Silicon Graphics, Inc.(c) . . . . . .        63,750
 5,300  Sun Microsystems, Inc.(c) . . . . . .       136,144
 1,800  Tandem Computers, Inc.(c) . . . . . .        24,750
 2,500  Unisys, Corp.(c)  . . . . . . . . . .        16,875
 4,500  Xerox Corp.   . . . . . . . . . . . .       236,813
                                                 ----------
                                                  4,178,668
                                                 ----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

SHARES                                      VALUE (A)
        CHEMICALS--3.2%
 1,500  Air Products and
         Chemicals, Inc. . . . . . . . .    $  103,687
   900  Ashland, Inc.  . . . . . . . . .        39,488
 1,500  Avery Dennison Corp. . . . . . .        53,063
   700  B.F. Goodrich Co.  . . . . . . .        28,350
 3,450  Dow Chemical Co. . . . . . . . .       270,394
 1,100  Eastman Chemical Co. . . . . . .        60,775
 8,100  E.I. Du Pont de Nemours & Co.  .       764,437
 2,025  Engelhard Corp.  . . . . . . . .        38,728
   500  FMC Corp.(c) . . . . . . . . . .        35,063
   800  Great Lakes Chemical Corp. . . .        37,400
 1,500  Hercules, Inc. . . . . . . . . .        64,875
 8,500  Monsanto Co. . . . . . . . . . .       330,437
 2,100  Morton International, Inc. . . .        85,575
 1,000  Nalco Chemical Co. . . . . . . .        36,125
 4,700  Occidental Petroleum Corp. . . .       109,862
 2,600  PPG Industries, Inc. . . . . . .       145,925
 2,100  Praxair, Inc.  . . . . . . . . .        96,862
 1,000  Rohm & Haas Co.  . . . . . . . .        81,625
   700  Sigma-Aldrich Corp.  . . . . . .        43,706
 1,700  Union Carbide Corp.  . . . . . .        69,488
 1,300  W.R. Grace & Co. . . . . . . . .        67,275
                                            ----------
                                             2,563,140
                                            ----------
        CONSTRUCTION--0.4%
   600  Armstrong World
         Industries, Inc.  . . . . . . .        41,700
   400  Centex Corp. . . . . . . . . . .        15,050
 1,200  Fluor Corp.  . . . . . . . . . .        75,300
   600  Kaufman & Broad Home Corp. . . .         7,725
 2,300  Masco Corp.  . . . . . . . . . .        82,800
 1,200  Sherwin Williams Co. . . . . . .        67,200
                                            ----------
                                               289,775
                                            ----------
        CONSUMER DURABLES--0.1%
 1,300  Black & Decker Corp. . . . . . .        39,163
 1,400  Maytag Corp. . . . . . . . . . .        27,650
 1,000  Whirlpool Corp.  . . . . . . . .        46,625
                                            ----------
                                               113,438
                                            ----------
        CONTAINERS--0.4%
   200  Ball Corp. . . . . . . . . . . .         5,200
   700  Bemis, Inc.  . . . . . . . . . .        25,813
 1,800  Crown Cork & Seal, Inc.(c) . . .        97,875
   900  Temple Inland, Inc.  . . . . . .        48,713
 2,400  Tenneco, Inc.  . . . . . . . . .       108,300
                                            ----------
                                               285,901
                                            ----------
        COSMETICS--1.3%
   200  Alberto Culver Co. . . . . . . .         9,600
 1,900  Avon Products, Inc.  . . . . . .       108,537
19,200  Johnson & Johnson  . . . . . . .       955,200
                                            ----------
                                             1,073,337
                                            ----------





SHARES                                         VALUE (A)
        DOMESTIC OIL RESERVES--1.7%
 7,200  Amoco Corp. . . . . . . . . . . . .    $  579,600
 2,300  Atlantic Richfield Co.  . . . . . .       304,750
 1,600  Burlington Resources, Inc.  . . . .        80,600
   400  Louisiana Land & Exploration  . . .        21,450
   800  Pennzoil Co.  . . . . . . . . . . .        45,200
 3,800  Phillips Petroleum Co.  . . . . . .       168,150
 1,311  Santa Fe Energy Research, Inc.(c) .        18,190
 3,464  Union Pacific Resources
         Group, Inc.  . . . . . . . . . . .       101,322
 2,400  Williams Companies, Inc.  . . . . .        90,000
                                               ----------
                                                1,409,262
                                               ----------
        DRUGS & MEDICINE--7.2%
11,200  Abbott Laboratories, Inc. . . . . .       568,400
   900  Allergan, Inc.  . . . . . . . . . .        32,063
 1,200  Alza Corp.(c) . . . . . . . . . . .        31,050
 9,200  American Home Products Corp.  . . .       539,350
 3,800  Amgen, Inc.(c)  . . . . . . . . . .       206,625
 7,240  Bristol Myers & Squibb Co.  . . . .       787,350
 7,700  Eli Lilly & Co. . . . . . . . . . .       562,100
 1,100  Mallinckrodt Group, Inc.  . . . . .        48,537
17,400  Merck & Co., Inc. . . . . . . . . .     1,378,950
 9,300  Pfizer, Inc.  . . . . . . . . . . .       770,737
 7,180  Pharmacia & Upjohn, Inc.  . . . . .       284,507
 5,100  Schering-Plough Corp. . . . . . . .       330,225
 4,000  Warner-Lambert Co.  . . . . . . . .       300,000
                                               ----------
                                                5,839,894
                                               ----------
        ELECTRIC UTILITIES--2.8%
 2,500  American Electric Power Co., Inc. .       102,812
 2,100  Baltimore Gas & Electric Co.  . . .        56,175
 2,200  Carolina Power & Light Co.  . . . .        80,300
 2,900  Central & South West Corp.  . . . .        74,313
 2,211  Cinergy Corp. . . . . . . . . . . .        73,792
 3,400  Consolidated Edison Co. of
         New York . . . . . . . . . . . . .        99,450
 2,350  Dominion Resources, Inc.  . . . . .        90,475
 2,100  DTE Energy Co.  . . . . . . . . . .        67,988
 2,800  Duke Power Co.  . . . . . . . . . .       129,500
 6,200  Edison International  . . . . . . .       123,225
 3,200  Entergy Corp. . . . . . . . . . . .        88,800
 2,600  FPL Group, Inc. . . . . . . . . . .       119,600
 1,500  GPU, Inc. . . . . . . . . . . . . .        50,437
 3,400  Houston Industries, Inc.  . . . . .        76,925
 2,000  Niagara Mohawk Power Corp.  . . . .        19,750
   900  Northern States Power Co. . . . . .        41,288
 2,100  Ohio Edison Co. . . . . . . . . . .        47,775
 5,900  Pacific Gas & Electric Corp.  . . .       123,900
 4,000  Pacificorp  . . . . . . . . . . . .        82,000
 3,200  PECO Energy Co. . . . . . . . . . .        80,800
 2,300  P.P. & L Res, Inc.  . . . . . . . .        52,900
 3,200  Public Service Enterprise Group . .        87,200
 9,700  Southern Co.  . . . . . . . . . . .       219,462
 3,100  Texas Utilities Co. . . . . . . . .       126,325
 3,200  Unicom Corp.  . . . . . . . . . . .        86,800
 1,400  Union Electric Co.  . . . . . . . .        53,900
                                               ----------
                                                2,255,892
                                               ----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

SHARES                                     VALUE (A)
        ELECTRONICS--4.8%
 1,900  Advanced Micro Devices,
         Inc.(c)  . . . . . . . . . . .    $   48,925
 2,632  Allegheny Teldyne, Inc. . . . .        60,536
 3,056  AMP, Inc. . . . . . . . . . . .       117,274
   887  Andrew Corp.(c) . . . . . . . .        47,066
 1,600  Cooper Industries, Inc. . . . .        67,400
   500  Harris Corp.  . . . . . . . . .        34,312
 1,700  Honeywell, Inc. . . . . . . . .       111,775
11,900  Intel Corp. . . . . . . . . . .     1,558,156
 2,000  LSI Logic Corp.(c)  . . . . . .        53,500
 3,000  Micron Technology, Inc. . . . .        87,375
 8,500  Motorola, Inc.  . . . . . . . .       521,687
 1,900  National Semiconductor Corp.(c)        46,312
 3,600  Northern Telecom, Ltd.  . . . .       222,750
   600  Raychem Corp. . . . . . . . . .        48,075
 3,300  Raytheon Co.  . . . . . . . . .       158,812
 3,500  Rockwell International Corp.  .       213,062
 1,100  Scientific Atlanta, Inc.  . . .        16,500
   500  Tektronix, Inc. . . . . . . . .        25,625
 2,600  Tellabs, Inc.(c)  . . . . . . .        97,825
 2,600  Texas Instruments, Inc. . . . .       165,750
   600  Thomas & Betts Corp.  . . . . .        26,625
 8,900  U.S. West Media Group,
         Inc.(c)  . . . . . . . . . . .       164,650
                                           ----------
                                            3,893,992
                                           ----------
        FINANCE--2.0%
 6,900  American Express Co.  . . . . .       389,850
   800  Beneficial Corp.  . . . . . . .        50,700
 2,402  Dean Witter, Discover & Co. . .       159,132
 1,200  Household International, Inc. .       110,700
 3,325  MBNA Corp.  . . . . . . . . . .       137,987
 2,300  Merrill Lynch & Co., Inc. . . .       187,450
 2,000  Morgan Stanley Group, Inc.  . .       114,250
 1,600  Salomon, Inc. . . . . . . . . .        75,400
 9,168  Travelers Group, Inc. . . . . .       415,998
                                           ----------
                                            1,641,467
                                           ----------
        FOREIGN OIL RESERVES--0.1%
   700  Kerr McGee Corp.  . . . . . . .        50,400
                                           ----------
        FOREST PRODUCTS--0.0%
 1,600  Louisiana Pacific Corp. . . . .        33,800
                                           ----------
        GAS UTILITIES--0.7%
   900  Columbia Gas System, Inc.(c)  .        57,263
 1,300  Consolidated Natural Gas Co.  .        71,825
   300  Eastern Enterprises . . . . . .        10,612
 3,600  Enron Corp. . . . . . . . . . .       155,250
   900  Ensearch Corp.  . . . . . . . .        20,700
   700  Nicor, Inc. . . . . . . . . . .        25,025
 1,900  Noram Energy Corp.  . . . . . .        29,212
   200  Oneok, Inc. . . . . . . . . . .         6,000
 1,100  Pacific Enterprises, Ltd. . . .        33,412
 2,229  PanEnergy Corp. . . . . . . . .       100,305
   500  Peoples Energy Corp.  . . . . .        16,937
 1,000  Sonat, Inc. . . . . . . . . . .        51,500
                                           ----------
                                              578,041
                                           ----------





SHARES                                  VALUE (A)
        HEALTH CARE--1.9%
   800  Bausch & Lomb, Inc.  . . . .    $   28,000
 3,800  Baxter International, Inc. .       155,800
 1,700  Becton Dickinson & Co. . . .        73,738
 1,300  Beverly Enterprises,
         Inc.(c) . . . . . . . . . .        16,575
 1,700  Biomet, Inc.(c)  . . . . . .        25,713
 2,600  Boston Scientific Corp.(c) .       156,000
 9,686  Columbia Healthcare Corp.  .       394,704
   800  C.R. Bard, Inc.  . . . . . .        22,400
 1,100  Guidant Corp.  . . . . . . .        62,700
 2,300  Humana, Inc.(c)  . . . . . .        43,987
   900  Manor Care, Inc. . . . . . .        24,300
 3,600  Medtronics, Inc. . . . . . .       244,800
   400  Millipore Corp.  . . . . . .        16,550
 1,100  St. Jude Medical, Inc.(c)  .        46,888
 3,000  Tenet Healthcare Corp.(c)  .        65,625
 2,800  United Healthcare Corp.  . .       126,000
   900  United States Surgical
         Corp. . . . . . . . . . . .        35,438
                                        ----------
                                         1,539,218
                                        ----------
        HOTELS AND RESTAURANTS--1.1%
 2,200  Darden Restaurants,
         Inc.(c) . . . . . . . . . .        19,250
 1,450  Harrahs Entertainment,
         Inc.  . . . . . . . . . . .        28,819
 1,900  HFS, Inc.  . . . . . . . . .       113,525
 3,600  Hilton Hotels Corp.  . . . .        94,050
 1,600  ITT Corp. New  . . . . . . .        69,400
 1,800  Marriott International,
         Inc.  . . . . . . . . . . .        99,450
10,100  McDonald's Corp. . . . . . .       457,025
 1,800  Wendys International, Inc. .        36,900
                                        ----------
                                           918,419
                                        ----------
        INTERNATIONAL OIL--4.4%
 9,400  Chevron Corp.  . . . . . . .       611,000
17,900  Exxon Corp.  . . . . . . . .     1,754,200
 5,700  Mobil Corp.  . . . . . . . .       696,825
 1,500  Oryx Energy Corp.(c) . . . .        37,125
 3,700  Texaco, Inc. . . . . . . . .       363,063
                                        ----------
                                         3,462,213
                                        ----------
        LEISURE--0.3%
 1,200  Brunswick Corp.  . . . . . .        28,800
 1,200  Hasbro, Inc. . . . . . . . .        46,650
 3,750  Mattel, Inc. . . . . . . . .       104,062
                                        ----------
                                           179,512
                                        ----------
        LIFE INSURANCE--0.8%
 2,283  Aetna Life and Casualty
         Co. . . . . . . . . . . . .       182,640
 2,900  American General Corp. . . .       118,537
 1,025  Jefferson Pilot Corp.  . . .        58,041
 1,400  Lincoln National Corp.,
         Inc.  . . . . . . . . . . .        73,500
 1,400  Providian Corp.  . . . . . .        71,925
 1,000  Transamerica Corp. . . . . .        79,000
   450  USLife Corp. . . . . . . . .        14,963
                                        ----------
                                           598,606
                                        ----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

SHARES                                           VALUE (A)
        LIQUOR--0.7%
   300  Adolph Coors Co.  . . . . . . . . . .    $    5,700
 7,000  Anheuser-Busch Companies, Inc.  . . .       280,000
 1,100  Brown Forman Corp. "B"  . . . . . . .        50,325
 5,400  Seagram Company, Ltd. . . . . . . . .       209,250
                                                 ----------
                                                    545,275
                                                 ----------
        MEDIA--2.1%
 4,600  Comcast Corp. . . . . . . . . . . . .        81,938
 1,900  General Instrument Corp.  . . . . . .        41,087
   450  King World Productions, Inc.(c) . . .        16,594
 9,600  Tele-Communications A(c)  . . . . . .       125,400
 8,000  Time-Warner, Inc. . . . . . . . . . .       300,000
 1,000  Tribune Co. . . . . . . . . . . . . .        78,875
 4,857  Viacom, Inc.(c) . . . . . . . . . . .       169,388
 9,798  Walt Disney Co. . . . . . . . . . . .       682,186
 9,000  Westinghouse Electric Corp. . . . . .       178,875
                                                 ----------
                                                  1,674,343
                                                 ----------
        MISCELLANEOUS FINANCE--0.1%
 1,500  H & R Block, Inc. . . . . . . . . . .        43,500
                                                 ----------
        MISCELLANEOUS MINING--0.2%
   600  Asarco, Inc.  . . . . . . . . . . . .        14,925
 1,250  Cyprus Amax Minerals Co.  . . . . . .        29,219
 2,400  Inco, Ltd.  . . . . . . . . . . . . .        76,500
 1,000  Phelps Dodge Corp.  . . . . . . . . .        67,500
                                                 ----------
                                                    188,144
                                                 ----------
        MORTGAGE--1.1%
 2,400  Federal Home Loan Mortgage Corp.  . .       264,300
15,700  Federal National Mortgage
         Association  . . . . . . . . . . . .       584,825
 1,800  Green Tree Acceptance Corp. . . . . .        69,525
                                                 ----------
                                                    918,650
                                                 ----------
        MOTOR VEHICLES--2.1%
10,600  Chrysler Corp.  . . . . . . . . . . .       349,800
 1,300  Dana Corp.  . . . . . . . . . . . . .        42,413
   900  Echlin, Inc.  . . . . . . . . . . . .        28,462
   500  Fleetwood Enterprises, Inc. . . . . .        13,750
17,100  Ford Motor Co.  . . . . . . . . . . .       545,062
10,400  General Motors Corp.  . . . . . . . .       579,800
 1,220  Navistar International
         Corp., Inc.(c) . . . . . . . . . . .        11,132
   645  Paccar, Inc.  . . . . . . . . . . . .        43,860
 1,800  TRW, Inc. . . . . . . . . . . . . . .        89,100
                                                 ----------
                                                  1,703,379
                                                 ----------
        OIL REFINING--2.1%
 1,300  Amerada Hess Corp.  . . . . . . . . .        75,237
 1,400  Coastal Corp. . . . . . . . . . . . .        68,425
 7,500  Royal Dutch Petroleum Co. ADR(d)  . .     1,280,625
 1,100  Sun, Inc. . . . . . . . . . . . . . .        26,813
 3,500  Unocal Corp.  . . . . . . . . . . . .       142,188
 4,000  USX Marathon Group  . . . . . . . . .        95,500
                                                 ----------
                                                  1,688,788
                                                 ----------





SHARES                                        VALUE (A)
        OIL SERVICES--0.8%
2,000   Baker Hughes, Inc. . . . . . . . .    $   69,000
1,800   Halliburton Co.  . . . . . . . . .       108,450
  300   Helmerich & Payne, Inc.  . . . . .        15,638
1,100   Rowan Companies, Inc.(c) . . . . .        24,888
3,600   Schlumberger, Ltd. . . . . . . . .       359,550
  700   Western Atlas, Inc.(c) . . . . . .        49,613
                                              ----------
                                                 627,139
                                              ----------
        OTHER INSURANCE--3.0%
6,386   Allstate Corp. . . . . . . . . . .       369,590
6,812   American International
         Group, Inc. . . . . . . . . . . .       737,399
1,500   Aon Corp.  . . . . . . . . . . . .        93,188
2,500   Chubb Corp.  . . . . . . . . . . .       134,375
1,000   CIGNA Corp.  . . . . . . . . . . .       136,625
1,200   General Reinsurance Corp.  . . . .       189,300
1,600   ITT Hartford Group, Inc. . . . . .       108,000
1,600   Loews Corp.  . . . . . . . . . . .       150,800
1,000   Marsh & McLennan Companies . . . .       104,000
  700   MBIA, Inc. . . . . . . . . . . . .        70,875
  800   MGIC Investment Corp.  . . . . . .        60,800
1,800   Safeco Corp. . . . . . . . . . . .        70,988
1,200   St. Paul Companies, Inc. . . . . .        70,350
  950   Torchmark, Inc.  . . . . . . . . .        47,975
1,000   UNUM Corp. . . . . . . . . . . . .        72,250
1,700   USF&G Corp.  . . . . . . . . . . .        35,488
                                              ----------
                                               2,452,003
                                              ----------
        PAPER--1.4%
  733   Boise Cascade Corp.  . . . . . . .        23,273
1,400   Champion International Corp. . . .        60,550
1,300   Georgia Pacific Corp.  . . . . . .        93,600
4,310   International Paper Co.  . . . . .       174,016
1,200   James River Corp.  . . . . . . . .        39,750
4,106   Kimberly Clark Corp. . . . . . . .       391,096
  900   Mead Corp. . . . . . . . . . . . .        52,312
  200   Potlatch Corp. . . . . . . . . . .         8,600
1,400   Stone Container Corp.  . . . . . .        20,825
1,000   Union Camp Corp. . . . . . . . . .        47,750
1,475   Westvaco Corp. . . . . . . . . . .        42,406
2,900   Weyerhaeuser Co. . . . . . . . . .       137,388
  700   Willamette Industries, Inc.  . . .        48,738
                                              ----------
                                               1,140,304
                                              ----------
        PHOTOGRAPHY--0.5%
7,850   Eastman Kodak Co.  . . . . . . . .       381,188
  800   Polaroid Corp. . . . . . . . . . .        34,800
                                              ----------
                                                 415,988
                                              ----------
        POLLUTION CONTROL--0.4%
2,900   Browning-Ferris Industries, Inc. .        76,125
4,400   Laidlaw, Inc.  . . . . . . . . . .        50,600
  700   Safety Kleen Corp. . . . . . . . .        11,463
6,900   WMX Technologies, Inc. . . . . . .       225,112
                                              ----------
                                                 363,300
                                              ----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

SHARES                                          VALUE (A)
        PRECIOUS METALS--0.6%
 5,100  Barrick Gold Corp. . . . . . . . . .    $  146,625
 3,100  Battle Mountain Gold Co. . . . . . .        21,313
 1,800  Echo Bay Mines, Ltd. . . . . . . . .        11,925
 2,700  Freeport McMoran Copper & Gold . . .        80,662
 1,900  Homestake Mining Co. . . . . . . . .        27,075
 1,424  Newmont Mining Corp. . . . . . . . .        63,724
 3,400  Placer Dome, Inc.  . . . . . . . . .        73,950
 1,900  Santa Fe Pacific Gold Corp.  . . . .        29,213
                                                ----------
                                                   454,487
                                                ----------
        PRODUCER OF GOODS--6.8%
 2,600  Applied Materials, Inc.(c) . . . . .        93,438
   400  Briggs & Stratton Corp.  . . . . . .        17,600
 1,000  Case Equipment Corp. . . . . . . . .        54,500
 2,800  Caterpillar Tractor Co.  . . . . . .       210,700
   700  Cincinnati Milacron, Inc.  . . . . .        15,313
   700  Crane Co.  . . . . . . . . . . . . .        20,300
   700  Cummins Engine, Inc. . . . . . . . .        32,200
 3,600  Deere & Co.  . . . . . . . . . . . .       146,250
 1,600  Dover Corp.  . . . . . . . . . . . .        80,400
 2,500  Dresser Industries, Inc. . . . . . .        77,500
 1,800  DSC Communications Corp.(c)  . . . .        32,175
 1,000  Eaton Corp.  . . . . . . . . . . . .        69,750
 3,100  Emerson Electric Co. . . . . . . . .       299,925
   600  Foster Wheeler Corp. . . . . . . . .        22,275
23,700  General Electric Co. . . . . . . . .     2,343,337
   500  General Signal Corp. . . . . . . . .        21,375
 1,700  Genuine Parts Co.  . . . . . . . . .        75,650
   400  Giddings & Lewis, Inc. . . . . . . .         5,150
   800  Harnischfeger Industries, Inc. . . .        38,500
 1,700  Illinois Tool Works, Inc.  . . . . .       135,787
 1,500  Ingersoll Rand Co. . . . . . . . . .        66,750
 1,600  ITT Industries Inc.  . . . . . . . .        39,200
   600  Johnson Controls, Inc. . . . . . . .        49,725
 9,206  Lucent Technologies, Inc.  . . . . .       425,777
   600  McDermott International, Inc.  . . .         9,975
 5,800  Minnesota Mining &
         Manufacturing Co. . . . . . . . . .       480,675
   700  National Services Industries, Inc. .        26,162
   800  Owens Corning Fiberglas Co.(c) . . .        34,100
 1,700  Pall Corp. . . . . . . . . . . . . .        43,350
 1,000  Parker Hannifin Corp.  . . . . . . .        38,750
   600  Perkin Elmer Corp. . . . . . . . . .        35,325
   850  Snap-On Tools Corp.  . . . . . . . .        30,281
 1,200  Stanley Works  . . . . . . . . . . .        32,400
 1,100  Textron, Inc.  . . . . . . . . . . .       103,675
 2,100  Thermo Electron Corp.  . . . . . . .        86,625
   200  Timken Co. . . . . . . . . . . . . .         9,175
   400  Trinova Corp.  . . . . . . . . . . .        14,550
 2,100  TYCO International Ltd.  . . . . . .       111,037
   900  W.W. Grainger, Inc.  . . . . . . . .        72,225
                                                ----------
                                                 5,501,882
                                                ----------





SHARES                                                VALUE (A)
        PROPERTY--0.0%
  200   Pulte Corp.  . . . . . . . . . . . . . . .    $    6,150
                                                      ----------
        PUBLISHING--0.7%
1,100   American Greetings Corp. . . . . . . . . .        31,212
2,100   Gannet Co., Inc. . . . . . . . . . . . . .       157,237
1,000   Harcourt General, Inc. . . . . . . . . . .        46,125
  300   John H. Harland Co.  . . . . . . . . . . .         9,900
  600   Jostens, Inc.  . . . . . . . . . . . . . .        12,675
1,200   Knight-Ridder, Inc.  . . . . . . . . . . .        45,900
1,400   McGraw-Hill Companies, Inc.  . . . . . . .        64,575
  200   Meredith Corp. . . . . . . . . . . . . . .        10,550
1,200   Moore Corp., Ltd.  . . . . . . . . . . . .        24,450
1,400   New York Times Co. . . . . . . . . . . . .        53,200
2,100   R.R.Donnelley & Sons Co. . . . . . . . . .        65,888
1,400   Time Mirror Co.  . . . . . . . . . . . . .        69,650
                                                      ----------
                                                         591,362
                                                      ----------
        RAILROADS--0.9%
2,122   Burlington Northern, Inc.  . . . . . . . .       183,288
1,100   Conrail, Inc.  . . . . . . . . . . . . . .       109,588
3,100   CSX Corporation  . . . . . . . . . . . . .       130,975
1,500   Norfolk Southern Corp. . . . . . . . . . .       131,250
3,500   Union Pacific Corp.  . . . . . . . . . . .       210,438
                                                      ----------
                                                         765,539
                                                      ----------
        RETAIL-FOOD--0.7%
3,600   Albertson's, Inc.  . . . . . . . . . . . .       128,250
2,100   American Stores Co.  . . . . . . . . . . .        85,837
  300   Fleming Companies, Inc.  . . . . . . . . .         5,175
  900   Giant Foods, Inc.  . . . . . . . . . . . .        31,050
  600   Great Atlantic & Pacific Tea
         Company, Inc. . . . . . . . . . . . . . .        19,125
1,800   Kroger Co.(c)  . . . . . . . . . . . . . .        83,700
1,000   SuperValu Stores, Inc. . . . . . . . . . .        28,375
2,700   Sysco Corp.  . . . . . . . . . . . . . . .        88,088
2,100   Winn-Dixie Stores, Inc.  . . . . . . . . .        66,413
                                                      ----------
                                                         536,013
                                                      ----------
        RETAIL-OTHER--3.8%
2,100   Autozone, Inc. . . . . . . . . . . . . . .        57,750
1,400   Charming Shoppes, Inc.(c)  . . . . . . . .         7,088
1,200   Circuit City Stores, Inc.  . . . . . . . .        36,150
1,500   CVS Corp.  . . . . . . . . . . . . . . . .        62,062
3,000   Dayton Hudson Corp.  . . . . . . . . . . .       117,750
1,700   Dillard Department Stores, Inc.  . . . . .        52,488
3,100   Federated Department Stores  . . . . . . .       105,787
6,849   Home Depot, Inc. . . . . . . . . . . . . .       343,306
3,100   J.C. Penney Company, Inc.  . . . . . . . .       151,125
6,900   K-Mart Corp.(c)  . . . . . . . . . . . . .        71,587
  200   Longs Drug Stores Corp.  . . . . . . . . .         9,825
2,400   Lowes Companies, Inc.  . . . . . . . . . .        85,200
3,400   May Department Stores Co.  . . . . . . . .       158,950
  450   Mercantile Stores Co., Inc.  . . . . . . .        22,219
1,200   Nordstrom, Inc.  . . . . . . . . . . . . .        42,525
  900   Pep Boys: Manny, Moe & Jack  . . . . . . .        27,675
2,739   Price Costco.(c) . . . . . . . . . . . . .        68,817


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

SHARES                                                VALUE (A)
        RETAIL-OTHER--(CONTINUED)
 1,800  Rite Aid Corp.  . . . . . . . . . . . . .    $    71,550
 5,400  Sears, Roebuck & Co.  . . . . . . . . . .        249,075
   800  Tandy Corp. . . . . . . . . . . . . . . .         35,200
 4,000  The Gap, Inc. . . . . . . . . . . . . . .        120,500
 3,693  The Limited, Inc. . . . . . . . . . . . .         67,859
 1,100  TJX Companies, Inc. . . . . . . . . . . .         52,113
 3,975  Toys R Us, Inc.(c)  . . . . . . . . . . .        119,250
 3,500  Walgreen Co.  . . . . . . . . . . . . . .        140,000
32,000  Wal-Mart Stores, Inc. . . . . . . . . . .        732,000
 1,800  Woolworth Corp.(c)  . . . . . . . . . . .         39,375
                                                     -----------
                                                       3,047,226
                                                     -----------
        SERVICES--4.0%
   600  Alexander & Alexander Services  . . . . .         10,425
   600  Autodesk, Inc.  . . . . . . . . . . . . .         16,800
 4,000  Automatic Data Processing, Inc. . . . . .        171,500
   900  Ceridian Corp.(c) . . . . . . . . . . . .         36,450
 5,100  Computer Associates International, Inc. .        253,725
 1,000  Computer Sciences Corp.(c)  . . . . . . .         82,125
 2,320  Cognizant Corp. . . . . . . . . . . . . .         76,560
 5,500  CUC International, Inc.(c)  . . . . . . .        130,625
 1,000  De Luxe Corp. . . . . . . . . . . . . . .         32,750
 1,300  Dow Jones & Co., Inc. . . . . . . . . . .         44,038
 2,320  Dun & Bradstreet Corp.  . . . . . . . . .         55,100
   700  EG & G, Inc.  . . . . . . . . . . . . . .         14,088
 6,200  First Data Corp.  . . . . . . . . . . . .        226,300
   600  Intergraph Corp.(c) . . . . . . . . . . .          6,150
 1,100  Interpublic Group Companies, Inc. . . . .         52,250
17,200  Microsoft Corp.(c)  . . . . . . . . . . .      1,421,150
 5,000  Novell, Inc.(c) . . . . . . . . . . . . .         47,344
 9,525  Oracle Systems Corp.(c) . . . . . . . . .        397,669
 1,200  Ryder Systems, Inc. . . . . . . . . . . .         33,750
 3,400  Service Corporation International . . . .         95,200
   200  Shared Medical System . . . . . . . . . .          9,850
                                                     -----------
                                                       3,213,849
                                                     -----------
        SOAPS--3.0%
   700  Clorox Co.  . . . . . . . . . . . . . . .         70,263
 2,200  Colgate Palmolive Co. . . . . . . . . . .        202,950
 3,300  Corning, Inc. . . . . . . . . . . . . . .        152,625
   700  Ecolab, Inc.  . . . . . . . . . . . . . .         26,338
 7,700  Gillette Co.  . . . . . . . . . . . . . .        598,675
 1,600  International Flavours & Fragrances,
         Inc. . . . . . . . . . . . . . . . . . .         72,000
   100  Nacco Industries, Inc.  . . . . . . . . .          5,350
 2,200  Newell Co.  . . . . . . . . . . . . . . .         69,300
 9,560  Procter & Gamble Co.  . . . . . . . . . .      1,027,700
 1,500  Ralston Purina Co.  . . . . . . . . . . .        110,063
 2,200  Rubbermaid, Inc.  . . . . . . . . . . . .         50,050
   900  Tupperware Corp.  . . . . . . . . . . . .         48,263
                                                     -----------
                                                       2,433,577
                                                     -----------





SHARES                                               VALUE (A)
        STEEL & IRON--0.2%
 1,300  Armco, Inc.(c) . . . . . . . . . . . . .    $     5,363
 1,600  Bethlehem Steel Corp.(c) . . . . . . . .         14,400
   800  Inland Steel Industries, Inc.  . . . . .         16,000
 1,300  Nucor Corp.  . . . . . . . . . . . . . .         66,300
 1,020  USX US Steel Corp. . . . . . . . . . . .         32,003
 1,200  Worthington Industries, Inc. . . . . . .         21,750
                                                    -----------
                                                        155,816
                                                    -----------
        TELEPHONE--6.7%
 7,200  Airtouch Communications  . . . . . . . .        181,800
 2,700  ALLTEL Corp. . . . . . . . . . . . . . .         84,712
 7,900  Ameritech Corp.  . . . . . . . . . . . .        478,937
22,735  AT & T Corp. . . . . . . . . . . . . . .        988,972
 6,100  Bell Atlantic Corp.  . . . . . . . . . .        394,975
14,300  BellSouth Corp.  . . . . . . . . . . . .        577,362
 2,300  Frontier Corp. . . . . . . . . . . . . .         52,037
13,900  GTE Corp.  . . . . . . . . . . . . . . .        632,450
 9,900  MCI Communications Corp. . . . . . . . .        323,606
 6,200  NYNEX Corp.  . . . . . . . . . . . . . .        298,375
 6,200  Pacific Telesis Group  . . . . . . . . .        227,850
 8,500  SBC Communications, Inc. . . . . . . . .        439,875
 6,100  Sprint Corp. . . . . . . . . . . . . . .        243,237
 6,900  U.S. West, Inc.(c) . . . . . . . . . . .        222,525
10,300  Worldcom, Inc. . . . . . . . . . . . . .        268,444
                                                    -----------
                                                      5,415,157
                                                    -----------
        THRIFT--0.2%
   800  Golden West Financial Corp.  . . . . . .         50,500
 1,850  Great Western Financial Corp.  . . . . .         53,650
 1,500  H.F. Ahmanson & Co.  . . . . . . . . . .         48,750
                                                    -----------
                                                        152,900
                                                    -----------
        TIRES AND RUBBER GOODS--0.2%
 1,100  Cooper Tire & Rubber Co. . . . . . . . .         21,725
 2,200  Goodyear Tire & Rubber Co. . . . . . . .        113,025
                                                    -----------
                                                        134,750
                                                    -----------
        TOBACCO--1.9%
 2,600  American Brands, Inc.  . . . . . . . . .        129,025
11,700  Philip Morris Companies, Inc.  . . . . .      1,317,712
 2,700  UST, Inc.  . . . . . . . . . . . . . . .         87,413
                                                    -----------
                                                      1,534,150
                                                    -----------
        TRUCKING AND FREIGHT--0.0%
   600  Caliber Systems, Inc.  . . . . . . . . .         11,550
                                                    -----------
        Total Common Stocks
         (Identified cost $53,081,323) . . . . .     80,277,348
                                                    -----------




                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 SHORT-TERM INVESTMENT--0.5%

  FACE
 AMOUNT                                                     VALUE (A)
$419,000  Repurchase Agreement with State Street Bank &
           Trust Co. dated 12/31/96 at 4.750% to be
           repurchased at $419,111, on 1/02/97
           collateralized by $335,000, U.S. Treasury
           Bills 8.875% due 8/15/17, with a value of
           $429,324 . . . . . . . . . . . . . . . . . .    $   419,000
                                                           -----------
          Total Short Term Investment
           (Identified cost $419,000) . . . . . . . . .        419,000
                                                           -----------
          Total Investments--99.9%
           (Identified cost $53,500,323)(b) . . . . . .     80,696,348
          Other assets less liabilities . . . . . . . .         67,500
                                                           -----------
          TOTAL NET ASSETS--100%  . . . . . . . . . . .    $80,763,848
                                                           ===========



(a) See Note 1A.

(b) Federal Tax Information:

    At December 31, 1996 the net unrealized appreciation on investments based on cost of $53,630,435 for federal income tax purposes was as follows:


        Aggregate gross unrealized appreciation for all
         investments in which there is an excess of
         value over tax cost  . . . . . . . . . . . . .    $28,002,651
        Aggregate gross unrealized depreciation for all
         investments in which there is an excess of tax
         cost over value  . . . . . . . . . . . . . . .       (936,738)
                                                           -----------
        Net unrealized appreciation . . . . . . . . . .    $27,065,913
                                                           ===========



(c) Non-income producing security.

(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States or Canada.





                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value  . . . . . . . . . . . .             $80,696,348
 Cash  . . . . . . . . . . . . . . . . . . . .                     699
 Receivable for:
  Fund shares sold . . . . . . . . . . . . . .                 113,468
  Dividends and interest . . . . . . . . . . .                 138,258
  Foreign taxes  . . . . . . . . . . . . . . .                     290
                                                           -----------
                                                            80,949,063
LIABILITIES
 Payable for:
  Fund shares redeemed . . . . . . . . . . . .   $88,403
  Withholding taxes  . . . . . . . . . . . . .        42
 Accrued expenses:
  Management fees  . . . . . . . . . . . . . .    24,772
  Deferred trustees' fees  . . . . . . . . . .    42,230
  Other expenses . . . . . . . . . . . . . . .    29,768
                                                 -------
                                                               185,215
                                                           -----------
                                                           $80,763,848
                                                           ===========
Net Assets
 Net Assets consist of:
  Capital paid in  . . . . . . . . . . . . . .             $53,271,948
  Undistributed net investment income  . . . .                   8,445
  Accumulated net realized gains . . . . . . .                 287,430
  Unrealized appreciation on investments . . .              27,196,025
                                                           -----------
NET ASSETS . . . . . . . . . . . . . . . . . .             $80,763,848
                                                           ===========
Computation of offering price:
Net asset value and redemption price per share
 ($80,763,848 divided by 675,146 shares of
 beneficial interest)  . . . . . . . . . . . .             $    119.62
                                                           ===========
Identified cost of investments . . . . . . . .             $53,500,323
                                                           ===========



 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Dividends  . . . . . . . . . . . .               $ 1,474,292(a)
 Interest . . . . . . . . . . . . .                    57,446
                                                  -----------
                                                    1,531,738
 EXPENSES
 Management fees  . . . . . . . . .   $170,651
 Trustees' fees and expenses  . . .     24,999
 Custodian  . . . . . . . . . . . .     78,749
 Audit and tax services . . . . . .     11,800
 Legal  . . . . . . . . . . . . . .     14,012
 Printing . . . . . . . . . . . . .     37,606
 Miscellaneous  . . . . . . . . . .      6,367
                                      --------
   Total expenses . . . . . . . . .    344,184
   Less expenses assumed by the
    investment adviser  . . . . . .    (71,003)       273,181
                                      --------    -----------
NET INVESTMENT INCOME . . . . . . .                 1,258,557
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
 Realized gain on:
  Investments--net  . . . . . . . .                   995,215
 Unrealized appreciation on:
  Investments--net  . . . . . . . .                11,760,936
                                                  -----------
Net gain on investment
 transactions . . . . . . . . . . .                12,756,151
                                                  -----------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS . . . . . . . . . . . .               $14,014,708
                                                  ===========



(a) Net of foreign taxes of: $9,140.


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                                  YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,
                                                     1995            1996
                                                 ------------    ------------
FROM OPERATIONS
 Net investment income . . . . . . . . . . . .   $  1,070,362    $  1,258,557
 Net realized gain on investments  . . . . . .        775,273         995,215
 Unrealized appreciation on investments  . . .     13,212,050      11,760,936
                                                 ------------    ------------
 INCREASE IN NET ASSETS FROM OPERATIONS  . . .     15,057,685      14,014,708
                                                 ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income . . . . . . . . . . . .     (1,050,107)     (1,270,368)

 Net realized gain on investments  . . . . . .       (673,888)       (675,238)
                                                 ------------    ------------
                                                   (1,723,995)     (1,945,606)
                                                 ------------    ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares  . . . . . . . .     17,851,781      21,863,034
 Net asset value of shares issued in connection
  with the reinvestment of:
  Distributions from net investment income . .      1,050,107       1,270,368

  Distributions from net realized gain . . . .        673,888         675,238
                                                 ------------    ------------
                                                   19,575,776      23,808,640

 Cost of shares redeemed . . . . . . . . . . .    (11,403,132)    (13,784,516)
                                                 ------------    ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS . . . . . . . . . . . . .      8,172,644      10,024,124
                                                 ------------    ------------
 TOTAL INCREASE IN NET ASSETS  . . . . . . . .     21,506,334      22,093,226
NET ASSETS
 Beginning of the year . . . . . . . . . . . .     37,164,288      58,670,622
                                                 ------------    ------------
 End of the year . . . . . . . . . . . . . . .   $ 58,670,622    $ 80,763,848
                                                 ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year . . . . . . . . . . . .   $          0    $     20,255
                                                 ============    ============

 End of the year . . . . . . . . . . . . . . .   $     20,255    $      8,445
                                                 ============    ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares  . . . . . . .        202,803         198,327
 Issued in connection with the reinvestment of:
  Distributions from net investment income . .         10,562          10,371
  Distributions from net realized gain . . . .          6,778           5,855
                                                 ------------    ------------
                                                      220,143         214,553
 Redeemed  . . . . . . . . . . . . . . . . . .       (127,215)       (125,580)
                                                 ------------    ------------
 Net change  . . . . . . . . . . . . . . . . .         92,928          88,973
                                                 ============    ============




 FINANCIAL HIGHLIGHTS
                                         YEAR ENDED DECEMBER 31,
                             -----------------------------------------------
                              1992      1993      1994      1995       1996
                             --------  --------  --------  --------  ----------
Net Asset Value, Beginning
 of Year . . . . . . . . .   $137.39   $ 72.00   $ 76.48   $ 75.35    $100.09
                             -------   -------   -------   -------    -------
Income From Investment
 Operations
 Net Investment Income . .      8.35      1.54      1.80      1.88       1.91
 Net Realized and
  Unrealized Gain (Loss) on
  Investments. . . . . . .      2.02      5.18     (0.92)    25.89      20.58
                             -------   -------   -------   -------    -------
 Total From Investment
  Operations . . . . . . .     10.37      6.72      0.88     27.77      22.49
                             -------   -------   -------   -------    -------
Less Distributions
 Dividends From Net
  Investment Income  . . .     (8.35)    (1.36)    (1.82)    (1.85)     (1.93)
 Distributions in Excess of
  Net Investment Income  .      0.00     (0.18)     0.00      0.00       0.00
 Distributions From Net
  Realized Capital Gains .    (67.41)    (0.55)    (0.16)    (1.18)     (1.03)
 Distributions in Excess of
  Net Realized Capital
  Gains. . . . . . . . . .      0.00     (0.15)     0.00      0.00       0.00
 Distributions From Paid-in
  Capital. . . . . . . . .      0.00      0.00     (0.03)     0.00       0.00
                             -------   -------   -------   -------    -------
 Total Distributions . . .    (75.76)    (2.24)    (2.01)    (3.03)     (2.96)
                             -------   -------   -------   -------    -------
Net Asset Value, End of
 Year  . . . . . . . . . .   $ 72.00   $ 76.48   $ 75.35   $100.09    $119.62
                             =======   =======   =======   =======    =======
TOTAL RETURN (%) . . . . .      7.30      9.72      1.14     36.88      22.47
Ratio of Operating Expenses
 to Average Net Assets (%)      0.35      0.34      0.33      0.40       0.40
Ratio of Net Investment
 Income to Average Net
 Assets (%)  . . . . . . .      2.63      2.52      2.59      2.20       1.84
Portfolio Turnover
 Rate (%)  . . . . . . . .        17        12         2         5          4
Average Commission
 Rate (a)  . . . . . . . .        --        --        --        --    $0.0309
Net Assets, End of
 Year (000)  . . . . . . .   $10,172   $28,817   $37,164   $58,671    $80,764
The ratios of expenses to
 average net assets without
 giving effect to the
 voluntary expense
 agreement described in
 Note 4 to the Financial
 Statements would have
 been (%)  . . . . . . . .        --        --        --      0.54       0.50



(a) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                See accompanying notes to financial statements.

LOOMIS SAYLES BALANCED SERIES
PORTFOLIO MANAGERS: DOUG RAMOS AND
MERI ANNE BECK
LOOMIS, SAYLES & COMPANY, L.P.


     [PHOTOS OF DOUG  RAMOS & MERI ANNE BECK]




Q. HOW DID LOOMIS SAYLES BALANCED SERIES PERFORM IN 1996?

A. The Series generated 16.91% total return through December 31, 1996, thanks primarily to strong performance in the equity portion of the Series during the second half of the year. The Series outperformed its benchmark, the Lipper Variable Balanced Fund Average, which finished the year with a 12.41% total return.

Q. HOW DID YOU MANAGE THE SERIES IN 1996?

A. For the equity component of the Series' portfolio, the key to performance in 1996 was stock selection. In the technology area, strong demand for personal computers and computer networks resulted in outstanding performance for companies such as EMC Corp. and Intel Corp.

Solid business fundamentals and higher energy prices powered investments in Tosco and Pan Energy. In the financial sector, where the portfolio had a large weighting, ongoing consolidation in the banking industry benefited our holdings in NationsBank and Chase Manhattan. Attractive business fundamentals also helped produce strong performance in other financial services holdings such as Ace Ltd., a liability insurer; Federal Home Loan Mortgage Corporation (Freddie Mac); and Green Tree, a financial services company.

In the capital goods sector, McDonnell-Douglas and Northrup were solid performers that benefited from the ongoing consolidation in the defense industry. Specific company events also contributed to performance in the case of Eckerd, a drugstore chain, that was bought out by JCPenney. Allied Signal, a large multinational conglomerate in the businesses of aerospace, automotive and engineered materials, and Carnival Corp., the popular cruise line operator, performed well as they continued to execute their business strategies.

Higher interest rates and new telecommunications legislation contributed to weak performance in the Series' utilities and communications holdings. It should be noted, however, that the Series was significantly underweighted in these industries.

On the fixed-income side, our overweighting in corporate bonds had a positive impact on the Series for most of the year. Profits were taken in Hospital Corp. of America, International Lease Finance, Lockheed Martin and Smith Barney corporate bonds. Coastal Corp. and Tektronix also performed well due to improving fundamentals, and Carnival Corp. was upgraded in quality while TCI Communications performed poorly as the company recorded losses. Toward the end of the year we increased our allocation to U.S. Treasury and U.S. Government Agency mortgage bonds as the risk/reward trade-off now favors these issues. Our continuing focus is on credit and sector selection to provide the best total return potential.

Q. WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. We continue to expect moderate economic growth, low inflation and a stable interest rate environment in 1997. Overall, this should not produce any major dislocations in the financial markets. However, we believe that equity markets will experience increased volatility in 1997. An increase in the possibility of earnings disappointments and investor concerns over lower corporate earnings growth than last year should contribute to this volatility. We believe these concerns will make stock selection an important factor in performance in 1997.

[A CHART APPEARS HERE WHICH COMPARES A $10,000

  INVESTMENT IN THE SERIES VERSUS AN INDEX]





                 Balanced                Leh/Gov't

                  Series     S&P 500       Corp.


10/31/94          10000       10000        10000

1994               9990        9794        10048

1995              12467       13461        11981

1996              14575       16552        12328




FUND FACTS

GOAL: Reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

START DATE: October 31, 1994

SIZE: $59 million as of December 31, 1996

MANAGERS: Douglas Ramos and Meri Anne Beck have managed the Series since its inception. Mr. Ramos serves as portfolio manager of New England Balanced Fund and New England Value Fund. Ms. Beck also serves as portfolio manager of New England Balanced Fund. Mr. Ramos joined Loomis Sayles in 1985 and Ms. Beck joined Loomis Sayles in 1986.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--62.9% OF TOTAL NET ASSETS

  SHARES                                              VALUE (A)
            AEROSPACE--3.3%
     6,700  Lockheed Martin Corp. . . . . . . . .    $   613,050
     7,900  Northrop Grumman Corp.  . . . . . . .        653,725
    13,600  Raytheon Co.  . . . . . . . . . . . .        654,500
                                                     -----------
                                                       1,921,275
                                                     -----------
            APPAREL & TEXTILES--1.2%
    17,200  Reebok International, Ltd.    . . . .        722,400
                                                     -----------
            AUTOMOTIVE & RELATED--1.1%
    11,600  General Motors Corp.    . . . . . . .        646,700
                                                     -----------
            BANKS--5.3%
     7,400  BankAmerica Corp. . . . . . . . . . .        738,150
     8,400  Chase Manhattan Corp., New  . . . . .        749,700
     9,100  NationsBank Corp. . . . . . . . . . .        889,525
    16,300  Norwest Corp. . . . . . . . . . . . .        709,050
                                                     -----------
                                                       3,086,425
                                                     -----------
            BEVERAGES--1.4%
    35,600  Whitman Corp. . . . . . . . . . . . .        814,350
                                                     -----------
            CHEMICALS--3.7%
    26,300  Crompton & Knowles Corp.  . . . . . .        506,275
     8,900  El du Pont de Nemours & Co. . . . . .        839,938
    14,700  PPG Industries, Inc.  . . . . . . . .        825,037
                                                     -----------
                                                       2,171,250
                                                     -----------
            COMPUTERS & BUSINESS EQUIPMENT--1.2%
    21,300  EMC Corp.(c)  . . . . . . . . . . . .        705,562
                                                     -----------
            CONGLOMERATES--3.2%
    12,100  Allied Signal, Inc. . . . . . . . . .        810,700
    16,400  Dover Corp. . . . . . . . . . . . . .        824,100
     6,600  Philips Electronics NV (ADR)(d) . . .        264,000
                                                     -----------
                                                       1,898,800
                                                     -----------
            ELECTRIC UTILITIES--1.1%
    33,300  Edison International  . . . . . . . .        661,837
                                                     -----------
            ELECTRICAL EQUIPMENT--1.1%
    11,900  York International Corp., New . . . .        664,913
                                                     -----------
            ELECTRONIC COMPONENTS--1.1%
     5,100  Intel Corp.     . . . . . . . . . . .        667,781
                                                     -----------
            FINANCIAL SERVICES--3.5%
     6,800  Federal Home Loan Mortgage Corp.  . .        748,850
    17,000  Federal National Mortgage Association        633,250
    17,400  Green Tree Financial Corp.    . . . .        672,075
                                                     -----------
                                                       2,054,175
                                                     -----------
            FOOD--AGRIBUSINESS--0.8%
    19,200  IBP, Inc. . . . . . . . . . . . . . .        465,600
                                                     -----------





  SHARES                                             VALUE (A)
            FREIGHT TRANSPORTATION--3.5%
     9,600  Burlington Northern Santa Fe . . . .    $   829,200
    20,100  Canadian Pacific, Ltd., New  . . . .        532,650
    15,200  Federal Express Corp.(c) . . . . . .        676,400
                                                    -----------
                                                      2,038,250
                                                    -----------
            GAS & PIPELINE UTILITIES--1.4%
     3,200  Columbia Gas Systems, Inc. . . . . .        203,600
    13,900  Panenergy Corp.  . . . . . . . . . .        625,500
                                                    -----------
                                                        829,100
                                                    -----------
            HEALTH CARE--SERVICES--4.1%
    10,500  Aetna, Inc.  . . . . . . . . . . . .        840,000
    32,300  Beverly Enterprises, Inc.    . . . .        411,825
    21,450  Columbia/HCA Healthcare Corp.  . . .        874,088
     7,900  Foundation Health Corp.(c) . . . . .        250,825
                                                    -----------
                                                      2,376,738
                                                    -----------
            HOUSEHOLD PRODUCTS--2.4%
     4,000  Kimberly-Clark Corp. . . . . . . . .        381,000
     9,200  Premark International, Inc.  . . . .        204,700
    15,500  Tupperware Corp. . . . . . . . . . .        831,188
                                                    -----------
                                                      1,416,888
                                                    -----------
            HOUSING & BUILDING MATERIALS--5.0%
    12,200  Armstrong World Industries, Inc. . .        847,900
     9,000  Black & Decker Corp.     . . . . . .        271,125
    28,500  Leggett & Platt, Inc.  . . . . . . .        986,812
    23,200  Masco Corp.  . . . . . . . . . . . .        835,200
                                                    -----------
                                                      2,941,037
                                                    -----------
            INSURANCE--5.1%
    14,200  ACE, Ltd.  . . . . . . . . . . . . .        853,775
    11,200  Allstate Corp. . . . . . . . . . . .        648,200
    14,800  Chubb Corp.  . . . . . . . . . . . .        795,500
    22,900  Everest Reinsurance Holdings,
             Inc.    . . . . . . . . . . . . . .        658,375
                                                    -----------
                                                      2,955,850
                                                    -----------
            LEISURE TIME--2.3%
    15,600  American Greetings Corp. . . . . . .        442,650
    27,900  Carnival Corp. . . . . . . . . . . .        920,700
                                                    -----------
                                                      1,363,350
                                                    -----------
            OIL & GAS--3.0%
    10,800  Tosco Corp.  . . . . . . . . . . . .        854,550
    17,000  United Meridian Corp.(c) . . . . . .        879,750
                                                    -----------
                                                      1,734,300
                                                    -----------
            PACKAGING--1.5%
    15,900  Crown Cork & Seal Co., Inc.  . . . .        864,563
                                                    -----------
            RETAIL--FOOD & DRUG--1.5%
    18,400  Kroger Co.(c)  . . . . . . . . . . .        855,600
                                                    -----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

  SHARES                                                VALUE (A)
            TELECOMMUNICATION--3.3%
     3,100  Ameritech Corp. . . . . . . . . . . . .    $   187,937
    19,200  GTE Corp. . . . . . . . . . . . . . . .        873,600
    23,400  Pacific Telesis Group . . . . . . . . .        859,950
                                                       -----------
                                                         1,921,487
                                                       -----------
            TOBACCO--1.8%
     6,600  Loews Corp. . . . . . . . . . . . . . .        622,050
    12,400  UST, Inc. . . . . . . . . . . . . . . .        401,450
                                                       -----------
                                                         1,023,500
                                                       -----------
            Total Common Stocks
             (Identified Cost $31,413,750)  . . . .     36,801,731
                                                       -----------
 MEDIUM & LONG TERM BONDS & NOTES--33.1%

   FACE
  AMOUNT
            BANKS--1.3%
$  350,000  Capital One Bank,
             6.830%, 5/17/99  . . . . . . . . . . .        351,543
    50,000  Chase Manhattan Corp.,
             9.050%, 2/01/02  . . . . . . . . . . .         50,093
   310,000  Mellon Bank N A,
             7.000%, 3/15/06  . . . . . . . . . . .        308,258
    50,000
            Norwest Corp.,
             7.650%, 3/15/05  . . . . . . . . . . .         52,436
                                                       -----------
                                                           762,330
                                                       -----------
            CABLE & MEDIA--0.6%
   350,000
            TCI Communications, Inc.,
             7.250%, 6/15/99  . . . . . . . . . . .        350,987
                                                       -----------
            COMPUTER--0.5%
   300,000
            Comdisco, Inc.,
             5.760%, 1/19/99  . . . . . . . . . . .        297,045
                                                       -----------
            ENERGY--0.2%
   125,000
            Coastal Corp.,
             8.125% , 9/15/02 . . . . . . . . . . .        132,210
                                                       -----------
            FINANCE--4.2%
   125,000  Associates Corp. NA,
             8.350%, 12/22/98 . . . . . . . . . . .        130,106
   115,000  Avalon Properties, Inc.,
             7.375%, 9/15/02  . . . . . . . . . . .        116,018
   260,000  Dean Witter Discover & Co.,
             6.750%, 1/01/16  . . . . . . . . . . .        239,361
   200,000  Ford Motor Credit Corp.,
             6.850%, 8/15/00  . . . . . . . . . . .        201,818
   244,000  General Motors Acceptance Corp.
             5.500%, 12/15/01 . . . . . . . . . . .        230,868
   280,000  Oasis Residential, Inc.,
             7.000%, 11/15/03 . . . . . . . . . . .        276,825
   100,000  Secured Finance,
             9.050%, 12/15/04 . . . . . . . . . . .        112,709





   FACE
  AMOUNT                                                VALUE (A)
$   50,000  Standard Credit Card,
             8.625%, 1/07/02  . . . . . . . . . . .    $    50,175
   575,000  Transamerica Finance Corp.,
             6.750%, 6/01/00  . . . . . . . . . . .        577,312
   300,000  Western Financial Services,
             6.950%, 11/20/03 . . . . . . . . . . .        304,071
   200,000  World Omni Automobile Lease Finance
             Corp., 6.550%, 6/25/02 . . . . . . . .        200,938
                                                       -----------
                                                         2,440,201
                                                       -----------
            GOVERNMENT AGENCIES--0.6%
   350,000  Federal Home Loan Bank,
             7.151%, 9/13/05  . . . . . . . . . . .        347,295
                                                       -----------
            U.S. GOVERNMENT--14.6%
   700,000  United States Treasury Notes,
             5.375%, 5/31/98  . . . . . . . . . . .        696,388
 1,020,000  United States Treasury Notes,
             6.750%, 6/30/99  . . . . . . . . . . .      1,038,013
   455,000  United States Treasury Notes,
             6.125%, 7/31/00  . . . . . . . . . . .        455,000
 1,815,000  United States Treasury Notes,
             6.250%, 2/15/03  . . . . . . . . . . .      1,812,731
 2,550,000  United States Treasury Notes,
             6.500%, 8/15/05  . . . . . . . . . . .      2,566,346
 2,500,000  United States Treasury Notes,
             Zero Coupon, 11/15/09  . . . . . . . .      1,055,475
   830,000  United States Treasury Bonds,
             7.875%, 2/15/21  . . . . . . . . . . .        938,157
                                                       -----------
                                                         8,562,110
                                                       -----------
            HEALTH CARE--SERVICES--0.1%
    50,000  Columbia/HCA Healthcare Co.,
             8.020%, 8/5/02 . . . . . . . . . . . .         53,104
                                                       -----------
            INDUSTRIALS--1.7%
   325,000  Amerco,
             7.850%, 5/15/03. . . . . . . . . . . .        332,429
   200,000  Martin Marietta Corp.,
             6.500%, 4/15/03  . . . . . . . . . . .        197,248
   260,000  Philips Electronics NV,
             7.250%, 8/15/13  . . . . . . . . . . .        253,539
   200,000  Tektronix, Inc.,
             7.625%, 8/15/02  . . . . . . . . . . .        205,600
                                                       -----------
                                                           988,816
                                                       -----------
            INSURANCE--0.5%
   275,000  Travelers Aetna Property & Casualty Co.,
             6.750%, 4/15/01  . . . . . . . . . . .        276,086
                                                       -----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 MEDIUM & LONG TERM BONDS & NOTES--(CONTINUED)

   FACE
  AMOUNT                                                   VALUE (A)
            LEISURE & LODGING--0.7%
$  100,000  Carnival Corp.,
             7.050%, 5/15/05 . . . . . . . . . . . . .    $    99,539
   300,000  La Quinta Inns, Inc.,
             7.400%, 9/15/05 . . . . . . . . . . . . .        294,750
                                                          -----------
                                                              394,289
                                                          -----------
            MORTGAGE--2.0%
   368,008  Federal National Mortgage Association,
             7.000%, 12/01/11  . . . . . . . . . . . .        279,650
   280,000  Federal National Mortgage Association,
             7.000%, 12/01/11  . . . . . . . . . . . .        367,548
   620,000  Federal National Mortgage Association,
             6.000%, 2/25/24 . . . . . . . . . . . . .        548,712
                                                          -----------
                                                            1,195,910
                                                          -----------
            MORTGAGED BACKED--1.5%
   200,000  Federal Home Loan Mortgage Corp.,
             8.000%, 7/15/21 . . . . . . . . . . . . .        206,374
   390,220  Federal Home Loan Mortgage Association,
             6.000%, 8/15/22 . . . . . . . . . . . . .        348,880
    50,000  General Electric Capital Mortgage Services,
             Inc.,10.000%, 3/25/24 . . . . . . . . . .         51,344
    75,000  Westam Mortgage Financial Corp.,
             8.950%, 8/01/18 . . . . . . . . . . . . .         80,132
   200,000  Westam Mortgage Financial Corp.,
             9.400%, 12/01/18  . . . . . . . . . . . .        211,186
                                                          -----------
                                                              897,916
                                                          -----------
            RETAIL--0.6%
   335,000  Federated Department Stores, Inc.,
             8.500%, 6/15/03 . . . . . . . . . . . . .        350,799
                                                          -----------
            SECURITIES--2.3%
   225,000  Alex. Brown, Inc.,
             7.625%, 8/15/05 . . . . . . . . . . . . .        229,556
   200,000  Donaldson Lufkin & Jennrette, Inc.,
             6.875%, 11/01/05  . . . . . . . . . . . .        194,868
   100,000  Lehman Brothers Holdings, Inc.,
             5.750%, 11/15/98  . . . . . . . . . . . .         98,865
   200,000  Lehman Brothers Holdings, Inc.,
             7.360%, 12/15/03  . . . . . . . . . . . .        200,798
   100,000  Merrill Lynch & Co.,
             8.375%, 2/09/00 . . . . . . . . . . . . .        105,262
   390,000  Salomon Bros., Inc,
             7.125%, 8/01/99 . . . . . . . . . . . . .        394,376
   145,000  Salomon, Inc,
             7.500%, 2/01/03 . . . . . . . . . . . . .        146,814
                                                          -----------
                                                            1,370,539
                                                          -----------





   FACE
  AMOUNT                                                  VALUE (A)
            TECHNOLOGY--0.3%
$  200,000  Digital Equipment Corp.,
             8.625%, 11/01/12  . . . . . . . . . . . .    $   193,806
                                                          ----------
            TELECOMMUNICATION--0.3%
   200,000  Southern Bell Telephone & Telegraph Co.,
             7.625%, 3/15/13 . . . . . . . . . . . . .       199,266
                                                          ----------
            TRANSPORTATION--0.3%
    25,000  American Airlines,
             10.180%, 1/02/13  . . . . . . . . . . . .        30,196
   100,000  AMR Corp.,
             10.290%, 3/08/21  . . . . . . . . . . . .       126,975
                                                          ----------
                                                             157,171
                                                          ----------
            UTILITIES--0.8%
   250,000  Cincinnati Gas & Electric Co.,
             7.375%, 11/01/01  . . . . . . . . . . . .       252,930
   195,000  Detroit Edison Co.,
             6.340%, 3/15/00 . . . . . . . . . . . . .       193,292
                                                          ----------
                                                             446,222
                                                          ----------
            Total Bonds & Notes
             (Identified Cost $19,295,649) . . . . . .    19,416,102
                                                          ----------




 SHORT-TERM INVESTMENT--3.3%

 $1,937,000  Associates Corp. of North America,
              6.550%, 1/2/97  . . . . . . . . .      1,937,000
                                                   -----------
             Total Short-Term Investment
              (Identified Cost $1,937,000)  . .      1,937,000
                                                   -----------
             Total Investments--99.3%
              (Identified Cost
              $52,646,399 (b))  . . . . . . . .     58,154,833
             Other assets less liabilities  . .        370,010
                                                  ------------
             TOTAL NET ASSETS--100% . . . . . .    $58,524,843
                                                  ============



(a) See Note 1a.

(b) Federal Tax Information: At December 31, 1996 the net unrealized appreciation on investments based on cost of $52,686,315 for federal income tax purposes was as follows:


      Aggregate gross unrealized appreciation for all
       investments in which there is an excess of
       value over tax cost .    . . . . . . . . . . .    $5,702,244
      Aggregate gross unrealized depreciation for all
       investments in which there is an excess of tax
       cost over value  . . . . . . . . . . . . . . .      (233,726)
                                                         ----------
      Net unrealized appreciation . . . . . . . . . .    $5,468,518
                                                         ==========



(c) Non-income producing security.

(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value  . . . . . . . . . . . .              $58,154,833
 Cash  . . . . . . . . . . . . . . . . . . . .                      748
 Receivable for:
  Fund shares sold . . . . . . . . . . . . . .                  242,693
  Securities sold  . . . . . . . . . . . . . .                   52,642
  Dividends and interest . . . . . . . . . . .                  298,016
  Foreign taxes  . . . . . . . . . . . . . . .                      275
 Unamortized organization expense  . . . . . .                    5,689
                                                            -----------
                                                             58,754,896
LIABILITIES
 Payable for:
  Securities purchased . . . . . . . . . . . .   $ 24,224
  Fund shares redeemed . . . . . . . . . . . .    132,521
  Withholding taxes  . . . . . . . . . . . . .        265
 Accrued expenses:
  Management fees  . . . . . . . . . . . . . .     34,792
  Deferred trustees' fees  . . . . . . . . . .        280
  Other expenses . . . . . . . . . . . . . . .     37,971
                                                 --------
                                                                230,053
                                                            -----------
                                                            $58,524,843
                                                            ===========
NET ASSETS
 Net Assets consist of:
  Capital paid in  . . . . . . . . . . . . . .              $52,484,161
  Undistributed net investment income  . . . .                   10,566
  Accumulated net realized gains . . . . . . .                  521,682
  Unrealized appreciation on investments . . .                5,508,434
                                                            -----------
NET ASSETS . . . . . . . . . . . . . . . . . .              $58,524,843
                                                            ===========
Computation of offering price:
Net asset value and redemption price per share
 ($58,524,843 divided by 4,318,444 shares of
 beneficial interest)  . . . . . . . . . . . .              $     13.55
                                                            ===========
Identified cost of investments . . . . . . . .              $52,646,399
                                                            ===========



 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Dividends  . . . . . . . . . . . . . .               $  432,720(a)
 Interest . . . . . . . . . . . . . . .                  996,102
                                                      ----------
                                                       1,428,822
EXPENSES
 Management fees  . . . . . . . . . . .   $252,822
 Trustees' fees and expenses  . . . . .     10,423
 Custodian  . . . . . . . . . . . . . .     53,131
 Audit and tax services . . . . . . . .     14,100
 Legal  . . . . . . . . . . . . . . . .     11,567
 Printing . . . . . . . . . . . . . . .      9,528
 Amortization of organization expenses       2,017
 Miscellaneous  . . . . . . . . . . . .      5,490
                                          --------
   Total expenses . . . . . . . . . . .    359,078
   Less expenses assumed by the
    investment adviser  . . . . . . . .    (52,078)      307,000
                                          --------    ----------
NET INVESTMENT INCOME . . . . . . . . .                1,121,822
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
 Realized gain on:
  Investments--net  . . . . . . . . . .                  940,791
 Unrealized appreciation on:
  Investments--net  . . . . . . . . . .                4,480,648
                                                      ----------
 Net gain on investment transactions  .                5,421,439
                                                      ----------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS . . . . . . . . . . . . . .               $6,543,261
                                                      ==========



(a) Net of foreign taxes of: $5,506.


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                                    YEAR ENDED     YEAR ENDED
                                                   DECEMBER 31,   DECEMBER 31,
                                                       1995           1996
                                                   ------------  --------------
FROM OPERATIONS
 Net investment income . . . . . . . . . . . . .   $   382,625    $ 1,121,822
 Net realized gain on investments  . . . . . . .       426,765        940,791
 Unrealized appreciation on investments  . . . .     1,029,622      4,480,648
                                                   -----------    -----------
 Increase in net assets from operations  . . . .     1,839,012      6,543,261
                                                   -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income . . . . . . . . . . . . .      (382,625)    (1,114,677)
 In excess of net investment income  . . . . . .        (1,297)             0
 Net realized gain on investments  . . . . . . .      (288,315)      (557,561)
                                                   -----------    -----------
                                                      (672,237)    (1,672,238)
                                                   -----------    -----------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares  . . . . . . . . .    18,594,352     41,044,288
 Net asset value of shares issued in connection
  with the reinvestment of:
  Distributions from net investment income . . .       383,922      1,114,677
  Distributions from net realized gain . . . . .       288,315        557,561
                                                   -----------    -----------
                                                    19,266,589     42,716,526
 Cost of shares redeemed . . . . . . . . . . . .    (4,333,030)    (7,885,382)
                                                   -----------    -----------
 Increase in net assets derived from capital
  share transactions . . . . . . . . . . . . . .    14,933,559     34,831,144
                                                   -----------    -----------
 Total increase in net assets  . . . . . . . . .    16,100,334     39,702,167
NET ASSETS
 Beginning of the year . . . . . . . . . . . . .     2,722,342     18,822,676
                                                   -----------    -----------
 End of the year . . . . . . . . . . . . . . . .   $18,822,676    $58,524,843
                                                   ===========    ===========
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year . . . . . . . . . . . . .   $       251    $     1,050
                                                   ===========    ===========
 End of the year . . . . . . . . . . . . . . . .   $     1,050    $    10,566
                                                   ===========    ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares  . . . . . . . .     1,626,505      3,250,311
 Issued in connection with the reinvestment of:
  Distributions from net investment income . . .        32,426         82,445
  Distributions from net realized gain . . . . .        24,351         30,535
                                                   -----------    -----------
                                                     1,683,282      3,363,291
 Redeemed  . . . . . . . . . . . . . . . . . . .      (382,082)      (619,940)
                                                   -----------    -----------
 Net change  . . . . . . . . . . . . . . . . . .     1,301,200      2,743,351
                                                   ===========    ===========




 FINANCIAL HIGHLIGHTS
                             OCTOBER 31, 1994 (A)
                                   THROUGH          YEAR ENDED     YEAR ENDED
                                 DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
                                     1994              1995           1996
                             --------------------  ------------  --------------
Net Asset Value, Beginning
 of Period . . . . . . . .        $10.00             $  9.94        $ 11.95
                                  ------             -------        -------
Income From Investment
 Operations
 Net Investment Income . .          0.05                0.26           0.27
 Net Realized and
  Unrealized Gain (Loss) on
  Investments. . . . . . .         (0.06)               2.20           1.73
                                  ------             -------        -------
 Total From Investment
  Operations . . . . . . .         (0.01)               2.46           2.00
                                  ------             -------        -------
Less Distributions
 Dividends From Net
  Investment Income  . . .         (0.05)              (0.26)         (0.27)
 Distributions From Net
  Realized Capital Gains .          0.00               (0.19)         (0.13)
                                  ------             -------        -------
 Total Distributions . . .         (0.05)              (0.45)         (0.40)
                                  ------             -------        -------
Net Asset Value, End of
 Period. . . . . . . . . .        $ 9.94             $ 11.95        $ 13.55
                                  ======             =======        =======
TOTAL RETURN (%) . . . . .         (0.10)(c)           24.79          16.91
Ratio of Operating Expenses
 to Average Net
 Assets (%)  . . . . . . .          0.85 (b)            0.85           0.85
Ratio of Net Investment
 Income to Average Net
 Assets (%)  . . . . . . .          4.16 (b)            4.03           3.08
Portfolio Turnover
 Rate (%)  . . . . . . . .             0 (b)              72             59
Average Commission
 Rate(d) . . . . . . . . .            --                  --        $0.0594
Net Assets, End of
 Period (000)  . . . . . .        $2,722             $18,823        $58,525
The ratios of expenses to
 average net assets without
 giving effect to the
 voluntary expense
 agreement described in
 Note 4 to the Financial
 Statements would have
 been (%)  . . . . . . . .          3.73 (b)            1.85           0.99



(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spread on shares traded on a principal basis.

                See accompanying notes to financial statements.

BACK BAY ADVISORS MANAGED SERIES
PORTFOLIO MANAGER: PETER PALFREY
BACK BAY ADVISORS, L.P.


[PHOTO OF PETER PALFREY]




The Back Bay Advisors Managed Series is a "Flexible" fund, typically targeting a 65%/35% split between stocks and bonds. As market conditions dictate, the stock allocation can vary from 50% to 80% of the total, based on market outlook, and the relative valuation between stocks and bonds. During 1996, the stock allocation ranged from 68-73%. Over the past three years, the stock allocation has ranged from 50-75%.

Q. HOW DID THE BACK BAY ADVISORS MANAGED SERIES PERFORM IN 1996?

A. The Managed Series continued its strong relative and absolute performance in 1996, returning 15.01% for the year versus 13.85% for the average Lipper Variable Flexible Portfolio Fund. This should be viewed in the context of a 2.90% return for the year ended December 31, 1996 for the Lehman Brothers Government/Corporate Index/4/ and a 22.90% return for the S&P 500 Index/19/.

The U.S. economy rebounded sharply during the first half of 1996, fueled in part by the lagged effect of easier Federal Reserve monetary policy through 1995 and into early 1996. With the backdrop of a favorable interest rate environment, corporations continued their strong year-over-year earnings growth in 1996, propelled by the rebound in U.S. economic activity, particularly during the first two quarters. Additionally, leaner and more efficient operations and healthier balance sheets allowed corporations to translate robust top line revenue growth into solid bottom line earnings. This, coupled with monthly flows of $10-20 billion into stock mutual funds throughout the year supported the strong performance in U.S. equity markets.

The fixed income market, however, suffered from the strong rebound in the U.S. economy early in 1996, with investors worried that higher than expected Gross Domestic Product (GDP) growth would translate into increased inflationary pressures going forward. Steady gains in nonfarm payrolls, solid personal income growth and relatively high manufacturing capacity utilization rates, coupled with a spike in energy costs, all served to push interest rates sharply higher through the first half of 1996, as investors speculated over the timing (or necessity) of a pre-emptive strike by the Federal Reserve. After a very difficult first half of the year for bonds, signs of continued modest inflationary pressures, coupled with a modest slowdown in the U.S. economy during the early part of the second half of the year, allowed bond prices to rebound somewhat.

The Series' overweight position in equities throughout 1996 positively impacted performance, with stocks significantly outperforming bonds for the year. Within the equity portfolio, larger capitalization growth stocks performed relatively better than value and mid-to-small cap holdings.

Within the fixed income portfolio, short and intermediate holdings performed relatively better than longer duration issues, given the 70-85 basis point backup in interest rates during 1996. Emerging market, upgraded bonds and high yield issues were among the best performing sectors in the fixed income market, due to significant spread tightening. Canadian denominated obligations also turned in a very strong performance due to significant spread tightening versus U.S. Treasuries.

Q. HOW DID YOU MANAGE THE SERIES IN 1996?

A. Given the continued strong capital flows into equities, our positive corporate earnings outlook, and expectations for a range-bound interest rate environment, overall portfolio strategy during the year continued to favor a bias towards stocks (68.3% at December 31, 1996). While the stock allocation remains slightly overweight versus the normally "targeted" 65% stock/35% bond split, the allocation to stocks was reduced from nearly 73% in November as a hedge against very "full" equity valuations. The proceeds were redirected into intermediate and longer maturity bonds.

The U.S. economy slowed from a 4.7% pace in the second quarter to 2.1% in the third quarter, easing investor fears of runaway economic growth pushing inflation much beyond the 3.1% year-over-year rate experienced through November 1996. While fourth quarter 1996 GDP estimates had been running at 2-2.5%, the most recent payroll figures, earnings and manufacturing data now point to a greater than expected rebound in economic growth as we enter 1997.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

A. Although the rising GDP has put considerable pressure on fixed income markets (and to a lesser degree, equity markets) over the past several weeks, I remain constructive on the bond and equity markets over the longer term, and would need to see several months of stronger data before changing my expectation of a sidelined Federal Reserve.

   [A CHART APPEARS HERE COMPARING A $10,000

 INVESTMENT IN THE SERIES COMPARED TO AN INDEX]





                 Managed               Leh/Gov't

                 Series     S&P 500      Corp.


5/1/87            10000      10000       10000

1987               9935       8770       10357

1988              10877      10216       11142

1989              12952      13444       12729

1990              13369      13025       13782

1991              16065      16976       16001

1992              17142      18268       17213

1993              18968      20101       19117

1994              18756      20374       18447

1995              24620      28003       21997

1996              28316      34432       22635




FUND FACTS

GOAL: A favorable total return through investment in diversified portfolio. The Series' portfolio is expected to include a mix of (1) common stocks, (2) notes and bonds and (3) money market instruments.

START DATE: May 1, 1987

SIZE: $161 million as of December 31, 1996

MANAGER: Peter Palfrey has managed the Series since January 1994 and joined Back Bay Advisors in 1993. Mr. Palfrey also manages several other fixed income and separate accounts.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--68.2% OF TOTAL NET ASSETS

SHARES                                           VALUE (A)
        AEROSPACE--1.1%
 5,638  Boeing Co.  . . . . . . . . . . . . .    $  599,742
14,600  Rockwell International Corp.  . . . .       888,775
 5,000  United Technologies Corp. . . . . . .       330,000
                                                 ----------
                                                  1,818,517
                                                 ----------
        AUTOMOBILE & RELATED--1.3%
30,864  Chrysler Corp.  . . . . . . . . . . .     1,018,512
 4,600  Ford Motor Co.  . . . . . . . . . . .       146,625
12,500  General Motors Corp.  . . . . . . . .       696,875
 6,750  Genuine Parts Co. . . . . . . . . . .       300,375
                                                 ----------
                                                  2,162,387
                                                 ----------
        BANKS--5.4%
32,186  Banc One Corp.  . . . . . . . . . . .     1,383,998
10,144  Bank America Corp.  . . . . . . . . .     1,011,864
 5,400  Bankers Trust NY  . . . . . . . . . .       465,750
 8,700  Chase Manhattan Corp. New . . . . . .       776,475
 9,400  Citicorp  . . . . . . . . . . . . . .       968,200
10,300  First Union Corp. . . . . . . . . . .       762,200
10,900  J.P. Morgan & Co., Inc. . . . . . . .     1,064,113
 7,200  Nations Bank Corp.  . . . . . . . . .       703,800
17,100  Norwest Corp. . . . . . . . . . . . .       743,850
 2,800  Wells Fargo & Co. . . . . . . . . . .       755,300
                                                 ----------
                                                  8,635,550
                                                 ----------
        BUSINESS MACHINES--1.7%
 8,500  Apple Computer  . . . . . . . . . . .       177,437
28,400  Digital Equipment Corp.(c)  . . . . .     1,033,050
10,300  International Business Machines
         Corp.  . . . . . . . . . . . . . . .     1,555,300
                                                 ----------
                                                  2,765,787
                                                 ----------
        BUSINESS SERVICES--1.0%
28,500  Browning Ferris Industries, Inc.  . .       748,125
10,000  Dun & Bradstreet Corp.  . . . . . . .       237,500
 9,200  H & R Block, Inc. . . . . . . . . . .       266,800
 9,500  WMX Technologies, Inc.  . . . . . . .       309,938
                                                 ----------
                                                  1,562,363
                                                 ----------
        CHEMICALS--2.2%
14,200  Allied-Signals, Inc.  . . . . . . . .       951,400
 8,200  Dow Chemical Co.  . . . . . . . . . .       642,675
13,700  E.I. Du Pont de Nemours & Co. . . . .     1,292,937
17,500  Monsanto Co.  . . . . . . . . . . . .       680,313
   500  PPG Industries, Inc.  . . . . . . . .        28,063
                                                 ----------
                                                  3,595,388
                                                 ----------
        COMMUNICATION--5.1%
15,500  Airtouch Communications, Inc. . . . .       391,375
13,100  Ameritech Corp. . . . . . . . . . . .       794,187
27,261  AT & T Co.  . . . . . . . . . . . . .     1,185,853
12,200  Bell Atlantic Corp. . . . . . . . . .       789,950
16,200  Bellsouth Corp. . . . . . . . . . . .       654,075
10,600  GTE Corp. . . . . . . . . . . . . . .       482,300
 8,834  Lucent Technologies, Inc. . . . . . .       408,572
11,900  Northern Telecom LTD  . . . . . . . .       736,313





SHARES                                         VALUE (A)
14,600  NYNEX Corp. . . . . . . . . . . . .    $  702,625
15,500  Pacific Telesis Group . . . . . . .       569,625
21,900  SBC Comunications, Inc. . . . . . .     1,133,325
 9,700  US West, Inc. . . . . . . . . . . .       312,825
                                               ----------
                                                8,161,025
                                               ----------
        CONGLOMERATES--0.8%
 2,200  ITT Corp. . . . . . . . . . . . . .        95,425
13,800  Minnesota Mining &
         Manufacturing    . . . . . . . . .     1,143,675
                                               ----------
                                                1,239,100
                                               ----------
        CONSTRUCTION--0.8%
13,400  Home Depot, Inc.  . . . . . . . . .       671,675
14,900  Masco Corp. . . . . . . . . . . . .       536,400
                                               ----------
                                                1,208,075
                                               ----------
        CONSUMER DURABLES--0.0%
   800  Whirlpool Corp. . . . . . . . . . .        37,300
                                               ----------
        DATA PROCESSING--3.0%
16,100  Intel Corp. . . . . . . . . . . . .     2,108,094
23,400  Microsoft Corp. . . . . . . . . . .     1,933,425
17,100  Oracle Sys. Corp. . . . . . . . . .       713,925
                                               ----------
                                                4,755,444
                                               ----------
        DOMESTIC OIL--1.3%
 9,700  Amoco Corp. . . . . . . . . . . . .       780,850
 2,700  Atlantic Richfield Co.  . . . . . .       357,750
 3,600  Halliburton Co. . . . . . . . . . .       216,900
   934  Santa Fe Energy, Inc.(c)  . . . . .        12,959
 3,601  Sun, Inc. . . . . . . . . . . . . .        87,774
   800  Tenneco, Inc. . . . . . . . . . . .        36,100
15,600  Unocal Corp.  . . . . . . . . . . .       633,750
                                               ----------
                                                2,126,083
                                               ----------
        DRUGS & MEDICINE--5.6%
 8,800  Abbott Laboratories . . . . . . . .       446,600
22,000  American Home Products Corp.  . . .     1,289,750
17,500  Baxter International, Inc.  . . . .       717,500
15,200  Eli Lilly & Co. . . . . . . . . . .     1,109,600
31,500  Merck & Co., Inc. . . . . . . . . .     2,496,376
19,200  Pfizer, Inc.  . . . . . . . . . . .     1,591,200
18,705  Pharmacia & Upjohn, Inc.  . . . . .       741,186
10,800  Schering Plough Corp. . . . . . . .       699,300
                                               ----------
                                                9,091,512
                                               ----------
        ELECTRONICS--3.0%
21,400  AMP, Inc. . . . . . . . . . . . . .       821,225
 9,400  Emerson Electric Co.  . . . . . . .       909,450
20,000  Hewlett-Packard . . . . . . . . . .     1,005,000
22,000  Motorola, Inc.  . . . . . . . . . .     1,350,250
15,400  Raytheon Co.  . . . . . . . . . . .       741,125
                                               ----------
                                                4,827,050
                                               ----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

SHARES                                         VALUE (A)
        ENERGY & UTILITIES--2.6%
18,300  American Electric Power, Inc.  . .    $    752,587
11,700  Consolidated Edison Co.  . . . . .         342,225
40,200  Edison International . . . . . . .         798,975
    74  El Paso Nat. Gas Co. . . . . . . .           3,737
45,700  Pacific Gas & Electric Co. . . . .         959,700
 7,700  Public Service Enterprise Group  .         209,825
10,200  Southern Co. . . . . . . . . . . .         230,775
 8,900  Texas Utilities Co.  . . . . . . .         362,675
17,300  Unicom Corp. . . . . . . . . . . .         469,263
                                              ------------
                                                 4,129,762
                                              ------------
        ENERGY RAW MATERIALS--0.8%
58,800  Occidental Petroleum Corp. . . . .       1,374,450
                                              ------------
        ENTERTAINMENT--0.0%
 2,200  ITT Industry, Inc. . . . . . . . .          53,900
 1,520  TCI Satellite Entertainment Inc. .          15,010
                                              ------------
                                                    68,910
                                              ------------
        FINANCE--2.8%
25,000  American Express Co. . . . . . . .       1,412,500
 4,449  Dean Witter, Discover & Co.  . . .         294,746
11,600  Federal Home Loan Mortgage Corp. .       1,277,450
21,400  Federal Nat'l Mortgage Assn. . . .         797,150
16,900  Salomon, Inc.  . . . . . . . . . .         796,413
                                              ------------
                                                 4,578,259
                                              ------------
        FOOD & AGRICULTURE--4.2%
48,800  Coca Cola Co.  . . . . . . . . . .       2,568,100
 5,000  General Mills, Inc.  . . . . . . .         316,875
20,450  H. J. Heinz Co.  . . . . . . . . .         731,087
11,200  Kellogg Co.  . . . . . . . . . . .         735,000
30,700  PepsiCo, Inc.  . . . . . . . . . .         897,975
13,300  Ralston Purina Co. . . . . . . . .         975,888
16,000  Sara Lee Corp. . . . . . . . . . .         596,000
                                              ------------
                                                 6,820,925
                                              ------------
        GOLD--0.2%
18,434  Santa Fe Pacific Gold Corp.  . . .         283,423
                                              ------------
        INSURANCE--2.5%
11,500  Aetna Life & Casualty Co.  . . . .         920,000
10,568  Allstate Corp. . . . . . . . . . .         611,623
14,400  American General Corp. . . . . . .         588,600
 6,468  American International Group, Inc.         700,161
 2,700  CIGNA Corp.  . . . . . . . . . . .         368,887
 4,300  General Reinsurance Corp.  . . . .         678,325
 2,200  ITT Hartford Group, Inc. . . . . .         148,500
                                              ------------
                                                 4,016,096
                                              ------------
        INTERNATIONAL OIL--4.3%
11,000  Chevron Corp.  . . . . . . . . . .         715,000
 9,400  Cooper Industries, Inc.  . . . . .         395,975
25,100  Exxon Corp.  . . . . . . . . . . .       2,459,800
 7,800  Mobil Corp.  . . . . . . . . . . .         953,550





SHARES                                       VALUE (A)
 9,800  Royal Dutch Petroleum Co. ADR(d)    $  1,673,350
 7,100  Texaco, Inc. . . . . . . . . . .         696,688
                                            ------------
                                               6,894,363
                                            ------------
        LIQUOR--0.4%
 6,600  Anheuser-Busch Companies, Inc. .         264,000
11,700  Seagram, Ltd.  . . . . . . . . .         453,375
                                            ------------
                                                 717,375
                                            ------------
        MEDIA--1.0%
 3,000  Gannett Company, Inc.  . . . . .         224,625
15,200  Tele-Communications, Inc.  . . .         198,550
26,500  Time Warner, Inc.  . . . . . . .         993,750
 9,700  US West, Inc.  . . . . . . . . .         179,450
                                            ------------
                                               1,596,375
                                            ------------
        MISCELLANEOUS--0.9%
 3,333  Acnielson Corp.  . . . . . . . .          50,412
 7,420  Allegiance Corp. . . . . . . . .         204,977
12,700  Cisco Sys. Corp. . . . . . . . .         808,037
10,000  Cognizant Corp.  . . . . . . . .         330,000
   160  Newport News Shipbuilding  . . .           2,400
                                            ------------
                                               1,395,826
                                            ------------
        NON-FERROUS METALS--0.7%
 8,075  Alcan Aluminum Ltd.  . . . . . .         271,522
14,000  Aluminum Company of America  . .         892,500
                                            ------------
                                               1,164,022
                                            ------------
        OFFICE EQUIPMENT--0.5%
15,600  Xerox Corp.  . . . . . . . . . .         820,950
                                            ------------
        OPTICAL PHOTO, EQUIPMENT--0.2%
 3,600  Eastman Kodak Co.  . . . . . . .         288,900
                                            ------------
        PAPER & FOREST PRODUCTS--1.8%
12,640  Burlington Northern Santa Fe . .       1,091,780
 3,600  Georgia-Pacific Corp.  . . . . .         259,200
11,800  International Paper Co.  . . . .         476,425
 9,500  Kimberly Clark Corp. . . . . . .         904,875
 4,050  Weyerhaeuser Co. . . . . . . . .         191,869
                                            ------------
                                               2,924,149
                                            ------------
        PRODUCER OF GOODS--2.5%
 5,600  Caterpillar, Inc.  . . . . . . .         421,400
 1,100  Deere & Co.  . . . . . . . . . .          44,687
34,400  General Electric Co. . . . . . .       3,401,300
 4,200  Westinghouse Electric Corp.  . .          83,475
                                            ------------
                                               3,950,862
                                            ------------
        RAILROADS & SHIPPING--0.5%
 4,500  Norfolk Southern Corp. . . . . .         393,750
 4,200  Union Pacific Corp.  . . . . . .         252,525
 3,557  Union Pacific Resources Group IN         104,042
                                            ------------
                                                 750,317
                                            ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

 SHARES                                            VALUE (A)
          RESTAURANTS--0.3%
  5,000   Darden Restaurants, Inc.  . . . . .     $     43,750
  9,200   McDonald's Corp.  . . . . . . . . .          416,300
                                                  ------------
                                                       460,050
                                                  ------------
          RETAIL--3.8%
 19,000   Albertsons, Inc.  . . . . . . . . .          676,875
  7,400   CVS Corp. . . . . . . . . . . . . .          306,175
 24,000   Dayton Hudson Corp. . . . . . . . .          942,000
 38,900   Kmart Corp.(c)  . . . . . . . . . .          403,587
 26,400   Mattel Inc. . . . . . . . . . . . .          732,600
  7,800   May Department Stores Co. . . . . .          364,650
 11,600   Nike Inc. . . . . . . . . . . . . .          693,100
 11,400   Sears Roebuck & Co. . . . . . . . .          525,825
  5,400   The Limited, Inc. . . . . . . . . .           99,225
 11,625   Toys R Us(c)  . . . . . . . . . . .          348,750
 44,900   Wal-Mart Stores, Inc. . . . . . . .        1,027,088
                                                  ------------
                                                     6,119,875
                                                  ------------
          SOAPS & COSMETICS--3.6%
  9,860   Bristol-Myers Squibb Co.  . . . . .        1,072,275
 18,400   Gillette Co.  . . . . . . . . . . .        1,430,600
 26,100   Johnson & Johnson . . . . . . . . .        1,298,475
 10,300   Procter & Gamble Co.  . . . . . . .        1,107,250
  4,800   Unilever, N.V.  . . . . . . . . . .          841,200
                                                  ------------
                                                     5,749,800
                                                  ------------
          STEEL--0.5%
 31,700   USX Marathon Group  . . . . . . . .          756,838
    220   USX-US Steel Group  . . . . . . . .            6,903
                                                  ------------
                                                       763,741
                                                  ------------
          TOBACCO--1.2%
  8,500   American Brands, Inc. . . . . . . .          421,812
 13,600   Philip Morris Companies, Inc. . . .        1,531,700
                                                  ------------
                                                     1,953,512
                                                  ------------
          TRAVEL & RECREATION--0.6%
 13,235   Walt Disney Co. . . . . . . . . . .          921,487
                                                  ------------
          Total Common Stock
           (Identified cost $70,717,612)  . .      109,729,010
                                                  ------------




 BONDS & NOTES--30.9%

    FACE
   AMOUNT
               CORPORATE BONDS--20.2%
 $ 4,000,000   Banco de Comercio Exterior,
                8.625%, 6/02/00 . . . . . . .        4,144,440
   1,000,000   Boston Edison Co.,
                7.800%, 5/15/10 . . . . . . .          966,000
     500,000   Continental Cablevision Inc.,
                11.00%, 06/01/07  . . . . . .          573,750
   2,000,000   Continental Cablevision IN,
                9.00%, 09/01/08 . . . . . . .        2,218,160






   FACE
  AMOUNT                                             VALUE (A)
$ 2,000,000  Lehman Brothers Holdings, Inc.,
              8.500%, 5/01/07  . . . . . . . . .    $ 2,145,720
  1,000,000  Maxus Energy Corp.,
              9.375%, 11/01/03 . . . . . . . . .      1,015,000
  4,025,000  News Amer. Holdings Inc.,
              10.125%, 10/15/12  . . . . . . . .      4,615,910
  1,000,000  Paramount Communications, Inc.,
              8.250%, 8/01/22  . . . . . . . . .        944,970
  7,000,000  Tele-Communications, Inc.,
              9.800%, 2/01/12  . . . . . . . . .      7,575,400
 10,000,000  Time Warner, Inc.,
              Zero Coupon, 12/17/12  . . . . . .      3,762,500
  4,500,000  Total Access Communication,
              8.375%, 11/04/06 . . . . . . . . .      4,527,495
     30,000  Viacom, Inc.,
              8.000%, 7/07/06  . . . . . . . . .         29,025
                                                    -----------
                                                     32,518,370
                                                    -----------
             FOREIGN--7.8%
  5,000,000  Government of Canada,
              Zero Coupon, 3/15/21(d)  . . . . .        644,599
 11,500,000  Government of Canada,
              Zero Coupon,12/01/20(d)  . . . . .      1,494,924
  5,000,000  Government of Canada,
              8.000%, 6/01/23(d) . . . . . . . .      4,058,643
 30,000,000  Ontario Province,
              Zero Coupon, 09/08/23(d) . . . . .      2,968,670
  4,250,000  Quebec Province,
              Zero Coupon, 03/30/23(d) . . . . .        397,283
  3,600,000  Quebec Province,
              8.50%, 04/01/26(d) . . . . . . . .      2,895,932
                                                    -----------
                                                     12,460,051
                                                    -----------
             YANKEE--2.3%
  2,000,000  Republic of Colombia, 144A(f),
              8.66%, 10/07/16  . . . . . . . . .      2,119,240
  1,500,000  United Mexican States,
              9.750%, 2/06/01  . . . . . . . . .      1,558,125
                                                    -----------
                                                      3,677,365
                                                    -----------
             U.S. GOVERNMENT BONDS--0.6%
    427,561  Government National Mortgage
              Association,
              10.000%, 9/15/18 . . . . . . . . .        470,715
    491,692  Government National Mortgage
              Association,
              11.500% with various maturities to
              2013 . . . . . . . . . . . . . . .        562,209
                                                    -----------
                                                      1,032,924
                                                    -----------

             Total Bonds & Notes
              (Identified Cost $47,486,764)  . .     49,688,710
                                                    -----------



                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 SHORT-TERM INVESTMENT--2.0%

    FACE
   AMOUNT                                            VALUE (A)
$  3,160,000  Household Finance Corp.,
               6.250%, 1/02/97 . . . . . . . . .    $  3,159,451
                                                    ------------
              Short-Term Investment
               (Identified Cost $3,159,451)  . .       3,159,451
                                                    ------------
              Total Investments--101.1%
               (Identified Cost $121,363,826)(b)     162,577,171
              Other assets less liabilities(e) .      (1,688,743)
                                                    ------------
              TOTAL NET ASSETS--100% . . . . . .    $160,888,428
                                                    ============




(a) See Note 1A.

(b) Federal Tax Information:
    At December 31, 1996 the net unrealized appreciation on investments based on cost of $121,363,826 for federal income tax purposes was as follows:

      Aggregate gross unrealized appreciation
       for all investments in which there is an
       excess of value over tax cost  . . . . .      $43,001,247
      Aggregate gross unrealized depreciation
       for all investments in which there is an
       excess of tax cost over value  . . . . .       (1,787,902)
                                                   -------------
      Net unrealized appreciation . . . . . . .      $41,213,345
                                                   =============




(c) Non-income producing security.

(d) Denominated in Canadian dollars.

(e) Including deposits in foreign denominated currency with a value of $131 and a cost of $133.

(f) Security exempt from registration under Rule-144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified-institutional buyers.






                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value  . . . . . . . . .                $162,577,171
 Cash  . . . . . . . . . . . . . . . . .                       2,364
 Foreign cash at value (Cost $133) . . .                         131
 Receivable for:
  Fund shares sold . . . . . . . . . . .                      44,425
  Dividends and interest . . . . . . . .                   1,058,524
  Foreign taxes  . . . . . . . . . . . .                         632
                                                        ------------
                                                         163,683,247
LIABILITIES
 Payable for:
  Securities purchased . . . . . . . . .   $2,593,440
  Fund shares redeemed . . . . . . . . .       63,083
 Accrued expenses:
  Management fees  . . . . . . . . . . .       68,383
  Deferred trustees' fees  . . . . . . .       35,859
  Other expenses . . . . . . . . . . . .       34,054
                                           ----------
                                                           2,794,819
                                                        ------------
                                                        $160,888,428
                                                        ============
NET ASSETS
 Net Assets consist of:
  Capital paid in  . . . . . . . . . . .                $119,495,162
  Undistributed net investment income  .                      40,029
  Accumulated net realized gains . . . .                     140,816
  Unrealized appreciation on investments
   and foreign currency  . . . . . . . .                  41,212,421
                                                        ------------
NET ASSETS . . . . . . . . . . . . . . .                $160,888,428
                                                        ============
Computation of offering price:
Net asset value and redemption price per
 share ($160,888,428 divided by 944,370
 shares of beneficial interest)  . . . .                $     170.37
                                                        ============
Identified cost of investments . . . . .                $121,363,826
                                                        ============



 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Dividends  . . . . . . . . . . . . .                 $ 2,573,306(a)
 Interest . . . . . . . . . . . . . .                   3,903,015
                                                      -----------
                                                        6,476,321
EXPENSES
 Management fees  . . . . . . . . . .   $  759,871
 Trustees' fees and expenses  . . . .       28,419
 Custodian  . . . . . . . . . . . . .       79,808
 Audit and tax services . . . . . . .       17,400
 Legal  . . . . . . . . . . . . . . .       11,564
 Printing . . . . . . . . . . . . . .       45,989
 Miscellaneous  . . . . . . . . . . .        6,200
                                        ----------
   Total expenses . . . . . . . . . .                     949,251
                                                      -----------
NET INVESTMENT INCOME . . . . . . . .                   5,527,070
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
 Realized gain (loss) on:
  Investments--net  . . . . . . . . .    9,604,547
  Foreign currency
   transactions--net  . . . . . . . .      (72,774)
   Net realized gain on investments
    and foreign currency transactions    9,531,773
                                        ----------
 Unrealized appreciation (depreciation) on:
  Investments--net  . . . . . . . . .    6,444,788
  Foreign currency transactions--net        (1,027)
                                        ----------
   Net unrealized appreciation on
    investments and foreign currency
    transactions. . . . . . . . . . .    6,443,761
                                        ----------
Net gain on investment transactions .                  15,975,534
                                                      -----------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS . . . . . . . . . . . . .                 $21,502,604
                                                      ===========



(a) Net of foreign taxes of: $16,633.
                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                                  YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,
                                                     1995            1996
                                                 ------------    ------------
FROM OPERATIONS
 Net investment income . . . . . . . . . . . .   $  5,487,603    $  5,527,070
 Net realized gain on investments and foreign
  currency transactions  . . . . . . . . . . .      2,566,425       9,531,773
 Unrealized appreciation on investments and
  foreign currency transactions  . . . . . . .     28,568,247       6,443,761
                                                 ------------    ------------
 INCREASE IN NET ASSETS FROM OPERATIONS  . . .     36,622,275      21,502,604
                                                 ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income . . . . . . . . . . . .     (5,487,603)     (5,442,217)
 In excess of net investment income  . . . . .       (212,274)              0
 Net realized gain on investments  . . . . . .       (764,206)     (9,837,965)
                                                 ------------    ------------
                                                   (6,464,083)    (15,280,182)
                                                 ------------    ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares  . . . . . . . .     22,221,525      20,225,126
 Net asset value of shares issued in connection
  with the reinvestment of:
  Distributions from net investment income . .      5,699,877       5,442,217
  Distributions from net realized gain . . . .        764,206       9,837,965
                                                 ------------    ------------
                                                   28,685,608      35,505,308
 Cost of shares redeemed . . . . . . . . . . .    (33,185,396)    (28,375,038)
                                                 ------------    ------------
 INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . . . .     (4,499,788)      7,130,270
                                                 ------------    ------------
 TOTAL INCREASE IN NET ASSETS  . . . . . . . .     25,658,404      13,352,692
NET ASSETS
 Beginning of the year . . . . . . . . . . . .    121,877,332     147,535,736
                                                 ------------    ------------
 End of the year . . . . . . . . . . . . . . .   $147,535,736    $160,888,428
                                                 ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year . . . . . . . . . . . .   $         85    $     45,930
                                                 ============    ============
 End of the year . . . . . . . . . . . . . . .   $     45,930    $     40,029
                                                 ============    ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares  . . . . . . .        150,563         120,220
 Issued in connection with the reinvestment of:
  Distributions from net investment income . .         35,150          31,471
  Distributions from net realized gain . . . .          4,713          55,351
                                                 ------------    ------------
                                                      190,426         207,042
 Redeemed  . . . . . . . . . . . . . . . . . .       (223,554)       (164,939)
                                                 ------------    ------------
 Net change  . . . . . . . . . . . . . . . . .        (33,128)         42,103
                                                 ============    ============




 FINANCIAL HIGHLIGHTS
                                       YEAR ENDED DECEMBER 31,
                         ---------------------------------------------------
                          1992       1993       1994       1995        1996
                         --------  ---------  ---------  ---------  -----------
Net Asset Value,
 Beginning of Year . .   $127.87   $ 130.26   $ 137.18   $ 130.30    $ 163.52
                         -------   --------   --------   --------    --------
Income From Investment
 Operations
 Net Investment Income      5.14       4.35       5.42       6.34        6.43
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments  . . . .      3.45       9.58      (6.92)     34.33       18.21
                         -------   --------   --------   --------    --------
 Total From Investment
  Operations . . . . .      8.59      13.93      (1.50)     40.67       24.64
                         -------   --------   --------   --------    --------
Less Distributions
 Dividends From Net
  Investment Income  .     (5.13)     (4.36)     (5.38)     (6.34)      (6.34)
 Distributions in
  Excess of Net
  Investment Income  .      0.00       0.00       0.00      (0.23)       0.00
 Distributions From Net
  Realized Capital
  Gains. . . . . . . .     (1.07)     (2.65)      0.00      (0.88)     (11.45)
                         -------   --------   --------   --------    --------
 Total Distributions .     (6.20)     (7.01)     (5.38)     (7.45)     (17.79)
                         -------   --------   --------   --------    --------
Net Asset Value, End of
 Year. . . . . . . . .   $130.26   $ 137.18   $ 130.30   $ 163.52    $ 170.37
                         =======   ========   ========   ========    ========
TOTAL RETURN (%) . . .      6.70      10.65      (1.11)     31.26       15.01
Ratio of Operating
 Expenses to Average
 Net Assets (%)  . . .      0.54       0.53       0.54       0.64        0.62
Ratio of Net Investment
 Income to Average Net
 Assets (%)  . . . . .      5.32       3.65       3.98       4.06        3.64
Portfolio Turnover Rate
 (%) . . . . . . . . .        36         22         76         51          72
Average Commission Rate
 (a) . . . . . . . . .        --         --         --         --    $ 0.0318
Net Assets, End of Year
 (000) . . . . . . . .   $77,575   $121,339   $121,877   $147,536    $160,888



(a) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
                See accompanying notes to financial statements.

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES
PORTFOLIO MANAGERS: STEVEN GUTERMAN, PETER WILBY AND DAVID SCOTT
SALOMON BROTHERS ASSET MANAGEMENT INC


[PHOTOS OF STEVEN GUTERMAN, PETER WILBY AND DAVID SCOTT]






Q. HOW DID THE SERIES PERFORM IN 1996?

A. For the year ended December 31, 1996, the Series posted a 14.36% return versus 3.63% for the Lehman Brothers Aggregate Bond Index/3/. The Series' ability to rotate its assets among global fixed income markets enabled it to outperform the broad fixed income market. Over the course of the year, the Series maintained and allocated about 35% of its assets to the high yield sector and about 22% to emerging markets debt (Brady Bonds). These two sectors responded favorably to the improving credit quality of their issuers. High yield issuers were supported by moderate economic growth as corporations strengthened their balance sheets by posting higher earnings and paying down debt. The strength in the emerging markets debt sector is attributable to the improving fiscal and monetary practices of these countries. During the year, both Moody's and S&P upgraded Poland's debt to investment grade. This positive development helped to boost prices across the whole emerging markets debt sector. In addition, during 1996, a large and growing number of institutional investors, particularly U.S. pension funds and insurance companies, entered this market in search of higher yields. This flow of institutional funds has helped to stabilize and support the market sector.

Q. HOW DID YOU MANAGE THE SERIES IN 1996?

A. During 1996, the Series allocated its assets among the U.S. high yield sector, U.S. investment grade sector, emerging markets debt and non-dollar government bonds. Our strategy for the U.S. investment grade sector was to overweight mortgage pass-through securities and underweight U.S. Treasuries. We believed that mortgage pass-through securities were attractive as higher interest rates reduced the incentive for homeowners to refinance their mortgages. In the non-dollar portion of the Series, we allocated assets among government bonds of Germany, Denmark, Ireland, the United Kingdom, Canada and Australia. The Canadian government bond market posted solid gains for the year supported by the absence of constitutional problems, and fiscal consolidation and a pro-growth monetary policy stance from the Bank of Canada. The progress toward European Monetary Union dominated the European bond market in 1996. As prospects improved for a prompt start to the single currency on January 1, 1999, yield spreads to the German market converged.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

A. We anticipate moderate economic growth in the U.S. and positive supply and demand factors in the high yield corporate market. We also maintain a positive outlook on emerging market debt as broader participation in the sector and favorable monetary and fiscal policies by emerging market nations should continue to be positive for the market. Our U.S. investment grade outlook is cautious over the short run. However, long-term we remain constructive on the fixed income market as inflation remains benign and economic growth remains modest.

    [A CHART APPEARS HERE COMPARING A

     $10,000 INVESTMENT IN THE SERIES

             VERSUS AN INDEX]





                 Strategic      Lehman

                 Bond Opp.     Aggregate

                  Series         Bond


10/31/94           10000         10000

1994                9860         10047

1995               11771         11903

1996               13461         12335




FUND FACTS

GOAL: A high level of total return consistent with preservation of capital.

START DATE: October 31, 1994

SIZE: $36 million as of December 31, 1996

MANAGERS: Peter Wilby, Steven Guterman and David Scott have managed the Series since its inception in October of 1994. Mr. Wilby and Mr. Scott have also managed the Salomon Brothers Investment Series--Strategic Bond Fund since March 1995. Mr. Wilby also manages the Salomon Brothers Investment Series--High Yield Bond Fund. Mr. Guterman also co-manages the Salomon Brothers U.S. Government Series of New England Zenith Fund.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 BONDS & NOTES--92.4% OF TOTAL NET ASSETS

   FACE
  AMOUNT                                                    VALUE (A)
            CORPORATE BONDS--37.2%
$  125,000  Airplane Pass Thru Trust,
             10.875%, 3/15/19 . . . . . . . . . . . . .    $   137,884
   150,000  Alvey Systems, Inc.,
             11.375%, 1/31/03 . . . . . . . . . . . . .        158,250
   150,000  American Media Operations
             11.625%, 11/15/04  . . . . . . . . . . . .        161,250
   150,000  Americold Corp.
             12.875%, 5/01/08 . . . . . . . . . . . . .        154,875
   200,000  Arch Communications Group
             0/10.875%, 3/15/08(j)  . . . . . . . . . .        115,000
   200,000  Arkla, Inc.
             8.875%, 7/15/99  . . . . . . . . . . . . .        211,224
   150,000  Berry Plastics
             12.250%, 4/15/04 . . . . . . . . . . . . .        163,125
   150,000  Borg Warner Security Corp.
             9.125%, 5/01/03  . . . . . . . . . . . . .        147,000
   150,000  Cablevision Systems Corp.
             10.500%, 5/15/16 . . . . . . . . . . . . .        155,625
   150,000  Carr Gottstein Foods Co.
             12.000%, 11/15/05  . . . . . . . . . . . .        160,875
   166,000  Central Transportation Rental Finance Corp.
             9.500%, 4/30/03  . . . . . . . . . . . . .        158,115
   150,000  Cinemark USA, Inc.
             9.625%, 8/01/08  . . . . . . . . . . . . .        151,500
   150,000  Clark Schwebel, Inc.
             10.500%, 4/15/06 . . . . . . . . . . . . .        159,750
   150,000  Cobb Theaters
             10.625%, 3/01/03 . . . . . . . . . . . . .        158,062
   200,000  Crown Paper Co.
             11.000%, 9/01/05 . . . . . . . . . . . . .        188,000
   240,000  CS Wireless Systems, Inc.
             0/11.375%, 3/01/06(j)  . . . . . . . . . .         87,600
   150,000  CSK Auto, Inc.
             11.000%, 11/01/06  . . . . . . . . . . . .        155,250
   200,000  Dole Foods, Inc.
             6.750%, 7/15/00  . . . . . . . . . . . . .        199,870
   150,000  Dollar Financial Group, Inc.
             10.875%, 11/15/06  . . . . . . . . . . . .        154,875
   150,000  Ekco Group, Inc.
             9.250%, 4/01/06  . . . . . . . . . . . . .        146,250
   100,000  Excide Electronics Group, Inc.
             11.500%, 3/15/06 (h) . . . . . . . . . . .        109,000
   200,000  Eye Care Ctrs. America, Inc.
             12.000%, 10/01/03  . . . . . . . . . . . .        215,750
   100,000  Finlay Fine Jewerly Corp.
             10.625%, 5/01/03 . . . . . . . . . . . . .        105,000
   150,000  Foamex L.P/Foamex Cap. Corp.
             11.875%, 10/01/04  . . . . . . . . . . . .        160,875
   150,000  Four M Corp.
             12.000%, 6/01/06 . . . . . . . . . . . . .        158,250
   150,000  Freedom Chemical Co.
             10.625%, 10/15/06  . . . . . . . . . . . .        156,750
   150,000  Fresenius Medical Care Cap
             9.000%, 12/01/06 . . . . . . . . . . . . .        152,625
   150,000  Guitar CTR Management Co., Inc.
             11.000%, 7/01/06 . . . . . . . . . . . . .        159,750





   FACE
  AMOUNT                                    VALUE (A)
$  150,000  Harveys Casino Resorts
             10.625%, 6/01/06 . . . . .    $   162,000
   100,000  Herff Jones, Inc.
             11.000%, 8/15/05 . . . . .        108,000
   150,000  Hills Stores Co.
             12.500%, 7/01/03 . . . . .        133,500
   150,000  Hines Horticulture
             11.750%, 10/15/05  . . . .        159,000
   150,000  HMH Properties, Inc.
             9.500%, 5/15/05  . . . . .        156,750
   150,000  Hollinger International
             9.250%, 2/01/06  . . . . .        148,500
   275,000  ICG Holdings, Inc.
             0/13.500%, 9/15/05(j)  . .        193,875
   200,000  Imed Corp.
             9.750%, 12/01/06 . . . . .        204,500
   200,000  International Cabletel, Inc.
             0/11.500%, 2/01/06(j)  . .        136,000
   150,000  Iron Mountain, Inc.
             10.125%, 10/01/06  . . . .        158,813
   200,000  Jacor Communications Co.
             9.750%, 12/15/06 . . . . .        206,000
   150,000  Jitney Jungle Stores
             12.000%, 3/01/06 . . . . .        159,000
   250,000  Jordan Industries, Inc.
             10.375% 8/01/03  . . . . .        247,500
   150,000  KCS Energy, Inc.
             11.000%, 1/15/03 . . . . .        162,000
   200,000  Lamar Advertising Co.
             9.625%, 12/01/06 . . . . .        206,500
   250,000  Marcus Cable Co.
             0/14.250%, 12/15/05(j) . .        177,500
   150,000  Maxxam Medical, Inc.
             10.500%, 8/01/06 . . . . .        157,125
   180,000  Mellon Financial Co.
             9.750%, 6/15/01  . . . . .        201,289
   150,000  Mesa Oper Co.
             10.625%, 7/01/06 . . . . .        163,500
   250,000  NL Industries, Inc.
             0/13.000%, 10/15/05(j) . .        215,625
   200,000  National Energy Group, Inc.
             10.750%, 11/01/06  . . . .        208,500
   250,000  Norcal Waste Systems, Inc.
             12.500%, 11/15/05  . . . .        277,500
   450,000  Paine Webber Group, Inc.
             7.000%, 3/01/00  . . . . .        453,091
   150,000  Parker Distilling Co.
             9.750%, 11/15/06 . . . . .        158,250
   150,000  Penn Traffic Co.
             9.625%, 4/15/05  . . . . .         85,500
   200,000  Peoples Choice TV Corp.
             0/13.125%, 6/01/04(j)  . .         85,000
   150,000  Printpack, Inc.
             10.625%, 8/15/06 . . . . .        156,750


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 BONDS & NOTES--(CONTINUED)

   FACE
  AMOUNT                                                VALUE(A)
            CORPORATE BONDS--(CONTINUED)
$  150,000  Quest Diagnostics, Inc.
             10.750%, 12/15/06  . . . . . . . . . .    $   157,875
   200,000  Radnor Holdings Corp.
             10.000%, 12/01/03  . . . . . . . . . .        204,500
   150,000  Rayovac Corp.
             10.250%, 11/01/06  . . . . . . . . . .        154,875
   150,000  Remington Product Co.
             11.000%, 5/15/06 . . . . . . . . . . .        127,500
   150,000  Renco Metals, Inc.
             11.500%, 7/01/03 . . . . . . . . . . .        156,750
   250,000  Revlon Worldwide Corp.
             Zero Coupon 3/15/98  . . . . . . . . .        215,625
   150,000  Rogers Cablesystems, LTD
             10.000%, 3/15/05 . . . . . . . . . . .        160,688
   200,000  Ryder Transportation, Inc.
             10.000%, 12/01/06  . . . . . . . . . .        208,000
   150,000  Selmer, Inc.
             11.000%, 5/15/05 . . . . . . . . . . .        161,062
   150,000  SFX Broadcasting, Inc.
             10.750%, 5/15/06 . . . . . . . . . . .        158,625
   150,000  Smiths Food & Drug
             11.250%, 5/15/07 . . . . . . . . . . .        166,500
   125,000  Southdown, Inc.
             10.000%, 3/01/06 . . . . . . . . . . .        132,500
   150,000  Specialty Equipment Companies, Inc.
             11.375%, 12/01/03  . . . . . . . . . .        162,938
   100,000  Specialty Retailers, Inc.
             11.000%, 8/15/03 . . . . . . . . . . .        104,250
   250,000  Speedy Muffler King, Inc.
             10.875%, 10/01/06  . . . . . . . . . .        268,125
   150,000  Stroh Brewery Co.
             11.100%, 7/01/06 . . . . . . . . . . .        156,750
   150,000  Talley Manufacturing & Technology, Inc.
             10.750%, 10/15/03  . . . . . . . . . .        157,125
   150,000  Telex Communications, Inc.
             12.000%, 7/15/04 . . . . . . . . . . .        165,000
   150,000  Trump Atlantic City Associates
             11.250%, 5/01/06 . . . . . . . . . . .        148,500
   150,000  Twin Laboratories, Inc.
             10.250%, 5/15/06 . . . . . . . . . . .        156,937
   250,000  UNC, Inc.
             11.000%, 6/01/06 . . . . . . . . . . .        267,500
   100,000  United States Leasing International
             8.450%, 1/25/05  . . . . . . . . . . .        108,102
   150,000  Universal Outdoor, Inc.
             9.750%, 10/15/06 . . . . . . . . . . .        155,250
   150,000  Winstar Communications, Inc.
             0/14.000%, 10/15/05(j) . . . . . . . .         91,500
   150,000  Wyndham Hotel Corp.
             10.500%, 5/15/06 . . . . . . . . . . .        159,375
                                                       -----------
                                                        13,329,800
                                                       -----------





   FACE
  AMOUNT                                       VALUE(A)
            FOREIGN CORPORATE BONDS--5.4%
$  150,000  Algoma Steel, Inc.,
             12.375%, 7/15/05  . . . . . .    $   162,750
   250,000  Costilla Energy, Inc.
             10.250%, 10/01/06 . . . . . .        265,000
   250,000  Diamond Cable Communication
             0/11.750%, 12/15/05(j)  . . .        178,750
   250,000  Doane Products Co.
             10.625%, 3/01/06  . . . . . .        266,875
   150,000  Doman Industries, Ltd.
             8.750%, 3/15/04 . . . . . . .        141,375
   300,000  International Semi Tech.
             0/11.500%, 8/15/03(e)(j)  . .        197,250
   400,000  Korea Development Bank
             9.600%, 12/01/00  . . . . . .        441,952
   250,000  Nextlink Communications, Ltd.
             12.500%, 4/15/06  . . . . . .        268,125
                                              -----------
                                                1,922,077
                                              -----------
            FOREIGN GOVERNMENT BONDS--21.0%
 1,323,000  Argentina (Republic of)
             6.3125%, 3/31/05  . . . . . .      1,152,664
    40,000  Australia (Commonwealth of)
             6.750%, 11/15/06(c) . . . . .         30,446
   182,000  Brazil (Federal Republic of)
             6.375%, 1/01/01 . . . . . . .        176,426
 1,266,575  Brazil (Federal Republic of)
             C Bonds 8.000%, 4/15/14 . . .        935,683
   250,000  Brazil (Federal Republic of)
             5.000%, 4/15/24 . . . . . . .        158,125
   730,000  Canada (Government of)
             6.500%, 8/01/99(d)  . . . . .        557,125
   330,000  Canada (Government of)
             7.500%, 9/01/00(d)  . . . . .        259,662
   270,000  Canada (Government of)
             7.000%, 9/01/01(d)  . . . . .        209,406
   950,000  Denmark (Kingdom of)
             8.000%, 11/15/01(e) . . . . .        179,008
   500,000  Ecuador (Republic of)
             3.250%, 2/28/25 . . . . . . .        233,125
    80,000  Germany (Federal Republic of)
             8.250%, 9/20/01(f)  . . . . .         59,522
   260,000  Germany (Federal Republic of)
             7.500%, 11/11/04(f) . . . . .        188,884
   100,000  Ireland (Republic of)
             6.250%, 4/01/99(g)  . . . . .        170,395
   120,000  Ireland (Republic of)
             6.500%, 10/18/01(g) . . . . .        206,711
 1,300,000  Morocco (Kingdom of)
             4.375%, 1/01/09(k)  . . . . .      1,073,313
   500,000  Panama (Republic of)
             3.500%, 7/17/14 . . . . . . .        346,250


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 BONDS & NOTES--(CONTINUED)

   FACE
  AMOUNT                                              VALUE (A)
            FOREIGN GOVERNMENT BONDS--(CONTINUED)
 $ 216,000  Philippines (Republic of)
             8.750% 10/07/16  . . . . . . . . . .    $   224,640
   250,000  United Mexican States
             6.250%, 12/31/19 . . . . . . . . . .        184,062
   750,000  United Mexican States
             6.250%, 12/31/19 . . . . . . . . . .        547,500
   750,000  Venezuela (Republic of)
             6.563%, 12/18/07 . . . . . . . . . .        637,500
                                                     -----------
                                                       7,530,447
                                                     -----------
            U.S. GOVERNMENT BONDS--28.8%
   500,000  Federal Home Loan Bank
             6.490%, 9/08/97  . . . . . . . . . .        502,755
   295,275  Federal Home Loan Mortgage
             10.000%, 5/15/20 . . . . . . . . . .        314,831
   500,000  Federal National Mortgage Association
             7.000%, 12/01/99 . . . . . . . . . .        488,905
    28,523  Federal National Mortgage Association
             13.000%, 11/01/15  . . . . . . . . .         33,684
   117,446  Federal National Mortgage Association
             13.000%, 04/25/19  . . . . . . . . .        126,186
   297,663  Federal National Mortgage Association
             6.500%, 3/01/26  . . . . . . . . . .        284,176
   146,928  Federal National Mortgage Association
             7.000%, 5/01/26  . . . . . . . . . .        143,668
   200,000  Government National Mortgage
             Association 7.000%, 11/15/99 . . . .        195,624
    23,326  Government National Mortgage
             Association 7.000%, 4/15/24  . . . .         22,823
   547,468  Government National Mortgage
             Association 7.000%, 5/15/26  . . . .        535,664
 2,000,000  United States Treasury Bonds
             5.750%, 12/31/98 . . . . . . . . . .      1,995,500
   150,000  United States Treasury Bonds
             6.875%, 8/15/25  . . . . . . . . . .        152,922
   140,000  United States Treasury Bonds
             6.750%, 8/15/26  . . . . . . . . . .        141,243
    90,000  United States Treasury Bonds
             6.125%, 5/31/97  . . . . . . . . . .         90,272
 1,870,000  United States Treasury Notes
             5.625%, 2/28/01  . . . . . . . . . .      1,833,628
   100,000  United States Treasury Notes
             6.250%, 4/30/01  . . . . . . . . . .        100,289





   FACE
  AMOUNT                                              VALUE (A)
$  250,000  United States Treasury Notes
             6.500%, 8/31/01  . . . . . . . . . .    $   252,867
   750,000  United States Treasury Notes
             6.125%, 12/31/01 . . . . . . . . . .        747,292
 1,100,000  United States Treasury Notes
             6.875%, 5/15/06  . . . . . . . . . .      1,133,935
 1,200,000  United States Treasury Notes
             6.500%, 10/15/06 . . . . . . . . . .      1,206,744
                                                     -----------
                                                      10,303,008
                                                     -----------
            Total Bonds & Notes
             (Identified Cost $32,283,175)  . . .     33,085,332
                                                     -----------




 SHORT-TERM INVESTMENT--20.1%

$7,187,000  Repurchase agreement with Merrill Lynch &
             Co. dated 12/31/96 at 6.500% to be
             repurchased at $7,189,595 on 1/2/97
             collateralized by $5,735,000. U. S.
             Treasury Bond 8.875% due 2/15/19 with a
             value of $7,333,631  . . . . . . . . . .      7,187,000
                                                         -----------
            Total Short-Term Investment
             (Identified Cost $7,187,000) . . . . . .      7,187,000
                                                         -----------
            Total Investments--112.5%
             (Identified Cost $39,470,175)(b) . . . .     40,272,332
            Other assets less liabilities(i)  . . . .     (4,464,681)
                                                         -----------
            TOTAL NET ASSETS--100%  . . . . . . . . .    $35,807,651
                                                         ===========


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996


 FORWARD CONTRACT OUTSTANDING AT DECEMBER 31, 1996
                                      LOCAL      AGGREGATE                 UNREALIZED
       CURRENCY          DELIVERY    CURRENCY      FACE        TOTAL      APPRECIATION/
       CONTRACT            DATE       AMOUNT       VALUE       VALUE      DEPRECIATION
Australian Dollar
 (sold)                  01/22/97      38,653   $   30,714   $   30,536     $   (178)
Canadian Dollar (sold)   01/22/97     358,684      262,324      268,275        5,951
Canadian Dollar (sold)   01/22/97     292,121      213,642      219,640        5,998
Canadian Dollar (sold)   01/22/97     483,711      353,763      362,059        8,296
Canadian Dollar (sold)   01/22/97     297,222      217,374      219,352        1,978
Deutsche Mark (bought)   01/22/97   1,080,900      703,441      720,000      (16,559)
Deutsche Mark (bought)   01/22/97     284,369      185,065      189,529       (4,464)
Deutsche Mark (bought)   01/22/97     522,375      339,958      350,000      (10,042)
Deutsche Mark (bought)   01/22/97     693,074      451,047      462,049      (11,002)
Deutsche Mark (bought)   01/22/97     520,680      338,854      344,821       (5,967)
Deutsche Mark (bought)   01/22/97     225,907      147,017      145,221        1,796
Deutsche Mark (bought)   01/22/97     715,654      465,742      474,950       (9,208)
Deutsche Mark (sold)     01/22/97   2,477,588    1,612,395    1,615,116        2,721
Deutsche Mark (sold)     01/22/97     799,290      520,172      536,797       16,625
Deutsche Mark (sold)     01/22/97     520,422      338,687      348,808       10,121
Deutsche Mark (sold)     01/22/97     264,852      172,363      170,000       (2,363)
Deutsche Mark (sold)     01/22/97      92,986       60,515       59,837         (678)
Danish Krone (bought)    01/22/97     334,390       56,831       56,200          631
Danish Krone (sold)      01/22/97   1,364,953      231,979      234,649        2,670
Pound Sterling
 (bought)                01/22/97     280,931      476,007      455,951       20,056
Pound Sterling
 (bought)                01/22/97     166,943      282,867      275,790        7,077
Pound Sterling
 (bought)                01/22/97     251,712      426,498      423,882        2,616
Pound Sterling
 (bought)                01/22/97     146,286      247,867      241,226        6,641
Pound Sterling (sold)    01/22/97     276,963      469,284      442,587      (26,697)
Pound Sterling (sold)    01/22/97     289,739      490,931      474,950      (15,981)
Pound Sterling (sold)    01/22/97     250,245      424,014      414,156       (9,858)
Pound Sterling (sold)    01/22/97     252,445      427,741      414,534      (13,207)
New Zealand Dollar
 (bought)                01/22/97   1,316,335      929,316      925,779        3,537
New Zealand Dollar
 (sold)                  01/22/97   1,316,335      929,316      929,431          115
                                                                            --------
Total depreciation on Forward Currency contracts . . . . . . . . . . .      $(29,375)
                                                                            ========



(a) See Note 1A.
(b) Federal Tax Information:
    At December 31, 1996 the net unrealized appreciation on investments based on cost of $39,482,198 for federal income tax purposes was as follows:


    Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost  . . . .    $1,043,478
    Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value  . . . .      (253,344)
                                                                    ----------
    Net unrealized appreciation  . . . . . . . . . . . . . . . .    $  790,134
                                                                    ==========


(c) Denominated in Australian dollars.
(d) Denominated in Canadian Dollars.
(e) Denominated in Danish Kroner.
(f) Denominated in German Marks.
(g) Denominated in Irish Pounds.
(h) Rights attached.
(i) Including deposits in foreign denominated currencies with a value of $54 and a cost of $54.
(j) Step Bond; Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date and rate.
(k) These securities represent loan participations which are arranged through private negotiations between the Fund and a lender. Due to the nature of these securities, they are typically purchased on a forward delivery basis (Note 1), some of which remain unsettled, in whole or in part, at December 31, 1996.
                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value . . . . . . . . . .                $40,272,332
 Foreign cash at value (Cost $54) . . . .                         54
 Receivable for:
  Fund shares sold  . . . . . . . . . . .                     93,719
  Dividends and interest  . . . . . . . .                    546,979
  Miscellaneous . . . . . . . . . . . . .                      1,574
 Unamortized organization expense . . . .                      5,694
                                                         -----------
                                                          40,920,352
LIABILITIES
 Payable for:
  Securities purchased  . . . . . . . . .   $4,362,169
  Loan participations purchased . . . . .      664,000
  Open forward currency contracts--net  .       29,375
  Fund shares redeemed  . . . . . . . . .        5,503
  Due to custodian bank . . . . . . . . .          355
 Accrued expenses:
  Management fees . . . . . . . . . . . .       21,647
  Deferred trustees' fees . . . . . . . .          270
  Other expenses  . . . . . . . . . . . .       29,382
                                            ----------
                                                           5,112,701
                                                         -----------
                                                         $35,807,651
                                                         ===========
NET ASSETS
 Net Assets consist of:
  Capital paid in . . . . . . . . . . . .                $35,037,908
  Undistributed net investment income . .                     18,251
  Accumulated net realized loss . . . . .                    (21,203)
  Unrealized appreciation on investments,
   forward contracts and foreign
   currency . . . . . . . . . . . . . . .                    772,695
                                                         -----------
NET ASSETS  . . . . . . . . . . . . . . .                $35,807,651
                                                         ===========
Computation of offering price:
Net asset value and redemption price per
 share ($35,807,651 divided by 3,081,361
 shares of beneficial interest) . . . . .                $     11.62
                                                         ===========
Identified cost of investments  . . . . .                $39,470,175
                                                         ===========



 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Dividends . . . . . . . . . . . . . . . . .               $      150
 Interest  . . . . . . . . . . . . . . . . .                1,729,474(a)
                                                           ----------
                                                            1,729,624
EXPENSES
 Management fees . . . . . . . . . . . . . .   $130,094
 Trustees' fees and expenses . . . . . . . .     10,121
 Custodian . . . . . . . . . . . . . . . . .     61,710
 Audit and tax services  . . . . . . . . . .     13,000
 Legal . . . . . . . . . . . . . . . . . . .     11,498
 Printing  . . . . . . . . . . . . . . . . .      4,280
 Amortization of organization expenses . . .      2,013
 Miscellaneous . . . . . . . . . . . . . . .      5,776
                                               --------
   Total expenses  . . . . . . . . . . . . .    238,492
   Less expenses assumed by the investment
    adviser. . . . . . . . . . . . . . . . .    (68,374)      170,118
                                               --------    ----------
NET INVESTMENT INCOME  . . . . . . . . . . .                1,559,506
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS, FORWARD CURRENCY CONTRACTS AND
 FOREIGN CURRENCY TRANSACTIONS
 Realized gain on:
  Investments--net . . . . . . . . . . . . .    480,879
  Foreign currency transactions--net . . . .    106,879
                                               --------
  Net realized gain on Investments and
   foreign currency transactions . . . . . .    587,758
                                               --------
 Unrealized appreciation (depreciation) on:
  Investments--net . . . . . . . . . . . . .    634,136
  Foreign currency transactions--net . . . .    (14,935)
                                               --------
  Net unrealized appreciation on investments
   and foreign currency transactions . . . .    619,201
                                               --------
Net gain on investment transactions  . . . .                1,206,959
                                                           ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .               $2,766,465
                                                           ==========



(a) Net of foreign taxes of: $178.
                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                                    YEAR ENDED     YEAR ENDED
                                                   DECEMBER 31,   DECEMBER 31,
                                                       1995           1996
                                                   ------------  --------------
FROM OPERATIONS
 Net investment income . . . . . . . . . . . . .   $   460,904    $ 1,559,506
 Net realized gain on investments and foreign
  currency transactions  . . . . . . . . . . . .       248,441        587,758
 Unrealized appreciation on investments and
  foreign currency transactions  . . . . . . . .       208,090        619,201
                                                   -----------    -----------
 Increase in net assets from operations  . . . .       917,435      2,766,465
                                                   -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income . . . . . . . . . . . . .      (435,233)    (1,704,472)
 Net realized gain on investments  . . . . . . .      (170,001)      (518,385)
                                                   -----------    -----------
                                                      (605,234)    (2,222,857)
                                                   -----------    -----------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares  . . . . . . . . .     9,873,846     29,554,662
 Net asset value of shares issued in connection
  with the reinvestment of:
  Distributions from net investment income . . .       435,233      1,704,472
  Distributions from net realized gain . . . . .       170,001        518,385
                                                   -----------    -----------
                                                    10,479,080     31,777,519
 Cost of shares redeemed . . . . . . . . . . . .    (4,757,322)    (5,997,600)
                                                   -----------    -----------
 Increase in net assets derived from capital
  share transactions . . . . . . . . . . . . . .     5,721,758     25,779,919
                                                   -----------    -----------
 Total increase in net assets  . . . . . . . . .     6,033,959     26,323,527
NET ASSETS
 Beginning of the year . . . . . . . . . . . . .     3,450,165      9,484,124
                                                   -----------    -----------
 End of the year . . . . . . . . . . . . . . . .   $ 9,484,124    $35,807,651
                                                   ===========    ===========
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year . . . . . . . . . . . . .   $         0    $    50,354
                                                   ===========    ===========
 End of the year . . . . . . . . . . . . . . . .   $    50,354    $    18,251
                                                   ===========    ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares  . . . . . . . .       919,222      2,532,646
 Issued in connection with the reinvestment of:
  Distributions from net investment income . . .        40,562        144,891
  Distributions from net realized gain . . . . .        15,844         42,731
                                                   -----------    -----------
                                                       975,628      2,720,268
 Redeemed  . . . . . . . . . . . . . . . . . . .      (455,476)      (513,384)
                                                   -----------    -----------
 Net change  . . . . . . . . . . . . . . . . . .       520,152      2,206,884
                                                   ===========    ===========




 FINANCIAL HIGHLIGHTS
                              OCTOBER 31, 1994(A)
                                    THROUGH         YEAR ENDED     YEAR ENDED
                                 DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
                                     1994              1995           1996
                              -------------------  ------------  --------------
Net Asset Value, Beginning
 of Period  . . . . . . . .       $10.00             $ 9.74         $ 10.85
                                  ------             ------         -------
Income From Investment
 Operations
 Net Investment Income  . .         0.12               0.58            0.51
 Net Realized and Unrealized
  Gain (Loss) on
  Investments . . . . . . .        (0.26)              1.30            1.05
                                  ------             ------         -------
 Total From Investment
  Operations. . . . . . . .        (0.14)              1.88            1.56
                                  ------             ------         -------
Less Distributions
 Dividends From Net
  Investment Income . . . .        (0.12)             (0.55)          (0.60)
 Distributions From Net
  Realized Capital Gains  .         0.00              (0.22)          (0.19)
                                  ------             ------         -------
 Total Distributions  . . .        (0.12)             (0.77)          (0.79)
                                  ------             ------         -------
Net Asset Value, End of
 Period . . . . . . . . . .       $ 9.74             $10.85         $ 11.62
                                  ======             ======         =======
TOTAL RETURN (%)  . . . . .        (1.40)(c)          19.38           14.36
Ratio of Operating Expenses
 to Average Net Assets (%)          0.85 (b)           0.85            0.85
Ratio of Net Investment
 Income to Average Net
 Assets (%) . . . . . . . .         7.05 (b)           8.39            7.79
Portfolio Turnover Rate (%)          403 (b)            202             176
Net Assets, End of
 Period (000) . . . . . . .       $3,450             $9,484         $35,808
The ratios of expenses to
 average net assets without
 giving effect to the
 voluntary expense agreement
 described in Note 4 to the
 Financial Statements would
 have been (%)  . . . . . .         2.01 (b)           2.44            1.19



(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
                See accompanying notes to financial statements.

BACK BAY ADVISORS BOND INCOME SERIES
PORTFOLIO MANAGER: CATHY BUNTING
BACK BAY ADVISORS, L.P.


[PHOTO OF CATHY BUNTING]





Q. HOW DID THE BACK BAY ADVISORS BOND INCOME SERIES PERFORM IN 1996?

A. The Back Bay Advisors Bond Income Series continued to deliver consistently strong results, despite the challenging conditions that pervaded bond markets. Rising long-term interest rates early in 1996 along with weak bond market returns stood in vivid contrast to the remarkable strength of bonds in 1995. Concerned that robust economic growth might cause inflationary pressures to escalate, bond investors pushed down fixed income prices and drove up yields. By the second half of the year, slower yet steady economic growth, continued low inflation and strong demand for U.S. government bonds from foreign investors fostered better performance from bonds.

After a disappointing first half in 1996, the Series more than made up for lost ground by the year's end. For the 12 months ended December 31, 1996, the Series generated a total return of 4.61%. This return reflects the reinvestment of $8.05 per share in income distributions paid during the year and a decline in share price to $105.63 on December 31, 1996, from $108.67 a year ago. By comparison, the Lipper Variable "A" Rated Bond Funds Average return was 2.61% for the same period. The Series also outperformed the Lehman Brothers Intermediate Government/ Corporate Index/6/, the Series' benchmark, which posted a return of 4.05%.

Q. WHAT WAS BEHIND THE SERIES' STRONG PERFORMANCE?

A. An emphasis on corporate bonds--ranging between 60% to 70% of the portfolio--worked well for the Series. When economic activity is strong, as was the case last year, improving company fundamentals can help cushion price declines of corporate bonds from rising interest rates. Supply and demand relationships also worked to the advantage of the corporate sector. Institutional investors kept demand at healthy levels, which helped support bond prices even as interest rates rose and prices of government securities fell. Government issues are particularly sensitive to changes in interest rates, in part because they gain no additional benefit from improving credit conditions--they already enjoy the distinction as the most creditworthy fixed income instruments around.

Q. HOW DID YOU MANAGE THE SERIES DURING THE YEAR?

A. We took steps to make the most of mixed conditions in the bond markets. For example, we focused on corporate bonds from select industries. We favored fundamentally solid though undervalued corporate sectors. Careful credit research played a critical role in enabling us to identify attractive issues in areas such as utilities, oil and gas, and cable and media. Utility bonds, for instance, benefited from a combination of technical factors, including low levels of bond issuance and expanded debt repurchase programs, which tipped the supply/demand balance toward higher bond prices. The sector's fundamentals also were attractive, thanks to merger activity that improved the operating and financial strength of formerly separate entities. We invested in utility bonds that offered favorable price and yield characteristics, namely those with a 15-year maturity structure. These holdings contributed positively to the Series' performance, as did energy investments. Severe winter weather across the country significantly increased oil prices, providing a windfall for the energy industry and price gains for the Series' holdings of Oryx Energy, Mitchell Energy, Pemex and Transgas.

The cable/media sector, meanwhile, experienced setbacks. During the first half of the year, Moody's--an independent bond rating agency--downgraded the credit quality of Tele-Communications, Inc. to below investment grade. (Bonds rated BBB and above are considered "investment grade.") This event raised concerns about the industry's financial condition as a whole, taking a toll on the Series' cable bond holdings. However, many companies, including Tele-Communications, have begun programs to improve their financial position by reducing their debt loads. We remain invested in cable bonds, believing that industry fundamentals are essentially sound and that bond prices should recover.

Nearly 6.9% of the Series' assets were invested in the Canadian bond market. Canada's lower inflation rates and moderate economic growth, compared to that of the United States, enabled Canadian bonds to outperform their U.S. counterparts. Further, the postponement of Quebec's Separatist referendum to 1998 improved investor sentiment and attracted foreign investors, further buoying the market.

The Series' approach to duration worked both for and against it during the year. Duration is measured in years, and is a more precise gauge than maturity of a bond's sensitivity to interest rate changes. Essentially, the longer a bond's duration, the more its price reacts to changes in interest rates--rising when interest rates fall and declining when interest rates rise. The portfolio's average duration at the beginning of the period was relatively long--about six years--which boosted the Series' current yield but hampered its price performance when interest rates were rising. As market conditions improved, however, the Series' longer duration enhanced its performance by capturing price gains and offsetting losses sustained earlier in 1996.

During 1996, we selectively invested in lower-grade bonds. Given the strength of the economy, taking a measure of credit risk was amply rewarded with higher yields and additional price gains relative to higher-grade issues. Nevertheless, the overall quality of the portfolio remains high at A.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

A. Going forward, we believe the ingredients that foster positive bond market performance--moderate economic growth, low inflation, and stable interest rates--will remain in place. As always, thorough credit research continues to be instrumental in helping us sort through opportunities in the bond markets. And, we will closely monitor the investment landscape to help gauge the direction of interest rates over the short term and adjust portfolio strategy to take advantage of market changes.

    [A CHART APPEARS HERE COMPARING A $10,000 INVESTMENT

             IN THE SERIES COMPARED TO AN INDEX]





                                     Lehman

                 Bond Income      Intermediate       Cost of

                   Series          Gov't/Corp.       Living


12/31/86            10000            10000            10000

1987                10143            10366            10443

1988                10992            11057            10905

1989                12343            12469            11412

1990                13341            13612            12109

1991                15737            15602            12480

1992                17025            16721            12842

1993                19171            18191            13195

1994                18527            17840            13548

1995                22454            20575            13891

1996                23489            21408            14353




FUND FACTS

GOAL: A high level of current income consistent with the protection of capital and moderate investment risk.

START DATE: August 26, 1983

SIZE: $180 million as of December 31, 1996

MANAGER: Cathy Bunting has managed the Series since 1989. She has also acted as portfolio manager of New England Bond Income Fund since 1989. She joined Back Bay Advisors in April 1987.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 BONDS AND NOTES--91.9% OF TOTAL NET ASSETS

   FACE
  AMOUNT                                                 VALUE (A)
             BROADCASTING--5.5%
$ 2,050,000  Cablevision Industrial Corp.,
              9.250%, 4/01/08  . . . . . . . . . . .    $  2,190,938
  4,520,000  Continental Cablevision, Inc.,
              11.000%, 6/01/07 . . . . . . . . . . .       5,149,772
  2,300,000  Continental Cablevision, Inc.,
              9.500%, 8/01/13  . . . . . . . . . . .       2,641,665
                                                        ------------
                                                           9,982,375
                                                        ------------
             FEDERAL AGENCIES--10.2%
     42,105  Federal Home Loan Bank,
              9.000%, 5/01/01  . . . . . . . . . . .          43,816
     16,084  Federal Home Loan Bank,
              9.000%, 9/01/01  . . . . . . . . . . .          16,737
  1,500,000  Federal National Mortgage Association,
              7.850%, 9/10/04  . . . . . . . . . . .       1,521,375
  7,948,949  Government National Mortgage
              Association, 7.000% with various
              maturities to 2025 . . . . . . . . . .       7,777,570
  6,552,031  Government National Mortgage
              Association, 7.500% with various
              maturities to 2025 . . . . . . . . . .       6,558,190
  2,013,581  Government National Mortgage
              Association, 8.5000% with various
              maturities to 2022 . . . . . . . . . .       2,087,197
    242,199  Government National Mortgage
              Association, 9.000%, 10/15/16  . . . .         255,217
                                                        ------------
                                                          18,260,102
                                                        ------------
             FINANCIAL--9.9%
  2,500,000  American General Financing,
              8.450%, 10/15/09 . . . . . . . . . . .       2,795,625
  5,160,000  Associates Corporation of North America,
              8.550%, 7/15/09  . . . . . . . . . . .       5,819,706
  3,000,000  Intermediate American Development Bank,
              6.950%, 8/01/26  . . . . . . . . . . .       3,101,340
  1,800,000  Pitney Bowes Credit Corp.,
              8.550%, 9/15/09  . . . . . . . . . . .       2,049,786
  3,750,000  Toronto Dominion Bank,
              7.875%, 8/15/04  . . . . . . . . . . .       3,873,300
                                                        ------------
                                                          17,639,757
                                                        ------------
             FOREIGN--6.9%
  4,500,000  British Columbia Province,
              7.750%, 6/16/03(c) . . . . . . . . . .       3,567,301
  6,500,000  Government of Canada,
              8.000%, 6/01/23(c) . . . . . . . . . .       5,276,236
 15,000,000  Ontario Hydro,
              Zero Coupon, 11/27/20(c) . . . . . . .       1,818,447





   FACE
  AMOUNT                                                 VALUE (A)
$16,050,000  Ontario Hydro,
              Zero Coupon, 8/06/21(c)  . . . . . . .    $  1,846,108
                                                        ------------
                                                          12,508,092
                                                        ------------
             LEISURE--2.7%
  4,500,000  Time Warner, Inc.
              9.150%, 2/01/23  . . . . . . . . . . .       4,889,700
                                                        ------------
             OIL AND GAS--2.7%
  2,400,000  Gulf Canada Resources, Ltd.,
              9.000%, 8/15/99  . . . . . . . . . . .       2,526,000
  2,250,000  Mitchell Energy & Development Corp.,
              9.250%, 1/15/02  . . . . . . . . . . .       2,430,743
                                                        ------------
                                                           4,956,743
                                                        ------------
             PUBLISHING--2.6%
  2,150,000  Golden Books Publishing, Inc.,
              7.650%, 9/15/02  . . . . . . . . . . .       1,945,750
  1,500,000  News America Holdings, Inc.,
              7.750%, 2/01/24  . . . . . . . . . . .       1,434,705
  1,300,000  News America Holdings, Inc.,
              8.250%, 8/10/18  . . . . . . . . . . .       1,327,599
                                                        ------------
                                                           4,708,054
                                                        ------------
             TELECOMMUNICATIONS--11.5%
  2,600,000  360 Communications,
              7.125%, 3/01/03  . . . . . . . . . . .       2,567,318
  7,300,000  AT&T Corp.,
              8.350%, 1/15/25  . . . . . . . . . . .       7,702,303
  3,000,000  Bellsouth Telecomm, Inc.,
              5.850%, 11/15/45 . . . . . . . . . . .       2,964,180
  2,935,000  Tele-Communications, Inc.,
              9.250%, 1/15/03  . . . . . . . . . . .       2,920,530
  1,500,000  Tele-Communications, Inc.,
              9.800%, 2/01/12  . . . . . . . . . . .       1,622,385
  3,000,000  Total Access Communication,
              8.375%, 11/04/06 . . . . . . . . . . .       3,018,330
                                                        ------------
                                                          20,795,046
                                                        ------------
             U.S. GOVERNMENT--14.9%
 10,000,000  U.S. Treasury Notes,
              5.750%, 8/15/03  . . . . . . . . . . .       9,705,201
  1,500,000  U.S. Treasury Notes,
              6.375%, 7/15/99  . . . . . . . . . . .       1,515,105
  2,500,000  U.S. Treasury Notes,
              6.500%, 8/15/05  . . . . . . . . . . .       2,516,125
  6,500,000  U.S. Treasury Notes,
              6.875%, 7/30/99  . . . . . . . . . . .       6,635,200
  3,500,000  U.S. Treasury Notes,
              8.000%, 5/15/01  . . . . . . . . . . .       3,741,640
  2,500,000  U.S. Treasury Notes,
              8.500%, 11/15/00 . . . . . . . . . . .       2,701,950
                                                        ------------
                                                          26,815,221
                                                        ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 BONDS AND NOTES--(CONTINUED)

   FACE
  AMOUNT                                            VALUE (A)
             UTILITIES--(DIVERSIFIED)--8.5%
$ 5,000,000  Long Island Lighting Co.,
              9.000%, 11/01/22  . . . . . . . .    $  5,296,900
    625,000  New York State Electric & Gas Co.,
              9.875%, 2/01/20 . . . . . . . . .         626,681
  4,250,000  New York State Electric & Gas Co.,
              8.875%, 11/01/21  . . . . . . . .       4,485,832
  5,000,000  Tennessee Valley Authority,
              6.125%, 7/15/03 . . . . . . . . .       4,862,700
                                                   ------------
                                                     15,272,113
                                                   ------------
             UTILITIES--(ELECTRIC)--7.8%
  6,700,000  Arizona Public Service Co.,
              8.000%, 12/30/15  . . . . . . . .       6,879,359
  3,000,000  New Mexico Public Service Corp.,
              10.250%, 10/01/12 . . . . . . . .       3,371,250
  1,000,000  Ohio Edison Corp.,
              8.680%, 6/01/17 . . . . . . . . .         992,030
  1,700,000  Texas Utilities Electric Co.,
              8.875%, 2/01/22 . . . . . . . . .       1,832,549
  1,100,000  Toledo Edison Co.,
              7.875%, 8/01/04 . . . . . . . . .       1,089,748
                                                   ------------
                                                     14,164,936
                                                   ------------
             YANKEE--8.7%
    900,000  British Columbia Hydro & Power,
              12.500%, 9/01/13  . . . . . . . .       1,020,600
  1,000,000  British Columbia Hydro & Power,
              12.500%, 1/15/14  . . . . . . . .       1,152,720
  2,000,000  Hydro Quebec,
              8.050%, 7/07/24 . . . . . . . . .       2,196,380
  5,400,000  Petroleos Mexicanos,
              8.625%, 12/01/23  . . . . . . . .       4,428,000
  2,000,000  Province of Quebec,
              8.625%, 12/01/26  . . . . . . . .       2,234,540
  1,700,000  Republic of Colombia,
              8.660%, 10/07/16  . . . . . . . .       1,801,352
  2,700,000  Transgas de Occidente SA,
              9.790%, 11/01/10  . . . . . . . .       2,862,000
                                                   ------------
                                                     15,695,592
                                                   ------------
             Total Bonds and Notes
              (Identified Cost $164,803,203)  .     165,687,731
                                                   ------------



 SHORT-TERM INVESTMENT--6.3%

   FACE
  AMOUNT                                            VALUE (A)
             COMMERCIAL PAPER---6.3%
$11,320,000  Household Finance Corp.
              6.250%, 1/02/97 . . . . . . . . .    $ 11,318,035
                                                   ------------
             Total Short-Term Investment
              (Identified Cost $11,318,035) . .      11,318,035
                                                   ------------
             Total Investments--98.2%
              (Identified Cost
              $176,121,238)(b)  . . . . . . . .     177,005,766
             Other assets less liabilities(e) .       3,353,190
                                                   ------------
             TOTAL NET ASSETS--100% . . . . . .    $180,358,956
                                                   ============



(a) See Note 1A.

(b) Federal Tax Information:
    At December 31, 1996 the net unrealized appreciation on investments based on cost of $176,234,143 for federal income tax purposed was as follows:

      Aggregate gross unrealized appreciation for
       all investments in which there is an excess
       of value over tax cost  . . . . . . . . . .    $ 2,646,350
      Aggregate gross unrealized depreciation for
       all investments in which there is an excess
       of tax cost over value  . . . . . . . . . .     (1,874,727)
                                                      -----------
      Net unrealized appreciation  . . . . . . . .    $   771,623
                                                      ===========




(c) Denominated in Canadian dollars.

(d) Including deposits in foreign denominated currency with a value of $274 and a cost of $275.
                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value  . . . . . . . . . .               $177,005,766
 Cash  . . . . . . . . . . . . . . . . . .                      3,991
 Foreign cash at value (Cost $275) . . . .                        274
 Receivable for:
  Fund shares sold . . . . . . . . . . . .                    331,818
  Accrued interest . . . . . . . . . . . .                  3,304,914
                                                         ------------
                                                          180,646,763
LIABILITIES
 Payable for:
  Fund shares redeemed . . . . . . . . . .   $155,160
  Miscellaneous  . . . . . . . . . . . . .     27,647
 Accrued expenses:
  Management fees  . . . . . . . . . . . .     60,640
  Deferred trustees' fees  . . . . . . . .     36,363
  Other expenses . . . . . . . . . . . . .      7,997
                                             --------
                                                              287,807
                                                         ------------
                                                         $180,358,956
                                                         ============
NET ASSETS
 Net Assets consist of:
  Capital paid in  . . . . . . . . . . . .               $178,899,513
  Undistributed net investment income  . .                    146,994
  Accumulated net realized gains . . . . .                    428,101
  Unrealized appreciation on investments
   and foreign currency  . . . . . . . . .                    884,348
                                                         ------------
NET ASSETS . . . . . . . . . . . . . . . .               $180,358,956
                                                         ============
Computation of offering price:
Net asset value and redemption price per
 share ($180,358,956 divided by 1,707,523
 shares of beneficial interest)  . . . . .               $     105.63
                                                         ============
Identified cost of investments . . . . . .               $176,121,238
                                                         ============



 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Interest . . . . . . . . . . . . . . .                  $13,045,963
                                                         -----------
                                                          13,045,963
EXPENSES
 Management fees  . . . . . . . . . . .   $   672,348
 Trustees' fees and expenses  . . . . .        27,049
 Custodian  . . . . . . . . . . . . . .        75,732
 Audit and tax services . . . . . . . .        17,000
 Legal  . . . . . . . . . . . . . . . .        11,564
 Printing . . . . . . . . . . . . . . .        66,987
 Miscellaneous  . . . . . . . . . . . .         6,125
                                          -----------
   Total expenses . . . . . . . . . . .                      876,805
                                                         -----------
NET INVESTMENT INCOME . . . . . . . . .                   12,169,158
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
 Realized gain on:
  Investments--net  . . . . . . . . . .     1,392,369
  Foreign currency transactions--net  .        42,011
                                          -----------
  Net realized gain on investments and
   foreign currency transactions  . . .     1,434,380
                                          -----------
 Unrealized appreciation (depreciation)
  on:
  Investments--net  . . . . . . . . . .    (5,669,661)
  Foreign currency transactions--net  .           280
                                          -----------
  Net unrealized depreciation on
   investments and foreign currency
   transactions . . . . . . . . . . . .    (5,669,381)
                                          -----------
Net loss on investment transactions . .                   (4,235,001)
                                                         -----------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS . . . . . . . . . . . . . .                  $ 7,934,157
                                                         ===========



                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                                  YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,
                                                     1995            1996
                                                 -------------  ---------------
FROM OPERATIONS
 Net investment income . . . . . . . . . . . .   $ 10,335,393    $ 12,169,158
 Net realized gain on investments and foreign
  currency transactions  . . . . . . . . . . .      1,559,812       1,434,380
 Unrealized appreciation (depreciation) on
  investments and foreign currency
  transactions . . . . . . . . . . . . . . . .     15,392,179      (5,669,381)
                                                 ------------    ------------
 INCREASE IN NET ASSETS FROM OPERATIONS  . . .     27,287,384       7,934,157
                                                 ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income . . . . . . . . . . . .     (9,888,438)    (12,191,823)
 Net realized gain on investments  . . . . . .              0        (496,515)
                                                 ------------    ------------
                                                   (9,888,438)    (12,688,338)
                                                 ------------    ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares  . . . . . . . .     46,886,957      53,162,089
 Net asset value of shares issued in
  connection with the reinvestment of:
  Distributions from net investment income . .      9,888,437      12,191,823
  Distributions from net realized gain . . . .              0         496,515
                                                 ------------    ------------
                                                   56,775,394      65,850,427
 Cost of shares redeemed . . . . . . . . . . .    (37,696,007)    (43,449,240)
                                                 ------------    ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS . . . . . . . . . . . . .     19,079,387      22,401,187
                                                 ------------    ------------
 TOTAL INCREASE IN NET ASSETS  . . . . . . . .     36,478,333      17,647,006
NET ASSETS
 Beginning of the year . . . . . . . . . . . .    126,233,617     162,711,950
                                                 ------------    ------------
 End of the year . . . . . . . . . . . . . . .   $162,711,950    $180,358,956
                                                 ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year . . . . . . . . . . . .   $          0    $     53,292
                                                 ============    ============
 End of the year . . . . . . . . . . . . . . .   $     53,292    $    146,994
                                                 ============    ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares  . . . . . . .        440,564         491,882
 Issued in connection with the reinvestment of:
  Distributions from net investment income . .         91,832         114,880
  Distributions from net realized gain . . . .              0           4,700
                                                 ------------    ------------
                                                      532,396         611,462
 Redeemed  . . . . . . . . . . . . . . . . . .       (356,518)       (401,180)
                                                 ------------    ------------
 Net change  . . . . . . . . . . . . . . . . .        175,878         210,282
                                                 ============    ============




 FINANCIAL HIGHLIGHTS
                                       YEAR ENDED DECEMBER 31,
                         ---------------------------------------------------
                          1992       1993       1994       1995        1996
                         --------  ---------  ---------  ---------  -----------
Net Asset Value,
 Beginning of Year . .   $103.44   $ 103.47   $ 106.14   $  95.53    $ 108.67
                         -------   --------   --------   --------    --------
Income From Investment
 Operations
 Net Investment
  Income . . . . . . .      7.96       5.70       7.05       7.34        7.72
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments  . . . .      0.51       7.38     (10.61)     12.85       (2.70)
                         -------   --------   --------   --------    --------
 Total From Investment
  Operations . . . . .      8.47      13.08      (3.56)     20.19        5.02
                         -------   --------   --------   --------    --------
Less Distributions
 Dividends From Net
  Investment Income  .     (6.87)     (6.20)     (7.05)     (7.05)      (7.74)
 Distributions in
  Excess of Net
  Investment Income  .      0.00      (0.05)      0.00       0.00        0.00
 Distributions From Net
  Realized Capital
  Gains. . . . . . . .     (1.57)     (4.16)      0.00       0.00       (0.32)
                         -------   --------   --------   --------    --------
 Total Distributions .     (8.44)    (10.41)     (7.05)     (7.05)      (8.06)
                         -------   --------   --------   --------    --------
Net Asset Value, End of
 Year. . . . . . . . .   $103.47   $ 106.14   $  95.53   $ 108.67    $ 105.63
                         =======   ========   ========   ========    ========
TOTAL RETURN (%) . . .      8.18      12.61      (3.36)     21.20        4.61
Ratio of Operating
 Expenses to Average
 Net Assets (%)  . . .      0.44       0.43       0.44       0.55        0.52
Ratio of Net Investment
 Income to Average Net
 Assets (%)  . . . . .      7.70       6.47       6.75       7.22        7.22
Portfolio Turnover
 Rate (%)  . . . . . .        71        177         82         73          98
Net Assets, End of
 Year (000)  . . . . .   $83,057   $131,242   $126,234   $162,712    $180,359



  As of January 1, 1993, the Bond Income Series discontinued the use of equalization accounting.
                See accompanying notes to financial statements.

SALOMON BROTHERS U.S. GOVERNMENT SECURITIES
PORTFOLIO MANAGERS: STEVEN GUTERMAN AND ROGER LAVAN
SALOMON BROTHERS ASSET MANAGEMENT INC

[PHOTOS OF STEVEN GUTERMAN & ROGER LAVAN]




Q. HOW DID THE SERIES PERFORM IN 1996?

A. For the year ended December 31, 1996, the Series posted a 3.31% return versus a 4.06% return for the Lehman Intermediate Government Index/5/. In general, the performance of the U.S. government bond market and the Salomon Brothers U.S. Government Securities Series was hindered by the dramatic rise in interest rates during the first half of 1996. Although a rally occurred in the fourth quarter as inflation remained in check while economic indicators signaled moderate growth, it was not enough to overcome the dramatic rise in rates during the first half of 1996.

Q. HOW DID YOU MANAGE THE SERIES IN 1996?

A. For most of the year, the Series maintained a neutral duration strategy in anticipation of higher yields. This defensive strategy posture was taken in response to reports of stronger economic growth (e.g. strong job growth and increases in consumption and housing activity). Market participants also focused on stronger than expected rises in average hourly earnings which led to concerns that inflationary pressures could develop and influence the Federal Reserve to hike short term rates.

The Series also had an overweight allocation to the mortgage pass-through sector versus its benchmark. Mortgage pass-through securities performed strongly in 1996 as higher interest rates reduced the incentive for homeowners to refinance their mortgages.

During the fourth quarter, the Series extended its duration to about 4.25 years as inflation threats subsided and it became clear that Federal Reserve policy was on hold. At year-end, the Series' assets were allocated as follows: U.S. Treasuries 30%, U.S. Agency debentures 7%, mortgage pass-throughs 62% and short-term investments 1%.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

A. Bonds are likely to experience volatility early in 1997 as investors sort out the implications of stronger growth. We do not expect Fed action in the first several months of 1997. Given our optimistic view of inflation, we believe interest rates will move modestly lower during the year.

  [A CHART APPEARS HERE COMPARING A $10,000

  INVESTMENT IN THE SERIES VERSUS AN INDEX]





                 US Gov't    Lehman Intermediate

                  Series         Government


10/31/94          10000             10000

1994              10060              9989

1995              11571             11430

1996              11955             11894




FUND FACTS

GOAL: A high level of current income consistent with the preservation of capital and maintenance of liquidity.

START DATE: October 31, 1994

SIZE: $13 million as of December 31, 1996

MANAGERS: Steven Guterman and Roger Lavan have managed the Series since its inception in October of 1994. Mr. Guterman and Mr. Lavan have also managed the Salomon Brothers Investment Series--U.S. Government Income Fund since March 1995 and the North American U.S. Government Securities Fund since January 1992. They both joined Salomon Brothers Asset Management Inc in 1990.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS U.S. GOVERNMENT SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 BONDS & NOTES--92.7% OF TOTAL NET ASSETS

   FACE
  AMOUNT                                               VALUE (A)
            FEDERAL AGENCY--71.6%
$  250,000  Federal Home Loan Banks
             6.490%, 9/08/97  . . . . . . . . . . .    $  251,377
   300,000  Federal Home Loan Banks
             5.940%, 6/13/00  . . . . . . . . . . .       297,231
    22,355  Federal Home Loan Mortgage
             6.000%, 10/01/10 . . . . . . . . . . .        21,537
   412,932  Federal Home Loan Mortgage
             7.000%, 7/01/11  . . . . . . . . . . .       413,060
    72,265  Federal Home Loan Mortgage
             11.750%, 1/01/12 . . . . . . . . . . .        81,795
    46,446  Federal Home Loan Mortgage
             11.750%, 12/01/13  . . . . . . . . . .        52,571
   447,285  Federal Home Loan Mortgage
             8.250%, 4/01/17  . . . . . . . . . . .       465,176
 1,000,000  Federal Home Loan Mortgage
             6.500%, 1/01/99  . . . . . . . . . . .       955,930
 1,835,342  Federal National Mortgage Association
             6.500%, 12/01/10 . . . . . . . . . . .     1,802,654
    40,089  Federal National Mortgage Association
             14.500%, 11/01/14  . . . . . . . . . .        49,447
    19,584  Federal National Mortgage Association
             12.500%, 8/01/15 . . . . . . . . . . .        22,870
    92,292  Federal National Mortgage Association
             12.500%, 9/01/15 . . . . . . . . . . .       108,184
    93,718  Federal National Mortgage Association
             13.000%, 11/01/15  . . . . . . . . . .       110,675
    48,599  Federal National Mortgage Association
             12.000%, 1/01/16 . . . . . . . . . . .        56,177
    30,326  Federal National Mortgage Association
             11.500%, 9/01/19 . . . . . . . . . . .        34,486
    99,536  Federal National Mortgage Association
             11.500%, 2/01/20 . . . . . . . . . . .       112,601
   440,611  Federal National Mortgage Association
             6.500%, 3/01/26  . . . . . . . . . . .       420,783
   450,000  Federal National Mortgage Association
             Pool TBA 7.000%, 12/01/2099  . . . . .       440,014
   291,904  Government National Mortgage Association
             TBA 9.000%, 12/15/16 . . . . . . . . .       309,555
    28,366  Government National Mortgage Association
             TBA 7.000%, 4/15/24  . . . . . . . . .        27,755
    38,430  Government National Mortgage Association
             TBA 7.000%, 3/15/26  . . . . . . . . .        37,601
 2,104,732  Government National Mortgage Association
             TBA 7.000%, 5/15/26  . . . . . . . . .     2,059,357
   350,000  Government National Mortgage Association
             TBA 7.000%, 12/15/2099 . . . . . . . .       341,908
   300,000  Student Loan Marketing Association
             7.500%, 3/08/00  . . . . . . . . . . .       311,157
                                                       ----------
                                                        8,783,901
                                                       ----------





   FACE
  AMOUNT                                            VALUE (A)
            U.S. TREASURY--21.1%
$  500,000  U.S. Treasury Notes 6.125%, 5/31/97    $   501,510
 1,000,000  U.S. Treasury Notes
             5.750%, 12/31/98 . . . . . . . . .        997,750
   500,000  U.S. Treasury Notes 5.625%, 2/28/01        490,275
   200,000  U.S. Treasury Notes 6.500%, 5/31/01        202,348
   270,000  U.S. Treasury Notes 6.625%, 7/31/01        274,388
   100,000  U.S. Treasury Notes 6.875%, 5/15/06        103,085
   100,000  U.S. Treasury Notes 7.000%, 7/15/06        103,940
 1,260,000  U.S. Treasury Notes
             6.500%, 10/15/06 . . . . . . . . .      1,267,081
                                                   -----------
                                                     3,940,377
                                                   -----------
            Total Bonds & Notes
             (Identified Cost $12,744,814)  . .     12,724,278
                                                   ===========



 SHORT-TERM INVESTMENT--23.2%

 3,120,000  Repurchase Agreement with Merrill Lynch
             dated 12/31/96 at 6.500% to be
             repurchased at $3,121,127 on 1/02/97
             collateralized by $2,490,000 U.S.
             Treasury Bonds 8.875% due 2/15/19 with
             a value of $3,184,088  . . . . . . . .      3,120,000
                                                       -----------
            Total Short-Term Investment
             (Identified Cost $3,120,000) . . . . .      3,120,000
                                                       -----------
            Total Investments--115.9%
             (Identified Cost $15,864,814)(b) . . .     15,844,278
            Liabilities . . . . . . . . . . . . . .     (2,633,614)
                                                       -----------
            TOTAL NET ASSETS--100%  . . . . . . . .    $13,210,664
                                                       ===========



(a) See Note 1a.

(b) Federal Tax Information: At December 31, 1996 the net unrealized depreciation on investments based on cost of $15,866,361 for federal income tax purposes was as follows:

      Aggregate gross unrealized appreciation for
       all investments in which there is an excess
       of value over tax cost  . . . . . . . . . .    $ 45,984
      Aggregate gross unrealized depreciation for
       all investments in which there is an excess
       of tax cost over value  . . . . . . . . . .     (68,067)
                                                      --------
      Net unrealized depreciation  . . . . . . . .    $(22,083)
                                                      ========




                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS U.S. GOVERNMENT SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value  . . . . . . . . .                $15,844,278
 Cash  . . . . . . . . . . . . . . . . .                        796
 Receivable for:
  Fund shares sold . . . . . . . . . . .                     65,804
  Accrued interest . . . . . . . . . . .                    101,198
  Due from advisor . . . . . . . . . . .                      6,102
 Unamortized organization  . . . . . . .                      5,694
                                                        -----------
                                                         16,023,872
LIABILITIES
 Payable for:
  Securities purchased . . . . . . . . .   $2,757,054
  Fund shares redeemed . . . . . . . . .       28,921
 Accrued expenses:
  Management fees  . . . . . . . . . . .        2,465
  Deferred trustees' fees  . . . . . . .          267
  Other expenses . . . . . . . . . . . .       24,501
                                           ----------
                                                          2,813,208
                                                        -----------
                                                        $13,210,664
                                                        ===========
NET ASSETS
 Net Assets consist of:
  Capital paid in  . . . . . . . . . . .                $13,203,810
  Undistributed net investment income  .                      6,776
  Accumulated net realized gains . . . .                     20,614
  Unrealized depreciation on
   investments . . . . . . . . . . . . .                    (20,536)
                                                        -----------
NET ASSETS . . . . . . . . . . . . . . .                $13,210,664
                                                        ===========
Computation of offering price:
Net asset value and redemption price per
 share ($13,210,664 divided by 1,219,959
 shares of beneficial interest)  . . . .                $     10.83
                                                        ===========
Identified cost of investments . . . . .                $15,864,814
                                                        ===========



 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Interest  . . . . . . . . . . . . . . . .               $ 740,123
                                                         ---------
                                                           740,123
EXPENSES
 Management fees . . . . . . . . . . . . .   $ 59,626
 Trustees' fees and expenses . . . . . . .     10,057
 Custodian . . . . . . . . . . . . . . . .     44,258
 Audit and tax services  . . . . . . . . .     13,000
 Legal . . . . . . . . . . . . . . . . . .     11,495
 Printing  . . . . . . . . . . . . . . . .      2,423
 Amortization of organization expenses . .      2,013
 Miscellaneous . . . . . . . . . . . . . .      5,424
                                             --------
   Total expenses  . . . . . . . . . . . .    148,296
   Less expenses assumed by the investment
    adviser  . . . . . . . . . . . . . . .    (72,404)      75,892
                                             --------    ---------
NET INVESTMENT INCOME  . . . . . . . . . .                 664,231
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Realized gain on:
  Investments--net . . . . . . . . . . . .                   1,275
 Unrealized depreciation on:
  Investments--net . . . . . . . . . . . .                (214,900)
                                                         ---------
Net loss on investment transactions  . . .                (213,625)
                                                         ---------
NET INCREASE IN NET ASSETS FROM OPERATIONS               $ 450,606
                                                         =========




                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS U.S. GOVERNMENT SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                                    YEAR ENDED     YEAR ENDED
                                                   DECEMBER 31,   DECEMBER 31,
                                                       1995           1996
                                                   ------------  --------------
FROM OPERATIONS
 Net investment income . . . . . . . . . . . . .   $   214,389    $   664,231
 Net realized gain on investments  . . . . . . .        71,273          1,275
 Unrealized appreciation (depreciation) on
  investments. . . . . . . . . . . . . . . . . .       195,460       (214,900)
                                                   -----------    -----------
 INCREASE IN NET ASSETS FROM OPERATIONS  . . . .       481,122        450,606
                                                   -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income . . . . . . . . . . . . .      (214,389)      (639,626)
 In excess of net investment income  . . . . . .        (1,001)             0
 Net realized gain on investments  . . . . . . .       (50,946)       (16,259)
                                                   -----------    -----------
                                                      (266,336)      (655,885)
                                                   -----------    -----------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares  . . . . . . . . .     7,348,256      9,363,646
 Net asset value of shares issued in connection
  with the reinvestment of:
  Distributions from net investment income . . .       215,390        639,626
  Distributions from net realized gain . . . . .        50,946         16,259
                                                   -----------    -----------
                                                     7,614,592     10,019,531
 Cost of shares redeemed . . . . . . . . . . . .    (2,299,033)    (4,145,624)
                                                   -----------    -----------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS . . . . . . . . . . . . . .     5,315,559      5,873,907
                                                   -----------    -----------
 TOTAL INCREASE IN NET ASSETS  . . . . . . . . .     5,530,345      5,668,628
NET ASSETS
 Beginning of the year . . . . . . . . . . . . .     2,011,691      7,542,036
                                                   -----------    -----------
 End of the year . . . . . . . . . . . . . . . .   $ 7,542,036    $13,210,664
                                                   ===========    ===========
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year . . . . . . . . . . . . .   $         0    $       735
                                                   ===========    ===========
 End of the year . . . . . . . . . . . . . . . .   $       735    $     6,776
                                                   ===========    ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares  . . . . . . . .       671,863        852,094
 Issued in connection with the reinvestment of:
  Distributions from net investment income . . .        19,652         58,698
  Distributions from net realized gain . . . . .         4,648              0
                                                   -----------    -----------
                                                       696,163        910,792
Redeemed . . . . . . . . . . . . . . . . . . . .      (214,709)      (374,295)
                                                   -----------    -----------
Net change . . . . . . . . . . . . . . . . . . .       481,454        536,497
                                                   ===========    ===========




 FINANCIAL HIGHLIGHTS
                             OCTOBER 31, 1994 (A)
                                   THROUGH          YEAR ENDED     YEAR ENDED
                                 DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
                                     1994              1995           1996
                             --------------------  ------------  --------------
Net Asset Value, Beginning
 of Period . . . . . . . .        $10.00             $ 9.96         $ 11.04
                                  ------             ------         -------
Income From Investment
 Operations
 Net Investment Income . .          0.10               0.33            0.58
 Net Realized and
  Unrealized Gain (Loss) on
  Investments. . . . . . .         (0.04)              1.16           (0.21)
                                  ------             ------         -------
 Total From Investment
  Operations . . . . . . .          0.06               1.49            0.37
                                  ------             ------         -------
Less Distributions
 Dividends From Net
  Investment Income  . . .         (0.10)             (0.33)          (0.56)
 Distributions From Net
  Realized Capital Gains .          0.00              (0.08)          (0.02)
                                  ------             ------         -------
 Total Distributions . . .         (0.10)             (0.41)          (0.58)
                                  ------             ------         -------
Net Asset Value, End of
 Period. . . . . . . . . .        $ 9.96             $11.04         $ 10.83
                                  ======             ======         =======
TOTAL RETURN (%) . . . . .          0.60(c)           15.02            3.31
Ratio of Operating Expenses
 to Average Net Assets (%)          0.70(b)            0.70            0.70
Ratio of Net Investment
 Income to Average Net
 Assets (%)  . . . . . . .          5.70(b)            5.62            6.13
Portfolio Turnover
 Rate (%)  . . . . . . . .         1,409(b)             415             388
Net Assets, End of
 Period (000)  . . . . . .        $2,012             $7,542         $13,211
The ratios of expenses to
 average net assets without
 giving effect to the
 voluntary expense
 agreement described in
 Note 4 to the Financial
 Statements would have
 been (%)  . . . . . . . .          2.54(b)            2.90            1.37



(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
                See accompanying notes to financial statements.

BACK BAY ADVISORS MONEY MARKET SERIES*
PORTFOLIO MANAGER: JOHN DONOVAN
BACK BAY ADVISORS, L.P.


[PHOTO OF JOHN DONOVAN]





Q. HOW DID BACK BAY ADVISORS MONEY MARKET SERIES PERFORM DURING 1996?

A. The Series continued to provide shareholders a stable cash reserve, maintaining a constant share price of $100 while delivering competitive money market yields. As was the case in the first half of the year, short-term interest rates remained volatile as the markets debated the strength of the economy and the outlook for inflation. Although short rates ended the year moderately below their early July highs, the Series' dividend distributions remained fairly stable throughout the period. For the fiscal year ended December 31, 1996, the Money Market Series had a total return of 5.11%. This compares favorably to the Lipper Variable Money Market Fund average of 4.97%

Q. HOW DID YOU MANAGE THE SERIES DURING THE PERIOD?

A. Although interest rates were volatile during the period, the actual indicator of the direction of short-term interest rates--the overnight Federal Funds level--remained unchanged. In this environment, we attempted to extend the average days to maturity of the portfolio when interest rates rose and, conversely, to shorten that figure when rates reversed their direction.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

A. After a weak third quarter, Gross Domestic Product appears to have rebounded significantly in the last three months of the year. Despite few signs of rising inflation, fixed income investors continue to be concerned from time to time about the economy overheating. At this juncture, however, we do not foresee a significant sustained rise in short-term rates, and thus our recent investment strategy remains in place.


FUND FACTS

GOAL: The highest possible level of current income consistent with the preservation of capital.

START DATE: August 1, 1983

SIZE: $116 million as of December 31, 1996

MANAGER: John Donovan has served as portfolio manager since 1995. Mr. Donovan joined Back Bay
Advisors in 1992.



This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

* Money Market Funds are not insured or guaranteed by the U.S. Government. There can be no assurance that the Series will maintain a stable net asset value of $100.00 per share.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996


 INVESTMENTS--98.8% OF TOTAL NET ASSETS

   FACE                                       INTEREST  MATURITY
  VALUE     DESCRIPTION                         RATE      DATE      VALUE (A)
            CERTIFICATES OF DEPOSIT--11.1%
$2,000,000  Sumitomo Bank, Ltd. . . . . . .   5.647%    01/13/97   $ 1,999,913
 2,000,000  Societe Generale New York . . .   5.450%    02/10/97     1,999,996
 3,000,000  Sumitomo Bank, Ltd. . . . . . .   5.580%    02/10/97     2,999,415
 1,000,000  National Westminster Bank . . .   5.420%    02/24/97     1,000,028
 1,000,000  Societe Generale New York . . .   5.650%    04/01/97       999,746
 2,000,000  Morgan Guaranty Trust Co. . . .   5.900%    09/30/97     2,002,754
 2,000,000  Deutsche Bank Finance, Inc. . .   5.690%    10/28/97     2,002,547
                                                                   -----------
            Total Certificates of Deposit
             ($13,004,399). . . . . . . . .                         13,004,399
                                                                   -----------
            CERTIFICATE OF DEPOSIT--EURO
             DOLLAR--0.9%
 1,000,000  Toronto Dominion Bank . . . . .   5.170%    01/17/97     1,000,039
                                                                   -----------
            Total Certificate of
             Deposit--Euro Dollar
             ($1,000,039) . . . . . . . . .                          1,000,039
                                                                   -----------
            COMMERCIAL PAPER--86.8%
            AUTOMOTIVE--8.2%
 1,280,000  General Motors Acceptance Corp.   5.340%    01/17/97     1,276,962
 2,500,000  Ford Motor Credit Corp. . . . .   5.310%    01/27/97     2,490,413
   720,000  Ford Motor Credit Corp. . . . .   5.320%    01/30/97       716,914
 3,345,000  General Motors Acceptance Corp.   5.470%    02/27/97     3,316,030
   535,000  Ford Motor Credit Corp. . . . .   5.330%    05/07/97       525,020
 1,295,000  Ford Motor Credit Corp. . . . .   5.260%    08/14/97     1,252,427
                                                                   -----------
                                                                     9,577,766
                                                                   -----------
            BANKING--15.6%
 2,000,000  Banque National de Paris  . . .   5.450%    01/09/97     1,997,578
 1,500,000  Societe Gereral North America .   5.450%    01/22/97     1,495,231
 3,035,000  Commerzbank U.S. Finance  . . .   5.300%    01/31/97     3,021,595
 1,055,000  Banque National de Paris  . . .   5.420%    02/04/97     1,049,600
   500,000  Banque National de Paris  . . .   5.420%    02/18/97       496,387
 2,000,000  Bank of Nova Scotia . . . . . .   5.340%    03/10/97     1,979,827
 1,000,000  Banque National de Paris  . . .   5.400%    03/13/97       989,350
 1,700,000  Svenska Handelsbanken, Inc. . .   5.340%    03/26/97     1,678,818
 2,000,000  ABN Amro North  . . . . . . . .   5.430%    04/01/97     1,972,850
   500,000  Banque National de Paris  . . .   5.330%    05/06/97       490,747
 2,000,000  First UN National Bank  . . . .   5.890%    06/03/97     2,000,000
 1,125,000  Commerzbank U.S. Finance  . . .   5.300%    08/01/97     1,089,887
                                                                   -----------
                                                                    18,261,870
                                                                   -----------
            FINANCE--32.8%
 3,000,000  International Lease Finance
             Corp.. . . . . . . . . . . . .   5.320%    01/06/97     2,997,783
 1,000,000  CIT Group Holdings, Inc.  . . .   5.420%    01/10/97       998,645
   910,000  Heller Financial, Inc.  . . . .   5.370%    01/10/97       908,778
 2,170,000  UBS Finance, Inc. . . . . . . .   5.400%    01/10/97     2,167,070
 3,000,000  CIT Group Holdings, Inc.  . . .   5.420%    01/14/97     2,994,128
   230,000  Avco Financial Services, Inc. .   5.340%    01/15/97       229,522
   660,000  Heller Financial, Inc.  . . . .   5.440%    01/15/97       658,604
 2,000,000  American General Corp.  . . . .   5.100%    01/16/97     1,995,492
 2,000,000  Household Finance Corp. . . . .   5.310%    01/21/97     1,994,100
   750,000  Household Finance Corp. . . . .   5.530%    01/21/97       747,696
 2,000,000  Beneficial Corp.  . . . . . . .   5.320%    01/27/97     1,992,316
 2,500,000  Heller Financial, Inc.  . . . .   5.580%    01/28/97     2,489,537
 2,000,000  Beneficial Corp.  . . . . . . .   5.320%    01/29/97     1,991,724
 1,325,000  American Express Credit Corp. .   5.300%    01/31/97     1,319,148


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 INVESTMENTS--(CONTINUED)

   FACE                                       INTEREST  MATURITY
  VALUE     DESCRIPTION                         RATE      DATE      VALUE (A)
$3,000,000  Transamerica Finance
             Group, Inc.  . . . . . . . . .   5.300%    02/03/97   $ 2,985,425
 2,000,000  Commercial Credit Co. . . . . .   5.470%    02/05/97     1,989,364
 2,000,000  American Express Credit Corp. .   5.310%    02/13/97     1,987,315
 1,000,000  General Electric Capital Corp.    5.600%    02/21/97       992,067
 1,000,000  Heller Financial, Inc.  . . . .   5.440%    02/28/97       991,236
   500,000  General Electric Capital Corp.    5.620%    03/07/97       494,926
 2,000,000  Avco Financial Services, Inc. .   5.480%    03/24/97     1,975,036
 2,000,000  Household Finance Corp. . . . .   5.460%    05/22/97     2,000,000
 1,500,000  General Electric Capital Corp.    5.360%    07/07/97     1,458,237
                                                                   -----------
                                                                    38,358,149
                                                                   -----------
            FOOD & TOBACCO--1.2%
 1,355,000  Philip Morris Capital Corp. . .   6.150%    01/03/97     1,354,537
                                                                   -----------
            FORESTRY--1.5%
 1,750,000  Weyerhauser MTG . . . . . . . .   5.300%    01/07/97     1,748,454
                                                                   -----------
            INSURANCE--5.4%
 3,000,000  Prudential Funding Corp.  . . .   6.000%    01/02/97     2,999,500
 1,000,000  Prudential Funding Corp.  . . .   5.350%    01/23/97       996,731
 2,335,000  USAA Capital Corp.  . . . . . .   5.300%    01/09/97     2,332,250
                                                                   -----------
                                                                     6,328,481
                                                                   -----------
            OIL & GAS--3.4%
 3,000,000  BP America, Inc.  . . . . . . .   6.750%    01/02/97     2,999,437
 1,010,000  Michigan Consolidated Gas Co. .   5.580%    01/21/97     1,006,869
                                                                   -----------
                                                                     4,006,306
                                                                   -----------
            POLLUTION CONTROL--2.5%
 1,000,000  WMX Technologies, Inc.  . . . .   5.420%    01/24/97       996,537
   500,000  WMX Technologies, Inc.  . . . .   5.630%    02/04/97       497,341
   500,000  WMX Technologies, Inc.  . . . .   5.630%    03/04/97       495,152
 1,000,000  WMX Technologies, Inc.  . . . .   5.630%    04/18/97       983,266
                                                                   -----------
                                                                     2,972,296
                                                                   -----------
            RETAIL--3.5%
 1,390,000  Sears Roebuck Acceptance Corp.    5.480%    01/29/97     1,384,076
   315,000  Sears Roebuck Acceptance Corp.    5.400%    02/14/97       312,921
 2,395,000  Sears Roebuck Acceptance Corp.    5.440%    02/14/97     2,379,076
                                                                   -----------
                                                                     4,076,073
                                                                   -----------
            SECURITIES--11.4%
 2,000,000  Lehman Brothers, Inc. . . . . .   5.500%    01/13/97     1,996,333
 1,700,000  Merrill Lynch & Co., Inc. . . .   5.400%    01/13/97     1,696,940
 2,000,000  Lehman Brothers, Inc. . . . . .   5.500%    01/15/97     1,995,722
 1,000,000  Goldman Sachs Group . . . . . .   5.430%    01/16/97       997,737
   800,000  Merrill Lynch & Co., Inc. . . .   5.410%    01/17/97       798,076
   390,000  Merrill Lynch & Co., Inc. . . .   5.330%    01/23/97       388,730
 2,000,000  Merrill Lynch & Co., Inc. . . .   5.440%    01/24/97     1,993,049
 1,500,000  Goldman Sachs Group . . . . . .   5.420%    02/06/97     1,491,870
 2,000,000  Goldman Sachs Group . . . . . .   5.300%    04/21/97     1,967,611
                                                                   -----------
                                                                    13,326,068
                                                                   -----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 INVESTMENTS--(CONTINUED)

   FACE                                      INTEREST  MATURITY
  VALUE     DESCRIPTION                        RATE      DATE      VALUE (A)
            GOVERNMENT AGENCIES--1.3%
$1,530,000  Canadian Wheat Board . . . . .   5.420%    03/19/97   $  1,512,264
                                                                  ------------
            Total Commercial Papers
             (Cost $101,522,264) . . . . .                         101,522,264
                                                                  ------------
            Total Investments--98.8%
             (Cost $115,526,702) (b) . . .                         115,526,702
            Other assets less liabilities                            1,472,017
                                                                  ------------
            TOTAL NET ASSETS--100% . . . .                        $116,998,719
                                                                  ============



(a) See Note 1A.
(b) The aggregate cost for federal income tax purposes was $115,526,702


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value . . . . . . . . . .              $115,526,702
 Cash . . . . . . . . . . . . . . . . . .                       903
 Receivable for:
  Fund shares sold  . . . . . . . . . . .                 2,354,876
  Accrued interest  . . . . . . . . . . .                   218,005
                                                       ------------
                                                        118,100,486
LIABILITIES
 Payable for:
  Fund shares redeemed  . . . . . . . . .   $555,513
  Dividends declared  . . . . . . . . . .    441,934
 Accrued expenses:
  Management fees . . . . . . . . . . . .     32,519
  Deferred trustees' fees . . . . . . . .     29,240
  Other expenses  . . . . . . . . . . . .     42,561
                                            --------
                                                          1,101,767
                                                       ------------
                                                       $116,998,719
                                                       ============
NET ASSETS
 Net Assets consist of:
  Capital paid in . . . . . . . . . . . .              $116,998,719
                                                       ------------
NET ASSETS  . . . . . . . . . . . . . . .              $116,998,719
                                                       ============
Computation of offering price:
Net asset value and redemption price per
 share ($116,998,719 divided by 1,169,987
 shares of beneficial interest) . . . . .              $     100.00
                                                       ============
Cost of investments . . . . . . . . . . .              $115,526,702
                                                       ============






 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Interest  . . . . . . . . . . . . .                     $5,523,727

EXPENSES
 Management fees . . . . . . . . . .     $350,632
 Trustees' fees and expenses . . . .       18,295
 Custodian . . . . . . . . . . . . .       57,962
 Audit and tax services  . . . . . .       12,911
 Legal . . . . . . . . . . . . . . .       16,412
 Printing  . . . . . . . . . . . . .       24,379
 Miscellaneous . . . . . . . . . . .       18,629
                                         --------
   Total expenses  . . . . . . . . .                        499,220
                                                         ----------

NET INVESTMENT INCOME  . . . . . . .                      5,024,507
NET INCREASE IN NET ASSETS FROM
 OPERATIONS. . . . . . . . . . . . .                     $5,024,507
                                                         ==========


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                                 YEAR ENDED      YEAR ENDED
                                                DECEMBER 31,    DECEMBER 31,
                                                    1995            1996
                                               --------------  ----------------
FROM OPERATIONS
 Net investment income . . . . . . . . . . .   $   4,403,095    $   5,024,507
                                               -------------    -------------
 INCREASE IN NET ASSETS FROM OPERATIONS  . .       4,403,095        5,024,507
                                               -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income . . . . . . . . . . .      (4,403,095)      (5,024,507)
                                               -------------    -------------
                                                  (4,403,095)      (5,024,507)
                                               -------------    -------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares  . . . . . . .     141,012,985      234,677,851
 Net asset value of shares issued in
  connection with the reinvestment of:
  Distributions from net investment income .       4,331,085        4,966,805
                                               -------------    -------------
                                                 145,344,070      239,644,656
 Cost of shares redeemed . . . . . . . . . .    (129,156,304)    (212,794,096)
                                               -------------    -------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS . . . . . . . . . . . .      16,187,766       26,850,560
                                               -------------    -------------
 TOTAL INCREASE IN NET ASSETS  . . . . . . .      16,187,766       26,850,560
NET ASSETS
 Beginning of the year . . . . . . . . . . .      73,960,393       90,148,159
                                               -------------    -------------
 End of the year . . . . . . . . . . . . . .   $  90,148,159    $ 116,998,719
                                               =============    =============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares  . . . . . .       1,410,130        2,346,128
 Issued in connection with the reinvestment
  of:
  Distributions from net investment income .          43,311           50,319
                                               -------------    -------------
                                                   1,453,441        2,396,447
 Redeemed  . . . . . . . . . . . . . . . . .      (1,291,563)      (2,127,942)
                                               -------------    -------------
 Net change  . . . . . . . . . . . . . . . .         161,878          268,505
                                               =============    =============




 FINANCIAL HIGHLIGHTS
                                        YEAR ENDED DECEMBER 31,
                            ------------------------------------------------
                             1992      1993      1994      1995        1996
                            --------  --------  --------  --------  -----------
Net Asset Value Beginning
 of Year. . . . . . . . .   $100.00   $100.00   $100.00   $100.00    $ 100.00
                            -------   -------   -------   -------    --------
Income From Investment
 Operations
 Net investment income  .      3.73      2.93      3.89      5.50        4.99
                            -------   -------   -------   -------    --------
 Total from Investment
  Operations. . . . . . .      3.73      2.93      3.89      5.50        4.99
Distributions from net
 investment income  . . .     (3.73)    (2.93)    (3.89)    (5.50)      (4.99)
                            -------   -------   -------   -------    --------
 Total Distributions  . .     (3.73)    (2.93)    (3.89)    (5.50)      (4.99)
                            -------   -------   -------   -------    --------
Net Asset Value End of
 Year . . . . . . . . . .   $100.00   $100.00   $100.00   $100.00    $ 100.00
                            =======   =======   =======   =======    ========
TOTAL RETURN (%)  . . . .      3.79      2.97      4.01      5.64        5.11
Ratio of operating
 expenses to average net
 assets (%) . . . . . . .      0.38      0.38      0.40      0.50        0.50
Ratio of net investment
 income to average net
 assets (%) . . . . . . .      3.71      2.93      3.89      5.50        4.99
Net Assets, End of Year
 (000). . . . . . . . . .   $61,607   $59,044   $73,960   $90,148    $116,999
The ratios of expenses to
 average net assets
 without giving effect to
 the voluntary expense
 agreement described in
 Note 4 to the Financial
 Statements would have
 been (%) . . . . . . . .        --        --        --      0.51        0.50




                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND


 NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 1996



1. New England Zenith Fund (the "Fund") is organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 16, 1986. The Fund succeeded to the operations of The New England Zenith Fund, Inc. on February 27, 1987. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

Shares in the Fund are not offered directly to the general public and, currently, are available only to certain separate accounts established by New England Life Insurance Company ("NELICO") or Metropolitan Life Insurance Company ("MetLife") as an investment vehicle for variable life insurance or variable annuity products, although not all Series are available to all such separate accounts. In the future, shares may be offered to separate accounts of other insurance companies, including companies unaffiliated with NELICO or MetLife.

The Fund's Agreement and Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest, no par value, in separate Series, with shares of each Series representing interests in a separate portfolio of assets. Each Series is separately managed and has its own investment objective and policies. The Series (or its predecessor) commenced operations on the dates set forth below:



Bond Income Series  .   August 26, 1983  Small Cap Series  . .   May 1, 1994
Capital Growth
 Series . . . . . . .   August 26, 1983  Balanced Series . . .   October 31, 1994
Money Market Series .   August 26, 1983  International Equity
                                          Series . . . . . . .   October 31, 1994
Stock Index Series  .   March 30, 1987   U.S. Government
                                          Series . . . . . . .   October 31, 1994
Managed Series  . . .   May 1, 1987      Strategic Bond
                                          Opportunities
                                          Series . . . . . . .   October 31, 1994
Avanti Growth                            Venture Value
 Series . . . . . . .   April 30, 1993    Series . . . . . . .   October 31, 1994
Growth & Income                          Equity Growth
 Series . . . . . . .   April 30, 1993    Series . . . . . . .   October 31, 1994


The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements of the Series. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION

   MONEY MARKET SERIES--The Money Market Series employs the amortized cost method of security valuation which, in the opinion of the Board of Trustees, represents the fair market value of the particular security. The Board monitors the deviations between the Series' net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated to provide fair valuation of the Series.

   BOND INCOME, MANAGED, BALANCED, U.S. GOVERNMENT AND STRATEGIC BOND OPPORTUNITIES SERIES--Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term notes are stated at amortized cost, which approximates market value.

   CAPITAL GROWTH, MANAGED, STOCK INDEX, AVANTI GROWTH, GROWTH & INCOME, SMALL CAP, BALANCED, INTERNATIONAL EQUITY, VENTURE VALUE AND EQUITY GROWTH SERIES--Equity securities are valued on the basis of market valuations furnished by a pricing service, authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or if there is no reported sale during the day, and in the case of over-the-counter securities not so listed, the last bid price. Securities for which current market quotations are not readily available are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board. Short-term notes are stated at amortized cost, which approximates market value.

NEW ENGLAND ZENITH FUND

B. FOREIGN CURRENCY TRANSLATION--The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities denominated in foreign currencies, income and expenses are translated on the respective dates of such transactions, and items of income and expense payable in foreign currencies are translated on the date they arise.

   Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities.

   Net realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains from the sale of short-term securities and holdings of foreign currencies, foreign currency gains and losses between trade dates and settlement dates on investment securities transactions, and the difference between the amounts of daily interest accruals on the books of the Fund and the amounts actually received resulting from changes in exchange rates on the payable date.

   FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statements of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown in the Schedules of Investments under the caption "Forward Foreign Currency Contracts." This amount represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. In determining gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

D. FUTURES CONTRACTS--The Growth & Income, Stock Index, Managed, Balanced, International Equity, U.S. Government, Strategic Bond Opportunities and Venture Value Series each may enter into futures contracts on the S&P 500 Index or on interest-bearing securities or indices thereof, or on indices of stocks to hedge against changes in the values of securities the Series owns or expects to purchase. Upon entering into a futures contract, the Series is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Series each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Series. When entering into a closing transaction, the Series will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued by or under the direction of the Board of Trustees. Certain risks are associated with investments in futures contracts, including risk of imperfect correlation between the value of a position in futures contracts and the value of the stocks or bonds that the Series is attempting to hedge. In addition, there is a risk that the Series may not be able to close out its futures positions due to an illiquid secondary market.

E. REPURCHASE AGREEMENTS--The Series, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Series' policy that the market value of the collateral be at least equal to 100% of the repurchase price. Each Series' adviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Series may be delayed or limited.

NEW ENGLAND ZENITH FUND

F. SHORT SALES AGAINST THE BOX--The Equity Growth Series may hedge against changes in the value of investments by engaging in short sales against the box. In a short sale against the box, the Series sells a borrowed security, while at the same time either owning an identical security or having the right to obtain such a security. By selling short against the box the equity underlying one of its convertible holdings, the Series would seek to offset the effect that a decline in the underlying equity might have on the value of the convertible security. While the short sale is outstanding, the Series will not dispose of the security hedged by the short sale. The Series is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Series instructs the custodian to maintain in a separate account securities having a value at least equal to the amount of the securities sold short. The Series had no such transactions during the year ended December 31, 1996.

G. FEDERAL TAXES--Each Series is a separate taxable entity and intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--Money Market Series dividends are declared daily to shareholders of record at the time and are paid monthly. Dividends and distributions are recorded by all other Series on the ex-dividend date. Net realized gains from security transactions are distributed at least annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital. These differences primarily relate to tax equalization, investments in mortgage backed securities and investments in foreign securities.

I. OTHER--The Money Market Series invests primarily in a portfolio of money market instruments maturing in 397 days or less whose ratings are within the two highest ratings categories by a nationally recognized rating agency or, if not rated, are believed to be of comparable quality. The weighted average maturity of the Series is less than ninety days. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by foreign economic, political and legal developments in the case of foreign banks or of foreign branches or subsidiaries of U.S. banks or domestic economic developments in a specific industry, state or region.

J. WHEN-ISSUED SECURITIES AND FORWARD DELIVERY SECURITIES--Delivery and payment for securities purchased on a when-issued or forward delivery basis can take place one month or more after the date of the transaction. The securities so purchased are subject to market fluctuation during this period.

2. At December 31, 1996 MetLife held 19,352,266 shares of the Fund in separate investment accounts for annuity contracts issued by MetLife. NELICO, a life insurance subsidiary of MetLife, held the remaining 16,071,462 shares of the Fund then outstanding in separate investment accounts for life insurance and annuity contracts issued by NELICO.

As long as MetLife owns (directly or through NELICO) more than 25% of the Fund's outstanding shares, it will be presumed to be in control (as that term is defined by the Investment Company Act of 1940, as amended) of the Fund.

3. For the year ended December 31, 1996, purchases and sales of securities (excluding short-term investments) for each of the Series were as follows:



                                   PURCHASES                          SALES
                        -------------------------------  -------------------------------
        SERIES              OTHER       U.S. GOVERNMENT      OTHER        U.S. GOVERNMENT
        ------          --------------  ---------------  --------------  -----------------
Back Bay Advisors Bond
 Income . . . . . . .   $  137,692,765    $35,235,320    $  130,989,953     $23,057,601
Capital Growth  . . .    2,055,920,897             --     2,037,625,313              --
Westpeak Stock Index        12,219,996             --         2,831,698              --
Back Bay Advisors
 Managed  . . . . . .      104,791,938        617,880       107,609,326         597,480
Loomis Sayles Avanti
 Growth . . . . . . .       65,735,396             --        40,422,818              --
Westpeak Growth &
 Income . . . . . . .       87,838,838             --        63,909,195              --
Loomis Sayles Small
 Cap  . . . . . . . .       69,835,843             --        27,766,266              --
Loomis Sayles
 Balanced . . . . . .       41,932,898     11,418,054        16,369,200       3,877,406
Draycott International
 Equity . . . . . . .       36,645,208             --        16,747,918              --
Salomon Brothers U.S.
 Government . . . . .       33,158,910     11,099,705        28,772,597       9,489,383
Salomon Brothers
 Strategic Bond
 Opportunities  . . .       41,128,270     14,362,320        24,965,572       6,343,657
Venture Value . . . .       61,385,281             --        10,733,253              --
Alger Equity Growth .      121,063,456             --        59,061,091              --


Purchases and sales of corporate short-term obligations for the Money Market Series aggregated $737,083,687 and $714,742,304, respectively.

NEW ENGLAND ZENITH FUND

Transactions in index futures contracts for the Managed Series for the year ended December 31, 1996 are summarized as follows:


                                                       PURCHASES OF FUTURES
                                                            CONTRACTS
                                                     ------------------------
                                                                   AGGREGATE
                                                     NUMBER OF     FACE VALUE
                                                     CONTRACTS    OF CONTRACTS
                                                     ----------  --------------
Contracts opened . . . . . . . . . . . . . . . . .       10       $ 3,153,870
Contracts closed . . . . . . . . . . . . . . . . .      (10)       (3,153,870)
                                                        ---       -----------
Open at December 31, 1996  . . . . . . . . . . . .        0       $         0
                                                        ===       ===========



Transactions in forward currency contracts for the Strategic Bond Opportunities Series for the year ended December 31, 1996 are summarized as follows:


                                                            SALES OF CONTRACTS
                                                           --------------------
                                                             AGGREGATED FACE
                                                            VALUE OF CONTRACTS
                                                           --------------------
Open at December 31, 1995  . . . . . . . . . . . . . . .      $    919,184
Contracts opened . . . . . . . . . . . . . . . . . . . .        17,086,127
Contracts closed . . . . . . . . . . . . . . . . . . . .       (15,855,033)
                                                              ------------
Open at December 31, 1996  . . . . . . . . . . . . . . .      $  2,150,278
                                                              ============



4. MANAGEMENT FEES.

TNE Advisers, Inc. acts as adviser to all of the Series (except the Capital Growth Series, for which Capital Growth Management, L.P. ("CGM"), serves as adviser). Separate management agreements for each Series provide for fees as set forth below:



                            FEES PAYABLE TO
                            BY TNE ADVISERS            MANAGEMENT FEE RATE
                          FOR THE YEAR ENDED        PAYABLE BY THE SERIES TO
                           DECEMBER 31, 1996           TNE ADVISERS, INC.
                        BEFORE REDUCTION DUE TO     (ANNUAL % OF AVERAGE NET
  SERIES                  EXPENSE LIMITS (A)                 ASSETS)
  ------                -----------------------  -----------------------------
Loomis Sayles Small
 Cap Series . . . . .          $240,646          1.00% all assets

Draycott International
 Equity Series  . . .            70,553          0.90% all assets

Alger Equity Growth
 Series . . . . . . .           281,325          0.75% all assets

Loomis Sayles Avanti
 Growth Series  . . .           169,578          0.70% the first $200 million
                                                 0.65% the next $300 million
                                                 0.60% amounts in excess of $500
                                                  million

Venture Value Series            198,620          0.75% all assets

Westpeak Growth &
 Income Series  . . .           165,074          0.70% the first $200 million
                                                 0.65% the next $300 million
                                                 0.60% amounts in excess of $500
                                                  million

Westpeak Stock Index
 Series . . . . . . .           102,444          0.25% all assets

Loomis Sayles Balanced
 Series . . . . . . .            83,980          0.70% of all assets

Back Bay Managed
 Series . . . . . . .           430,921          0.50% of all assets

Salomon Brothers
 Strategic Bond
 Opportunities Series            60,044          0.65% of all assets

Back Bay Advisors Bond
 Income Series  . . .           311,174          0.40% the first $400 million
                                                 0.35% the next $300 million
                                                 0.30% the next $300 million
                                                 0.25% amounts in excess of $1
                                                  billion

Salomon Brothers U.S.
 Government Series  .            35,234          0.55% all assets

Back Bay Advisors
 Money Market Series            201,904          0.35% the first $500 million
                                                 0.30% the next $500 million
                                                 0.25% amounts in excess of $1
                                                  billion


(a) There are two forms of expense limit, a Voluntary Expense Limitation and an Expense Deferral Arrangement. Only one pertains to each of these Series, as described below.

NEW ENGLAND ZENITH FUND

The Capital Growth Series pays its adviser, CGM, a management fee at an annual rate of 0.70% of the first $200 million of average net assets, 0.65% of the next $300 million of such assets and 0.60% of such assets in excess of $500 million. For advisory services rendered during the year ended December 31, 1996, CGM was paid at an annual rate of 0.64% of the Capital Growth Series' average net assets, totaling $6,398,659.

SUB-ADVISORY FEES. TNE Advisers, Inc. has sub-contracted day-to-day portfolio management responsibilities to each of the following sub-advisers to manage the
Series: Loomis, Sayles & Company, L.P. for the Loomis Sayles Small Cap, Loomis Sayles Avanti Growth and Loomis Sayles Balanced Series, Draycott Partners, Ltd. for the Draycott International Equity Series; Fred Alger Management, Inc. for the Alger Equity Growth Series; Davis Selected Advisers, L.P. for the Venture Value Series; Westpeak Investment Advisors, L.P. for the Westpeak Growth & Income and Westpeak Stock Index Series; Back Bay Advisors, L.P. for the Back Bay Advisors Managed, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series and Salomon Brothers Asset Management Inc for the Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Series. TNE Advisers, Inc. pays each sub-adviser at the following rates for providing sub-advisory services to the following Series:



                               FEES          ANNUAL
                             PAID TO       PERCENTAGE
                           SUB-ADVISER     RATES PAID    SERIES AVERAGE DAILY NET
                         FOR YEAR ENDED     TO SUB-                ASSET
  SERIES                DECEMBER 31, 1996   ADVISER            VALUE LEVELS
  ------                -----------------  ----------  ---------------------------
Loomis Sayles Small
 Cap Series . . . . .       $265,646         0.55%     of the first $25 million
                                             0.50%     of the next $75 million
                                             0.45%     of the next $100 million
                                             0.40%     of amounts in excess of $200
                                                       million
Draycott International
 Equity Series  . . .        186,106         0.75%     of the first $10 million
                                             0.60%     of the next $40 million
                                             0.45%     of amounts in excess of $50
                                                       million
Alger Equity Growth
 Series*  . . . . . .        339,570         0.45%     of the first $100 million
                                             0.40%     of the next $400 million
                                             0.35%     of amounts in excess of $500
                                                       million
Loomis Sayles Avanti
 Growth Series  . . .        284,437         0.50%     of the first $25 million
                                             0.40%     of the next $75 million
                                             0.35%     of the next $100 million
                                             0.30%     of amounts in excess of $200
                                                       million
Davis Venture Value
 Series . . . . . . .        297,328         0.45%     of the first $100 million
                                             0.40%     of the next $400 million
                                             0.35%     of amounts in excess of $500
                                                       million
Westpeak Growth &
 Income Series  . . .        278,435         0.50%     of the first $25 million
                                             0.40%     of the next $75 million
                                             0.35%     of the next $100 million
                                             0.30%     of amounts in excess of $200
                                                       million
Westpeak Stock Index
 Series . . . . . . .         68,207         0.10%     of all assets
Loomis Sayles Balanced
 Series . . . . . . .        168,842         0.50%     of the first $25 million
                                             0.40%     of the next $75 million
                                             0.30%     of amounts in excess of $100
                                                       million
Back Bay Advisors
 Managed Series . . .        328,950         0.25%     of the first $50 million
                                             0.20%     of amounts in excess of $50
                                                       million


---------

* Amount shown does not reflect fee reduction pursuant to the agreement between TNE Advisers, Inc. and Fred Alger Management, Inc. that is described in this
 Note 4. During the period January 1, 1996 through May 1, 1996 the annual percentage rates of the sub-advisory fees for the Alger Equity Growth Series were: 0.45% of the Series' first $10 million of average daily net assets; 0.40% of the next $90 million of such assets, 0.35% of the next $150 million of such assets, 0.30% of the next $250 million of such assets and 0.25% of such assets in excess of $500 million.

NEW ENGLAND ZENITH FUND

                               FEES          ANNUAL
                             PAID TO       PERCENTAGE
                           SUB-ADVISER     RATES PAID    SERIES AVERAGE DAILY NET
                         FOR YEAR ENDED     TO SUB-                ASSET
      SERIES            DECEMBER 31, 1996   ADVISERS           VALUE LEVELS
      ------            -----------------  ----------  ---------------------------
Salomon Brothers
 Strategic Bond
 Opportunities Series       $ 70,050        0.35%      of the first $50 million
                                            0.30%      of the next $150 million
                                            0.25%      of the next $300 million
                                            0.20%      of amounts in excess of $500
                                                       million

Back Bay Advisors Bond
 Income Series  . . .       $361,174        0.25%      of the first $50 million
                                            0.20%      of the next $200 million
                                            0.15%      of amounts in excess of $250
                                                       million

Salomon Brothers U.S.
 Government Series  .       $ 24,392        0.225%     of the first $200 million
                                            0.150%     of the next $300 million
                                            0.100%     of amounts in excess of $500
                                                       million

Back Bay Advisors
 Money Market Series        $148,728        0.15%      of the first $100 million
                                            0.10%      of amounts in excess of $100
                                                       million


TNE Advisers, Inc., which acts as adviser to each Series of the Fund (except the Capital Growth Series) is a wholly-owned subsidiary of NELICO. Loomis Sayles, Westpeak and Back Bay Advisors are each independently operated subsidiaries, and CGM is an independently operated affiliate, of New England Investment Companies, L.P. ("NEIC"). The general partners of each of Loomis Sayles, Westpeak and Back Bay Advisors are special purpose corporations which are indirect wholly-owned subsidiaries of NEIC. NEIC's sole general partner, New England Investment Companies, Inc., is a wholly-owned subsidiary of MetLife, which also owns a majority of the limited partnership interest in NEIC. NEIC is the owner of a majority limited partnership interest in the Capital Growth Series' investment adviser, CGM. Consequently, the subadvisers (Loomis Sayles, Westpeak and Back Bay Advisors) of eight Series of the Fund are currently wholly-owned subsidiaries of NEIC and an additional Series is advised by a majority-owned subsidiary (CGM) of NEIC. The sub-advisers of the remaining five Series are not affiliated with MetLife or NEIC.

VOLUNTARY EXPENSE LIMITATION AND EXPENSE DEFERRAL AGREEMENT.

Each Series (except the Capital Growth Series) is subject to one of two forms of expense limit. The first form of expense limit is a Voluntary Expense Limitation, which relates to the Loomis Sayles Avanti Growth Series, Westpeak Growth & Income Series, Westpeak Stock Index Series, Back Bay Advisors Managed, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series. Pursuant to this arrangement, TNE Advisers, Inc. bears expenses (other than advisory fees and any brokerage costs, interest, taxes or extraordinary expenses) of each Series in excess of 0.15% of Series' average daily net assets. In the case of the Loomis Sayles Small Cap Series, TNE Advisers, Inc. bears all the expenses (other than any brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess of 1.00% of the Series' average daily net assets. Similar Voluntary Expense Limitations with New England Mutual Life Insurance Company ("The New England") were, in effect with respect to the Capital Growth Series from November 1, 1994 to April 30, 1996 and with respect to the Back Bay Advisors Money Market, Back Bay Advisors Bond Income, Back Bay Advisors Managed and Westpeak Stock Index Series from November 1, 1994 to April 30, 1995 and with respect to the Loomis Sayles Small Cap, Loomis Sayles Avanti Growth and Westpeak Growth & Income Series from December 1, 1994 to April 30, 1995.

The current voluntary expense arrangements limit each of the affected series to the following levels:


                                            TOTAL EXPENSE RATIO
                                          UNDER CURRENT VOLUNTARY
           SERIES                           EXPENSE ARRANGEMENT
           ------                        -------------------------
Back Bay Advisors Money Market Series              0.50%
Back Bay Advisors Bond Income Series .             0.55%
Back Bay Advisors Managed Series . . .             0.64%
Westpeak Value Growth Series . . . . .             0.85%
Westpeak Stock Index Series  . . . . .             0.40%
Loomis Sayles Small Cap Series . . . .             1.00%
Loomis Sayles Avanti Growth Series . .             0.85%

NEW ENGLAND ZENITH FUND

TNE Advisers, Inc. may terminate these expense agreements at any time. If these expense arrangements were terminated, the expense ratios would be higher.

Prior to November 1, 1994, The New England had agreed to pay the charges and expenses of preparing, printing and distributing prospectuses and reports to shareholders, custodial and transfer agent charges and expenses, auditing, accounting and legal fees and certain other expenses in connection with the affairs of the Fund and the expenses of shareholders' and trustees' meetings.

The second form of expense limit is an Expense Deferral Agreement, which has been in effect since November 1, 1994 and relates to the Draycott International Equity Series, Alger Equity Growth Series, Venture Value Series, Loomis Sayles Balanced Series, Salomon Brothers Strategic Bond Opportunities Series and Salomon Brothers U.S. Government Series. Under this Agreement, which TNE Advisers, Inc. can terminate at any time, TNE Advisers, Inc. has agreed to pay expenses of the Series' operations (exclusive of any brokerage costs, interest, taxes or extraordinary expenses) in excess of the annual percentages of the Series net assets set forth below, subject to the obligation of the Series to repay TNE Advisers, Inc. such expenses in future years, if any, when the Series' expenses fall below that percentage; provided, however, that no Series is obligated to repay any expenses paid by TNE Advisers, Inc. more than two years after the end of the fiscal year in which such expenses were incurred. The percentage applicable to each Series are as follows:



                                                         % OF SERIES
                                                           AVERAGE
           SERIES                                        NET ASSETS
           ------                                       -------------
Draycott International Equity Series  . . . . . . . .       1.30%
Alger Equity Growth Series  . . . . . . . . . . . . .       0.90
Venture Value Series  . . . . . . . . . . . . . . . .       0.90
Loomis Sayles Balanced Series . . . . . . . . . . . .       0.85
Salomon Brothers Strategic Bond Opportunities Series        0.85
Salomon Brothers U.S. Government Series . . . . . . .       0.70



For the period January 1, 1996 to December 31, 1996, the effective expense ratios for each Series, after giving effect to the foregoing arrangements, and the amounts of expenses deferred for those Series to which the Expense Deferral Agreement applies, are:



                                                            EXPENSES   ASSUMED
                                   TOTAL EXPENSE RATIO     BY THE NEW ENGLAND OR
                                 UNDER CURRENT VOLUNTARY     TNE ADVISERS AS A
                                   EXPENSE ARRANGEMENT     RESULT OF THE SERIES      EXPENSES DEFERRED
                                   OR EXPENSE DEFERRAL         EXCEEDING THE               UNTIL           EXPENSES DEFERRED UNTIL
            SERIES                      AGREEMENT         VOLUNTARY EXPENSE LIMIT    DECEMBER 31, 1997        DECEMBER 31, 1998
            ------               -----------------------  -----------------------  ----------------------  ----------------------
Back Bay Advisors Money Market
 Series                                  0.50%                      --                 not applicable           not applicable
Back Bay Advisors Bond Income
 Series                                  0.52%                      --                 not applicable           not applicable
Back Bay Advisors Managed
 Series                                  0.63%                      --                 not applicable           not applicable
Westpeak Growth & Income Series          0.85%                   $ 37,994              not applicable           not applicable
Westpeak Stock Index Series              0.40%                     71,003              not applicable           not applicable
Loomis Sayles Small Cap Series           1.00%                    145,353              not applicable           not applicable
Loomis Sayles Avanti Growth
 Series                                  0.85%                     42,992              not applicable           not applicable
Draycott International Equity
 Series                                  1.30%                not applicable              $176,796                 $102,652
Alger Equity Growth Series               0.90%*               not applicable                77,254                    --
Davis Venture Value Series               0.90%                not applicable               108,971                   41,906
Loomis Sayles Balanced Series            0.85%                not applicable                96,085                   52,078
Salomon Brothers Strategic Bond
 Opportunities Series                    0.85%                not applicable                88,120                   68,374
Salomon Brothers U.S.
 Government Series                       0.70%                not applicable                84,623                   72,404


* Prior to January 1, 1996, the voluntary expense limit was 0.85%.

Effective May 1, 1996, Fred Alger Management, Inc. has agreed with TNE Advisers, Inc. that the sub-advisory fee payable by TNE Advisers, Inc. to Fred Alger Management, Inc. will be reduced by 0.05% of the first $240 million of the excess of the Series' average daily net assets over $10 million, and by 0.10% of the excess of the Series' average daily net assets over $250 million. This fee reduction benefits TNE Advisers, Inc. but does not reduce the advisory fee payable by the Series. The fee

NEW ENGLAND ZENITH FUND
reduction agreement will expire on (a) January 1, 1998 or (b) at such time as TNE Advisers, Inc. has recovered certain expenses (generally those expenses borne by TNE Advisers, Inc. under the Expense Deferral Arrangement prior to January 1, 1996 which were not recovered from the Series), whichever occurs first.

5. The Fund does not pay any compensation to its officers or to any trustees who are directors, officers or employees of MetLife, NELICO, Back Bay Advisors, L.P., Capital Growth Management Limited Partnership, Loomis, Sayles & Company, L.P., Westpeak Investment Advisors, L.P., New England Funds L.P. or their affiliates, other than registered investment companies. Each disinterested trustee is compensated by each Series as follows:



                         BOND   CAPITAL  MONEY   STOCK            AVANTI  GROWTH &   SMALL
                        INCOME  GROWTH   MARKET  INDEX   MANAGED  GROWTH   INCOME     CAP
                        ------  -------  ------  ------  -------  ------  --------  -------
Annual Retainer . . .   $2,416  $3,692   $1,580  $1,527  $2,391    $796     $795     $761
Meeting Fee . . . . .   $  133  $  133   $  133  $  133  $  133    $133     $133     $133
Committee Chairman
 Annual Retainer
 (Contract Review). .   $  287  $1,627   $  159  $  104  $  261    $ 86     $ 85     $ 49
Committee Chairman
 Annual Retainer
 (Audit). . . . . . .   $  192  $1,084   $  106  $   69  $  174    $ 57     $ 57     $ 33





                                                               STRATEGIC
                                  INTERNATIONAL     U.S.         BOND       VENTURE   EQUITY
                        BALANCED     EQUITY      GOVERNMENT  OPPORTUNITIES   VALUE    GROWTH
                        --------  -------------  ----------  -------------  -------  --------
Annual Retainer . . .     $746        $742          $727         $730        $773      $792
Meeting Fee . . . . .     $133        $133          $133         $133        $133      $133
Committee Chairman
 Annual Retainer
 (Contract Review)  .     $ 33        $ 29          $ 73         $ 77        $ 62      $ 82
Committee Chairman
 Annual Retainer
 (Audit)  . . . . . .     $ 22        $ 19          $  9         $ 11        $ 41      $ 55



A deferred compensation plan is available to trustees on a voluntary basis. Each participating trustee will receive deferred compensation in an amount equal to the value that such compensation would have had if it had been invested in the relevant Series on the normal payment date.

6. SUBSEQUENT EVENT

On January 22, 1997, the Board of Trustees of New England Zenith Fund (the "Fund") approved a new Subadvisory Agreement (the "New Agreement") relating to the Fund's Draycott International Equity Series (the "Series") between TNE Advisers, Inc. and Morgan Stanley Asset Management Inc. ("MSAM"). The New Agreement is expected to become effective on May 1, 1997, subject to shareholder approval, if required. (Shareholder approval of the New Agreement will be required unless the Fund obtains an order of exemption from the Securities and Exchange Commission relieving it of that requirement.) Under the New Agreement, MSAM would become the subadviser of the Series, succeeding Draycott Partners, Ltd., and would be responsible for the day-to-day management of the Series' investment operations under the oversight of TNE Advisers, Inc. The name of the Series will be changed to the "Morgan Stanley International Magnum Equity Series" at the time the New Agreement takes effect. In the event that the Fund's shareholders do not approve the Agreement at the special shareholder meeting, then the Trust's Board of Trustees will convene a special meeting of trustees to consider alternative arrangements for the management of the Series' investment portfolio.

7. SHAREHOLDER MEETING (UNAUDITED)

At a Special Meeting of the shareholders of the Davis Venture Value Series held on December 16, 1996 such shareholders voted for the following proposals:


                                             VOTED        VOTED     ABSTAINED
                                              FOR        AGAINST      VOTES
                                          ------------  ---------  ------------
1. To approve a new Sub-Advisory
 Agreement relating to the Series by and
 among TNE Advisers, Inc., Davis
 Selected Advisers, L.P. and Davis
 Selected Advisors--NY, Inc.              1,590,110.29  53,103.34   101,225.26

NEW ENGLAND ZENITH FUND


 REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Board of Trustees of New England Zenith Fund:

We have audited the accompanying statements of assets and liabilities of New England Zenith Fund (comprising, respectively, the Back Bay Advisors Bond Income Series, Capital Growth Series, Back Bay Advisors Money Market Series, Westpeak Stock Index Series, Back Bay Advisors Managed Series, Loomis Sayles Avanti Growth Series, Westpeak Growth & Income Series, Loomis Sayles Small Cap Series, Loomis Sayles Balanced Series, Draycott International Equity Series, Salomon Brothers U.S. Government Series, Salomon Brothers Strategic Bond Opportunities Series, Davis Venture Value Series, and Alger Equity Growth Series--the "Series"), including the schedules of portfolio investments, as of December 31, 1996, and the related statements of operations, changes in net assets and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series constituting New England Zenith Fund as of December 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated herein, in conformity with generally accepted accounting principles.



Boston, Massachetts          COOPERS & LYBRAND L.L.P.
February 14, 1997

FOOTNOTES TO PORTFOLIO MANAGER COMMENTARY
-----------------------------------

 (1) COL (Cost of Living) is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, calculated by the U.S. Bureau of Labor Statistics.

 (2) EAFE-Morgan Stanley Capital International Europe, AustralAsia, Far East Index is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of 1,036 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges.

 (3) Lehman Brothers Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds, and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

 (4) Lehman Brothers Government/Corporate Index is an unmanaged index of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Brothers Government/ Corporate Bond Index, an issue must have amounts outstanding in excess of $25 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency. The index has not been adjusted for ongoing management, distribution and operating expenses and applicable sales charges.

 (5) Lehman Brothers Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities of 1 to 10 years. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and applicable sales charges.

 (6) Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index of investment grade bonds issued by the U.S. government and U.S. corporations having maturities between one and ten years. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and applicable sales charges

 (7) Lipper Variable A-Rated Corporate Bond Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (8) Lipper Variable Balanced Fund Average is an average of the total return performance (calculated on the basis of net asset level) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (9) Lipper Variable Flexible Portfolio Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(10) Lipper Variable General Bond Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(11) Lipper Variable Growth Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(12) Lipper Variable Growth and Income Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(13) Lipper Variable International Funds Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(14) Lipper Variable Intermediate Investment Grade Debt Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(15) Lipper Variable Small Company Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(16) Lipper Variable S&P 500 Index Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(17) Lipper Variable U.S. Mortgage and GNMA Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(18) Russell 2000 Index consists of 2000 small market capitalization stocks having an average market cap of $160 million.

(19) Standard & Poor's 500 Index (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(20) S&P/BARRA Growth Index is constructed by dividing stocks in the S&P 500 according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios than the average ratio.

(21) S&P/BARRA Value Index is constructed by dividing stocks in the S&P 500 according to price-to-book ratios. The Value Index contains stocks with lower price-to-book ratios than the average ratio.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

 REPORT OF INDEPENDENT ACCOUNTANTS




To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Growth and Income Sub-Account (formerly Value Growth Sub-Account), Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Equity Sub-Account, Venture Value Sub-Account, Bond Opportunities Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account) of New England Life Insurance Company (formerly New England Variable Life Insurance Company) as of December 31, 1996, and the related statements of operations and changes in net assets for the year then ended for all Sub-Accounts, except for U.S. Government Sub-Account and Bond Opportunities Sub-Account which are for the period July 1, 1996 (Commencement of Operations) through December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of New England Variable Life Separate Account for the years ended December 31, 1995 and 1994 were audited by other auditors whose report, dated February 6, 1996, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned sub-accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 1996, and the results of their operations and changes in their net assets for the period then ended, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 18, 1997

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

 STATEMENT OF ASSETS AND LIABILITIES


DECEMBER 31, 1996



                                                                                                      NEW ENGLAND ZENITH FUND
                                                                          ---------------------------------------------------

                                                                            CAPITAL        BOND         MONEY        STOCK
                                                                             GROWTH       INCOME       MARKET        INDEX
                                                                              SUB-         SUB-         SUB-         SUB-
                                                                            ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT
                                                                          ------------  -----------  -----------  -----------
ASSETS
 Investments in New England Zenith Fund, Variable Insurance Products
  Fund, and Variable Insurance Products Fund II at value (Note 2) . . .   $583,330,618  $36,866,420  $32,121,040  $35,364,494
                                             SHARES           COST
                                           ----------    -------------
 Capital Growth
  Series . . . . . . . . . . . . . . . .    1,365,890     $445,321,213
 Back Bay Advisors Bond Income
  Series . . . . . . . . . . . . . . . .      349,015       36,825,901
 Back Bay Advisors Money Market
  Series . . . . . . . . . . . . . . . .      321,210       32,121,040
 Westpeak Stock Index Series . . . . . .      295,640       27,731,481
 Back Bay Advisors Managed Series  . . .      182,770       24,998,992
 Loomis Sayles Avanti Growth Series  . .      168,672       21,813,307
 Westpeak Growth and Income Series . . .      132,562       17,011,817
 Loomis Sayles Small Cap Series  . . . .      173,260       21,938,318
 Salomon Bros. U.S. Government
  Series . . . . . . . . . . . . . . . .        4,330           47,709
 Loomis Sayles Balanced Series . . . . .      277,182        3,519,191
 Alger Equity Growth Series  . . . . . .    1,694,286       24,312,591
 Draycott International Equity Series  .      441,122        4,844,072
 Davis Venture Value Series  . . . . . .    1,191,836       16,778,624
 Salomon Bros. Bond Opportunities
  Series . . . . . . . . . . . . . . . .        2,345           28,407
 VIP Equity-Income Series  . . . . . . .    3,994,844       67,601,587
 VIP Overseas Series . . . . . . . . . .    3,251,652       51,758,903
 VIP High Income Series  . . . . . . . .      370,017        4,270,016
 VIP II Asset Manager Series . . . . . .      244,107        3,585,079
 Amount due and accrued (payable) from policy-related transactions,
  net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        378,429       37,297    1,495,891       73,267
 Dividends receivable . . . . . . . . . . . . . . . . . . . . . . . . .             --           --      135,927           --
                                                                          ------------  -----------  -----------  -----------
   Total Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . .    583,709,047   36,903,717   33,752,858   35,437,761
LIABILITIES
 Due New England Life Insurance Company . . . . . . . . . . . . . . . .     58,709,427    4,152,861    3,940,579    4,110,599
                                                                          ------------  -----------  -----------  -----------
   Total Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . .     58,709,427    4,152,861    3,940,579    4,110,599
                                                                          ------------  -----------  -----------  -----------
NET ASSETS FOR VARIABLE LIFE INSURANCE POLICIES . . . . . . . . . . . .   $524,999,620  $32,750,856  $29,812,279  $31,327,162
                                                                          ============  ===========  ===========  ===========





                             GROWTH
               AVANTI         AND
  MANAGED      GROWTH        INCOME
   SUB-         SUB-          SUB-
  ACCOUNT      ACCOUNT      ACCOUNT
-----------  -----------  ----------


$31,136,621  $26,636,623  $20,118,907



















     36,326       69,074       23,180
         --           --           --
-----------  -----------  -----------
 31,172,947   26,705,697   20,142,087

  2,587,943    4,214,337    2,970,391
-----------  -----------  -----------
  2,587,943    4,214,337    2,970,391
-----------  -----------  -----------
$28,585,004  $22,491,360  $17,171,696
===========  ===========  ===========

                       See Notes to Financial Statements



                                                                                                      VARIABLE INSURANCE
                                                                                                        PRODUCTS FUND
-------------------------------------------------------------------------------------------  ------------------------------------

   SMALL        U.S.                   EQUITY     INTERNATIONAL    VENTURE        BOND         EQUITY-                    HIGH
    CAP      GOVERNMENT   BALANCED     GROWTH        EQUITY         VALUE     OPPORTUNITIES    INCOME      OVERSEAS      INCOME
   SUB-         SUB-        SUB-        SUB-          SUB-          SUB-          SUB-          SUB-         SUB-         SUB-
  ACCOUNT     ACCOUNT     ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT     ACCOUNT
-----------  ----------  ----------  -----------  -------------  -----------  -------------  -----------  -----------  ----------


$24,997,883   $46,890    $3,755,816  $26,396,980   $4,980,263    $19,176,647     $27,254     $84,011,576  $61,261,119  $4,632,616
























     49,863       (56)          446       33,786       (6,452)        90,311          --          39,225       91,476         388

         --        --            --           --           --             --          --              --           --          --
-----------   -------    ----------  -----------   ----------    -----------     -------     -----------  -----------  ----------
 25,047,746    46,834     3,756,262   26,430,766    4,973,811     19,266,958      27,254      84,050,801   61,352,595   4,633,004


  3,525,015       797       522,853    4,360,484      735,836      2,604,988         486      11,691,229    9,943,254     534,363
-----------   -------    ----------  -----------   ----------    -----------     -------     -----------  -----------  ----------

  3,525,015       797       522,853    4,360,484      735,836      2,604,988         486      11,691,229    9,943,254     534,363
-----------   -------    ----------  -----------   ----------    -----------     -------     -----------  -----------  ----------

$21,522,731   $46,037    $3,233,409  $22,070,282   $4,237,975    $16,661,970     $26,768     $72,359,572  $51,409,341  $4,098,641
===========   =======    ==========  ===========   ==========    ===========     =======     ===========  ===========  ==========
 VARIABLE
INSURANCE
 PRODUCTS
 FUND II
-----------  -------------

  ASSET
 MANAGER
   SUB-
 ACCOUNT          TOTAL
-----------  -------------

$4,132,726   $  998,994,493



















    (5,236)       2,407,215
        --          135,927
----------   --------------
 4,127,490    1,001,537,635

   547,395      115,152,837
----------   --------------
   547,395      115,152,837
----------   --------------
$3,580,095   $  886,384,798
==========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY


 STATEMENT OF OPERATIONS



FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996




                                                                                                          NEW ENGLAND ZENITH FUND
                                            -------------------------------------------------------------------------------------
                                                                                                                          GROWTH
                                              CAPITAL        BOND        MONEY       STOCK                   AVANTI        AND
                                               GROWTH       INCOME       MARKET      INDEX      MANAGED      GROWTH       INCOME
                                                SUB-         SUB-         SUB-        SUB-        SUB-        SUB-         SUB-
                                              ACCOUNT      ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT      ACCOUNT
                                            ------------  -----------  ----------  ----------  ----------  ----------  ------------
INCOME
 Dividends  . . . . . . . . . . . . . . .   $ 32,991,113  $2,579,133   $1,306,712  $  841,454  $2,942,415  $1,494,679   $1,804,344
EXPENSE
 Mortality and expense risk charge (Note
  3). . . . . . . . . . . . . . . . . . .      2,981,244     192,456      160,903     168,590     158,607     137,775      100,738
                                            ------------  ----------   ----------  ----------  ----------  ----------   ----------
 Net investment income (loss) . . . . . .     30,009,869   2,386,677    1,145,809     672,864   2,783,808   1,356,904    1,703,606
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation
  (depreciation) on investments:
  Beginning of
   period . . . . . . . . . . . . . . . .     71,963,590     997,195           --   2,853,587   5,216,548   2,881,100    2,105,777
  End of period . . . . . . . . . . . . .    138,009,405      40,519           --   7,633,013   6,137,629   4,823,316    3,107,090
                                            ------------  ----------   ----------  ----------  ----------  ----------   ----------
 Net change in unrealized appreciation
  (depreciation). . . . . . . . . . . . .     66,045,815    (956,676)          --   4,779,426     921,081   1,942,216    1,001,313
 Net realized gain (loss) on investments         985,421         299           --       1,808      69,775      27,429       18,964
                                            ------------  ----------   ----------  ----------  ----------  ----------   ----------
 Net realized and unrealized gain (loss)
  on investments  . . . . . . . . . . . .     67,031,236    (956,377)          --   4,781,234     990,856   1,969,645    1,020,277
                                            ------------  ----------   ----------  ----------  ----------  ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM
 OPERATIONS . . . . . . . . . . . . . . .   $ 97,041,105  $1,430,300   $1,145,809  $5,454,098  $3,774,664  $3,326,549   $2,723,883
                                            ============  ==========   ==========  ==========  ==========  ==========   ==========



* For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.
                       See Notes to Financial Statements



                                                                                                VARIABLE INSURANCE
                                                                                                   PRODUCTS FUND
---------------------------------------------------------------------------------------  ---------------------------------

  SMALL        U.S.                 EQUITY     INTERNATIONAL   VENTURE        BOND         EQUITY-                  HIGH
   CAP      GOVERNMENT  BALANCED    GROWTH        EQUITY        VALUE     OPPORTUNITIES    INCOME      OVERSEAS    INCOME
   SUB-        SUB-       SUB-       SUB-          SUB-          SUB-         SUB-          SUB-         SUB-       SUB-
 ACCOUNT     ACCOUNT*   ACCOUNT    ACCOUNT        ACCOUNT      ACCOUNT      ACCOUNT*       ACCOUNT     ACCOUNT    ACCOUNT
----------  ----------  --------  -----------  -------------  ----------  -------------  -----------  ----------  --------

$1,624,708    $ 702     $104,939  $   44,863     $ 71,347     $  444,012    $ 1,218      $ 2,662,990  $1,164,550  $199,463


    90,146       28       11,713     104,685       19,385         64,656         40          428,473     325,346    19,551
----------    -----     --------  ----------     --------     ----------    -------      -----------  ----------  --------
 1,534,562      674       93,226     (59,822)      51,962        379,356      1,178        2,234,517     839,204   179,912


   768,552       --        3,769      65,901       24,089        171,931         --        9,642,454   4,022,725   167,043

 3,059,565     (819)     236,625   2,084,389      136,191      2,398,023     (1,153)      16,409,989   9,502,216   362,600
----------    -----     --------  ----------     --------     ----------    -------      -----------  ----------  --------
 2,291,013     (819)     232,856   2,018,488      112,102      2,226,092     (1,153)       6,767,535   5,479,491   195,557

    31,570       --        2,318      11,723          159          4,907         --           27,750      44,049     1,942
----------    -----     --------  ----------     --------     ----------    -------      -----------  ----------  --------

 2,322,583     (819)     235,174   2,030,211      112,261      2,230,999     (1,153)       6,795,285   5,523,540   197,499
----------    -----     --------  ----------     --------     ----------    -------      -----------  ----------  --------

$3,857,145    $(145)    $328,400  $1,970,389     $164,223     $2,610,355    $    25      $ 9,029,802  $6,362,744  $377,411
==========    =====     ========  ==========     ========     ==========    =======      ===========  ==========  ========
VARIABLE
INSURANCE
PRODUCTS
 FUND II
---------  -----------

  ASSET
 MANAGER
  SUB-
 ACCOUNT       TOTAL
---------  -----------

$174,907   $ 50,453,549

  20,483      4,984,819
--------   ------------
 154,424     45,468,730


 269,255    101,153,516
 547,647    194,486,245
--------   ------------
 278,392     93,332,729
   4,122      1,232,236
--------   ------------
 282,514     94,564,965
--------   ------------
$436,938   $140,033,695
========   ============


                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY


 STATEMENT OF OPERATIONS



FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995




                                                                             NEW ENGLAND ZENITH FUND
                        ----------------------------------------------------------------------------

                          CAPITAL        BOND         MONEY        STOCK                     AVANTI
                           GROWTH       INCOME        MARKET       INDEX       MANAGED       GROWTH
                            SUB-         SUB-          SUB-        SUB-          SUB-         SUB-
                          ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT
                        ------------  ------------  ----------  ------------  ----------  ------------
INCOME
 Dividends  . . . . .   $ 58,318,276  $ 1,844,411   $1,109,838  $   627,118   $1,061,289   $  535,217
EXPENSE
 Mortality and expense
  risk charge
  (Note 3)  . . . . .      2,173,846      143,873      112,033       95,240      113,501       77,636
                        ------------  -----------   ----------  -----------   ----------   ----------
 Net investment
  income  . . . . . .     56,144,430    1,700,538      997,805      531,878      947,788      457,581
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 Net unrealized
  appreciation
  (depreciation) on
  investments:
  Beginning of
   period . . . . . .      9,892,073   (2,028,893)          --   (1,645,744)     703,242      205,680
  End of period . . .     71,963,590      997,195           --    2,853,587    5,216,548    2,881,100
                        ------------  -----------   ----------  -----------   ----------   ----------
 Net change in
  unrealized
  appreciation
  (depreciation). . .     62,071,517    3,026,088           --    4,499,331    4,513,306    2,675,420
 Net realized gain
  (loss) on
  investments . . . .      1,613,390        7,382           --        7,637       42,457       21,233
                        ------------  -----------   ----------  -----------   ----------   ----------
 Net realized and
  unrealized gain on
  investments . . . .     63,684,907    3,033,470           --    4,506,968    4,555,763    2,696,653
                        ------------  -----------   ----------  -----------   ----------   ----------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS . . . . .   $119,829,337  $ 4,734,008   $  997,805  $ 5,038,846   $5,503,551   $3,154,234
                        ============  ===========   ==========  ===========   ==========   ==========



* For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.
                       See Notes to Financial Statements

                                                                                                        VARIABLE
                                                                                                        INSURANCE
                                                                            VARIABLE INSURANCE          PRODUCTS
                                                                               PRODUCTS FUND             FUND II
-------------------------------------------------------------------  ---------------------------------  ---------  -----------
  GROWTH
   AND        SMALL                EQUITY   INTERNATIONAL  VENTURE     EQUITY-                  HIGH      ASSET
  INCOME       CAP      BALANCED   GROWTH      EQUITY       VALUE      INCOME      OVERSEAS    INCOME    MANAGER
   SUB-        SUB-       SUB-      SUB-        SUB-         SUB-       SUB-         SUB-       SUB-      SUB-
 ACCOUNT     ACCOUNT    ACCOUNT*  ACCOUNT*    ACCOUNT*     ACCOUNT*    ACCOUNT     ACCOUNT    ACCOUNT    ACCOUNT       TOTAL
----------  ----------  --------  --------  -------------  --------  -----------  ----------  --------  ---------  -----------

$  606,696  $  365,015  $17,538   $195,436    $12,460      $ 86,716  $ 2,284,557  $  282,520  $  8,412  $ 11,896   $ 67,367,395


    52,633      24,746      743     11,686      2,165         7,251      233,864     240,253     6,639     9,537      3,305,646
----------  ----------  -------   --------    -------      --------  -----------  ----------  --------  --------   ------------
   554,063     340,269   16,795    183,750     10,295        79,465    2,050,693      42,267     1,773     2,359     64,061,749


     1,918       4,662       --         --         --            --      149,659     260,895       213    (1,503)     7,542,202

 2,105,777     768,552    3,769     65,901     24,089       171,931    9,642,454   4,022,725   167,043   269,255    101,153,516
----------  ----------  -------   --------    -------      --------  -----------  ----------  --------  --------   ------------
 2,103,859     763,890    3,769     65,901     24,089       171,931    9,492,795   3,761,830   166,830   270,758     93,611,314

     9,493       1,325      223        237        (34)          203       61,089      32,279     2,817     4,661      1,804,392
----------  ----------  -------   --------    -------      --------  -----------  ----------  --------  --------   ------------

 2,113,352     765,215    3,992     66,138     24,055       172,134    9,553,884   3,794,109   169,647   275,419     95,415,706
----------  ----------  -------   --------    -------      --------  -----------  ----------  --------  --------   ------------

$2,667,415  $1,105,484  $20,787   $249,888    $34,350      $251,599  $11,604,577  $3,836,376  $171,420  $277,778   $159,477,455
==========  ==========  =======   ========    =======      ========  ===========  ==========  ========  ========   ============


                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY


 STATEMENT OF OPERATIONS



FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994




                                                                           NEW ENGLAND ZENITH FUND
                                           -------------------------------------------------------------------------------------
                                                                                                                        GROWTH
                                             CAPITAL         BOND        MONEY       STOCK                    AVANTI     AND
                                              GROWTH        INCOME       MARKET      INDEX       MANAGED      GROWTH    INCOME
                                               SUB-          SUB-         SUB-       SUB-          SUB-        SUB-      SUB-
                                             ACCOUNT        ACCOUNT     ACCOUNT     ACCOUNT      ACCOUNT     ACCOUNT   ACCOUNT
                                           -------------  ------------  --------  ------------  -----------  --------  ---------
INCOME
 Dividends . . . . . . . . . . . . . . .   $ 13,519,083   $ 1,399,070   $691,932  $   307,159   $  678,949   $ 43,109  $ 89,817
EXPENSE
 Mortality and expense risk
  charge (Note 3)  . . . . . . . . . . .      1,637,278       107,252     93,830       59,230       86,049     31,737    18,214
                                           ------------   -----------   --------  -----------   ----------   --------  --------
 Net investment income (loss)  . . . . .     11,881,805     1,291,818    598,102      247,929      592,900     11,372    71,603
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
 Net unrealized appreciation
  (depreciation) on investments:
  Beginning of period  . . . . . . . . .     46,100,393        41,284         --   (1,457,732)   1,602,795    143,154    67,310
  End of period  . . . . . . . . . . . .      9,892,073    (2,028,893)        --   (1,645,744)     703,242    205,680     1,918
                                           ------------   -----------   --------  -----------   ----------   --------  --------
 Net change in unrealized appreciation
  (depreciation) . . . . . . . . . . . .    (36,208,320)   (2,070,177)        --     (188,012)    (899,553)    62,526   (65,392)
 Net realized gain (loss) on
  investments  . . . . . . . . . . . . .         67,810         1,763         --        6,200       37,994        542       776
                                           ------------   -----------   --------  -----------   ----------   --------  --------
 Net realized and unrealized gain (loss)
  on investments . . . . . . . . . . . .    (36,140,510)   (2,068,414)        --     (181,812)    (861,559)    63,068   (64,616)
                                           ------------   -----------   --------  -----------   ----------   --------  --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS . . . . . . .   $(24,258,705)  $  (776,596)  $598,102  $    66,117   $ (268,659)  $ 74,440  $  6,987
                                           ============   ===========   ========  ===========   ==========   ========  ========
                                                                                       VARIABLE
                                                                                       INSURANCE
                                                           VARIABLE INSURANCE          PRODUCTS
                                                              PRODUCTS FUND             FUND II
                                                     --------------------------------  ---------  ---------------

                                            SMALL    EQUITY-                  HIGH       ASSET
                                             CAP      INCOME    OVERSEAS     INCOME     MANAGER
                                             SUB-      SUB-       SUB-        SUB-       SUB-
                                           ACCOUNT*  ACCOUNT     ACCOUNT    ACCOUNT**  ACCOUNT**      TOTAL
                                           --------  ---------  ----------  ---------  ---------  ---------------
INCOME
 Dividends . . . . . . . . . . . . . . .    $  327   $670,101   $  69,390     $ --     $    --     $ 17,468,937
EXPENSE
 Mortality and expense risk
  charge (Note 3)  . . . . . . . . . . .        28     75,586     133,276        6          34        2,242,520
                                            ------   --------   ---------     ----     -------     ------------
 Net investment income (loss)  . . . . .       299    594,515     (63,886)      (6)        (34)      15,226,417
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
 Net unrealized appreciation
  (depreciation) on investments:
  Beginning of period  . . . . . . . . .        --     93,013     700,341       --          --       47,290,558
  End of period  . . . . . . . . . . . .     4,662    149,659     260,895      213      (1,503)       7,542,202
                                            ------   --------   ---------     ----     -------     ------------
 Net change in unrealized appreciation
  (depreciation) . . . . . . . . . . . .     4,662     56,646    (439,446)     213      (1,503)     (39,748,356)
 Net realized gain (loss) on
  investments  . . . . . . . . . . . . .        --       (929)       (471)      --          --          113,685
                                            ------   --------   ---------     ----     -------     ------------
 Net realized and unrealized gain (loss)
  on investments . . . . . . . . . . . .     4,662     55,717    (439,917)     213      (1,503)     (39,634,671)
                                            ------   --------   ---------     ----     -------     ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS . . . . . . .    $4,961   $650,232   $(503,803)    $207     $(1,537)    $(24,408,254)
                                            ======   ========   =========     ====     =======     ============



 * For the period May 2, 1994 (Commencement of Operations) through December 31, 1994.

** For the period August 31, 1994 (Commencement of Operations) through December
   31, 1994.



                       See Notes to Financial Statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

 STATEMENT OF CHANGES IN NET ASSETS



FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996





                                                                                                         NEW ENGLAND ZENITH FUND
                               -------------------------------------------------------------------------------------------------
                                                                                                                        GROWTH
                                 CAPITAL         BOND          MONEY          STOCK                      AVANTI           AND
                                  GROWTH        INCOME         MARKET         INDEX        MANAGED       GROWTH         INCOME
                                   SUB-          SUB-           SUB-          SUB-          SUB-          SUB-           SUB-
                                 ACCOUNT        ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
                               -------------  ------------  -------------  ------------  ------------  ------------  --------------
FROM OPERATING ACTIVITIES
 Net investment income
  (loss) . . . . . . . . . .   $ 30,009,869   $ 2,386,677   $  1,145,809   $   672,864   $ 2,783,808   $ 1,356,904    $ 1,703,606
 Net realized and unrealized
  gain (loss) on
  investments  . . . . . . .     67,031,236      (956,377)            --     4,781,234       990,856     1,969,645      1,020,277
                               ------------   -----------   ------------   -----------   -----------   -----------    -----------
  Net increase (decrease) in
   net assets resulting from
   operations  . . . . . . .     97,041,105     1,430,300      1,145,809     5,454,098     3,774,664     3,326,549      2,723,883
FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums transferred
  from New England Life
  Insurance Company
  (Note 4) . . . . . . . . .    111,194,198     8,517,031     79,806,482     6,566,717     5,631,293     7,140,375      5,201,936
 Net transfers (to) from
  other sub-accounts . . . .     (1,541,352)    1,894,963    (61,482,739)    5,875,439     1,412,522     2,859,556      2,274,270
 Net transfers to New England
  Life Insurance Company . .    (76,528,987)   (5,770,575)    (9,089,129)   (5,144,242)   (4,232,475)   (5,172,577)    (3,338,871)
                               ------------   -----------   ------------   -----------   -----------   -----------    -----------
  Net increase in net assets
   resulting from policy
   related
   transactions  . . . . . .     33,123,859     4,641,419      9,234,614     7,297,914     2,811,340     4,827,354      4,137,335
                               ------------   -----------   ------------   -----------   -----------   -----------    -----------
 Net increase in net assets     130,164,964     6,071,719     10,380,423    12,752,012     6,586,004     8,153,903      6,861,218
NET ASSETS, AT BEGINNING OF
 THE PERIOD  . . . . . . . .    394,834,656    26,679,137     19,431,856    18,575,150    21,999,000    14,337,457     10,310,478
                               ------------   -----------   ------------   -----------   -----------   -----------    -----------
NET ASSETS, AT END OF THE
 PERIOD. . . . . . . . . . .   $524,999,620   $32,750,856   $ 29,812,279   $31,327,162   $28,585,004   $22,491,360    $17,171,696
                               ============   ===========   ============   ===========   ===========   ===========    ===========



* For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.
                       See Notes to Financial Statements




-----------------------------------------------------------------------------------------------

   SMALL         U.S.                    EQUITY      INTERNATIONAL    VENTURE         BOND
    CAP       GOVERNMENT   BALANCED      GROWTH         EQUITY         VALUE      OPPORTUNITIES
   SUB-          SUB-        SUB-         SUB-           SUB-          SUB-           SUB-
  ACCOUNT      ACCOUNT*    ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT*
------------  ----------  -----------  ------------  -------------  ------------  -------------

$ 1,534,562    $   674    $   93,226   $   (59,822)  $    51,962    $   379,356     $ 1,178

  2,322,583       (819)      235,174     2,030,211       112,261      2,230,999      (1,153)
-----------    -------    ----------   -----------   -----------    -----------     -------

  3,857,145       (145)      328,400     1,970,389       164,223      2,610,355          25


  5,440,860         --       811,932     9,286,073     1,454,605      4,876,053          --
 10,060,122     46,951     2,383,695    11,496,667     2,908,047      9,510,686      27,190

 (4,380,392)      (769)     (708,829)   (6,395,345)   (1,242,748)    (3,721,564)       (447)
-----------    -------    ----------   -----------   -----------    -----------     -------

 11,120,590     46,182     2,486,798    14,387,395     3,119,904     10,665,175      26,743
-----------    -------    ----------   -----------   -----------    -----------     -------
 14,977,735     46,037     2,815,198    16,357,784     3,284,127     13,275,530      26,768

  6,544,996         --       418,211     5,712,498       953,848      3,386,440          --
-----------    -------    ----------   -----------   -----------    -----------     -------

$21,522,731    $46,037    $3,233,409   $22,070,282   $ 4,237,975    $16,661,970     $26,768
===========    =======    ==========   ===========   ===========    ===========     =======
                                            VARIABLE
                                           INSURANCE
           VARIABLE INSURANCE               PRODUCTS
             PRODUCTS FUND                  FUND II
----------------------------------------   -----------  -------------

  EQUITY-                        HIGH        ASSET
   INCOME        OVERSEAS       INCOME      MANAGER
    SUB-           SUB-          SUB-         SUB-
  ACCOUNT        ACCOUNT       ACCOUNT      ACCOUNT         TOTAL
-------------  -------------  -----------  -----------  -------------

$  2,234,517   $    839,204   $  179,912   $  154,424   $  45,468,730
   6,795,285      5,523,540      197,499      282,514      94,564,965
------------   ------------   ----------   ----------   -------------
   9,029,802      6,362,744      377,411      436,938     140,033,695

  20,426,731     17,135,189      970,763    1,258,847     285,719,085
   9,029,810      1,051,463    1,631,762      560,948              --
 (13,479,623)   (11,522,274)    (623,788)    (649,631)   (152,002,266)
------------   ------------   ----------   ----------   -------------
  15,976,918      6,664,378    1,978,737    1,170,164     133,716,819
------------   ------------   ----------   ----------   -------------
  25,006,720     13,027,122    2,356,148    1,607,102     273,750,514
  47,352,852     38,382,219    1,742,493    1,972,993     612,634,284
------------   ------------   ----------   ----------   -------------
$ 72,359,572   $ 51,409,341   $4,098,641   $3,580,095   $ 886,384,798
============   ============   ==========   ==========   =============


                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

 STATEMENT OF CHANGES IN NET ASSETS



FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995





                                                                                                         NEW ENGLAND ZENITH FUND
                                             -----------------------------------------------------------------------------------

                                               CAPITAL         BOND          MONEY          STOCK                       AVANTI
                                                GROWTH        INCOME         MARKET         INDEX        MANAGED        GROWTH
                                                 SUB-          SUB-           SUB-          SUB-          SUB-           SUB-
                                               ACCOUNT        ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT        ACCOUNT
                                             -------------  ------------  -------------  ------------  ------------  --------------
FROM OPERATING ACTIVITIES
 Net investment income . . . . . . . . . .   $ 56,144,430   $ 1,700,538   $    997,805   $   531,878   $   947,788    $   457,581
 Net realized and unrealized gain on
  investments. . . . . . . . . . . . . . .     63,684,907     3,033,470             --     4,506,968     4,555,763      2,696,653
                                             ------------   -----------   ------------   -----------   -----------    -----------
  Increase in net assets resulting from
   operations. . . . . . . . . . . . . . .    119,829,337     4,734,008        997,805     5,038,846     5,503,551      3,154,234
FROM POLICY-RELATED TRANSACTIONS
 Net premiums transferred from New England
  Life Insurance Company (Note 4)  . . . .    100,611,223     7,330,838     40,457,027     4,559,195     4,757,562      5,407,500
 Net transfers (to) from other
  sub-accounts . . . . . . . . . . . . . .     (7,820,362)    2,481,090    (32,083,917)    2,734,513       286,111      3,131,998
 Net transfers to New England Life
  Insurance Company  . . . . . . . . . . .    (67,280,279)   (4,616,930)    (6,819,802)   (3,436,368)   (3,307,802)    (3,767,486)
                                             ------------   -----------   ------------   -----------   -----------    -----------
  Increase in net assets resulting from
   policy related transactions . . . . . .     25,510,582     5,194,998      1,553,308     3,857,340     1,735,871      4,772,012
                                             ------------   -----------   ------------   -----------   -----------    -----------
 Net increase in net assets  . . . . . . .    145,339,919     9,929,006      2,551,113     8,896,186     7,239,422      7,926,246
NET ASSETS, AT BEGINNING OF THE PERIOD . .    249,494,737    16,750,131     16,880,743     9,678,964    14,759,578      6,411,211
                                             ------------   -----------   ------------   -----------   -----------    -----------
NET ASSETS, AT END OF THE PERIOD . . . . .   $394,834,656   $26,679,137   $ 19,431,856   $18,575,150   $21,999,000    $14,337,457
                                             ============   ===========   ============   ===========   ===========    ===========



* For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.
                       See Notes to Financial Statements



                                                                                           VARIABLE INSURANCE
                                                                                             PRODUCTS FUND
------------------------------------------------------------------------------   --------------------------------------
  GROWTH
    AND          SMALL                   EQUITY      INTERNATIONAL   VENTURE       EQUITY-                      HIGH
  INCOME          CAP       BALANCED     GROWTH         EQUITY        VALUE        INCOME       OVERSEAS       INCOME
   SUB-          SUB-         SUB-        SUB-           SUB-          SUB-         SUB-          SUB-          SUB-
  ACCOUNT       ACCOUNT     ACCOUNT*    ACCOUNT*       ACCOUNT*      ACCOUNT*      ACCOUNT       ACCOUNT      ACCOUNT
------------  ------------  ---------  ------------  -------------  -----------  ------------  ------------  -----------

$   554,063   $   340,269   $ 16,795   $   183,750    $  10,295     $   79,465   $ 2,050,693   $    42,267   $    1,773

  2,113,352       765,215      3,992        66,138       24,055        172,134     9,553,884     3,794,109      169,647
-----------   -----------   --------   -----------    ---------     ----------   -----------   -----------   ----------
  2,667,415     1,105,484     20,787       249,888       34,350        251,599    11,604,577     3,836,376      171,420


  3,473,273     2,237,626     81,978     1,048,361      241,835        625,044    13,985,879    17,076,602      395,370
  2,645,617     4,814,141    409,874     5,735,744      948,764      3,228,499    12,483,761    (2,007,296)   1,503,857

 (2,568,808)   (1,803,085)   (94,428)   (1,321,495)    (271,101)      (718,702)   (9,853,532)   (8,392,295)    (358,576)
-----------   -----------   --------   -----------    ---------     ----------   -----------   -----------   ----------

  3,550,082     5,248,682    397,424     5,462,610      919,498      3,134,841    16,616,108     6,677,011    1,540,651
-----------   -----------   --------   -----------    ---------     ----------   -----------   -----------   ----------
  6,217,497     6,354,166    418,211     5,712,498      953,848      3,386,440    28,220,685    10,513,387    1,712,071

  4,092,981       190,830         --            --           --             --    19,132,167    27,868,832       30,422
-----------   -----------   --------   -----------    ---------     ----------   -----------   -----------   ----------

$10,310,478   $ 6,544,996   $418,211   $ 5,712,498    $ 953,848     $3,386,440   $47,352,852   $38,382,219   $1,742,493
===========   ===========   ========   ===========    =========     ==========   ===========   ===========   ==========
 VARIABLE
INSURANCE
 PRODUCTS
 FUND II
-----------  ----------------

  ASSET
 MANAGER
   SUB-
 ACCOUNT          TOTAL
-----------  ----------------

$    2,359    $  64,061,749
   275,419       95,415,706
----------    -------------
   277,778      159,477,455

   696,227      202,985,540
 1,507,606               --
  (709,312)    (115,320,001)
----------    -------------
 1,494,521       87,665,539
----------    -------------
 1,772,299      247,142,994
   200,694      365,491,290
----------    -------------
$1,972,993    $ 612,634,284
==========    =============


                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

 STATEMENT OF CHANGES IN NET ASSETS



FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994





                                                                         NEW ENGLAND ZENITH FUND
                                      ------------------------------------------------------------------------------------

                                        CAPITAL         BOND          MONEY          STOCK                      AVANTI
                                         GROWTH        INCOME         MARKET         INDEX        MANAGED       GROWTH
                                          SUB-          SUB-           SUB-          SUB-          SUB-          SUB-
                                        ACCOUNT        ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT
                                      -------------  ------------  -------------  ------------  ------------  ------------
FROM OPERATING ACTIVITIES
 Net investment income (loss) . . .   $ 11,881,805   $ 1,291,818   $    598,102   $   247,929   $   592,900   $    11,372
 Net realized and unrealized gain
  (loss) on investments . . . . . .    (36,140,510)   (2,068,414)            --      (181,812)     (861,559)       63,068
                                      ------------   -----------   ------------   -----------   -----------   -----------
  Increase (decrease) in net assets
   resulting from operations  . . .    (24,258,705)     (776,596)       598,102        66,117      (268,659)       74,440
FROM POLICY-RELATED TRANSACTIONS
 Net premiums transferred from New
  England Life Insurance Company
  (Note 4)  . . . . . . . . . . . .    101,802,783     6,362,705     39,544,492     3,600,140     4,112,835     3,173,029
 Net transfers (to) from other
  sub-accounts. . . . . . . . . . .     (1,234,289)     (822,617)   (29,858,294)      718,688      (186,357)    2,527,486
 Net transfers to New England Life
  Insurance Company . . . . . . . .    (56,761,722)   (4,458,223)    (6,161,941)   (2,075,140)   (3,102,454)   (2,027,427)
                                      ------------   -----------   ------------   -----------   -----------   -----------
  Increase in net assets resulting
   from policy-related
   transactions . . . . . . . . . .     43,806,772     1,081,865      3,524,257     2,243,688       824,024     3,673,088
                                      ------------   -----------   ------------   -----------   -----------   -----------
 Net increase in net assets . . . .     19,548,067       305,269      4,122,359     2,309,805       555,365     3,747,528
NET ASSETS, AT BEGINNING OF THE
 PERIOD . . . . . . . . . . . . . .    229,946,670    16,444,862     12,758,384     7,369,159    14,204,213     2,663,683
                                      ------------   -----------   ------------   -----------   -----------   -----------
NET ASSETS, AT END OF THE PERIOD  .   $249,494,737   $16,750,131   $ 16,880,743   $ 9,678,964   $14,759,578   $ 6,411,211
                                      ============   ===========   ============   ===========   ===========   ===========
                                                                                                     VARIABLE
                                                                                                     INSURANCE
                                                                       VARIABLE INSURANCE            PRODUCTS
                                                                         PRODUCTS FUND                FUND II
                                                              -------------------------------------  ---------  ---------------
                                        GROWTH
                                         AND         SMALL      EQUITY-                     HIGH       ASSET
                                        INCOME        CAP       INCOME       OVERSEAS      INCOME     MANAGER
                                         SUB-        SUB-        SUB-          SUB-         SUB-       SUB-
                                       ACCOUNT     ACCOUNT*     ACCOUNT       ACCOUNT     ACCOUNT**  ACCOUNT**      TOTAL
                                      -----------  ---------  ------------  ------------  ---------  ---------  ---------------
FROM OPERATING ACTIVITIES
 Net investment income (loss) . . .   $   71,603   $    299   $   594,515   $   (63,886)  $    (6)   $    (34)   $ 15,226,417
 Net realized and unrealized gain
  (loss) on investments . . . . . .      (64,616)     4,662        55,717      (439,917)      213      (1,503)    (39,634,671)
                                      ----------   --------   -----------   -----------   -------    --------    ------------
  Increase (decrease) in net assets
   resulting from operations  . . .        6,987      4,961       650,232      (503,803)      207      (1,537)    (24,408,254)
FROM POLICY-RELATED TRANSACTIONS
 Net premiums transferred from New
  England Life Insurance Company
  (Note 4)  . . . . . . . . . . . .    1,762,484      4,323     9,237,234    11,268,285       102       8,495     180,876,907
 Net transfers (to) from other
  sub-accounts. . . . . . . . . . .    2,012,595    226,677     9,868,299    16,487,055    36,048     224,709              --
 Net transfers to New England Life
  Insurance Company . . . . . . . .    (1,190,128)  (45,131)   (4,905,512)   (8,836,370)   (5,935)    (30,973)    (89,600,956)
                                      ----------   --------   -----------   -----------   -------    --------    ------------
  Increase in net assets resulting
   from policy-related
   transactions . . . . . . . . . .    2,584,951    185,869    14,200,021    18,918,970    30,215     202,231      91,275,951
                                      ----------   --------   -----------   -----------   -------    --------    ------------
 Net increase in net assets . . . .    2,591,938    190,830    14,850,253    18,415,167    30,422     200,694      66,867,697
NET ASSETS, AT BEGINNING OF THE
 PERIOD . . . . . . . . . . . . . .    1,501,043         --     4,281,914     9,453,665        --          --     298,623,593
                                      ----------   --------   -----------   -----------   -------    --------    ------------
NET ASSETS, AT END OF THE PERIOD  .   $4,092,981   $190,830   $19,132,167   $27,868,832   $30,422    $200,694    $365,491,290
                                      ==========   ========   ===========   ===========   =======    ========    ============



 * For the period May 2, 1994 (Commencement of Operations) through December 31, 1994.

** For the period August 31, 1994 (Commencement of Operations) through
   December 31, 1994.



                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY


 NOTES TO FINANCIAL STATEMENTS


1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO"), formerly New England Variable Life Insurance Company ("NEVLICO"), was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO.

Effective with the merger on August 30, 1996 of New England Mutual Life Insurance Company ("NEMLICO") and Metropolitan Life Insurance Company ("MLI"), NEMLICO ceased to exist, with MLI the surviving company of the merger. NELICO then became an indirect wholly-owned subsidiary of MLI.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has eighteen investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II are diversified, open-end management investment companies. The Account purchases or redeems shares of the eighteen Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Currently, the charges are made daily at an annual rate of .35% of the Account assets attributable to fixed premium ("Zenith Life") variable policies, .45% of the Account assets attributable to single premium ("Zenith Life One") variable life policies, .60% of the Account assets attributable to variable ordinary ("Zenith Life Plus" and "Zenith Life Plus II") life policies and limited payment ("Zenith Life Executive 65") variable life policies, .90% of the Account assets attributable to variable survivorship ("Zenith Survivorship Life") life policies, and .75% of the Account assets attributable to flexible premium ("Zenith Flexible Life") variable policies. For the modified single premium ("American Gateway") variable life policies mortality and expense risk charges are not charged against the sub-account assets but are deducted from the policy cash values monthly at an annual rate of .90%.

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash values in the sub-accounts. These deductions, depending on the policy, could include sales loads, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY


 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

6. INVESTMENT ADVISERS. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, Inc. which is a subsidiary of NELICO, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.


           SERIES                    ADVISER                 SUB-ADVISER
           ------             ----------------------  -----------------------
Capital Growth                Capital Growth
                              Management, L.P.
                              ("CGM")*
Back Bay Advisors Money
 Market                       TNE Advisers, Inc.**    Back Bay Advisors, L.P.*
Back Bay Advisors Bond
 Income                       TNE Advisers, Inc.**    Back Bay Advisors, L.P.*
Back Bay Advisors Managed     TNE Advisers, Inc.**    Back Bay Advisors, L.P.*
Westpeak Stock Index          TNE Advisers, Inc.**    Westpeak Investment
                                                      Advisors, L.P.*
Westpeak Growth and Income    TNE Advisers, Inc.**    Westpeak Investment
                                                      Advisors, L.P.*
Loomis Sayles Avanti Growth   TNE Advisers, Inc.**    Loomis, Sayles & Company,
                                                      L.P.*
Loomis Sayles Small Cap       TNE Advisers, Inc.**    Loomis, Sayles & Company,
                                                      L.P.*
Loomis Sayles Balanced        TNE Advisers, Inc.**    Loomis, Sayles & Company,
                                                      L.P.*
Draycott International
 Equity                       TNE Advisers, Inc.**    Draycott Partners, Ltd.
Davis Venture Value           TNE Advisers, Inc.**    Davis Selected Advisers,
                                                      Inc.
Alger Equity Growth           TNE Advisers, Inc.**    Fred Alger Management,
                                                      Inc.
Salomon Brothers U.S.
 Government                   TNE Advisers, Inc.**    Salomon Brothers Asset
                                                      Management, Inc.
Salomon Brothers Strategic
 Bond Opportunities           TNE Advisers, Inc.**    Salomon Brothers Asset
                                                      Management, Inc.



*  An affiliate of NELICO
** A subsidiary of NELICO

In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Loomis Sayles Avanti Growth Series and Loomis Sayles Small Cap Series, TNE Advisers became the adviser on May 1, 1995. Prior to that date those Series were advised by their current sub-adviser, except as follows. NEMLICO, the former parent of NELICO, itself served as investment adviser to the Back Bay Advisors Money Market Series and Back Bay Advisors Bond Income Series until September 10, 1986 when Back Bay Advisors assumed its responsibilities under the investment advisory agreements with those Series. Back Bay Advisors served as investment adviser to the Westpeak Stock Index Series until August 2, 1993, when Westpeak became the investment adviser. The Capital Growth Series was managed by Loomis, Sayles until March 1, 1990, when its Capital Growth Management division was reorganized into CGM. The Equity-Income, Overseas, and High Income Portfolios of the Variable Insurance Products Fund and the Asset Manager Portfolio of the Variable Insurance Products Fund II receive investment advice from Fidelity Management & Research Company.

On January 22, 1997, the Board of Trustees of New England Zenith Fund approved a new subadvisory agreement relating to the Draycott International Equity Series between TNE Advisers, Inc. and Morgan Stanley Asset Management Inc. ("MSAM"). This new agreement, is expected to become effective May 1, 1997 (subject to shareholder approval, if necessary). Under this new agreement MSAM would become subadviser of the Series, succeeding Draycott Partners, Ltd. and would be responsible for the day to day management of the Series. The new name of the Series will be Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY


 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 1996:


                                                    PURCHASES        SALES
                                                   ------------  --------------
Capital Growth Series                              $192,435,910   $125,337,191
Back Bay Advisors Money Market Series                98,065,488     87,200,674
Back Bay Advisors Bond Income Series                 18,719,861     11,239,097
Back Bay Advisors Managed Series                     13,159,539      7,382,329
Westpeak Stock Index Series                          16,840,737      7,613,106
Westpeak Growth and Income Series                    11,290,092      4,514,904
Loomis Sayles Avanti Growth Series                   14,804,586      7,554,161
Loomis Sayles Small Cap Series                       20,487,120      6,016,762
Loomis Sayles Balanced Series                         3,720,239        699,768
Draycott International Equity Series                  5,234,589      1,560,413
Davis Venture Value Series                           16,761,770      3,814,839
Alger Equity Growth Series                           25,051,802      7,538,044
Salomon Brothers U.S. Government Series*                 47,709             --
Salomon Brothers Strategic Bond Opportunities
 Series*                                                 28,407             --
VIP Equity-Income Series                             40,788,600     18,781,619
VIP Overseas Series                                  29,417,696     19,661,090
VIP High Income Series                                3,849,778      1,456,754
VIP II Asset Manager Series                           2,822,409      1,496,363



   * For the period July 1, 1996 (Commencement of Operations of the sub-account) through December 31, 1996.

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the sub-account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown (in the case of the American Gateway Series, the mortality and expense risk charge is deducted monthly from cash values rather than daily from sub-account assets and, therefore, does not impact sub-account net investment returns). These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)




FIXED PREMIUM ("ZENITH LIFE") POLICIES


                                                          NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                              --------------------------------------------------------------------------------------------------
                              1/1/87-   1/1/88-   1/1/89-   1/1/90-   1/1/91-   1/1/92-   1/1/93-   1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                   12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95   12/31/96
-----------                   --------  --------  --------  --------  --------  --------  --------  --------  --------  ----------
Capital Growth  . . . . . . .  52.17%   (9.11)%    30.30%   (3.82)%    53.45%   (6.38)%    14.57%   (7.39)%    37.55%     20.65%
Bond Income . . . . . . . . .   1.91%    7.99%     11.91%    7.71%     17.55%    7.80%     12.22%   (3.70)%    20.78%      4.24%
Money Market  . . . . . . . .   6.16%    7.14%      8.87%    7.81%      5.84%    3.43%      2.61%    3.61%      5.33%      4.76%




                              5/1/87-   1/1/88-   1/1/89-   1/1/90-   1/1/91-   1/1/92-   1/1/93-   1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                   12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95   12/31/96
-----------                   --------  --------  --------  --------  --------  --------  --------  --------  --------  ----------
Stock Index . . . . . . . . . (12.40)%   15.93%    29.70%   (4.48)%    29.98%    6.92%      9.34%    0.76%     36.44%     22.04%
Managed . . . . . . . . . . .  (0.89)%    9.10%    18.67%    2.85%     19.75%    6.33%     10.26%   (1.46)%    30.81%     14.62%




                                                                                           4/30/93-  1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                12/31/93  12/31/94  12/31/95   12/31/96
-----------                                                                                --------  --------  --------  ----------
Avanti Growth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.47%   (0.62)%    29.90%     17.20%
Growth and Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13.97%   (1.55)%    35.99%     17.68%




                                                                                           4/30/93-  1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                12/31/93  12/31/94  12/31/95   12/31/96
-----------                                                                                --------  --------  --------  ----------
Equity-Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9.29%    6.69%     34.62%     13.88%
Overseas . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.57%    1.37%      9.30%     12.82%




                                                                                                     5/2/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                          12/31/94  12/31/95   12/31/96
-----------                                                                                          --------  --------  ----------
Small Cap  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (3.45)%    28.40%     30.22%




                                                                                                     8/31/94-  1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                          12/31/94  12/31/95   12/31/96
-----------                                                                                          --------  --------  ----------
High Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (0.58)%    20.18%     13.63%
Asset Manager  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4.41)%    16.55%     14.20%




                                                                                                               5/1/95-    1/1/96-
SUB-ACCOUNT                                                                                                    12/31/95   12/31/96
-----------                                                                                                    --------  ----------
Equity Growth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24.84%     12.78%
Balanced . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13.75%     16.50%
International Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3.85%      6.30%
Venture Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21.64%     25.40%

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)




SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES


                                                           NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                               --------------------------------------------------------------------------------------------------
                               1/1/87-   1/1/88-   1/1/89-   1/1/90-   1/1/91-   1/1/92-   1/1/93-   1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                    12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95   12/31/96
-----------                    --------  --------  --------  --------  --------  --------  --------  --------  --------  ----------
Capital Growth . . . . . . . .  52.02%   (9.20)%    30.17%   (3.91)%    53.29%   (6.47)%    14.46%   (7.38)%    37.41%     20.53%
Bond Income  . . . . . . . . .   1.81%    7.88%     11.79%    7.60%     17.43%    7.69%     12.10%   (3.80)%    20.66%      4.14%
Money Market . . . . . . . . .   6.05%    7.03%      8.77%    7.71%      5.74%    3.33%      2.51%    3.35%      5.23%      4.65%




                               5/1/87-   1/1/88-   1/1/89-   1/1/90-   1/1/91-   1/1/92-   1/1/93-   1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                    12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95   12/31/96
-----------                    --------  --------  --------  --------  --------  --------  --------  --------  --------  ----------
Stock Index  . . . . . . . . . (12.46)%   15.82%    29.57%   (4.58)%    29.85%    6.81%      9.23%    0.66%     36.30%     21.91%
Managed  . . . . . . . . . . .  (0.96)%    8.99%    18.55%    2.75%     19.63%    6.22%     10.15%   (1.56)%    30.67%     14.51%




                                                                                           4/30/93-  1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                12/31/93  12/31/94  12/31/95   12/31/96
-----------                                                                                --------  --------  --------  ----------
Avanti Growth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.39%   (0.72)%    29.77%     17.08%
Growth and Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13.90%   (1.65)%    35.85%     17.56%




                                                                                           4/30/93-  1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                12/31/93  12/31/94  12/31/95   12/31/96
-----------                                                                                --------  --------  --------  ----------
Equity-Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9.22%    6.59%     34.49%     13.77%
Overseas . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.49%    1.27%      9.19%     12.70%




                                                                                                     5/2/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                          12/31/94  12/31/95   12/31/96
-----------                                                                                          --------  --------  ----------
Small Cap  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (3.52)%    28.27%     30.09%




                                                                                                     8/31/94-  1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                          12/31/94  12/31/95   12/31/96
-----------                                                                                          --------  --------  ----------
High Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (0.61)%    20.06%     13.52%
Asset Manager  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4.45)%    16.43%     14.09%




                                                                                                               5/1/95-    1/1/96-
SUB-ACCOUNT                                                                                                    12/31/95   12/31/96
-----------                                                                                                    --------  ----------
Equity Growth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24.76%     12.66%
Balanced . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13.67%     16.39%
International Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3.79%      6.19%
Venture Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21.56%     25.27%

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)



VARIABLE ORDINARY ("ZENITH LIFE PLUS" AND "ZENITH LIFE PLUS II") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES


                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                     --------------------------------------------------------------------------------------------------
                     1/1/87-   1/1/88-   1/1/89-   1/1/90-   1/1/91-   1/1/92-   1/1/93-   1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT          12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95   12/31/96
-----------          --------  --------  --------  --------  --------  --------  --------  --------  --------  ----------
Capital Growth . . .  51.79%   (9.34)%    29.98%   (4.06)%    53.06%   (6.61)%    14.28%   (7.62)%    37.21%     20.34%
Bond Income  . . . .   1.65%    7.72%     11.63%    7.44%     17.25%    7.53%     11.94%   (3.94)%    20.47%      3.98%
Money Market . . . .   5.89%    6.87%      8.60%    7.54%      5.58%    3.18%      2.36%    3.35%      5.07%      4.50%




                     5/1/87-   1/1/88-   1/1/89-   1/1/90-   1/1/91-   1/1/92-   1/1/93-   1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT          12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95   12/31/96
-----------          --------  --------  --------  --------  --------  --------  --------  --------  --------  ----------
Stock Index  . . . . (12.55)%   15.65%    29.37%   (4.72)%    29.65%    6.65%     9.07%     0.51%     36.10%     21.73%
Managed  . . . . . .  (1.06)%    8.83%    18.37%    2.59%     19.45%    6.06%     9.99%    (1.70)%    30.48%     14.34%




                                                                                 4/30/93-  1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                      12/31/93  12/31/94  12/31/95   12/31/96
-----------                                                                      --------  --------  --------  ----------
Avanti Growth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.28%   (0.87)%    29.57%     16.90%
Growth and Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13.78%   (1.80)%    35.65%     17.38%




                                                                                 4/30/93-  1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                      12/31/93  12/31/94  12/31/95   12/31/96
-----------                                                                      --------  --------  --------  ----------
Equity-Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9.11%    6.43%     34.29%     13.59%
Overseas . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.38%    1.12%      9.02%     12.53%




                                                                                           5/2/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                12/31/94  12/31/95   12/31/96
-----------                                                                                --------  --------  ----------
Small Cap  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (3.61)%    28.08%     29.90%




                                                                                           8/31/94-  1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                12/31/94  12/31/95   12/31/96
-----------                                                                                --------  --------  ----------
High Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (0.66)%    19.88%     13.35%
Asset Manager  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4.49)%    16.26%     13.91%




                                                                                                      5/1/95-    1/1/96-
SUB-ACCOUNT                                                                                           12/31/95   12/31/96
-----------                                                                                           --------  ----------
Equity Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24.64%     12.49%
Balanced  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13.56%     16.21%
International Equity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3.68%      6.03%
Venture Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21.44%     25.08%

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)




VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES


                                                          NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                              --------------------------------------------------------------------------------------------------
                              1/1/87-   1/1/88-   1/1/89-   1/1/90-   1/1/91-   1/1/92-   1/1/93-   1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                   12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95   12/31/96
-----------                   --------  --------  --------  --------  --------  --------  --------  --------  --------  ----------
Capital Growth  . . . . . . .  51.34%   (9.61)%    29.59%   (4.35)%    52.61%   (6.90)%    13.94%   (7.90)%    36.80%     19.98%
Bond Income . . . . . . . . .   1.35%    7.40%     11.29%    7.11%     16.90%    7.21%     11.60%   (4.23)%    20.12%      3.67%
Money Market  . . . . . . . .   5.57%    6.55%      8.28%    7.22%      5.26%    2.87%      2.05%    3.04%      4.75%      4.18%




                              5/1/87-   1/1/88-   1/1/89-   1/1/90-   1/1/91-   1/1/92-   1/1/93-   1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                   12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95   12/31/96
-----------                   --------  --------  --------  --------  --------  --------  --------  --------  --------  ----------
Stock Index . . . . . . . . . (12.73)%   15.30%    28.99%   (5.01)%    29.27%    6.33%     8.74%     0.21%     35.69%     21.36%
Managed . . . . . . . . . . .  (1.26)%    8.50%    18.02%    2.28%     19.10%    5.74%     9.69%    (2.00)%    30.09%     13.99%




                                                                                           4/30/93-  1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                12/31/93  12/31/94  12/31/95   12/31/96
-----------                                                                                --------  --------  --------  ----------
Avanti Growth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.05%   (1.16)%    29.19%     16.55%
Growth and Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13.55%   (2.09)%    35.25%     17.03%




                                                                                           4/30/93-  1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                12/31/93  12/31/94  12/31/95   12/31/96
-----------                                                                                --------  --------  --------  ----------
Equity-Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8.89%    6.11%     33.89%     13.25%
Overseas . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.15%    0.82%      8.70%     12.19%




                                                                                                     5/2/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                          12/31/94  12/31/95   12/31/96
-----------                                                                                          --------  --------  ----------
Small Cap  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (3.80)%    27.69%     29.50%




                                                                                                     8/31/94-  1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                          12/31/94  12/31/95   12/31/96
-----------                                                                                          --------  --------  ----------
High Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (0.76)%    19.53%     13.00%
Asset Manager  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4.59)%    15.91%     13.57%




                                                                                                               5/1/95-    1/1/96-
SUB-ACCOUNT                                                                                                    12/31/95   12/31/96
-----------                                                                                                    --------  ----------
Equity Growth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24.39%     12.15%
Balanced . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13.33%     15.86%
International Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3.48%      5.71%
Venture Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21.20%     24.71%

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)



FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES


                                                           NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                               --------------------------------------------------------------------------------------------------
                               1/1/87-   1/1/88-   1/1/89-   1/1/90-   1/1/91-   1/1/92-   1/1/93-   1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                    12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95   12/31/96
-----------                    --------  --------  --------  --------  --------  --------  --------  --------  --------  ----------
Capital Growth . . . . . . . .  51.56%   (9.47)%    31.88%   (5.73)%    52.83%   (6.75)%    14.11%   (7.76)%    37.00%     20.16%
Bond Income  . . . . . . . . .   1.50%    7.56%     11.46%    7.28%     17.08%    7.37%     11.77%   (4.08)%    20.29%      3.82%
Money Market . . . . . . . . .   5.73%    6.71%      8.44%    7.38%      5.42%    3.02%      2.20%    3.20%      4.91%      4.34%




                               5/1/87-   1/1/88-   1/1/89-   1/1/90-   1/1/91-   1/1/92-   1/1/93-   1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                    12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95   12/31/96
-----------                    --------  --------  --------  --------  --------  --------  --------  --------  --------  ----------
Stock Index  . . . . . . . . . (13.06)%   15.47%    29.18%   (4.86)%    29.46%    6.49%     8.90%     0.36%     35.90%     21.55%
Managed  . . . . . . . . . . .  (1.15)%    8.67%    18.20%    2.44%     19.28%    5.90%     9.82%    (1.85)%    30.28%     14.16%




                                                                                           4/30/93-  1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                12/31/93  12/31/94  12/31/95   12/31/96
-----------                                                                                --------  --------  --------  ----------
Avanti Growth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.16%   (1.01)%    29.38%     16.72%
Growth and Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13.67%   (1.94)%    35.45%     17.21%




                                                                                           4/30/93-  1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                12/31/93  12/31/94  12/31/95   12/31/96
-----------                                                                                --------  --------  --------  ----------
Equity-Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9.00%    6.27%     34.09%     13.42%
Overseas . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.26%    0.97%      8.86%     12.36%




                                                                                                     5/2/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                          12/31/94  12/31/95   12/31/96
-----------                                                                                          --------  --------  ----------
Small Cap  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (3.71)%    27.88%     29.70%




                                                                                                     8/31/94-  1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                          12/31/94  12/31/95   12/31/96
-----------                                                                                          --------  --------  ----------
High Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (0.71)%    19.71%     13.17%
Asset Manager  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4.54)%    16.08%     13.74%




                                                                                                               5/1/95-    1/1/96-
SUB-ACCOUNT                                                                                                    12/31/95   12/31/96
-----------                                                                                                    --------  ----------
Equity Growth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24.51%     12.32%
Balanced . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13.44%     16.03%
International Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3.58%      5.87%
Venture Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21.32%     24.89%

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)




MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES


                                                           NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                               --------------------------------------------------------------------------------------------------
                               1/1/87-   1/1/88-   1/1/89-   1/1/90-   1/1/91-   1/1/92-   1/1/93-   1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                    12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95   12/31/96
-----------                    --------  --------  --------  --------  --------  --------  --------  --------  --------  ----------
Bond Income  . . . . . . . . .  2.27%     8.37%     12.30%    8.09%     17.96%    8.18%     12.61%   (3.36)%    21.20%     4.61%
Money Market . . . . . . . . .  6.53%     7.52%      9.25%    8.19%      6.21%    3.80%      2.97%    3.97%      5.70%     5.13%




                               5/1/87-   1/1/88-   1/1/89-   1/1/90-   1/1/91-   1/1/92-   1/1/93-   1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                    12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95   12/31/96
-----------                    --------  --------  --------  --------  --------  --------  --------  --------  --------  ----------
Stock Index  . . . . . . . . . (12.20)%   16.34%    30.15%   (4.14)%    30.43%    7.30%      9.72%    1.12%     36.92%     22.47%
Managed  . . . . . . . . . . .  (0.66)%    9.48%    19.08%    3.21%     20.17%    6.70%     10.65%   (1.11)%    31.26%     15.03%




                                                                                           4/30/93-  1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                12/31/93  12/31/94  12/31/95   12/31/96
-----------                                                                                --------  --------  --------  ----------
Avanti Growth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.74%   (0.27)%    30.35%     17.61%
Growth and Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.24%   (1.21)%    36.47%     18.10%




                                                                                                     5/2/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                          12/31/94  12/31/95   12/31/96
-----------                                                                                          --------  --------  ----------
Small Cap  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (3.23)%    28.84%     30.68%




                                                                                                    10/31/94-  1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                         12/31/94   12/31/95   12/31/96
-----------                                                                                         ---------  --------  ----------
Equity Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  (4.20)%    48.69%     13.17%
Balanced  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  (0.10)%    24.79%     16.91%
International Equity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2.60%      6.23%      6.67%
Venture Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  (3.50)%    39.28%     25.84%
U.S. Government . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0.60%     15.02%      3.31%
Strategic Bond Opportunities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  (1.40)%    19.38%     14.36%



The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

                                                                   Bulk Rate
   [N/E THE NEW ENGLAND/(R)/ INSURANCE AND INVESTMENT LOGO]      U.S. Postage
                                                                     PAID
   NEW ENGLAND LIFE INSURANCE COMPANY                             Hudson, MA
   501 BOYLSTON STREET                                           Permit No. 19
   BOSTON, MASSACHUSETTS 02116
                                                                ---------------





  EQUAL OPPORTUNITY EMPLOYER M/F
  /(C) /1997 NEW ENGLAND LIFE INSURANCE COMPANY


   -----------------------------------------------------------------------------

  This booklet has been prepared for variable contract owners of New England Life Insurance Company.

  VL 1



(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND: GROWTH PORTFOLIO
ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



MARKET ENVIRONMENT                  3    A review of what happened in world markets
                                         during the last year.

PERFORMANCE                         4    How the fund has done over time.

FUND TALK                           5    The manager's review of fund performance, strategy
                                         and outlook.

INVESTMENTS                         6    A complete list of the fund's investments with their
                                         market values.

FINANCIAL STATEMENTS                11   Statements of assets and liabilities, operations, and
                                         changes in net assets, as well as financial highlights.

NOTES                               13   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   15   The auditors' opinion.

DISTRIBUTIONS                       16



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets posted positive returns in 1996, aided by moderate growth and low inflation. Sustained corporate earnings growth and a favorable interest rate environment also proved beneficial. Japan, however, was the major exception as an underperforming stock market and a weak yen undermined returns for U.S.-based investors. The strongest gains came from the often-volatile emerging bond markets in 1996, while performance of the bond markets of developed countries was mixed.
U.S. STOCK MARKETS
The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 22.96% for the 12 months that ended December 31, 1996, well above the index's long-term average annual return of about 12%. The Russell 2000 Index - a measure of small stock performance - rose 16.49%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 28.70%, closing above 6500 for the first time in November.
The U.S. stock market spent much of the past year breaking price and trading volume records. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks in an environment where it was sometimes difficult to discern the health of the economy.
Most industry sectors experienced positive, if not strong performance. At mid-year, technology stocks suffered from a sell-off sparked by fears that company earnings were weakening. Nevertheless, this sector proved to be the strongest in the U.S. market in 1996. Earnings surprises and positive earnings projections were the main drivers of solid performance, especially among semiconductor manufacturers, companies that make disk drives and monitors, and software firms. Even though consensus estimates pointed toward increases in short-term interest rates by the Fed, financial stocks
- usually sensitive to changes in interest rates - shrugged off this concern and posted solid performance based on low interest rates and positive business prospects. Energy stocks reaped the benefits of higher-than-expected energy prices, which resulted in part from the delayed re-entry of Iraq into the world market. Uncertainty over the direction of the economy benefited consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks, as these companies tend to post steady earnings growth in many economic environments.
Utilities stocks struggled in 1996 for two reasons. First, and most important, uncertainty over the direction and form of deregulation in the sector tended to diminish investor interest. Second, stocks in the sector tend to move in concert with bonds, which lagged due to periodic inflation fears and confusing economic signals. Stocks in the telecommunications field especially were affected by uncertainty over legislation signed into law in February 1996. Biotechnology issues had a hard time recovering from a correction in stock prices from overvalued levels that they experienced earlier in 1996. Cyclical stocks - those that usually rise and fall with the economy - posted mixed results that largely depended on the outlook for companies in the specific sector rather than the direction of the economy. FOREIGN STOCK MARKETS
Foreign stock markets posted mixed results in 1996. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australia and the Far East - returned 6.05% in 1996. Europe posted the most consistently strong equity markets due to stronger economic growth, lower interest rates, higher corporate earnings, the relative weakness of the continent's major currencies and a new emphasis on shareholder friendliness by many of the region's corporations. The MSCI Europe Index was up 21.09% in 1996. The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. The Tokyo Stock Exchange TOPIX Total Return Index was off 16.26%. Emerging market equity performance ran the gamut from negative to positive, with the MSCI Emerging Markets Free Index returning 6.03% for 1996. While Hong Kong was a top performer - benefiting from the rising value of the property sector, solid economic growth and stable interest rates - other Asian markets posted mixed returns as concerns rose over declining export growth in the region. Latin America enjoyed a strong first half, but faded toward the end of 1996 due to low domestic savings rates and inefficient governments, among other factors. U.S. BOND MARKETS
Uncertainty over the direction of the economy led to mixed performance in U.S. bond markets in 1996. For the year, the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. taxable bond market
- posted a total return of 3.63%. Stronger-than-expected economic signals rattled the bond market in the early spring. Investors spent most of the summer anticipating a short-term interest rate increase by the Federal Reserve Board. However, the Fed neither raised nor lowered rates through the end of 1996. Interest rates responded to the Fed's inaction by falling during much of October and November. In December, though, bond prices dropped due to inflation concerns, stronger-than-expected economic data and comments by Fed Chairman Alan Greenspan that the stock markets may be overvalued.
FOREIGN BOND MARKETS
While low inflation and moderate growth helped provide a positive backdrop for most bond markets in 1996, performance in overseas bond markets was mixed. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 3.62% for the 12 months that ended December 31, 1996. In Europe, focus centered on the continuing progress toward the European Monetary Union (EMU). Attractive opportunities arose as countries worked to meet the requirements for joining the EMU. However, Germany and Japan - two of the larger components of the Salomon Brothers World Government Bond Index - experienced currency problems that hurt returns. In stark contrast to the developed world, the often-volatile emerging debt markets enjoyed a particularly strong year, helped by inflows of foreign capital, low interest rates and the implementation of country-specific reforms - especially in Latin America. The J.P. Morgan Emerging Markets Bond Index - of which Latin America is a large component - posted a return of 34.16% during the period.
VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5   PAST 10
DECEMBER 31, 1996               YEAR     YEARS    YEARS

Growth                          14.71%   15.16%   15.15%

S&P 500(registered trademark)   22.96%   15.22%   15.27%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare these figures to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how
it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. In turn, the share
price and return of a fund that invests in stocks
will vary. That means if you sell your shares
during a market downturn, you might lose
money. But if you can ride out the market's ups
and downs, you may have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.
If Fidelity had not reimbursed certain fund expenses, the fund's past 10 years total return would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER THE PAST 10 YEARS
IMAHDR PRASUN   SHR__CHT 19961231 19970108 094950 S00000000000001
             VIP:  Growth                SP Standard & Poor 500
             00151                       SP001
  1986/12/31      10000.00                    10000.00
  1987/01/31      11066.80                    11347.00
  1987/02/28      11615.15                    11795.21
  1987/03/31      11804.55                    12136.09
  1987/04/30      11804.55                    12028.08
  1987/05/31      11884.45                    12132.72
  1987/06/30      12233.99                    12745.42
  1987/07/31      12723.35                    13391.62
  1987/08/31      13102.85                    13891.12
  1987/09/30      12953.05                    13586.91
  1987/10/31      10106.77                    10660.29
  1987/11/30       9397.70                     9781.88
  1987/12/31      10366.43                    10526.28
  1988/01/31      10591.35                    10969.44
  1988/02/29      11450.11                    11480.61
  1988/03/31      11347.87                    11125.86
  1988/04/30      11491.00                    11249.36
  1988/05/31      11388.77                    11347.23
  1988/06/30      11961.27                    11868.07
  1988/07/31      11899.93                    11822.97
  1988/08/31      11613.68                    11420.99
  1988/09/30      11940.82                    11907.52
  1988/10/31      11971.49                    12238.55
  1988/11/30      11859.04                    12063.54
  1988/12/31      11981.72                    12274.65
  1989/01/31      12840.48                    13173.16
  1989/02/28      12574.67                    12845.14
  1989/03/31      12954.82                    13144.44
  1989/04/30      13639.93                    13826.63
  1989/05/31      14127.81                    14386.61
  1989/06/30      13940.96                    14304.61
  1989/07/31      15186.62                    15596.31
  1989/08/31      15446.13                    15902.00
  1989/09/30      15581.07                    15836.80
  1989/10/31      15145.09                    15469.39
  1989/11/30      15394.23                    15784.96
  1989/12/31      15757.54                    16163.80
  1990/01/31      14844.06                    15079.21
  1990/02/28      14985.85                    15273.73
  1990/03/31      15169.00                    15678.49
  1990/04/30      14727.29                    15286.53
  1990/05/31      16030.87                    16776.96
  1990/06/30      16364.85                    16662.88
  1990/07/31      16106.29                    16609.56
  1990/08/31      14447.18                    15108.05
  1990/09/30      12960.44                    14372.29
  1990/10/31      12497.19                    14310.49
  1990/11/30      13509.89                    15234.95
  1990/12/31      13908.51                    15660.00
  1991/01/31      14835.02                    16342.78
  1991/02/28      15941.78                    17511.29
  1991/03/31      16422.88                    17935.06
  1991/04/30      16269.80                    17978.11
  1991/05/31      17231.99                    18754.76
  1991/06/30      15952.72                    17895.79
  1991/07/31      17472.54                    18729.74
  1991/08/31      18248.86                    19173.63
  1991/09/30      18391.00                    18853.43
  1991/10/31      18959.57                    19106.07
  1991/11/30      17877.10                    18336.09
  1991/12/31      20238.85                    20433.74
  1992/01/31      21474.39                    20053.67
  1992/02/29      21923.63                    20314.37
  1992/03/31      20579.99                    19918.24
  1992/04/30      19773.81                    20503.84
  1992/05/31      19605.86                    20604.31
  1992/06/30      18844.46                    20297.30
  1992/07/31      19572.27                    21127.46
  1992/08/31      19034.81                    20694.35
  1992/09/30      19370.72                    20938.54
  1992/10/31      20120.92                    21011.83
  1992/11/30      21464.55                    21728.33
  1992/12/31      22125.17                    21995.59
  1993/01/31      22561.85                    22180.35
  1993/02/28      22096.74                    22482.00
  1993/03/31      22977.86                    22956.37
  1993/04/30      22737.56                    22400.83
  1993/05/31      24431.14                    23001.17
  1993/06/30      24682.89                    23067.88
  1993/07/31      24614.23                    22975.60
  1993/08/31      25850.09                    23846.38
  1993/09/30      26330.71                    23662.76
  1993/10/31      26582.46                    24152.58
  1993/11/30      25506.80                    23923.13
  1993/12/31      26410.81                    24212.60
  1994/01/31      27074.51                    25035.83
  1994/02/28      26795.26                    24357.36
  1994/03/31      25577.85                    23295.38
  1994/04/30      25736.12                    23593.56
  1994/05/31      25139.58                    23980.49
  1994/06/30      23861.30                    23392.97
  1994/07/31      24689.14                    24160.26
  1994/08/31      26089.17                    25150.83
  1994/09/30      25772.64                    24534.64
  1994/10/31      26819.61                    25086.67
  1994/11/30      25748.29                    24173.01
  1994/12/31      26405.69                    24531.50
  1995/01/31      25906.55                    25167.60
  1995/02/28      26979.42                    26148.38
  1995/03/31      27958.71                    26920.02
  1995/04/30      28901.27                    27712.81
  1995/05/31      30027.46                    28820.49
  1995/06/30      32683.78                    29489.99
  1995/07/31      35915.43                    30467.88
  1995/08/31      36356.11                    30544.36
  1995/09/30      37298.68                    31833.33
  1995/10/31      36919.20                    31719.68
  1995/11/30      36894.72                    33112.18
  1995/12/31      35744.06                    33749.92
  1996/01/31      36307.15                    34898.76
  1996/02/29      37524.44                    35222.28
  1996/03/31      37669.27                    35561.47
  1996/04/30      39143.91                    36085.64
  1996/05/31      40368.39                    37016.29
  1996/06/30      39578.41                    37157.32
  1996/07/31      36550.12                    35515.71
  1996/08/31      37642.94                    36264.74
  1996/09/30      40170.90                    38305.72
  1996/10/31      40078.73                    39362.19
  1996/11/30      42303.87                    42337.58
  1996/12/31      41000.39                    41498.87
IMATRL PRASUN   SHR__CHT 19961231 19970108 094953 R00000000000123

Let's say hypothetically that $10,000 was invested in Growth Portfolio on December 31, 1986. As the chart shows, by December 31, 1996, the value of the investment would have grown to $41,000 - a 310.00% increase on the initial investment. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500 would have grown to $41,499 over the same period - a 314.99% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1996
                       % OF FUND'S
                       INVESTMENTS

Intel Corp.            2.5

General Electric Co.   2.4

Cisco Systems, Inc.    2.4

HFS, Inc.              1.9

Oracle Systems Corp.   1.8

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1996
                     % OF FUND'S
                     INVESTMENTS

Technology           25.6

Health               11.0

Retail & Wholesale   9.0

Finance              8.2

Media & Leisure      6.3

ASSET ALLOCATION AS OF DECEMBER 31, 1996 *
Row: 1, Col: 1, Value: 9.199999999999999
Row: 1, Col: 2, Value: 45.0
Row: 1, Col: 3, Value: 45.8
Stocks  90.8%
Short-term investments 9.2%
FOREIGN INVESTMENTS 3.6%
*
(% OF FUND'S INVESTMENTS)
VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW




NOTE TO SHAREHOLDERS: Jennifer Uhrig became Portfolio Manager of Growth Portfolio on January 7, 1997, after the period ended.
Q. WHAT CAN YOU TELL US ABOUT THE FUND'S PERFORMANCE, JENNIFER?
A. During the 12 months that ended December 31, 1996, the fund significantly underperformed the Standard & Poor's 500 Index, which returned 22.96% during the past one year.
Q. WHAT WERE THE CAUSES OF THE FUND'S RELATIVELY POOR PERFORMANCE?
A. There were three reasons for the fund's underperformance, and most of them affected the fourth quarter. First, the fund was significantly underweighted compared to the S&P 500 in financial services and energy stocks. Financial services was one of the best-performing groups in the stock market in 1996. In fact, it was one of only a few sectors that outperformed the general market. However, financial services is not what one would typically consider to be a growth area, and the fund traditionally has not had a strong weighting in this sector. Second, the fund's cash position was high - over 9% both six months ago and when the period ended - while the market was very strong throughout. Third and perhaps most important, the fund had twice the market's weighting in retail. This sector as a whole performed poorly, and some of the fund's retail holdings blew up, including Sunglass Hut. So those are three key reasons why the fund lagged its index.
Q. WHAT TYPE OF IMPACT DID THE FUND'S TECHNOLOGY INVESTMENTS HAVE ON
PERFORMANCE?
A. As it turned out, the technology investments did not help, relatively speaking. With about 26% of its holdings in technology at year-end, the fund had about twice the weighting of its index in this market sector. While technology generally performed well, the sector's strength came from just a few very large capitalization stocks - including Microsoft and IBM. The fund did own these stocks, but was not overweighted in them. In retrospect, larger investments in these stocks would have helped the fund.
Q. WHAT WAS THE STORY WITH THE FUND'S HEALTH CARE POSITION?
A. Health care was a strong sector, with the drug stocks doing quite well, particularly in the second half of the year. Unit growth has been better than expected, and pricing has stabilized. So the earnings momentum across this sector has been strong. Drug therapy is a lot cheaper than other types of therapy, such as hospitalization. Therefore, it is being preferred over hospital stays - hence the unit growth in prescription medicine. Drug stocks were also helped by the stock market's concern about the economy. Drug stocks such as Merck, Pfizer and Bristol-Myers Squibb are what I consider strong non-cyclical or economically defensive investments, meaning that they are not as influenced by the strength of the economy. If your health is at risk, you'll spend money on medicine, whether the economy is strong, weak or in-between.
Q. HOW ABOUT RETAIL?
A. Retailers are early cyclicals - what I call the "front end of the economy." They typically lead economic cycles up and lead economic cycles down. In this respect, they're the other side of the coin from health care. People who are worried about the economy typically are not spending as much money on retail goods. I believe investors' concern about the health of the economy was justified by the relatively lackluster Christmas season for retail. The fund's overweighting in this sector hurt, and investments in PETsMART, Staples and Lowe's - as well as Sunglass Hut that I mentioned earlier - dragged performance down.
Q. WHAT'S YOUR OUTLOOK FOR THE FIRST HALF OF THE YEAR, JENNIFER?
A. A lot depends on how well the economy does, and chances are it will be slower in 1997 than it was in 1996. I believe consumers are somewhat over-extended on their borrowing, and that's an environment that typically doesn't bode well for economic growth. Another argument for a slowdown in the economy is that we're five years into a recovery, which is a long time without a breather. I don't know if there will be a recession, but I can't really see the economy taking off a whole lot from the level it's at today. The good news is that growth stocks - because they tend to be less influenced by general economic cycles - can still do well if things slow down.



FUND FACTS
GOAL: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential
START DATE: October 9, 1986
SIZE: as of December 31, 1996, more than $6.0 billion
MANAGER: Jennifer Uhrig, since January 1997;
joined Fidelity in 1987
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 90.8%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.4%
AEROSPACE & DEFENSE - 1.2%
Boeing Co.   467,200 $ 49,698,363
Gulfstream Aerospace Corp. (a)  185,300  4,493,525
Lockheed Martin Corp.   165,000  15,097,500
Wyman-Gordon Co. (a)  132,000  2,937,000
  72,226,388
DEFENSE ELECTRONICS - 0.2%
Raytheon Co.   259,100  12,469,188
TOTAL AEROSPACE & DEFENSE   84,695,576
BASIC INDUSTRIES - 1.8%
CHEMICALS & PLASTICS - 1.0%
Air Products & Chemicals, Inc.   71,100  4,914,788
Airgas, Inc. (a)  177,600  3,907,200
du Pont (E.I.) de Nemours & Co.   250,000  23,593,750
Monsanto Co.   600,000  23,325,000
Praxair, Inc.   150,000  6,918,750
  62,659,488
IRON & STEEL - 0.1%
Nucor Corp.   133,500  6,808,500
METALS & MINING - 0.3%
Aluminum Co. of America  155,500  9,913,125
Freeport McMoRan Copper & Gold, Inc.
 Class A  125,000  3,515,625
Inco Ltd.   151,800  4,844,622
Titanium Metals Corp. (a)  30,100  989,538
  19,262,910
PACKAGING & CONTAINERS - 0.3%
Crown Cork & Seal Co., Inc.   175,100  9,521,063
Tupperware Corp.   100,000  5,362,500
  14,883,563
PAPER & FOREST PRODUCTS - 0.1%
Kimberly-Clark Corp.   85,400  8,134,350
TOTAL BASIC INDUSTRIES   111,748,811
CONGLOMERATES - 1.0%
AlliedSignal, Inc.   300,000  20,100,000
Tyco International Ltd.   369,500  19,537,313
United Technologies Corp.   273,400  18,044,400
  57,681,713
CONSTRUCTION & REAL ESTATE - 0.7%
CONSTRUCTION - 0.3%
Oakwood Homes Corp.   875,000  20,015,625
ENGINEERING - 0.2%
MasTec, Inc. (a)  250,000  13,250,000
REAL ESTATE INVESTMENT TRUSTS - 0.2%
First Industrial Realty Trust, Inc.   178,800  5,431,050
RFS Hotel Investors, Inc.   343,300  6,780,175
  12,211,225
TOTAL CONSTRUCTION & REAL ESTATE   45,476,850
DURABLES - 4.1%
AUTOS, TIRES, & ACCESSORIES - 2.3%
AutoZone, Inc. (a)  775,000  21,312,500
Chrysler Corp.   1,285,700  42,428,100
Danaher Corp.   140,000  6,527,500
Eaton Corp.   150,000  10,462,500
General Motors Corp.   834,846  46,542,665

 SHARES VALUE (NOTE 1)
Honda Motor Co. Ltd.   165,000 $ 4,710,220
PACCAR, Inc.   60,400  4,107,200
TRW, Inc.   100,000  4,950,000
  141,040,685
CONSUMER DURABLES - 0.4%
Minnesota Mining & Manufacturing Co.   302,900  25,102,838
CONSUMER ELECTRONICS - 0.3%
Harman International Industries, Inc.   150,100  8,349,313
Newell Co.   218,000  6,867,000
  15,216,313
HOME FURNISHINGS - 0.0%
Furniture Brands International, Inc. (a) 85,700 1,199,800 TEXTILES & APPAREL - 1.1%
Adidas AG  63,300  5,461,499
Adidas AG (b)  45,600  3,934,350
Gucci Group NV  100,000  6,387,500
Liz Claiborne, Inc.   107,400  4,148,325
Mohawk Industries, Inc. (a)  216,700  4,767,400
NIKE, Inc. Class B  625,800  37,391,550
Tommy Hilfiger (a)  100,000  4,800,000
  66,890,624
TOTAL DURABLES   249,450,260
ENERGY - 6.0%
ENERGY SERVICES - 1.6%
Baker Hughes, Inc.   204,600  7,058,700
Diamond Offshore Drilling, Inc. (a)  145,100  8,270,700
Dresser Industries, Inc.   197,100  6,110,100
Halliburton Co.   269,800  16,255,450
Schlumberger Ltd.   350,000  34,956,250
Tidewater, Inc.   113,800  5,149,450
Transocean Offshore, Inc.   101,300  6,343,913
Varco International, Inc. (a)  239,500  5,538,438
Western Atlas, Inc. (a)  100,000  7,087,500
  96,770,501
OIL & GAS - 4.4%
Abacan Resource Corp. (a)  274,600  2,385,588
Amerada Hess Corp.   315,800  18,276,925
Anadarko Petroleum Corp.   103,300  6,688,675
Apache Corp.   263,900  9,335,463
Atlantic Richfield Co.   250,700  33,217,750
Barrett Resources Corp. (a)  300,000  12,787,500
Belco Oil & Gas Corp. (a)  69,000  1,888,875
Benton Oil & Gas Co. (a)  240,000  5,430,000
British Petroleum PLC ADR  209,871  29,670,513
Burlington Resources, Inc.   104,600  5,269,225
Chesapeake Energy Corp. (a)  209,400  11,647,875
Kerr-McGee Corp.   98,000  7,056,000
Louisiana Land & Exploration Co.   177,000  9,491,625
Nationale Elf Aquitaine   67,800  6,169,931
Noble Affiliates, Inc.   200,000  9,575,000
Occidental Petroleum Corp.   315,200  7,367,800
Parker & Parsley Petroleum Co.   137,200  5,042,100
Pennzoil Co.   89,500  5,056,750
Royal Dutch Petroleum Co. ADR  333,300  56,910,975
Texaco, Inc.   60,500  5,936,563
Titan Exploration, Inc.   141,700  1,700,400
Union Pacific Resources Group, Inc.   247,441  7,237,649
Unocal Corp.   254,601  10,343,166
  268,486,348
TOTAL ENERGY   365,256,849
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - 8.2%
BANKS - 2.3%
Bank of New York Co., Inc.   150,000 $ 5,062,500
BankAmerica Corp.   365,000  36,408,750
Chase Manhattan Corp.   60,400  5,390,700
Citicorp  467,300  48,131,900
First Bank System, Inc.   144,000  9,828,000
NationsBank Corp.   300,200  29,344,550
Norwest Corp.   130,200  5,663,700
  139,830,100
CREDIT & OTHER FINANCE - 1.1%
American Express Co.   625,000  35,312,500
Beneficial Corp.   136,100  8,625,338
Concord EFS, Inc. (a)  12,100  341,825
Green Tree Financial Corp.   230,000  8,883,750
Household International, Inc.   150,008  13,838,238
  67,001,651
FEDERAL SPONSORED CREDIT - 2.4%
Federal Home Loan Mortgage
 Corporation  400,000  44,050,000
Federal National Mortgage Association 2,650,000 98,712,500 Student Loan Marketing Association 15,000 1,396,875
  144,159,375
INSURANCE - 2.2%
Allstate Corp.   275,000  15,915,625
American General Corp.   75,400  3,081,975
American International Group, Inc.   300,000  32,475,000
CIGNA Corp.   80,000  10,930,000
Capital Re Corp.   94,400  4,401,400
General Re Corp.   75,200  11,862,800
ITT Hartford Group, Inc.   125,000  8,437,500
MBIA, Inc.   90,100  9,122,625
MGIC Investment Corp.   129,800  9,864,800
Marsh & McLennan Companies, Inc.   52,900  5,501,600
SunAmerica, Inc.   150,000  6,656,250
Travelers Group, Inc. (The)  220,000  9,982,500
UNUM Corp.   75,000  5,418,750
  133,650,825
SECURITIES INDUSTRY - 0.2%
Schwab (Charles) Corp.   311,300  9,961,600
United Asset Management Corp.   75,300  2,004,863
  11,966,463
TOTAL FINANCE   496,608,414
HEALTH - 11.0%
DRUGS & PHARMACEUTICALS - 5.9%
ALZA Corp. Class A (a)  176,500  4,566,938
American Home Products Corp.   550,000  32,243,750
Amgen, Inc. (a)  221,900  12,065,813
Biochem Pharmaceuticals, Inc. (a) 134,500 6,755,170 Biogen, Inc. (a) 579,400 22,451,750
Bristol-Myers Squibb Co.   422,800  45,979,500
Dura Pharmaceuticals, Inc. (a)  50,000  2,387,500
Elan Corp. PLC ADR (a)  200,000  6,650,000
Genentech, Inc. special (a)  385,000  20,645,625
Lilly (Eli) & Co.   275,000  20,075,000
Merck & Co., Inc.   895,500  70,968,375
Perseptive Biosystem, Inc. Class G
 (warrants) (a)  1,390  0
Pfizer, Inc.   645,300  53,479,238
Protein Design Labs, Inc. (a)  225,000  8,212,500
Schering-Plough Corp.   398,100  25,776,975

 SHARES VALUE (NOTE 1)
SmithKline Beecham PLC ADR  352,300 $ 23,956,400
Thermotrex Corp. (a)  2,800  76,650
  356,291,184
MEDICAL EQUIPMENT & SUPPLIES - 2.6%
Bergen Brunswig Corp. Class A  375,000  10,687,500
Boston Scientific Corp. (a)  215,700  12,942,000
Cardinal Health, Inc.   270,900  15,779,925
Johnson & Johnson  1,030,400  51,262,400
Medtronic, Inc.   552,500  37,570,000
Pall Corp.   200,000  5,100,000
St. Jude Medical, Inc. (a)  375,000  15,984,375
Sofamor/Danek Group, Inc. (a)  137,000  4,178,500
Sybron International, Inc. (a)  235,000  7,755,000
  161,259,700
MEDICAL FACILITIES MANAGEMENT - 2.5%
American Medical Response, Inc. (a) 185,000 6,012,500 Carematrix Corp. (a) 205,300 2,694,563
Columbia/HCA Healthcare Corp.   815,037  33,212,758
HEALTHSOUTH Rehabilitation Corp. (a) 1,320,300 50,996,588 Lincare Holdings, Inc. (a) 276,900 11,352,900
Oxford Health Plans, Inc. (a)  363,000  21,258,188
PacifiCare Health Systems, Inc. Class B (a) 168,300  14,347,575
United HealthCare Corp.   215,900  9,715,500
Vencor, Inc. (a)  76,925  2,432,753
  152,023,325
TOTAL HEALTH   669,574,209
HOLDING COMPANIES - 0.1%
Norfolk Southern Corp.   45,300  3,963,750
INDUSTRIAL MACHINERY & EQUIPMENT - 3.9%
ELECTRICAL EQUIPMENT - 3.0%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  67,900  5,452,933
American Power Conversion Corp. (a)  150,400  4,098,400
Duracell International, Inc.   25,500  1,781,813
Emerson Electric Co.   214,800  20,781,900
General Electric Co.   1,505,200  148,826,650
United Communication Industry PCL
 (For. Reg.)  154,000  1,656,947
  182,598,643
INDUSTRIAL MACHINERY & EQUIPMENT - 0.7%
Case Corp.   175,000  9,537,500
Caterpillar, Inc.   176,100  13,251,525
Illinois Tool Works, Inc.   67,600  5,399,550
Ingersoll-Rand Co.   200,000  8,900,000
MSC Industrial Direct, Inc. (a)  72,000  2,664,000
Stanley Works (The)  205,600  5,551,200
  45,303,775
POLLUTION CONTROL - 0.2%
USA Waste Services, Inc. (a)  160,000  5,100,000
WMX Technologies, Inc.   75,400  2,459,925
Zurn Industries, Inc.   146,500  3,827,313
  11,387,238
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   239,289,656
MEDIA & LEISURE - 6.3%
BROADCASTING - 0.4%
Clear Channel Communications, Inc. (a) 82,800 2,991,150 Evergreen Media Corp. Class A (a) 275,000 6,875,000
Lin Television Corp. (a)  105,800  4,470,050
PanAmSat Corp. (a)  320,000  8,960,000
Time Warner, Inc.   252  9,450
  23,305,650
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - CONTINUED
ENTERTAINMENT - 0.5%
Disney (Walt) Co.   157,600 $ 10,972,900
MGM Grand, Inc. (a)  184,900  6,448,388
Regal Cinemas, Inc. (a)  150,000  4,612,500
Viacom, Inc. Class B (non-vtg.) (a)  175,000  6,103,125
  28,136,913
LEISURE DURABLES & TOYS - 0.3%
Harley-Davidson, Inc.   240,000  11,280,000
Nintendo Co. Ltd. Ord.   64,000  4,575,765
  15,855,765
LODGING & GAMING - 3.6%
Anchor Gaming (a)  100,000  4,025,000
Circus Circus Enterprises, Inc. (a) 640,700 22,024,063 Doubletree Corp. (a) 100,000 4,500,000
Extended Stay America, Inc. (a)  234,400  4,717,300
HFS, Inc. (a)  1,900,900  113,578,775
Hilton Hotels Corp.   500,000  13,062,500
Host Marriott Corp. (a)  350,000  5,600,000
ITT Corp. (a)  100,000  4,337,500
Mirage Resorts, Inc. (a)  1,281,100  27,703,788
Prime Hospitality Corp. (a)  76,500  1,233,563
Studio Plus Hotels, Inc. (a)  375,000  5,906,250
Sun International Hotels Ltd. Ord. (a) 198,600 7,248,900 Wyndham Hotel Corp. (a) 189,700 4,671,363
  218,609,002
PUBLISHING - 0.4%
Gannett Co., Inc.   75,000  5,615,625
Knight-Ridder, Inc.   100,000  3,825,000
New York Times Co. (The) Class A  131,100  4,981,800
Scholastic Corp. (a)  74,000  4,976,500
Times Mirror Co. Class A  167,900  8,353,025
  27,751,950
RESTAURANTS - 1.1%
Apple South, Inc.   505,600  6,825,600
Applebee's International, Inc.   235,000  6,462,500
Landry's Seafood Restaurants, Inc. (a) 518,100 11,074,388 Lone Star Steakhouse Saloon (a) 543,400 14,535,950
Outback Steakhouse, Inc. (a)  137,700  3,683,475
Planet Hollywood International, Inc.
 Class A (a)  275,000  5,431,250
Rainforest Cafe, Inc. (a)  45,100  1,059,850
Starbucks Corp. (a)  678,200  19,413,475
  68,486,488
TOTAL MEDIA & LEISURE   382,145,768
NONDURABLES - 4.1%
BEVERAGES - 1.3%
Anheuser-Busch Companies, Inc.   451,700  18,068,000
Coca-Cola Co. (The)  623,700  32,822,213
PepsiCo, Inc.   1,004,600  29,384,550
  80,274,763
FOODS - 0.2%
General Mills, Inc.   105,500  6,686,063
Smithfield Foods, Inc. (a)  28,100  1,067,800
  7,753,863
HOUSEHOLD PRODUCTS - 1.5%
Avon Products, Inc.   97,700  5,581,113
Clorox Co.   75,600  7,588,350
Gillette Co.   495,600  38,532,900
Premark International, Inc.   100,000  2,225,000

 SHARES VALUE (NOTE 1)
Procter & Gamble Co.   340,300 $ 36,582,250
USA Detergents, Inc. (a)  48,900  2,035,463
  92,545,076
TOBACCO - 1.1%
Philip Morris Companies, Inc.   538,500  60,648,563
RJR Nabisco Holdings Corp.   150,900  5,130,600
  65,779,163
TOTAL NONDURABLES   246,352,865
PRECIOUS METALS - 0.6%
Barrick Gold Corp.   415,000  11,882,226
Bre-X Minerals Ltd. (a)  259,800  4,112,529
Getchell Gold Corp. (a)  191,853  7,362,359
Newmont Mining Corp.   295,000  13,201,250
  36,558,364
RETAIL & WHOLESALE - 9.0%
APPAREL STORES - 1.0%
Footstar, Inc. (a)  79,172  1,969,404
Gap, Inc.   515,000  15,514,375
Just for Feet, Inc. (a)  1,313,800  34,487,250
Loehmanns, Inc. (a)  145,600  3,348,800
Saks Holdings, Inc. (a)  194,200  5,243,400
  60,563,229
DRUG STORES - 0.3%
CVS Corp.   275,000  11,378,125
General Nutrition Companies, Inc. (a) 63,700 1,074,938 Revco (D.S.), Inc. (a) 120,600 4,462,200
  16,915,263
GENERAL MERCHANDISE STORES - 2.2%
Consolidated Stores Corp. (a)  385,250  12,376,156
Dayton Hudson Corp.   195,900  7,689,075
Dollar General Corp.   135,312  4,329,984
Family Dollar Stores, Inc.   500,100  10,189,538
Federated Department Stores, Inc. (a) 300,000 10,237,500 Meyer (Fred), Inc. (a) 107,200 3,805,600
Price/Costco, Inc. (a)  131,700  3,308,963
Sears, Roebuck & Co.   275,000  12,684,375
Stein Mart, Inc. (a)  107,800  2,182,950
Wal-Mart Stores, Inc.   2,828,500  64,701,938
Woolworth Corp. (a)  218,700  4,784,063
  136,290,142
GROCERY STORES - 0.1%
Safeway, Inc. (a)  200,500  8,571,375
RETAIL & WHOLESALE, MISCELLANEOUS - 5.4%
Barnes & Noble, Inc. (a)  128,000  3,456,000
Bed Bath & Beyond, Inc. (a)  401,100  9,726,675
Circuit City Stores, Inc.   140,300  4,226,538
Corporate Express, Inc. (a)  496,200  14,606,888
Home Depot, Inc. (The)  1,018,500  51,052,313
Lowe's Companies, Inc.   1,700,000  60,350,000
Officemax, Inc. (a)  1,335,400  14,188,625
Office Depot, Inc. (a)  1,130,200  20,061,050
Petco Animal Supplies, Inc. (a)  88,100  1,828,075
PETsMART, Inc. (a)  2,937,900  64,266,563
Sports Authority, Inc. (a)  200,550  4,361,963
Staples, Inc. (a)  1,361,700  24,595,706
Sunglass Hut International, Inc. (a) 1,793,200 13,000,700 Toys "R" Us, Inc. (a) 829,400 24,882,000
U.S. Office Products Co. (a)  130,000  4,436,250
Viking Office Products, Inc. (a)  451,500  12,049,406
  327,088,752
TOTAL RETAIL & WHOLESALE   549,428,761
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SERVICES - 1.4%
ADVERTISING - 0.1%
Omnicom Group, Inc.   75,700 $ 3,463,275
Universal Outdoor Holdings, Inc. (a)  112,100  2,634,350
  6,097,625
EDUCATIONAL SERVICES - 0.1%
Sylvan Learning Systems (a)  101,000  2,878,500
LEASING & RENTAL - 0.4%
Hollywood Entertainment Corp. (a) 1,250,000 23,125,000 Movie Gallery, Inc. (a) 309,000 4,017,000
  27,142,000
SERVICES - 0.8%
ADT Ltd. (a)  271,600  6,212,850
APAC Teleservices, Inc. (a)  223,700  8,584,488
AccuStaff, Inc. (a)  435,000  9,189,375
Employee Solutions, Inc. (a)  30,000  615,000
Medpartners, Inc. (a)  205,500  4,315,500
Service Corp. International  585,700  16,399,600
Sitel Corp. (a)  150,100  2,120,163
Teletech Holdings, Inc. (a)  90,300  2,347,800
Zebra Technologies Corp. Class A (a)  32,300  755,013
  50,539,789
TOTAL SERVICES   86,657,914
TECHNOLOGY - 25.6%
COMMUNICATIONS EQUIPMENT - 4.1%
ADC Telecommunications, Inc. (a)  120,000  3,735,000
Ascend Communications, Inc. (a)  476,700  29,614,988
Aspect Telecommunications Corp. (a) 197,000 12,509,500 Checkpoint Systems, Inc. (a) 130,000 3,217,500
Cisco Systems, Inc. (a)  2,255,500  143,506,188
Lucent Technologies, Inc.   470,200  21,746,750
Nokia Corp. AB sponsored ADR  115,900  6,678,738
P-COM, Inc. (a)  22,500  666,563
Tellabs, Inc. (a)  188,900  7,107,363
3Com Corp. (a)  249,300  18,292,388
U.S. Robotics Corp. (a)  57,500  4,140,000
  251,214,978
COMPUTER SERVICES & SOFTWARE - 10.8%
Affiliated Computer Services, Inc.
 Class A (a)  300,000  8,925,000
America Online, Inc. (a)  224,500  7,464,625
American Management Systems, Inc. (a)  250,000  6,125,000
Automatic Data Processing, Inc.   547,700  23,482,638
BBN Corp. (a)  100,000  2,250,000
BMC Software, Inc. (a)  300,000  12,412,500
CUC International, Inc. (a)  3,977,600  94,468,000
Cadence Design Systems, Inc. (a) 450,000 17,887,500 Ceridian Corp. (a) 120,000 4,860,000
Citrix Systems, Inc. (a)  42,300  1,652,344
Computer Associates International, Inc.   354,600  17,641,350
Computer Horizons Corp. (a)  15,000  577,500
Computer Sciences Corp. (a)  294,800  24,210,450
CompUSA, Inc. (a)  1,479,000  30,504,375
DST Systems, Inc. (a)  100,000  3,137,500
Electronic Data Systems Corp. 244,300 10,565,975 Electronics for Imaging, Inc. (a) 160,000 13,160,000
Equifax, Inc.   225,300  6,899,813
First Data Corp.   322,380  11,766,870
HBO & Co.   435,800  25,875,625
Henry (Jack) & Associates, Inc.   53,900  1,926,925

 SHARES VALUE (NOTE 1)
Inso Corp. (a)  132,300 $ 5,258,925
McAfee Associates, Inc. (a)  466,500  20,526,000
Microsoft Corp. (a)  725,000  59,903,125
Netscape Communications Corp. (a)  412,100  23,438,188
Oracle Systems Corp. (a)  2,636,700  110,082,225
Parametric Technology Corp.   531,000  27,280,125
Paychex, Inc.   287,500  14,788,281
PeopleSoft, Inc. (a)  540,000  25,886,250
Physician Computer Network, Inc. (a)  351,200  2,985,200
Policy Management Systems Corp. (a)  150,000  6,918,750
Remedy Corp. (a)  120,400  6,471,500
Sabre Group Holdings, Inc. Class A (a)  76,200  2,124,075
SunGard Data Systems, Inc. (a)  275,000  10,862,500
Sybase, Inc. (a)  136,400  2,276,175
Technology Solutions, Inc. (a)  175,000  7,262,500
Viasoft, Inc. (a)  125,000  5,906,250
  657,764,059
COMPUTERS & OFFICE EQUIPMENT - 5.5%
Adaptec, Inc. (a)  1,040,800  41,632,000
Bay Networks, Inc. (a)  270,000  5,636,250
Compaq Computer Corp. (a)  701,400  52,078,950
Dell Computer Corp. (a)  454,700  24,155,938
Diebold, Inc.   28,600  1,798,225
EMC Corp. (a)  563,000  18,649,375
FileNet Corp. (a)  236,600  7,571,200
Gateway 2000, Inc. (a)  89,300  4,783,131
Hewlett-Packard Co.   356,500  17,914,125
Ingram Micro, Inc. Class A (a)  162,200  3,730,600
International Business Machines Corp.   615,000  92,865,000
Lexmark International Group, Inc. (a)  142,700  3,942,088
Micron Electronics, Inc. (a)  322,600  6,270,538
Pitney Bowes, Inc.   200,000  10,900,000
Quantum Corp. (a)  231,600  6,629,550
Seagate Technology (a)  668,200  26,393,900
Tech Data Corp. (a)  275,500  7,541,813
  332,492,683
ELECTRONIC INSTRUMENTS - 0.4%
Applied Materials, Inc. (a)  184,000  6,612,500
Perkin-Elmer Corp.   79,700  4,692,338
Thermo Electron Corp.   275,000  11,343,750
  22,648,588
ELECTRONICS - 4.6%
Analog Devices, Inc. (a)  300,000  10,162,500
Atmel Corp. (a)  398,500  13,200,313
Cirrus Logic, Inc. (a)  225,900  3,501,450
Etec Systems, Inc. (a)  151,000  5,775,750
Intel Corp.   1,150,000  150,578,125
KEMET Corp. (a)  199,700  4,643,025
Linear Technology Corp.   515,000  22,595,625
Maxim Integrated Products, Inc. (a)  530,400  22,939,800
Micron Technology, Inc.   256,500  7,470,563
Motorola, Inc.   135,400  8,310,175
Solectron Corp. (a)  95,100  5,075,963
Storage Technology Corp. (a)  162,300  7,729,538
Texas Instruments, Inc.   152,300  9,709,125
Xilinx, Inc. (a)  159,300  5,864,231
  277,556,183
PHOTOGRAPHIC EQUIPMENT - 0.2%
Eastman Kodak Co.   185,100  14,854,275
TOTAL TECHNOLOGY   1,556,530,766
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TRANSPORTATION - 1.0%
AIR TRANSPORTATION - 0.8%
AMR Corp. (a)  185,000 $ 16,303,125
America West Airlines, Inc. Class B (a)  529,600  8,407,400
Atlantic Southeast Airlines, Inc.   269,700  5,899,688
Comair Holdings, Inc.   150,000  3,600,000
Delta Air Lines, Inc.   37,600  2,664,900
Midwest Express Holdings, Inc. (a)  200,000  7,200,000
UAL Corp. (a)  125,000  7,812,500
  51,887,613
RAILROADS - 0.2%
CSX Corp.   244,000  10,309,000
TOTAL TRANSPORTATION   62,196,613
UTILITIES - 4.6%
CELLULAR - 1.6%
AirTouch Communications, Inc. (a)  1,851,800  46,757,950
Arch Communications Group, Inc. (a)  325,043  3,047,278
Palmer Wireless, Inc. (a)  947,200  9,945,600
360 Degrees Communications Co. (a)  675,800  15,627,875
Vanguard Cellular Systems, Inc.
  Class A (a)  1,146,700  18,060,525
  93,439,228
GAS - 0.2%
Enron Corp.   304,900  13,148,813
TELEPHONE SERVICES - 2.8%
Ameritech Corp.  190,500  11,549,063
Bell Atlantic Corp.   183,700  11,894,575
BellSouth Corp.   374,700  15,128,513
Cincinnati Bell, Inc.   65,400  4,030,275
Comsat Corp., Series 1  125,000  3,078,125
GTE Corp.   75,500  3,435,250
LCI International, Inc. (a)  771,200  16,580,800
MCI Communications Corp.   806,200  26,352,663
MFS Communications, Inc.   641,700  34,972,650
Mastech Corp.   56,400  1,071,600
SBC Communications, Inc.   162,500  8,409,375
Sprint Corp.   258,500  10,307,688
Telebras sponsored ADR  75,000  5,737,500
Telefonos de Mexico SA sponsored
 ADR representing Ord. Class L shares  75,000  2,475,000
WorldCom, Inc. (a)  625,600  16,304,700
  171,327,777
TOTAL UTILITIES   277,915,818
TOTAL COMMON STOCKS
 (Cost $4,316,599,345)   5,521,532,957
CASH EQUIVALENTS - 9.2%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 6.75%, dated
 12/31/96 due 1/2/97  $ 556,529,620  556,321,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $4,872,920,345) $  6,077,853,957
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,934,350 or 0.1% of net assets.
3. An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Hollywood
 Entertainment Corp.  $ 172,425 $ 546,875 $ - $ -
Lycos, Inc.   -  -  -  -
Microwave Power
 Devices, Inc.   -  1,172,000  -  -
Sunglass Hut
 International, Inc.   17,079,408  19,336,265  -  -
Vanguard Cellular
 Systems, Inc. Class A   1,032,413  15,999,485  -  -
Wyndham Hotel Corp.   324,910  -  -  -
TOTALS  $ 18,609,156 $ 37,054,625 $ - $ -
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $5,184,860,168 and $3,798,902,641, respectively, of which U.S. government and government agency obligations aggregated $109,306,406 and $168,455,938, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,209,835 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $4,886,896,501. Net unrealized appreciation aggregated $1,190,957,456, of which $1,309,441,776 related to appreciated investment securities and $118,484,320 related to depreciated investment securities.
The fund hereby designates approximately $182,971,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1996

ASSETS

Investment in securities, at                                                                     $ 6,077,853,957
value (including repurchase agreements of $556,321,000) (cost $4,872,920,345) -
See accompanying schedule

Cash                                                                                              832

Receivable for investments sold                                                                   6,982,553

Receivable for fund shares sold                                                                   8,213,411

Dividends receivable                                                                              4,888,033

Other receivables                                                                                 435,798

 TOTAL ASSETS                                                                                     6,098,374,584

LIABILITIES

Payable for fund shares redeemed                                                   $ 8,403,261

Accrued management fee                                                              3,074,604

Other payables and                                                                  473,065
accrued expenses

 TOTAL LIABILITIES                                                                                11,950,930

NET ASSETS                                                                                       $ 6,086,423,654

Net Assets consist of:

Paid in capital                                                                                  $ 4,671,288,904

Undistributed net investment income                                                               41,404,557

Accumulated undistributed                                                                         168,796,602
net realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation (depreciation) on investments                                         1,204,933,591
and assets and liabilities in
foreign currencies

NET ASSETS, for 195,423,359 shares outstanding                                                   $ 6,086,423,654

NET ASSET VALUE, offering price                                                                   $31.14
and redemption price per
share ($6,086,423,654 (divided by) 195,423,359 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                                 $ 44,216,166
Dividends

Interest                                                                           33,387,635

 TOTAL INCOME                                                                      77,603,801

EXPENSES

Management fee                                                     $ 31,760,621

Transfer agent fees                                                 3,029,150

Accounting fees and expenses                                        808,115

Non-interested trustees' compensation                               29,313

Custodian fees and expenses                                         156,863

Registration fees                                                   47,360

Audit                                                               66,493

Legal                                                               33,943

Miscellaneous                                                       28,325

 Total expenses before reductions                                   35,960,183

 Expense reductions                                                 (701,029       35,259,154
                                                                   )

NET INVESTMENT INCOME                                                              42,344,647

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                   186,716,014
 realized loss of $15,650,936
 on sales of investments in
 affiliated issuers)

 Foreign currency transactions                                      (2,445         186,713,569
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              451,420,485

 Assets and liabilities in                                          (146           451,420,339
 foreign currencies                                                )

NET GAIN (LOSS)                                                                    638,133,908

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 680,478,555

OTHER INFORMATION

Expense reductions                                                                $ 694,383
Directed brokerage arrangements

 Custodian interest credits                                                        6,646

                                                                                  $ 701,029


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1996           1995



Operations                                                                                       $ 42,344,647       $ 11,674,225

Net investment income


 Net realized gain (loss)                                                                         186,713,569        361,319,825


 Change in net unrealized appreciation (depreciation)                                             451,420,339        474,991,263


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  680,478,555        847,985,313


Distributions to shareholders                                                                     (11,769,237)       (12,404,421)

From net investment income


 From net realized gain                                                                           (297,173,230)      -


 TOTAL DISTRIBUTIONS                                                                              (308,942,467)      (12,404,421)


Share transactions                                                                                2,599,782,601      2,059,928,760

Net proceeds from sales of shares


 Reinvestment of distributions                                                                    308,942,467        12,404,421


 Cost of shares redeemed                                                                          (1,356,539,313)    (887,081,596)


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                          1,552,185,755      1,185,251,585


  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                         1,923,721,843      2,020,832,477


NET ASSETS


 Beginning of period                                                                              4,162,701,811      2,141,869,334


 End of period (including undistributed net investment income of $41,404,557 and $10,790,283,    $ 6,086,423,654    $ 4,162,701,811

respectively)


OTHER INFORMATION

Shares


 Sold                                                                                             87,784,118         76,302,442


 Issued in reinvestment of distributions                                                          11,121,040         568,749


 Redeemed                                                                                         (46,058,296)       (33,037,870)


 Net increase (decrease)                                                                          52,846,862         43,833,321




SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1996                       1995   1994   1993 C   1992





Net asset value, beginning of period       $ 29.20       $ 21.69       $ 23.08       $ 19.76       $ 18.51

Income from Investment Operations

 Net investment income                     .22           .08           .12           .12           .09

 Net realized and unrealized gain (loss)   3.82          7.55          (.12)         3.64          1.64

 Total from investment operations          4.04          7.63          -             3.76          1.73



Less Distributions

 From net investment income                (.08)         (.12)         (.12)         (.11)         (.05)

 From net realized gain                    (2.02)        -             (1.27)        (.21)         (.43)

 In excess of net realized gain            -             -             -             (.12)         -

 Total distributions                       (2.10)        (.12)         (1.39)        (.44)         (.48)

Net asset value, end of period             $ 31.14       $ 29.20       $ 21.69       $ 23.08       $ 19.76

TOTAL RETURN A, B                          14.71%        35.36%        (.02)%        19.37%        9.32%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 6,086,424   $ 4,162,702   $ 2,141,869   $ 1,383,849   $ 749,837

Ratio of expenses to average net assets    .69%          .70%          .70%          .71%          .75%

Ratio of expenses to average net assets
after expense reductions                    .67% D        .70%          .69%          .71%          .75%
                                                                                      D

Ratio of net investment income to average
net assets                                 .81%          .37%          .69%          .72%          .83%

Portfolio turnover rate                    81%           108%          122%          159%          262%

Average commission rate E                  $ .0416

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL
RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE
THE TOTAL RETURNS
SHOWN. C  EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF
POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT
PRESENTATION OF INCOME,
CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT
COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT
CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX DIFFERENCES. D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). E FOR
FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS
ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND
TO FUND DEPENDING ON THE
MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES
AND COMMISSION RATE STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Growth Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities) is included under the caption "Other Information" at the end of the fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. For the period, the management fee was equivalent to an annual rate of .61% of average net assets.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .06% of average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the months plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.50% of average net assets.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. In addition, the fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses.
For the period, the reduction under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
6. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 16% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 10% or more of the total outstanding shares of the fund, totaling 28%.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included under the caption "Legend" at the end of the fund's schedule of investments.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the Shareholders of Growth Portfolio:
We have audited the accompanying statement of assets and liabilities of Variable Insurance Products Fund: Growth Portfolio, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Insurance Products Fund: Growth Portfolio as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 10, 1997
DISTRIBUTIONS


The Board of Trustees of Growth Portfolio voted to pay on February 7, 1997, to shareholders of record at the opening of business on February 7, 1997, a distribution of $.94 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.21 per share from net investment income.








INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
William J. Hayes, VICE PRESIDENT
Jennifer Uhrig, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co., Boston, MA
* INDEPENDENT TRUSTEES

(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND: EQUITY-INCOME PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



MARKET ENVIRONMENT                  3    A review of what happened in world markets
                                         during the last year.

PERFORMANCE                         4    How the fund has done over time.

FUND TALK                           5    The manager's review of fund performance, strategy
                                         and outlook.

INVESTMENTS                         6    A complete list of the fund's investments with their
                                         market values.

FINANCIAL STATEMENTS                10   Statements of assets and liabilities, operations, and
                                         changes in net assets, as well as financial highlights.

NOTES                               12   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   14   The auditors' opinion.

DISTRIBUTIONS                       15



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets posted positive returns in 1996, aided by moderate growth and low inflation. Sustained corporate earnings growth and a favorable interest rate environment also proved beneficial. Japan, however, was the major exception as an underperforming stock market and a weak yen undermined returns for U.S.-based investors. The strongest gains came from the often-volatile emerging bond markets in 1996, while performance of the bond markets of developed countries was mixed.
U.S. STOCK MARKETS
The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 22.96% for the 12 months that ended December 31, 1996, well above the index's long-term average annual return of about 12%. The Russell 2000 Index - a measure of small stock performance - rose 16.49%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 28.70%, closing above 6500 for the first time in November.
The U.S. stock market spent much of the past year breaking price and trading volume records. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks in an environment where it was sometimes difficult to discern the health of the economy.
Most industry sectors experienced positive, if not strong performance. At mid-year, technology stocks suffered from a sell-off sparked by fears that company earnings were weakening. Nevertheless, this sector proved to be the strongest in the U.S. market in 1996. Earnings surprises and positive earnings projections were the main drivers of solid performance, especially among semiconductor manufacturers, companies that make disk drives and monitors, and software firms. Even though consensus estimates pointed toward increases in short-term interest rates by the Fed, financial stocks
- usually sensitive to changes in interest rates - shrugged off this concern and posted solid performance based on low interest rates and positive business prospects. Energy stocks reaped the benefits of higher-than-expected energy prices, which resulted in part from the delayed re-entry of Iraq into the world market. Uncertainty over the direction of the economy benefited consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks, as these companies tend to post steady earnings growth in many economic environments.
Utilities stocks struggled in 1996 for two reasons. First, and most important, uncertainty over the direction and form of deregulation in the sector tended to diminish investor interest. Second, stocks in the sector tend to move in concert with bonds, which lagged due to periodic inflation fears and confusing economic signals. Stocks in the telecommunications field especially were affected by uncertainty over legislation signed into law in February 1996. Biotechnology issues had a hard time recovering from a correction in stock prices from overvalued levels that they experienced earlier in 1996. Cyclical stocks - those that usually rise and fall with the economy - posted mixed results that largely depended on the outlook for companies in the specific sector rather than the direction of the economy. FOREIGN STOCK MARKETS
Foreign stock markets posted mixed results in 1996. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australia and the Far East - returned 6.05% in 1996. Europe posted the most consistently strong equity markets due to stronger economic growth, lower interest rates, higher corporate earnings, the relative weakness of the continent's major currencies and a new emphasis on shareholder friendliness by many of the region's corporations. The MSCI Europe Index was up 21.09% in 1996. The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. The Tokyo Stock Exchange TOPIX Total Return Index was off 16.26%. Emerging market equity performance ran the gamut from negative to positive, with the MSCI Emerging Markets Free Index returning 6.03% for 1996. While Hong Kong was a top performer - benefiting from the rising value of the property sector, solid economic growth and stable interest rates - other Asian markets posted mixed returns as concerns rose over declining export growth in the region. Latin America enjoyed a strong first half, but faded toward the end of 1996 due to low domestic savings rates and inefficient governments, among other factors. U.S. BOND MARKETS
Uncertainty over the direction of the economy led to mixed performance in U.S. bond markets in 1996. For the year, the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. taxable bond market
- posted a total return of 3.63%. Stronger-than-expected economic signals rattled the bond market in the early spring. Investors spent most of the summer anticipating a short-term interest rate increase by the Federal Reserve Board. However, the Fed neither raised nor lowered rates through the end of 1996. Interest rates responded to the Fed's inaction by falling during much of October and November. In December, though, bond prices dropped due to inflation concerns, stronger-than-expected economic data and comments by Fed Chairman Alan Greenspan that the stock markets may be overvalued.
FOREIGN BOND MARKETS
While low inflation and moderate growth helped provide a positive backdrop for most bond markets in 1996, performance in overseas bond markets was mixed. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 3.62% for the 12 months that ended December 31, 1996. In Europe, focus centered on the continuing progress toward the European Monetary Union (EMU). Attractive opportunities arose as countries worked to meet the requirements for joining the EMU. However, Germany and Japan - two of the larger components of the Salomon Brothers World Government Bond Index - experienced currency problems that hurt returns. In stark contrast to the developed world, the often-volatile emerging debt markets enjoyed a particularly strong year, helped by inflows of foreign capital, low interest rates and the implementation of country-specific reforms - especially in Latin America. The J.P. Morgan Emerging Markets Bond Index - of which Latin America is a large component - posted a return of 34.16% during the period.
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                    PAST 1   PAST 5   PAST 10
DECEMBER 31, 1996                YEAR     YEARS    YEARS

EQUITY-INCOME                    14.28%   17.98%   13.74%

S&P 500 (registered trademark)   22.96%   15.22%   15.27%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare these figures to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how
it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. In turn, the share
price and return of a fund that invests in stocks
will vary. That means if you sell your shares
during a market downturn, you might lose
money. But if you can ride out the market's ups
and downs, you may have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER THE PAST 10 YEARS
IMAHDR PRASUN   SHR__CHT 19961231 19970120 075109 S00000000000001
             VIP:  Equity-Income         SP Standard & Poor 500
             00150                       SP001
  1986/12/31      10000.00                    10000.00
  1987/01/31      11147.70                    11347.00
  1987/02/28      11407.19                    11795.21
  1987/03/31      11696.79                    12136.09
  1987/04/30      11405.62                    12028.08
  1987/05/31      11475.90                    12132.72
  1987/06/30      11715.12                    12745.42
  1987/07/31      12161.41                    13391.62
  1987/08/31      12496.13                    13891.12
  1987/09/30      12233.85                    13586.91
  1987/10/31       9846.51                    10660.29
  1987/11/30       9405.93                     9781.88
  1987/12/31       9886.75                    10526.28
  1988/01/31      10589.95                    10969.44
  1988/02/29      11114.72                    11480.61
  1988/03/31      10921.23                    11125.86
  1988/04/30      11102.01                    11249.36
  1988/05/31      11250.88                    11347.23
  1988/06/30      11890.98                    11868.07
  1988/07/31      11869.44                    11822.97
  1988/08/31      11664.79                    11420.99
  1988/09/30      12011.40                    11907.52
  1988/10/31      12218.68                    12238.55
  1988/11/30      12022.31                    12063.54
  1988/12/31      12132.06                    12274.65
  1989/01/31      12881.37                    13173.16
  1989/02/28      12815.25                    12845.14
  1989/03/31      13092.83                    13144.44
  1989/04/30      13598.12                    13826.63
  1989/05/31      14002.36                    14386.61
  1989/06/30      14011.95                    14304.61
  1989/07/31      14828.85                    15596.31
  1989/08/31      15067.11                    15902.00
  1989/09/30      14897.72                    15836.80
  1989/10/31      14038.23                    15469.39
  1989/11/30      14118.45                    15784.96
  1989/12/31      14236.27                    16163.80
  1990/01/31      13274.83                    15079.21
  1990/02/28      13353.50                    15273.73
  1990/03/31      13375.52                    15678.49
  1990/04/30      12911.77                    15286.53
  1990/05/31      13766.04                    16776.96
  1990/06/30      13628.98                    16662.88
  1990/07/31      13295.66                    16609.56
  1990/08/31      12233.98                    15108.05
  1990/09/30      11284.97                    14372.29
  1990/10/31      10997.21                    14310.49
  1990/11/30      11785.41                    15234.95
  1990/12/31      12059.63                    15660.00
  1991/01/31      12706.36                    16342.78
  1991/02/28      13581.35                    17511.29
  1991/03/31      13863.09                    17935.06
  1991/04/30      13927.87                    17978.11
  1991/05/31      14692.28                    18754.76
  1991/06/30      14091.53                    17895.79
  1991/07/31      14890.40                    18729.74
  1991/08/31      15204.71                    19173.63
  1991/09/30      15100.36                    18853.43
  1991/10/31      15351.81                    19106.07
  1991/11/30      14690.09                    18336.09
  1991/12/31      15851.00                    20433.74
  1992/01/31      16065.02                    20053.67
  1992/02/29      16586.70                    20314.37
  1992/03/31      16383.45                    19918.24
  1992/04/30      16896.70                    20503.84
  1992/05/31      17031.76                    20604.31
  1992/06/30      16882.65                    20297.30
  1992/07/31      17400.02                    21127.46
  1992/08/31      17018.80                    20694.35
  1992/09/30      17195.47                    20938.54
  1992/10/31      17401.32                    21011.83
  1992/11/30      18032.60                    21728.33
  1992/12/31      18527.78                    21995.59
  1993/01/31      19080.85                    22180.35
  1993/02/28      19509.47                    22482.00
  1993/03/31      20090.87                    22956.37
  1993/04/30      20007.33                    22400.83
  1993/05/31      20369.33                    23001.17
  1993/06/30      20608.92                    23067.88
  1993/07/31      20889.31                    22975.60
  1993/08/31      21688.44                    23846.38
  1993/09/30      21605.52                    23662.76
  1993/10/31      21803.09                    24152.58
  1993/11/30      21422.06                    23923.13
  1993/12/31      21917.23                    24212.60
  1994/01/31      22882.50                    25035.83
  1994/02/28      22293.23                    24357.36
  1994/03/31      21360.60                    23295.38
  1994/04/30      22096.65                    23593.56
  1994/05/31      22306.96                    23980.49
  1994/06/30      22169.14                    23392.97
  1994/07/31      22909.62                    24160.26
  1994/08/31      24088.35                    25150.83
  1994/09/30      23693.72                    24534.64
  1994/10/31      24180.06                    25086.67
  1994/11/30      23389.76                    24173.01
  1994/12/31      23465.84                    24531.50
  1995/01/31      23832.73                    25167.60
  1995/02/28      24741.48                    26148.38
  1995/03/31      25595.80                    26920.02
  1995/04/30      26307.69                    27712.81
  1995/05/31      27100.48                    28820.49
  1995/06/30      27489.85                    29489.99
  1995/07/31      28547.77                    30467.88
  1995/08/31      28905.84                    30544.36
  1995/09/30      29865.49                    31833.33
  1995/10/31      29521.83                    31719.68
  1995/11/30      30798.28                    33112.18
  1995/12/31      31700.57                    33749.92
  1996/01/31      32621.81                    34898.76
  1996/02/29      32731.39                    35222.28
  1996/03/31      33075.93                    35561.47
  1996/04/30      33506.60                    36085.64
  1996/05/31      33868.37                    37016.29
  1996/06/30      33558.28                    37157.32
  1996/07/31      31921.71                    35515.71
  1996/08/31      32576.34                    36264.74
  1996/09/30      33971.73                    38305.72
  1996/10/31      34523.00                    39362.19
  1996/11/30      36831.42                    42337.58
  1996/12/31      36228.48                    41498.87
IMATRL PRASUN   SHR__CHT 19961231 19970120 075111 R00000000000123

Let's say hypothetically $10,000 was invested in Equity-Income Portfolio on December 31, 1986. As the chart shows, by December 31, 1996, the value of the investment would have grown to $36,228 - a 262.28% increase on the initial investment. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500 would have grown to $41,499 over the same period - a 314.99% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1996
                                % OF FUND'S
                                INVESTMENTS

British Petroleum PLC ADR       3.2

Aetna, Inc.                     2.5

General Electric Co.            2.2

Intel Corp.                     2.0

Royal Dutch Petroleum Co. ADR   1.8

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 19966
              % OF FUND'S
              INVESTMENTS

Finance       16.4

Energy        14.6

Health        13.3

Technology    7.9

Nondurables   7.9

ASSET ALLOCATION AS OF DECEMBER 31, 1996 *
Row: 1, Col: 1, Value: 6.8
Row: 1, Col: 2, Value: 1.7
Row: 1, Col: 3, Value: 91.5
Stocks  91.5%
Bonds  1.7%
Short-term investments 6.8%
FOREIGN INVESTMENTS 8.1%
*
(% OF FUND'S INVESTMENTS)
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Stephen Petersen became Portfolio Manager of Equity-Income Portfolio on January 6, 1997, after the period ended.
Q. HOW DID THE FUND PERFORM, STEPHEN?
A. While performing well on an absolute basis, the fund underperformed the Standard & Poor's 500 Index, which returned 22.96% for the 12 months ended December 31, 1996.
Q. WHY WERE THE FUND'S RETURNS DISAPPOINTING DURING THE PAST SIX MONTHS?
A. There are a couple of reasons. Primarily, though, it's because of the equity-income style of investing that the fund follows. Equity-income fund managers seek to own stocks of quality companies that also have attractive dividend yields equal to or greater than the market average. Having that sort of orientation attracts equity-income style managers to utility stocks, financial stocks and cyclical stocks such as automobiles and basic industries. As a group, the industries I just mentioned - with the exception of financial stocks - performed well on an absolute basis but underperformed the overall market during the past year. As in 1995, the strong performance of the overall stock market was primarily concentrated in technology stocks and larger market-capitalization stocks such as Coca Cola and Gillette.
Q. AND THE FUND DIDN'T HAVE LARGE HOLDINGS IN MANY OF THE OUTPERFORMING
STOCKS?
A. Exactly. The past 12 months have not really been a stock picker's market, but one in which the S&P 500 managed to outperform most actively managed mutual funds such as this one. Also, the fund had a fairly large weighting in mid-cap stocks that also underperformed the market average.
Q. WHAT HOLDINGS DID PERFORM WELL?
A. Some of the fund's top holdings performed well, including General Electric, IBM and Philip Morris. The fund also was helped by its weighting in financial stocks such as Aetna, the Federal National Mortgage Association, Citicorp and American Express. However, some of the fund's utility stocks and convertible bonds were drags on performance.
Q. YOU TOOK OVER THE FUND IN EARLY JANUARY 1997. WHAT ARE YOUR PLANS FOR THE FUND? WHAT CHANGES CAN SHAREHOLDERS EXPECT FROM YOU?
A. As an equity-income manager, my investment strategy is to look for better-than-average yielding large-cap stocks with attractive attributes that will lead to capital appreciation over time. I try to buy stocks that are currently out-of-favor within this framework, and try to avoid taking large positions in certain segments of the market, such as mid-cap stocks or convertible bonds. Once the out-of-favor stocks appreciate, I sell them and buy other out-of-favor stocks. Mine is a methodical, straight-forward process that emphasizes individual stock picking more than anything else.
Q. WHAT DO YOU LOOK FOR IN DIVIDEND-YIELDING STOCKS?
A. I usually buy stocks that have dividend yields equal to or above the average yield of the S&P 500 - currently about 2%. If I own companies with lower yields, it's because the company has decided to distribute excess capital to shareholders in other ways, such as stock repurchase programs. This is consistent with my strategy of owning companies that are strong income producers with higher-than-average dividends, along with stocks of undervalued companies that I think have the potential to appreciate over time.
Q. DOES THE FUND OWN TURNAROUND STOCKS OR COMPANIES THAT ARE UNDERGOING POSITIVE CHANGE?
A. Yes. While my goal is to have the fund primarily invested in quality companies with consistent earnings growth, I would like to own some companies that haven't performed well in the market recently, and therefore may have lower valuations and better opportunity for capital appreciation. It's an approach I've used in the past with some other funds I've managed and it's worked well.
Q. WHAT'S YOUR OUTLOOK FOR THE MONTHS AHEAD?
A. I don't sense that there's been any significant change in the mood of the market - it still favors consistent earnings growth. Since the market continues to reward stocks of large-cap companies with consistent earnings, it's quite difficult to outperform the general market, especially with the equity-income style of investing. However, as everyone knows, the economic recovery has been underway since 1991 - historically, quite a long period of time for a strong economy without an interruption or correction. Therefore, I'm trying to structure the fund so it can perform relatively well when and if the market changes course. While I think the outlook for this fund remains good, investors should be cautious after the past two years of more than 20% returns from the overall market.



FUND FACTS
GOAL: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential
START DATE: October 9, 1986
SIZE: as of December 31, 1996, more than $6.0 billion
MANAGER: Jennifer Uhrig, since January 1997;
joined Fidelity in 1987
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 89.7%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 5.0%
AEROSPACE & DEFENSE - 3.3%
Alliant Techsystems, Inc. (a)  215,000 $ 11,825,000
Boeing Co.   834,000  88,716,750
Lockheed Martin Corp.   425,603  38,942,675
Northrop Grumman Corp.   874,500  72,364,875
Thiokol Corp.   376,700  16,857,325
  228,706,625
DEFENSE ELECTRONICS - 0.7%
Litton Industries, Inc. (a)  1,042,500  49,649,063
SHIP BUILDING & REPAIR - 1.0%
General Dynamics Corp.   991,500  69,900,750
TOTAL AEROSPACE & DEFENSE   348,256,438
BASIC INDUSTRIES - 4.6%
CHEMICALS & PLASTICS - 2.8%
IMC Fertilizer Group, Inc.   1,084,900  42,446,713
Monsanto Co.   1,940,000  75,417,500
Raychem Corp.   239,400  19,181,925
Synetic, Inc. (a)(d)  1,157,582  56,142,727
  193,188,865
METALS & MINING - 1.8%
Alcan Aluminium Ltd.   1,400,000  47,233,468
Aluminum Co. of America  740,900  47,232,375
Inco Ltd.   1,029,193  32,846,186
  127,312,029
TOTAL BASIC INDUSTRIES   320,500,894
CONGLOMERATES - 2.1%
AlliedSignal, Inc.   1,055,100  70,691,700
Coltec Industries, Inc. (a)  1,371,600  25,888,950
Tyco International Ltd.   962,742  50,904,983
  147,485,633
CONSTRUCTION & REAL ESTATE - 0.5%
BUILDING MATERIALS - 0.5%
Masco Corp.   1,045,400  37,634,400
DURABLES - 2.1%
AUTOS, TIRES, & ACCESSORIES - 0.2%
Snap-on Tools Corp.   335,150  11,939,719
CONSUMER DURABLES - 0.3%
Minnesota Mining &
 Manufacturing Co.   269,500  22,334,813
CONSUMER ELECTRONICS - 1.2%
Sunbeam-Oster, Inc.   3,092,300  79,626,725
TEXTILES & APPAREL - 0.4%
Reebok International Ltd.   687,700  28,883,400
TOTAL DURABLES   142,784,657
ENERGY - 14.5%
ENERGY SERVICES - 1.1%
BJ Services Co. (a)  144,100  7,349,100
Schlumberger Ltd.   720,600  71,969,925
  79,319,025
OIL & GAS - 13.4%
Amerada Hess Corp.   464,500  26,882,938
Amoco Corp.   150,000  12,075,000
British Petroleum PLC ADR  1,591,493  224,997,323
Burlington Resources, Inc.   566,700  28,547,513

 SHARES VALUE (NOTE 1)
Chevron Corp.   929,600 $ 60,424,000
Exxon Corp.   1,040,000  101,920,000
Lomak Petroleum, Inc.   329,000  5,634,125
Mobil Corp.   136,300  16,662,675
Occidental Petroleum Corp.   1,665,200  38,924,050
Pennzoil Co.   1,100,400  62,172,600
Royal Dutch Petroleum Co. ADR  724,500  123,708,375
Texaco, Inc.   1,080,000  105,975,000
Tosco Corp.   216,600  17,138,475
Total SA Class B  594,700  48,355,183
Unocal Corp.   1,447,665  58,811,391
  932,228,648
TOTAL ENERGY   1,011,547,673
FINANCE - 15.2%
BANKS - 7.8%
Bank of Boston Corp.   1,127,100  72,416,175
Bank of New York Co., Inc.   1,675,000  56,531,250
BankAmerica Corp.   734,700  73,286,325
Chase Manhattan Corp.   1,040,000  92,820,000
Citicorp  874,400  90,063,200
First Bank System, Inc.   592,530  40,440,173
National City Corp.   1,057,785  47,468,102
SunTrust Banks, Inc.   767,300  37,789,525
U.S. Bancorp  728,700  32,745,956
  543,560,706
CREDIT & OTHER FINANCE - 0.7%
American Express Co.   905,172  51,142,218
FEDERAL SPONSORED CREDIT - 1.5%
Federal Home Loan
 Mortgage Corporation  100,900  11,111,613
Federal National Mortgage
 Association  2,478,700  92,331,575
  103,443,188
INSURANCE - 4.4%
Aetna, Inc.   2,135,700  170,856,000
Allstate Corp.   774,999  44,853,056
ITT Hartford Group, Inc.   663,300  44,772,750
Travelers Group, Inc. (The)  1,011,667  45,904,375
  306,386,181
SAVINGS & LOANS - 0.5%
Great Western Financial Corp.   1,184,100  34,338,900
SECURITIES INDUSTRY - 0.3%
Lehman Brothers Holdings, Inc.   598,800  18,787,350
TOTAL FINANCE   1,057,658,543
HEALTH - 12.2%
DRUGS & PHARMACEUTICALS - 5.4%
American Home Products Corp.   1,773,000  103,942,125
Barr Laboratories, Inc. (a)(d)  1,141,800  28,973,175
Bristol-Myers Squibb Co.   675,400  73,449,750
Genentech, Inc. special (a)  534,400  28,657,200
Lilly (Eli) & Co.   495,800  36,193,400
Schering-Plough Corp.   219,700  14,225,575
Sepracor, Inc. (a)  475,000  7,896,875
Warner-Lambert Co.   1,049,000  78,675,000
  372,013,100
MEDICAL EQUIPMENT & SUPPLIES - 3.6%
Bard (C.R.), Inc.   1,173,500  32,858,000
Cardiac Control Systems, Inc. (a)(d)  99,800  149,700
Cardinal Health, Inc.   1,768,700  103,026,775
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HEALTH - CONTINUED
MEDICAL EQUIPMENT & SUPPLIES - CONTINUED
Nellcor, Inc. (a)  421,700 $ 9,224,688
U.S. Surgical Corp.   2,707,000  106,588,125
  251,847,288
MEDICAL FACILITIES MANAGEMENT - 3.2%
Beverly Enterprises, Inc. (a)(d)  5,522,000  70,405,500
Columbia/HCA Healthcare Corp.   2,422,350  98,710,763
Integramed America, Inc. (a)(d)  605,500  983,938
PacifiCare Health Systems, Inc.
 Class B (a)  624,000  53,196,000
US Diagnostic Labs, Inc. (a)  100,000  925,000
  224,221,201
TOTAL HEALTH   848,081,589
HOLDING COMPANIES - 0.1%
Koor Industries Ltd. sponsored ADR 617,300 10,494,100 INDUSTRIAL MACHINERY & EQUIPMENT - 4.2%
ELECTRICAL EQUIPMENT - 2.3%
American Superconductor Corp. (a)  419,800  4,460,375
General Electric Co.   1,572,800  155,510,600
  159,970,975
INDUSTRIAL MACHINERY & EQUIPMENT - 0.8%
Caterpillar, Inc.   695,000  52,298,750
POLLUTION CONTROL - 1.1%
WMX Technologies, Inc.   2,405,200  78,469,650
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   290,739,375
MEDIA & LEISURE - 4.4%
ENTERTAINMENT - 1.7%
All American Communications, Inc. (a)  280,434  3,785,859
GC Cos., Inc. (a)  251,100  8,694,338
Viacom, Inc. Class B (non-vtg.)(a)  3,148,500  109,803,938
  122,284,135
LEISURE DURABLES & TOYS - 1.4%
Hasbro, Inc.   2,490,500  96,818,188
LODGING & GAMING - 0.7%
HFS, Inc.   365,000  21,808,750
Mirage Resorts, Inc. (a)  266,600  5,765,225
WMS Industries, Inc. (a)  981,800  19,636,000
  47,209,975
PUBLISHING - 0.6%
Harcourt General, Inc.   385,600  17,785,800
Hollinger International, Inc. Class A  1,989,400  22,878,100
  40,663,900
TOTAL MEDIA & LEISURE   306,976,198
NONDURABLES - 7.9%
BEVERAGES - 0.9%
Anheuser-Busch Companies, Inc.   1,595,300  63,812,000
FOODS - 1.0%
General Mills, Inc.   1,060,600  67,215,525
HOUSEHOLD PRODUCTS - 4.5%
Avon Products, Inc.   90,600  5,175,525
Colgate-Palmolive Co.   330,000  30,442,500
Gillette Co.   1,250,700  97,241,925
Procter & Gamble Co.   810,800  87,161,000
Stanhome, Inc.   474,900  12,584,850

 SHARES VALUE (NOTE 1)
Unilever NV ADR  200,000 $ 35,050,000
Unilever PLC Ord.  1,705,400  41,337,105
  308,992,905
TOBACCO - 1.5%
Philip Morris Companies, Inc.   944,800  106,408,100
TOTAL NONDURABLES   546,428,530
PRECIOUS METALS - 0.0%
Naxos Resources Ltd. (a)  60,200  233,275
RETAIL & WHOLESALE - 5.4%
APPAREL STORES - 0.0%
Limited, Inc. (The)  90,800  1,668,450
DRUG STORES - 1.0%
Rite Aid Corp.   1,187,100  47,187,225
Walgreen Co.   634,200  25,368,000
  72,555,225
GENERAL MERCHANDISE STORES - 1.8%
Consolidated Stores Corp. (a)  2,066,125  66,374,266
Wal-Mart Stores, Inc.   573,800  13,125,675
Woolworth Corp. (a)  2,100,800  45,955,000
  125,454,941
RETAIL & WHOLESALE, MISCELLANEOUS - 2.6%
Staples, Inc. (a)  2,095,700  37,853,581
Tandy Corp.   1,817,800  79,983,200
Toys "R" Us, Inc. (a)  1,180,000  35,400,000
U.S. Office Products Co. (a)  750,800  25,621,050
  178,857,831
TOTAL RETAIL & WHOLESALE   378,536,447
SERVICES - 1.2%
ADVERTISING - 0.5%
Interpublic Group of Companies, Inc.   658,500  31,278,750
PRINTING - 0.6%
Harland (John H.) Co.   1,251,300  41,292,900
SERVICES - 0.1%
HealthCare COMPARE Corp. (a)  223,800  9,483,525
TOTAL SERVICES   82,055,175
TECHNOLOGY - 7.6%
COMPUTER SERVICES & SOFTWARE - 0.7%
Equifax, Inc.   1,568,900  48,047,563
COMPUTERS & OFFICE EQUIPMENT - 3.2%
Hewlett-Packard Co.   1,000,000  50,250,000
International Business Machines Corp.   730,000  110,230,000
Pitney Bowes, Inc.   991,000  54,009,500
Silicon Graphics, Inc. (a)  444,200  11,327,100
  225,816,600
ELECTRONIC INSTRUMENTS - 0.3%
Varian Associates, Inc.   360,900  18,360,788
ELECTRONICS - 2.1%
AMP, Inc.   187,500  7,195,313
Intel Corp.   1,059,000  138,662,813
  145,858,126
PHOTOGRAPHIC EQUIPMENT - 1.3%
Eastman Kodak Co.   988,500  79,327,125
Panavision, Inc. (a)(d)  437,400  9,076,050
  88,403,175
TOTAL TECHNOLOGY   526,486,252
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TRANSPORTATION - 1.7%
AIR TRANSPORTATION - 1.1%
Northwest Airlines Corp. Class A (a)  1,976,200 $ 77,318,825
RAILROADS - 0.6%
CSX Corp.   217,900  9,206,275
Conrail, Inc.   286,826  28,575,040
  37,781,315
TOTAL TRANSPORTATION   115,100,140
UTILITIES - 1.0%
TELEPHONE SERVICES - 1.0%
LCI International, Inc. (a)  649,400  13,962,100
Southern New England
 Telecommunications Corp.   670,300  26,057,913
WorldCom, Inc. (a)  1,103,800  28,767,788
   68,787,801
TOTAL COMMON STOCKS
 (Cost $5,403,361,996)   6,239,787,120
CONVERTIBLE PREFERRED STOCKS - 1.8%
FINANCE - 1.2%
INSURANCE - 0.8%
Aetna, Inc. Class C 6.25%  760,000  60,325,000
SECURITIES INDUSTRY - 0.4%
Salomon, Inc. $2.03  840,700  25,641,350
TOTAL FINANCE   85,966,350
HEALTH - 0.6%
MEDICAL EQUIPMENT & SUPPLIES - 0.6%
U.S. Surgical Corp. $2.20 (c)  1,027,500  39,301,875
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Cost $109,599,084)   125,268,225
CONVERTIBLE BONDS - 1.7%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) (B) AMOUNT
CONSTRUCTION & REAL ESTATE - 0.5%
REAL ESTATE INVESTMENT TRUSTS - 0.5%
Liberty Property exchangeable
 8%, 7/1/01 B1 $ 27,985,000  35,785,819
ENERGY - 0.1%
OIL & GAS - 0.1%
Lomak Petroleum, Inc.
 6%, 2/1/07 (c) -  10,000,000  10,750,000
HEALTH - 0.5%
MEDICAL FACILITIES MANAGEMENT - 0.5%
NovaCare, Inc.
 5 1/2%, 1/15/00 B1  38,787,000  34,811,333
MEDIA & LEISURE - 0.1%
LEISURE DURABLES & TOYS - 0.1%
Hasbro Corp. 6%, 11/15/98 A3  3,000,000  3,952,500

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
RETAIL & WHOLESALE - 0.2%
RETAIL & WHOLESALE, MISCELLANEOUS - 0.2%
US Office Products Co.
 5 1/2%, 2/1/01 B3 $ 10,000,000 $ 13,200,000
TECHNOLOGY - 0.3%
COMPUTERS & OFFICE EQUIPMENT - 0.3%
Unisys Corp.
 8 1/4%, 8/1/00 B3  22,579,000  21,901,630
TOTAL CONVERTIBLE BONDS
 (Cost $111,371,760)   120,401,282
CASH EQUIVALENTS - 6.8%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 6.75%, dated
 12/31/96 due 1/2/97  $ 468,719,704  468,544,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $6,092,876,840) $ 6,954,000,627
LEGEND
1. Non-income producing
2. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $50,051,875 or 0.7% of net assets.
4. An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Advanced Medical, Inc.  $ - $ 2,059,931 $ - $ -
Barr Laboratories, Inc.   -  -  -  28,973,175
Beverly Enterprises, Inc.   -  -  -  70,405,500
Cardiac Control
 Systems, Inc.   -  -  -  149,700
Integramed
 America, Inc.   -  -  -  983,938
Panavision, Inc.   527,021  -  -  9,076,050
Synetic, Inc.   2,831,088  -  -  56,142,727
TOTALS  $ 3,358,109 $ 2,059,931 $ - $ 165,731,090
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $11,836,384,153 and $10,451,663,817, respectively, of which U.S. government and government agency obligations aggregated $0 and $328,865,673, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,583,630, for the period (see Note 4 of Notes to Financial Statements).
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 0.1% AAA, AA, A 0.1%
Baa 0.0% BBB 0.0%
Ba 0.0% BB 0.0%
B 1.5% B 0.8%
Caa 0.0% CCC 0.2%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
The percentage not rated by both S&P and Moody's amounted to 0.1%. FMR has determined that unrated debt securities that are lower quality account for 0.1% of the total value of investment in securities.
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $21,073,000 and $6,793,750, respectively. The weighted average interest rate was 5.8% (see Note 5 of Notes to Financial Statements). INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $6,108,113,364. Net unrealized appreciation aggregated $845,887,263, of which $912,793,695 related to appreciated investment securities and $66,906,432 related to depreciated investment securities.
The fund hereby designates approximately $446,325,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1996

ASSETS

Investment in securities, at                                                                      $ 6,954,000,627
value (including repurchase agreements of $468,544,000) (cost $6,092,876,840) -
See accompanying schedule

Cash                                                                                               1,686,975

Receivable for investments sold                                                                    20,320,841

Receivable for fund shares sold                                                                    4,023,402

Dividends receivable                                                                               8,912,470

Interest receivable                                                                                3,117,054

Other receivables                                                                                  122,761

 TOTAL ASSETS                                                                                      6,992,184,130

LIABILITIES

Payable for investments purchased                                                  $ 22,508,059

Payable for fund shares redeemed                                                    5,207,198

Accrued management fee                                                              2,904,152

Other payables and                                                                  474,698
accrued expenses

 TOTAL LIABILITIES                                                                                 31,094,107

NET ASSETS                                                                                        $ 6,961,090,023

Net Assets consist of:

Paid in capital                                                                                   $ 5,393,181,590

Undistributed net investment income                                                                117,454,549

Accumulated undistributed net realized gain (loss) on investments and foreign                      589,335,531
currency transactions

Net unrealized appreciation (depreciation) on investments                                          861,118,353
and assets and liabilities in
foreign currencies

NET ASSETS, for 330,981,233                                                                       $ 6,961,090,023
shares outstanding

NET ASSET VALUE, offering price                                                                    $21.03
and redemption price per
share ($6,961,090,023 (divided by) 330,981,233 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                                 $ 103,954,015
Dividends

Interest                                                                           46,819,075

 TOTAL INCOME                                                                      150,773,090

EXPENSES

Management fee                                                     $ 30,150,885

Transfer agent fees                                                 3,382,642

Accounting fees and expenses                                        809,457

Non-interested trustees' compensation                               37,037

Custodian fees and expenses                                         148,790

Registration fees                                                   42,083

Audit                                                               88,174

Legal                                                               36,257

Interest                                                            4,392

Miscellaneous                                                       34,321

 Total expenses before reductions                                   34,734,038

 Expense reductions                                                 (1,419,527     33,314,511
                                                                   )

NET INVESTMENT INCOME                                                              117,458,579

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                   597,126,563
 realized gain of $529,821
 on sales of investments in
 affiliated issuers)

 Foreign currency transactions                                      (9,078         597,117,485
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              91,004,487

 Assets and liabilities in                                          (11,569        90,992,918
 foreign currencies                                                )

NET GAIN (LOSS)                                                                    688,110,403

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 805,568,982

OTHER INFORMATION                                                                 $ 1,390,319
Expense reductions
 Directed brokerage arrangements

 Custodian interest credits                                                        29,208

                                                                                  $ 1,419,527


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1996           1995



Operations                                                                                       $ 117,458,579     $ 88,914,157

Net investment income


 Net realized gain (loss)                                                                         597,117,485       220,997,465


 Change in net unrealized appreciation (depreciation)                                             90,992,918        715,587,919


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  805,568,982       1,025,499,541


Distributions to shareholders                                                                     (7,876,787)       (84,729,039)

From net investment income


 From net realized gain                                                                           (225,801,230)     (121,254,353)


 TOTAL DISTRIBUTIONS                                                                              (233,678,017)     (205,983,392)


Share transactions                                                                                1,829,128,598     1,784,340,253

Net proceeds from sales of shares


 Reinvestment of distributions                                                                    233,678,017       205,981,922


 Cost of shares redeemed                                                                          (553,042,238)     (214,815,736)


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                          1,509,764,377     1,775,506,439


  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                         2,081,655,342     2,595,022,588


NET ASSETS


 Beginning of period                                                                              4,879,434,681     2,284,412,093


 End of period (including undistributed net investment income of $117,454,549 and $8,997,355,    $ 6,961,090,023   $ 4,879,434,681

respectively)


OTHER INFORMATION

Shares


 Sold                                                                                             93,794,843        103,951,843


 Issued in reinvestment of distributions                                                          12,390,139        12,868,445


 Redeemed                                                                                         (28,467,146)      (12,384,683)


 Net increase (decrease)                                                                          77,717,836        104,435,605




SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1996                       1995   1994   1993 C   1992





Net asset value, beginning of period                            $ 19.27       $ 15.35       $ 15.44       $ 13.40       $ 11.85

Income from Investment Operations

 Net investment income                                          .35           .41           .41           .37           .40

 Net realized and unrealized gain (loss)                        2.30          4.69          .64           2.06          1.57

 Total from investment operations                               2.65          5.10          1.05          2.43          1.97



Less Distributions

 From net investment income                                     (.03)         (.40)         (.37)         (.35)         (.42)

 In excess of net investment income                             -             -             -             (.04)         -

 From net realized gain                                         (.86)         (.78)         (.77)         -             -

 Total distributions                                            (.89)         (1.18)        (1.14)        (.39)         (.42)

Net asset value, end of period                                  $ 21.03       $ 19.27       $ 15.35       $ 15.44       $ 13.40

TOTAL RETURN A, B                                               14.28%        35.09%        7.07%         18.29%        16.89%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                         $ 6,961,090   $ 4,879,435   $ 2,284,412   $ 1,318,500   $ 592,880

Ratio of expenses to average net assets                         .58%          .61%          .60%          .62%          .65%

Ratio of expenses to average net assets after expense reductions.56% D        .61%          .58%          .62%          .65%
                                                                                            D

Ratio of net investment income to average net assets            1.97%         2.56%         2.83%         2.87%         3.52%

Portfolio turnover rate                                         186%          87%           134%          120%          74%

Average commission rate E                                       $ .0426

THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL
STATEMENTS).
TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE
THE TOTAL RETURNS SHOWN.
EFFECTIVE JANUARY 1,1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2,
"DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF
INCOME, CAPITAL GAIN,
AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A
RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK
TO TAX DIFFERENCES.
FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES
(SEE NOTE 6 OF NOTES TO
FINANCIAL STATEMENTS).
FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
 REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH
COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD
AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996




5. SIGNIFICANT ACCOUNTING POLICIES.
Equity-Income Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for market discount and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
6. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS - CONTINUED
adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
7. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of the fund's schedule of investments.
8. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .20%. For the period, the management fee was equivalent to an annual rate of .51% of average net assets.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .06% of average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.
9. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's schedule of investments.
10. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.50% of average net assets.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. In addition, the fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses.
For the period, the reduction under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
11. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 20% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 10% or more of the total outstanding shares of the fund, totaling 29%.
12. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included under the caption "Legend" at the end of the fund's schedule of investments.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the Shareholders of Equity-Income Portfolio:
We have audited the accompanying statement of assets and liabilities of Variable Insurance Products Fund: Equity-Income Portfolio, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Insurance Products Fund: Equity-Income Portfolio as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 10, 1997
DISTRIBUTIONS


The Board of Trustees of Equity-Income Portfolio voted to pay on February 7, 1997, to shareholders of record at the opening of business on February 7, 1997, a distribution of $1.81 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.36 per share from net investment income.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
William J. Hayes, VICE PRESIDENT
Stephen Petersen, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank, N.A., New York, NY
* INDEPENDENT TRUSTEES

(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND: MONEY MARKET PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



PERFORMANCE                         3    How the fund has done over time.

FUND TALK                           4    The manager's review of fund performance, strategy
                                         and outlook.

INVESTMENTS                         5    A complete list of the fund's investments with their
                                         market values.

FINANCIAL STATEMENTS                9    Statements of assets and liabilities, operations, and
                                         changes in net assets, as well as financial highlights.

NOTES                               11   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   12   The auditors' opinion.



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
PERFORMANCE


To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED        PAST 1   PAST 5   PAST 10
DECEMBER 31, 1996    YEAR     YEARS    YEARS

MONEY MARKET         5.41%    4.53%    5.96%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
If Fidelity had not reimbursed certain fund expenses, the past five and ten year total returns would have been lower. Yield will vary.
YIELD
Row: 1, Col: 1, Value: 5.56
Row: 1, Col: 2, Value: 2.83
Row: 2, Col: 1, Value: 5.13
Row: 2, Col: 2, Value: 2.71
Row: 3, Col: 1, Value: 5.159999999999999
Row: 3, Col: 2, Value: 2.66
Row: 4, Col: 1, Value: 5.3
Row: 4, Col: 2, Value: 2.67
Row: 5, Col: 1, Value: 5.28
Row: 5, Col: 2, Value: 2.64
Money Market
MMDA
6% -
5% -
4% -
3% -
2% -
1% -
0%
  12/27/95 4/3/96 6/26/96 10/2/96 12/30/96

 MONEY MARKET 5.56% 5.13% 5.16% 5.30% 5.28%

 MMDA 2.83% 2.71% 2.66% 2.67% 2.64
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average and the bank money market deposit account (MMDA) average. The MMDA average is supplied by BANK RATE MONITOR. TM

COMPARING PERFORMANCE
There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S.
Government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money fund will maintain a $1 share price.
Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Bob Litterst, Portfolio Manager of Money Market Portfolio
Q. BOB, WHAT WAS THE INVESTING ENVIRONMENT LIKE OVER THE PAST YEAR?
A. It has gone through some interesting changes. At the beginning of the period, the economy was growing slowly, inflationary pressures were mild and it seemed a balanced budget agreement was in the offing. The Federal Reserve Board reduced short-term rates in January, and market participants were optimistic that additional rate cuts would occur in the months ahead. But things changed dramatically, beginning with Fed Chairman Alan Greenspan's Congressional testimony in February suggesting that market expectations of further rate cuts were excessive. February's employment report then came in well above most analysts' predictions, depicting a much stronger labor market than previously thought. Stronger economic signals caused participants to revise their expectations regarding monetary policy, and short-term rates rose. Ultimately, the economy grew at a 4.7% annual rate in the second quarter, well above a non-inflationary pace. As a result, short-term interest rates rose higher through the second quarter and into the summer.
Q. BUT THE FED DIDN'T RAISE RATES . . .
A. That's right, for two reasons. First, the key inflation indices were well-behaved. Rising wages didn't get translated into higher prices. And second, the Fed anticipated a slowdown in economic activity in the second half of the year. Minutes from the Fed's Open Market Committee meetings indicated that the Fed did adopt a tightening bias in July and maintained it through its November meeting. Nonetheless, the Fed did not take direct action on short-term interest rates. During September and October, the market breathed a sigh of relief as the Fed's economic projections turned out to be correct. Job growth decelerated, third quarter gross domestic product (GDP) slowed sharply and inflation numbers were reassuring. With the economy slowing and inflation subdued, tightening fears subsided and short-term rates retraced their earlier rise.
Q. WHAT HAS YOUR STRATEGY BEEN THROUGH THIS FLUCTUATING MARKET?
A. At the start of the period, the fund's average maturity was 70 days because I felt rates were on a downward trend and I wanted to lock in higher yields. When market sentiment shifted and rates rose in anticipation of an increase in the federal funds rate, I shortened the average maturity somewhat - to help me position the fund so I could reinvest at ever-higher yields as the fund's existing holdings matured. In the summer, I shortened the maturity further to the 50-day range because the potential for Fed tightening was strong, and, again, I wanted to be able to obtain higher yields going forward. From that point, I increased the average maturity of the fund by purchasing some securities further out on the yield curve that I felt were factoring in the worst case scenario regarding potential Fed tightening. At the end of September, the fund's average maturity was back out to 70 days, reflecting my opinion that Fed policy would remain steady for the foreseeable future. Since that time, I've kept the maturity in the 60-70 day range.
Q. WHAT DO YOU SEE LOOKING OUT OVER THE NEXT SEVERAL MONTHS?
A. The consumer retrenched a great deal in the third quarter after contributing to strong GDP growth in the first half of the year. The debate at this point is whether this slowdown is a "pause to refresh" or the beginning of a new trend where consumers are too debt-strapped to keep on spending. Recent economic data suggest that fourth-quarter real GDP growth may be stronger than initially expected, led by consumption, trade and construction spending. Nevertheless, I expect Fed monetary policy to be stable at least through the first quarter of 1997. If the economy grows at an above-trend pace and/or wage and price pressures accelerate, expectations of tightening should reappear. On the other hand, I think it's unlikely the Fed will ease because of concern about tight labor market conditions and rising wage pressures. Additionally, in December Greenspan warned of "irrational exuberance" in the equity markets, a condition that probably would not cause the Fed to increase rates, but might restrict its ability to ease if the economy weakens.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential
START DATE: October 9, 1986
SIZE: as of December 31, 1996, more than $6.0 billion
MANAGER: Jennifer Uhrig, since January 1997;
joined Fidelity in 1987
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


BANKERS' ACCEPTANCES - 0.7%
DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
Chase Manhattan Bank
2/3/97 5.42% $ 3,062,567 $ 3,047,547
5/13/97 5.64  3,000,000  2,939,280
6/12/97 5.54  2,270,786  2,215,811
TOTAL BANKERS' ACCEPTANCES   8,202,638
CERTIFICATES OF DEPOSIT - 33.0%
DOMESTIC CERTIFICATES OF DEPOSIT - 5.5%
American Express Centurion Bank
1/13/97 5.47  10,000,000  10,000,000
1/16/97 5.50  3,000,000  3,000,000
Bank of America-Illinois
3/24/97 5.43  500,000  500,288
Bank of New York, NY
1/29/97 5.31 (a)  3,000,000  3,000,000
Chase Manhattan Bank
1/8/97 5.85  10,000,000  10,000,000
Corestates Bank
1/10/97 5.58 (a)  10,000,000  9,997,181
Mellon Bank, N.A.
1/29/97 5.60  15,000,000  15,000,000
Morgan Guaranty Trust, NY
8/12/97 5.78  4,000,000  3,998,612
8/12/97 5.80  5,000,000  4,997,870
    60,493,951
CHICAGO BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 1.9%
ABN-AMRO Bank
3/10/97 5.40  10,000,000  10,000,000
3/18/97 5.80  2,000,000  1,998,271
12/23/97 5.70  5,000,000  4,997,659
Bank of Montreal
1/7/97 5.45  4,000,000  3,999,290
    20,995,220
NEW YORK BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 17.3%
Bank of Scotland Treasury Services
3/20/97 5.48  10,000,000  10,000,000
Bank of Tokyo-Mitsubishi Ltd.
1/6/97 5.60  5,000,000  5,000,000
1/16/97 5.48  4,000,000  3,999,996
2/24/97 5.45  3,000,000  3,000,000
3/3/97 5.50  7,000,000  7,000,000
Bayerische Hypotheken-und Weschel
4/7/97 5.40  6,000,000  6,000,000
Bayerische Landesbank Girozentrale
1/22/97 5.53  6,000,000  6,000,000
Bayerische Vereinsbank A.G.
2/3/97 5.57  25,000,000  25,000,000
Caisse Nationale de Credit Agricole
2/18/97 5.41  5,000,000  5,000,000
6/16/97 5.50  5,000,000  5,000,000
Canadian Imperial Bank of Commerce
1/27/97 5.40  8,000,000  8,000,000
Commerzbank, Germany
2/26/97 5.42  10,000,000  10,001,825
2/26/97 5.73  1,000,000  999,764

DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
Landesbank Hessen-Thuringen
9/5/97 6.20% $ 15,000,000 $ 15,000,968
9/11/97 6.11  14,000,000  13,998,147
National Bank of Canada
2/24/97 5.40  4,000,000  4,000,000
National Westminster Bank, PLC
2/18/97 5.42  5,000,000  5,000,000
5/1/97 5.42  3,000,000  3,000,163
Royal Bank of Canada
8/13/97 5.80  5,000,000  4,997,861
Sanwa Bank, Ltd.
1/13/97 5.50  4,000,000  4,000,000
1/17/97 5.52  2,000,000  2,000,000
2/28/97 5.50  2,000,000  2,000,016
3/27/97 5.71  2,000,000  2,000,000
Societe Generale, France
1/9/97 5.50  8,000,000  7,999,941
5/22/97 5.53  7,000,000  7,000,877
6/10/97 5.53  5,000,000  5,007,585
Sumitomo Bank, Ltd.
1/13/97 5.55  3,000,000  3,000,000
1/17/97 5.53  2,000,000  2,000,000
1/21/97 5.54  3,000,000  3,000,000
2/18/97 5.50  4,000,000  4,000,000
Westdeutsche Landesbank
3/10/97 5.40  2,000,000  2,000,000
4/9/97 5.45  3,000,000  3,000,000
4/21/97 5.50  2,000,000  2,000,000
    190,007,143
LONDON BRANCH, EURODOLLAR, FOREIGN BANKS - 8.3%
ABN-AMRO Bank
3/27/97 5.60  15,000,000  15,000,344
Abbey National, Treasury Services
2/14/97 5.40  2,000,000  1,999,911
2/18/97 5.42  4,000,000  4,000,000
3/17/97 5.43  10,000,000  10,000,000
4/16/97 5.50  5,000,000  4,999,260
Bank of Nova Scotia
3/6/97 5.40  10,000,000  10,000,000
Bank of Tokyo-Mitsubishi Ltd.
1/28/97 5.50  1,000,000  1,000,037
2/18/97 5.46  3,000,000  2,999,987
2/25/97 5.46  2,000,000  2,000,000
3/3/97 5.48  3,000,000  3,000,050
Banque Nationale de Paris
2/13/97 5.56  5,000,000  5,000,105
Bayerische Hypotheken-und Weschel
3/10/97 5.80  4,000,000  4,000,000
Bayerische Vereinsbank A.G.
3/11/97 5.42  6,000,000  6,000,113
Canadian Imperial Bank of Commerce
3/19/97 5.45  2,000,000  2,000,000
Sanwa Bank, Ltd.
1/24/97 5.49  1,000,000  1,000,019
1/29/97 5.51  2,000,000  2,000,029
1/31/97 5.51  2,000,000  2,000,031
CERTIFICATES OF DEPOSIT - CONTINUED
DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
LONDON BRANCH, EURODOLLAR, FOREIGN BANKS - CONTINUED
Sumitomo Bank, Ltd.
1/6/97 5.50% $ 3,000,000 $ 3,000,009
1/6/97 5.55  1,000,000  1,000,010
2/21/97 5.49  2,000,000  2,000,028
Westpac Banking Corp.
3/24/97 5.52  8,000,000  8,003,610
    91,003,543
TOTAL CERTIFICATES OF DEPOSIT  362,499,857
COMMERCIAL PAPER - 45.3%
ABN-AMRO North America Finance, Inc.
3/10/97 5.57  5,000,000  4,949,000
6/19/97 5.50  5,000,000  4,874,424
A.H. Robins Company, Inc.
2/27/97 5.40  1,000,000  991,561
AVCO Financial Services
2/10/97 5.39  10,000,000  9,941,000
American Express Credit Corp.
3/19/97 5.37  25,000,000  24,717,667
Asset Securitization Coop. Corp.
2/18/97 5.43  2,000,000  1,985,680
2/18/97 5.44  2,000,000  1,985,627
2/26/97 5.44  1,000,000  991,631
BHF Finance (Delaware), Inc.
2/19/97 5.50  3,000,000  2,977,746
Bank of Nova Scotia
3/17/97 5.40  5,000,000  4,944,583
Bayerische Vereinsbank A.G.
2/18/97 5.42  5,000,000  4,964,533
Bear Stearns Cos., Inc.
2/14/97 5.41  2,000,000  1,986,922
2/26/97 5.38  3,000,000  2,975,243
Beneficial Corp.
3/17/97 5.48  5,000,000  4,943,646
CIT Group Holdings, Inc.
3/17/97 5.48  8,000,000  7,909,833
Caisse d'Amortissement de la Dette Sociale
2/24/97 5.42  15,000,000  14,880,300
2/24/97 5.43  10,000,000  9,920,050
6/3/97 6.01  10,000,000  9,755,625
6/24/97 5.60  2,000,000  1,947,800
Caisse des Depots et Consignations
2/19/97 5.41  2,000,000  1,985,518
3/13/97 5.47  5,000,000  4,946,750
Cheltenham & Gloucester PLC
2/28/97 5.41  10,000,000  9,914,289
Chrysler Financial Corporation
1/23/97 5.50  2,000,000  1,993,339
1/24/97 5.50  2,000,000  1,993,036
1/27/97 5.51  2,000,000  1,992,128
2/24/97 5.60  4,000,000  3,966,760
Citibank Credit Card Master Trust I (Dakota Certificate Program)
1/23/97 5.43  2,000,000  1,993,449
2/6/97 5.41  1,000,000  994,660
2/21/97 5.40  5,000,000  4,962,246
Commercial Credit Co.
2/26/97 5.52  5,000,000  4,957,455
CoreStates Capital Corp.
1/8/97 5.55 (a)  5,000,000  5,000,000

DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
Delaware Funding Corporation
1/27/97 5.65% $ 4,678,000 $ 4,659,013
Electronic Data Systems
1/24/97 5.68  2,000,000  1,992,780
2/14/97 5.58  4,000,000  3,972,965
Eiger Capital Corp.
1/13/97 5.45  2,000,000  1,996,387
1/23/97 5.65  4,000,000  3,986,263
Enterprise Funding Corp.
1/29/97 5.41  4,000,000  3,983,293
1/31/97 5.61  2,553,000  2,541,150
2/19/97 5.43  1,540,000  1,528,744
2/20/97 5.49  2,000,000  1,984,916
2/25/97 5.49  2,000,000  1,983,408
2/27/97 5.51  4,000,000  3,965,483
Ford Motor Credit Corp.
3/17/97 5.66  10,000,000  9,885,417
3/24/97 5.66  24,000,000  23,699,333
GTE Corp.
1/15/97 5.53  2,000,000  1,995,722
Generale Bank
4/10/97 5.44  5,000,000  4,926,850
6/19/97 5.53  15,000,000  14,621,158
General Electric Capital Corp.
2/19/97 5.42  15,000,000  14,891,383
3/3/97 5.52  1,000,000  990,731
3/12/97 5.76  6,000,000  5,934,667
3/18/97 5.39  15,000,000  14,832,484
6/4/97 5.44  10,000,000  9,773,706
General Electric Co.
3/3/97 5.37  3,000,000  2,973,058
General Motors Acceptance Corp.
2/20/97 5.70  2,000,000  1,984,597
2/24/97 5.71  2,000,000  1,983,350
2/25/97 5.71  4,000,000  3,966,083
3/3/97 5.45  10,000,000  9,909,008
3/31/97 5.70  5,000,000  4,931,520
5/7/97 5.51  5,000,000  4,906,200
4/14/97 5.63  4,000,000  3,937,342
4/15/97 5.63  2,000,000  1,968,367
6/23/97 5.62  5,000,000  4,868,688
6/30/97 5.62  3,000,000  2,918,025
Goldman Sachs Group, L.P. (The)
4/29/97 5.50  10,000,000  9,824,639
5/12/97 5.45  7,000,000  6,864,997
IBM Credit Corp.
3/3/97 5.39  1,000,000  991,020
3/10/97 5.38  5,000,000  4,949,945
3/12/97 5.38  2,000,000  1,979,389
Matterhorn Capital Corp.
1/10/97 5.50  3,647,000  3,642,013
Merrill Lynch & Co., Inc.
2/4/97 5.43  5,000,000  4,974,760
2/4/97 5.63  15,000,000  14,922,508
2/27/97 5.45  4,000,000  3,966,117
3/11/97 5.76  3,000,000  2,967,800
3/12/97 5.68  1,000,000  989,257
5/15/97 5.44  10,000,000  9,802,722
Morgan Stanley Group, Inc.
2/4/97 5.40  3,000,000  2,984,927
2/10/97 5.40  7,000,000  6,958,623
COMMERCIAL PAPER - CONTINUED
DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
National Australia Funding, Inc.
1/27/97 5.78% $ 5,000,000 $ 4,979,723
3/13/97 5.60  5,000,000  4,946,553
National Bank of Canada
1/6/97 5.50  1,000,000  999,240
Nationwide Building Society
2/25/97 5.45  1,000,000  991,826
3/6/97 5.40  10,000,000  9,905,334
New Center Asset Trust
2/19/97 5.63  2,000,000  1,985,082
3/17/97 5.39  3,000,000  2,966,875
J.C. Penney Funding Corp.
2/10/97 5.50  5,000,000  4,969,722
2/13/97 5.50  1,000,000  993,490
PHH Corp.
1/24/97 5.45  2,000,000  1,993,100
2/6/97 5.43  1,000,000  994,630
2/7/97 5.43  1,000,000  994,481
2/14/97 5.51  5,000,000  4,966,694
Preferred Receivables Funding Corp.
1/16/97 5.39  2,000,000  1,995,542
1/23/97 5.65  3,000,000  2,989,697
1/24/97 5.40  1,000,000  996,582
1/27/97 5.40  1,000,000  996,136
1/28/97 5.66  3,950,000  3,933,351
2/25/97 5.53  2,000,000  1,983,286
Sherwood Medical Company
2/26/97 5.51  5,751,000  5,702,244
Southern Company Group
1/21/97 5.40  5,000,000  4,985,139
Textron, Inc.
1/15/97 5.63  1,000,000  997,822
1/16/97 5.63  1,000,000  997,666
Unifunding, Inc.
1/21/97 5.41  2,000,000  1,994,067
3/4/97 5.45  3,000,000  2,972,229
Westpac Capital Corp.
3/13/97 5.70  10,000,000  9,890,739
TOTAL COMMERCIAL PAPER  498,774,559
FEDERAL AGENCIES (A) - 6.9%
FEDERAL HOME LOAN BANK - AGENCY COUPONS - 0.5%
3/4/97 5.40  5,000,000  4,995,982
FEDERAL NATIONAL MORTGAGE ASSOC. - AGENCY COUPONS - 6.4%
1/2/97 4.97  9,500,000  9,500,000
1/2/97 5.42  15,000,000  14,991,002
1/29/97 5.60  6,000,000  5,998,023
3/9/97 5.40  25,000,000  24,979,620
3/13/97 5.43  10,000,000  9,993,023
3/20/97 5.49  5,000,000  4,998,867
    70,460,535
TOTAL FEDERAL AGENCIES  75,456,517
BANK NOTES - 2.4%
Fifth Third Bank - Cincinnati
2/24/97 5.80  5,000,000  4,997,971

DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
First National Bank of Boston
3/6/97 5.44% $ 12,000,000 $ 12,000,000
Key Bank of New York
1/2/97 4.93 (a)  5,000,000  4,998,034
PNC Bank
1/8/97 5.56 (a)  4,300,000  4,298,820
TOTAL BANK NOTES   26,294,825
MASTER NOTES (A) - 2.2%
Goldman Sachs Group, L.P. (The) (c)
2/8/97 5.50  5,000,000  5,000,000
J.P. Morgan Securities
1/7/97 5.60  13,000,000  13,000,000
Norwest Corp.
1/2/97 5.99  6,000,000  6,000,000
TOTAL MASTER NOTES  24,000,000
MEDIUM-TERM NOTES - 2.8%
Associates Corp. of North America
7/15/97 5.95  2,250,000  2,257,754
Beneficial Corp.
1/19/97 5.50 (a)  5,000,000  4,999,777
General Motors Acceptance Corp.
2/1/97 5.50 (a)  5,000,000  5,000,000
2/13/97 5.64 (a)  2,000,000  1,999,952
Merrill Lynch & Co., Inc.
1/21/97 5.62 (a)  4,000,000  3,999,505
Morgan Stanley Group, Inc.
1/2/97 4.95 (a)  4,000,000  4,000,000
Norwest Corp.
4/22/97 5.55 (a)  6,000,000  6,000,000
Transamerica Life Insurance and Annuity Co. (c)
3/16/97 5.57 (a)  3,000,000  3,000,000
TOTAL MEDIUM-TERM NOTES  31,256,988
SHORT-TERM NOTES (A) - 4.7%
Capital One Funding Corp. (1994-B)
1/8/97 5.84  3,477,000  3,477,000
Capital One Funding Corp. (1995-E)
1/8/97 5.84  5,800,000  5,800,000
Liquid Asset Backed Securities Trust (1996-1) (b)
1/15/97 5.63  4,000,000  4,000,000
Liquid Asset Backed Securities Trust (1996-2) (b)
1/2/97 5.59  7,000,000  7,000,000
SMM Trust (1996-B) (b)
1/6/97 5.61  5,500,000  5,500,000
SMM Trust (1996-I) (b)
1/29/97 5.71  5,000,000  5,000,000
SMM Trust (1996-P) (b)
1/16/97 5.64  7,000,000  7,000,000
SMM Trust (1996-V) (b)
3/26/97 5.64  14,000,000  14,000,000
TOTAL SHORT-TERM NOTES  51,777,000
REPURCHASE AGREEMENTS - 2.0%
   MATURITY VALUE
   AMOUNT (NOTE 1)
In a joint trading account
 (U.S. Government Obligations)
  dated 12/31/96 due 1/2/97:
   At 7.32%  $ 11,619,725 $ 11,615,000
 (U.S. Government Obligations)
  dated 12/12/96 due 1/15/97:
   At 5.50%   10,051,944  10,000,000
TOTAL REPURCHASE AGREEMENTS   21,615,000
TOTAL INVESTMENTS - 100%  $1,099,877,384
Total Cost for Income Tax Purposes - $ 1,099,877,384
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $42,500,000 or 3.8% of net assets.
3. Restricted security; subject to resale restrictions.
INCOME TAX INFORMATION
At December 31, 1996, the fund had a capital loss carryforward of approximately $29,000 which will expire on December 31, 2002.
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase agreements of $21,615,000) - See accompanying            $ 1,099,877,384
schedule

Cash                                                                                                               20,039,138

Receivable for investments sold                                                                                    92,000

Interest receivable                                                                                                6,464,974

 TOTAL ASSETS                                                                                                      1,126,473,496

LIABILITIES

Accrued management fee                                                                                $ 197,699

Other payables and                                                                                     120,704
accrued expenses

 TOTAL LIABILITIES                                                                                                 318,403

NET ASSETS                                                                                                        $ 1,126,155,093

Net Assets consist of:

Paid in capital                                                                                                   $ 1,126,168,743

Accumulated net realized gain (loss) on investments                                                                (13,650)

NET ASSETS, for 1,126,168,743                                                                                     $ 1,126,155,093
shares outstanding

NET ASSET VALUE, offering price                                                                                    $1.00
and redemption price per
share ($1,126,155,093 (divided by) 1,126,168,743 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INTEREST INCOME                                                       $ 52,233,571

EXPENSES

Management fee                                          $ 1,949,037

Transfer agent fees                                      695,000

Accounting fees and expenses                             120,582

Non-interested trustees' compensation                    10,374

Custodian fees and expenses                              32,905

Audit                                                    31,416

Legal                                                    5,045

Miscellaneous                                            2,722

 Total expenses before reductions                        2,847,081

 Expense reductions                                      (34,785       2,812,296
                                                        )

NET INTEREST INCOME                                                    49,421,275

NET REALIZED GAIN (LOSS)                                               49,076
 ON INVESTMENTS

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 49,470,351



OTHER INFORMATION
Expense reductions

 Transfer agent interest credits                                      $ 34,785




STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1996           1995


Operations                                                                             $ 49,421,275       $ 43,984,366
Net interest income

 Net realized gain (loss)                                                               49,076             16,876

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        49,470,351         44,001,242

Distributions to shareholders from net interest income                                  (49,421,275)       (43,984,366)

Share transactions at net asset value of $1.00 per share                                1,994,407,823      1,212,453,074
Proceeds from sales of shares

 Reinvestment of distributions from net interest income                                 49,421,275         43,984,366

 Cost of shares redeemed                                                                (1,726,597,066)    (1,196,186,142)

 NET INCREASE (DECREASE) IN NET ASSETS AND SHARES RESULTING FROM SHARE TRANSACTIONS     317,232,032        60,251,298

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                               317,281,108        60,268,174

NET ASSETS

 Beginning of period                                                                    808,873,985        748,605,811

 End of period                                                                         $ 1,126,155,093    $ 808,873,985



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1996                    1995   1994   1993   1992


Net asset value, beginning of period                     $ 1.000       $ 1.000     $ 1.000     $ 1.000     $ 1.000

Income from Investment Operations                         .052          .057        .042        .032        .038
Net interest income

Less Distributions

 From net interest income                                 (.052)        (.057)      (.042)      (.032)      (.038)

Net asset value, end of period                           $ 1.000       $ 1.000     $ 1.000     $ 1.000     $ 1.000

TOTAL RETURN A                                            5.41%         5.87%       4.25%       3.23% B     3.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                  $ 1,126,155   $ 808,874   $ 748,606   $ 353,104   $ 301,002

Ratio of expenses to average net assets after expense     .30%          .33%        .27%        .22% C      .24%
reductions

Ratio of net interest income to average net assets        5.28%         5.72%       4.32%       3.16%       3.85%




A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS.
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996




4. SIGNIFICANT ACCOUNTING POLICIES.
Money Market Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
5. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
6. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a basic fund fee rate of .03% of the fund's average net assets, plus a fixed income group fee rate and a income-based fee. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time the income-based fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income based component is 0.24% of average net assets. For the period, the management fee was equivalent to an annual rate of .21% of average net assets.
SUB-ADVISER FEE. As the fund's investment sub-adviser, FMR Texas Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .07% of average net assets.
ACCOUNTING FEES. Fidelity Service Co., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
7. EXPENSE REDUCTIONS.
The fund has entered into an arrangement with its transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. For the period, the reduction under this arrangement is shown under the caption "Other Information" on the fund's Statement Of Operations.
8. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were record owners of approximately 50% of the outstanding shares of the fund. In addition, an unaffiliated insurance company was record owner of 11% of the total outstanding shares of the fund.
9. ASSET TRANSFER INFORMATION.
In September 1996, the Board of Trustees approved a proposal to liquidate Fidelity Advisor Annuity Money Market Fund and transfer the assets of Fidelity Advisor Annuity Money Market Fund to the fund. The liquidation and transfer of assets are expected to occur in the first quarter of 1997. REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the Shareholders of Money Market Portfolio:
We have audited the accompanying statement of assets and liabilities of Variable Insurance Products Fund: Money Market Portfolio, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Insurance Products Fund: Money Market Portfolio as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Dallas, Texas
February 11, 1997




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
FMR Texas Inc., Irving, TX
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
Sarah H. Zenoble, VICE PRESIDENT
Robert Litterst, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Thomas D. Maher, ASSISTANT VICE PRESIDENT
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
Thomas J. Simpson, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
The Bank of New York, New York, NY
* INDEPENDENT TRUSTEES

(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND: HIGH INCOME PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



MARKET ENVIRONMENT                  3    A review of what happened in world markets
                                         during the last year.

PERFORMANCE                         4    How the fund has done over time.

FUND TALK                           5    The manager's review of fund performance, strategy
                                         and outlook.

INVESTMENTS                         6    A complete list of the fund's investments with their
                                         market values.

FINANCIAL STATEMENTS                13   Statements of assets and liabilities, operations, and
                                         changes in net assets, as well as financial highlights.

NOTES                               15   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   17   The auditors' opinion.

DISTRIBUTIONS                       18



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets posted positive returns in 1996, aided by moderate growth and low inflation. Sustained corporate earnings growth and a favorable interest rate environment also proved beneficial. Japan, however, was the major exception as an underperforming stock market and a weak yen undermined returns for U.S.-based investors. The strongest gains came from the often-volatile emerging bond markets in 1996, while performance of the bond markets of developed countries was mixed.
U.S. STOCK MARKETS
The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 22.96% for the 12 months that ended December 31, 1996, well above the index's long-term average annual return of about 12%. The Russell 2000 Index - a measure of small stock performance - rose 16.49%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 28.70%, closing above 6500 for the first time in November.
The U.S. stock market spent much of the past year breaking price and trading volume records. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks in an environment where it was sometimes difficult to discern the health of the economy.
Most industry sectors experienced positive, if not strong performance. At mid-year, technology stocks suffered from a sell-off sparked by fears that company earnings were weakening. Nevertheless, this sector proved to be the strongest in the U.S. market in 1996. Earnings surprises and positive earnings projections were the main drivers of solid performance, especially among semiconductor manufacturers, companies that make disk drives and monitors, and software firms. Even though consensus estimates pointed toward increases in short-term interest rates by the Fed, financial stocks
- usually sensitive to changes in interest rates - shrugged off this concern and posted solid performance based on low interest rates and positive business prospects. Energy stocks reaped the benefits of higher-than-expected energy prices, which resulted in part from the delayed re-entry of Iraq into the world market. Uncertainty over the direction of the economy benefited consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks, as these companies tend to post steady earnings growth in many economic environments.
Utilities stocks struggled in 1996 for two reasons. First, and most important, uncertainty over the direction and form of deregulation in the sector tended to diminish investor interest. Second, stocks in the sector tend to move in concert with bonds, which lagged due to periodic inflation fears and confusing economic signals. Stocks in the telecommunications field especially were affected by uncertainty over legislation signed into law in February 1996. Biotechnology issues had a hard time recovering from a correction in stock prices from overvalued levels that they experienced earlier in 1996. Cyclical stocks - those that usually rise and fall with the economy - posted mixed results that largely depended on the outlook for companies in the specific sector rather than the direction of the economy. FOREIGN STOCK MARKETS
Foreign stock markets posted mixed results in 1996. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australia and the Far East - returned 6.05% in 1996. Europe posted the most consistently strong equity markets due to stronger economic growth, lower interest rates, higher corporate earnings, the relative weakness of the continent's major currencies and a new emphasis on shareholder friendliness by many of the region's corporations. The MSCI Europe Index was up 21.09% in 1996. The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. The Tokyo Stock Exchange TOPIX Total Return Index was off 16.26%. Emerging market equity performance ran the gamut from negative to positive, with the MSCI Emerging Markets Free Index returning 6.03% for 1996. While Hong Kong was a top performer - benefiting from the rising value of the property sector, solid economic growth and stable interest rates - other Asian markets posted mixed returns as concerns rose over declining export growth in the region. Latin America enjoyed a strong first half, but faded toward the end of 1996 due to low domestic savings rates and inefficient governments, among other factors. U.S. BOND MARKETS
Uncertainty over the direction of the economy led to mixed performance in U.S. bond markets in 1996. For the year, the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. taxable bond market
- posted a total return of 3.63%. Stronger-than-expected economic signals rattled the bond market in the early spring. Investors spent most of the summer anticipating a short-term interest rate increase by the Federal Reserve Board. However, the Fed neither raised nor lowered rates through the end of 1996. Interest rates responded to the Fed's inaction by falling during much of October and November. In December, though, bond prices dropped due to inflation concerns, stronger-than-expected economic data and comments by Fed Chairman Alan Greenspan that the stock markets may be overvalued.
FOREIGN BOND MARKETS
While low inflation and moderate growth helped provide a positive backdrop for most bond markets in 1996, performance in overseas bond markets was mixed. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 3.62% for the 12 months that ended December 31, 1996. In Europe, focus centered on the continuing progress toward the European Monetary Union (EMU). Attractive opportunities arose as countries worked to meet the requirements for joining the EMU. However, Germany and Japan - two of the larger components of the Salomon Brothers World Government Bond Index - experienced currency problems that hurt returns. In stark contrast to the developed world, the often-volatile emerging debt markets enjoyed a particularly strong year, helped by inflows of foreign capital, low interest rates and the implementation of country-specific reforms - especially in Latin America. The J.P. Morgan Emerging Markets Bond Index - of which Latin America is a large component - posted a return of 34.16% during the period.
VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                           PAST 1   PAST 5   PAST 10
DECEMBER 31, 1996                       YEAR     YEARS    YEARS

High Income                             14.03%   14.96%   11.12%

Merrill Lynch High Yield Master Index   11.06%   12.76%   11.25%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare the fund's returns to those of the Merrill Lynch High Yield Master Index - a market capitalization weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-/Baa3, but are not in default. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for
example, generally move in the opposite
direction of interest rates. In turn, the share price,
return, and yield of a fund that invests in bonds
will vary. That means if you sell your shares
during a market downturn, you might lose
money. But if you can ride out the market's ups
and downs, you may have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.
If Fidelity had not reimbursed certain fund expenses, the fund's five and 10 year total returns would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. The fund includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19961231 19970110 144943 S00000000000001
             VIP:  High Income           ML High Yield Master
             00152                       ML002
  1986/12/31      10000.00                    10000.00
  1987/01/31      10364.57                    10282.75
  1987/02/28      10543.92                    10452.51
  1987/03/31      10639.95                    10568.08
  1987/04/30      10307.45                    10337.62
  1987/05/31      10211.62                    10291.04
  1987/06/30      10432.16                    10433.29
  1987/07/31      10443.32                    10490.06
  1987/08/31      10529.83                    10595.18
  1987/09/30      10163.16                    10351.40
  1987/10/31       9677.16                    10074.83
  1987/11/30       9962.17                    10329.61
  1987/12/31      10121.62                    10466.77
  1988/01/31      10454.39                    10753.19
  1988/02/29      10767.39                    11044.97
  1988/03/31      10690.03                    11026.71
  1988/04/30      10773.35                    11058.55
  1988/05/31      10757.33                    11116.27
  1988/06/30      10982.80                    11328.81
  1988/07/31      11097.12                    11448.53
  1988/08/31      11044.12                    11486.14
  1988/09/30      11132.65                    11601.92
  1988/10/31      11253.84                    11782.68
  1988/11/30      11210.87                    11826.82
  1988/12/31      11299.96                    11876.86
  1989/01/31      11571.50                    12054.97
  1989/02/28      11628.42                    12135.98
  1989/03/31      11479.00                    12125.19
  1989/04/30      11351.87                    12160.97
  1989/05/31      11561.62                    12384.85
  1989/06/30      11892.76                    12560.32
  1989/07/31      11814.47                    12619.80
  1989/08/31      11745.94                    12682.14
  1989/09/30      11334.95                    12561.40
  1989/10/31      10849.01                    12362.72
  1989/11/30      10858.15                    12390.42
  1989/12/31      10828.39                    12379.22
  1990/01/31      10589.03                    12137.27
  1990/02/28      10425.98                    11960.52
  1990/03/31      10315.98                    12122.20
  1990/04/30      10346.54                    12183.79
  1990/05/31      10559.13                    12403.87
  1990/06/30      10725.46                    12644.18
  1990/07/31      10891.12                    12911.38
  1990/08/31      10708.93                    12417.11
  1990/09/30      10455.01                    11877.07
  1990/10/31      10201.31                    11574.83
  1990/11/30      10440.59                    11672.88
  1990/12/31      10586.58                    11841.08
  1991/01/31      10811.19                    12008.46
  1991/02/28      11410.15                    12899.77
  1991/03/31      11814.44                    13454.41
  1991/04/30      12233.71                    13933.54
  1991/05/31      12413.40                    14001.58
  1991/06/30      12682.93                    14283.24
  1991/07/31      13162.10                    14625.48
  1991/08/31      13341.78                    14932.88
  1991/09/30      13641.26                    15123.08
  1991/10/31      14105.46                    15572.46
  1991/11/30      14225.25                    15752.34
  1991/12/31      14300.12                    15935.34
  1992/01/31      15063.79                    16492.49
  1992/02/29      15610.72                    16902.09
  1992/03/31      16115.35                    17137.92
  1992/04/30      16229.29                    17262.66
  1992/05/31      16424.63                    17538.01
  1992/06/30      16603.69                    17755.91
  1992/07/31      16929.25                    18115.67
  1992/08/31      17287.37                    18355.50
  1992/09/30      17466.43                    18564.65
  1992/10/31      17205.98                    18330.18
  1992/11/30      17417.60                    18589.77
  1992/12/31      17612.93                    18829.13
  1993/01/31      18085.00                    19292.78
  1993/02/28      18393.49                    19657.97
  1993/03/31      18817.96                    19998.78
  1993/04/30      18941.76                    20142.33
  1993/05/31      19224.74                    20413.47
  1993/06/30      19719.95                    20796.99
  1993/07/31      19914.49                    21020.53
  1993/08/31      20126.73                    21220.91
  1993/09/30      20197.47                    21325.62
  1993/10/31      20674.99                    21727.34
  1993/11/30      20869.54                    21846.17
  1993/12/31      21205.57                    22064.62
  1994/01/31      21913.02                    22548.16
  1994/02/28      21886.74                    22386.01
  1994/03/31      21149.43                    21656.52
  1994/04/30      20935.99                    21403.44
  1994/05/31      20974.80                    21327.18
  1994/06/30      20897.18                    21405.68
  1994/07/31      20974.80                    21556.15
  1994/08/31      20974.80                    21705.88
  1994/09/30      21130.02                    21697.66
  1994/10/31      20935.99                    21752.80
  1994/11/30      20761.36                    21567.76
  1994/12/31      20858.38                    21807.67
  1995/01/31      21091.22                    22115.82
  1995/02/28      21815.10                    22805.86
  1995/03/31      22086.75                    23123.24
  1995/04/30      22734.51                    23664.64
  1995/05/31      23319.59                    24403.97
  1995/06/30      23382.28                    24590.37
  1995/07/31      23946.46                    24871.49
  1995/08/31      24134.52                    25022.44
  1995/09/30      24531.54                    25308.72
  1995/10/31      24761.39                    25488.13
  1995/11/30      24886.77                    25736.93
  1995/12/31      25179.31                    26150.05
  1996/01/31      25764.39                    26563.05
  1996/02/29      26189.93                    26603.04
  1996/03/31      26121.13                    26530.79
  1996/04/30      26511.00                    26542.81
  1996/05/31      26877.94                    26734.23
  1996/06/30      27015.54                    26894.82
  1996/07/31      26923.80                    27077.42
  1996/08/31      27313.67                    27357.05
  1996/09/30      28116.34                    27944.01
  1996/10/31      28024.61                    28250.25
  1996/11/30      28322.74                    28821.39
  1996/12/31      28712.61                    29043.17
IMATRL PRASUN   SHR__CHT 19961231 19970110 144946 R00000000000123

Let's say hypothetically that $10,000 was invested in High Income Portfolio on December 31, 1986. As the chart shows, by December 31, 1996, the value of the investment would have grown to $28,713 - a 187.13% increase on the initial investment. With reinvested dividends and capital gains, if any, a $10,000 investment in the Merrill Lynch High Yield Master Index would have grown to $29,043 over the same period - a 190.43% increase.
INVESTMENT SUMMARY
TOP FIVE HOLDINGS AS OF DECEMBER 31, 1996
(BY ISSUER, EXCLUDING CASH EQUIVALENTS)         % OF FUND'S
                                                INVESTMENTS

PanAmSat Corp.                                  3.5

U.S. Government Obligations                     3.2

Time Warner, Inc., Series M, exchangeable       2.3
 pay-in-kind

Millicom International Cellular SA 0%, 6/1/06   2.2

Viacom, Inc. 8% 7/7/06                          1.9

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1996
                                   % OF FUND'S
                                   INVESTMENTS

Media & Leisure                    29.3

Utilities                          8.5

Basic Industries                   7.3

Industrial Machinery & Equipment   5.4

Technology                         5.4

QUALITY DIVERSIFICATION AS OF DECEMBER 31, 1996
(MOODY'S RATINGS)   % OF FUND'S
                    INVESTMENTS

Aaa, Aa, A          3.2

Baa                 0.0

Ba                  5.7

B                   49.5

Caa, Ca, C          7.4

Nonrated            2.9

TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE
UNAVAILABLE, WE HAVE USED S&P RATINGS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW AT DECEMBER 31, 1996, ACCOUNT FOR 2.9% OF THE FUND'S INVESTMENTS.
VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with
Barry Coffman, Portfolio Manager of High Income Portfolio
Q. HOW DID THE FUND PERFORM, BARRY?
A. Last year was a good year for the high-yield market and the fund's performance reflects that. The fund performed well and outperformed its benchmark, the Merrill Lynch High Yield Master Index, which had a total return of 11.06% for the 12 months ending December 31, 1996.
Q. WHY DID THE FUND BEAT THE BENCHMARK?
A. Credit spreads - which measure the difference in yields between bonds of various credit qualities - narrowed during the year, primarily due to the economy's continued strength and strong demand for high-yield bonds from mutual funds, pension plans and insurance companies. As spreads narrowed, lower-quality B-rated securities - which the fund emphasizes - did better than higher-quality BB-rated securities. The latter are much more sensitive to interest rate changes than B-rated securities, and went down in value when interest rates rose.
Q. WHICH HOLDINGS WERE AMONG THE FUND'S BEST PERFORMERS DURING THE YEAR?
A. Satellite company PanAmSat, which was the fund's largest holding at the end of the year, as well as one of its best performers, continued to post strong revenues and cash flows. In addition, the company announced a merger with a division of GM Hughes, giving its bonds an added boost. The fund's holdings in Harcor Energy, Inc. also performed well thanks to rising energy prices, its drilling successes and the relatively high coupon the bonds carried. The company also did an equity offering during the year to help reduce its debt, which had a very positive effect on its bond prices.
Q. THE FUND'S STAKE IN STOCKS ISSUED BY HIGH-YIELD COMPANIES (THOSE WITH BELOW-INVESTMENT-GRADE CREDIT RATINGS) ROSE DURING THE YEAR. HOW DID THE FUND'S EQUITY HOLDINGS PERFORM?
A. Generally speaking, the fund's holdings in common stocks did well. One worth particular note was the stock of Flores & Rucks - another energy company - which more than tripled in price during the year. The fund also owned the high-yield debt issued by the company, which also performed relatively well. Another strong equity performer was Host Marriott. The full-service hotel industry had a tremendous year, benefiting from rising occupancy rates and the lack of any new supply in most major markets. The fund's debt holdings issued by Host Marriott also performed well.
Q. EVEN THOUGH THE HIGH-YIELD MARKET HAD A GOOD YEAR, THERE MUST HAVE BEEN SOME DISAPPOINTMENTS.
A. That's true, and two come to mind. First, bonds issued by Marvel Entertainment - best known for its comic books and trading cards - tumbled when the company declared bankruptcy. The fund no longer holds these bonds. The second disappointment was the fund's holdings in wireless cable companies. Investors had anticipated that the regional Bell operating companies would partner with these companies to deliver wireless cable services. But when some of those expected combinations failed to materialize, it sent shock waves throughout the industry. However, I continued to hold onto People's Choice and CS Wireless Systems because I felt that their balance sheets were solid enough to allow them to proceed on rolling out wireless cable services.
Q. AT THE END OF THE PERIOD, 11.5% OF THE FUND'S INVESTMENTS WERE IN CASH OR CASH EQUIVALENTS. WHAT WAS THE RATIONALE FOR THAT?
A. There were several reasons. First, there were rather healthy new cash inflows coming into the fund at the end of the period. Second, as has been the case historically there was a relatively low level of news bonds issued in December. Finally, given current spreads, I was being very selective in adding new positions to the fund.
Q. WHAT IS YOUR OUTLOOK?
A. It's been a while since the high-yield market has witnessed credit spreads as narrow as they were at the end of the period. Given that, it's hard for me to be extremely bullish about the prospects for the high-yield market. However, I believe that there are still attractive opportunities out there. The economy looks like it is cooperating now, but given current spread levels and the increasing likelihood of a slowdown in economic growth in 1997, I'll likely look to relatively higher-quality companies in more defensive industries, such as media and telecommunications. In my view, the penalty for being wrong with riskier situations outweighs the potential rewards. As a result, capital preservation has become a priority and earning an attractive coupon could look favorable relative to the returns from other markets.

VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


CORPORATE BONDS - 65.5%
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
CONVERTIBLE BONDS - 1.1%
MEDIA & LEISURE - 0.6%
PUBLISHING - 0.6%
Hollinger liquid yield option
 note yankee 0%, 10/5/13 B2 $ 30,000,000 $ 10,612,500
RETAIL & WHOLESALE - 0.5%
RETAIL & WHOLESALE, MISCELLANEOUS - 0.5%
Comcast Corp. 1 1/8%,
 4/15/07 B1  15,000,000  7,518,750
UTILITIES - 0.0%
TELEPHONE SERVICES - 0.0%
GST Telecommunications, Inc.
 0%, 12/15/05 (c)(f) -  70,000  53,900
TOTAL CONVERTIBLE BONDS   18,185,150
NONCONVERTIBLE BONDS - 64.4%
AEROSPACE & DEFENSE - 0.5%
AEROSPACE & DEFENSE - 0.4%
RHI Holdings, Inc. 11 7/8%,
 3/1/99 B2  2,160,000  2,160,000
Wyman-Gordon Co.
 10 3/4%, 3/15/03 Ba3  4,490,000  4,815,525
  6,975,525
SHIP BUILDING & REPAIR - 0.1%
Newport News Shipbuilding, Inc.
 9 1/4%, 12/1/06 (f) B1  1,430,000  1,476,475
TOTAL AEROSPACE & DEFENSE   8,452,000
BASIC INDUSTRIES - 6.9%
CHEMICALS & PLASTICS - 2.4%
American Pacific Corp.
 11%, 2/21/02 (f) -  743,750  706,559
Atlantis Group, Inc.
 11%, 2/15/03 B2  7,785,000  8,096,400
Foamex-JPS Automotive LP/
 Foamex JPS Capital Corp.
 0%, 7/1/04 (c) Caa  2,760,000  2,290,800
Foamex LP/Foamex Capital Corp.:
 9 1/2%, 6/1/00 B1  380,000  381,900
 11 7/8%, 10/1/04 B3  2,480,000  2,653,600
Freedom Chemical Co. 10 5/8%,
 10/15/06 (f) B3  5,940,000  6,237,000
Plastic Containers, Inc.
 10%, 12/15/06 (f) B1  1,285,000  1,323,550
Plastic Specialties &
 Technologies, Inc.
 11 1/4%, 12/1/03 B3  9,770,000  10,258,500
Sterling Chemicals Holdings, Inc.
 11 3/4%, 8/15/06 B3  5,420,000  5,718,100
  37,666,409
IRON & STEEL - 1.3%
AK Steel Corp. 9 1/8%,
 12/15/06 (f) Ba2  8,340,000  8,558,925
Republic Engineered Steels, Inc.
 9 7/8%, 12/15/01 B3  4,620,000  4,319,700
WCI Steel, Inc. 10%,
 12/1/04 (f) B1  6,840,000  6,908,400
  19,787,025

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
METALS & MINING - 0.8%
Commonwealth Aluminum Corp.
 10 3/4%, 10/1/06 B2 $ 7,190,000 $ 7,405,700
Renco Metals, Inc.
 11 1/2%, 7/1/03 B2  4,660,000  4,893,000
  12,298,700
PACKAGING & CONTAINERS - 0.1%
Crown Packaging Holdings Ltd.
 0%, 11/1/03 (c) Ca  6,840,000  1,710,000
PAPER & FOREST PRODUCTS - 2.3%
Doman Industries Ltd. yankee
 8 3/4%, 3/15/04 Ba3  12,660,000  11,868,750
Repap New Brunswick, Inc.
 yankee 10 5/8%, 4/15/05 B3  8,390,000  8,851,450
SD Warren Co., Series B,
 12%, 12/15/04 B1  3,790,000  4,093,200
Specialty Paperboard, Inc.
 9 3/8%, 10/15/06 (f) B1  5,000,000  5,100,000
Stone Container Corp.
 11 7/8%, 8/1/16 B1  6,290,000  6,667,400
  36,580,800
TOTAL BASIC INDUSTRIES   108,042,934
CONGLOMERATES - 0.8%
Jordan Industries, Inc.:
 10 3/8%, 8/1/03 B3  11,895,000  11,776,050
 0%, 8/1/05 (c) Caa  1,070,000  850,650
  12,626,700
CONSTRUCTION & REAL ESTATE - 1.0%
CONSTRUCTION - 1.0%
McDermott J Ray SA
 9 3/8%, 7/15/06 B1  10,000,000  10,500,000
WCI Communities LP
 17%, 7/24/98 (e) -  5,000,000  5,000,000
  15,500,000
DURABLES - 2.7%
AUTOS, TIRES, & ACCESSORIES - 1.2%
APS, Inc. 11 7/8%, 1/15/06 B2  960,000  1,039,200
Blue Bird Body Co. 10 3/4%,
 11/15/06 (f) B2  6,645,000  6,944,025
Delco Remy International, Inc.
 10 5/8%, 8/1/06 (f) B2  4,840,000  5,130,400
Lear Corp. 9 1/2%, 7/15/06 B1  5,150,000  5,510,500
  18,624,125
HOME FURNISHINGS - 1.0%
Interlake Corp.
 12 1/8%, 3/1/02 B3  10,000,000  10,350,000
Knoll, Inc. 10 7/8%, 3/15/06 B3  5,280,000  5,834,400
  16,184,400
TEXTILES & APPAREL - 0.5%
Dan River, Inc.
 10 1/8%, 12/15/03 B3  4,620,000  4,666,200
Hat Brands, Inc. (g):
 Series B, 12 5/8%, 9/15/02  -  1,520,000  836,000
 Series D, 12 5/8%, 9/15/02 -  680,000  374,000
Pillowtex Corp.
 10%, 11/15/06 (f) B2  1,710,000  1,782,675
  7,658,875
TOTAL DURABLES   42,467,400
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
ENERGY - 2.1%
OIL & GAS - 2.1%
Flores & Rucks, Inc.
 9 3/4%, 10/1/06 B3 $ 8,360,000 $ 8,861,600
Forcenergy, Inc.
 9 1/2%, 11/1/06 B2  2,520,000  2,627,100
Harcor Energy, Inc.
 14 7/8%, 7/15/02 B3  13,060,000  15,051,650
KCS Energy, Inc.
 11%, 1/15/03 B1  4,725,000  5,126,625
Plains Resources, Inc., Series B,
 10 1/4%, 3/15/06 B2  790,000  841,350
TOTAL ENERGY   32,508,325
FINANCE - 2.2%
SAVINGS & LOANS - 2.2%
First Nationwide Parent Holdings
 Ltd. 12 1/2%, 4/15/03 B2  17,480,000  19,359,100
First Nationwide Escrow Corp.
 10 5/8%, 10/1/03 (f) Ba3  12,970,000  14,007,600
  33,366,700
SECURITIES INDUSTRY - 0.0%
ECM Corp. extendible
 14%, 6/1/02 (f) -  288,264  317,090
TOTAL FINANCE   33,683,790
HEALTH - 1.5%
MEDICAL EQUIPMENT & SUPPLIES - 1.4%
Wright Medical Technology, Inc.
 10 3/4%, 7/1/00 B3  20,920,000  21,129,200
MEDICAL FACILITIES MANAGEMENT - 0.1%
Quest Diagnostics, Inc.
 10 3/4%, 12/15/06 B2  1,810,000  1,905,025
TOTAL HEALTH   23,034,225
HOLDING COMPANIES - 0.5%
Gray Communications System, Inc.
 10 5/8%, 10/1/06 B3  5,135,000  5,443,100
Veritas Holding GMBH
 9 5/8%, 12/15/03 (f) BB-  2,140,000  2,161,400
  7,604,500
INDUSTRIAL MACHINERY & EQUIPMENT - 4.8%
ELECTRICAL EQUIPMENT - 2.8%
Magnetek, Inc.
 10 3/4%, 11/15/98 B1  11,675,000  12,112,813
Motors & Gears, Inc.
 10 3/4%, 11/15/06 (f) B3  15,170,000  15,625,100
Omnipoint Corp.:
 11 5/8%, 8/15/06 B2  9,280,000  9,628,000
 11 5/8%, 8/15/06 (f) B2  3,190,000  3,309,625
Telex Communications, Inc.
 12%, 7/15/04 B2  3,500,000  3,745,000
  44,420,538

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 1.3%
Goss Graphic System, Inc.
 12%, 10/15/06 B2 $ 2,090,000 $ 2,152,700
Howmet Corp. 10%, 12/1/03 B3  2,050,000  2,219,125
International Knife & Saw, Inc.
 11 3/8%, 11/15/06 (f) B3  2,310,000  2,385,075
MVE, Inc. 12 1/2%, 2/15/02 B3  5,595,000  5,930,700
Thermadyne Holdings Corp.:
 10 1/4%, 5/1/02  B1  1,484,000  1,541,505
 10 3/4%, 11/1/03  B3  5,226,000  5,435,040
  19,664,145
POLLUTION CONTROL - 0.7%
Allied Waste of North America, Inc.
 10 1/4%, 12/1/06 (f) B3  3,570,000  3,748,500
Norcal Waste Systems, Inc.
 13%, 11/15/05 (d) B3  6,850,000  7,603,500
  11,352,000
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   75,436,683
MEDIA & LEISURE - 17.4%
BROADCASTING - 5.3%
American Telecasting, Inc. (c):
 0%, 6/15/04  Caa  2,500,000  1,000,000
 0%, 8/15/05  Caa  500,000  185,000
Benedek Communications Corp.
 0%, 5/15/06 (c) -  2,880,000  1,648,800
Comcast UK Cable Partners Ltd.
 0%, 11/15/07 B2  952,000  661,640
CS Wireless Systems, Inc.
 0%, 3/1/06 (c) Caa  24,360,000  8,769,600
Diamond Cable Communications
 PLC yankee
 0%,12/15/05 (c) B3  17,110,000  12,169,488
Granite Broadcasting Corp.:
 10 3/8%, 5/15/05 B3  3,360,000  3,444,000
 9 3/8%, 12/1/05 B3  2,010,000  1,944,675
Jacor Communications Co.
 9 3/4%, 12/15/06 B2  3,190,000  3,253,800
NWCG Holdings Corp.
 0%, 6/15/99 Caa  21,815,000  18,106,450
Peoples Choice TV Corp. unit
 0%, 6/1/04 (c) Caa  23,430,000  9,840,600
SFX Broadcasting, Inc.
 10 3/4%, 5/15/06 B3  2,375,000  2,493,750
Telewest PLC 0%, 10/1/07 (c) B1  4,770,000  3,315,150
Tevecap SA 12 5/8%,
 11/26/04 (f) B2  7,200,000  7,362,000
UIH Australia/PAC, Inc.,
 Series B, 0%, 5/15/06 (c) B2  15,870,000  8,252,400
United International Holdings, Inc.
 0%, 11/15/99:
  Discount Notes B3  1,070,000  765,050
  Sr. Discount Notes B3  1,000,000  715,000
  83,927,403
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
MEDIA & LEISURE - CONTINUED
ENTERTAINMENT - 4.3%
AMF Group, Inc., Series B:
 10 7/8%, 3/15/06 B2 $ 11,900,000 $ 12,554,500
Alliance Gaming Corp.
 12 7/8%, 6/30/03 B2  8,560,000  9,095,000
 0%, 3/15/06 (c) B2  17,280,000  11,426,400
Cinemark USA, Inc.
 9 5/8%, 8/1/08 B2  4,300,000  4,353,750
Viacom, Inc. 8%, 7/7/06 B1  30,620,000  29,701,400
  67,131,050
LEISURE DURABLES & TOYS - 2.0%
ICON Fitness Corp.
 0%, 11/15/06 (f) -  9,440,000  4,956,000
ICON Health and Fitness, Inc.
 13%, 7/15/02 B3  16,480,000  18,540,000
IHF Holdings, Inc.
 0%, 11/15/04 (c) Caa  10,250,000  8,097,500
  31,593,500
LODGING & GAMING - 4.8%
American Skiing Co.
 12%, 7/15/06 (f) B3  5,310,000  5,588,775
Aztar Corp.
 13 3/4%, 10/1/04 B2  1,570,000  1,672,050
Grand Casinos, Inc.
 10 1/8%, 12/1/03 Ba3  24,720,000  24,843,600
HMH Properties, Inc.
 9 1/2%, 5/15/05 Ba3  20,510,000  21,381,675
Horseshoe Gaming LLC
 12 3/4%, 9/30/00 B1  17,850,000  19,278,000
Wyndham Hotel Corp.
 10 1/2%, 5/15/06 B2  1,810,000  1,918,600
  74,682,700
PUBLISHING - 0.3%
Hollinger International
 Publishing, Inc.
 9 1/4%, 2/1/06 B1  4,830,000  4,781,700
RESTAURANTS - 0.7%
Host Marriott Travel Plazas, Inc.
 9 1/2%, 5/15/05 B1  10,690,000  11,144,325
TOTAL MEDIA & LEISURE   273,260,678
NONDURABLES - 3.3%
FOODS - 1.4%
International Home Foods, Inc.
 10 3/8%, 11/1/06 (f) B2  8,070,000  8,412,975
Specialty Foods Corp.:
 10 1/4%, 8/15/01 B3  4,030,000  3,768,050
 11 1/8%, 10/1/02 B3  10,670,000  10,136,500
  22,317,525
HOUSEHOLD PRODUCTS - 1.9%
Revlon Worldwide Corp. secured
 0%, 3/15/98 B3  34,100,000  29,539,125
TOTAL NONDURABLES   51,856,650

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
RETAIL & WHOLESALE - 4.4%
APPAREL STORES - 2.3%
Lamonts Apparel, Inc. 10 1/4%,
 11/1/99 pay-in-kind (f)(g) - $ 2,201,000 $ 93,543
Mothers Work, Inc.
 12 5/8%, 8/1/05 B3  25,190,000  26,197,600
Specialty Retailers, Inc.:
 10%, 8/15/00 B1  2,250,000  2,340,000
 11%, 8/15/03 B3  7,220,000  7,581,000
  36,212,143
GENERAL MERCHANDISE STORES - 0.4%
Pantry, Inc. 12%, 11/15/00 B2  7,260,000  6,951,450
GROCERY STORES - 1.4%
Food 4 Less Holdings, Inc.
 0%, 7/15/05 (c) Caa  17,500,000  10,937,500
Pathmark Stores, Inc.
 11 5/8%, 6/15/02 Caa  2,382,000  2,435,595
Star Markets, Inc.
 13%, 11/1/04 B3  6,905,000  7,785,388
  21,158,483
RETAIL & WHOLESALE, MISCELLANEOUS - 0.3%
Guitar Center Management Co.,
 Inc. 11%, 7/1/06 B2  3,650,000  3,869,000
TOTAL RETAIL & WHOLESALE   68,191,076
SERVICES - 3.1%
PRINTING - 1.0%
Sullivan Graphics, Inc.
 12 3/4%, 8/1/05 Caa  16,010,000  15,449,650
SERVICES - 2.1%
Celestica International, Inc. yankee
 10 1/2%, 12/31/06 (f) B2  10,060,000  10,563,000
Outsourcing Solutions, Inc.
 11%, 11/1/06 (f) B3  3,860,000  4,043,350
Prime Succession Acquisition Corp.
 10 3/4%, 8/15/04 (f) B  1,390,000  1,508,150
Protection One Alarm
 Monitoring, Inc.
 13 5/8%, 6/30/05 Caa  18,300,000  17,019,000
  33,133,500
TOTAL SERVICES   48,583,150
TECHNOLOGY - 4.3%
COMMUNICATIONS EQUIPMENT - 1.7%
Echostar Satellite Broadcasting
 Corp. 0%, 3/15/04 (c) Caa  17,390,000  13,172,925
Hyperion Telecommunications, Inc.,
 Series B, 0%, 4/15/03 (c) -  23,550,000  13,364,625
  26,537,550
COMPUTERS & OFFICE EQUIPMENT - 2.6%
Dictaphone Corp.
 11 3/4%, 8/1/05 B3  14,440,000  12,923,800
Exide Electronics Group, Inc.
 11 1/2%, 5/15/06 B3  6,380,000  6,794,700
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
TECHNOLOGY - CONTINUED
COMPUTERS & OFFICE EQUIPMENT - CONTINUED
Unisys Corp.:
 10 5/8%, 10/01/99 B1 $ 4,080,000 $ 4,222,800
 12%, 4/15/03 B1  12,300,000  13,161,000
 11 3/4%, 10/15/04 B1  3,190,000  3,401,338
  40,503,638
TOTAL TECHNOLOGY   67,041,188
TRANSPORTATION - 1.2%
AIR TRANSPORTATION - 0.3%
US Air Inc., pass through trust
 8 5/8%, 9/1/98 B1  5,000,000  5,012,500
RAILROADS - 0.9%
Transtar Holdings LP/Transtar
 Cap Corp. 0%, 12/15/03 (c) B-  17,941,000  14,173,390
TOTAL TRANSPORTATION   19,185,890
UTILITIES - 7.7%
CELLULAR - 4.7%
Arch Communications Group, Inc.
 0%, 3/15/08 (c) B3  23,890,000  13,647,163
Microcell Telecommunications, Inc.
 0%, 6/1/06 (c) B3  29,540,000  16,468,550
Millicom International Cellular SA
 0%, 6/1/06 (c) B3  56,710,000  35,160,200
Mobile Telecommunications
 Technologies Corp.
 13 1/2%, 12/15/02 B3  7,555,000  7,555,000
USA Mobile Communications, Inc.
 9 1/2%, 2/1/04 B2  1,280,000  1,209,600
  74,040,513
ELECTRIC UTILITY - 0.2%
AES China Generating Ltd.
 yankee 10 1/8%, 12/15/06 Ba3  2,200,000  2,282,500
TELEPHONE SERVICES - 2.8%
Brooks Fiber Properties, Inc.
 0%, 11/1/06 (c)(f) -  13,850,000  8,829,375
GST USA, Inc.
 0%, 12/15/05 (c) -  12,430,000  7,613,375
MFS Communications, Inc. (c):
 0%, 1/15/04 B1  9,520,000  8,258,600
 0%, 1/15/06 B1  18,490,000  13,497,700
Pagemart, Inc.
 0%, 11/1/03 (c) -  1,330,000  1,050,700
Shared Technologies Fairchild
 Communications Corp.
 0%, 3/1/06 (c) Caa  6,290,000  5,252,150
  44,501,900
TOTAL UTILITIES   120,824,913
TOTAL NONCONVERTIBLE BONDS   1,008,300,102
TOTAL CORPORATE BONDS
 (Cost $999,782,437)   1,026,485,252
U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS - 3.2%
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
U.S. TREASURY OBLIGATIONS - 3.2%
5.875%, 11/30/01
 (Cost $49,531,250) Aaa $ 50,000,000 $ 49,273,500
COMMERCIAL MORTGAGE SECURITIES - 0.0%
Meritor Mortgage Security Corp.
 commercial Series 1987-1
 Class B, 9.40%, 2/1/00 (f)(g)
 (Cost $182,359) -  1,350,000  208,440
COMMON STOCKS - 9.2%
 SHARES
AEROSPACE & DEFENSE - 0.4%
Thiokol Corp.   133,900  5,992,025
BASIC INDUSTRIES - 0.4%
CHEMICALS & PLASTICS - 0.3%
American Azide (warrants) (a)(e)  102  1
American Pacific Corp. (warrants) (a)(e)  60,714  15,179
Foamex International, Inc.   307,600  5,075,400
  5,090,580
PACKAGING & CONTAINERS - 0.1%
Gaylord Container Corp. Class A (a)  240,800  1,474,900
TOTAL BASIC INDUSTRIES   6,565,480
DURABLES - 0.0%
TEXTILES & APPAREL - 0.0%
Hat Brands, Inc. (warrants) (a)(e)  27,466  89,263
HM/Hat Brands Trust Class I Unit (a)(e)  340,000  210,800
  300,063
ENERGY - 0.7%
OIL & GAS - 0.7%
Flores & Rucks, Inc. (a)  150,000  7,987,500
Harcor Energy, Inc. (a)  355,000  1,730,625
Harcor Energy, Inc. (warrants) (a)  330,000  660,000
  10,378,125
FINANCE - 1.2%
INSURANCE - 1.2%
American Financial Group, Inc.   474,700  17,919,925
Penncorp. Financial Group, Inc.   25,000  900,000
  18,819,925
SECURITIES INDUSTRY - 0.0%
ECM Corp. LP (f)  3,000  300,000
TOTAL FINANCE   19,119,925
HEALTH - 0.0%
MEDICAL EQUIPMENT & SUPPLIES - 0.0%
Wright Medical Technology, Inc.
 (warrants) (a)  3,212  417,560
HOLDING COMPANIES - 0.0%
SDW Holdings Corp. (a):
 (warrants)  3,720  19,158
 Series B (warrants)  4,450  75,650
  94,808
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 0.5%
POLLUTION CONTROL - 0.5%
Allied Waste Industries, Inc. (a)  755,300 $ 6,986,525
MEDIA & LEISURE - 3.2%
BROADCASTING - 1.7%
American Radio Systems Corp.
 Class A (a)  342,800  9,341,300
Benedek Communications Corp.
 (warrants) (a)  57,600  172,800
CS Wireless Systems, Inc. (a)(f)  6,699  0
Jacor Communications, Inc. Class A (a)  209,400  5,732,325
PanAmSat Corp. (a)  254,200  7,117,600
United International Holdings, Inc.
 Class A (a)  441,100  5,403,475
  27,767,500
ENTERTAINMENT - 0.0%
Live Entertainment, Inc. (a)(e):
 $2.00 (warrant)  232,000  11,600
 $2.72 (warrant)  221,765  11,088
  22,688
LEISURE DURABLES & TOYS - 0.1%
IHF Capital, Inc. (a)(f):
 Series H (warrants)  10,250  1,127,500
 Series I (warrants)  5,890  206,150
  1,333,650
LODGING & GAMING - 0.7%
Bally Gaming International, Inc.
 (warrants) (a)  90,000  157,500
Host Marriott Corp. (a)  651,300  10,420,800
Motels of America, Inc. (a)  3,000  105,000
  10,683,300
PUBLISHING - 0.7%
Big Flower Press Holdings, Inc. (a)  580,500  10,884,375
TOTAL MEDIA & LEISURE   50,691,513
NONDURABLES - 1.0%
HOUSEHOLD PRODUCTS - 1.0%
Renaissance Cosmetics, Inc. unit (f)  12,750  12,750,000
Revlon, Inc. Class A (a)  113,300  3,384,838
  16,134,838
RETAIL & WHOLESALE - 0.4%
APPAREL STORES - 0.1%
Lamonts Apparel, Inc. (a)  35,870  4,484
Lamonts Apparel, Inc. (warrants) (a)  66,214  1
Mothers Work (a)(h)  209,100  2,143,275
  2,147,760
GROCERY STORES - 0.3%
Food 4 Less Holdings, Inc.
 (warrants) (a)(e)  9,348  112,176
Smith's Food & Drug Center, Inc.   149,100  4,622,100
  4,734,276
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
Barry's Jewelers, Inc. (warrants) (a)  5,697  712
Town & Country Jewelry Manufacturing
 Corp. Class A (a)  8,374  3,140
  3,852
TOTAL RETAIL & WHOLESALE   6,885,888

 SHARES VALUE (NOTE 1)
SERVICES - 0.4%
Protection One, Inc. (a)  505,900 $ 4,995,763
Protection One, Inc. (warrants) (a)  74,560  521,920
Vestar/LPA Investment Corp. (a)  5,177  51,770
  5,569,453
TECHNOLOGY - 0.2%
COMMUNICATIONS EQUIPMENT - 0.1%
Hyperion Telecommunications, Inc.
 (warrants) (a)(f)  23,550  471,000
COMPUTERS & OFFICE EQUIPMENT - 0.1%
Exide Electronics Group, Inc. (a)  117,600  1,734,600
Exide Electronics Group, Inc.
 (warrants) (a)(f)  6,380  191,400
  1,926,000
TOTAL TECHNOLOGY   2,397,000
UTILITIES - 0.8%
CELLULAR - 0.3%
Arch Communications Group, Inc. (a)  351,737  3,297,534
Intercel, Inc. (warrants) (a)  53,504  374,528
Microcell Telecommunications, Inc. (a):
 (warrants)   118,160  1,477,000
 (conditional warrants)  118,160  73,850
  5,222,912
ELECTRIC UTILITY - 0.0%
El Paso Electric Co. (a)  6,900  44,850
TELEPHONE SERVICES - 0.5%
WorldCom, Inc. (a)  300,000  7,818,750
TOTAL UTILITIES   13,086,512
TOTAL COMMON STOCKS
 (Cost $131,566,252)   144,619,715
PREFERRED STOCKS - 10.6%
CONVERTIBLE PREFERRED STOCKS - 1.4%
FINANCE - 0.5%
INSURANCE - 0.5%
Pennsylvania Corp. Financial Group, Inc.
 Series II, $3.50 (f)  150,000  8,700,000
MEDIA & LEISURE - 0.9%
BROADCASTING - 0.4%
Benedek Communications Corp. 15%  57,600  5,673,600
LODGING & GAMING - 0.5%
Host Marriott Financial Trust
 $3.375 (a)(f)  151,200  8,070,300
TOTAL MEDIA & LEISURE   13,743,900
RETAIL & WHOLESALE - 0.0%
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
Town & Country Corp. pay-in-kind   128  96
TOTAL CONVERTIBLE PREFERRED STOCKS   22,443,996
NONCONVERTIBLE PREFERRED STOCKS - 9.2%
ENERGY - 0.0%
OIL & GAS - 0.0%
Gulf Canada Resources Ltd.,
 Series 1, adj. rate  193,351  627,648
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NONCONVERTIBLE PREFERRED STOCKS - CONTINUED
FINANCE - 0.7%
SAVINGS & LOANS - 0.7%
California Federal Bank
 Series B, $10.625  15,610 $ 1,726,856
Chevy Chase Capital Corp.,
 Series A, $5.1875  180,000  9,315,000
  11,041,856
HOLDING COMPANIES - 0.1%
SDW Holdings Corp. (f)   44,500  1,624,250
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
ELECTRICAL EQUIPMENT - 0.1%
Ampex Corp. 8% (a)(e)  1,589  1,235,114
MEDIA & LEISURE - 7.2%
BROADCASTING - 7.0%
Cablevision Systems Corp., Series H,
 $11.75 exchangeable pay-in-kind  193,949  18,134,232
Chancellor Radio Broadcasting Co.,
 Series A, exchangeable (a)  64,300  7,137,300
PanAmSat Corp. 12 3/4% pay-in-kind  39,533  48,427,925
Time Warner, Inc., Series M,
 exchangeable pay-in-kind  33,341  36,174,985
  109,874,442
PUBLISHING - 0.2%
K-III Communications Corp., Series B,
 $11.625 pay-in-kind (a)  27,428  2,777,085
TOTAL MEDIA & LEISURE   112,651,527
NONDURABLES - 0.0%
HOUSEHOLD PRODUCTS - 0.0%
Renaissance Cosmetics, Inc.
 pay-in-kind 14% (f)  446  383,560
SERVICES - 0.2%
Loewen Group Capital LP,
 Series A, $2.36  91,000  2,411,500
TECHNOLOGY - 0.9%
COMPUTER SERVICES & SOFTWARE - 0.9%
ICG Holdings, Inc.
 exchangeable pay-in-kind  12,269  13,557,245
TOTAL NONCONVERTIBLE PREFERRED STOCKS   143,532,700
TOTAL PREFERRED STOCKS
 (Cost $154,537,705)   165,976,696
CASH EQUIVALENTS - 11.5%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 6.75%, dated
 12/31/96 due 1/2/97  $ 179,625,334 $179,558,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $1,515,158,003)  $ 1,566,121,603
LEGEND
1. Non-income producing
2. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
3. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
4. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
5. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
  ACQUISITION ACQUISITION COST
SECURITY DATE (000S)
American Azide (warrants)  2/5/92 $ 1
American Pacific Corp. (warrants)  2/5/92 $ 15,179
Ampex Corp. 8%  2/16/95 $ 834,225
Food 4 Less Holdings, Inc.  12/30/92
 (warrants) to  5/17/93 $ 229,281
Hat Brands, Inc.  9/2/92 to
 (warrants)  2/23/94 $ -
HM/Hat Brands Trust
 Class I Unit  2/22/94 $ 340,000
Live Entertainment, Inc.
 (warrants):
 $2.00  3/23/93 $ 220,717
 $2.72  3/23/93 $ 131,863
WCI Communities LP
 17%, 7/24/98  7/24/95 $ 4,937,231
6. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $171,166,067 or 10.8% of net assets.
7. Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
8. An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Mothers Work   153,555  -  -  2,143,275
TOTALS  $ 153,555 $ - $ - $ 2,143,275
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,751,402,823 and $1,372,062,734, respectively, of which U.S. government and government agency obligations aggregated $123,798,438 and $76,085,547, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $10,168 for the period (see
Note 4 of Notes to Financial Statements).
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 3.2% AAA, AA, A  3.2%
Baa 0.0% BBB  0.0%
Ba 5.6% BB  11.0%
B 48.6% B  45.1%
Caa 7.2% CCC  4.1%
Ca, C 0.1% CC, C  0.0%
  D  0.0%
The percentage not rated by both S&P and Moody's amounted to 2.9%. FMR has determined that unrated debt securities that are lower quality account for 2.9% of the total value of investment in securities.
INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $1,515,230,055. Net unrealized appreciation aggregated $50,891,548, of which $82,915,487 related to appreciated investment securities and $32,023,939 related to depreciated investment securities.
The fund hereby designates approximately $5,382,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase agreements of $179,558,000) (cost $1,515,158,003)       $ 1,566,121,603
- See accompanying schedule

Cash                                                                                                          837

Receivable for investments sold                                                                                   2,334,175

Receivable for fund shares sold                                                                                   6,562,145

Dividends receivable                                                                                              1,357,186

Interest receivable                                                                                               20,619,080

 TOTAL ASSETS                                                                                                     1,596,995,026

LIABILITIES

Payable for investments purchased                                                                  $ 6,205,205

Payable for fund shares redeemed                                                                     1,019,389

Accrued management fee                                                                               759,029

Other payables and                                                                                   189,597
accrued expenses

 TOTAL LIABILITIES                                                                                                8,173,220

NET ASSETS                                                                                                       $ 1,588,821,806

Net Assets consist of:

Paid in capital                                                                                                  $ 1,409,715,693

Undistributed net investment income                                                                                113,174,121

Accumulated undistributed net realized gain (loss) on investments and foreign                                     14,968,408
currency transactions

Net unrealized appreciation (depreciation) on investments                                                    50,963,584
and assets and liabilities in foreign currencies

NET ASSETS, for 126,885,405 shares outstanding                                                                   $ 1,588,821,806

NET ASSET VALUE, offering price                                                                                  $12.52
and redemption price per share ($1,588,821,806 (divided by) 126,885,405 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                                $ 14,136,865
Dividends

Interest                                                                          108,216,784

 TOTAL INCOME                                                                     122,353,649

EXPENSES

Management fee                                                     $ 7,422,311

Transfer agent fees                                                 670,254

Accounting fees and expenses                                        662,535

Non-interested trustees' compensation                               9,623

Registration fees                                                   4,022

Custodian fees and expenses                                         57,474

Audit                                                               47,856

Legal                                                               15,253

Miscellaneous                                                       9,056

 Total expenses before reductions                                   8,898,384

 Expense reductions                                                 (53,442       8,844,942
                                                                   )

NET INVESTMENT INCOME                                                             113,508,707

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              15,835,086

 Foreign currency transactions                                      2,041         15,837,127

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              35,061,068

 Assets and liabilities in                                          4,554         35,065,622
 foreign currencies

NET GAIN (LOSS)                                                                   50,902,749

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 164,411,456

OTHER INFORMATION                                                                $ 36,272
Expense reductions
 Directed brokerage arrangements

 Custodian interest credits                                                       17,170

                                                                                 $ 53,442


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1996           1995




Operations                                                                                  $ 113,508,707     $ 76,879,046
Net investment income

 Net realized gain (loss)                                                                    15,837,127        21,706,316

 Change in net unrealized appreciation (depreciation)                                        35,065,622        49,316,188

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 164,411,456       147,901,550

Distributions to shareholders                                                                   (81,893,762)      (43,871,918)
From net investment income

 From net realized gain                                                                          (16,022,693)      -

 TOTAL DISTRIBUTIONS                                                                        (97,916,455)      (43,871,918)

Share transactions                                                                               1,058,212,273     747,404,302
Net proceeds from sales of shares

 Reinvestment of distributions                                                                 97,916,455        43,871,918

 Cost of shares redeemed                                                                        (673,801,481)     (424,723,050)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                         482,327,247       366,553,170

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                        548,822,248       470,582,802

NET ASSETS

 Beginning of period                                                                             1,039,999,558     569,416,756

 End of period (including undistributed net investment income of $113,174,121 and
$76,334,012, respectively)                                                                      $ 1,588,821,806   $ 1,039,999,558

OTHER INFORMATION
Shares

 Sold                                                                                            89,104,560        66,375,373

 Issued in reinvestment of distributions                                                         8,680,536         4,326,619

 Redeemed                                                                                       (57,202,172)      (37,385,468)

 Net increase (decrease)                                                                         40,582,924        33,316,524



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS



                                                       YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA                                1996                       1995          1994        1993 C      1992

Net asset value, beginning of period                   $ 12.050                   $ 10.750      $ 11.990    $ 10.820    $ 9.550

Income from Investment Operations                      .927                       .856          .770        .728        .790
Net investment income

 Net realized and unrealized gain (loss)               .643                       1.224         (.910)      1.332       1.290

 Total from investment operations                      1.570                      2.080         (.140)      2.060       2.080

Less Distributions

 From net investment income                            (.920)                     (.780)        (.730)      (.794)      (.810)

 In excess of net investment income                    -                          -             -           (.036)      -

 From net realized gain                                (.180)                     -             (.370)      (.060)      -

 Total distributions                                   (1.100)                    (.780)        (1.100)     (.890)      (.810)

Net asset value, end of period                         $ 12.520                   $ 12.050      $ 10.750    $ 11.990    $ 10.820

TOTAL RETURN A, B                                      14.03%                     20.72%        (1.64)%     20.40%      23.17%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                $ 1,588,822                $ 1,040,000   $ 569,417   $ 463,931   $ 200,591

Ratio of expenses to average net assets                .71%                       .71%          .71%        .64%        .67%
                                                                                                      D

Ratio of net investment income to average net assets   9.09%                      9.32%         8.75%       8.69%       10.98%

Portfolio turnover rate                                123%                       132%          122%        155%        160%

Average commission rate E                              $ .0370

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN. B TOTAL RETURNS DO NOT
REFLECT CHARGES ATTRIBUTABLE TO
YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE
CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN. C EFFECTIVE
JANUARY 1, 1993, THE FUND ADOPTED
STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND
FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND
RETURN OF CAPITAL DISTRIBUTIONS BY
INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER
SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO
TAX DIFFERENCES. D FMR AGREED TO
REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE
BEEN HIGHER. E FOR FISCAL YEARS
BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO
DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE
CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO
FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
WHERE TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996


1. SIGNIFICANT ACCOUNTING POLICIES.
High Income Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity of variable life insurance products. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, market discount, partnerships, and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS - CONTINUED
securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $6,685,221 or 0.4% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of the fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .45%. For the period, the management fee was equivalent to an annual rate of .59% of average net assets.
SUB-ADVISER FEE. As the fund's investment sub-advisers, Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc., each a wholly owned subsidiary of FMR, receive a fee from FMR of 110% and 105% respectively, of costs incurred in connection with each sub-advisory agreement.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .05% of average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.00% of average net assets.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. In addition, the fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses.
For the period, the reduction under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
6. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 16% of the outstanding shares of the fund. In addition, two unaffiliated insurance companies were each record owner of 10% or more of the total outstanding shares of the fund, totaling 53%.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included under the caption "Legend" at the end of the fund's schedule of investments.
8. ASSET TRANSFER INFORMATION.
In September 1996, the Board of Trustees approved a proposal to liquidate Fidelity Advisor Annuity High Yield Fund and transfer the assets of Fidelity Advisor Annuity High Yield Fund to the fund. The liquidation and transfer of assets are expected to occur in the first quarter of 1997. REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the Shareholders of High Income Portfolio:
We have audited the accompanying statement of assets and liabilities of Variable Insurance Products Fund: High Income Portfolio, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Insurance Products Fund: High Income Portfolio as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 10, 1997
DISTRIBUTIONS


The Board of Trustees of High Income Portfolio voted to pay on February 7, 1997, to shareholders of record at the opening of business on February 7, 1997, a distribution of $.11 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.89 per share from net investment income.


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
Fred L. Henning, Jr., VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Barry J. Coffman, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
The Bank of New York, New York, NY

(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND: OVERSEAS PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



MARKET ENVIRONMENT                  3    A review of what happened in world markets during
                                         the
                                         last year.

PERFORMANCE                         4    How the fund has done over time.

FUND TALK                           5    The manager's review of fund performance, strategy
                                         and outlook.

INVESTMENTS                         6    A complete list of the fund's investments with their
                                         market values.

FINANCIAL STATEMENTS                10   Statements of assets and liabilities, operations, and
                                         changes in net assets, as well as financial highlights.

NOTES                               12   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   15   The auditors' opinion.


DISTRIBUTIONS
The Board of Trustees of Overseas Portfolio voted to pay on February 7, 1997, to shareholders of record at the opening of business on February 7, 1997, a distribution of $1.31 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.33 per share from net investment income.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets posted positive returns in 1996, aided by moderate growth and low inflation. Sustained corporate earnings growth and a favorable interest rate environment also proved beneficial. Japan, however, was the major exception as an underperforming stock market and a weak yen undermined returns for U.S.-based investors. The strongest gains came from the often-volatile emerging bond markets in 1996, while performance of the bond markets of developed countries was mixed.
U.S. STOCK MARKETS
The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 22.96% for the 12 months that ended December 31, 1996, well above the index's long-term average annual return of about 12%. The Russell 2000 Index - a measure of small stock performance - rose 16.49%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 28.70%, closing above 6500 for the first time in November.
The U.S. stock market spent much of the past year breaking price and trading volume records. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks in an environment where it was sometimes difficult to discern the health of the economy.
Most industry sectors experienced positive, if not strong performance. At mid-year, technology stocks suffered from a sell-off sparked by fears that company earnings were weakening. Nevertheless, this sector proved to be the strongest in the U.S. market in 1996. Earnings surprises and positive earnings projections were the main drivers of solid performance, especially among semiconductor manufacturers, companies that make disk drives and monitors, and software firms. Even though consensus estimates pointed toward increases in short-term interest rates by the Fed, financial stocks
- usually sensitive to changes in interest rates - shrugged off this concern and posted solid performance based on low interest rates and positive business prospects. Energy stocks reaped the benefits of higher-than-expected energy prices, which resulted in part from the delayed re-entry of Iraq into the world market. Uncertainty over the direction of the economy benefited consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks, as these companies tend to post steady earnings growth in many economic environments.
Utilities stocks struggled in 1996 for two reasons. First, and most important, uncertainty over the direction and form of deregulation in the sector tended to diminish investor interest. Second, stocks in the sector tend to move in concert with bonds, which lagged due to periodic inflation fears and confusing economic signals. Stocks in the telecommunications field especially were affected by uncertainty over legislation signed into law in February 1996. Biotechnology issues had a hard time recovering from a correction in stock prices from overvalued levels that they experienced earlier in 1996. Cyclical stocks - those that usually rise and fall with the economy - posted mixed results that largely depended on the outlook for companies in the specific sector rather than the direction of the economy. FOREIGN STOCK MARKETS
Foreign stock markets posted mixed results in 1996. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australia and the Far East - returned 6.05% in 1996. Europe posted the most consistently strong equity markets due to stronger economic growth, lower interest rates, higher corporate earnings, the relative weakness of the continent's major currencies and a new emphasis on shareholder friendliness by many of the region's corporations. The MSCI Europe Index was up 21.09% in 1996. The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. The Tokyo Stock Exchange TOPIX Total Return Index was off 16.26%. Emerging market equity performance ran the gamut from negative to positive, with the MSCI Emerging Markets Free Index returning 6.03% for 1996. While Hong Kong was a top performer - benefiting from the rising value of the property sector, solid economic growth and stable interest rates - other Asian markets posted mixed returns as concerns rose over declining export growth in the region. Latin America enjoyed a strong first half, but faded toward the end of 1996 due to low domestic savings rates and inefficient governments, among other factors. U.S. BOND MARKETS
Uncertainty over the direction of the economy led to mixed performance in U.S. bond markets in 1996. For the year, the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. taxable bond market
- posted a total return of 3.63%. Stronger-than-expected economic signals rattled the bond market in the early spring. Investors spent most of the summer anticipating a short-term interest rate increase by the Federal Reserve Board. However, the Fed neither raised nor lowered rates through the end of 1996. Interest rates responded to the Fed's inaction by falling during much of October and November. In December, though, bond prices dropped due to inflation concerns, stronger-than-expected economic data and comments by Fed Chairman Alan Greenspan that the stock markets may be overvalued.
FOREIGN BOND MARKETS
While low inflation and moderate growth helped provide a positive backdrop for most bond markets in 1996, performance in overseas bond markets was mixed. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 3.62% for the 12 months that ended December 31, 1996. In Europe, focus centered on the continuing progress toward the European Monetary Union (EMU). Attractive opportunities arose as countries worked to meet the requirements for joining the EMU. However, Germany and Japan - two of the larger components of the Salomon Brothers World Government Bond Index - experienced currency problems that hurt returns. In stark contrast to the developed world, the often-volatile emerging debt markets enjoyed a particularly strong year, helped by inflows of foreign capital, low interest rates and the implementation of country-specific reforms - especially in Latin America. The J.P. Morgan Emerging Markets Bond Index - of which Latin America is a large component - posted a return of 34.16% during the period.
VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED               PAST 1   PAST 5   LIFE OF
DECEMBER 31, 1996           YEAR     YEARS    FUND

OVERSEAS                    13.15%   9.15%    7.88%

Morgan Stanley EAFE Index   6.05%    8.15%    7.38%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare the fund's figures to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization weighted, unmanaged index of over 1,000 foreign stocks.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential
for significant growth over time; however,
investing in foreign markets means assuming
greater risks than investing in the United States.
Factors like changes in a country's financial
markets, its local political and economic
climate, and the fluctuating value of its currency
create these risks. For these reasons an
international fund's performance may be more
volatile than a fund that invests exclusively in the
United States.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations January 28, 1987.
If Fidelity had not reimbursed certain fund expenses, the fund's life of fund total return would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19961231 19970114 110207 S00000000000001
             VIP:  Overseas              MS EAFE Index
             00154                       MS001
  1987/01/28      10000.00                    10000.00
  1987/01/31      10000.00                     9997.46
  1987/02/28      10010.00                    10296.66
  1987/03/31      10460.00                    11140.41
  1987/04/30      11220.00                    12319.18
  1987/05/31      11060.00                    12319.14
  1987/06/30      10520.00                    11926.66
  1987/07/31      10400.00                    11905.82
  1987/08/31      11320.00                    12798.54
  1987/09/30      11070.00                    12597.05
  1987/10/31       8760.00                    10831.98
  1987/11/30       8840.00                    10938.65
  1987/12/31       9462.16                    11263.46
  1988/01/31       9138.32                    11464.55
  1988/02/29       9381.20                    12228.75
  1988/03/31       9806.24                    12980.64
  1988/04/30       9968.16                    13169.27
  1988/05/31       9786.00                    12747.12
  1988/06/30       9613.96                    12411.13
  1988/07/31       9543.12                    12800.51
  1988/08/31       9209.16                    11968.24
  1988/09/30       9603.84                    12491.19
  1988/10/31      10028.88                    13559.96
  1988/11/30      10211.04                    14367.68
  1988/12/31      10231.28                    14447.79
  1989/01/31      10534.87                    14701.99
  1989/02/28      10717.03                    14777.56
  1989/03/31      10707.38                    14487.53
  1989/04/30      11023.50                    14621.89
  1989/05/31      10615.60                    13826.42
  1989/06/30      10574.81                    13593.67
  1989/07/31      11563.97                    15300.67
  1989/08/31      11482.39                    14612.54
  1989/09/30      12196.21                    15278.16
  1989/10/31      11533.38                    14664.33
  1989/11/30      12155.42                    15401.50
  1989/12/31      12920.24                    15969.77
  1990/01/31      12746.88                    15375.56
  1990/02/28      12449.36                    14302.43
  1990/03/31      12919.92                    12812.46
  1990/04/30      12991.52                    12710.78
  1990/05/31      13840.58                    14161.09
  1990/06/30      14147.46                    14036.37
  1990/07/31      14863.53                    14234.08
  1990/08/31      13349.56                    12851.83
  1990/09/30      12081.09                    11060.74
  1990/10/31      13206.34                    12784.21
  1990/11/30      12797.16                    12030.10
  1990/12/31      12705.10                    12224.98
  1991/01/31      12827.85                    12620.40
  1991/02/28      13260.02                    13973.29
  1991/03/31      12872.18                    13134.44
  1991/04/30      13155.20                    13263.42
  1991/05/31      13186.64                    13401.82
  1991/06/30      12463.37                    12417.04
  1991/07/31      13081.82                    13027.11
  1991/08/31      13123.75                    12762.56
  1991/09/30      13658.34                    13481.84
  1991/10/31      13752.68                    13672.96
  1991/11/30      13260.02                    13034.64
  1991/12/31      13721.24                    13707.79
  1992/01/31      13888.95                    13415.00
  1992/02/29      13599.52                    12934.85
  1992/03/31      13323.28                    12080.93
  1992/04/30      14152.01                    12138.36
  1992/05/31      14768.23                    12950.85
  1992/06/30      14491.99                    12336.56
  1992/07/31      13567.65                    12020.83
  1992/08/31      13450.78                    12774.79
  1992/09/30      12908.92                    12522.52
  1992/10/31      12027.08                    11865.66
  1992/11/30      11963.33                    11977.32
  1992/12/31      12250.20                    12039.27
  1993/01/31      12600.81                    12037.79
  1993/02/28      12847.62                    12401.41
  1993/03/31      13738.91                    13482.39
  1993/04/30      14651.94                    14761.90
  1993/05/31      14967.16                    15073.67
  1993/06/30      14597.60                    14838.49
  1993/07/31      15173.67                    15357.91
  1993/08/31      15988.88                    16186.97
  1993/09/30      15901.92                    15822.62
  1993/10/31      16478.00                    16310.23
  1993/11/30      15782.36                    14884.55
  1993/12/31      16825.82                    15959.32
  1994/01/31      17923.63                    17308.60
  1994/02/28      17607.51                    17260.66
  1994/03/31      17170.60                    16517.22
  1994/04/30      17738.58                    17218.03
  1994/05/31      17520.13                    17119.18
  1994/06/30      17334.44                    17361.11
  1994/07/31      17793.20                    17528.07
  1994/08/31      18000.73                    17943.05
  1994/09/30      17531.05                    17377.92
  1994/10/31      17891.50                    17956.61
  1994/11/30      17214.29                    17093.61
  1994/12/31      17115.99                    17200.65
  1995/01/31      16406.01                    16539.88
  1995/02/28      16449.17                    16492.41
  1995/03/31      16955.64                    17521.06
  1995/04/30      17440.09                    18180.00
  1995/05/31      17682.31                    17963.28
  1995/06/30      17847.46                    17648.27
  1995/07/31      18640.19                    18746.98
  1995/08/31      18122.72                    18031.85
  1995/09/30      18386.96                    18384.02
  1995/10/31      18023.62                    17889.85
  1995/11/30      18232.82                    18387.61
  1995/12/31      18783.33                    19128.45
  1996/01/31      19135.65                    19206.98
  1996/02/29      19177.79                    19271.92
  1996/03/31      19471.10                    19681.17
  1996/04/30      20012.59                    20253.37
  1996/05/31      20023.87                    19880.67
  1996/06/30      20170.53                    19992.56
  1996/07/31      19572.63                    19408.23
  1996/08/31      19719.29                    19450.76
  1996/09/30      20294.62                    19967.48
  1996/10/31      20091.56                    19763.16
  1996/11/30      21140.70                    20549.50
  1996/12/31      21253.51                    20285.15
IMATRL PRASUN   SHR__CHT 19961231 19970114 110211 R00000000000123

Let's say hypothetically that $10,000 was invested in Overseas Portfolio on January 28, 1987, when the fund started. As the chart shows, by December 31, 1996, the value of the investment would have grown to $21,254 - a 112.54% increase on the initial investment. With reinvested dividends and capital gains, if any, a $10,000 investment in the Morgan Stanley EAFE Index would have grown to $20,285 over the same period - a 102.85% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1996
                     % OF FUND'S
                     INVESTMENTS

Veba AG Ord          2.6

Volvo AB Class B     2.2

Toyota Motor Corp.   2.0

Novartis AG (Reg.)   1.8

Total SA Class B     1.7

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1996
                   % OF FUND'S
                   INVESTMENTS

Finance            14.3

Durables           12.4

Basic Industries   10.7

Utilities          8.5

Energy             8.3

TOP FIVE COUNTRIES AS OF DECEMBER 31, 1996
(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S
                               INVESTMENTS

Japan                          22.4

United Kingdom                 12.7

France                         9.4

Germany                        6.6

Netherlands                    6.0

TOP COUNTRIES ARE BASED ON THE LOCATION OF THE ISSUER OF EACH SECURITY, INDICATING WHERE THE FUND IS EXPOSED TO POLITICAL AND CREDIT RISKS. PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF APPLICABLE.
VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with
Richard Mace,
Portfolio Manager
of Overseas Portfolio
Q. RICK, HOW DID THE FUND PERFORM?
A. Quite well. For the 12-month period that ended December 31, 1996, the fund outperformed the Morgan Stanley Capital International EAFE Index, which tracks the performance of stocks in Europe, Australia and the Far East. The index had a total return of 6.05% for the period.
Q. WHAT WERE SOME OF THE MORE SIGNIFICANT CHANGES YOU MADE TO THE PORTFOLIO OVER THE COURSE OF THE YEAR?
A. I continued to sell Japanese stocks in order to keep the fund underweighted in Japan relative to the EAFE Index. I've placed the proceeds from these sales in European cyclical stocks, which tend to benefit from a strong economy. This strategy has been effective in moving the fund into undervalued European equities that I believe have appealing risk/reward characteristics. It also has limited the fund's exposure to the negative effects of the weak Japanese yen and the underperforming Japanese stock market.
Q. DOES THIS MEAN YOU HAVE A NEGATIVE VIEW ON JAPAN?
A. Not at all. In fact, I solidified the fund's position in what I consider my value holdings in Japan. These are companies that I believe will benefit from the weak yen, the recent Japanese economic revival, world economic growth and solid management intent on raising the value of their businesses. I only invest with conviction, and I believed in the fund's remaining Japanese holdings. Some examples included Toyota and Honda, and broad-based export companies such as Canon.
Q. BASED ON YOUR INVESTMENTS DURING THE PERIOD, YOU SAW OPPORTUNITIES IN EUROPE . . .
A. Six months ago, I saw great potential in Europe. Stocks were generally undervalued, there was the potential for economic recovery and some companies were taking steps to raise shareholder value. Some stocks have appreciated and realized their underlying value. Economic growth has come, although not as uniformly as I would have hoped. Additionally, many more corporate managements have been proactive in growing the value of their businesses by restructuring their balance sheets, selling off poor-performing subsidiaries and redeploying excess cash more efficiently.
Q. WHAT SPECIFIC TYPES OF COMPANIES DID YOU LIKE IN EUROPE?
A. As I said before, I looked for cyclical names - especially in the energy sector. I believed many European energy stocks' prices did not reflect rising oil prices and were discounting lower oil prices that never came to pass. Some energy stocks in the fund were Total, Royal Dutch Petroleum, Shell Transport & Trading and British Petroleum.
Q. MANY OF THE FUND'S CANADIAN HOLDINGS ARE RELATIVELY NEW TO THE PORTFOLIO. WHAT WAS THE STORY THERE?
A. Many Canadian oil and gas, natural resources and bank stocks were attractively valued during the period. Two additions included Canadian Natural Resources and Inco.
Q. DID YOU HAVE ANY DISAPPOINTMENTS?
A. Yes. One would be the weakness of the Japanese market. I consider another to be the legal and governmental impediments to recognizing shareholder value in Europe. For example, it's not yet legal in many European countries for corporations to buy back stock, even though many corporate managements seek to do so. I also continue to be disappointed by the problems that arise from partial government ownership of companies. Take the case of Eramet, which is one of the fund's French holdings. It's been reported in the media that the French government, a partial owner of Eramet, is pressuring the company's management to sell a nickel mine it owns in the colony of New Caledonia. The government has denied the report. However, it's also been reported that the government will take steps to oust the management if they choose not to comply. I think it's unfortunate that the government may be unduly influencing management's decision-making process.
Q. WHAT'S YOUR OUTLOOK?
A. I'm hopeful that the economic recoveries that have begun in Europe and Japan will continue. I think the key to a company's stock price will be the company's shareholder-friendly attitude, reflected in stock buybacks or a proactive management. Therefore, I will try to position the fund in companies that could benefit from economic growth and that are focused on providing returns for shareholders.



FUND FACTS
GOAL: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential
START DATE: October 9, 1986
SIZE: as of December 31, 1996, more than $6.0 billion
MANAGER: Jennifer Uhrig, since January 1997;
joined Fidelity in 1987
(checkmark)

VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 86.9%
 SHARES VALUE (NOTE 1)
ARGENTINA - 0.2%
Perez Companc Class B  406,980 $ 2,861,596
AUSTRALIA - 1.4%
Brambles Industries Ltd.   375,600  7,329,296
CSR Ltd.   1,521,102  5,319,811
Coles Myer Ltd.   680,400  2,801,427
Western Mining Holdings Ltd.   917,611  5,783,849
Woolworths Ltd.   1,143,300  2,753,519
  23,987,902
BELGIUM - 0.2%
Credit Communal Holding/Dexia (b)  26,000  2,371,343
Delhaize Freres & Cie Le Lion SA  22,000  1,306,491
  3,677,834
BERMUDA - 0.2%
Fuji International Trust unit
 sponsored ADR (a)(b)  100  2,630,565
BRAZIL - 1.0%
Multicanal Participacoes SA
 sponsored ADR (a)  90,500  1,159,531
Telebras sponsored ADR  213,300  16,317,450
  17,476,981
CANADA - 2.5%
Alliance Communications Corp.
 Class B (non-vtg.) (a)  28,900  255,090
Alcan Aluminium Ltd.   259,900  8,768,556
BCE, Inc.   102,800  4,896,845
Bre-X Minerals Ltd. (a)   289,700  4,585,834
Bro-X Minerals Ltd. (a)  41,630  72,883
Canada Occidental Petroleum Ltd.   66,600  1,071,255
Canadian Natural Resources Ltd. (a)  190,400  5,222,337
Greenstone Resources Ltd. (a)  138,000  1,605,646
Inco Ltd.   403,600  12,880,694
Renaissance Energy Ltd. (a)   64,100  2,181,322
  41,540,462
DENMARK - 0.5%
Den Danske Bank Group AS  31,900  2,570,617
International Service Systems AS,
 Series B  178,100  4,683,264
Unidanmark AS Class A  32,500  1,681,652
  8,935,533
EMERGING MARKETS - 0.1%
GT Global Developing Markets Fund  51,000  592,875
Templeton Dragon Fund, Inc.   22,500  362,812
  955,687
FINLAND - 1.8%
Cultor OY, Series 1  56,100  3,045,470
Huhtamaki Ord.   176,300  8,192,521
Metsa-Serla Ltd. Class B  343,400  2,572,592
Nokia Corp. AB, Series A  31,800  1,842,317
Pohjola Class B  226,500  5,090,496
UPM-Kymmene Corp.   77,200  1,617,693
Valmet OY  317,100  5,577,412
Valmet OY (b)  108,000  1,885,521
  29,824,022
FRANCE - 9.4%
Alcatel Alsthom Compagnie
 Generale d'Electricite SA  280,739  22,545,668
Axa SA  134,018  8,521,376
CLF-Dexia  56,000  4,877,071

 SHARES VALUE (NOTE 1)
Canal Plus SA  35,300 $ 7,794,566
Compagnie de Saint Gobain  9,500  1,343,545
Credit Commercial de France Ord.   50,500  2,335,260
Eramet SA  159,097  8,338,032
Generale des Eaux, Cie  18,500  2,292,004
Groupe Danone  33,000  4,597,110
Lafarge Coppee SA  70,190  4,210,048
Michelin SA (Compagnie Generale des
 Etablissements) Class B  325,824  17,584,451
Nationale Elf Aquitaine  139,400  12,685,669
Paribas SA (Cie Financiere) Class A  13,300  899,224
Pechiney SA Class A  468,480  19,623,806
Peugeot SA Ord.   18,000  2,025,434
Rhone Poulenc SA Class A  24,800  845,303
Societe Generale Class A  25,800  2,788,786
Total SA Class B  338,215  27,500,333
Usinor Sacilor  374,300  5,445,019
Valeo SA  4,900  302,119
  156,554,824
GERMANY - 6.3%
Allianz Versich Holdings Ord. (Reg.)  450  817,094
BASF AG  125,100  4,747,551
Bayer AG  291,500  11,913,396
Buderus AG  2,900  1,429,776
Continental Gummi-Werke AG  207,200  3,736,724
Daimler-Benz AG Ord. (a)  151,600  10,439,403
Dresdner Bank AG Ord.   55,700  1,663,954
Hoechst AG Ord.   98,900  4,629,020
Karstadt AG  3,700  1,200,130
Mannesmann AG Ord.   10,500  4,550,114
New Germany Fund, Inc. (The)  106,000  1,417,750
Veba AG Ord.   756,800  43,822,230
Volkswagen AG  35,600  14,757,314
  105,124,456
HONG KONG - 2.1%
Great Eagle Holdings Ltd.   994,000  4,099,632
HSBC Holdings PLC  700,000  15,228,570
Hong Kong & China Gas Co. Ltd.   2,220,000  4,291,034
Hutchison Whampoa Ltd. Ord.   234,000  1,837,934
Hysan Development Co. Ltd.   1,481,000  5,897,576
Oriental Press Group Ltd. (warrants) (a)  337,800  24,021
Peregrine Investments Holdings Ltd.   1,168,000  2,000,905
Wharf Holdings Ltd. (b)  380,000  1,896,438
  35,276,110
INDONESIA - 0.2%
Matahari Putra Prima PT (For. Reg.)  2,724,000  3,171,465
IRELAND - 0.8%
Bank of Ireland, Inc.   998,600  9,117,508
Independent Newspapers PLC  824,216  4,094,458
  13,211,966
ITALY - 1.5%
Credito Italiano Ord.   1,430,300  1,571,635
Eni Spa  2,141,500  11,007,995
Magneti Marelli Spa  1,524,400  1,897,970
Montedison Spa Ord. (a)  1,294,852  885,413
Olivetti & Co. Spa Ord. (a)  4,522,150  1,586,031
Pirelli Spa Ord.   1,593,200  2,941,860
SAI (Sta Assieuratrice Industriale) Spa 193,100 1,772,756 Telecom Italia Mobile Spa 711,400 1,801,933
Telecom Italia Spa  709,700  1,842,042
  25,307,635
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
JAPAN - 22.3%
Acom Co. Ltd.   35,900 $ 1,529,504
Amway Japan Ltd.   159,900  5,130,039
Aoyama Trading Co. Ord.   221,800  5,891,712
Asahi Breweries Ltd.   241,000  2,494,179
Asahi Chemical Industry Co. Ltd.   250,000  1,414,403
Bank of Tokyo-Mitsubishi Ltd.   120,000  2,225,097
Bridgestone Corp.   160,000  3,035,791
Canon, Inc.   886,000  19,561,535
Citizen Watch Co. Ltd. Ord.   445,000  3,185,425
DDI Corp. Ord.   802  5,298,249
Daito Trust Construction Co.   704,400  7,836,792
Daiwa House Industry Co. Ltd.   280,000  3,598,103
Daiwa Securities Co. Ltd.   811,000  7,204,226
Denny's Japan Co. Ltd.   67,000  2,045,537
Fuji Bank Ltd.   256,000  3,731,263
Fuji Photo Film Co. Ltd.   775,000  25,532,557
Fujitsu Ltd.   346,000  3,222,768
Hitachi Koki Co. Ltd. Ord.   144,000  1,029,547
Hitachi Ltd.   1,041,000  9,696,248
Hitachi Maxell Ltd.   353,000  7,793,704
Honda Motor Co. Ltd.   541,000  15,443,812
Hoya Corp.   31,000  1,216,473
Ito-Yokado Co. Ltd.   277,000  12,040,362
Jusco Co. Ltd.   51,000  1,728,590
Kao Corp.   136,000  1,583,441
Kobe Steel Ltd. Ord. (a)  733,000  1,542,492
Komatsu Ltd. Ord.   1,144,000  9,373,006
Kyocera Corp.   26,000  1,618,974
Matsushita Electric Industrial Co. Ltd.   877,000  14,295,213
Minebea Co. Ltd.   707,000  5,902,337
Minolta Camera Co. Ltd.   141,000  852,445
Mitsubishi Electric Co. Ord.   672,000  3,998,965
Mitsubishi Estate Co. Ltd.   265,000  2,719,707
Mitsubishi Heavy Industries Ltd.   1,001,000  7,942,389
NEC Corp.   132,000  1,593,790
NKK Corp. (a)  684,000  1,539,664
Namco Ltd.   69,100  2,115,610
Nichiei Co. Ltd.   27,900  2,057,309
Nikko Securities Co. Ltd.   537,000  4,001,449
Nintendo Co. Ltd. Ord.   190,800  13,641,501
Nippon Telegraph &
 Telephone Corp. Ord.   220  1,665,890
Nitto Denko Corp.   107,000  1,568,780
Nomura Securities Co. Ltd.   755,000  11,329,883
Omron Corp.   156,000  2,932,988
Onward Kashiyama & Co. Ltd.   307,000  4,315,740
Orix Corp.   242,000  10,059,853
Ricoh Co. Ltd. Ord.   578,000  6,629,927
Rohm Co. Ltd.   80,000  5,243,639
Sakura Bank Ltd.   913,000  6,519,741
Sankyo Co. Ltd.   216,000  6,110,220
Sekisui Chemical Co. Ltd.   232,000  2,341,009
Sho Bond Corp. Ord.   1,800  48,435
Sony Corp.   211,500  13,844,631
TDK Corp.   106,000  6,902,113
Tadano Ltd.   17,000  120,664
Takeda Chemical Industries Ltd. (a)  1,216,000  25,484,088
Toyota Motor Corp.   1,148,000  32,969,728
Uni Charm Corp. Ord.   75,000  1,836,999
Uny Co. Ltd.   221,000  4,040,707
York Benimaru Co.   22,300  621,207
  371,250,450

 SHARES VALUE (NOTE 1)
KOREA (SOUTH) - 0.3%
Korea Electric Power Corp.   200,070 $ 5,824,523
MEXICO - 0.4%
Cifra SA Class C (a)  1,824,100  2,220,282
Gruma SA Class B sponsored ADR (a)(b)  83,400  2,001,600
Tubos De Acero De Mexico ADR (a)  144,900  2,300,288
  6,522,170
MALAYSIA - 0.1%
Arab Malaysian Corp. BHD  362,000  1,806,058
MULTI-NATIONAL - 0.0%
Morgan Stanley Asia-Pacific Fund, Inc.   35,200  343,200
NETHERLANDS - 6.0%
AKZO Nobel NV  112,000  15,293,641
DSM NV  61,900  6,102,968
ING Groep NV  426,862  15,362,389
KBB NV Ord.   34,300  2,470,838
KLM Royal Dutch Air Lines NV  76,896  2,162,325
Koninklijke KNP BT NV  32,600  711,115
New Holland NV (a)  146,000  3,047,750
Philips Electronics NV (Bearer)  292,900  11,863,102
Royal Dutch Petroleum Co. Ord.   115,500  20,242,406
Unilever NV Ord.   76,600  13,544,500
Vendex International NV  18,400  786,762
Vendex International NV (b)  188,500  8,060,030
  99,647,826
NETHERLANDS ANTILLES - 0.4%
Schlumberger Ltd.   60,300  6,022,463
NORWAY - 1.4%
Den Norske Bank AS Class A
 Free shares  1,903,000  7,310,050
Norsk Hydro AS  156,350  8,481,828
Orkla AS Class B (non-vtg.)  30,400  1,925,619
Saga Petroleum AS Class B  323,100  5,065,851
  22,783,348
PERU - 0.1%
Compania de Minas Buenaventura SA
 Class B sponsored ADR (a)  78,600  1,326,375
PORTUGAL - 0.1%
Telecel Comunicacoes Pessoais SA (a)  19,700  1,257,041
SINGAPORE - 0.1%
Kim Engineering Holdings Ltd.   2,529,000  2,313,055
SOUTH AFRICA - 0.2%
JCI Ltd. (a)   280,000  2,753,019
SPAIN - 3.6%
ACERINOX SA (Reg.)  27,050  3,906,829
Banco Bilbao Vizcaya SA Ord. (Reg.)  258,000  13,923,935
Banco de Santander SA Ord. (Reg.)  193,000  12,347,602
Banco Intercontinental Espanol  30,600  4,742,305
FOCSA (Fomento Construcciones y
 Contratas SA)  30,664  2,856,528
Tabacalera SA, Series A  276,700  11,908,176
Telefonica de Espana SA Ord.   474,500  11,014,069
  60,699,444
SWEDEN - 5.6%
ABB AB, Series B  15,000  1,690,597
Assi Doman AB Free shares  59,500  1,650,449
Astra AB Class A Free shares  102,400  5,038,038
Bure Investment AB (b)  62,000  733,176
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SWEDEN - CONTINUED
Electrolux AB  115,000 $ 6,648,515
Esselte AB Class B Free shares  86,700  1,911,295
Investor AB Class B Free shares  161,300  7,099,918
Nordbanken AB  113,900  3,433,803
Scania AB Class B  377,500  9,396,648
Scania AB, Series B (warrants) (a)  170,000  151,395
Skandia Foersaekrings AB  230,000  6,480,623
Skandinaviska Enskilda Banken Class A
 Free shares  198,600  2,029,593
Svenska Cellulosa AB (SCA)
 Class B Ord.   95,400  1,928,989
Svenska Handelsbanken  54,000  1,545,188
Swedish Match Co.   1,807,000  6,331,418
Volvo AB Class B  1,674,500  36,791,989
  92,861,634
SWITZERLAND - 3.3%
Credit Suisse Group (Reg.)  88,700  9,091,502
Julius Baer Holding AG  1,600  1,673,351
Nestle SA (Reg.)  5,925  6,346,795
Novartis AG (Reg.)  26,258  30,006,347
Roche Holding AG
 participation certificates  900  6,987,328
  54,105,323
UNITED KINGDOM - 12.7%
Asda Group PLC  1,738,900  3,663,845
BAT Industries PLC Ord.   200,100  1,659,013
Barclays PLC Ord.   518,000  8,864,467
Barratt Developments PLC  1,384,725  5,977,525
Bass PLC Ord.   236,100  3,324,491
Blue Circle Industries PLC  409,800  2,506,095
Boots Co. PLC (The)  303,600  3,130,802
British Airways PLC Ord.   203,600  2,115,271
British Aerospace PLC  134,500  2,944,493
British Petroleum PLC Ord.   1,498,136  17,964,149
British Telecommunications PLC Ord.   725,500  4,908,987
Cable & Wireless PLC Ord.   321,400  2,686,724
Caradon PLC  2,104,700  8,652,843
Christies International PLC  86,800  344,957
Cookson Group PLC  3,517,200  14,188,789
Courtaulds PLC Ord.   42,800  289,600
Dixons Group PLC  1,022,700  9,512,736
Glaxo Holdings PLC  524,800  8,540,333
Granada Group PLC  652,900  9,651,945
Grand Metropolitan PLC  1,446,745  11,350,496
ICI (Imperial Chemical Industries)
 PLC Ord.   123,300  1,625,283
Ladbroke Group PLC Ord.   463,000  1,840,036
Lloyds TSB Group PLC  2,158,267  15,934,550
Lucas Varity PLC  210,000  802,198
National Grid Co. PLC  1,046,400  3,495,342
National Westminster Bank PLC Ord.   304,020  3,572,594
Prudential Corp. PLC  362,913  3,058,616
Redland PLC Ord.   428,000  2,705,375
Rentokil Group PLC  112,800  850,196
Rolls Royce PLC Ord.   945,384  4,161,968
Rugby Group PLC  1,465,600  2,359,938
Sears PLC  2,152,400  3,465,838
Shell Transport & Trading Co. PLC:
 (Reg.)  940,000  16,279,324
 ADR   17,300  1,771,088
SmithKline Beecham PLC Ord.   786,347  10,883,860

 SHARES VALUE (NOTE 1)
Unigate PLC  313,800 $ 2,236,164
Unilever PLC Ord.   269,600  6,534,821
Vodafone Group PLC  1,713,404  7,249,601
Vodafone Group PLC sponsored ADR  18,400  761,300
Wickes PLC  806,200  276,204
  212,141,857
UNITED STATES OF AMERICA - 2.1%
Alumax, Inc. (a)  360,100  12,018,338
Aluminum Co. of America  196,000  12,495,000
Jefferson Smurfit Corp. (a)  20,700  332,494
Kaiser Aluminum Corp. (a)  414,300  4,816,238
MCI Communications Corp.   115,500  3,775,406
Newmont Mining Corp.   42,500  1,901,875
  35,339,351
TOTAL COMMON STOCKS
 (Cost $1,250,112,325)   1,447,534,175
PREFERRED STOCKS - 1.6%
CONVERTIBLE PREFERRED STOCKS - 0.1%
JAPAN - 0.1%
AJL participating trust exchangeable  71,700  1,174,088
NONCONVERTIBLE PREFERRED STOCKS - 1.5%
GERMANY - 0.3%
Volkswagen AG  13,900  4,499,578
ITALY - 1.2%
SAI (Sta Assicuratrice Industriale) Spa  587,000  2,098,584
Stet (Societa Finanziaria
 Telefonica) Spa  4,463,700  15,061,323
Telecom Italia Mobile Spa de Risp  2,219,000  3,217,406
  20,377,313
TOTAL NONCONVERTIBLE PREFERRED STOCKS   24,876,891
TOTAL PREFERRED STOCKS
 (Cost $17,409,312)   26,050,979
CORPORATE BONDS - 0.3%
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
BERMUDA - 0.3%
MBL International Finance of
 Bermuda 3%, 11/30/02
 (Cost $4,974,627) Aa2 $ 4,392,000  4,655,520
GOVERNMENT OBLIGATIONS - 0.0%
U.S. Treasury Bills, yield at date of purchase
 4.97% to 5.33%, 3/6/97 (c)
 (Cost $491,752)   500,000  495,650
CASH EQUIVALENTS - 11.2%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 6.75%, dated
 12/31/96 due 1/2/97  $ 186,103,763 $ 186,034,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $1,459,022,016)  $ 1,664,770,324
FUTURES CONTRACTS
   EXPIRATION UNDERLYING FACE UNREALIZED
  DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
142 Nikkei 225 Stock
Index Contracts Mar. 1997 $ 13,759,800 $ (470,340)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 0.8%
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $19,578,673 or 1.2% of net assets.
3. A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $421,303.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,375,490,679 and $1,257,669,344, respectively.
The market value of futures contracts opened and closed during the period amounted to $21,162,620 and $6,694,480 respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $362,193 for the period (see Note 4 of Notes to Financial Statements).
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.4%
Basic Industries    10.7
Construction & Real Estate    3.3
Durables    12.4
Energy    8.3
Finance    14.3
Health    5.7
Holding Companies   0.1
Industrial Machinery & Equipment    4.3
Media & Leisure   2.6
Nondurables   5.3
Precious Metals   0.9
Retail & Wholesale   4.5
Services    0.7
Repurchase Agreements   11.2
Technology    6.1
Transportation   0.7
Utilities   8.5
   100.0%
INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $1,461,448,025. Net unrealized appreciation aggregated $203,322,299, of which $263,621,221 related to appreciated investment securities and $60,298,922 related to depreciated investment securities.
The fund hereby designates approximately $90,538,000 as a capital gain dividend for the purpose of the dividend paid deduction.
For the period, interest and dividends from foreign countries were $36,399,701. Taxes accrued or paid to foreign countries were $4,140,215. VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase agreements of $186,034,000) (cost $1,459,022,016)       $ 1,664,770,324
-
See accompanying schedule

Cash                                                                                                               343,982

Receivable for investments sold                                                                                    4,499,183

Receivable for fund shares sold                                                                                    1,381,858

Dividends receivable                                                                                               2,631,493

Interest receivable                                                                                                10,980

Other receivables                                                                                                  48,345

 TOTAL ASSETS                                                                                                    1,673,686,165

LIABILITIES

Payable for investments purchased                                                                  $ 3,244,113

Payable for fund shares redeemed                                                                    1,450,217

Accrued management fee                                                                              1,031,065

Payable for daily variation on                                                                       16,374
futures contracts

Other payables and                                                                                  343,158
accrued expenses

 TOTAL LIABILITIES                                                                                                 6,084,927

NET ASSETS                                                                                                       $ 1,667,601,238

Net Assets consist of:

Paid in capital                                                                                                  $ 1,325,904,904

Undistributed net investment income                                                                               22,748,929

Accumulated undistributed net realized gain (loss) on investments and foreign                                     113,659,177
currency transactions

Net unrealized appreciation (depreciation) on investments                                                         205,288,228
and assets and liabilities in foreign currencies

NET ASSETS, for 88,524,438                                                                                       $ 1,667,601,238
shares outstanding

NET ASSET VALUE, offering price                                                                                    $18.84
and redemption price per share ($1,667,601,238 (divided by) 88,524,438 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                                 $ 4,427,657
Special dividend from Volvo AB
Class B

Dividends                                                                          31,954,205

Interest                                                                           10,284,426

                                                                                   46,666,288

Less foreign taxes withheld                                                        (4,140,215
                                                                                  )

 TOTAL INCOME                                                                      42,526,073

EXPENSES

Management fee                                                     $ 11,667,177

Transfer agent fees                                                 892,751

Accounting fees and expenses                                        760,136

Non-interested trustees' compensation                               8,998

Custodian fees and expenses                                         881,998

Registration fees                                                   7,276

Audit                                                               50,845

Legal                                                               22,968

Miscellaneous                                                       6,000

 Total expenses before reductions                                   14,298,149

 Expense reductions                                                 (132,276       14,165,873
                                                                   )

NET INVESTMENT INCOME                                                              28,360,200

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              114,832,092

 Foreign currency transactions                                      (198,995
                                                                   )

 Futures contracts                                                  (238,000       114,395,097
                                                                   )

Change in net unrealized appreciation (depreciation) on:

  Investment securities                                             47,133,390

  Assets and liabilities in                                         9,027
  foreign currencies

  Futures contracts                                                 (470,340       46,672,077
                                                                   )

NET GAIN (LOSS)                                                                    161,067,174

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 189,427,374

OTHER INFORMATION                                                                 $ 131,377
Expense reductions
 Directed brokerage arrangements

 Custodian interest credits                                                        899

                                                                                  $ 132,276


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1996           1995




Operations                                                                                  $ 28,360,200      $ 24,265,663
Net investment income

 Net realized gain (loss)                                                                     114,395,097       10,642,375

 Change in net unrealized appreciation (depreciation)                                           46,672,077        85,131,645

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              189,427,374       120,039,683

Distributions to shareholders                                                                  (16,689,141)      (4,893,543)
From net investment income

 From net realized gain                                                                          (18,358,055)      (1,797,170)

 In excess of net realized gain                                                                  -                 (3,096,373)

 TOTAL DISTRIBUTIONS                                                                             (35,047,196)      (9,787,086)

Share transactions                                                                               649,592,564       466,436,535
Net proceeds from sales of shares

 Reinvestment of distributions                                                                 35,047,196        9,787,086

 Cost of shares redeemed                                                                        (514,552,645)     (541,043,324)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                        170,087,115       (64,819,703)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                        324,467,293       45,432,894

NET ASSETS                                                                                      1,343,133,945     1,297,701,051
 Beginning of period

 End of period (including undistributed net investment income of $22,748,929 and
$18,738,964, respectively)                                                                      $ 1,667,601,238   $ 1,343,133,945

OTHER INFORMATION
Shares

 Sold                                                                                         37,069,614        29,090,043

 Issued in reinvestment of distributions                                                         2,053,145         652,472

 Redeemed                                                                                    (29,349,715)      (33,802,732)

 Net increase (decrease)                                                                        9,773,044         (4,060,217)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1996                       1995   1994   1993 C   1992





Net asset value, beginning of period                              $ 17.06       $ 15.67       $ 15.48       $ 11.53     $ 13.09

Income from Investment Operations

 Net investment income                                            .32 F, G      .17           .19           .06         .16

 Net realized and unrealized gain (loss)                          1.88          1.34          .08           4.16        (1.54)

 Total from investment operations                                 2.20          1.51          .27           4.22        (1.38)



Less Distributions

 From net investment income                                       (.20)         (.06)         (.08)         (.18)       (.18)

 In excess of net investment income                               -             -             -             (.04)       -

 From net realized gain                                           (.22)         (.02)         -             -           -

 In excess of net realized gain                                   -             (.04)         -             (.05)       -

 Total distributions                                              (.42)         (.12)         (.08)         (.27)       (.18)

Net asset value, end of period                                    $ 18.84       $ 17.06       $ 15.67       $ 15.48     $ 11.53

TOTAL RETURN  A, B                                                13.15%        9.74%         1.72%         37.35%      (10.72)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                           $ 1,667,601   $ 1,343,134   $ 1,297,701   $ 777,961   $ 180,837

Ratio of expenses to average net assets                           .93%          .91%          .92%          1.03%       1.14%

Ratio of expenses to average net assets after expense reductions  .92% D        .91%          .92%          1.03%       1.14%

Ratio of net investment income to average net assets              1.84%         1.88%         1.28%         1.21%       1.86%

Portfolio turnover rate                                           92%           50%           42%           42%         61%

Average commission rate E                                         $ .0137

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS). B TOTAL
RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE
THE TOTAL RETURNS
SHOWN. C EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF
POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT
PRESENTATION OF INCOME,
CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT
COMPANIES." AS A RESULT, NET INVESTMENT  INCOME PER SHARE MAY
REFLECT CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX DIFFERENCES. D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). E FOR
FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS
ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO
FUND DEPENDING ON THE
MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES
AND COMMISSION RATE STRUCTURES MAY DIFFER. F NET INVESTMENT INCOME
PER SHARE INCLUDES A
SPECIAL DIVIDEND FROM VOLVO AB CLASS B WHICH AMOUNTED TO $.05 PER
SHARE. G NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996


4. SIGNIFICANT ACCOUNTING POLICIES.
Overseas Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income, gains on investments or currency repatriation. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, futures and options transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
5. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end, is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
6. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of the fund's schedule of investments.
7. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from
 .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .45%. For the period, the management fee was equivalent to an annual rate of .76% of average net assets.
SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., and Fidelity International Investment Advisors (FIIA). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIAL U.K. a fee based on costs incurred for either service.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .06% of average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.
8. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.50% of average net assets.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. In addition, the fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses.
For the period, the reduction under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
9. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 15% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 10% or more of the total outstanding shares of the fund, totaling 35%.
10. ASSET TRANSFER INFORMATION.
In September 1996, the Board of Trustees approved a proposal to liquidate Fidelity Advisor Annuity Overseas Fund and transfer the assets of Fidelity Advisor Annuity Overseas Fund to the fund. The liquidation and transfer of assets are expected to occur in the first quarter of 1997.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the Shareholders of Overseas Portfolio:
We have audited the accompanying statement of assets and liabilities of Variable Insurance Products Fund: Overseas Portfolio, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Insurance Products Fund: Overseas Portfolio as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 10, 1997
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
Fidelity International Investment Advisors
 Pembroke, Bermuda
Fidelity International Investment Advisors (U.K.) Limited
 Kent, England
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
William J. Hayes, VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Richard R. Mace, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER

BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank, N.A., New York, NY
* INDEPENDENT TRUSTEES




(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND II: INVESTMENT GRADE BOND PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



MARKET ENVIRONMENT                  3    A review of what happened in world markets
                                         during the last year.

PERFORMANCE                         4    How the fund has done over time.

FUND TALK                           5    The manager's review of fund performance, strategy
                                         and outlook.

INVESTMENTS                         6    A complete list of the fund's investments with their
                                         market values.

FINANCIAL STATEMENTS                10   Statements of assets and liabilities, operations, and
                                         changes in net assets, as well as financial highlights.

NOTES                               12   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   14   The auditors' opinion.

DISTRIBUTIONS                       15



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets posted positive returns in 1996, aided by moderate growth and low inflation. Sustained corporate earnings growth and a favorable interest rate environment also proved beneficial. Japan, however, was the major exception as an underperforming stock market and a weak yen undermined returns for U.S.-based investors. The strongest gains came from the often-volatile emerging bond markets in 1996, while performance of the bond markets of developed countries was mixed.
U.S. STOCK MARKETS
The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 22.96% for the 12 months that ended December 31, 1996, well above the index's long-term average annual return of about 12%. The Russell 2000 Index - a measure of small stock performance - rose 16.49%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 28.70%, closing above 6500 for the first time in November.
The U.S. stock market spent much of the past year breaking price and trading volume records. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks in an environment where it was sometimes difficult to discern the health of the economy.
Most industry sectors experienced positive, if not strong performance. At mid-year, technology stocks suffered from a sell-off sparked by fears that company earnings were weakening. Nevertheless, this sector proved to be the strongest in the U.S. market in 1996. Earnings surprises and positive earnings projections were the main drivers of solid performance, especially among semiconductor manufacturers, companies that make disk drives and monitors, and software firms. Even though consensus estimates pointed toward increases in short-term interest rates by the Fed, financial stocks
- usually sensitive to changes in interest rates - shrugged off this concern and posted solid performance based on low interest rates and positive business prospects. Energy stocks reaped the benefits of higher-than-expected energy prices, which resulted in part from the delayed re-entry of Iraq into the world market. Uncertainty over the direction of the economy benefited consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks, as these companies tend to post steady earnings growth in many economic environments.
Utilities stocks struggled in 1996 for two reasons. First, and most important, uncertainty over the direction and form of deregulation in the sector tended to diminish investor interest. Second, stocks in the sector tend to move in concert with bonds, which lagged due to periodic inflation fears and confusing economic signals. Stocks in the telecommunications field especially were affected by uncertainty over legislation signed into law in February 1996. Biotechnology issues had a hard time recovering from a correction in stock prices from overvalued levels that they experienced earlier in 1996. Cyclical stocks - those that usually rise and fall with the economy - posted mixed results that largely depended on the outlook for companies in the specific sector rather than the direction of the economy. FOREIGN STOCK MARKETS
Foreign stock markets posted mixed results in 1996. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australia and the Far East - returned 6.05% in 1996. Europe posted the most consistently strong equity markets due to stronger economic growth, lower interest rates, higher corporate earnings, the relative weakness of the continent's major currencies and a new emphasis on shareholder friendliness by many of the region's corporations. The MSCI Europe Index was up 21.09% in 1996. The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. The Tokyo Stock Exchange TOPIX Total Return Index was off 16.26%. Emerging market equity performance ran the gamut from negative to positive, with the MSCI Emerging Markets Free Index returning 6.03% for 1996. While Hong Kong was a top performer - benefiting from the rising value of the property sector, solid economic growth and stable interest rates - other Asian markets posted mixed returns as concerns rose over declining export growth in the region. Latin America enjoyed a strong first half, but faded toward the end of 1996 due to low domestic savings rates and inefficient governments, among other factors. U.S. BOND MARKETS
Uncertainty over the direction of the economy led to mixed performance in U.S. bond markets in 1996. For the year, the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. taxable bond market
- posted a total return of 3.63%. Stronger-than-expected economic signals rattled the bond market in the early spring. Investors spent most of the summer anticipating a short-term interest rate increase by the Federal Reserve Board. However, the Fed neither raised nor lowered rates through the end of 1996. Interest rates responded to the Fed's inaction by falling during much of October and November. In December, though, bond prices dropped due to inflation concerns, stronger-than-expected economic data and comments by Fed Chairman Alan Greenspan that the stock markets may be overvalued.
FOREIGN BOND MARKETS
While low inflation and moderate growth helped provide a positive backdrop for most bond markets in 1996, performance in overseas bond markets was mixed. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 3.62% for the 12 months that ended December 31, 1996. In Europe, focus centered on the continuing progress toward the European Monetary Union (EMU). Attractive opportunities arose as countries worked to meet the requirements for joining the EMU. However, Germany and Japan - two of the larger components of the Salomon Brothers World Government Bond Index - experienced currency problems that hurt returns. In stark contrast to the developed world, the often-volatile emerging debt markets enjoyed a particularly strong year, helped by inflows of foreign capital, low interest rates and the implementation of country-specific reforms - especially in Latin America. The J.P. Morgan Emerging Markets Bond Index - of which Latin America is a large component - posted a return of 34.16% during the period.
VARIABLE INSURANCE PRODUCTS FUND II: INVESTMENT GRADE BOND PORTFOLIO PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1996        PAST 1   PAST 5   LIFE OF
                                       YEAR     YEARS    FUND

INVESTMENT GRADE BOND                  3.19%    6.64%    8.19%

Lehman Brothers Aggregate Bond Index   3.63%    7.04%    n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare these figures to the Lehman Brothers Aggregate Bond Index - a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. This benchmark includes reinvested dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for
example, generally move in the opposite
direction of interest rates. In turn, the share price,
return, and yield of a fund that invests in bonds
will vary. That means if you sell your shares
during a market downturn, you might lose
money. But if you can ride out the market's ups
and downs, you may have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 5, 1988.
If Fidelity had not reimbursed certain fund expenses, the life of fund total return figures would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19960930 19961009 151627 S00000000000001
             Invest. Grade  Bond         LB Aggregate Bond
             00227                       LB001
  1988/12/31      10000.00                    10000.00
  1989/01/31      10086.92                    10143.88
  1989/02/28      10109.25                    10070.36
  1989/03/31      10172.02                    10113.90
  1989/04/30      10285.31                    10325.54
  1989/05/31      10399.91                    10596.87
  1989/06/30      10600.00                    10919.52
  1989/07/31      10765.35                    11151.64
  1989/08/31      10679.56                    10986.42
  1989/09/30      10721.69                    11042.65
  1989/10/31      10887.69                    11314.55
  1989/11/30      10981.36                    11422.39
  1989/12/31      11026.21                    11452.96
  1990/01/31      11001.11                    11316.86
  1990/02/28      11063.52                    11353.48
  1990/03/31      11097.11                    11361.84
  1990/04/30      11101.82                    11257.75
  1990/05/31      11276.11                    11591.07
  1990/06/30      11364.07                    11777.05
  1990/07/31      11476.89                    11939.97
  1990/08/31      11475.79                    11780.51
  1990/09/30      11520.66                    11877.97
  1990/10/31      11521.38                    12028.78
  1990/11/30      11590.77                    12287.71
  1990/12/31      11711.43                    12479.17
  1991/01/31      11735.04                    12633.43
  1991/02/28      11853.10                    12741.27
  1991/03/31      12053.80                    12828.93
  1991/04/30      12230.89                    12967.91
  1991/05/31      12325.33                    13043.74
  1991/06/30      12348.94                    13037.11
  1991/07/31      12455.20                    13217.90
  1991/08/31      12714.93                    13503.94
  1991/09/30      12951.04                    13777.57
  1991/10/31      13092.71                    13930.97
  1991/11/30      13234.39                    14058.71
  1991/12/31      13629.42                    14476.23
  1992/01/31      13494.11                    14279.29
  1992/02/29      13567.97                    14372.13
  1992/03/31      13543.27                    14291.11
  1992/04/30      13642.04                    14394.34
  1992/05/31      13851.92                    14665.96
  1992/06/30      14012.41                    14867.80
  1992/07/31      14296.36                    15171.13
  1992/08/31      14382.78                    15324.82
  1992/09/30      14555.62                    15506.47
  1992/10/31      14370.44                    15300.89
  1992/11/30      14333.40                    15304.35
  1992/12/31      14536.36                    15547.71
  1993/01/31      14841.14                    15845.85
  1993/02/28      15093.07                    16123.24
  1993/03/31      15159.39                    16190.42
  1993/04/30      15252.23                    16303.16
  1993/05/31      15278.75                    16323.92
  1993/06/30      15570.53                    16619.76
  1993/07/31      15676.64                    16713.76
  1993/08/31      15955.15                    17006.72
  1993/09/30      16034.73                    17053.43
  1993/10/31      16114.31                    17117.15
  1993/11/30      16034.73                    16971.54
  1993/12/31      16129.93                    17063.52
  1994/01/31      16312.59                    17293.91
  1994/02/28      16045.19                    16993.45
  1994/03/31      15678.93                    16574.49
  1994/04/30      15538.06                    16442.14
  1994/05/31      15495.80                    16439.84
  1994/06/30      15453.53                    16403.51
  1994/07/31      15707.10                    16729.33
  1994/08/31      15721.19                    16750.09
  1994/09/30      15552.14                    16503.56
  1994/10/31      15566.23                    16488.86
  1994/11/30      15594.40                    16452.24
  1994/12/31      15523.97                    16565.84
  1995/01/31      15749.36                    16893.69
  1995/02/28      16053.30                    17295.35
  1995/03/31      16155.46                    17401.46
  1995/04/30      16374.37                    17644.53
  1995/05/31      17031.09                    18327.33
  1995/06/30      17162.44                    18461.69
  1995/07/31      17104.06                    18420.46
  1995/08/31      17308.38                    18642.77
  1995/09/30      17468.91                    18824.14
  1995/10/31      17702.41                    19068.94
  1995/11/30      17965.10                    19354.69
  1995/12/31      18213.20                    19626.31
  1996/01/31      18329.95                    19756.64
  1996/02/29      17995.20                    19413.22
  1996/03/31      17857.01                    19278.28
  1996/04/30      17749.53                    19169.86
  1996/05/31      17718.82                    19130.94
  1996/06/30      17933.78                    19387.85
  1996/07/31      17979.84                    19440.90
  1996/08/31      17964.49                    19408.32
  1996/09/30      18256.22                    19746.55
  1996/10/31      18655.43                    20183.96
  1996/11/30      18962.52                    20529.68
  1996/12/31      18793.62                    20338.80
IMATRL PRASUN   SHR__CHT 19960930 19961009 151629 R00000000000123

Let's say hypothetically that $10,000 was invested in Investment Grade Bond Portfolio on December 31, 1988, shortly after the fund started. By December 31, 1996, the value of the investment would have grown to $18,794 - an 87.94% increase on the initial investment. With reinvested dividends and capital gains, if any, a $10,000 investment in the Lehman Brothers Aggregate Bond Index would have grown to $20,339 over the same period - a 103.39% increase.
INVESTMENT SUMMARY
QUALITY DIVERSIFICATION AS OF DECEMBER 31, 1996
(MOODY'S RATINGS)   % OF FUND'S
                    INVESTMENTS

Aaa                 62.7

Aa                  2.8

A                   12.6

Baa                 9.7

Ba                  1.9

B                   0.0

Not rated           0.5

TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE
UNAVAILABLE, WE HAVE USED S&P RATINGS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW AS OF DECEMBER 31, 1996, ACCOUNT FOR 0.5% OF THE FUND'S INVESTMENTS.
AVERAGE YEARS TO MATURITY AS OF DECEMBER 31, 1996
Years   8.3

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1996
                  % OF FUND'S
                  INVESTMENTS

Finance           13.5

Energy            1.9

Utilities         1.9

Technology        1.8

Media & Leisure   1.3

VARIABLE INSURANCE PRODUCTS FUND II: INVESTMENT GRADE BOND PORTFOLIO FUND TALK: THE MANAGER'S OVERVIEW



An interview with Michael Gray, Portfolio Manager of Investment Grade Bond Portfolio
Q. HOW DID THE FUND PERFORM, MICHAEL?
A. For the 12-month period that ended December 31, 1996, the fund trailed the Lehman Brothers Aggregate Bond Index, which returned 3.63% for the period.
Q. CAN YOU CHARACTERIZE THE ATMOSPHERE IN WHICH YOU
WERE INVESTING?
A. It was really a tale of two periods. During the first six months of 1996, a stronger-than-expected economy caught many investors off guard. We went from anticipating an easing of interest rates by the Federal Reserve Board to expecting an increase in rates. Investors also showed concerns over inflation creeping into the picture. The second half of 1996 was a different story. The economy weakened some, and inflation fears subsided. Optimism was further buoyed when the Fed announced in the fall that an interest rate increase was unnecessary. Other factors contributing to the more favorable second half included an improved budget deficit situation and the strong showing by the stock market.
Q. THERE SEEMED TO BE INTENSE SCRUTINY OF FED POLICY DURING THE PERIOD. DID THIS AFFECT YOUR STRATEGY AT ALL?
A. While there is always concern over what the Fed will do in terms of monetary policy, it may have been a bit more intensified in 1996. This type of attention doesn't affect how I manage the fund. I do watch economic indicators closely, but I'm not trying to time the daily hiccups of the market. While my duration-neutral focus may not allow me to reap all the rewards of a big market rally, the fund will most likely benefit from not being on the wrong side in a downturn.
Q. YOU'VE INCREASED YOUR CORPORATE BOND EXPOSURE SLIGHTLY. HOW DID CORPORATES PERFORM DURING THE PERIOD?
A. The prolonged stability of the economy, coupled with very low inflation, translated into bright results for corporates. While the demand for spread products - instruments offering advantageous yields relative to Treasuries
- was high, there was somewhat of a dichotomy in that spreads weren't all that attractive. Corporate valuations were rich and got richer as the period progressed. I sought the issues that I thought would most benefit the fund, but the valuation situation will be something worth monitoring in the months ahead. While some feel corporates may have reached their ceiling, I'll continue to invest in them until I see a reason not to.
Q. HOW DID MORTGAGE-BACKED ISSUES FARE DURING THE PERIOD? DID YOU FOLLOW ANY PARTICULAR STRATEGY IN TERMS OF MORTGAGES?
A. The mortgage market kept pace with the corporate market, due largely to the demand for the spread products I just mentioned. I had a slightly underweighted position compared to my index in mortgages throughout most of the period, but did try to buy more discounted mortgage-backed issues. Discounted mortgages are less susceptible to prepayment risk than those with current coupons. If we're at a certain rate level and rates drop or rise slightly, this will have a big impact on a current coupon mortgage. When a mortgage bond is already at a discount, however, a slight variation in rates won't have as much of an effect.
Q. WERE THERE ANY OTHER INVESTMENTS THAT CAUGHT YOUR EYE?
A. I owned a fair amount of yankee bonds, which are issued by foreign entities and denominated in U.S. dollars. The benefits of yankees are that they often trade cheaper relative to domestic corporates, and they frequently carry better credit quality characteristics. The fund's Canadian yankee issues contributed positively to performance.
Q. WHAT'S YOUR OUTLOOK GOING FORWARD?
A. It's been a favorable environment overall, and I think we could see a continuation of the trends that we saw in 1996. The economy is progressing along with moderate growth, and inflation should remain low, both of which could result in continued strength in the corporate sector. Regarding valuations, however, I'm somewhat cautious. Valuations were expensive in 1996, and I'll be monitoring any developments there.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: seeks to provide a high rate of income consistent with reasonable risk, by investing in a broad range of investment-grade, fixed-income securities; in addition, the fund seeks to protect capital
START DATE: December 5, 1988
SIZE: as of December 31, 1996, more than $228 million
MANAGER: Michael Gray, since 1995; joined
Fidelity in 1982
(checkmark)
NOTE TO SHAREHOLDERS: Kevin Grant became portfolio manager of the fund on February 3, 1997, after the period ended.
VARIABLE INSURANCE PRODUCTS FUND II: INVESTMENT GRADE BOND PORTFOLIO INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


NONCONVERTIBLE BONDS - 27.0%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
AEROSPACE & DEFENSE - 0.7%
Lockheed Martin Corp.:
 7.70%, 6/15/08 A3 $ 500,000 $ 523,115
 7 3/4%, 5/1/26 A3  1,000,000  1,038,680
  1,561,795
BASIC INDUSTRIES - 0.4%
CHEMICALS & PLASTICS - 0.4%
Praxair, Inc., 6.90%, 11/1/06 A3  1,000,000  996,900
DURABLES - 0.9%
TEXTILES & APPAREL - 0.9%
Levi Strauss & Co.
 7%, 11/1/06 (c) Baa2  2,000,000  1,988,240
ENERGY - 1.9%
ENERGY SERVICES - 0.9%
Petroliam Nasional BHD yankee (c):
 6 7/8%, 7/1/03 A1  1,040,000  1,041,487
 7 1/8%, 10/18/06 A+  1,000,000  1,009,150
  2,050,637
OIL & GAS - 1.0%
Husky Oil Ltd. yankee
 6 7/8%, 11/15/03 Baa3  500,000  496,380
Petro-Canada
 8.60%, 10/15/01 A3  750,000  803,528
Petro-Canada, Inc. yankee
 7 7/8%, 6/15/26 Baa1  500,000  526,095
Ras Laffan Liquid Natural
 Gas Co. Ltd. 7.628%,
 9/15/06 (c) A3  500,000  501,900
  2,327,903
TOTAL ENERGY   4,378,540
FINANCE - 13.5%
ASSET-BACKED SECURITIES - 3.1%
Discover Card Master Trust I
 6.90%, 2/16/00 A2  260,000  260,975
Ford Credit Auto Loan Master
 Trust 7 3/8%, 4/15/99 Aaa  500,000  502,030
Ford Credit Grantor Trust
 5.90%, 10/15/00  Aaa  627,750  627,652
Green Tree Financial Corp.
 6.10%, 4/15/27 Aaa  1,019,401  1,010,004
KeyCorp Auto Grantor Trust
 5.80%, 7/15/00 A3  59,888  59,852
Premier Auto Trust:
 4.90%, 12/15/98 Aaa  262,209  260,939
 8.05%, 4/4/00 Aaa  1,430,000  1,464,856
 6%, 5/6/00  Aaa  500,000  500,000
Railcar Trust 7 3/4%, 6/1/04 Aaa  797,610  831,259
Sears Credit Account
 Master Trust II 7%, 1/15/04 Aaa  1,000,000  1,018,750
Standard Credit Card Master
 Trust I 7.65%, 2/15/00 A2  150,000  152,438
Union Federal Savings
 Bank Grantor Trust
 8.20%, 1/10/01 Baa2  62,803  63,651
  6,752,406

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
BANKS - 5.8%
ABN Amro Bank NV
 6 5/8%, 10/31/01 Aa3 $ 1,000,000 $ 1,000,350
BankBoston Captial Trust I
 7 3/4%, 12/15/26 (c) Baa1  1,080,000  1,037,171
Banponce Corp.:
 5 3/4%, 3/1/99 A3  370,000  364,361
 6.378%, 4/8/99 A3  430,000  428,198
Citicorp euro 5%, 1/30/98 (d) A2  500,000  500,000
Corporacion Andina de Fomento
 yankee 7.10%, 2/1/03 Baa2  1,000,000  1,001,380
First Fidelity Bancorp
 8 1/2%, 4/1/98 A2  250,000  256,885
First Maryland Bancorp
 10 3/8%, 8/1/99 Baa1  500,000  544,885
Firstar Corp. 7.15%, 9/1/00 A3  640,000  645,990
Kansallis-Osake-Pankki
 10%, 5/1/02 A3  260,000  295,074
KeyCorp 8.40%, 4/1/99 A2  310,000  323,395
HSBC Americas, Inc.
 8 5/8%, 3/1/97 Baa1  250,000  250,915
Mellon Financial Co.
 6 1/2%, 12/1/97 A2  200,000  200,758
Merita Bank Ltd. yankee
 6 1/2%, 1/15/06 A3  1,000,000  952,690
Midland Bank PLC yankee
 7 5/8%, 6/15/06 A1  700,000  724,822
National City Corp.
 5.67%, 1/31/97 (d) A2  850,000  850,094
Signet Banking Corp. 5.63%,
 5/15/97 (d) Baa2  350,000  349,146
Signet Bank 7.80%, 9/15/06 Baa1  500,000  518,755
Sovran Financial Corp.
 9 3/4%, 6/15/99 A2  770,000  828,289
Union Planters Corp.
 6 3/4%, 11/1/05 Baa2  400,000  387,784
Union Planters National Bank
 6.81%, 8/20/01 A3  500,000  501,875
Wells Fargo Capital B 7.95%,
 12/1/26 (c) A1  1,080,000  1,070,928
  13,033,745
CREDIT & OTHER FINANCE - 4.1%
AT&T Capital Corp.:
 6.02%, 12/1/98 Baa3  1,000,000  996,270
 6.16%, 12/3/99 Baa3  500,000  496,165
BCH Cayman Islands Ltd.
 yankee 7.70%, 7/15/06 A3  500,000  516,585
Chase Capital I
 7.67%, 12/1/26 A1  1,300,000  1,271,101
Finova Capital Corp.
 6.14%, 11/2/98 Baa1  400,000  399,516
First Securities Capital I
 8.41%, 12/15/26 (c) A3  500,000  504,975
General Electric Capital Corp.
 6.94%, 4/13/09 (b) Aaa  1,000,000  1,013,970
General Motors Acceptance Corp.:
 5.65%, 12/15/97 A3  1,000,000  998,580
 5 3/8%, 3/9/98 A3  1,400,000  1,392,244
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
FINANCE - CONTINUED
CREDIT & OTHER FINANCE - CONTINUED
Keycorp Institutional Capital A
 7.826%, 12/1/26 (c) Aa $ 1,080,000 $ 1,059,480
Secured Finance, Inc. gtd.
 secured 9.05%, 12/15/04 Aaa  500,000  563,545
  9,212,431
INSURANCE - 0.5%
Nationwide Mutual Insurance Co.
 6 1/2%, 2/15/04 (c) A1  130,000  126,152
SunAmerica, Inc.
 6.20%, 10/31/99 Baa1  1,000,000  995,530
  1,121,682
TOTAL FINANCE   30,120,264
HEALTH - 0.8%
MEDICAL FACILITIES MANAGEMENT - 0.8%
Columbia/HCA Healthcare Corp.:
 6 1/2%, 3/15/99 A2  1,000,000  1,004,770
 6 7/8%, 7/15/01 A3  750,000  758,903
  1,763,673
INDUSTRIAL MACHINERY & EQUIPMENT - 0.5%
POLLUTION CONTROL - 0.5%
WMX Technologies, Inc.
 6 1/4%, 4/1/99 A1  1,200,000  1,199,292
MEDIA & LEISURE - 1.3%
LODGING & GAMING - 1.2%
Circus Circus Enterprises, Inc.:
 6.45%, 2/1/06 Baa2  1,000,000  946,660
 7%, 11/15/36 Baa2  750,000  732,713
Mirage Resorts, Inc.
 7 1/4%, 10/15/06 Baa2  1,000,000  1,006,700
  2,686,073
RESTAURANTS - 0.1%
Darden Restaurants, Inc.
 6 3/8%, 2/1/06 Baa1  310,000  287,479
TOTAL MEDIA & LEISURE   2,973,552
NONDURABLES - 0.7%
FOODS - 0.7%
Ralcorp Holdings, Inc.
 8 3/4%, 9/15/04 Ba1  1,335,000  1,458,821
RETAIL & WHOLESALE - 0.8%
GENERAL MERCHANDISE STORES - 0.6%
Dayton Hudson Corp.
 6.40%, 2/15/03 Baa1  500,000  486,935
J C Penney, Inc.
 6.90%, 8/15/26 A1  250,000  252,785
Sears, Roebuck & Co.
 9.23%, 8/6/98 A2  450,000  471,438
  1,211,158
GROCERY STORES - 0.2%
Kroger Co. 8.15%, 7/15/06 Ba1  500,000  517,630
TOTAL RETAIL & WHOLESALE   1,728,788

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
SERVICES - 0.6%
LEASING & RENTAL - 0.6%
Ryder System, Inc.
 9 1/4%, 5/15/01 A3 $ 1,190,000 $ 1,304,169
TECHNOLOGY - 1.8%
COMPUTERS & OFFICE EQUIPMENT - 1.8%
Comdisco, Inc.:
 9 3/4%, 1/15/97 Baa1  200,000  200,172
 7 3/4%, 1/29/97 Baa2  700,000  700,945
 6 3/8%, 11/30/01 Baa1  3,200,000  3,148,480
  4,049,597
TRANSPORTATION - 1.2%
AIR TRANSPORTATION - 1.2%
AMR Corp.
 9.55%, 3/6/98 Baa3  400,000  415,040
Delta Air Lines, Inc.:
 equipment trust certificate
  8.54%, 1/2/07 Baa1  434,123  461,330
 10 1/2%, 4/30/16 Baa1  1,000,000  1,221,640
United Airlines Pass Through
 Trust 7.27%, 1/30/13 Baa1  610,000  590,669
  2,688,679
UTILITIES - 1.9%
CELLULAR - 0.9%
360 Degrees Communications Co.:
 7 1/8%, 3/1/03 Ba2  1,120,000  1,106,459
 7 1/2%, 3/1/06 Ba2  1,000,000  991,910
  2,098,369
ELECTRIC UTILITY - 0.4%
British Columbia Hydro &
 Power Authority yankee
 12 1/2%, 1/15/14 Aa2  360,000  415,796
Israel Electric Corp. Ltd. yankee
 7 1/4%, 12/15/06 (c) A3  500,000  497,110
  912,906
GAS - 0.6%
Florida Gas Transmission Co.
 7 3/4%, 11/1/97 (c) Baa2  220,000  223,071
Southwest Gas Corp.
 9 3/4%, 6/15/02 Baa2  1,000,000  1,127,840
  1,350,911
TOTAL UTILITIES   4,362,186
TOTAL NONCONVERTIBLE BONDS
 (Cost $60,371,493)   60,574,496
U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS - 40.0%
U.S. TREASURY OBLIGATIONS - 29.5%
 6 1/8%, 3/31/98 Aaa  6,710,000  6,742,476
 9 1/4%, 8/15/98 Aaa  9,950,000  10,467,699
 8 7/8%, 11/15/98 Aaa  1,332,000  1,401,517
 8 7/8%, 2/15/99 Aaa  130,000  137,536
 6 3/4%, 6/30/99 Aaa  500,000  508,830
 7 3/4%, 12/31/99 Aaa  7,332,000  7,668,832
 11 7/8%, 11/15/03 Aaa  3,000,000  3,913,590
U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
U.S. TREASURY OBLIGATIONS - CONTINUED
 7%, 7/15/06 Aaa $ 500,000 $ 519,455
 12 3/4%, 11/15/10
  (callable) Aaa  1,367,000  1,934,947
 13 7/8%, 5/15/11 Aaa  30,000  45,291
 12%, 8/15/13 (callable) Aaa  3,140,000  4,491,676
 9%, 11/15/18 Aaa  11,400,000  14,305,176
 8 7/8%, 2/15/19 Aaa  8,455,000  10,496,122
 8 1/8%, 8/15/19 Aaa  2,200,000  2,544,784
 6%, 2/15/26 Aaa  790,000  719,026
  65,896,957
U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.5%
Farm Credit System Financial
 Assistance Corp. 9 3/8%,
 7/21/03 Aaa  305,000  351,037
Federal Home Loan Bank:
 6.365%, 4/9/01 Aaa  1,565,000  1,569,883
 6.225%, 10/17/02 Aaa  1,000,000  990,160
 7.31%, 6/16/04 Aaa  4,155,000  4,327,682
 7.36%, 7/1/04 Aaa  1,000,000  1,043,120
 7.66%, 7/20/04 Aaa  1,940,000  2,056,710
 7.56%, 9/1/04 Aaa  310,000  325,829
 6.46%, 12/15/04 Aaa  1,745,000  1,724,008
Federal Home Loan
 Mortgage Corp.:
  8.115%, 1/31/05 Aaa  640,000  696,602
  6.783%, 8/18/05 Aaa  1,000,000  1,006,870
Federal National Mortgage
 Association 6.85%, 8/22/05 Aaa  1,000,000  1,012,500
Government Trust Certificates
 (assets of Trust guaranteed
 by U.S. Government through
 Defense Security Assistance
 Agency):
  Class 1-C, 9 1/4%,
   11/15/01 Aaa  189,691  203,042
  Class 2-E, 9.40%,
   5/15/02 Aaa  988,328  1,059,892
  Class T-2, 9 5/8%,
   5/15/02 Ba3  76,093  81,529
Guaranteed Export Trust Certificates
 (assets of Trust guaranteed by
 U.S. Government through
 Export-Import Bank) Series
 1994-C 6.61%, 9/15/99 Aaa  68,797  69,358
Guaranteed Trade Trust Certificates
 (assets of Trust guaranteed
 by U.S. Government through
 Export-Import Bank) Series
 1994-A 7.39%, 6/26/06 Aaa  513,000  530,429
Private Export Funding Corp.
 secured 6.24%, 5/15/02 Aaa  220,000  217,703

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
State of Israel (guaranteed by
 U.S. Government through
 Agency for International
 Development):
  7 3/4%, 4/1/98 Aaa $ 60,069 $ 60,939
  4 7/8%, 9/15/98 Aaa  190,000  186,637
  7 1/8%, 8/15/99 Aaa  435,000  445,221
  7 3/4%, 11/15/99 Aaa  144,000  149,763
  6.86%, 4/30/04 Aaa  718,875  729,378
  6 3/4%, 8/15/04 Aaa  1,000,000  1,012,490
  5.89%, 8/15/05 Aaa  690,000  654,945
  8 1/2%, 4/1/06 Aaa  1,750,000  1,911,000
U.S. Housing & Urban Development:
 8.27%, 8/1/03 Aaa  415,000  453,350
 8.24%, 8/1/04 participation
 certificate Aaa  500,000  547,960
  23,418,037
TOTAL U.S. GOVERNMENT AND
 GOVERNMENT AGENCY OBLIGATIONS
 (Cost $87,788,352)   89,314,994
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 16.9%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.9%
 7%, 5/1/01  Aaa  183,028  184,285
 8 1/2%, 3/1/20  Aaa  1,693,352  1,774,091
  1,958,376
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 11.4%
 5 1/2%, 5/1/00 to 7/1/01  Aaa  2,846,983  2,724,194
 6%, 3/1/01 to 4/1/11  Aaa  13,067,954  12,717,779
 6 1/2%, 1/1/26 to 5/1/26  Aaa  8,383,107  8,000,874
 8 1/2%, 12/1/24 to 9/1/26  Aaa  1,902,682  1,940,758
  25,383,605
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 4.6%
 6%, 8/15/08 to 4/15/11 Aaa  5,749,836  5,578,300
 8%, 2/15/17 to 7/15/26 Aaa  2,387,651  2,441,045
 10%, 7/15/13 to 11/15/24 Aaa  2,069,137  2,277,020
  10,296,365
TOTAL U.S. GOVERNMENT AGENCY -
 MORTGAGE-BACKED SECURITIES
 (Cost $37,180,266)   37,638,346
COMMERCIAL MORTGAGE SECURITIES - 3.5%
CS First Boston Mortgage
 Securities Corp. Series:
  1994-CFB1 Class A-1,
   5.93%, 1/25/28 (d) Aaa  280,531  280,356
  1995-AEWI Class A1,
   6.665%, 11/25/27 AAA  222,014  222,499
COMMERCIAL MORTGAGE SECURITIES - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
Equitable Life Assurance Society
 of the United States (c):
 Series 1996-1:
  Class B1, 7.33%, 5/15/06 Aa2 $ 500,000 $ 514,531
  Class C1, 7.52%, 5/15/06 A2  500,000  516,875
 sequential pay Series 174
  Class A1, 7.24%, 5/15/06 Aaa  1,000,000  1,033,750
Lennar Central Partner LP
 floater Series 1994-1 Class B,
 6.38%, 9/15/01 (c)(d) -  338,128  338,128
Meritor Mortgage Security Corp.
 Series 1987-1 Class A3,
 9.40%, 6/1/99 Baa3  90,128  90,016
Nomura Asset Securities Corp.
 floater Series 1994-MD-II
 Class A-6, 6.66%, 7/4/03 (d) -  179,477  180,879
Oregon Commercial Mortgage,
 Inc. Series 1995-1 Class A,
 7.15%, 6/25/23 (c) AAA  298,181  298,740
Resolution Trust Corp. commercial Series :
 1995-C1 Class A-2B,
  6.55%, 2/25/27 Aaa  270,641  269,965
 1995-C1 Class A-4B,
  6.65%, 2/25/27 Aaa  740,000  737,919
Resolution Trust Corp. floater Series (d):
 1993-C2 Class A-2,
 6.62%, 3/25/25 AAA  410,984  410,984
 1994-C1 Class A-3,
 6.30%, 6/25/26 AAA  277,992  278,513
SC Finance Corp. floater
 6.93%, 8/1/04 (c)(d) -  600,000  602,625
Structured Asset Securities
 Corp. Series:
  1993-C1, Class A-1,
   6.60%, 10/25/24 AA+  80,787  80,661
  1996 Class A-2A,
   7 3/4%, 2/25/28 AAA  1,146,122  1,161,523
Wells Fargo Capital Markets
 Apartment Financing Trust
 6.56%, 12/29/05 (c) Aaa  750,000  750,000
TOTAL COMMERCIAL MORTGAGE SECURITIES
 (Cost $7,668,518)   7,767,964
FOREIGN GOVERNMENT OBLIGATIONS (E) - 2.8%
Alberta Province
 9 1/4%, 4/1/00 Aa2  1,400,000  1,519,686
British Columbia Province
 7%, 1/1/03 Aa2  500,000  510,540
Manitoba Province
 6 3/4%, 3/1/03 A1  500,000  503,180
Ontario Province yankee
 7 3/4%, 6/4/02 Aa3  1,000,000  1,056,020
Quebec Province yankee:
 7 1/2%, 7/15/02 A2  500,000  515,200
 7.22%, 7/22/36 (b) A2  2,000,000  2,096,480
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
 (Cost $6,152,283)   6,201,106
CASH EQUIVALENTS - 9.8%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 6.75%, dated
 12/31/96 due 1/2/97  $ 21,853,192 $ 21,845,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $221,005,912)  $ 223,341,906
LEGEND
1. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
2. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $13,114,313 or 5.7% of net assets.
4. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
5. Some foreign government obligations have not been individually rated by S&P or Moody's. The ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $193,393,952 and $153,217,879, respectively, of which U.S. government and government agency obligations aggregated $132,314,642 and $119,719,497, respectively.
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 77.0% AAA, AA, A 70.8%
Baa 9.7% BBB 15.2%
Ba 1.9% BB 0.8%
B 0.0% B 0.0%
Caa 0.0% CCC 0.0%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by both S&P and Moody's amounted to 0.5%.
INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $221,009,785. Net unrealized appreciation aggregated $2,332,121, of which $3,805,870 related to appreciated investment securities and $1,473,749 related to depreciated investment securities.
At December 31, 1996, the fund had a capital loss carryforward of approximately $1,514,000 of which $230,000 and $1,284,000 will expire on December 31, 2002 and 2004, respectively.
VARIABLE INSURANCE PRODUCTS FUND II: INVESTMENT GRADE BOND PORTFOLIO FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase agreements of $21,845,000) (cost $221,005,912) -          $ 223,341,906
See accompanying schedule

Cash                                                                                                                 499

Receivable for investments sold                                                                                      942,178

Receivable for fund shares sold                                                                                      1,591,439

Interest receivable                                                                                                  2,835,556

Other receivables                                                                                                    1,563

 TOTAL ASSETS                                                                                                        228,713,141

LIABILITIES

Accrued management fee                                                                                   $ 82,668

Other payables and accrued expenses                                                                       36,670

 TOTAL LIABILITIES                                                                                                   119,338

NET ASSETS                                                                                                          $ 228,593,803

Net Assets consist of:

Paid in capital                                                                                                     $ 214,473,804

Undistributed net investment income                                                                                  13,165,742

Accumulated undistributed net realized gain (loss) on investments                                                    (1,381,737
                                                                                                                    )

Net unrealized appreciation (depreciation) on investments                                                            2,335,994

NET ASSETS, for 18,674,336                                                                                          $ 228,593,803
shares outstanding

NET ASSET VALUE, offering price                                                                                      $12.24
and redemption price per
share ($228,593,803 (divided by) 18,674,336 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                               $ 14,356,561
Interest

EXPENSES

Management fee                                                     $ 903,441

Transfer agent fees                                                 131,401

Accounting fees and expenses                                        82,156

Non-interested trustees' compensation                               1,978

Custodian fees and expenses                                         24,328

Audit                                                               36,944

Legal                                                               1,207

Miscellaneous                                                       1,661

 Total expenses before reductions                                   1,183,116

 Expense reductions                                                 (2,480       1,180,636
                                                                   )

NET INVESTMENT INCOME                                                            13,175,925

REALIZED AND UNREALIZED GAIN (LOSS)                                              (1,136,463
Net realized gain (loss) on                                                     )
investment securities

Change in net unrealized appreciation (depreciation)                             (5,278,792
on investment securities                                                        )

NET GAIN (LOSS)                                                                  (6,415,255
                                                                                )

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 6,760,670

OTHER INFORMATION
 Expense reductions

  Custodian interest credits                                                    $ 2,480


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1996           1995




Operations                                                                                       $ 13,175,925    $ 9,555,423
Net investment income

 Net realized gain (loss)                                                                          (1,136,463)     2,634,445

 Change in net unrealized appreciation (depreciation)                                               (5,278,792)     10,799,845

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                    6,760,670       22,989,713

Distributions to shareholders from net investment income                                             (9,612,980)     (4,480,858)

Share transactions                                                                                  108,335,706     116,054,959
Net proceeds from sales of shares

 Reinvestment of distributions                                                                      9,612,980       4,480,858

 Cost of shares redeemed                                                                            (68,048,460)    (68,879,418)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                           49,900,226      51,656,399

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                           47,047,916      70,165,254

NET ASSETS

 Beginning of period                                                                                181,545,887     111,380,633

 End of period (including undistributed net investment income of $13,165,742 and $9,528,238,
respectively)                                                                                       $ 228,593,803   $ 181,545,887

OTHER INFORMATION
Shares

 Sold                                                                                                9,066,652       9,944,966

 Issued in reinvestment of distributions                                                             807,813         413,363

 Redeemed                                                                                            (5,752,069)     (5,910,491)

 Net increase (decrease)                                                                             4,122,396       4,447,838



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1996                       1995   1994   1993 C   1992



Net asset value, beginning of period                    $ 12.480    $ 11.020    $ 11.480    $ 10.970    $ 11.080

Income from Investment Operations                        .670        .320        .733        .641        .672
Net investment income

 Net realized and unrealized gain (loss)                 (.290)      1.530       (1.163)     .559        .058

 Total from investment operations                        .380        1.850       (.430)      1.200       .730

Less Distributions

 From net investment income                              (.620)      (.390)      -           (.628)      (.680)

 In excess of net investment income                      -           -           -           (.002)      -

 From net realized gain                                  -           -           (.010)      (.050)      (.160)

 In excess of net realized gain                          -           -           (.020)      (.010)      -

 Total distributions                                     (.620)      (.390)      (.030)      (.690)      (.840)

Net asset value, end of period                          $ 12.240    $ 12.480    $ 11.020    $ 11.480    $ 10.970

TOTAL RETURN A, B                                        3.19%       17.32%      (3.76)%     10.96%      6.65%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 228,594   $ 181,546   $ 111,381   $ 122,376   $ 73,598

Ratio of expenses to average net assets                  .58%        .59%        .67%        .68%        .76%

Ratio of net investment income to average net assets     6.49%       6.53%       6.53%       6.85%       7.11%

Portfolio turnover rate                                  81%         182%        143%        70%         119%


A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES."

AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Investment Grade Bond Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of the fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from
 .1100% to .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. For the period, the management fee was equivalent to an annual rate of .45% of average net assets.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .06% of average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .80% of average net assets.
The fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses.
For the period, the reduction under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
6. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investment Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 37% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 10% or more of the total outstanding shares of the fund, totaling 13%.
7. ASSET TRANSFER INFORMATION.
In September 1996, the Board of Trustees approved a proposal to liquidate Fidelity Advisor Annuity Government Investment Fund and transfer the assets of Fidelity Advisor Annuity Government Investment Fund to the fund. The liquidation and transfer of assets are expected to occur in the first quarter of 1997.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund II and the Shareholders of Investment Grade Bond Portfolio:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Investment Grade Bond Portfolio (a fund of Variable Insurance Products Fund II) at December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Investment Grade Bond Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
February 10, 1997
DISTRIBUTIONS


The Board of Trustees of Investment Grade Bond Portfolio voted to pay on February 7, 1997, to shareholders of record at the opening of business on February 7, 1997, a distribution of $.00 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.73 per share from net investment income.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
Fred L. Henning, Jr., VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Michael S. Gray, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
The Bank of New York, New York, NY

(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND II: INDEX 500 PORTFOLIO
ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



MARKET ENVIRONMENT                  3    A review of what happened in world markets
                                         during the last year.

PERFORMANCE                         4    How the fund has done over time.

FUND TALK                           5    The manager's review of fund performance, strategy
                                         and outlook.

INVESTMENTS                         6    A complete list of the fund's investments with their
                                         market values.

FINANCIAL STATEMENTS                13   Statements of assets and liabilities, operations, and
                                         changes in net assets, as well as financial highlights.

NOTES                               15   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   17   The auditors' opinion.

DISTRIBUTIONS                       18



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets posted positive returns in 1996, aided by moderate growth and low inflation. Sustained corporate earnings growth and a favorable interest rate environment also proved beneficial. Japan, however, was the major exception as an underperforming stock market and a weak yen undermined returns for U.S.-based investors. The strongest gains came from the often-volatile emerging bond markets in 1996, while performance of the bond markets of developed countries was mixed.
U.S. STOCK MARKETS
The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 22.96% for the 12 months that ended December 31, 1996, well above the index's long-term average annual return of about 12%. The Russell 2000 Index - a measure of small stock performance - rose 16.49%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 28.70%, closing above 6500 for the first time in November.
The U.S. stock market spent much of the past year breaking price and trading volume records. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks in an environment where it was sometimes difficult to discern the health of the economy.
Most industry sectors experienced positive, if not strong performance. At mid-year, technology stocks suffered from a sell-off sparked by fears that company earnings were weakening. Nevertheless, this sector proved to be the strongest in the U.S. market in 1996. Earnings surprises and positive earnings projections were the main drivers of solid performance, especially among semiconductor manufacturers, companies that make disk drives and monitors, and software firms. Even though consensus estimates pointed toward increases in short-term interest rates by the Fed, financial stocks
- usually sensitive to changes in interest rates - shrugged off this concern and posted solid performance based on low interest rates and positive business prospects. Energy stocks reaped the benefits of higher-than-expected energy prices, which resulted in part from the delayed re-entry of Iraq into the world market. Uncertainty over the direction of the economy benefited consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks, as these companies tend to post steady earnings growth in many economic environments.
Utilities stocks struggled in 1996 for two reasons. First, and most important, uncertainty over the direction and form of deregulation in the sector tended to diminish investor interest. Second, stocks in the sector tend to move in concert with bonds, which lagged due to periodic inflation fears and confusing economic signals. Stocks in the telecommunications field especially were affected by uncertainty over legislation signed into law in February 1996. Biotechnology issues had a hard time recovering from a correction in stock prices from overvalued levels that they experienced earlier in 1996. Cyclical stocks - those that usually rise and fall with the economy - posted mixed results that largely depended on the outlook for companies in the specific sector rather than the direction of the economy. FOREIGN STOCK MARKETS
Foreign stock markets posted mixed results in 1996. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australia and the Far East - returned 6.05% in 1996. Europe posted the most consistently strong equity markets due to stronger economic growth, lower interest rates, higher corporate earnings, the relative weakness of the continent's major currencies and a new emphasis on shareholder friendliness by many of the region's corporations. The MSCI Europe Index was up 21.09% in 1996. The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. The Tokyo Stock Exchange TOPIX Total Return Index was off 16.26%. Emerging market equity performance ran the gamut from negative to positive, with the MSCI Emerging Markets Free Index returning 6.03% for 1996. While Hong Kong was a top performer - benefiting from the rising value of the property sector, solid economic growth and stable interest rates - other Asian markets posted mixed returns as concerns rose over declining export growth in the region. Latin America enjoyed a strong first half, but faded toward the end of 1996 due to low domestic savings rates and inefficient governments, among other factors. U.S. BOND MARKETS
Uncertainty over the direction of the economy led to mixed performance in U.S. bond markets in 1996. For the year, the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. taxable bond market
- posted a total return of 3.63%. Stronger-than-expected economic signals rattled the bond market in the early spring. Investors spent most of the summer anticipating a short-term interest rate increase by the Federal Reserve Board. However, the Fed neither raised nor lowered rates through the end of 1996. Interest rates responded to the Fed's inaction by falling during much of October and November. In December, though, bond prices dropped due to inflation concerns, stronger-than-expected economic data and comments by Fed Chairman Alan Greenspan that the stock markets may be overvalued.
FOREIGN BOND MARKETS
While low inflation and moderate growth helped provide a positive backdrop for most bond markets in 1996, performance in overseas bond markets was mixed. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 3.62% for the 12 months that ended December 31, 1996. In Europe, focus centered on the continuing progress toward the European Monetary Union (EMU). Attractive opportunities arose as countries worked to meet the requirements for joining the EMU. However, Germany and Japan - two of the larger components of the Salomon Brothers World Government Bond Index - experienced currency problems that hurt returns. In stark contrast to the developed world, the often-volatile emerging debt markets enjoyed a particularly strong year, helped by inflows of foreign capital, low interest rates and the implementation of country-specific reforms - especially in Latin America. The J.P. Morgan Emerging Markets Bond Index - of which Latin America is a large component - posted a return of 34.16% during the period.
VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1996    PAST 1   LIFE OF
                                   YEAR     FUND

INDEX 500                          22.71%   17.06%

S&P 500 (registered trademark)     22.96%   17.39%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how
it will do tomorrow. The stock market, for example,
has a history of growth in the long run and volatility
in the short run. In turn, the share price and return
of a fund that invests in stocks will vary. That
means if you sell your shares during a market
downturn, you might lose money. But if you can
ride out the market's ups and downs, you may
have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, August 27, 1992.
If Fidelity had not reimbursed certain fund expenses, the past one year and life of fund return figures would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19961231 19970109 133236 S00000000000001
             VIP II:  Index 500          SP Standard & Poor 500
             00157                       SP001
  1992/08/27      10000.00                    10000.00
  1992/08/31      10014.00                    10018.36
  1992/09/30      10130.00                    10136.58
  1992/10/31      10152.00                    10172.06
  1992/11/30      10498.00                    10518.92
  1992/12/31      10630.67                    10648.31
  1993/01/31      10707.47                    10737.75
  1993/02/28      10856.70                    10883.79
  1993/03/31      11095.84                    11113.43
  1993/04/30      10822.25                    10844.49
  1993/05/31      11103.95                    11135.12
  1993/06/30      11132.32                    11167.41
  1993/07/31      11081.66                    11122.74
  1993/08/31      11501.17                    11544.30
  1993/09/30      11407.95                    11455.40
  1993/10/31      11641.01                    11692.53
  1993/11/30      11527.52                    11581.45
  1993/12/31      11666.06                    11721.59
  1994/01/31      12059.53                    12120.12
  1994/02/28      11732.95                    11791.67
  1994/03/31      11223.46                    11277.55
  1994/04/30      11357.65                    11421.90
  1994/05/31      11533.77                    11609.22
  1994/06/30      11252.82                    11324.80
  1994/07/31      11623.93                    11696.25
  1994/08/31      12087.29                    12175.80
  1994/09/30      11793.76                    11877.49
  1994/10/31      12055.84                    12144.73
  1994/11/30      11617.64                    11702.42
  1994/12/31      11787.47                    11875.97
  1995/01/31      12099.87                    12183.91
  1995/02/28      12563.64                    12658.72
  1995/03/31      12931.02                    13032.28
  1995/04/30      13311.22                    13416.08
  1995/05/31      13834.52                    13952.32
  1995/06/30      14148.51                    14276.43
  1995/07/31      14620.55                    14749.84
  1995/08/31      14656.86                    14786.86
  1995/09/30      15269.88                    15410.86
  1995/10/31      15218.62                    15355.85
  1995/11/30      15880.76                    16029.97
  1995/12/31      16171.25                    16338.71
  1996/01/31      16724.46                    16894.88
  1996/02/29      16880.36                    17051.49
  1996/03/31      17054.17                    17215.70
  1996/04/30      17292.62                    17469.46
  1996/05/31      17733.85                    17919.99
  1996/06/30      17809.61                    17988.27
  1996/07/31      17020.75                    17193.55
  1996/08/31      17370.61                    17556.16
  1996/09/30      18342.21                    18544.22
  1996/10/31      18848.06                    19055.67
  1996/11/30      20260.89                    20496.09
  1996/12/31      19844.17                    20090.06
IMATRL PRASUN   SHR__CHT 19961231 19970109 133238 R00000000000056

Let's say hypothetically that $10,000 was invested in Index 500 Portfolio on August 27, 1992, when the fund started. As the chart shows, by December 31, 1996, the value of the investment would have grown to $19,844 - a 98.44% increase on the initial investment. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500 would have grown to $20,090 over the same period - a 100.90% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF DECEMBER 31, 1996
                                        % OF FUND'S
                                        INVESTMENTS

General Electric Co.                    2.6

Coca-Cola Co. (The)                     2.1

Exxon Corp.                             1.9

Intel Corp.                             1.7

Microsoft Corp.                         1.6

Merck & Co., Inc.                       1.5

Philip Morris Companies, Inc.           1.5

Royal Dutch Petroleum Co. ADR           1.5

International Business Machines Corp.   1.3

Procter & Gamble Co.                    1.2

TOP TEN MARKET SECTORS AS OF DECEMBER 31, 1996
                                   % OF FUND'S
                                   INVESTMENTS

Finance                            13.1

Technology                         12.3

Nondurables                        10.3

Utilities                          9.6

Health                             9.3

Energy                             8.2

Basic Industries                   5.3

Industrial Machinery & Equipment   5.0

Retail & Wholesale                 3.9

Durables                           3.7

VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Jennifer Farrelly, Portfolio Manager of Index 500
Portfolio
Q. HOW DID THE FUND PERFORM, JEN?
A. For the year ended December 31, 1996, the fund performed in line with the 22.96% return of the Standard & Poor's 500 Index. Of course, the fund's total return is slightly lower than the index due to management expenses.
Q. WHAT HAVE BEEN SOME OF THE MAJOR DEVELOPMENTS IN THE MARKET RECENTLY?
A. As was the case throughout 1996, the market was able to shake off brief downturns and rebound strongly. In one such event in early December, Federal Reserve Chairman Alan Greenspan caused markets to tumble worldwide when he mused in a speech about the "irrational exuberance" of the stock market. The faith that has held investors all year in a slow but steadily growing economy with relatively low inflation helped the market rebound. Investors took heart in the fact that a slower economy would not spawn a rise in interest rates and, thus, crimp corporate profits.
Q. WERE INVESTORS CONCERNED ABOUT CORPORATE EARNINGS?
A. Absolutely. The strong dollar, combined with a tight labor market, the potential for rising wages, a slower economy and pricing pressure, had investors concerned throughout the period that earnings were going to be lower. A strong dollar is significant because it raises the costs of American goods sold abroad. Additionally, if companies are not able to pass on higher employment costs in the form of price increases, then their profits will suffer. As it turned out, third quarter earnings came in stronger than expected.
Q. WHY HAVE LARGE-CAPITALIZATION STOCKS OUTPERFORMED SMALL-COMPANY STOCKS?
A. What we've witnessed this year is what investors call a "flight to quality," where large-capitalization companies are sought because of their liquidity, meaning they are easier to buy and sell. As the market climbs higher and higher, it becomes more difficult for portfolio managers to pick stocks that will outperform. Many managers therefore have moved to larger companies with established track records as a way of keeping up with the market. Some large-cap stocks are also considered "defensive" because they are not influenced by the vagaries of the economy. In the past few months, investors sought defensive stocks - such as food or personal care companies
- as signs of a slowing economy emerged.
Q. LET'S LOOK AT SOME OF THE MAJOR SECTORS OF THE MARKET. WHAT HAPPENED IN TECHNOLOGY?
A. Memory chip demand recovered after dynamic random access memory chip prices plunged 80%. In addition, personal computer sales came in stronger than expected - up 20% in 1996 from 1995 - which buoyed many companies with products related to PCs. As an example, chip-maker Intel reported a 41% year-over-year earnings gain for the third quarter. Microsoft also continued its dominance of the software business, and IBM had better earnings than the Street anticipated.
Q. WE HEAR FINANCIAL COMPANIES WERE ALSO A BIG PART OF THE STOCK MARKET'S PERFORMANCE THIS YEAR . . .
A. That's right. Bank stocks turned in their second big year in a row helped by steadily improving earnings, strong balance sheets and a greater emphasis on fee-based businesses. Additionally, while interest rates did not fall significantly from 1995, banks enjoyed a relatively benign interest rate environment for much of 1996. Brokerage firms also remained the beneficiaries of the booming stock market.
Q. WAS THERE ANY DOWNSIDE TO THE CONTINUALLY STRONG PERFORMANCE OF THE STOCK MARKET?
A. With investors so fearful about future earnings, companies reporting earnings below Street expectations or those that don't beat expectations by enough are seeing their stock prices punished by the market. One prime example was AT&T, which lost 10% of its value when it announced its earnings would be adversely affected by a slowdown in the consumer long-distance market. As for sectors, some basic industries such as paper and commodity chemicals were hurt by falling prices and increased costs.
Q. WHAT DO YOU SEE GOING FORWARD?
A. The current evidence of a slowing economy has increased investors' confidence in the stock market. Despite this development, I think that investors should understand there is still a great amount of uncertainty given the stock market's high valuations and the questionable strength of future corporate earnings.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: to provide returns that correspond to those of the S&P 500 Index
START DATE: August 27, 1992
SIZE: as of December 31,1996, more than
$823 million
MANAGER: Jennifer Farrelly, since 1994; joined
Fidelity in 1988
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 89.7%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.7%
AEROSPACE & DEFENSE - 1.4%
Boeing Co.   47,109 $ 5,011,220
Lockheed Martin Corp.   26,393  2,414,960
McDonnell Douglas Corp.   28,400  1,817,600
Northrop Grumman Corp.   7,500  620,625
Rockwell International Corp.   28,800  1,753,200
  11,617,605
DEFENSE ELECTRONICS - 0.2%
Raytheon Co.   31,000  1,491,875
SHIP BUILDING & REPAIR - 0.1%
General Dynamics Corp.   8,200  578,100
Newport News Shipbuilding, Inc. (a)  4,480  67,200
  645,300
TOTAL AEROSPACE & DEFENSE   13,754,780
BASIC INDUSTRIES - 5.3%
CHEMICALS & PLASTICS - 2.7%
Air Products & Chemicals, Inc.   14,600  1,009,225
Avery Dennison Corp.   13,600  481,100
Dow Chemical Co.   32,200  2,523,675
du Pont (E.I.) de Nemours & Co.   73,700  6,955,438
Eastman Chemical Co.   10,375  573,219
Engelhard Corp.   19,000  363,375
FMC Corp. (a)  4,800  336,600
Goodrich (B.F.) Co.   7,100  287,550
Grace (WR) & Co.  11,500  595,125
Great Lakes Chemical Corp.   8,300  388,025
Hercules, Inc.   14,000  605,500
Monsanto Co.   77,000  2,993,375
Morton International, Inc.   18,800  766,100
Nalco Chemical Co.   8,900  321,513
PPG Industries, Inc.   24,600  1,380,675
Praxair, Inc.   20,400  940,950
Raychem Corp.   5,800  464,725
Rohm & Haas Co.   8,500  693,813
Union Carbide Corp.   17,100  698,963
  22,378,946
IRON & STEEL - 0.2%
Allegheny Teledyne, Inc.   22,784  524,032
Armco, Inc. (a)  14,100  58,163
Bethlehem Steel Corp. (a)  14,500  130,500
Inland Steel Industries, Inc.   6,300  126,000
Nucor Corp.   11,600  591,600
USX-U.S. Steel Group  11,000  345,125
Worthington Industries, Inc.   11,850  214,781
  1,990,201
METALS & MINING - 0.7%
ASARCO, Inc.   5,700  141,788
Alcan Aluminium Ltd.   29,657  1,000,574
Aluminum Co. of America  22,800  1,453,500
Cyprus Amax Minerals Co.   12,350  288,681
Freeport-McMoRan Copper &
 Gold, Inc. Class B  25,600  764,800
Inco Ltd.   22,036  703,268
Phelps Dodge Corp.   8,700  587,250
Reynolds Metals Co.   8,300  467,913
  5,407,774
PACKAGING & CONTAINERS - 0.4%
Ball Corp.   4,039  105,011
Bemis Co., Inc.   7,000  258,125
Corning, Inc.   30,200  1,396,750

 SHARES VALUE (NOTE 1)
Crown Cork & Seal Co., Inc.   16,900 $ 918,938
Tupperware Corp.   8,100  434,363
  3,113,187
PAPER & FOREST PRODUCTS - 1.3%
Boise Cascade Corp.   6,300  200,025
Champion International Corp.   12,600  544,950
Georgia-Pacific Corp.   12,100  871,200
International Paper Co.   39,500  1,594,813
James River Corp.  11,100  367,688
Kimberly-Clark Corp.   37,116  3,535,299
Louisiana-Pacific Corp.   14,200  299,975
Mead Corp.   6,800  395,250
Potlatch Corp.   3,700  159,100
Stone Container Corp.   13,100  194,863
Temple-Inland, Inc.   7,200  389,700
Union Camp Corp.   9,100  434,525
Westvaco Corp.   13,450  386,688
Weyerhaeuser Co.   26,000  1,231,750
Willamette Industries, Inc.   7,200  501,300
  11,107,126
TOTAL BASIC INDUSTRIES   43,997,234
CONGLOMERATES - 1.0%
AlliedSignal, Inc.   37,100  2,485,700
Crane Co.   6,000  174,000
Harris Corp.   5,200  356,850
ITT Industries, Inc.  15,400  377,300
Textron, Inc.   10,700  1,008,475
Tyco International Ltd.   20,000  1,057,500
United Technologies Corp.   32,200  2,125,200
Whitman Corp.   13,900  317,963
  7,902,988
CONSTRUCTION & REAL ESTATE - 0.4%
BUILDING MATERIALS - 0.2%
Armstrong World Industries, Inc.   4,700  326,650
Masco Corp.   21,200  763,200
Owens-Corning  6,700  285,588
Sherwin-Williams Co.   11,200  627,200
  2,002,638
CONSTRUCTION - 0.1%
Centex Corp.   3,800  142,975
Fleetwood Enterprises, Inc.   4,600  126,500
Kaufman & Broad Home Corp.   5,200  66,950
Pulte Corp.   3,200  98,400
  434,825
ENGINEERING - 0.1%
EG&G, Inc.   6,300  126,788
Fluor Corp.   10,900  683,975
Foster Wheeler Corp.   5,400  200,475
  1,011,238
TOTAL CONSTRUCTION & REAL ESTATE   3,448,701
DURABLES - 3.7%
AUTOS, TIRES, & ACCESSORIES - 2.4%
AutoZone, Inc.   20,250  556,875
Chrysler Corp.   95,700  3,158,100
Cooper Tire & Rubber Co.   11,100  219,225
Cummins Engine Co., Inc.   5,300  243,800
Dana Corp.   13,300  433,913
Eaton Corp.   10,300  718,425
Echlin, Inc.   8,000  253,000
Ford Motor Co.   155,400  4,953,375
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
DURABLES - CONTINUED
AUTOS, TIRES, & ACCESSORIES - CONTINUED
General Motors Corp.   99,478 $ 5,545,899
Genuine Parts Co.   16,000  712,000
Goodyear Tire & Rubber Co.   20,500  1,053,188
Johnson Controls, Inc.   5,500  455,813
NACCO Industries, Inc. Class A  1,100  58,850
Navistar International Corp. (a)  9,970  90,976
PACCAR, Inc.   5,045  343,060
Pep Boys-Manny, Moe & Jack  8,100  249,075
Snap-on Tools Corp.   8,100  288,563
TRW, Inc.   16,800  831,600
  20,165,737
CONSUMER DURABLES - 0.6%
Minnesota Mining & Manufacturing Co.   55,200  4,574,700
CONSUMER ELECTRONICS - 0.2%
Black & Decker Corp.   11,600  349,450
Maytag Co.   13,400  264,650
Newell Co.   20,800  655,200
Whirlpool Corp.   9,700  452,263
  1,721,563
TEXTILES & APPAREL - 0.5%
Fruit of the Loom, Inc. Class A (a)  10,100  382,538
Liz Claiborne, Inc.   9,700  374,663
NIKE, Inc. Class B  37,800  2,258,550
Reebok International Ltd.   7,300  306,600
Russell Corp.   5,000  148,750
Springs Industries, Inc. Class A  2,700  116,100
Stride Rite Corp.   6,600  66,000
VF Corp.   8,300  560,250
  4,213,451
TOTAL DURABLES   30,675,451
ENERGY - 8.2%
ENERGY SERVICES - 0.8%
Baker Hughes, Inc.   19,100  658,950
Dresser Industries, Inc.   23,600  731,600
Halliburton Co.   16,500  994,125
Helmerich & Payne, Inc.   3,200  166,800
McDermott International, Inc.   7,100  118,038
Rowan Companies, Inc. (a)  11,100  251,138
Schlumberger Ltd.   32,300  3,225,963
Western Atlas, Inc. (a)  7,100  503,213
  6,649,827
OIL & GAS - 7.4%
Amerada Hess Corp.   12,300  711,863
Amoco Corp.   65,300  5,256,650
Ashland, Inc.   8,400  368,550
Atlantic Richfield Co.   21,200  2,809,000
Burlington Resources, Inc.   16,400  826,150
Chevron Corp.   85,900  5,583,500
Coastal Corp. (The)  13,800  674,475
Exxon Corp.   163,200  15,993,600
Kerr-McGee Corp.   6,400  460,800
Louisiana Land & Exploration Co.   4,400  235,950
Mobil Corp.   51,700  6,320,325
Occidental Petroleum Corp.   42,400  991,100
Oryx Energy Co. (a)  13,700  339,075
Pennzoil Co.   6,200  350,300
Phillips Petroleum Co.   34,600  1,531,050
Royal Dutch Petroleum Co. ADR  70,400  12,020,800

 SHARES VALUE (NOTE 1)
Santa Fe Energy Resources, Inc. (a)  12,000 $ 166,500
Sun Co., Inc.   9,800  238,875
Texaco, Inc.   34,800  3,414,750
USX-Marathon Group   37,700  900,088
Union Pacific Resources Group, Inc.   32,712  956,826
Unocal Corp.   32,722  1,329,331
  61,479,558
TOTAL ENERGY   68,129,385
FINANCE - 13.1%
BANKS - 6.7%
Banc One Corp.   57,326  2,465,018
Bank of Boston Corp.   20,091  1,290,847
Bank of New York Co., Inc.   45,000  1,518,750
BankAmerica Corp.   47,400  4,728,150
Bankers Trust New York Corp.   10,600  914,250
Barnett Banks, Inc.   25,300  1,040,463
Boatmen's Bancshares, Inc.   20,700  1,335,150
Chase Manhattan Corp.  57,273  5,111,615
Citicorp  63,262  6,515,986
Comerica, Inc.   15,200  796,100
CoreStates Financial Corp.   29,200  1,514,750
Fifth Third Bancorp  14,000  879,375
First Bank System, Inc.   18,600  1,269,450
First Union Corp.   36,442  2,696,550
Fleet Financial Group, Inc.   34,574  1,724,378
KeyCorp.   30,207  1,525,454
Mellon Bank Corp.   17,200  1,221,200
Morgan (J.P.) & Co., Inc.   24,600  2,401,575
National City Corp.   29,255  1,312,818
NationsBank Corp.   38,217  3,735,712
Norwest Corp.   48,800  2,122,800
PNC Financial Corp.   44,900  1,689,363
Republic New York Corp.   7,200  587,700
SunTrust Banks, Inc.   29,400  1,447,950
U.S. Bancorp  20,400  916,725
Wachovia Corp.  22,000  1,243,000
Wells Fargo & Co.   12,300  3,317,925
  55,323,054
CREDIT & OTHER FINANCE - 1.2%
American Express Co.   32,979  1,863,314
Beneficial Corp.   7,100  449,963
Dean Witter, Discover & Co.   21,658  1,434,843
First Chicago NBD Corp.   41,559  2,233,796
Green Tree Financial Corp.   18,100  699,113
Household International, Inc.   12,810  1,181,723
MBNA Corp.   29,200  1,211,800
Transamerica Corp.   8,629  681,691
  9,756,243
FEDERAL SPONSORED CREDIT - 0.9%
Federal Home Loan Mortgage Corporation  23,600  2,598,950
Federal National Mortgage Association  143,500  5,345,375
  7,944,325
INSURANCE - 3.7%
Aetna, Inc.   19,900  1,592,000
Alexander & Alexander Services, Inc.   6,000  104,250
Allstate Corp.   58,421  3,381,115
American General Corp.   26,800  1,095,450
American International Group, Inc.   61,675  6,676,319
Aon Corp.   14,100  875,963
CIGNA Corp.   9,900  1,352,588
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
INSURANCE - CONTINUED
Chubb Corp. (The)  23,000 $ 1,236,250
General Re Corp.   10,800  1,703,700
ITT Hartford Group, Inc.   15,500  1,046,250
Jefferson Pilot Corp.   9,300  526,613
Lincoln National Corp.   13,800  724,500
Loews Corp.   15,200  1,432,600
MGIC Investment Corp.   7,800  592,800
Marsh & McLennan Companies, Inc.   9,400  977,600
Providian Corp.   12,200  626,775
SAFECO Corp.   16,500  650,719
St. Paul Companies, Inc. (The)  11,100  650,738
Torchmark Corp.   9,500  479,750
Travelers Group, Inc. (The)  84,300  3,825,113
UNUM Corp.   9,700  700,825
USF&G Corp.   15,400  321,475
USLIFE Corp.   4,575  152,119
  30,725,512
SAVINGS & LOANS - 0.2%
Ahmanson (H.F.) & Co.   14,000  455,000
Golden West Financial Corp.   7,500  473,438
Great Western Financial Corp.   17,950  520,550
  1,448,988
SECURITIES INDUSTRY - 0.4%
Merrill Lynch & Co., Inc.   22,100  1,801,150
Morgan Stanley Group, Inc.   19,900  1,136,788
Salomon, Inc.   13,900  655,038
  3,592,976
TOTAL FINANCE   108,791,098
HEALTH - 9.3%
DRUGS & PHARMACEUTICALS - 5.8%
ALZA Corp. Class A (a)  11,000  284,625
Allergan, Inc.   8,500  302,813
American Home Products Corp.   83,700  4,906,913
Amgen, Inc. (a)  34,700  1,886,813
Bristol-Myers Squibb Co.   66,000  7,177,500
Lilly (Eli) & Co.   71,996  5,255,708
Merck & Co., Inc.   160,000  12,680,000
Pfizer, Inc.   84,400  6,994,650
Pharmacia & Upjohn, Inc.   66,760  2,645,365
Schering-Plough Corp.   48,700  3,153,325
Sigma Aldrich Corp.   6,500  405,844
Warner-Lambert Co.   35,600  2,670,000
  48,363,556
MEDICAL EQUIPMENT & SUPPLIES - 2.8%
Abbott Laboratories  102,700  5,212,025
Bard (C.R.), Inc.   7,400  207,200
Bausch & Lomb, Inc.   7,500  262,500
Baxter International, Inc.   35,900  1,471,900
Becton, Dickinson & Co.   16,300  707,013
Biomet, Inc.   15,200  229,900
Boston Scientific Corp. (a)  23,200  1,392,000
Guidant Corp.   9,700  552,900
Johnson & Johnson  175,300  8,721,175
Mallinckrodt, Inc.  9,800  432,425
Medtronic, Inc.   31,400  2,135,200
Millipore Corp.   5,600  231,700

 SHARES VALUE (NOTE 1)
Pall Corp.   15,100 $ 385,050
St. Jude Medical, Inc. (a)  10,550  449,694
U.S. Surgical Corp.   8,200  322,875
  22,713,557
MEDICAL FACILITIES MANAGEMENT - 0.7%
Beverly Enterprises, Inc. (a)  13,100  167,025
Columbia/HCA Healthcare Corp.   88,112  3,590,564
Humana, Inc. (a)  21,300  407,363
Manor Care, Inc.   8,200  221,400
Tenet Healthcare Corp. (a)  28,500  623,438
United HealthCare Corp.   24,100  1,084,500
  6,094,290
TOTAL HEALTH   77,171,403
HOLDING COMPANIES - 0.3%
CINergy Corp.   20,813  694,634
Norfolk Southern Corp.   16,500  1,443,750
  2,138,384
INDUSTRIAL MACHINERY & EQUIPMENT - 5.0%
ELECTRICAL EQUIPMENT - 3.4%
Emerson Electric Co.   29,400  2,844,450
General Electric Co.   217,200  21,475,650
General Instrument Corp. (a)  18,100  391,413
General Signal Corp.   6,600  282,150
Grainger (W.W.), Inc.   6,800  545,700
Honeywell, Inc.   16,700  1,098,025
Scientific-Atlanta, Inc.   10,000  150,000
Westinghouse Electric Corp.   81,650  1,622,794
  28,410,182
INDUSTRIAL MACHINERY & EQUIPMENT - 1.2%
Briggs & Stratton Corp.   3,900  171,600
Case Corp.   5,900  321,550
Caterpillar, Inc.   25,300  1,903,825
Cincinnati Milacron, Inc.   5,300  115,938
Cooper Industries, Inc.   14,246  600,113
Deere & Co.   33,900  1,377,188
Dover Corp.   14,900  748,725
Giddings & Lewis, Inc.   4,600  59,225
Harnischfeger Industries, Inc.   6,100  293,563
Illinois Tool Works, Inc.   16,000  1,278,000
Ingersoll-Rand Co.   14,300  636,350
Parker-Hannifin Corp.   9,850  381,688
Stanley Works (The)  11,600  313,200
TRINOVA Corp.   3,800  138,225
Tenneco, Inc.  22,400  1,010,800
Timken Co.   4,246  194,785
  9,544,775
POLLUTION CONTROL - 0.4%
Browning-Ferris Industries, Inc.   28,000  735,000
Laidlaw, Inc. Class B  41,200  479,367
Safety Kleen Corp.   7,700  126,088
WMX Technologies, Inc.   64,500  2,104,313
  3,444,768
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   41,399,725
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - 3.5%
BROADCASTING - 0.5%
TCI Group Class A  85,900 $ 1,122,069
TCI Satellite Entertainment, Inc.
 Class A (a)  8,590  84,826
Time Warner, Inc.   74,992  2,812,180
  4,019,075
ENTERTAINMENT - 1.0%
Disney (Walt) Co.   89,100  6,203,588
King World Productions, Inc. (a)  5,000  184,375
Viacom, Inc. Class B (non-vtg.) (a)  46,800  1,632,150
  8,020,113
LEISURE DURABLES & TOYS - 0.2%
Brunswick Corp.   13,000  312,000
Hasbro, Inc.   11,400  443,175
Mattel, Inc.   35,876  995,559
  1,750,734
LODGING & GAMING - 0.4%
HFS, Inc. (a)  16,300  973,925
Harrah's Entertainment, Inc. (a)  13,600  270,300
Hilton Hotels Corp.   32,400  846,450
ITT Corp.  15,300  663,638
Marriott International, Inc.   16,900  933,725
  3,688,038
PUBLISHING - 0.8%
American Greetings Corp. Class A  9,900  280,913
Cognizant Corp. (a)  22,300  735,900
Dow Jones & Co., Inc.   12,700  430,213
Dun & Bradstreet Corp.   22,400  532,000
Gannett Co., Inc.   18,600  1,392,675
Harcourt General, Inc.   9,500  438,188
Knight-Ridder, Inc.   12,700  485,775
McGraw-Hill, Inc.   13,000  599,625
Meredith Corp.   3,600  189,900
New York Times Co. (The) Class A  12,900  490,200
Times Mirror Co. Class A  13,600  676,600
Tribune Co.   8,100  638,888
  6,890,877
RESTAURANTS - 0.6%
Darden Restaurants, Inc.   20,800  182,000
McDonald's Corp.   92,000  4,163,000
Wendy's International, Inc.   17,000  348,500
  4,693,500
TOTAL MEDIA & LEISURE   29,062,337
NONDURABLES - 10.3%
AGRICULTURE - 0.1%
Pioneer Hi-Bred International, Inc.   10,900  763,000
BEVERAGES - 3.4%
Anheuser-Busch Companies, Inc.   65,100  2,604,000
Brown-Forman Corp. Class B  9,000  411,750
Coca-Cola Co. (The)  327,700  17,245,213
Coors (Adolph) Co. Class B  5,100  96,900
PepsiCo, Inc.   205,900  6,022,575
Seagram Co. Ltd.   49,300  1,950,998
  28,331,436

 SHARES VALUE (NOTE 1)
FOODS - 2.2%
Archer-Daniels-Midland Co.   71,854 $ 1,580,788
CPC International, Inc.   19,100  1,480,250
Campbell Soup Co.   30,800  2,471,700
ConAgra, Inc.   31,900  1,587,025
General Mills, Inc.   21,000  1,330,875
Heinz (H.J.) Co.   48,550  1,735,663
Hershey Foods Corp.   20,300  888,125
Kellogg Co.   27,900  1,830,938
Quaker Oats Co.   17,900  682,438
Ralston Purina Group  14,000  1,027,250
Sara Lee Corp.   63,900  2,380,275
Sysco Corp.   23,900  779,738
Wrigley (Wm.) Jr. Company  15,200  855,000
  18,630,065
HOUSEHOLD PRODUCTS - 2.9%
Alberto Culver Co. Class B  3,600  172,800
Avon Products, Inc.   17,400  993,975
Clorox Co.   6,700  672,513
Colgate-Palmolive Co.   19,400  1,789,650
Gillette Co.   72,400  5,629,100
International Flavors & Fragrances, Inc.   14,600  657,000
Procter & Gamble Co.   90,200  9,696,500
Rubbermaid, Inc.   19,600  445,900
Unilever NV ADR  21,100  3,697,775
  23,755,213
TOBACCO - 1.7%
American Brands, Inc.   22,500  1,116,563
Philip Morris Companies, Inc.   107,700  12,129,713
UST, Inc.   24,800  802,900
  14,049,176
TOTAL NONDURABLES   85,528,890
PRECIOUS METALS - 0.4%
Barrick Gold Corp.   46,900  1,342,835
Battle Mountain Gold Co.   29,600  203,500
Echo Bay Mines Ltd.   18,400  122,143
Homestake Mining Co.   19,200  273,600
Newmont Mining Corp.   13,024  582,824
Placer Dome, Inc.   31,400  688,310
Santa Fe Pacific Gold Corp.   17,220  264,758
  3,477,970
RETAIL & WHOLESALE - 3.9%
APPAREL STORES - 0.3%
Charming Shoppes, Inc. (a)  13,700  69,356
Gap, Inc.   37,800  1,138,725
Limited, Inc. (The)  35,519  652,662
TJX Companies, Inc.   9,500  450,063
  2,310,806
DRUG STORES - 0.3%
CVS Corp.   13,800  570,975
Long Drug Stores, Inc.   2,700  132,638
Rite Aid Corp.   11,100  441,225
Walgreen Co.   32,300  1,292,000
  2,436,838
GENERAL MERCHANDISE STORES - 2.0%
Dayton Hudson Corp.   28,500  1,118,625
Dillard Department Stores, Inc. Class A  15,000  463,125
Federated Department Stores, Inc. (a)  27,400  935,025
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
GENERAL MERCHANDISE STORES - CONTINUED
K mart Corp.   64,000 $ 664,000
May Department Stores Co. (The)  32,900  1,538,075
Mercantile Stores Co., Inc.   4,900  241,938
Nordstrom, Inc.   10,600  375,638
Penney (J.C.) Co., Inc.   29,500  1,438,125
Price/Costco, Inc. (a)  25,839  649,205
Sears, Roebuck & Co.   51,400  2,370,825
Wal-Mart Stores, Inc.   301,600  6,899,100
Woolworth Corp. (a)  17,400  380,625
  17,074,306
GROCERY STORES - 0.5%
Albertson's, Inc.   33,200  1,182,750
American Stores Co.   19,100  780,713
Fleming Companies, Inc.   4,973  85,784
Giant Food, Inc. Class A  7,900  272,550
Great Atlantic & Pacific Tea Co., Inc.   5,100  162,563
Kroger Co. (The) (a)  16,600  771,900
Supervalu, Inc.   8,800  249,700
Winn-Dixie Stores, Inc.   20,000  632,500
  4,138,460
RETAIL & WHOLESALE, MISCELLANEOUS - 0.8%
Circuit City Stores, Inc.   12,800  385,600
Comcast Corp. Class A special  43,050  766,828
Home Depot, Inc. (The)  62,900  3,152,863
Lowe's Companies, Inc.   22,700  805,850
Tandy Corp.   7,900  347,600
Toys "R" Us, Inc. (a)  35,900  1,077,000
  6,535,741
TOTAL RETAIL & WHOLESALE   32,496,151
SERVICES - 0.6%
ADVERTISING - 0.1%
Interpublic Group of Companies, Inc.   10,800  513,000
LEASING & RENTAL - 0.0%
Ryder Systems, Inc.   10,600  298,125
PRINTING - 0.3%
Alco Standard Corp.   17,200  887,950
Deluxe Corp.   10,900  356,975
Donnelley (R.R.) & Sons Co.   20,200  633,775
Harland (John H.) Co.   4,100  135,300
Moore Corporation Ltd.   13,200  273,465
  2,287,465
SERVICES - 0.2%
Block (H&R), Inc.   13,500  391,500
Ecolab, Inc.   8,400  316,050
Jostens, Inc.   5,000  105,625
National Service Industries, Inc.   6,300  235,463
Service Corp. International  30,900  865,200
  1,913,838
TOTAL SERVICES   5,012,428
TECHNOLOGY - 12.3%
COMMUNICATIONS EQUIPMENT - 1.8%
Andrew Corp. (a)  7,875  417,867
Cabletron Systems, Inc. (a)  19,800  658,350
Cisco Systems, Inc. (a)  85,200  5,420,850
DSC Communications Corp. (a)  15,400  275,275
Lucent Technologies, Inc.   83,784  3,875,010

 SHARES VALUE (NOTE 1)
Northern Telecom Ltd.   33,900 $ 2,106,926
Tellabs, Inc. (a)  23,500  884,188
3Com Corp. (a)  22,100  1,621,588
  15,260,054
COMPUTER SERVICES & SOFTWARE - 3.1%
Autodesk, Inc.   6,100  170,800
Automatic Data Processing, Inc.   38,000  1,629,250
CUC International, Inc. (a)  51,675  1,227,281
Ceridian Corp. (a)  8,900  360,450
Computer Associates International, Inc.   47,975  2,386,756
Computer Sciences Corp. (a)  9,800  804,825
First Data Corp.   58,800  2,146,200
Microsoft Corp. (a)  157,200  12,988,650
Novell, Inc. (a)  46,500  440,297
Oracle Corp. (a)  86,100  3,594,675
Shared Medical Systems Corp.   3,000  147,750
  25,896,934
COMPUTERS & OFFICE EQUIPMENT - 3.7%
Amdahl Corp. (a)  15,800  191,575
Apple Computer, Inc.   16,300  340,263
Bay Networks, Inc. (a)  24,800  517,700
Compaq Computer Corp. (a)  35,500  2,635,875
Data General Corp. (a)  5,200  75,400
Dell Computer Corp. (a)  23,800  1,264,375
Digital Equipment Corp. (a)  20,500  745,688
EMC Corp. (a)  30,500  1,010,313
Hewlett-Packard Co.   134,500  6,758,625
Intergraph Corp. (a)  6,100  62,525
International Business Machines Corp.   69,300  10,464,300
Pitney Bowes, Inc.   19,700  1,073,650
Seagate Technology (a)  32,200  1,271,900
Silicon Graphics, Inc. (a)  22,700  578,850
Sun Microsystems, Inc. (a)  48,600  1,248,413
Tandem Computers, Inc. (a)  15,400  211,750
Unisys Corp. (a)  22,700  153,225
Xerox Corp.   42,800  2,252,350
  30,856,777
ELECTRONIC INSTRUMENTS - 0.3%
Applied Materials, Inc. (a)  23,500  844,531
Perkin-Elmer Corp.   5,800  341,475
Tektronix, Inc.   4,400  225,500
Thermo Electron Corp.   20,100  829,068
  2,240,574
ELECTRONICS - 2.9%
AMP, Inc.   28,796  1,105,047
Advanced Micro Devices, Inc. (a)  17,700  455,775
Intel Corp.   108,200  14,167,438
LSI Logic Corp. (a)  16,900  452,075
Micron Technology, Inc.   27,500  800,938
Motorola, Inc.   78,000  4,787,250
National Semiconductor Corp. (a)  18,100  441,188
Texas Instruments, Inc.   25,000  1,593,750
Thomas & Betts Corp.   5,300  235,188
  24,038,649
PHOTOGRAPHIC EQUIPMENT - 0.5%
Eastman Kodak Co.   44,200  3,547,050
Polaroid Corp.   5,900  256,650
  3,803,700
TOTAL TECHNOLOGY   102,096,688
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TRANSPORTATION - 1.1%
AIR TRANSPORTATION - 0.3%
AMR Corp. (a)  11,900 $ 1,048,688
Delta Air Lines, Inc.   10,300  730,013
Southwest Airlines Co.   19,100  422,588
USAir Group, Inc. (a)  8,300  194,013
  2,395,302
RAILROADS - 0.7%
Burlington Northern Santa Fe Corp.   20,218  1,746,330
CSX Corp.   27,738  1,171,931
Conrail, Inc.   10,600  1,056,025
Union Pacific Corp.   32,100  1,930,013
  5,904,299
TRUCKING & FREIGHT - 0.1%
Caliber System, Inc.   5,200  100,100
Consolidated Freightways Corp. (a)  2,850  25,294
Consolidated Freightways, Inc.   5,700  126,825
Federal Express Corp. (a)  14,900  663,050
  915,269
TOTAL TRANSPORTATION   9,214,870
UTILITIES - 9.6%
CELLULAR - 0.2%
AirTouch Communications, Inc. (a)  65,700  1,658,925
ELECTRIC UTILITY - 2.5%
American Electric Power Co., Inc.   24,700  1,015,788
Baltimore Gas & Electric Co.   19,500  521,625
Carolina Power & Light Co.   19,900  726,350
Central & South West Corp.   27,700  709,813
Consolidated Edison Co. of New York, Inc.   30,800  900,900
DTE Energy Co.   19,000  615,125
Dominion Resources, Inc.  23,300  897,050
Duke Power Co.   26,600  1,230,250
Edison International  57,700  1,146,788
Entergy Corp.  29,900  829,725
FPL Group, Inc.   24,200  1,113,200
GPU, Inc.   15,900  534,638
Houston Industries, Inc.   32,800  742,100
Niagara Mohawk Power Corp.  19,000  187,625
Northern States Power Co.  9,100  417,463
Ohio Edison Co.   20,000  455,000
PECO Energy Co.   29,200  737,300
PP&L Resources, Inc.   21,300  489,900
Pacific Gas & Electric Co.   54,700  1,148,700
PacifiCorp.   38,600  791,300
Public Service Enterprise Group, Inc.   32,200  877,450
Southern Co.   88,500  2,002,313
Texas Utilities Co.   29,600  1,206,200
Unicom Corp.   28,400  770,350
Union Electric Co.   13,500  519,750
  20,586,703
GAS - 0.8%
Columbia Gas System, Inc. (The)  7,300  464,463
Consolidated Natural Gas Co.   12,500  690,625
ENSERCH Corp.   9,000  207,000
Eastern Enterprises Co.   2,600  91,975
El Paso Natural Gas Co.  2,083  105,192
Enron Corp.   33,300  1,436,063
NICOR, Inc.   6,500  232,375
Noram Energy Corp.   18,157  279,441
ONEOK, Inc.   3,500  105,000
Pacific Enterprises  11,100  337,163
PanEnergy Corp.   19,900  895,500

 SHARES VALUE (NOTE 1)
Peoples Energy Corp.   4,500 $ 152,438
Sonat, Inc.   11,400  587,100
Williams Companies, Inc.   20,550  770,625
  6,354,960
TELEPHONE SERVICES - 6.1%
ALLTEL Corp.   25,000  784,375
AT&T Corp.   211,900  9,217,650
Ameritech Corp.  72,200  4,377,125
Bell Atlantic Corp.   57,500  3,723,125
BellSouth Corp.   130,600  5,272,975
Frontier Corp.   21,800  493,225
GTE Corp.   127,300  5,792,150
MCI Communications Corp.   90,500  2,958,219
NYNEX Corp.   57,700  2,776,813
Pacific Telesis Group  56,400  2,072,700
SBC Communications, Inc.   80,200  4,150,350
Sprint Corp.   56,700  2,260,913
U.S. West, Inc. (a)  62,700  2,022,075
U.S. West, Inc. (Media Group) (a)  82,200  1,520,700
WorldCom, Inc. (a)  111,100  2,895,544
  50,317,939
TOTAL UTILITIES   78,918,527
TOTAL COMMON STOCKS
 (Cost $648,485,937)   743,217,010
U.S. TREASURY OBLIGATIONS - 0.5%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
U.S. Treasury Bills, yields at date
 of purchase 5.06% to 5.40%,
 3/6/97 (b)
 (Cost $4,122,570) $ 4,200,000  4,163,460
CASH EQUIVALENTS - 9.8%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 6.75%, dated
 12/31/96 due 1/2/97  $ 81,298,476  81,268,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $733,876,507) $  828,648,470
FUTURES CONTRACTS
   EXPIRATION UNDERLYING FACE UNREALIZED
  DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
214 S&P 500 Index Contracts Mar. 1997 $ 79,661,500 $ (865,578)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 9.6%
LEGEND
1. Non-income producing
2. Security pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $4,163,460. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $498,627,105 and $60,621,879, respectively.
The market value of futures contracts opened and closed during the period amounted to $629,542,879 and $580,149,403, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $374 for the period (see
Note 4 of Notes to Financial Statements).
The fund participated in the interfund lending program as a lender. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $15,966,000 and $10,572,000, respectively. The weighted average interest rate was 5.42% (see Note 2 of Notes to Financial Statements).
INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $733,876,507. Net unrealized appreciation aggregated $94,771,963, of which $108,388,822 related to appreciated investment securities and $13,616,859 related to depreciated investment securities.
The fund hereby designates approximately $13,962,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase agreements of $81,268,000) (cost $733,876,507) -         $ 828,648,470
See accompanying schedule

Cash                                                                                                               359

Receivable for investments sold                                                                                     28,659,261

Receivable for fund shares sold                                                                                  3,319,301

Dividends receivable                                                                                                 1,274,804

Other receivables                                                                                                    146

 TOTAL ASSETS                                                                                                       861,902,341

LIABILITIES

Payable for investments purchased                                                                   $ 33,566,854

Payable for fund shares redeemed                                                                    3,271,797

Accrued management fee                                                                               87,009

Payable for daily variation on                                                                      1,635,565
futures contracts

Other payables and                                                                                   98,431
accrued expenses

 TOTAL LIABILITIES                                                                                                 38,659,656

NET ASSETS                                                                                                      $ 823,242,685

Net Assets consist of:

Paid in capital                                                                                                 $ 695,721,458

Undistributed net investment income                                                                               10,839,163

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                22,775,719

Net unrealized appreciation (depreciation) on investments                                                            93,906,345
and assets and liabilities in
foreign currencies

NET ASSETS, for 9,244,289                                                                                           $ 823,242,685
shares outstanding

NET ASSET VALUE, offering price                                                                                    $89.05
and redemption price per share ($823,242,685 (divided by) 9,244,289 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                                $ 9,687,701
Dividends

Interest                                                                          2,483,300

 TOTAL INCOME                                                                     12,171,001

EXPENSES

Management fee                                                     $ 1,346,765

Transfer agent fees                                                 371,637

Accounting fees and expenses                                        271,956

Non-interested trustees' compensation                               2,347

Custodian fees and expenses                                         43,234

Registration fees                                                   319

Audit                                                               44,006

Legal                                                               2,309

Miscellaneous                                                       1,443

 Total expenses before reductions                                   2,084,016

 Expense reductions                                                 (751,964      1,332,052
                                                                   )

NET INVESTMENT INCOME                                                             10,838,949

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              16,384,201

 Foreign currency transactions                                      124

 Futures contracts                                                  6,270,052     22,654,377

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              68,765,773

 Assets and liabilities in                                          (57
 foreign currencies                                                )

 Futures contracts                                                  (740,028      68,025,688
                                                                   )

NET GAIN (LOSS)                                                                   90,680,065

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 101,519,014

OTHER INFORMATION                                                                $ 313
 Expense reductions
 Directed brokerage arrangements

  Custodian interest credits                                                      1,380

  Transfer agent interest credits                                                 11,997

  FMR reimbursement                                                               738,274

                                                                                 $ 751,964


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1996           1995




Operations                                                                                       $ 10,838,949    $ 3,388,217
Net investment income

 Net realized gain (loss)                                                                         22,654,377      8,859,319

 Change in net unrealized appreciation (depreciation)                                             68,025,688      24,840,544

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   101,519,014     37,088,080

Distributions to shareholders                                                                      (3,387,922)     (1,038,071)
From net investment income

 From net realized gain                                                                            (8,711,800)     (125,271)

 In excess of net realized gain                                                                   -               (16,781)

 TOTAL DISTRIBUTIONS                                                                                 (12,099,722)    (1,180,123)

Share transactions                                                                                   568,794,744     176,225,141
Net proceeds from sales of shares

 Reinvestment of distributions                                                                       12,099,722      1,180,123

 Cost of shares redeemed                                                                             (92,770,768)    (18,914,447)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                             488,123,698     158,490,817

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                            577,542,990     194,398,774

NET ASSETS

 Beginning of period                                                                                 245,699,695     51,300,921

 End of period (including undistributed net investment income of $10,839,163 and $3,389,130,
respectively)                                                                                      $ 823,242,685   $ 245,699,695

OTHER INFORMATION
Shares

 Sold                                                                                               6,984,700       2,593,616

 Issued in reinvestment of distributions                                                             161,200         20,470

 Redeemed                                                                                           (1,146,896)     (281,351)

 Net increase (decrease)                                                                             5,999,004       2,332,735



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,                          AUGUST 27, 1992
                                                                            (COMMENCEMENT
                                                                            OF
                                                                            OPERATIONS) TO
                                                                            DECEMBER 31,

SELECTED PER-SHARE DATA   1996                       1995   1994   1993 D   1992





Net asset value, beginning of period                                  $ 75.71     $ 56.22     $ 55.74    $ 52.60    $ 50.00

Income from Investment Operations

 Net investment income                                                1.04        .85         1.14       1.31       .44

 Net realized and unrealized gain (loss)                              15.55       19.72       (.56)      3.80       2.71

 Total from investment operations                                     16.59       20.57       .58        5.11       3.15



Less Distributions

 From net investment income                                           (.91)       (.95)       -          (1.28)     (.47)

 From net realized gain                                               (2.34)      (.11)       (.10)      (.60)      (.08)

 In excess of net realized gain                                       -           (.02)       -          (.09)      -

 Total distributions                                                  (3.25)      (1.08)      (.10)      (1.97)     (.55)

Net asset value, end of period                                        $ 89.05     $ 75.71     $ 56.22    $ 55.74    $ 52.60

TOTAL RETURN B, C                                                     22.71%      37.19%      1.04%      9.74%      6.31%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                               $ 823,243   $ 245,700   $ 51,301   $ 25,153   $ 17,961

Ratio of expenses to average net assets                               .28%        .28%        .28%       .28%       .28% A,
                                                                      E           E           E          E          E

Ratio of net investment income to average net assets                  2.26%       2.70%       2.81%      2.65%      2.89% A

Portfolio turnover rate                                               14%         16%         2%         9%         0%

Average commission rate F                                             $ .0315

A ANNUALIZED B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
 ANNUALIZED. TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR
INSURANCE COMPANY'S
SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL
RETURNS SHOWN. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS). D EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT
OF POSITION 93-2,
"DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF
INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT
COMPANIES." AS A
RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. E FMR AGREED TO
REIMBURSE A PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS). F FOR
FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH COMMISSIONS
ARE CHARGED.  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND
TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
WHERE TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Index 500 Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS - CONTINUED
at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above. INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's schedule of investments.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in interest rates and currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end, is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities) and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a fee that is computed daily at an annual rate of .28% of the fund's average net assets.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .08% of average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .28% of average net assets.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses.
For the period, the reduction under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
6. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investment Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 43% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 10% or more of the total outstanding shares of the fund, totaling 10%.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund II and the Shareholders of Index 500 Portfolio:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Index 500 Portfolio (a fund of Variable Insurance Products Fund II) at December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Index 500 Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
February 10, 1997
DISTRIBUTIONS


The Board of Trustees of Index 500 Portfolio voted to pay on February 7, 1997, to shareholders of record at the opening of business on February 7, 1997, a distribution of $2.09 per share derived from capital gains realized from sales of portfolio securities and a dividend of $1.03 per share from net investment income.


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
Jennifer G. Farrelly, VICE PRESIDENT
William J. Hayes, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co., Boston, MA
* INDEPENDENT TRUSTEES


(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND II: ASSET MANAGER PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



MARKET ENVIRONMENT                       3    A review of what happened in world markets
                                              during the last year.

PERFORMANCE                              4    How the fund has done over time.

FUND TALK                                5    The managers' review of fund performance, strategy
                                              and outlook.

ADDITIONAL INTERVIEW ON POLICY CHANGES   7    A discussion of recent changes to
                                              VIP II: Asset Manager

INVESTMENTS                              8    A complete list of the fund's investments with their
                                              market values.

FINANCIAL STATEMENTS                     19   Statements of assets and liabilities, operations, and
                                              changes in net assets, as well as financial highlights.

NOTES                                    21   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS        24   The auditors' opinion.

DISTRIBUTIONS                            25



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets posted positive returns in 1996, aided by moderate growth and low inflation. Sustained corporate earnings growth and a favorable interest rate environment also proved beneficial. Japan, however, was the major exception as an underperforming stock market and a weak yen undermined returns for U.S.-based investors. The strongest gains came from the often-volatile emerging bond markets in 1996, while performance of the bond markets of developed countries was mixed.
U.S. STOCK MARKETS
The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 22.96% for the 12 months that ended December 31, 1996, well above the index's long-term average annual return of about 12%. The Russell 2000 Index - a measure of small stock performance - rose 16.49%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 28.70%, closing above 6500 for the first time in November.
The U.S. stock market spent much of the past year breaking price and trading volume records. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks in an environment where it was sometimes difficult to discern the health of the economy.
Most industry sectors experienced positive, if not strong performance. At mid-year, technology stocks suffered from a sell-off sparked by fears that company earnings were weakening. Nevertheless, this sector proved to be the strongest in the U.S. market in 1996. Earnings surprises and positive earnings projections were the main drivers of solid performance, especially among semiconductor manufacturers, companies that make disk drives and monitors, and software firms. Even though consensus estimates pointed toward increases in short-term interest rates by the Fed, financial stocks
- usually sensitive to changes in interest rates - shrugged off this concern and posted solid performance based on low interest rates and positive business prospects. Energy stocks reaped the benefits of higher-than-expected energy prices, which resulted in part from the delayed re-entry of Iraq into the world market. Uncertainty over the direction of the economy benefited consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks, as these companies tend to post steady earnings growth in many economic environments.
Utilities stocks struggled in 1996 for two reasons. First, and most important, uncertainty over the direction and form of deregulation in the sector tended to diminish investor interest. Second, stocks in the sector tend to move in concert with bonds, which lagged due to periodic inflation fears and confusing economic signals. Stocks in the telecommunications field especially were affected by uncertainty over legislation signed into law in February 1996. Biotechnology issues had a hard time recovering from a correction in stock prices from overvalued levels that they experienced earlier in 1996. Cyclical stocks - those that usually rise and fall with the economy - posted mixed results that largely depended on the outlook for companies in the specific sector rather than the direction of the economy. FOREIGN STOCK MARKETS
Foreign stock markets posted mixed results in 1996. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australia and the Far East - returned 6.05% in 1996. Europe posted the most consistently strong equity markets due to stronger economic growth, lower interest rates, higher corporate earnings, the relative weakness of the continent's major currencies and a new emphasis on shareholder friendliness by many of the region's corporations. The MSCI Europe Index was up 21.09% in 1996. The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. The Tokyo Stock Exchange TOPIX Total Return Index was off 16.26%. Emerging market equity performance ran the gamut from negative to positive, with the MSCI Emerging Markets Free Index returning 6.03% for 1996. While Hong Kong was a top performer - benefiting from the rising value of the property sector, solid economic growth and stable interest rates - other Asian markets posted mixed returns as concerns rose over declining export growth in the region. Latin America enjoyed a strong first half, but faded toward the end of 1996 due to low domestic savings rates and inefficient governments, among other factors. U.S. BOND MARKETS
Uncertainty over the direction of the economy led to mixed performance in U.S. bond markets in 1996. For the year, the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. taxable bond market
- posted a total return of 3.63%. Stronger-than-expected economic signals rattled the bond market in the early spring. Investors spent most of the summer anticipating a short-term interest rate increase by the Federal Reserve Board. However, the Fed neither raised nor lowered rates through the end of 1996. Interest rates responded to the Fed's inaction by falling during much of October and November. In December, though, bond prices dropped due to inflation concerns, stronger-than-expected economic data and comments by Fed Chairman Alan Greenspan that the stock markets may be overvalued.
FOREIGN BOND MARKETS
While low inflation and moderate growth helped provide a positive backdrop for most bond markets in 1996, performance in overseas bond markets was mixed. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 3.62% for the 12 months that ended December 31, 1996. In Europe, focus centered on the continuing progress toward the European Monetary Union (EMU). Attractive opportunities arose as countries worked to meet the requirements for joining the EMU. However, Germany and Japan - two of the larger components of the Salomon Brothers World Government Bond Index - experienced currency problems that hurt returns. In stark contrast to the developed world, the often-volatile emerging debt markets enjoyed a particularly strong year, helped by inflows of foreign capital, low interest rates and the implementation of country-specific reforms - especially in Latin America. The J.P. Morgan Emerging Markets Bond Index - of which Latin America is a large component - posted a return of 34.16% during the period.
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1996    PAST 1   PAST 5   LIFE OF
                                   YEAR     YEARS    FUND

Asset Manager                      14.60%   11.26%   11.69%

S&P 500 (registered trademark)     22.96%   15.22%   13.93%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare the fund's returns to those of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how
it will do tomorrow. The stock market, for example,
has a history of growth in the long run and volatility
in the short run. In turn, the share price and return
of a fund that invests in stocks will vary. That
means if you sell your shares during a market
downturn, you might lose money. But if you can
ride out the market's ups and downs, you may
have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, September 6, 1989.
If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total return figures would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19960930 19961009 151627 S00000000000001
             VIP II:Asset Manage         S&P500                      Fid.
Composite Index
             00228                       SP001                       F0001

  1989/09/30      10000.00                    10000.00
10000.00
  1989/10/31      10020.02                     9768.00
10057.20
  1989/11/30      10060.06                     9967.27
10176.98
  1989/12/31      10091.09                    10206.48
10276.92
  1990/01/31       9868.42                     9521.63
10029.14
  1990/02/28       9969.64                     9644.46
10093.23
  1990/03/31      10050.61                     9900.03
10192.55
  1990/04/30       9919.03                     9652.53
10098.47
  1990/05/31      10425.10                    10593.65
10527.96
  1990/06/30      10506.07                    10521.62
10593.55
  1990/07/31      10485.83                    10487.95
10658.17
  1990/08/31      10141.70                     9539.84
10328.51
  1990/09/30       9929.15                     9075.25
10236.17
  1990/10/31       9979.76                     9036.22
10309.57
  1990/11/30      10465.59                     9619.96
10618.75
  1990/12/31      10769.23                     9888.36
10792.69
  1991/01/31      11284.56                    10319.49
10998.50
  1991/02/28      11726.26                    11057.34
11273.90
  1991/03/31      11915.56                    11324.93
11396.34
  1991/04/30      12094.35                    11352.11
11471.10
  1991/05/31      12367.79                    11842.52
11653.26
  1991/06/30      12146.94                    11300.13
11502.23
  1991/07/31      12451.92                    11826.72
11733.43
  1991/08/31      12704.33                    12107.01
11942.28
  1991/09/30      12777.94                    11904.82
11999.01
  1991/10/31      12862.08                    12064.35
12105.80
  1991/11/30      12651.74                    11578.15
12022.39
  1991/12/31      13198.62                    12902.69
12614.73
  1992/01/31      13366.89                    12662.70
12476.86
  1992/02/29      13626.47                    12827.32
12556.58
  1992/03/31      13593.27                    12577.19
12465.80
  1992/04/30      13792.52                    12946.96
12619.13
  1992/05/31      13936.42                    13010.40
12743.05
  1992/06/30      13925.35                    12816.54
12748.65
  1992/07/31      14157.81                    13340.74
13094.91
  1992/08/31      14113.53                    13067.25
13044.62
  1992/09/30      14202.09                    13221.45
13188.90
  1992/10/31      14224.22                    13267.72
13136.41
  1992/11/30      14534.17                    13720.15
13311.65
  1992/12/31      14744.49                    13888.91
13474.85
  1993/01/31      15010.15                    14005.57
13643.28
  1993/02/28      15150.92                    14196.05
13833.47
  1993/03/31      15579.83                    14495.59
13975.40
  1993/04/30      15672.57                    14144.79
13890.43
  1993/05/31      15939.19                    14523.87
14039.61
  1993/06/30      16066.70                    14565.99
14188.71
  1993/07/31      16263.77                    14507.73
14206.88
  1993/08/31      16739.04                    15057.57
14556.36
  1993/09/30      16750.64                    14941.63
14541.52
  1993/10/31      17202.73                    15250.92
14691.00
  1993/11/30      17179.54                    15106.04
14577.88
  1993/12/31      17875.07                    15288.82
14678.76
  1994/01/31      18443.09                    15808.64
14967.05
  1994/02/28      17857.33                    15380.23
14683.28
  1994/03/31      17017.99                    14709.65
14303.86
  1994/04/30      17030.15                    14897.93
14341.05
  1994/05/31      17176.13                    15142.26
14437.71
  1994/06/30      16847.69                    14771.27
14293.33
  1994/07/31      17139.63                    15255.77
14595.21
  1994/08/31      17541.06                    15881.26
14846.54
  1994/09/30      17334.15                    15492.17
14628.89
  1994/10/31      17419.36                    15840.74
14769.03
  1994/11/30      17163.73                    15263.82
14554.47
  1994/12/31      16786.37                    15490.18
14689.71
  1995/01/31      16676.82                    15891.84
14964.29
  1995/02/28      16946.97                    16511.15
15338.22
  1995/03/31      17170.77                    16998.39
15572.95
  1995/04/30      17444.31                    17498.99
15852.95
  1995/05/31      17668.12                    18198.43
16378.13
  1995/06/30      17817.32                    18621.18
16597.47
  1995/07/31      18451.43                    19238.66
16808.98
  1995/08/31      18675.24                    19286.95
16919.65
  1995/09/30      18911.47                    20100.85
17285.46
  1995/10/31      18662.80                    20029.09
17383.85
  1995/11/30      19147.71                    20908.37
17812.18
  1995/12/31      19632.62                    21311.07
18067.68
  1996/01/31      20055.36                    22036.50
18375.48
  1996/02/29      20001.35                    22240.77
18308.01
  1996/03/31      20213.99                    22454.95
18330.20
  1996/04/30      20426.62                    22785.94
18406.38
  1996/05/31      20586.10                    23373.59
18600.31
  1996/06/30      20772.16                    23462.64
18738.77
  1996/07/31      20426.62                    22426.06
18441.72
  1996/08/31      20466.49                    22899.03
18598.03
  1996/09/30      21210.73                    24187.79
19154.71
  1996/10/31      21755.62                    24854.88
19551.44
  1996/11/30      22832.10                    26733.66
20294.32
  1996/12/31      22499.85                    26204.07
20067.35
IMATRL PRASUN   SHR__CHT 19960930 19961009 151629 R00000000000123

Let's say hypothetically that $10,000 was invested in Asset Manager Portfolio on September 30, 1989, shortly after the fund started. By December 31, 1996, the value of the investment would have grown to $22,500
- a 125.00% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500, which would have grown to $26,204 over the same period - a 162.04% increase on the initial investment.
You can also look at how the Fidelity Composite Index did over the same period. The composite index combines the cumulative total returns of three unmanaged indexes - the S&P 500 (162.04%), Lehman Brothers Aggregate Bond Index (84.18%), and the Salomon Brothers 3-month T-Bill Total Rate of Return Index (44.16%) - according to the fund's neutral mix,* assuming monthly rebalancing. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $20,067 - a 100.67% increase.
* 50% STOCKS, 40% BONDS AND 10% SHORT-TERM INSTRUMENTS EFFECTIVE JANUARY 1, 1997; 40%, 40% AND 20%, RESPECTIVELY, BETWEEN JUNE 1, 1992 AND DECEMBER 31, 1996; 30%, 40% AND 30%, RESPECTIVELY, PRIOR TO JUNE 1, 1992.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1996
                                        % OF FUND'S
                                        INVESTMENT
                                        S

Philip Morris Companies, Inc.           4.6

Federal National Mortgage Association   4.3

General Motors Corp.                    2.5

Compaq Computer Corp.                   1.9

International Business Machines Corp.   1.9

TOP FIVE BOND ISSUERS AS OF DECEMBER 31, 1996
(WITH MATURITIES MORE THAN ONE YEAR)        % OF FUND'S
                                            INVESTMENT
                                            S

U.S. Treasury Obligations                   19.0

Federal National Mortgage Association       4.5

Government National Mortgage Association    2.3

Federal Home Loan Mortgage Corporation      1.6

Federal Home Loan Bank                      0.5

ASSET ALLOCATION AS OF DECEMBER 31, 1996*
Row: 1, Col: 1, Value: 7.7
Row: 1, Col: 2, Value: 44.9
Row: 1, Col: 3, Value: 47.4
Stocks  47.4%
Bonds  44.9%
Short-term investments 7.7%
FOREIGN INVESTMENTS  11.6%
*



 % OF FUND'S INVESTMENTS

VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW



An interview with Richard Habermann (center), Portfolio Manager of Asset Manager Portfolio, as well as George Vanderheiden (left) and Michael Gray, sub-managers for stocks and bonds, respectively
Q. HOW DID THE FUND PERFORM, DICK?
D.H. The fund continued to lag the stock market somewhat during the period. That's not altogether surprising, however, since the fund invests in both stocks and bonds, and stocks markedly outperformed bonds over the past year. The Standard & Poor's 500 Index had a total return of 22.96% for the 12 months that ended December 31, 1996. The fund benefited most from the performance of its equity investments, and performed in line with other flexible portfolios and with our expectations following a repositioning of the fund that we executed earlier in the year.
Q. CAN YOU ELABORATE ON THIS REPOSITIONING?
D.H. On the bond side, we focused on investment-grade, dollar-denominated securities, bringing the bond portfolio's duration - its sensitivity to changes in interest rates - in line with the bond market average as represented by the Lehman Brothers Aggregate Index. Our stock selection emphasized large-capitalization stocks whose dividend yields were slightly higher than that of the market. Fortunately, these kinds of stocks provided very strong performance in 1996.
Q. WHAT WAS THE FUND'S ASSET MIX AT THE END OF THE PERIOD?
D.H. We aimed to bring the fund in line with the new neutral mix we have developed for the fund. As a result, the fund had about 47% in stocks, 45% in bonds and 8% in short-term money market securities. For more information on this policy change, please refer to the additional interview that follows.
Q. WHAT HAS YOUR ASSET ALLOCATION STRATEGY BEEN OVER THE PAST SIX MONTHS? D.H. We've kept the stock weighting fairly steady over that period. As I said, stocks performed very well. Stock prices rebounded starting in July, after it became evident that some negative corporate earnings reports were not indicative of the state of the overall market. A benign economic and interest rate environment helped stocks maintain their momentum through the last three months of the year. Federal Reserve Board Chairman Alan Greenspan's comments about the market's exuberance caused some short-term volatility in December, but the stock market rebounded fairly quickly. There were times when we added to the fixed-income component, buying bonds when they became undervalued during periods of market duress. Periodically, economic data that some feared signaled impending inflation shook the market. Inflation is a negative influence on bond investing because it erodes the value of a bond's fixed payments. We added to the fund's position in investment-grade bonds when their prices fell and their yields rose in response to the economic data, enabling us to lock in higher yields on our new fixed-income investments. When yields subsequently fell, the value of the fixed-income investments we purchased earlier increased.
Q. TURNING TO YOU, GEORGE, WHAT STOCK-PICKING STRATEGIES HAVE YOU PURSUED? G.V. I've sought to minimize the risk in the stock holdings because I considered stock market valuations to be high on a historical basis. As a result, I've pursued two strategies - growth at a reasonable price and vulture investing. I have always felt the most prudent way to buy growth stocks is to get as much total return, meaning stock appreciation plus dividend yield, for as small a price as possible. The price you pay for a growth stock is reflected in its price-to-earnings ratio, or how much times earnings the market thinks that stock is worth. To give an example, both Philip Morris and Coca-Cola are growth stocks with each having grown its earnings per share at an 18% growth rate over the past 10 years. Assuming they can sustain similar growth rates in the future, Philip Morris would have a higher total return because its dividend yield is 5%, whereas Coke's is 1%. But look at what the market was paying for each stock's total return at the beginning of October. Coke was at around $51 and the consensus estimate for its earnings per share was $1.40 for 1996, thereby producing a price-to-earnings ratio of 36 times. Philip Morris, on the other hand, was at $93 with a consensus earnings-per-share estimate of $7.70 for 1996, thereby producing a price-to-earnings ratio of 12 times. Litigation concerns have been dragging down Philip Morris' ratio, but these worries have been around for 15 years and this was the biggest gap between the two companies' price-to-earnings ratios. That's why I invested in Philip Morris and not Coca-Cola.
Q. WHAT DO YOU MEAN BY VULTURE INVESTING?
G.V. Occasionally bad things happen to good stocks. Quality growth stocks may stumble temporarily due to new product introductions, too much inventory or manufacturing problems that cause a disappointment in quarterly earnings. If these are truly temporary occurrences, they can be wonderful opportunities to buy a stock or sector when prices are down. For example, in January 1996, Intel's price had dropped to $50 from $75 months before as concerns developed over its receivables with Packard Bell. Nine months later the stock had increased substantially. Buying a sector with good long-term fundamentals after it has suffered a big decline can mitigate risk and enhance the ultimate upside gain. However, it does require patience.
Q. MICHAEL, WHERE HAVE YOU FOUND OPPORTUNITIES IN THE BOND PORTFOLIO?
M.G. I've increased the fund's investments in bonds that offered a yield advantage over Treasuries - agency issues, mortgage-backed securities and corporate bonds.
Q. WHAT MADE CORPORATE BONDS MORE ATTRACTIVE?
M.G. As Dick said, they became more attractive earlier in the period. In addition, for most of the period, the fundamental outlook for corporations was favorable. That is, business prospects appeared to improve. The best indicator of a favorable corporate environment has been a strong stock market. This strength showed that corporations were doing well and that investors were comfortable with prospects as they drove up stock prices. Part of that optimism was a function of the economic environment, which has been fairly positive. Despite the bond market's inflation fears in the spring, the economy looked as if it was growing, while inflation remained under control. Moderate growth with low inflation is a good recipe for corporations. In addition, there was a limited supply of new corporate issues, along with fairly strong demand. Many investors were looking for added yield, and there wasn't much to buy in the way of corporate bonds. This backdrop helped corporate bonds post strong price gains on a relative basis.
Q. WERE THERE OTHER TYPES OF BONDS THAT WERE ATTRACTIVE TO YOU?
M.G. I was attracted to Yankee bonds. These are dollar-denominated bonds issued in the U.S. by foreign banks, governments and corporations. They tend to trade more cheaply than other bonds with similar credit ratings and often don't drop in price as quickly as corporate bonds when bad news affects the issuer.
Q. WHAT KINDS OF MORTGAGE-BACKED SECURITIES DID YOU FAVOR?
M.G. When rates rose earlier in the period, I bought mortgage-backed securities that were selling at a discount. In general, I sought securities that I thought would be less susceptible to changes in interest rates than other choices in the mortgage-backed sector. Mortgage-backed securities tend not to perform well if rates go up or down sharply, so I looked for those bonds that by the nature of their structure would be less sensitive to interest rate changes. Those securities tended to be in 15-year and 30-year mortgages that were selling at a discount.
Q. TURNING BACK TO YOU, DICK, WHAT'S YOUR OUTLOOK?
D.H. Twice this year, there has been real excitement in the stock market, in July and December. Both occasions were related to concerns about earnings. Going forward, I think we'll find more risk in the markets. Sometimes people tend to forget that stocks, most importantly, are stocks of COMPANIES. So what we've been trying to do is to spend a lot of time listening to companies and trying to get a sense of what's going on. There might be a pick-up in the economy to sustain earnings, but in the short term, earnings disappointments will hit a stock hard. The stocks and markets that have done poorly are those that haven't met expectations. If the low-interest, low-inflation environment continues, earnings will be more crucial. That is, because of lower interest rates, there will be more of a reaction when earnings don't meet expectations. In addition, stock prices will be more sensitive to any changes in interest rates. As for fixed-income, we'll continue to keep an eye on the strength of the economy and to look for value in the various sectors of the market.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
NOTE TO SHAREHOLDERS: Charles Morrison became sub-manager for bonds on February 3, 1997, after the period ended.


FUND FACTS
GOAL: maximum total return over the long term by allocating assets among stocks, bonds and short-term instruments anywhere in the world
START DATE: September 6, 1989
SIZE: as of December 31, 1996, more than $3.6 billion
MANAGER: Richard Habermann, since March
1996; joined Fidelity in 1968
(checkmark)
ADDITIONAL INTERVIEW ON POLICY CHANGES


NOTE TO SHAREHOLDERS: Beginning on December 1, 1996, Asset Manager Portfolio's neutral mix of investments changed, and there was a change in how bonds and short-term instruments are classified. In the following additional interview segment, Portfolio Manager Dick Habermann discusses these changes.
Q. WE UNDERSTAND THAT THE FUND'S NEUTRAL ALLOCATION PERCENTAGES CHANGED. CAN YOU EXPLAIN?
A. Yes. Asset Manager's neutral mix - which represents how the fund's investments are allocated, on average, over the long term - was 40% stocks, 40% bonds and 20% short-term instruments. Under a new policy approved by the fund's Board of Trustees, the neutral mix is now 50% stocks, 40% bonds and 10% short-term/money market instruments. As always, this allocation will vary over short-term periods as fund management makes gradual adjustments to the portfolio's holdings - within defined ranges - based on the current outlook for the different markets. The neutral mix is designed to establish a general direction for the fund and communicate the expected posture of the fund going forward.
Q. WHAT DO THESE CHANGES MEAN?
A. The most significant impact of the changes is a 10% increase in the fund's equity allocation and a reduction in the fixed-income classes. The other changes to the bond and short-term positions are mainly a redefinition of the dividing line of short-term securities and longer-term bonds.
Q. SO YOU ALSO CHANGED THE DEFINITION OF "SHORT-TERM" FOR THE PURPOSES OF HOW THE FUND LOOKS AT ITS ALLOCATIONS . . .
A. The short-term asset class in the fund included all bonds and short-term instruments with maturities of three years or less. Under our new definition, we now move most securities with one to three years remaining maturity into the bond class, leaving shorter-term instruments in a newly named "short-term/money market" class. This class, in general, will include securities with remaining maturities of 12 months or less and securities with comparable interest rate sensitivity. In addition to redefining the bond and short-term class, we also assigned a manager to the short-term/money market part of the fund: John Todd, a veteran manager in our money market fund group who has been with Fidelity since 1981.
Q. WHY DID YOU MAKE THESE CHANGES?
A. With the changes in the management structure, we thought it was a good time to reassess the neutral mix based on what we learned since we launched the first Asset Manager fund in 1988.
One thing we found is that stocks have continued to provide superior returns relative to both intermediate and long term bonds. At the same time, the volatility of stocks and bonds by some measures has been converging. Based on this comparison and other factors we evaluated, we believe the fund can modestly increase its allocation to equities and thus its potential return without unduly affecting its volatility.
Shareholders should remember that these allocations simply represent a neutral mix. Because the fund is actively managed, allocations will change based on the market environment. The allocation ranges for each asset class have been modified to accommodate the change in the neutral mix.
Q. AND WHY DID YOU REDEFINE THE SHORT-TERM CLASS AND ADD A SUB-MANAGER?
A. We believe that actively managing the short-term part of the portfolio more like a money market fund will help to make this category more stable. Additionally, this redefinition is in line with the way Fidelity looks at fixed-income asset classes across our funds.
Q. WILL THESE CHANGES HAVE ANY IMPACT ON THE LEVEL OF FOREIGN SECURITIES HELD IN THE FUND?
A. Because part of the fund's goal is to produce high total return over the long-term through diversification, foreign investments will continue to play a role in the fund. However, we are more likely to seek investment opportunities first in domestic markets. For example, foreign holdings were down to about 12% at the end of the period, compared with 19% six months before that. That said, we have removed the limit on foreign investment in order to standardize policy with other funds.
Q. HOW HAVE YOU BROUGHT THE FUND IN LINE WITH THE NEW POLICIES?
A. We have been making gradual changes so that at the start of 1997, the fund's neutral allocation mix and holdings are where we want them. Shareholders should keep in mind that we're continually fine-tuning the fund within its prospectus parameters to achieve the best risk-reward ratio, so making changes over the next month won't be unusual.
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 47.1%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 0.6%
AEROSPACE & DEFENSE - 0.3%
Boeing Co.   92,800 $ 9,871,600
Gulfstream Aerospace Corp. (a)  46,700  1,132,475
  11,004,075
DEFENSE ELECTRONICS - 0.3%
Raytheon Co.   256,800  12,358,500
TOTAL AEROSPACE & DEFENSE   23,362,575
BASIC INDUSTRIES - 2.4%
CHEMICALS & PLASTICS - 1.6%
Air Products & Chemicals, Inc.   61,200  4,230,450
du Pont (E.I.) de Nemours & Co.   423,900  40,005,563
Raychem Corp.   95,800  7,675,975
Union Carbide Corp.   190,000  7,766,250
  59,678,238
METALS & MINING - 0.1%
Reynolds Metals Co.   33,300  1,877,288
PACKAGING & CONTAINERS - 0.1%
Owens-Illinois, Inc. (a)  59,500  1,353,625
Tupperware Corp.   45,300  2,429,213
  3,782,838
PAPER & FOREST PRODUCTS - 0.6%
Boise Cascade Corp.   126,700  4,022,725
Champion International Corp.   204,300  8,835,975
International Paper Co.   108,500  4,380,688
Temple-Inland, Inc.   36,900  1,997,213
Willamette Industries, Inc.   23,800  1,657,075
  20,893,676
TOTAL BASIC INDUSTRIES   86,232,040
CONSTRUCTION & REAL ESTATE - 0.5%
CONSTRUCTION - 0.4%
Centex Corp.   102,200  3,845,275
DR Horton, Inc.  123,224  1,340,061
Fleetwood Enterprises, Inc.   296,181  8,144,978
Kaufman & Broad Home Corp.   150,700  1,940,263
Lennar Corp.   4,600  125,350
U.S. Home Corp. (a)  18,000  468,000
  15,863,927
ENGINEERING - 0.1%
Fluor Corp.   63,400  3,978,350
TOTAL CONSTRUCTION & REAL ESTATE   19,842,277
DURABLES - 4.0%
AUTOS, TIRES, & ACCESSORIES - 3.8%
Cummins Engine Co., Inc.   82,400  3,790,400
Dana Corp.   82,300  2,685,038
Discount Auto Parts, Inc. (a)  47,800  1,117,325
Federal-Mogul Corp.   108,800  2,393,600
General Motors Corp.   1,604,990  89,478,193
Goodyear Tire & Rubber Co.   48,400  2,486,550
Honda Motor Co. Ltd.   397,000  11,333,075
Magna International, Inc. Class A  247,000  13,738,739
Superior Industries International, Inc.   116,900  2,703,313
Volvo AB Class B  336,300  7,389,159
  137,115,392
CONSUMER ELECTRONICS - 0.1%
Newell Co.   100,000  3,150,000
Whirlpool Corp.   22,100  1,030,413
  4,180,413

 SHARES VALUE (NOTE 1)
TEXTILES & APPAREL - 0.1%
Burlington Industries, Inc. (a)  315,900 $ 3,474,900
TOTAL DURABLES   144,770,705
ENERGY - 4.3%
ENERGY SERVICES - 0.1%
McDermott International, Inc.   208,900  3,472,963
OIL & GAS - 4.2%
Amerada Hess Corp.   98,200  5,683,325
Anadarko Petroleum Corp.   13,900  900,025
Atlantic Richfield Co.   145,900  19,331,750
British Petroleum PLC ADR  178,178  25,189,915
Burlington Resources, Inc.   216,400  10,901,150
Canada Occidental Petroleum Ltd.   227,700  3,662,534
Elf Aquitaine SA sponsored ADR  50,700  2,294,175
Enron Oil & Gas Co.   15,000  378,750
Kerr-McGee Corp.   47,600  3,427,200
Noble Affiliates, Inc.   23,600  1,129,850
Occidental Petroleum Corp.   145,600  3,403,400
Royal Dutch Petroleum Co.:
 ADR  275,700  47,075,775
 Ord.   29,800  5,222,716
Santa Fe Energy Resources, Inc. (a)  149,100  2,068,763
Sun Co., Inc.   142,800  3,480,750
Tosco Corp.   154,500  12,224,813
Total SA:
 Class B  19,733  1,604,494
 sponsored ADR  56,437  2,271,589
Ultramar Diamond Shamrock Corp.   5,500  173,938
Union Pacific Resources Group, Inc.   39,500  1,155,375
  151,580,287
TOTAL ENERGY   155,053,250
FINANCE - 10.1%
BANKS - 1.2%
Canadian Imperial Bank of Commerce  18,700  824,609
Fleet Financial Group, Inc.   700,000  34,912,500
Nations Bank Corp.   39,800  3,890,450
State Street Boston Corp.   42,900  2,767,050
  42,394,609
CLOSED END INVESTMENT COMPANY - 0.1%
First NIS Regional Fund (a)  200,000  2,200,000
CREDIT & OTHER FINANCE - 0.0%
Transamerica Corp.   15,700  1,240,300
FEDERAL SPONSORED CREDIT - 5.8%
Federal Home Loan Mortgage
 Corporation  497,200  54,754,150
Federal National Mortgage
 Association  4,176,290  155,566,803
  210,320,953
INSURANCE - 2.7%
AFLAC, Inc.   81,300  3,475,575
Allmerica Financial Corp.   110,700  3,708,450
Allstate Corp.   543,100  31,431,913
American International Group, Inc.   193,700  20,968,025
CIGNA Corp.   10,200  1,393,575
Equitable of Iowa Companies  12,400  568,850
General Re Corp.   91,200  14,386,800
Loews Corp.   19,400  1,828,450
MGIC Investment Corp.   25,200  1,915,200
Provident Companies, Inc.   8,800  425,700
Providian Corp.   184,700  9,488,963
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
INSURANCE - CONTINUED
Reliastar Financial Corp.   14,500 $ 837,375
Torchmark Corp.   112,700  5,691,350
Travelers/Aetna Property Casualty Corp.
 Class A  28,300  1,001,113
UNUM Corp.   10,400  751,400
  97,872,739
SAVINGS & LOANS - 0.2%
Golden West Financial Corp.   113,900  7,189,938
SECURITIES INDUSTRY - 0.1%
United Asset Management Corp.   219,500  5,844,188
TOTAL FINANCE   367,062,727
HEALTH - 2.6%
DRUGS & PHARMACEUTICALS - 0.6%
Astra AB Class A Free shares  175,400  8,629,609
Novartis AG (Reg.)  3,300  3,771,077
Pharmacia & Upjohn, Inc.   15,900  630,038
Schering-Plough Corp.   130,400  8,443,400
  21,474,124
MEDICAL EQUIPMENT & SUPPLIES - 0.1%
Allegiance Corp.   16,580  458,023
Baxter International, Inc.   32,400  1,328,400
Biomet, Inc.   193,000  2,919,125
  4,705,548
MEDICAL FACILITIES MANAGEMENT - 1.9%
Columbia/HCA Healthcare Corp.   1,390,150  56,648,613
Humana, Inc. (a)  194,000  3,710,250
Tenet Healthcare Corp. (a)  211,100  4,617,813
United HealthCare Corp.   49,000  2,205,000
  67,181,676
TOTAL HEALTH   93,361,348
HOLDING COMPANIES - 0.1%
U.S. Industries, Inc. (a)  62,800  2,158,750
INDUSTRIAL MACHINERY & EQUIPMENT - 1.0%
ELECTRICAL EQUIPMENT - 0.5%
Emerson Electric Co.   24,200  2,341,350
General Electric Co.   91,800  9,076,725
Scientific-Atlanta, Inc.   61,000  915,000
Sensormatic Electronics Corp.   59,900  1,003,325
Westinghouse Electric Corp.   153,900  3,058,763
  16,395,163
INDUSTRIAL MACHINERY & EQUIPMENT - 0.3%
Caterpillar, Inc.   141,600  10,655,400
Dover Corp.   12,000  603,000
Illinois Tool Works, Inc.   3,600  287,550
Kaydon Corp.   900  42,413
Kennametal, Inc.   1,517  58,973
  11,647,336
POLLUTION CONTROL - 0.2%
Browning-Ferris Industries, Inc.   258,200  6,777,750
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   34,820,249
MEDIA & LEISURE - 0.9%
BROADCASTING - 0.0%
CS Wireless Systems, Inc. (a)(c)  47  -
HSN, Inc. (a)  29,745  706,444
  706,444

 SHARES VALUE (NOTE 1)
ENTERTAINMENT - 0.1%
Cedar Fair LP (depositary unit)  8,400 $ 310,800
Royal Carribean Cruises Ltd.   53,800  1,257,575
  1,568,375
LEISURE DURABLES & TOYS - 0.4%
Nintendo Co. Ltd. Ord.   200,400  14,327,865
LODGING & GAMING - 0.3%
Bally Gaming International, Inc.
 (warrants) (a)  38,400  67,200
Circus Circus Enterprises, Inc. (a)  269,100  9,250,313
Fitzgeralds South, Inc.
 (warrants) (a)(c)  420  -
Mirage Resorts, Inc. (a)  34,400  743,900
Sun International Hotels Ltd. Ord. (a)  51,800  1,890,700
  11,952,113
RESTAURANTS - 0.1%
Brinker International, Inc. (a)  86,000  1,376,000
Darden Restaurants, Inc.   48,800  427,000
McDonald's Corp.   42,000  1,900,500
  3,703,500
TOTAL MEDIA & LEISURE   32,258,297
NONDURABLES - 5.3%
HOUSEHOLD PRODUCTS - 0.0%
Premark International, Inc.   50,000  1,112,500
TOBACCO - 5.3%
Philip Morris Companies, Inc.   1,466,100  165,119,513
RJR Nabisco Holdings Corp.   647,430  22,012,620
UST, Inc.   140,400  4,545,450
  191,677,583
TOTAL NONDURABLES   192,790,083
PRECIOUS METALS - 0.1%
Barrick Gold Corp.   34,900  999,252
Santa Fe Pacific Gold Corp.   143,000  2,198,625
  3,197,877
RETAIL & WHOLESALE - 2.6%
APPAREL STORES - 0.2%
TJX Companies, Inc.   124,200  5,883,975
DRUG STORES - 0.0%
CVS Corp.   33,400  1,381,925
GENERAL MERCHANDISE STORES - 1.1%
Federated Department Stores, Inc. (a)  364,200  12,428,325
Wal-Mart Stores, Inc.   1,230,600  28,149,975
  40,578,300
GROCERY STORES - 0.0%
Safeway, Inc.  11,300  483,075
RETAIL & WHOLESALE, MISCELLANEOUS - 1.3%
Home Depot, Inc. (The)  391,300  19,613,913
Lowe's Companies, Inc.   316,200  11,225,100
Officemax, Inc. (a)  262,800  2,792,250
Office Depot, Inc. (a)  119,200  2,115,800
Rex Stores Corp. (a)  62,100  504,563
Tandy Corp.   46,100  2,028,400
Toys "R" Us, Inc. (a)  292,400  8,772,000
  47,052,026
TOTAL RETAIL & WHOLESALE   95,379,301
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SERVICES - 0.0%
ADVERTISING - 0.0%
Interpublic Group of Companies, Inc.   15,700 $ 745,750
SERVICES - 0.0%
HCIA, Inc. (a)  19,900  686,550
TOTAL SERVICES   1,432,300
TECHNOLOGY - 8.3%
COMMUNICATIONS EQUIPMENT - 0.1%
Cisco Systems, Inc. (a)  70,600  4,491,925
Nokia Corp. AB sponsored ADR  12,900  743,363
  5,235,288
COMPUTER SERVICES & SOFTWARE - 0.8%
America Online, Inc. (a)  75,200  2,500,400
Automatic Data Processing, Inc.   150,700  6,461,263
Electronic Data Systems Corp.  140,300  6,067,975
Microsoft Corp. (a)  45,900  3,792,488
Oracle Corp. (a)  112,500  4,696,875
Policy Management Systems Corp. (a)  94,400  4,354,200
Sabre Group Holdings, Inc. Class A (a)  7,400  206,275
  28,079,476
COMPUTERS & OFFICE EQUIPMENT - 4.8%
Adaptec, Inc. (a)  21,600  864,000
Bay Networks, Inc. (a)  396,000  8,266,500
Compaq Computer Corp. (a)  919,700  68,287,725
Hewlett-Packard Co.   184,800  9,286,200
Ingram Micro, Inc. Class A (a)  7,200  165,600
International Business Machines Corp.   447,600  67,587,600
SCI Systems, Inc. (a)  188,500  8,411,813
Seagate Technology (a)  208,300  8,227,850
Silicon Graphics, Inc. (a)  38,400  979,200
Tech Data Corp. (a)  10,600  290,175
  172,366,663
ELECTRONIC INSTRUMENTS - 0.6%
Applied Materials, Inc. (a)  157,800  5,670,938
KLA Instruments Corp. (a)  33,800  1,199,900
Lam Research Corp. (a)  81,400  2,289,375
Novellus System, Inc. (a)  69,500  3,766,031
Teradyne, Inc. (a)  196,700  4,794,563
Varian Associates, Inc.   74,900  3,810,538
  21,531,345
ELECTRONICS - 2.0%
AMP, Inc.   370,400  14,214,100
Atmel Corp. (a)  77,000  2,550,625
Intel Corp.   106,700  13,971,031
Methode Electronics, Inc. Class A  5,400  109,350
Microchip Technology, Inc. (a)  12,500  635,938
Micron Technology, Inc.   86,200  2,510,575
Molex, Inc.   54,500  1,941,563
Motorola, Inc.   41,700  2,559,338
National Semiconductor Corp. (a)  88,800  2,164,500
Solectron Corp. (a)  376,100  20,074,338
Storage Technology Corp. (a)  62,400  2,971,800
Texas Instruments, Inc.   118,900  7,579,875
Xilinx, Inc. (a)  48,600  1,789,088
  73,072,121
TOTAL TECHNOLOGY   300,284,893

 SHARES VALUE (NOTE 1)
TRANSPORTATION - 0.3%
RAILROADS - 0.2%
Bombardier, Inc. Class B  94,600 $ 1,745,909
Burlington Northern Santa Fe Corp.   45,600  3,938,700
CSX Corp.   53,460  2,258,685
  7,943,294
SHIPPING - 0.1%
Stolt-Nielsen SA Class B
 sponsored ADR  84,900  1,591,875
Stolt-Nielsen SA  33,000  622,875
  2,214,750
TOTAL TRANSPORTATION   10,158,044
UTILITIES - 4.0%
CELLULAR - 1.6%
AirTouch Communications, Inc. (a)  352,000  8,888,000
Microcell Telecommunications, Inc. (a):
 (warrants)  680  8,500
 (conditional warrants)  680  425
360 Degrees Communications Co. (a)  37,200  860,250
Vodafone Group PLC sponsored ADR  676,200  27,977,775
Vodafone Group PLC  4,766,050  20,165,682
  57,900,632
GAS - 0.1%
Enron Corp.   107,900  4,653,188
TELEPHONE SERVICES - 2.3%
Ameritech Corp.  170,400  10,330,500
Bell Atlantic Corp.   130,000  8,417,500
BellSouth Corp.   277,900  11,220,213
Deutsche Telekom AG (a)  83,300  1,734,629
MCI Communications Corp.   548,700  17,935,631
NYNEX Corp.   247,800  11,925,375
SBC Communications, Inc.   293,800  15,204,150
Sprint Corp.   143,400  5,718,075
  82,486,073
TOTAL UTILITIES   145,039,893
TOTAL COMMON STOCKS
 (Cost $1,488,768,510)   1,707,204,609
PREFERRED STOCKS - 0.3%
CONVERTIBLE PREFERRED STOCKS - 0.0%
RETAIL & WHOLESALE - 0.0%
GROCERY STORES - 0.0%
Supermarkets General Holdings Corp.
 pay-in-kind $3.52 (a)  20,000  540,000
NONCONVERTIBLE PREFERRED STOCKS - 0.3%
ENERGY - 0.0%
OIL & GAS - 0.0%
Gulf Canada Resources Ltd., Series 1,
 adj. rate  114,600  372,010
FINANCE - 0.0%
SAVINGS & LOANS - 0.0%
Chevy Chase Capital Corp., Series A,
 $5.1875  6,000  310,500
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NONCONVERTIBLE PREFERRED STOCKS - CONTINUED
MEDIA & LEISURE - 0.3%
BROADCASTING - 0.3%
Cablevision System Corp.
 (depositary shares)   30,120 $ 2,710,800
Time Warner, Inc., 10 1/4% Series M,
 pay-in-kind  6,027  6,539,295
TOTAL MEDIA & LEISURE   9,250,095
NONDURABLES - 0.0%
HOUSEHOLD PRODUCTS - 0.0%
Revlon Group, Inc., Series B,
 14 7/8%  5,100  510,000
TECHNOLOGY - 0.0%
COMPUTER SERVICES & SOFTWARE - 0.0%
ICG Holdings, Inc.
 14 1/4% pay-in-kind  1,039  1,148,095
TOTAL NONCONVERTIBLE PREFERRED STOCKS   11,590,700
TOTAL PREFERRED STOCKS
 (Cost $11,707,866)   12,130,700
CORPORATE BONDS - 13.6%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) (B) AMOUNT
CONVERTIBLE BONDS - 0.5%
RETAIL & WHOLESALE - 0.5%
DRUG STORES - 0.5%
Rite Aid Corp. liquid yield
 option notes 0%, 7/24/06 Baa1 $ 30,020,000  19,062,700
NONCONVERTIBLE BONDS - 13.1%
AEROSPACE & DEFENSE - 0.3%
AEROSPACE & DEFENSE - 0.2%
Be Aerospace, Inc.
 9 7/8%, 2/1/06 B2  270,000  283,500
Lockheed Martin Corp.:
 7.70%, 6/15/08 A3  2,750,000  2,877,133
 7 3/4%, 5/1/26 A3  3,000,000  3,116,040
  6,276,673
SHIP BUILDING & REPAIR - 0.1%
Newport News Shipbuilding,
 Inc. (c):
  8 5/8%, 12/1/06  Ba2  1,310,000  1,339,475
  9 1/4%, 12/1/06  B1  1,200,000  1,239,000
  2,578,475
TOTAL AEROSPACE & DEFENSE   8,855,148
BASIC INDUSTRIES - 0.4%
CHEMICALS & PLASTICS - 0.3%
Acetex Corp. yankee
 9 3/4%, 10/1/03 B1  2,140,000  2,118,600
Freedom Chemical Co.
 10 5/8%, 10/15/06 (c) B3  310,000  325,500
Ivex Holdings Corp. 0%,
 3/15/05 (e) Caa  680,000  516,800

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
NL Industries, Inc.
 11 3/4%, 10/15/03 B1 $ 900,000 $ 954,000
Praxair, Inc.
 6.90%, 11/1/06 A3  4,000,000  3,987,600
Sterling Chemicals Holdings,
 Inc. 11 3/4%, 8/15/06 B3  870,000  917,850
  8,820,350
IRON & STEEL - 0.0%
AK Steel Corp. 9 1/8%,
 12/15/06 (c) Ba2  1,480,000  1,518,850
PACKAGING & CONTAINERS - 0.1%
Owens-Illinois, Inc.
 9.95%, 10/15/04 B2  2,280,000  2,425,350
TOTAL BASIC INDUSTRIES   12,764,550
CONSTRUCTION & REAL ESTATE - 0.4%
BUILDING MATERIALS - 0.2%
Building Materials Corp. of
 America 0%, 7/1/04 (e) B1  2,770,000  2,399,513
Usinor Sacilor yankee
 7 1/4%, 8/1/06 Baa2  5,000,000  4,992,100
  7,391,613
CONSTRUCTION - 0.0%
Greystone Homes, Inc.
 10 3/4%, 3/1/04 B1  1,800,000  1,840,500
REAL ESTATE - 0.2%
Henderson Capital International
 Ltd. euro 4%, 3/28/97 -  7,220,000  6,245,300
TOTAL CONSTRUCTION & REAL ESTATE   15,477,413
DURABLES - 0.5%
AUTOS, TIRES, & ACCESSORIES - 0.2%
APS, Inc. 11 7/8%, 1/15/06 B2  330,000  357,225
Aetna Industries, Inc.
 11 7/8%, 10/1/06 B3  1,780,000  1,913,500
Aftermarket Technology Corp.
 12%, 8/1/04 B3  1,750,000  1,955,625
Blue Bird Body Co. 10 3/4%,
 11/15/06 (c) B2  1,240,000  1,295,800
Delco Remy International, Inc.
 10 5/8%, 8/1/06 (c) B2  1,620,000  1,717,200
  7,239,350
CONSUMER ELECTRONICS - 0.0%
Tag Heuer International SA
 yankee 12%, 12/15/05 B3  790,000  908,500
HOME FURNISHINGS - 0.1%
Interlake Corp.
 12 1/8%, 3/1/02 B3  2,470,000  2,556,450
Knoll, Inc. 10 7/8%, 3/15/06 B3  960,000  1,060,800
  3,617,250
TEXTILES & APPAREL - 0.2%
Hat Brands, Inc., Series B,
 12 5/8%, 9/15/02 (g) -  380,000  209,000
Levi Strauss & Co.
 7%, 11/1/06 (c) Baa2  6,000,000  5,964,720
Pillowtex Corp. 10%,
 11/15/06 (c) B2  1,450,000  1,511,625
  7,685,345
TOTAL DURABLES   19,450,445
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
ENERGY - 1.1%
ENERGY SERVICES - 0.4%
Parker Drilling Co. 9 3/4%,
 11/15/06 (c) B1 $ 310,000 $ 325,500
Petroliam Nasional BHD yankee (c):
 7 1/8%, 10/18/06 A+  7,000,000  7,064,050
 7 5/8%, 10/15/26 A1  6,000,000  6,048,420
  13,437,970
OIL & GAS - 0.7%
Diamond Shamrock, Inc.
 7.65%, 7/1/26 Baa3  2,000,000  2,073,280
Flores & Rucks, Inc.
 9 3/4%, 10/1/06 B3  590,000  625,400
HS Resource, Inc.
 9 1/4%, 11/15/06 (c) B2  170,000  174,675
Husky Oil Ltd. yankee
 6 7/8%, 11/15/03 Baa3  4,000,000  3,971,040
Norcen Energy Resources Ltd.
 yankee 7 3/8%, 5/15/06 Baa3  2,200,000  2,234,100
Occidental Petroleum Corp.:
 10.94%, 5/17/00 Baa3  2,700,000  3,047,355
 6.39%, 11/9/00 Baa3  1,000,000  991,130
 8 1/2%, 11/9/01 Baa2  1,251,000  1,340,096
Petro-Canada, Inc. yankee
 7 7/8%, 6/15/26 Baa1  3,000,000  3,156,570
Ras Laffan Liquid Natural Gas
 Co. Ltd. 7.628%, 9/15/06 (c) A3  2,800,000  2,810,640
Tosco Corp. 7 5/8%, 5/15/06 Baa2  3,500,000  3,613,470
  24,037,756
TOTAL ENERGY   37,475,726
FINANCE - 5.8%
ASSET-BACKED SECURITIES - 0.6%
Airplanes Pass Through Trust
 Class D 10 7/8%, 3/15/19  Ba2  6,250,000  6,953,125
Caterpillar Financial Asset Trust
 6.55%, 5/22/02 A3  880,000  885,500
Green Tree Financial Corp.:
 6 1/2%, 6/15/27 Aaa  1,800,000  1,807,308
 6.80%, 6/15/27 Aaa  1,900,000  1,915,428
Premier Auto Trust:
 8.05%, 4/4/00 Aaa  6,804,000  6,969,848
 6%, 5/6/00 Aaa  2,320,000  2,320,000
  20,851,209
BANKS - 1.6%
ABN Amro Bank NV
 6 5/8%, 10/31/01 Aa3  7,000,000  7,002,450
Bank of America National Trust
 & Savings 5 1/2%, 6/19/97 -  5,000,000  4,998,550
Banponce Financial Corp.
 7.72%, 4/13/00 A3  2,000,000  2,057,160
Capital One Bank:
 8 1/8%, 2/27/98 Baa3  1,035,000  1,056,663
 6.74%, 5/31/99 Baa3  4,000,000  4,012,000
 7.20%, 7/19/99 Baa3  8,000,000  8,089,680
Central Fidelity Banks, Inc.
 8.15%, 11/15/02 Baa2  100,000  105,880

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
HSBC Americas, Inc.
 7%, 11/1/06 Baa1 $ 7,000,000 $ 6,910,400
KeyCorp 7 1/2%, 6/15/06 A2  6,300,000  6,461,217
Midland Bank PLC yankee
 7 5/8%, 6/15/06 A1  3,000,000  3,106,380
Signet Bank
 7.80%, 9/15/06 Baa1  3,000,000  3,112,530
Signet Banking Corp.
 9 5/8%, 6/1/99 Baa2  790,000  842,654
Southern National Corp.
 7.05%, 5/23/03 A3  5,000,000  5,045,300
Summit Bancorp
 8 5/8%, 12/10/02 BBB-  1,730,000  1,875,683
Union Planters National Bank
 6.81%, 8/20/01 A3  3,500,000  3,513,125
  58,189,672
CREDIT & OTHER FINANCE - 3.1%
AT&T Capital Corp.:
 6.02%, 12/1/98 Baa3  7,500,000  7,472,025
 6.16%, 12/3/99 Baa3  2,750,000  2,728,908
Aames Financial Corp.
 9 1/8%, 11/1/03 Ba3  100,000  101,750
Ahmanson Capital Trust I
 8.36%, 12/1/26 (c) Baa3  4,250,000  4,294,838
BCH Cayman Islands Ltd.
 yankee 7.70%, 7/15/06 A3  2,600,000  2,686,242
CIT Group Holdings, Inc.
 6 1/4%, 10/4/99 Aa3  6,500,000  6,493,890
Chase Capital I
 7.67%, 12/1/26 A1  10,000,000  9,777,700
ContiFinancial Corp.
 8 3/8%, 8/15/03 Ba  1,110,000  1,141,191
Finova Capital Corp.:
 6.44%, 11/6/01 Baa1  5,500,000  5,443,955
 6.12%, 5/28/02 Baa1  2,000,000  1,941,900
First Securities Capital I
 8.41%, 12/15/26 (c) A3  4,000,000  4,039,800
Ford Motor Credit:
 5.73%, 2/23/00 A1  3,250,000  3,185,975
 6.65%, 5/22/00 A1  9,000,000  9,048,150
 5.68%, 2/15/01 A1  5,000,000  4,838,950
 6.57%, 3/19/01 A1  700,000  699,146
 7%, 9/25/01 A1  12,500,000  12,686,375
General Electric Capital Corp.
 6.94%, 4/13/09 (d) Aaa  7,000,000  7,097,790
General Motors Acceptance
 Corp. 5 5/8%, 2/1/99 A3  5,000,000  4,936,350
HMC Acquisition Properties, Inc.
 9%, 12/15/07 Ba3  4,730,000  4,800,950
Keycorp Institutional Capital A
 7.826%, 12/1/26 (c) Aa  5,000,000  4,905,000
North American Mortgage Co.
 7.29%, 8/19/03 Baa2  1,000,000  1,016,510
Repsol International Finance BV
 yankee 7%, 8/1/05 Aa3  3,000,000  3,016,620
Wells Fargo Capital C
 7.73%, 12/1/26 (c) A1  10,350,000  10,040,742
  112,394,757
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
FINANCE - CONTINUED
INSURANCE - 0.2%
Reliance Group
 9 3/4%, 11/15/03 B1 $ 2,440,000 $ 2,537,600
SunAmerica, Inc.
 6.20%, 10/31/99 Baa1  5,500,000  5,475,415
  8,013,015
SAVINGS & LOANS - 0.3%
Chevy Chase Savings Bank FSB
 9 1/4%, 12/1/08 B1  1,920,000  1,958,400
First Nationwide Escrow Corp.
 10 5/8%, 10/1/03 (c) Ba3  1,050,000  1,134,000
First Nationwide Parent Holdings
 Ltd. 12 1/2%, 4/15/03 B2  3,960,000  4,385,700
Great Western Financial Corp.
 8.60%, 2/1/02 Baa1  2,000,000  2,148,420
  9,626,520
TOTAL FINANCE   209,075,173
HEALTH - 0.3%
MEDICAL EQUIPMENT & SUPPLIES - 0.0%
IMED Corp. 9 3/4%,
 12/1/06 (c) B3  250,000  254,375
MEDICAL FACILITIES MANAGEMENT - 0.3%
Columbia/HCA Healthcare
 Corp.:
  6 1/2%, 3/15/99 A2  4,500,000  4,521,465
  6 7/8%, 7/15/01 A3  2,000,000  2,023,740
Quest Diagnostics, Inc.
 10 3/4%, 12/15/06 B2  90,000  94,725
Tenet Healthcare Corp.
 10 1/8%, 3/1/05 Ba3  3,760,000  4,154,800
  10,794,730
TOTAL HEALTH   11,049,105
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Exide Corp. 10%, 4/15/05 B1  825,000  849,750
Goss Graphic System, Inc.
 12%, 10/15/06 B2  1,650,000  1,699,500
  2,549,250
POLLUTION CONTROL - 0.0%
Allied Waste of North America,
 Inc. 10 1/4%, 12/1/06 (c) B3  180,000  189,000
Envirosource, Inc.
 9 3/4%, 6/15/03 B3  550,000  512,875
  701,875
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   3,251,125
MEDIA & LEISURE - 1.4%
BROADCASTING - 0.7%
Bell Cablemedia PLC yankee
 0%, 9/15/05 (e) B2  960,000  777,600
Granite Broadcasting Corp.
 10 3/8%, 5/15/05 B3  710,000  727,750

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
Intermedia Capital Partners IV
 LP/Intermedia Partners
 Capital Corp. 11 1/4%,
 8/1/06 (c) B2 $ 890,000 $ 923,375
International Cabletel, Inc.
 0%, 2/1/06 (e) B3  320,000  216,800
Jacor Communications Co.
 9 3/4%, 12/15/06 B2  120,000  122,400
NWCG Holdings Corp.
 0%, 6/15/99 Caa  520,000  431,600
SCI Television, Inc. secured
 11%, 6/30/05 B2  4,850,000  5,189,500
SFX Broadcasting, Inc.
 10 3/4%, 5/15/06 B3  3,200,000  3,360,000
Telemundo Group, Inc. 7%,
 2/15/06 (d) B1  4,170,000  4,024,050
Telewest PLC 0%,
 10/1/07 (e) B1  3,390,000  2,356,050
Time Warner, Inc.:
 7.95%, 2/1/00 Ba1  2,000,000  2,065,380
 7 3/4%, 6/15/05 Ba1  5,300,000  5,331,429
 9.15%, 2/1/23 Ba1  1,020,000  1,105,670
  26,631,604
ENTERTAINMENT - 0.1%
Viacom, Inc. 8%, 7/7/06 B1  2,500,000  2,425,000
LODGING & GAMING - 0.4%
American Skiing Co.
 12%, 7/15/06 (c) B3  2,240,000  2,357,600
Circus Circus Enterprises, Inc.
 7%, 11/15/36 Baa2  4,250,000  4,152,038
Courtyard by Marriott II LP/
 Courtyard II Finance Co.,
 Series B, 10 3/4%, 2/1/08 B-  1,190,000  1,255,450
HMH Properties, Inc.
 9 1/2%, 5/15/05 Ba3  1,020,000  1,063,350
Mirage Resorts, Inc.
 7 1/4%, 10/15/06 Baa2  6,000,000  6,040,200
Wyndham Hotel Corp.
 10 1/2%, 5/15/06 B2  580,000  614,800
  15,483,438
PUBLISHING - 0.0%
Golden Books Publishing, Inc.
 7.65%, 9/15/02 B1  490,000  436,100
RESTAURANTS - 0.2%
Foodmaker, Inc.
 9 3/4%, 6/1/02 B3  2,180,000  2,212,700
Host Marriott Travel Plazas, Inc.
 9 1/2%, 5/15/05 B1  4,960,000  5,170,800
  7,383,500
TOTAL MEDIA & LEISURE   52,359,642
NONDURABLES - 0.6%
FOODS - 0.4%
Chiquita Brands International,
 Inc. 9 5/8%, 1/15/04 B1  4,350,000  4,447,875
ConAgra, Inc.
 7 1/8%, 10/1/26 Baa1  3,250,000  3,321,045
Foodbrands of America, Inc.
 10 3/4%, 5/15/06 B3  1,150,000  1,207,500
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
NONDURABLES - CONTINUED
FOODS - CONTINUED
Ralcorp Holdings, Inc.
 8 3/4%, 9/15/04 Ba1 $ 2,500,000 $ 2,731,875
Specialty Foods Corp.:
 11 1/8%, 10/1/02 B3  3,200,000  3,040,000
 11 1/4%, 8/15/03 Caa  805,000  611,800
  15,360,095
HOUSEHOLD PRODUCTS - 0.2%
Revlon Consumer Products
 Corp. 10 1/2%, 2/15/03 B3  1,800,000  1,887,750
Revlon Worldwide Corp.
 secured 0%, 3/15/98 B3  4,940,000  4,279,275
  6,167,025
TOTAL NONDURABLES   21,527,120
RETAIL & WHOLESALE - 0.7%
APPAREL STORES - 0.0%
Lamonts Apparel, Inc.
 pay-in-kind 10 1/4%,
 11/1/99 (c)(g) -  2,816,000  119,680
Loehmann's, Inc.
 11 7/8%, 5/15/03 B2  1,030,000  1,112,400
  1,232,080
GENERAL MERCHANDISE STORES - 0.5%
Dayton Hudson Corp.:
 6.80%, 10/1/01 Baa1  7,500,000  7,503,300
 7 1/2%, 7/15/06 Baa1  3,500,000  3,578,120
J.C. Penney, Inc.
 6.90%, 8/15/26 A1  1,000,000  1,011,140
K Mart Corp.:
 12 1/2%, 3/1/05 Ba3  1,000,000  1,152,500
 8 1/4%, 1/1/22 Ba3  1,430,000  1,201,200
Michaels Stores, Inc.
 10 7/8%, 6/18/06 Ba2  1,810,000  1,755,700
  16,201,960
GROCERY STORES - 0.2%
Kroger Co. 8.15%, 7/15/06 Ba1  2,250,000  2,329,335
Pathmark Stores, Inc.:
 12 5/8%, 6/15/02 Caa  1,720,000  1,763,000
 9 5/8%, 5/1/03 B3  2,030,000  1,943,725
 0%, 11/1/03 (e) Caa  2,510,000  1,625,225
  7,661,285
TOTAL RETAIL & WHOLESALE   25,095,325
SERVICES - 0.1%
PRINTING - 0.0%
Sullivan Graphics, Inc.
 12 3/4%, 8/1/05 Caa  1,410,000  1,360,650
SERVICES - 0.1%
Iron Mountain, Inc.
 10 1/8%, 10/1/06 B3  1,050,000  1,107,750
Prime Succession Acquisition
 Corp. 10 3/4%, 8/15/04 (c) B  80,000  86,800

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
Speedy Muffler King, Inc./
 Speedy USA, Inc. yankee
 10 7/8%, 10/1/06 B1 $ 1,190,000 $ 1,276,275
  2,470,825
TOTAL SERVICES   3,831,475
TECHNOLOGY - 0.5%
COMMUNICATIONS EQUIPMENT - 0.1%
Echostar Satellite Broadcasting
 Corp. 0%, 3/15/04 (e) Caa  1,790,000  1,355,925
Echostar Communications Corp.
 0%, 6/1/04 (e) B2  2,430,000  1,998,675
  3,354,600
COMPUTERS & OFFICE EQUIPMENT - 0.3%
Comdisco, Inc.
 6 3/8%, 11/30/01 Baa1  8,300,000  8,166,370
Unisys Corp.:
 12%, 4/15/03 B1  2,310,000  2,471,700
 11 3/4%, 10/15/04 B1  1,330,000  1,418,113
  12,056,183
ELECTRONICS - 0.1%
Advanced Micro Devices, Inc.
 11%, 8/1/03 Ba1  2,580,000  2,792,850
TOTAL TECHNOLOGY   18,203,633
TRANSPORTATION - 0.3%
AIR TRANSPORTATION - 0.2%
Delta Air Lines, Inc.:
 9 7/8%, 5/15/00 Baa3  1,500,000  1,624,830
 10 1/2%, 4/30/16 Baa1  2,500,000  3,054,100
US Air, Inc.:
 9 5/8%, 2/1/01 B3  2,180,000  2,169,100
 10%, 7/1/03 B3  2,200,000  2,189,000
  9,037,030
RAILROADS - 0.1%
Burlington Northern Santa Fe
 Corp. 7.29%, 6/1/36 Baa2  3,000,000  3,095,310
TOTAL TRANSPORTATION   12,132,340
UTILITIES - 0.6%
CELLULAR - 0.3%
Arch Communications Group,
 Inc. 0%, 3/15/08 (e) B3  1,820,000  1,039,675
Microcell Telecommunications,
 Inc. 0%, 6/1/06 (e) B3  170,000  94,775
Millicom International Cellular
 SA 0%, 6/1/06 (e) B3  600,000  372,000
Mobile Telecommunications
 Technologies Corp.
 13 1/2%, 12/15/02 B3  1,050,000  1,050,000
Paging Network, Inc.
 10%, 10/15/08 B2  620,000  630,075
Rogers Cantel, Inc.
 9 3/8%, 6/1/08 Ba3  1,540,000  1,617,000
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
UTILITIES - CONTINUED
CELLULAR - CONTINUED
360 Degrees Communications
 Co.:
  7 1/8%, 3/1/03 Ba2 $ 3,500,000 $ 3,457,685
  7 1/2%, 3/1/06 Ba2  2,750,000  2,727,753
Western Wireless Corp.
 10 1/2%, 6/1/06 B3  1,000,000  1,048,750
  12,037,713
ELECTRIC UTILITY - 0.0%
El Paso Electric Co. 1st Mtg.
 9.40%, 5/1/11 Ba3  1,030,000  1,102,100
TELEPHONE SERVICES - 0.3%
Brooks Fiber Properties, Inc.
 0%, 11/1/06 (c)(e) -  1,040,000  663,000
Call-Net Enterprises, Inc. yankee
 0%, 12/1/04 (e) B2  3,360,000  2,755,200
MFS Communications, Inc.
 0%, 1/15/06 (e) B1  4,510,000  3,292,300
Shared Technologies Fairchild
 Communications Corp.
 0%, 3/1/06 (e) Caa  2,730,000  2,279,550
  8,990,050
TOTAL UTILITIES   22,129,863
TOTAL NONCONVERTIBLE BONDS   472,678,083
TOTAL CORPORATE BONDS
 (Cost $482,786,798)   491,740,783
U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS - 22.9%
U.S. TREASURY OBLIGATIONS - 19.0%
 6 1/8%, 3/31/98 Aaa  226,665,000  227,762,059
 8 7/8%, 11/15/98 Aaa  23,075,000  24,279,284
 8 7/8%, 2/15/99 Aaa  7,540,000  7,977,094
 6 3/4%, 6/30/99 Aaa  2,700,000  2,747,682
 8%, 8/15/99 Aaa  7,420,000  7,772,450
 7 3/4%, 12/31/99 Aaa  21,945,000  22,953,153
 5 1/2%, 12/31/00 Aaa  47,000,000  45,912,890
 7 7/8%, 8/15/01 Aaa  72,260,000  77,024,824
 10 3/4%, 5/15/03 Aaa  12,725,000  15,655,695
 11 7/8%, 11/15/03 Aaa  41,040,000  53,537,911
 7%, 7/15/06 Aaa  2,700,000  2,805,057
 11 3/4%, 2/15/10 Aaa  51,045,000  67,786,229
 12 3/4%, 11/15/10
  (callable) Aaa  12,000,000  16,985,640
 13 7/8%, 5/15/11 Aaa  25,650,000  38,723,549
 9%, 11/15/18 Aaa  59,690,000  74,901,400
 8 7/8%, 2/15/19 Aaa  1,340,000  1,663,489
   688,488,406
U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.9%
Federal Agricultural Mortgage
 Corp. 7.63%, 1/16/01 Aaa  3,321,000  3,476,157
Farm Credit Systems Financial
 Assistance Corp.
 8.80%, 6/10/05 -  2,000,000  2,270,320

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
Federal Farm Credit Bank:
 8.16%, 12/7/04 Aaa $ 5,000,000 $ 5,448,450
 9.55%, 5/9/05 Aaa  2,500,000  2,949,600
Federal Home Loan Bank:
 5.695%, 12/19/00 Aaa  4,000,000  3,916,880
 5.95%, 3/6/03 Aaa  4,000,000  3,895,640
 7.31%, 6/16/04 Aaa  2,500,000  2,603,900
 8.22%, 11/17/04 Aaa  4,000,000  4,365,160
 7.59%, 3/10/05 Aaa  3,850,000  4,073,762
Federal Home Loan Mortgage
 Corporation:
  0%, 1/23/97 -  24,000,000  23,921,760
  0%, 1/31/97 -  24,390,000  24,278,686
  6 3/4%, 8/1/05 Aaa  2,500,000  2,509,375
Federal National Mortgage
 Association
 5 1/2%, 2/2/01 Aaa  9,030,000  8,763,344
Guaranteed Export Trust
 Certificates (assets of Trust
 Guaranteed by U.S.
 Government through
 Export-Import Bank):
  Series 1994-A,
   7.12%, 4/15/06 Aaa  7,893,296  8,085,695
  Series 1996-A,
   6.55%, 6/15/04 Aaa  4,279,407  4,314,327
Guaranteed Trade Trust
 Certificates (asset Guaranteed
 Trust guaranteed by U.S.
 Government through Export-
 Import Bank) Series 1994-A,
 7.39%, 6/26/06 Aaa  2,922,042  3,021,318
State of Israel (guaranteed by
 U.S. Government through
 Agency for International
 Development):
  6 5/8%, 8/15/03 Aaa  7,810,000  7,858,344
  5 5/8%, 9/15/03 Aaa  8,540,000  8,144,598
  6 3/4%, 8/15/04 Aaa  2,144,000  2,170,779
U.S. Housing & Urban
 Development:
  6.67%, 8/1/01 Aaa  9,400,000  9,490,898
  8.24%, 8/1/04
   participate certificate Aaa  2,450,000  2,685,004
  7.63%, 8/1/14 Aaa  2,825,000  2,868,675
   141,112,672
TOTAL U.S. GOVERNMENT AND
 GOVERNMENT AGENCY OBLIGATIONS
 (Cost $830,856,827)   829,601,078
U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES - 6.8%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.2%
5 1/2%, 1/1/03 to 6/1/03 Aaa  4,197,497  4,016,459
7%, 4/1/01 to 8/1/01 Aaa  2,942,091  2,962,303
8 1/2%, 7/1/21 to 6/1/23 Aaa  270,843  282,857
  7,261,619
U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.3%
5 1/2%, 2/1/03 to 5/1/03 Aaa $ 4,187,180 $ 4,006,587
6%, 10/1/02 to 6/1/26 Aaa  43,567,905  41,310,311
6 1/2%, 6/1/00 to 7/1/26 Aaa  82,478,168  78,696,439
7%, 5/1/26 to 11/1/26 Aaa  29,630,381  29,293,601
  153,306,938
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.3%
6%, 12/15/08 to 5/15/26 Aaa $ 11,334,802  10,972,223
6 1/2%, 6/15/08 to 7/15/09 Aaa  21,491,247  21,285,023
8%, 5/15/25 to 10/15/26. Aaa  24,776,159  25,273,598
8 1/2%, 12/15/16 to
 10/15/26 Aaa  25,557,003  26,484,667
  84,015,511
TOTAL U.S. GOVERNMENT AGENCY -
 MORTGAGE-BACKED SECURITIES
 (Cost $241,223,453)   244,584,068
COMMERCIAL MORTGAGE SECURITIES - 1.0%
American Southwest Financial
 Securities Series 1994-C2
 Class B2, 12.79%,
 12/25/01 (c) -  750,000  731,250
Berkeley Federal Bank & Trust
 FSB Series 1994 Class 1-B,
 7.9038%, 8/1/24 (c)(f) -  2,900,000  1,958,406
Blackrock Capital Funding
 LLC Series 1996 Class C2,
 7.6414%, 11/16/26 (c)(f) AAA  1,573,448  1,593,608
CBA Mortgage Corp.
 Series 1993-C1 Class E,
 7.7732%, 12/25/03 (c)(f) Ba2  500,000  449,688
CS First Boston Mortgage
 Securities Corp.
 Series 1994-M1 Class E,
 12.60%, 2/15/02 (c) -  500,000  498,750
DLJ Mortgage Acceptance
 Corp. Series 1993-MF12
 Class B-2, 10.10%,
  9/18/03 (c) -  600,000  562,500
Equitable Life Assurance Society
 of the United States (c):
  Series 174 Class A1,
   7.24%, 5/15/06 Aaa  5,000,000  5,168,750
  Series 174 Class B1,
   7.33%, 5/15/06 Aa2  3,500,000  3,601,719
  Series 1996-1 Class C1,
   7.52%, 5/15/06 A2  2,300,000  2,377,625
General Motors Acceptance
 Corp. Commercial
 Mortgage Securities, Inc.
 Series 1996-C1 Class F,
 7.86%, 11/15/06 (c) Ba3  750,000  645,469
Lehman Structured Securities
 Corp. Series 1996-1 Class E-2,
 7.995%, 6/25/26 BB  1,710,704  1,591,490

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
Merrill Lynch Mortgage
 Investments, Inc.:
  Series 1994 Class M1-E,
   8.137%, 6/25/22 (c)(f) Ba2 $ 5,670,000 $ 5,104,772
  Series 1995 Class C2-E,
   7.9886%, 6/15/21 (c)(f) Ba3  464,135  431,936
Mortgage Capital Funding, Inc.
 Series 1996-MC1 Class G,
 7.15%, 7/15/28 (c) BB  1,000,000  800,625
Morgan Stanley Capital One,
 Inc. Series 1996-MBL1
 Class E, 8.5191%,
 5/25/21 (c)(f) -  1,910,136  1,719,719
NB Commercial Mortgage
 sequential pay, Series FSI
 Class A, 7.187%,
 10/20/23 (c) -  2,402,428  2,412,939
Penn Mutual Life Insurance Co.
 (The) (c):
  Series 1996-PML Class K,
   7.90%, 11/15/26  -  1,473,000  861,705
  Series 1996-PML Class L,
   7.90%, 11/15/26  -  1,133,000  495,348
Structured Asset Securities Corp. (c):
 Series 1993-C1 Class E,
  6.60%, 10/25/24 B  1,250,033  487,122
 Series 1996-C3 Class E,
  8.458%, 6/25/30 (f) -  500,000  441,094
Wells Fargo Capital Markets
 Apartment Financing Trust
 6.56%, 12/29/05 (c) Aaa  3,250,000  3,250,000
TOTAL COMMERCIAL MORTGAGE SECURITIES
 (Cost $34,126,408)   35,184,515
FOREIGN GOVERNMENT OBLIGATIONS - 0.6%
Newfoundland Province yankee
 11 5/8%, 10/15/07 Baa1  2,000,000  2,678,160
Manitoba Province yankee
 6 3/8%, 10/15/99 A1  7,000,000  7,025,410
Mexico Value recovery rights -  2,000  -
Quebec Province yankee
 7.22%, 7/22/36 (d) A2  10,000,000  10,482,400
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
 (Cost $19,660,950)   20,185,970
CERTIFICATES OF DEPOSIT - 3.3%
Abbey National Treasury
 Services PLC yankee
 5.43%, 3/17/97   14,000,000  13,997,469
Bank of Scotland yankee
 5.39%, 3/5/97   12,000,000  11,996,995
Bank of Tokyo-Mitsubishi Ltd.
 yankee 5.51%, 3/6/97   14,500,000  14,494,248
Bayerische Hypotheken und
 Wechsel Bank AG
 yankee 5.40%, 4/7/97   14,500,000  14,494,132
Bayerische Vereinsbank AG
 yankee 5.40%, 4/2/97   14,500,000  14,500,000
CERTIFICATES OF DEPOSIT - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
National Westminster Bank PLC
 yankee 5.41%, 2/10/97  $ 14,500,000 $ 14,498,553
Sanwa Bank Ltd. yankee
 5.49%, 1/15/97   11,000,000  10,999,938
Sumitomo Bank Ltd. yankee
 5.54%, 1/31/97   12,000,000  12,000,373
Westdeutsche Landesbank Giron
 yankee 5.40%, 2/5/97   14,500,000  14,498,524
TOTAL CERTIFICATES OF DEPOSIT
 (Cost $121,498,614)   121,480,232
COMMERCIAL PAPER - 3.2%
Commonwealth Bank of Australia
 yankee 5.325%, 3/11/97   12,000,000  11,867,700
Dakota 5.40%, 3/12/97   14,750,000  14,584,185
Enterprise Funding Corp.
 5.47%, 1/24/97   13,461,000  13,406,887
Ford Motor Credit Co.
 5.30%, 3/11/97   14,500,000  14,339,291
General Electric Capital Corp.
 5.29%, 6/4/97   14,500,000  14,159,128
General Motors Acceptance Corp.
 5.465%, 6/23/97   12,000,000  11,678,680
PHH Corp. 5 1/2%, 1/17/97   13,000,000  12,962,983
Sherwood Medical Co.
 5.32%, 3/10/97   12,000,000  11,867,749
Unifunding, Inc.
 5.37%, 2/24/97   10,000,000  9,910,777
TOTAL COMMERCIAL PAPER
 (Cost $114,880,494)   114,777,380
CASH EQUIVALENTS - 1.2%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account dated 12/31/96
  due 1/2/97:
  at 6.82%  $ 25,830,783  25,821,000
  at 6 3/4%   18,067,773  18,061,000
    43,882,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $3,389,391,920)  $ 3,620,771,335
LEGEND
(a) Non-income producing
(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $93,936,690 or 2.6% of net assets.
(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(g) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(h) An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Barr Laboratories, Inc.  $ - $ 16,365,800 $ - $ -
Synetic, Inc.   -  25,400,727  -  -
WMS Industries, Inc.   344,890  2,617,463  -  -
Totals  $ 344,890 $ 44,383,990 $ - $ -
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $5,236,434,286 and $5,033,786,308, respectively, of which U.S. government and government agency obligations aggregated $1,026,406,839 and $814,153,575, respectively.
The market value of futures contracts opened and closed during the period amounted to $16,398,668 and $180,511,750, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $628,942 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balance during the period for which the loan was outstanding amounted to $6,956,000. The weighted average interest rate was 5.6%. (see
Note 5 of Notes to Financial Statements).

The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 33.5% AAA, AA, A 32.1%
Baa 4.1% BBB 5.7%
Ba 1.6% BB 1.4%
B 3.1% B 2.7%
Caa 0.3% CCC 0.3%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
The percentage not rated by both S&P and Moody's amounted to 0.5%. Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   88.4%
United Kingdom   3.3
Japan   1.7
Netherlands   1.6
Canada   1.6
Germany   1.2
Others (individually less than 1%)   2.2
TOTAL  100.0%
INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $3,393,524,538. Net unrealized appreciation aggregated $227,246,797, of which $259,014,716 related to appreciated investment securities and $31,767,919 related to depreciated investment securities.
The fund hereby designates approximately $77,081,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase agreements of $43,882,000) (cost $3,389,391,920)        $ 3,620,771,335
-
See accompanying schedule

Cash                                                                                                             368

Receivable for investments sold                                                                                    12,629,838

Receivable for fund shares sold                                                                                    1,477,468

Dividends receivable                                                                                               4,091,627

Interest receivable                                                                                                21,130,140

Other receivables                                                                                                  84,928

 TOTAL ASSETS                                                                                                      3,660,185,704

LIABILITIES

Payable for investments purchased                                                                  $ 15,938,580

Payable for fund                                                                                   1,089,638
shares redeemed

Accrued management fee                                                                             1,688,073

Other payables and                                                                                 275,236
accrued expenses

 TOTAL LIABILITIES                                                                                                18,991,527

NET ASSETS                                                                                                        $ 3,641,194,177

Net Assets consist of:

Paid in capital                                                                                                   $ 2,969,889,033

Undistributed net investment income                                                                                120,488,851

Accumulated undistributed                                                                                          319,437,760
net realized gain (loss) on investments and foreign currency transactions

Net unrealized appreciation (depreciation) on investments                                                          231,378,533
and assets and liabilities in
foreign currencies

NET ASSETS, for 215,067,314 shares outstanding                                                                    $ 3,641,194,177

NET ASSET VALUE, offering price                                                                                    $16.93
and redemption price per share ($3,641,194,177 (divided by) 215,067,314 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                                 $ 34,783,182
Dividends

Interest                                                                           113,908,635

 TOTAL INCOME                                                                      148,691,817

EXPENSES

Management fee                                                     $ 22,022,749

Transfer agent fees                                                 2,187,494

Accounting fees and expenses                                        808,547

Non-interested trustees' compensation                               28,265

Custodian fees and expenses                                         393,000

Registration fees                                                   8,154

Audit                                                               30,576

Legal                                                               22,462

Interest                                                            1,087

Miscellaneous                                                       4,586

 Total expenses before reductions                                   25,506,920

 Expense reductions                                                 (496,000       25,010,920
                                                                   )

NET INVESTMENT INCOME                                                              123,680,897

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                   305,682,042
 realized gain of $23,048,578
 on sales of investments in
 affiliated issuers)

 Foreign currency transactions                                      12,006,469

 Futures contracts                                                  13,494,578     331,183,089

Change in net unrealized
appreciation (depreciation) on:

 Investment securities                                              31,145,689

 Assets and liabilities in                                          (6,941,808
 foreign currencies                                                )

 Futures contracts                                                  (8,457,295     15,746,586
                                                                   )

NET GAIN (LOSS)                                                                    346,929,675

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 470,610,572

OTHER INFORMATION                                                                 $ 472,893
 Expense reductions
 Directed brokerage arrangements

  Custodian interest credits                                                       23,107

                                                                                  $ 496,000


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1996           1995



Operations                                                                                         $ 123,680,897     $ 114,776,593

Net investment income


 Net realized gain (loss)                                                                           331,183,089       108,752,522


 Change in net unrealized appreciation (depreciation)                                               15,746,586        284,744,744


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                    470,610,572       508,273,859


Distributions to shareholders                                                                       (119,397,539)     (67,894,650)

From net investment income


 From net realized gain                                                                             (98,450,602)      -


 TOTAL DISTRIBUTIONS                                                                                (217,848,141)     (67,894,650)


Share transactions                                                                                  270,086,820       239,926,948

Net proceeds from sales of shares


 Reinvestment of distributions                                                                      217,848,141       67,894,650


 Cost of shares redeemed                                                                            (432,347,524)     (705,883,879)


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                            55,587,437        (398,062,281)


  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                           308,349,868       42,316,928


NET ASSETS


 Beginning of period                                                                                3,332,844,309     3,290,527,381


 End of period (including undistributed net investment income of $120,488,851 and $105,158,635,    $ 3,641,194,177 $ 3,332,844,309

respectively)


OTHER INFORMATION

Shares


 Sold                                                                                               17,138,645        16,731,500


 Issued in reinvestment of distributions                                                            14,427,029        5,014,376


 Redeemed                                                                                           (27,544,207)      (49,259,550)


 Net increase (decrease)                                                                            4,021,467         (27,513,674)




SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1996                       1995   1994   1993 D   1992





Net asset value, beginning of period                           $ 15.79       $ 13.79       $ 15.42       $ 13.32       $ 12.55

Income from Investment Operations

 Net investment income                                         .63           .30           .45           .33           .32

 Net realized and unrealized gain (loss)                       1.55          1.99          (1.33)        2.39          1.09

 Total from investment operations                              2.18          2.29          (.88)         2.72          1.41



Less Distributions

 From net investment income                                    (.57)         (.29)         (.29)         (.33)         (.31)

 In excess of net investment income                            -             -             -             (.04)         -

 From net realized gain                                        (.47)         -             (.46)         (.25)         (.33)

 Total distributions                                           (1.04)        (.29)         (.75)         (.62)         (.64)

Net asset value, end of period                                 $ 16.93       $ 15.79       $ 13.79       $ 15.42       $ 13.32

TOTAL RETURN A, B                                              14.60%        16.96%        (6.09)%       21.23%        11.71%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                        $ 3,641,194   $ 3,332,844   $ 3,290,527   $ 2,422,692   $ 731,724

Ratio of expenses to average net assets                        .74%          .81%          .81%          .88%          .91%

Ratio of expenses to average net assets after expense reductions .73%          .79%          .80%          .88%          .91%
                                                                 C             C             C

Ratio of net investment income to average net assets             3.60%         3.54%         4.07%         3.64%         4.89%

Portfolio turnover rate                                          168%          256%          85%           113%          92%

Average commission rate E                                        $ .0163


A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE
TOTAL RETURNS
SHOWN. B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
 NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO
FINANCIAL
STATEMENTS). C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
 WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
 EXPENSES (SEE NOTE
6 OF NOTES TO FINANCIAL STATEMENTS). D EFFECTIVE JANUARY 1, 1993, THE
 FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE,
 AND FINANCIAL
STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL
DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT
 INCOME PER SHARE
MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX
DIFFERENCES.. E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1,
 1995, A FUND IS REQUIRED TO
DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
 ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD
 TO PERIOD AND FUND TO FUND
DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Asset Manager Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income, gains on investments or currency repatriation. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, futures and options transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, non-taxable dividends and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in interest rates and currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .25%. For the period, the management fee was equivalent to an annual rate of .64% of average net assets. Effective August 1, 1996, FMR voluntarily agreed to reduce the individual fund fee rate from .40% to .25%.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .06% of average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.
5. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's schedule of investments.
6. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.25% of average net assets.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. In addition, the fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses.
For the period, the reduction under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
7. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investment Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 19% of the outstanding shares of the fund. In addition, three unaffiliated insurance companies were each record owner of 10% or more of the total outstanding shares of the fund, totaling 49%.
8. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included under the caption "Legend" at the end of the fund's schedule of investments.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund II and the Shareholders of Asset Manager Portfolio:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Manager Portfolio (a fund of Variable Insurance Products Fund II) at December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Asset Manager Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
February 10, 1997
DISTRIBUTIONS


The Board of Trustees of Asset Manager Portfolio voted to pay on February 7, 1997, to shareholders of record at the opening of business on February 7, 1997, a distribution of $1.48 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.59 per share from net investment income.



INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
William J. Hayes, VICE PRESIDENT
Fred L. Henning, Jr., VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Richard C. Habermann, VICE PRESIDENT
John Todd, VICE PRESIDENT
George Vanderheiden, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank, N.A., New York, NY
* INDEPENDENT TRUSTEES

(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND II: CONTRAFUND PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



MARKET ENVIRONMENT                  3    A review of what happened in world markets
                                         during the last year.

PERFORMANCE                         4    How the fund has done over time.

FUND TALK                           5    The manager's review of fund performance, strategy
                                         and outlook.

INVESTMENTS                         6    A complete list of the fund's investments with their
                                         market values.

FINANCIAL STATEMENTS                15   Statements of assets and liabilities, operations, and
                                         changes in net assets, as well as financial highlights.

NOTES                               17   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   19   The auditors' opinion.

DISTRIBUTIONS                       20



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets posted positive returns in 1996, aided by moderate growth and low inflation. Sustained corporate earnings growth and a favorable interest rate environment also proved beneficial. Japan, however, was the major exception as an underperforming stock market and a weak yen undermined returns for U.S.-based investors. The strongest gains came from the often-volatile emerging bond markets in 1996, while performance of the bond markets of developed countries was mixed.
U.S. STOCK MARKETS
The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 22.96% for the 12 months that ended December 31, 1996, well above the index's long-term average annual return of about 12%. The Russell 2000 Index - a measure of small stock performance - rose 16.49%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 28.70%, closing above 6500 for the first time in November.
The U.S. stock market spent much of the past year breaking price and trading volume records. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks in an environment where it was sometimes difficult to discern the health of the economy.
Most industry sectors experienced positive, if not strong performance. At mid-year, technology stocks suffered from a sell-off sparked by fears that company earnings were weakening. Nevertheless, this sector proved to be the strongest in the U.S. market in 1996. Earnings surprises and positive earnings projections were the main drivers of solid performance, especially among semiconductor manufacturers, companies that make disk drives and monitors, and software firms. Even though consensus estimates pointed toward increases in short-term interest rates by the Fed, financial stocks
- usually sensitive to changes in interest rates - shrugged off this concern and posted solid performance based on low interest rates and positive business prospects. Energy stocks reaped the benefits of higher-than-expected energy prices, which resulted in part from the delayed re-entry of Iraq into the world market. Uncertainty over the direction of the economy benefited consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks, as these companies tend to post steady earnings growth in many economic environments.
Utilities stocks struggled in 1996 for two reasons. First, and most important, uncertainty over the direction and form of deregulation in the sector tended to diminish investor interest. Second, stocks in the sector tend to move in concert with bonds, which lagged due to periodic inflation fears and confusing economic signals. Stocks in the telecommunications field especially were affected by uncertainty over legislation signed into law in February 1996. Biotechnology issues had a hard time recovering from a correction in stock prices from overvalued levels that they experienced earlier in 1996. Cyclical stocks - those that usually rise and fall with the economy - posted mixed results that largely depended on the outlook for companies in the specific sector rather than the direction of the economy. FOREIGN STOCK MARKETS
Foreign stock markets posted mixed results in 1996. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australia and the Far East - returned 6.05% in 1996. Europe posted the most consistently strong equity markets due to stronger economic growth, lower interest rates, higher corporate earnings, the relative weakness of the continent's major currencies and a new emphasis on shareholder friendliness by many of the region's corporations. The MSCI Europe Index was up 21.09% in 1996. The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. The Tokyo Stock Exchange TOPIX Total Return Index was off 16.26%. Emerging market equity performance ran the gamut from negative to positive, with the MSCI Emerging Markets Free Index returning 6.03% for 1996. While Hong Kong was a top performer - benefiting from the rising value of the property sector, solid economic growth and stable interest rates - other Asian markets posted mixed returns as concerns rose over declining export growth in the region. Latin America enjoyed a strong first half, but faded toward the end of 1996 due to low domestic savings rates and inefficient governments, among other factors. U.S. BOND MARKETS
Uncertainty over the direction of the economy led to mixed performance in U.S. bond markets in 1996. For the year, the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. taxable bond market
- posted a total return of 3.63%. Stronger-than-expected economic signals rattled the bond market in the early spring. Investors spent most of the summer anticipating a short-term interest rate increase by the Federal Reserve Board. However, the Fed neither raised nor lowered rates through the end of 1996. Interest rates responded to the Fed's inaction by falling during much of October and November. In December, though, bond prices dropped due to inflation concerns, stronger-than-expected economic data and comments by Fed Chairman Alan Greenspan that the stock markets may be overvalued.
FOREIGN BOND MARKETS
While low inflation and moderate growth helped provide a positive backdrop for most bond markets in 1996, performance in overseas bond markets was mixed. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 3.62% for the 12 months that ended December 31, 1996. In Europe, focus centered on the continuing progress toward the European Monetary Union (EMU). Attractive opportunities arose as countries worked to meet the requirements for joining the EMU. However, Germany and Japan - two of the larger components of the Salomon Brothers World Government Bond Index - experienced currency problems that hurt returns. In stark contrast to the developed world, the often-volatile emerging debt markets enjoyed a particularly strong year, helped by inflows of foreign capital, low interest rates and the implementation of country-specific reforms - especially in Latin America. The J.P. Morgan Emerging Markets Bond Index - of which Latin America is a large component - posted a return of 34.16% during the period.
VARIABLE INSURANCE PRODUCTS FUND II: CONTRAFUND PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1996    PAST 1   LIFE OF
                                   YEAR     FUND

Contrafund                         21.22%   30.19%

S&P 500 (registered trademark)     22.96%   30.11%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of growth in the long run and volatility in the short run. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations January 3, 1995.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURN WOULD BE LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER LIFE OF FUND

Fidelity VIP II: Contrafund Standard & Poor's 500
$16,937
$16,915
$
Let's say hypothetically that $10,000 was invested in Contrafund Portfolio on January 3, 1995, when the fund started. As the chart shows, by December 31, 1996, the value of the investment would have grown to $16,937 - a 69.37% increase on the initial investment. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500 would have grown to $16,915 over the same period - a 69.15% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF DECEMBER 31, 1996
                                        % OF FUND'S
                                        INVESTMENTS

Schlumberger Ltd.                       2.1

Intel Corp.                             1.8

International Business Machines Corp.   1.5

Royal Dutch Petroleum Co. ADR           1.3

Halliburton Co.                         1.2

British Petroleum PLC ADR               1.1

ENSCO International, Inc.               1.0

EMC Corp.                               0.9

Federal National Mortgage Association   0.8

Unocal Corp.                            0.8

TOP TEN MARKET SECTORS AS OF DECEMBER 31, 1996
                                   % OF FUND'S
                                   INVESTMENTS

Energy                             24.2

Technology                         15.3

Finance                            10.3

Retail & Wholesale                 6.3

Industrial Machinery & Equipment   4.0

Health                             4.0

Basic Industries                   3.8

Media & Leisure                    3.8

Durables                           3.7

Utilities                          2.9

VARIABLE INSURANCE PRODUCTS FUND II: CONTRAFUND PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with
William Danoff, Portfolio Manager of Contrafund Portfolio
Q. HOW DID THE FUND PERFORM OVER THE PAST YEAR, WILL?
A. The fund slightly trailed the Standard & Poor's 500 Index, which rose 22.96% during the 12-month period that ended December 31, 1996.
Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE IN 1996?
A. The market environment was more difficult than the Dow Jones Industrial Index's 28.7% performance would indicate. Market breadth, measured by the number of stocks participating in a rally, was only fair. Larger-capitalization companies led the market's advance, and broader measures of market performance lagged. Specifically, the Russell 2000 Index, which measures the performance of smaller-cap companies, and the Standard & Poor's MidCap 400 Index rose 16.4% and 19.2%, respectively, both below the S&P 500 Index's advance in 1996. In addition, the sectors leading the market changed frequently during the year, a phenomenon called market rotation. For example, the technology sector - and particularly the semiconductor stocks - was borderline schizophrenic. Semiconductor stocks plunged by a third or more in July's correction after performing poorly during the first six months of the year, then rose sharply in the second half of the year. This volatility made for a more challenging year than usual for stock fund portfolio managers.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE SINCE YOUR REPORT TO SHAREHOLDERS EARLY IN THE SUMMER?
A. The fund's investments in the energy and energy services sectors, which accounted for approximately 24% of the fund's holdings on December 31, helped its performance. I started adding to our holdings in these sectors because I felt the market was too pessimistic about the prospectus for energy-related companies, and was undervaluing them as a result. As it turned out, the sector rose about 45% during the year, and the fund's holdings in Schlumberger, Halliburton, British Petroleum, ENSCO and Unocal, among others, appreciated nicely since the last report to you. Production capacity in the energy industry has been shrinking for the past decade, and capacity utilization exceeded 90 percent in 1996. With conditions so tight in the sector, earnings exploded when oil and natural gas prices rose throughout the year.
Q. YOU SIGNIFICANTLY INCREASED THE FUND'S HOLDINGS IN TECHNOLOGY FROM SIX MONTHS AGO. HOW DID IT WORK OUT?
A. Since many technology stocks were temporarily out-of-favor after the summer correction I mentioned earlier, I boosted the fund's technology holdings to over 15% of the fund's investments on December 31 from just over 6% at the end of June. Computing and electronics continue to play a growing part in the global economy, and earnings in both sectors rebounded significantly after the industry's excessive inventory position returned to normal levels during the second quarter. The fund's holdings in Intel, IBM and EMC did particularly well during the period.
Q. THE FUND MUST HAVE SUFFERED SOME DISAPPOINTMENTS. WHAT DECISIONS DO YOU
REGRET?
A. The biggest disappointment to me was carrying too much cash during the year. While I reduced the fund's cash position from 15% six months ago to under 10% at the end of December, not being more fully invested in the stock market undeniably hurt the fund's performance. Given the market's strong performance, I estimate the fund's cash position detracted 2% from the fund's showing in 1996. I was correct to hold cash during the technology rout in the spring, but I regret not moving faster to build the fund's technology positions after fundamentals began to improve in the late summer.
Q. WHAT'S YOUR OUTLOOK FOR THE FIRST HALF OF 1997, WILL?
A. While the stock market outlook appears bright, expectations are high. Inflation remains low, and corporate profit growth remains good, fueled by excellent productivity gains. I have attempted to position the fund to participate if the market continues its ascent in 1997. But, as I did last year, I have tried to dampen some of the downside risk should unforeseen events cloud the otherwise clear economic skies. Stocks could fall meaningfully if interest rates continue their recent rise, or if a slowing economy or the strong U.S. dollar hurt corporate earnings growth. With the help of Fidelity's large research staff, I'll continue to look for those investment ideas that will perform well regardless of the market environment.



FUND FACTS
GOAL: maximum total return over the long term by allocating assets among stocks, bonds and short-term instruments anywhere in the world
START DATE: September 6, 1989
SIZE: as of December 31, 1996, more than $3.6 billion
MANAGER: Richard Habermann, since March
1996; joined Fidelity in 1968
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND II: CONTRAFUND PORTFOLIO
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 89.0%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.2%
AEROSPACE & DEFENSE - 1.0%
BE Aerospace, Inc. (a)  6,800 $ 184,450
Boeing Co.   53,500  5,691,063
Gulfstream Aerospace Corp. (a)  109,400  2,652,950
Lockheed Martin Corp.   73,400  6,716,100
McDonnell Douglas Corp.   91,600  5,862,400
Orbital Sciences Corp. (a)  66,500  1,147,125
Sundstrand Corp.   32,500  1,381,250
  23,635,338
SHIP BUILDING & REPAIR - 0.2%
Avondale Industries, Inc. (a)  22,000  473,000
General Dynamics Corp.   76,100  5,365,050
  5,838,050
TOTAL AEROSPACE & DEFENSE   29,473,388
BASIC INDUSTRIES - 3.8%
CHEMICALS & PLASTICS - 2.5%
Air Products & Chemicals, Inc.   68,200  4,714,325
Avery Dennison Corp.   69,800  2,469,175
Betz Dearborn, Inc.   25,300  1,480,050
Cambrex Corp.   67,200  2,200,800
Crompton & Knowles Corp.   335,392  6,456,296
Cytec Industries, Inc. (a)  33,500  1,360,938
du Pont (E.I.) de Nemours & Co.   105,900  9,994,313
FMC Corp. (a)  5,100  357,638
International Specialty Products, Inc. (a)  20,600  252,350
Monsanto Co.   276,200  10,737,275
Nalco Chemical Co.   32,600  1,177,675
Olin Corp.   11,200  421,400
Potash Corp.  5,800  493,752
Praxair, Inc.   144,700  6,674,288
Raychem Corp.   1,000  80,125
Sealed Air Corp. (a)  224,100  9,328,163
Union Carbide Corp.   20,500  837,938
Witco Corp.   35,800  1,091,900
  60,128,401
IRON & STEEL - 0.0%
Steel Dynamics, Inc. (a)  46,400  887,400
METALS & MINING - 0.3%
Alcan Aluminium Ltd.   20,900  705,128
Aluminum Co. of America  19,800  1,262,250
Falconbridge Ltd.   21,800  464,354
Falconbridge Ltd.
 Final Installment Receipt (d)  81,700  1,168,122
Freeport-McMoRan Copper
 & Gold, Inc. Class B  66,800  1,995,650
Inco Ltd.   5,000  159,573
QNI Ltd.   244,146  490,970
  6,246,047
PACKAGING & CONTAINERS - 0.5%
Corning, Inc.   49,800  2,303,250
Crown Cork & Seal Co., Inc.   38,800  2,109,750
Owens-Illinois, Inc. (a)  295,600  6,724,900
  11,137,900
PAPER & FOREST PRODUCTS - 0.5%
American Pad & Paper Co. (a)  67,500  1,527,188
James River Corp.  55,900  1,851,688
Kimberly-Clark Corp.   82,600  7,867,650
  11,246,526
TOTAL BASIC INDUSTRIES   89,646,274

 SHARES VALUE (NOTE 1)
CONGLOMERATES - 1.1%
AlliedSignal, Inc.   89,400 $ 5,989,800
American Standard Companies, Inc. (a)  60,400  2,310,300
Brascan Ltd. Class A  40,200  894,409
Coltec Industries, Inc. (a)  22,500  424,688
GenCorp, Inc.   39,700  719,563
Lancaster Colony Corp.   13,100  602,600
Textron, Inc.   3,500  329,875
Tyco International Ltd.   271,900  14,376,713
United Technologies Corp.   19,400  1,280,400
  26,928,348
CONSTRUCTION & REAL ESTATE - 2.9%
BUILDING MATERIALS - 0.6%
Armstrong World Industries, Inc.   4,100  284,950
Dexter Corp.   98,200  3,130,125
Lilly Industrial Coatings, Inc. Class A  40,100  731,825
Masco Corp.   62,200  2,239,200
Nortek, Inc. (a)  1,200  24,000
Sherwin-Williams Co.   60,800  3,404,800
Southdown, Inc.   50,400  1,568,700
USG Corp. (a)  90,100  3,052,138
  14,435,738
CONSTRUCTION - 0.1%
Bouygues Offshore SA
 sponsored ADR (a)  97,300  1,252,738
Fairfield Communities, Inc. (a)  11,300  279,675
Oakwood Homes Corp.   55,900  1,278,713
  2,811,126
ENGINEERING - 0.1%
Fluor Corp.   41,700  2,616,675
REAL ESTATE - 0.3%
New World Development Co. Ltd.   16,000  108,087
Rouse Co. (The)  218,123  6,925,405
  7,033,492
REAL ESTATE INVESTMENT TRUSTS - 1.8%
Arden Realty Group, Inc.  83,000  2,303,250
Bay Apartment Communities, Inc.  3,400  122,400
Beacon Properties Corp.   116,400  4,263,150
Bradley Real Estate Trust (SBI)  26,900  484,200
Cali Realty Corp.  62,700  1,935,863
Capstead Mortgage Corp.   16,800  403,200
CenterPoint Properties Corp.   43,300  1,418,075
Crescent Real Estate Equities, Inc.   137,700  7,263,675
Duke Realty Investors, Inc.   43,100  1,659,350
Equity Residential Properties Trust (SBI)  18,700  771,375
Essex Property Trust, Inc.   43,100  1,266,063
Felcor Suite Hotels, Inc.  21,200  749,950
First Industrial Realty Trust, Inc.   103,200  3,134,700
Kimco Realty Corp.   500  17,438
LTC Properties, Inc.   60,800  1,124,800
Macerich Co.   64,700  1,690,288
Patriot American Hospitality, Inc.  71,100  3,066,188
Public Storage, Inc.   26,200  812,200
Reckson Associates Realty Corp.   22,500  950,625
Regency Realty Group  8,400  220,500
Sovran Self Storage, Inc.   900  28,125
Speiker Properties, Inc.   71,300  2,566,800
Starwood Lodging Trust combined
 certificate (SBI)   63,300  3,489,413
Vornado Realty Trust  1,400  73,500
Weeks Corp.  29,400  977,550
  40,792,678
TOTAL CONSTRUCTION & REAL ESTATE   67,689,709
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
DURABLES - 3.7%
AUTOS, TIRES, & ACCESSORIES - 2.2%
Chrysler Corp.   310,400 $ 10,243,200
Cross-Continent Auto Retailers, Inc. (a)  46,400  968,600
Danaher Corp.   168,300  7,846,988
Federal-Mogul Corp.   5,000  110,000
Federal Signal Co.   8,300  214,763
General Motors Corp.   310,700  17,321,525
Johnson Controls, Inc.   19,700  1,632,638
Lear Corp. (a)  80,900  2,760,713
Lucas Varity PLC sponsored ADR (a)  14,452  549,176
O'Gara Co. (a)  17,000  165,750
PACCAR, Inc.   7,700  523,600
Pep Boys-Manny, Moe & Jack  12,300  378,225
SPX Corp.   117,600  4,557,000
Smith (A.O.) Corp. Class B  3,500  104,563
Snap-on Tools Corp.   33,000  1,175,625
Toyota Motor Corp.   43,000  1,234,929
United Auto Group, Inc. (a)  53,500  1,377,625
  51,164,920
CONSUMER DURABLES - 0.2%
Minnesota Mining & Manufacturing Co.   72,900  6,041,588
CONSUMER ELECTRONICS - 0.1%
Harman International Industries, Inc.  12,800  712,000
Sunbeam-Oster, Inc.   42,000  1,081,500
  1,793,500
HOME FURNISHINGS - 0.4%
Carpetright PLC  347,500  3,440,646
Furniture Brands International, Inc. (a)  99,700  1,395,800
Leggett & Platt, Inc.   48,500  1,679,313
Miller (Herman), Inc.   37,200  2,106,450
  8,622,209
TEXTILES & APPAREL - 0.8%
Cutter & Buck, Inc. (a)(e)  280,000  3,255,000
Fruit of the Loom, Inc. Class A (a)  59,600  2,257,350
Jones Apparel Group, Inc. (a)  19,800  740,025
Liz Claiborne, Inc.   123,800  4,781,775
NIKE, Inc. Class B  39,700  2,372,075
Nine West Group, Inc. (a)  100  4,638
Reebok International Ltd.   101,400  4,258,800
Russell Corp.   19,900  592,025
Stride Rite Corp.   34,000  340,000
Timberland Co. Class A (a)  19,400  737,200
Unifi, Inc.   19,200  616,800
Warnaco Group, Inc. Class A  9,100  269,588
Westpoint Stevens, Inc. Class A (a)  6,400  191,200
  20,416,476
TOTAL DURABLES   88,038,693
ENERGY - 24.0%
COAL - 0.0%
MAPCO, Inc.   6,300  214,200
ENERGY SERVICES - 10.2%
Atwood Oceanics, Inc. (a)  800  50,800
BJ Services Co. (a)  196,100  10,001,100
Baker Hughes, Inc.   429,900  14,831,550
Carbo Ceramics, Inc.   33,100  695,100
Diamond Offshore Drilling, Inc. (a)  255,000  14,535,000
Dresser Industries, Inc.   420,900  13,047,900
ENSCO International, Inc. (a)  485,787  23,560,670
Eni Spa  483,800  2,486,887
Falcon Drilling, Inc. (a)  117,000  4,592,250

 SHARES VALUE (NOTE 1)
Global Marine, Inc. (a)  323,600 $ 6,674,250
Halliburton Co.   460,900  27,769,225
Helmerich & Payne, Inc.   52,700  2,746,988
Marine Drilling Companies, Inc. (a)  287,300  5,656,219
Nabors Industries, Inc. (a)  536,400  10,325,700
Newpark Resources, Inc. (a)  24,400  908,900
Noble Drilling Corp. (a)  311,700  6,195,038
Oceaneering International, Inc. (a)  11,700  185,738
Reading & Bates Corp. (a)  192,500  5,101,250
Schlumberger Ltd.   502,400  50,177,200
Smedvig AS, Series B (a)  55,200  1,151,082
Smith International, Inc. (a)  397,900  17,855,763
Tidewater, Inc.   151,159  6,839,945
Transocean Offshore, Inc.   149,174  9,342,022
Varco International, Inc. (a)  185,300  4,285,063
Western Atlas, Inc. (a)  16,900  1,197,788
  240,213,428
OIL & GAS - 13.8%
Amerada Hess Corp.   13,800  798,675
American Exploration Co. (a)  77,800  1,244,800
Amoco Corp.   13,400  1,078,700
Anadarko Petroleum Corp.   117,200  7,588,700
Ashland, Inc.   49,700  2,180,588
Atlantic Richfield Co.   15,800  2,093,500
Barrett Resources Corp. (a)  140,100  5,971,763
British Petroleum PLC ADR  176,800  24,995,100
Burlington Resources, Inc.   264,500  13,324,188
Camco International, Inc.   280,900  12,956,513
Canada Occidental Petroleum Ltd.   103,600  1,666,397
Canadian Natural Resources Ltd. (a)  273,300  7,496,137
Chesapeake Energy Corp. (a)  96,400  5,362,250
Chieftain International, Inc. (a)  65,700  1,725,353
Coastal Corp. (The)  160,500  7,844,438
Cooper Cameron Corp. (a)  214,620  16,418,430
Dorset Exploration Ltd. (a)  3,500  15,447
Enron Oil & Gas Co.   246,100  6,214,025
Enterprise Oil PLC  174,700  1,933,227
Exxon Corp.   36,300  3,557,400
Flores & Rucks, Inc. (a)  64,200  3,418,650
Forcenergy Gas Exploration, Inc. (a)  119,400  4,328,250
Imperial Oil Ltd.   4,300  202,320
Kerr-McGee Corp.   41,600  2,995,200
Louisiana Land & Exploration Co.   79,400  4,257,825
Monterey Resources, Inc. (a)  31,600  509,550
Murphy Oil Corp.   71,600  3,982,750
Nationale Elf Aquitaine  4,700  427,709
National-Oilwell, Inc. (a)  33,600  1,033,200
Newfield Exploration Co. (a)  264,200  6,869,200
Noble Affiliates, Inc.   118,600  5,677,975
Norcen Energy Resources Ltd.   17,900  396,951
Northstar Energy Corp. (a)  150,300  1,748,758
Occidental Petroleum Corp.   126,600  2,959,275
Oryx Energy Co. (a)  90,200  2,232,450
Parker & Parsley Petroleum Co.   64,200  2,359,350
Penn West Petroleum Ltd. (a)  33,600  343,145
Penn West Petroleum Ltd. (a)(c)  82,100  838,458
Pennzoil Co.   6,000  339,000
Petro-Canada  109,500  1,545,629
Petro-Canada
 Final Installment Receipt (d)  151,100  1,658,865
Petroleum Securities Australia Ltd.
 sponsored ADR (a)  84,500  1,922,375
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ENERGY - CONTINUED
OIL & GAS - CONTINUED
Phillips Petroleum Co.   317,000 $ 14,027,250
Poco Petroleums Ltd. (a)  20,800  198,767
Pogo Producing Co.   173,000  8,174,250
Renaissance Energy Ltd. (a)  358,200  12,189,539
Rio Alto Exploration Ltd. (a)  3,100  22,501
Rio Alto Exploration Ltd. (a)(c)  39,300  285,250
Royal Dutch Petroleum Co. ADR  177,800  30,359,350
Saga Petroleum AS Class B  44,100  691,439
Santa Fe Energy Resources, Inc. (a)  387,800  5,380,725
Stone Energy Corp. (a)  4,800  143,400
Suncor, Inc.   34,200  1,414,553
Swift Energy Co. (a)  211,200  6,309,600
Texaco, Inc.   76,100  7,467,313
Tosco Corp.   110,000  8,703,750
Total SA:
 Class B  66,686  5,422,253
 sponsored ADR  16,600  668,150
USX-Marathon Group   99,700  2,380,338
Ultramar Diamond Shamrock Corp.   153,100  4,841,788
Union Pacific Resources Group, Inc.   114,600  3,352,050
United Meridian Corp. (a)  284,800  14,738,400
Unocal Corp.   449,600  18,265,000
Valero Energy Corp.   3,700  105,913
Vastar Resources, Inc.   76,200  2,895,600
Vintage Petroleum, Inc.   120,700  4,164,150
  326,713,845
TOTAL ENERGY   567,141,473
FINANCE - 10.3%
BANKS - 3.3%
Bank of New York Co., Inc.   222,100  7,495,875
BankAmerica Corp.   164,700  16,428,825
Citicorp  32,500  3,347,500
Comerica, Inc.   2,000  104,750
Cullen Frost Bankers, Inc.   26,600  884,450
Fifth Third Bancorp  5,900  370,594
First Bank System, Inc.   148,400  10,128,300
First Empire State Corp.   800  230,400
Fleet Financial Group, Inc.   143,800  7,172,025
HSBC Holdings PLC  476,655  10,369,677
Hang Seng Bank Ltd.   332,000  4,034,909
North Fork Bancorporation, Inc.   88,000  3,135,000
Norwest Corp.   80,100  3,484,350
Regions Financial Corp.   3,300  170,569
Texas Regional Bancshares, Inc.
 Class A (vtg.)  9,500  323,000
U.S. Bancorp  147,600  6,632,775
Westpac Banking Corp.   354,800  2,019,212
Zions Bancorp  22,900  2,381,600
  78,713,811
CLOSED END INVESTMENT COMPANY - 0.1%
Morgan Stanley Emerging Markets
 Fund, Inc.   23,900  331,613
Morgan Stanley Asia-Pacific Fund, Inc.   82,100  800,475
Templeton Dragon Fund, Inc.   43,400  699,825
  1,831,913
CREDIT & OTHER FINANCE - 1.4%
American Express Co.   105,800  5,977,700
Associates First Capital Corp.   51,200  2,259,200

 SHARES VALUE (NOTE 1)
Beneficial Corp.   29,400 $ 1,863,225
Finova Group, Inc.   13,500  867,375
First Chicago NBD Corp.   24,300  1,306,125
Green Tree Financial Corp.   10,000  386,250
Greenpoint Financial Corp.   169,300  8,020,588
Household International, Inc.   106,100  9,787,725
Transamerica Corp.   37,300  2,946,700
  33,414,888
FEDERAL SPONSORED CREDIT - 1.3%
Federal Home Loan Mortgage
 Corporation  107,900  11,882,488
Federal National Mortgage Association  519,200  19,340,200
Student Loan Marketing Association  400  37,250
  31,259,938
INSURANCE - 2.8%
ACE Ltd.   9,600  577,200
Aetna, Inc.   129,000  10,320,000
Allmerica Financial Corp.   72,100  2,415,350
Allstate Corp.   249,900  14,462,963
American International Group, Inc.   113,500  12,286,375
Chubb Corp. (The)  8,100  435,375
Conseco, Inc.   33,800  2,154,750
General Re Corp.   5,500  867,625
ITT Hartford Group, Inc.   51,200  3,456,000
MMI Companies, Inc.   37,100  1,196,475
Marsh & McLennan Companies, Inc.   20,300  2,111,200
Mercury General Corp.   5,600  294,000
Mid Ocean Ltd.   26,200  1,375,500
Penncorp. Financial Group, Inc.   3,800  136,800
Progressive Corp.  12,500  842,188
Provident Companies, Inc.   4,600  222,525
Providian Corp.   19,000  976,125
Reinsurance Group of America, Inc.   1,900  89,538
Reliastar Financial Corp.   7,800  450,450
SunAmerica, Inc.   68,700  3,048,563
Travelers/Aetna Property Casualty
 Corp. Class A  8,700  307,763
Travelers Group, Inc. (The)  142,366  6,459,857
UNUM Corp.   8,000  578,000
USF&G Corp.   50,200  1,047,925
  66,112,547
SAVINGS & LOANS - 1.2%
Ahmanson (H.F.) & Co.   28,000  910,000
Charter One Financial Corp.   19,085  801,570
Dime Bancorp., Inc. (a)  58,800  867,300
Glendale Federal Bank FSB (a)  197,900  4,601,175
Golden West Financial Corp.   118,080  7,453,800
Great Western Financial Corp.   102,200  2,963,800
Long Island Bancorp., Inc.   7,800  273,000
Sovereign Bancorp., Inc.   400  5,250
TCF Financial Corporation  27,800  1,209,300
Washington Mutual, Inc.   184,400  7,986,825
  27,072,020
SECURITIES INDUSTRY - 0.2%
Guoco Group Ltd.  188,000  1,052,479
Peregrine Investments Holdings Ltd.   882,000  1,510,957
Salomon, Inc.   23,300  1,098,013
Schwab (Charles) Corp.  26,800  857,600
  4,519,049
TOTAL FINANCE   242,924,166
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HEALTH - 3.9%
DRUGS & PHARMACEUTICALS - 1.4%
Alkermes, Inc. (a)  7,100 $ 165,075
Alliance Pharmaceutical Corp. (a)  3,600  49,050
Andrx Corp.   1,600  25,800
Biogen, Inc.   12,000  465,000
Bristol-Myers Squibb Co.   60,600  6,590,250
Human Genome Sciences, Inc. (a)  10,000  407,500
Lilly (Eli) & Co.   18,600  1,357,800
Merck & Co., Inc.   14,900  1,180,825
Millennium Pharmaceuticals, Inc. (a)  13,200  229,350
Novartis AG (Reg.)  4,653  5,317,219
Pfizer, Inc.   23,800  1,972,425
Schering-Plough Corp.   28,000  1,813,000
Sepracor, Inc. (a)  93,600  1,556,100
Sequus Pharmaceuticals, Inc. (a)  5,000  80,000
Warner-Lambert Co.   145,000  10,875,000
  32,084,394
MEDICAL EQUIPMENT & SUPPLIES - 0.9%
Acuson Corp. (a)  20,600  502,125
Boston Scientific Corp. (a)  58,200  3,492,000
Cardinal Health, Inc.   24,400  1,421,300
Datascope Corp. (a)  4,900  98,000
Guidant Corp.   2,700  153,900
InControl, Inc. (a)  29,100  232,800
Mallinckrodt, Inc.  127,100  5,608,288
Medtronic, Inc.   72,300  4,916,400
St. Jude Medical, Inc. (a)  57,600  2,455,200
U.S. Surgical Corp.   84,400  3,323,250
  22,203,263
MEDICAL FACILITIES MANAGEMENT - 1.6%
Beverly Enterprises, Inc. (a)  69,100  881,025
Carematrix Corp. (a)  17,200  225,750
Columbia/HCA Healthcare Corp.   205,300  8,365,975
HEALTHSOUTH Rehabilitation Corp. (a)  315,200  12,174,600
Health Management Associates, Inc.
 Class A (a)  218,700  4,920,750
Integrated Health Services, Inc.   31,800  775,125
National Surgery Centers, Inc. (a)  8,400  319,200
NovaCare, Inc. (a)  36,600  402,600
Oxford Health Plans, Inc. (a)  56,000  3,279,500
PacifiCare Health Systems, Inc.
 Class B (a)  6,800  579,700
Quorum Health Group, Inc. (a)  6,700  199,325
Safeguard Health Enterprises, Inc. (a)  63,700  1,114,750
Sunrise Assisted Living, Inc. (a)  52,300  1,457,863
Tenet Healthcare Corp. (a)  115,200  2,520,000
  37,216,163
TOTAL HEALTH   91,503,820
HOLDING COMPANIES - 0.3%
CINergy Corp.   31,500  1,051,313
Citic Pacific Ltd. Ord.   228,000  1,323,576
Norfolk Southern Corp.   41,100  3,596,250
PartnerRe Ltd.   20,700  703,800
  6,674,939
INDUSTRIAL MACHINERY & EQUIPMENT - 4.0%
ELECTRICAL EQUIPMENT - 1.4%
AMETEK, Inc.   52,900  1,177,025
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  40,900  3,284,609

 SHARES VALUE (NOTE 1)
American Power Conversion Corp. (a)  70,100 $ 1,910,225
Common Development International
 Ltd. (a)(c)  58,100  519,185
Computer Products, Inc. (a)  2,100  40,950
Emerson Electric Co.   3,200  309,600
Hutchison Whampoa Ltd. Ord.   468,000  3,675,868
Loral Space & Communications Ltd. (a)  395,900  7,274,663
Roper Industries, Inc.   43,300  1,694,113
Westinghouse Electric Corp.   636,800  12,656,400
  32,542,638
INDUSTRIAL MACHINERY & EQUIPMENT - 2.0%
Case Corp.   187,500  10,218,750
Caterpillar, Inc.   151,700  11,415,425
Deere & Co.   5,000  203,125
Detroit Diesel Corp. (a)  40,600  933,800
Dover Corp.   5,400  271,350
Harnischfeger Industries, Inc.   76,000  3,657,500
Illinois Tool Works, Inc.   41,600  3,322,800
Ingersoll-Rand Co.   79,000  3,515,500
Kaydon Corp.   118,300  5,574,888
Manitowoc Co., Inc.   26,500  1,073,250
New Holland NV (a)  261,100  5,450,463
Parker-Hannifin Corp.   4,500  174,375
Thermo Fibergen, Inc. (a)  13,700  143,850
Thermo Fibergen, Inc. (rights)(a)  13,700  34,250
Thermo Fibertek, Inc. (a)  2,100  19,556
UCAR International, Inc. (a)  5,200  195,650
  46,204,532
POLLUTION CONTROL - 0.6%
Republic Industries, Inc. (a)  24,000  748,500
Sevenson Environmental Services, Inc.   13,200  240,900
USA Waste Services, Inc. (a)  287,880  9,176,175
United Waste Systems, Inc. (a)  154,600  5,314,375
  15,479,950
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   94,227,120
MEDIA & LEISURE - 3.8%
BROADCASTING - 1.0%
American Radio Systems Corp.
 Class A (a)  36,900  1,005,525
Asia Satellite Telecommunications
 Holdings Ltd. (a)  94,200  218,617
Canal Plus SA  2,200  485,780
Carlton Communications PLC  19,900  174,398
HSN, Inc. (a)  56,790  1,348,763
Infinity Broadcasting Corp. Class A  303,050  10,190,056
Jacor Communications, Inc. Class A (a)  44,800  1,226,400
Metro Networks, Inc. (a)  25,500  643,875
Renaissance Communications Corp. (a)  68,900  2,463,175
Telemundo Group, Inc. Class A (a)  136,400  3,955,600
Young Broadcasting, Inc. Class A (a)  37,300  1,091,025
  22,803,214
ENTERTAINMENT - 0.1%
Disney (Walt) Co.   13,300  926,013
Regal Cinemas, Inc. (a)  4,400  135,300
Viacom, Inc. (a):
 Class A  18,300  631,350
 Class B (non-vtg.)  4,600  160,425
  1,853,088
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - CONTINUED
LEISURE DURABLES & TOYS - 0.8%
Brunswick Corp.   5,700 $ 136,800
Champion Enterprises, Inc. (a)  211,800  4,130,100
Golden Bear Golf, Inc. (a)  10,100  113,625
Hasbro, Inc.   278,550  10,828,631
Mattel, Inc.   70,150  1,946,663
Nintendo Co. Ltd. Ord.   28,300  2,023,346
  19,179,165
LODGING & GAMING - 0.4%
Circus Circus Enterprises, Inc. (a)  58,600  2,014,375
HFS, Inc. (a)  67,600  4,039,100
Hilton Hotels Corp.   41,300  1,078,963
Host Marriott Corp. (a)  166,400  2,662,400
US Franchise Services, Inc. Class A (a)  3,900  39,488
  9,834,326
PUBLISHING - 1.1%
Acnielsen Corp. (a)  25,000  378,125
Cognizant Corp. (a)  83,400  2,752,200
Gannett Co., Inc.   53,300  3,990,838
Gibson Greetings, Inc. (a)  800  15,700
Harcourt General, Inc.   29,600  1,365,300
Knight-Ridder, Inc.   39,100  1,495,575
Meredith Corp.   51,700  2,727,175
New York Times Co. (The) Class A  155,100  5,893,800
Playboy Enterprises, Inc. Class B (a)  25,600  249,600
Times Mirror Co. Class A  118,200  5,880,450
Tribune Co.   25,300  1,995,538
  26,744,301
RESTAURANTS - 0.4%
Landry's Seafood Restaurants, Inc. (a)  92,600  1,979,325
Morton's Restaurant Group, Inc. (a)  316,900  5,347,688
Papa John's International, Inc. (a)  10,800  364,500
Shoney's, Inc. (a)  4,800  33,600
Starbucks Corp. (a)  23,800  681,275
  8,406,388
TOTAL MEDIA & LEISURE   88,820,482
NONDURABLES - 1.5%
AGRICULTURE - 0.1%
Pioneer Hi-Bred International, Inc.   38,600  2,702,000
BEVERAGES - 0.0%
Pete's Brewing Co. (a)  42,400  339,200
FOODS - 0.7%
Campbell Soup Co.   161,100  12,928,275
Ralston Purina Group  41,800  3,067,075
Tyson Foods, Inc.   4,100  140,425
  16,135,775
HOUSEHOLD PRODUCTS - 0.6%
Dial Corp.   271,900  4,010,525
Gillette Co.   119,700  9,306,675
Premark International, Inc.   34,700  772,075
  14,089,275
TOBACCO - 0.1%
Consolidated Cigar Holdings, Inc.
 Class A (a)  19,600  485,100
Dimon, Inc.   3,800  87,875
Philip Morris Companies, Inc.   5,000  563,125
RJR Nabisco Holdings Corp.   9,800  333,200
Swisher International Group, Inc. Class A  54,500  865,188
Universal Corp.   11,800  379,075
  2,713,563
TOTAL NONDURABLES   35,979,813

 SHARES VALUE (NOTE 1)
PRECIOUS METALS - 1.5%
Agnico Eagle Mines Ltd.   31,900 $ 447,952
Barrick Gold Corp.   32,700  936,262
Bre-X Minerals Ltd. (a)  412,700  6,532,874
Euro-Nevada Mining Ltd.   146,400  4,367,918
Franco Nevada Mining Corp.   191,400  8,761,243
Getchell Gold Corp. (a)  90,900  3,488,288
Greenstone Resources Ltd. (a)  89,300  1,039,016
Indochina Goldfields Ltd. (a)  111,400  1,308,342
Indochina Goldfields Ltd. (a)(c)  75,600  887,887
Kinross Gold Corp. (a)  84,100  595,083
Newmont Mining Corp.   167,400  7,491,150
TVI Pacific, Inc. (a)(c)  123,300  114,229
  35,970,244
RETAIL & WHOLESALE - 6.2%
APPAREL STORES - 1.0%
Abercrombie & Fitch Co. (a)  3,500  57,750
Baby Superstore, Inc. (a)  57,300  1,375,200
Cato Corp. Class A  85,000  425,000
Charming Shoppes, Inc. (a)  864,800  4,378,050
Footstar, Inc. (a)  96,132  2,391,284
Gap, Inc.   35,100  1,057,388
Goody's Family Clothing (a)  77,200  1,379,950
Limited, Inc. (The)  27,512  505,533
Payless ShoeSource, Inc. (a)  85,188  3,194,550
Ross Stores, Inc.   400  20,000
Saks Holdings, Inc. (a)  8,700  234,900
TJX Companies, Inc.   187,700  8,892,288
  23,911,893
DRUG STORES - 0.8%
Arbor Drugs, Inc.   46,800  813,150
CVS Corp.   298,600  12,354,575
Revco (D.S.), Inc. (a)  182,500  6,752,500
Rite Aid Corp.   2,200  87,450
  20,007,675
GENERAL MERCHANDISE STORES - 1.4%
Dayton Hudson Corp.   101,000  3,964,250
Family Dollar Stores, Inc.   8,300  169,113
Federated Department Stores, Inc. (a)  96,800  3,303,300
Kohls Corp. (a)  60,100  2,358,925
MacFrugals Bargains Closeouts, Inc. (a)  12,300  321,338
Mazel Stores, Inc. (a)  11,200  252,000
Price/Costco, Inc. (a)  227,900  5,725,988
Stein Mart, Inc. (a)  102,900  2,083,725
Woolworth Corp. (a)  636,300  13,919,063
  32,097,702
GROCERY STORES - 1.5%
Ahold NV  14,552  909,342
American Stores Co.   27,300  1,115,888
Asda Group PLC  741,500  1,562,333
Dominick's Supermarkets, Inc. (a)  91,700  1,994,475
Food Lion, Inc.:
 Class A  846,000  8,274,938
 Class B  134,400  1,360,800
Giant Food, Inc. Class A  51,700  1,783,650
Loblaw Companies Ltd.   56,500  583,197
Performance Food Group Co. (a)  1,150  17,825
Provigo, Inc. (a)  11,400  46,154
Quality Food Centers, Inc. (a)  12,600  425,250
Richfood Holdings, Inc. Class A  282,000  6,838,500
Safeway, Inc. (a)  218,100  9,323,775
Weis Markets, Inc.   21,900  698,063
  34,934,190
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
RETAIL & WHOLESALE, MISCELLANEOUS - 1.5%
Bulgari Spa  4,200 $ 85,217
Circuit City Stores, Inc.   139,400  4,199,425
Home Depot, Inc. (The)  270,500  13,558,813
Lowe's Companies, Inc.   74,200  2,634,100
Staples, Inc. (a)  178,100  3,216,931
Toys "R" Us, Inc. (a)  283,600  8,508,000
U.S. Office Products Co. (a)  65,700  2,242,013
  34,444,499
TOTAL RETAIL & WHOLESALE   145,395,959
SERVICES - 1.5%
ADVERTISING - 0.3%
Interpublic Group of Companies, Inc.   8,300  394,250
Omnicom Group, Inc.   61,100  2,795,325
Snyder Communications, Inc. (a)  91,600  2,473,200
  5,662,775
EDUCATIONAL SERVICES - 0.0%
Education Management Corp. (a)  32,400  680,400
LEASING & RENTAL - 0.0%
Ryder Systems, Inc.   10,600  298,125
Team Rental Group, Inc. Class A (a)  3,300  53,213
  351,338
PRINTING - 0.3%
ASM Lithography Holding NV (a)  45,200  2,251,525
Deluxe Corp.   21,800  713,950
Harland (John H.) Co.   96,400  3,181,200
Reynolds & Reynolds Co. Class A  2,600  67,600
Standard Register Co.   1,300  42,250
Valassis Communications, Inc. (a)  6,800  143,650
  6,400,175
SERVICES - 0.9%
APAC Teleservices, Inc. (a)  213,200  8,181,480
CDI Corp. (a)  400  11,350
Ecolab, Inc.   255,700  9,620,713
Orion Network Systems, Inc. (a)  1,700  21,888
Registry, Inc.   2,300  106,088
Robert Half International, Inc. (a)  64,500  2,217,188
Signature Resorts, Inc. (a)  12,800  451,200
Telespectrum Worldwide, Inc. (a)  77,900  1,236,663
Teletech Holdings, Inc. (a)  800  20,800
Zebra Technologies Corp. Class A (a)  6,000  140,250
  22,007,620
TOTAL SERVICES   35,102,308
TECHNOLOGY - 15.2%
COMMUNICATIONS EQUIPMENT - 1.3%
ADC Telecommunications, Inc. (a)  28,100  874,613
Ascend Communications, Inc. (a)  20,800  1,292,200
Aspect Telecommunications Corp. (a)  12,500  793,750
Cisco Systems, Inc. (a)  76,600  4,873,675
Dynatech Corp. (a)  71,700  3,172,725
Ericsson (L.M.) Telephone Co.
 Class B ADR  40,800  1,231,650
Lucent Technologies, Inc.   160,700  7,432,375
Nokia Corp. AB sponsored ADR  27,100  1,561,638
Northern Telecom Ltd.   42,300  2,628,997
Tellabs, Inc. (a)  50,400  1,896,300
3Com Corp. (a)  78,800  5,781,950
U.S. Robotics Corp. (a)  2,900  208,800
  31,748,673

 SHARES VALUE (NOTE 1)
COMPUTER SERVICES & SOFTWARE - 2.3%
America Online, Inc. (a)  25,200 $ 837,900
Autodesk, Inc.   5,000  140,000
Automatic Data Processing, Inc.   138,000  5,916,750
BMC Software, Inc. (a)  3,400  140,675
Borland International, Inc. (a)  4,800  26,100
CACI International, Inc. Class A (a)  32,800  688,800
CBT Group PLC sponsored ADR  1,800  97,650
CUC International, Inc. (a)  64,200  1,524,750
Ceridian Corp. (a)  82,616  3,345,948
Computer Sciences Corp. (a)  42,700  3,506,738
DST Systems, Inc.   19,500  611,813
Electronic Arts, Inc. (a)  14,800  443,075
Equifax, Inc.   163,500  5,007,188
First Data Corp.   34,700  1,266,550
Intuit (a)  46,000  1,449,000
Keane, Inc. (a)  101,400  3,219,450
McAfee Associates, Inc. (a)  15,400  677,600
Microsoft Corp. (a)  167,200  13,814,900
Midway Games, Inc. (a)  51,400  1,040,850
Ontrack Data International, Inc. (a)  37,300  559,500
Open Market, Inc. (a)  27,500  371,250
Oracle Corp. (a)  82,400  3,440,200
Parametric Technology Corp. (a)  45,100  2,317,013
Paychex, Inc.   10,400  534,950
Scopus Technology, Inc. (a)  7,600  353,400
SunGard Data Systems, Inc. (a)  49,700  1,963,150
Viisage Technology, Inc. (a)  5,000  72,500
  53,367,700
COMPUTERS & OFFICE EQUIPMENT - 5.8%
Adaptec, Inc. (a)  74,600  2,984,000
Amdahl Corp. (a)  126,300  1,531,388
Applied Magnetics Corp. (a)  123,900  3,701,513
Bay Networks, Inc. (a)  429,700  8,969,988
Bell & Howell Co. (a)  47,300  1,123,375
Comdisco, Inc.   19,300  612,775
Compaq Computer Corp. (a)  129,100  9,585,675
Dell Computer Corp. (a)  13,500  717,188
Diebold, Inc.   79,350  4,989,131
Digital Equipment Corp. (a)  75,700  2,753,588
EMC Corp. (a)  614,100  20,342,063
Gateway 2000, Inc. (a)  4,000  214,250
Hewlett-Packard Co.   36,500  1,834,125
Ingram Micro, Inc. Class A (a)  12,900  296,700
International Business Machines Corp.   237,000  35,787,000
Kronos, Inc. (a)  76,600  2,451,200
Lexmark International Group, Inc. (a)  169,600  4,685,200
Pitney Bowes, Inc.   112,500  6,131,250
Procom Technology, Inc.   49,100  466,450
Quantum Corp. (a)  40,000  1,145,000
Seagate Technology (a)  422,500  16,688,750
Sequent Computer Systems, Inc. (a)  14,500  257,375
Silicon Graphics, Inc. (a)  166,500  4,245,750
Symbol Technologies, Inc. (a)  10,200  451,350
Tech Data Corp. (a)  6,300  172,463
Trident Microsystems, Inc. (a)  12,100  204,188
Western Digital Corp. (a)  84,800  4,823,000
  137,164,735
ELECTRONIC INSTRUMENTS - 0.5%
Applied Materials, Inc. (a)  21,600  776,250
Perkin-Elmer Corp.   134,800  7,936,350
Silicon Valley Group, Inc. (a)  2,700  54,338
Teradyne, Inc. (a)  39,000  950,625
Thermo Electron Corp.   1,600  66,000
Waters Corp. (a)  89,500  2,718,563
  12,502,126
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
ELECTRONICS - 4.8%
AVX Corp.  9,400 $ 202,100
Altera Corp. (a)  55,700  4,048,694
Arrow Electronics, Inc. (a)  14,400  770,400
Atmel Corp. (a)  61,700  2,043,813
Avnet, Inc.   34,500  2,009,625
Chips & Technologies, Inc. (a)  127,000  2,317,750
Cirrus Logic, Inc. (a)  45,400  703,700
Griffon Corp. (a)  38,900  476,525
Integrated Device Technology, Inc. (a)  325,700  4,437,663
Intel Corp.   323,400  42,345,188
KEMET Corp. (a)  34,900  811,425
Kent Electronics Corp. (a)  98,900  2,546,675
Lattice Semiconductor Corp. (a)  73,500  3,381,000
Linear Technology Corp.   30,100  1,320,638
Maxim Integrated Products, Inc. (a)  25,600  1,107,200
Microchip Technology, Inc. (a)  54,400  2,767,600
Micron Technology, Inc.   69,700  2,030,013
Motorola, Inc.   55,600  3,412,450
National Semiconductor Corp. (a)  225,900  5,506,313
SGS Thomson Microelectronics NV (a)  14,600  1,022,000
S3, Inc. (a)  7,000  113,750
Sanmina Corp. (a)  32,800  1,853,200
Solectron Corp. (a)  34,500  1,841,438
Storage Technology Corp. (a)  315,100  15,006,638
Texas Instruments, Inc.   88,700  5,654,625
Thomas & Betts Corp.   46,400  2,059,000
Unitrode Corp. (a)  32,900  966,438
VLSI Technology, Inc. (a)  19,900  475,113
Xilinx, Inc. (a)  36,200  1,332,613
Zero Corp.   65,300  1,306,000
Zilog, Inc. (a)  10,700  279,538
  114,149,125
PHOTOGRAPHIC EQUIPMENT - 0.5%
Eastman Kodak Co.   77,300  6,203,325
Imation Corp. (a)  159,300  4,480,313
  10,683,638
TOTAL TECHNOLOGY   359,615,997
TRANSPORTATION - 1.2%
AIR TRANSPORTATION - 0.1%
AMR Corp. (a)  13,300  1,172,063
Continental Airlines, Inc. Class B (a)  39,200  1,107,400
Delta Air Lines, Inc.   1,500  106,313
Northwest Airlines Corp. Class A (a)  12,100  473,413
UAL Corp. (a)  2,700  168,750
  3,027,939
RAILROADS - 0.9%
Bombardier, Inc. Class B  72,400  1,336,193
Burlington Northern Santa Fe Corp.   46,800  4,042,350
CSX Corp.   6,500  274,625
Canadian Pacific Ltd.   241,900  6,361,378
Conrail, Inc.   21,540  2,145,923
Tranz Rail Holdings Ltd.
 sponsored ADR (a)  28,500  504,094
Trinity Industries, Inc.   4,900  183,750
Wisconsin Central Transportation
 Corp. (a)  158,700  6,288,488
  21,136,801
SHIPPING - 0.0%
Kirby Corp. (a)  10,000  197,500

 SHARES VALUE (NOTE 1)
TRUCKING & FREIGHT - 0.2%
Air Express International Corp.   20,000 $ 645,000
Consolidated Freightways, Inc.   25,200  560,700
Expeditors International of
 Washington, Inc.   86,200  1,982,600
USFreightways Corp.   10,900  299,069
Werner Enterprises, Inc.   3,300  59,813
Yellow Corp. (a)  103,900  1,493,563
  5,040,745
TOTAL TRANSPORTATION   29,402,985
UTILITIES - 2.9%
CELLULAR - 0.1%
McLeod, Inc. (a)  38,200  974,100
Palmer Wireless, Inc. (a)  28,500  299,250
  1,273,350
ELECTRIC UTILITY - 0.6%
Allegheny Power System, Inc.   17,000  516,375
American Electric Power Co., Inc.   90,000  3,701,250
Consolidated Edison Co. of
 New York, Inc.   7,100  207,675
DPL, Inc.   16,800  411,600
DQE, Inc.   4,900  142,100
Entergy Corp.  39,300  1,090,575
FPL Group, Inc.   35,300  1,623,800
GPU, Inc.   1,600  53,800
KU Energy Corp.   18,500  555,000
National Grid Co. PLC  1,132,000  3,781,276
Pinnacle West Capital Corp.   22,200  704,850
Public Service Co. of Colorado  5,300  206,038
Sevillana de Electricidad  18,296  207,765
Tucson Electric Power Co. (a)  15,000  249,375
  13,451,479
GAS - 0.7%
Consolidated Natural Gas Co.   5,300  292,825
Enron Corp.   199,600  8,607,750
Italgas Spa  259,100  1,084,193
Noram Energy Corp.   17,100  262,913
ONEOK, Inc.   9,000  270,000
Sonat, Inc.   121,000  6,231,500
Tejas Gas Corp. (a)  1,600  76,200
  16,825,381
TELEPHONE SERVICES - 1.5%
BCE, Inc.   154,500  7,359,558
British Telecommunications PLC Ord.   140,100  947,966
Cincinnati Bell, Inc.   32,200  1,984,325
MCI Communications Corp.   181,100  5,919,706
MFS Communications, Inc.   68,900  3,755,050
Smartalk Teleservices, Inc. (a)  71,300  1,212,100
Teleport Communications Group, Inc.
 Class A (a)  31,100  948,550
WorldCom, Inc. (a)  537,000  13,995,563
  36,122,818
WATER - 0.0%
Yorkshire Water PLC Ord.   17,400  210,134
TOTAL UTILITIES   67,883,162
TOTAL COMMON STOCKS
 (Cost $1,780,742,211)   2,102,418,880
CONVERTIBLE PREFERRED STOCKS - 0.2%
 SHARES VALUE (NOTE 1)
ENERGY - 0.1%
OIL & GAS - 0.1%
Tosco Financing Trust $2.875 (c)  11,100 $ 570,263
Ultramar Diamond Shamrock
 Corp. $2.50 (c)  17,200  1,062,100
TOTAL ENERGY   1,632,363
RETAIL & WHOLESALE - 0.1%
APPAREL STORES - 0.1%
TJX Companies, Inc., Series E, $7.00  5,900  1,545,063
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Cost $2,631,081)   3,177,426
CONVERTIBLE BONDS - 0.3%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
ENERGY - 0.1%
ENERGY SERVICES - 0.0%
Nabors Industries, Inc. 5%,
 5/1/06 Ba2 $ 1,016,000  1,249,680
OIL & GAS - 0.1%
Pogo Producing Co. 5 1/2%,
 6/15/06 (c) B2  1,100,000  1,388,750
TOTAL ENERGY   2,638,430
HEALTH - 0.1%
MEDICAL FACILITIES MANAGEMENT - 0.1%
NovaCare, Inc. 5 1/2%,
 1/15/00 B1  2,130,000  1,911,675
MEDIA & LEISURE - 0.0%
BROADCASTING - 0.0%
Home Shopping Network, Inc.
 5 7/8%, 3/1/06 (c) B-  445,000  478,375
Jacor Communications, Inc.
 liquid yield option notes
 0%, 6/12/11 B3  302,000  135,523
TOTAL MEDIA & LEISURE   613,898
RETAIL & WHOLESALE - 0.0%
APPAREL STORES - 0.0%
Charming Shoppes, Inc.
 7 1/2%, 7/15/06 B2  395,000  383,150
TECHNOLOGY - 0.1%
ELECTRONICS - 0.1%
National Semiconductor Corp.
 6 1/2%, 10/1/02 (c) Ba2  1,655,000  1,630,175
TOTAL CONVERTIBLE BONDS
 (Cost $6,587,222)   7,177,328
U.S. TREASURY OBLIGATIONS - 4.7%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
U.S. Treasury Bill, yields at date
 of purchase 5.34%, 3/6/97 - $ 250,000 $ 247,825
7 1/4%, 2/15/23 Aaa  6,300,000  6,577,578
6 1/4%, 8/15/23 Aaa  22,100,000  20,718,750
7 1/2%, 11/15/24 Aaa  5,690,000  6,223,438
7 5/8%, 2/15/25 Aaa  39,000,000  43,320,420
6 7/8%, 8/15/25 Aaa  7,000,000  7,137,830
6%, 2/15/26 Aaa  13,000,000  11,832,080
6 3/4%, 8/15/26 Aaa  16,000,000  16,120,000
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $112,387,712)   112,177,921
CASH EQUIVALENTS - 5.8%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 6.75%, dated
 12/31/96 due 1/2/97  $ 137,218,438  137,167,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $2,039,515,226) $  2,362,118,555
CURRENCY ABBREVIATIONS
CAD - Canadian dollar
LEGEND
(a) Non-income producing
(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,774,672 or 0.3% of net assets.
(d) Purchased on an installment basis. Market value reflects only those payments made through December 31, 1996. The remaining installment for Falconbridge Ltd., aggregating CAD 776,150 is due January 31, 1997. The remaining installment for Petro-Canada, aggregating CAD 642,175 is due March 24, 1997.
(e) An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Cutter & Buck, Inc.  $ 39,000 $ - $ - $ 3,255,000
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $3,728,210,661 and $2,494,655,085, respectively, of which U.S. government and government agency obligations aggregated $139,603,569 and $109,833,563, respectively.
The market value of futures contracts opened and closed during the period amounted to $83,367,121 and $82,962,684, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,028,246 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $2,046,267,190. Net unrealized appreciation aggregated $315,851,365, of which $341,028,736 related to appreciated investment securities and $25,177,371 related to depreciated investment securities.
The fund hereby designates approximately $13,087,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND II: CONTRAFUND PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase agreements of $137,167,000) (cost $2,039,515,226)        $ 2,362,118,555
-
See accompanying schedule

Cash                                                                                                              266,665

Receivable for investments sold                                                                                   17,594,993

Receivable for fund shares sold                                                                                   17,326,528

Dividends receivable                                                                                               1,963,857

Interest receivable                                                                                                2,844,453

 TOTAL ASSETS                                                                                                      2,402,115,051

LIABILITIES

Payable for investments purchased                                                                  $ 5,325,350

Payable for fund shares redeemed                                                                    1,294,444

Accrued management fee                                                                               1,164,508

Other payables and                                                                                   227,690
accrued expenses

 TOTAL LIABILITIES                                                                                                 8,011,992

NET ASSETS                                                                                                        $ 2,394,103,059

Net Assets consist of:

Paid in capital                                                                                                   $ 2,002,049,755

Undistributed net investment income                                                                              20,976,837

Accumulated undistributed net realized gain (loss) on investments and foreign                                    48,472,815
currency transactions

Net unrealized appreciation (depreciation) on investments                                                        322,603,652
and assets and liabilities in foreign currencies

NET ASSETS, for 144,559,967 shares outstanding                                                                   $ 2,394,103,059

NET ASSET VALUE, offering price                                                                                   $16.56
and redemption price per
share ($2,394,103,059 (divided by) 144,559,967 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                                 $ 18,426,701
Dividends

Interest                                                                           13,714,953

 TOTAL INCOME                                                                      32,141,654

EXPENSES

Management fee                                                     $ 9,539,179

Transfer agent fees                                                 1,141,270

Accounting fees and expenses                                        622,337

Non-interested trustees' compensation                               7,709

Custodian fees and expenses                                         324,660

Registration fees                                                   3,486

Audit                                                               42,110

Legal                                                               7,818

Miscellaneous                                                       3,876

 Total expenses before reductions                                   11,692,445

 Expense reductions                                                 (527,628       11,164,817
                                                                   )

NET INVESTMENT INCOME                                                              20,976,837

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              49,545,658

 Foreign currency transactions                                      (139,799
                                                                   )

 Futures contracts                                                  (404,437       49,001,422
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              254,150,260

 Assets and liabilities in                                          293            254,150,553
 foreign currencies

NET GAIN (LOSS)                                                                    303,151,975

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 324,128,812

OTHER INFORMATION                                                                 $ 516,935
 Expense reductions
 Directed brokerage arrangements

  Custodian interest credits                                                       10,693

                                                                                  $ 527,628


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     JANUARY 3, 1995
                                    DECEMBER 31,   (COMMENCEMENT
                                    1996           OF OPERATIONS) TO
                                                   DECEMBER 31,
                                                   1995




Operations                                                                                       $ 20,976,837      $ 4,056,021
Net investment income

 Net realized gain (loss)                                                                        49,001,422        16,037,745

 Change in net unrealized appreciation (depreciation)                                            254,150,553       68,453,099

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  324,128,812       88,546,865

Distributions to shareholders                                                                      -                 (3,710,433)
From net investment income

 From net realized gain                                                                           (9,296,351)       (7,420,866)

 TOTAL DISTRIBUTIONS                                                                               (9,296,351)       (11,131,299)

Share transactions                                                                                 1,380,209,873     806,897,529
Net proceeds from sales of shares

 Reinvestment of distributions                                                                     9,296,351         11,131,299

 Cost of shares redeemed                                                                           (187,235,370)     (18,444,650)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                           1,202,270,854     799,584,178

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                          1,517,103,315     876,999,744

NET ASSETS

 Beginning of period                                                                               876,999,744       -

 End of period (including undistributed net investment income of $20,976,837 and $275,151,
respectively)                                                                                     $ 2,394,103,059   $ 876,999,744

OTHER INFORMATION
Shares

 Sold                                                                                              92,660,951        64,153,925

 Issued in reinvestment of distributions                                                           674,626           816,078

 Redeemed                                                                                         (12,369,121)      (1,376,492)

 Net increase (decrease)                                                                          80,966,456        63,593,511



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEAR ENDED                 JANUARY 3, 1995
                          DECEMBER 31,               (COMMENCEMENT
                          1996                       OF OPERATIONS) TO
                                                     DECEMBER 31,
                                                     1995

SELECTED PER-SHARE DATA




Net asset value, beginning of period                               $ 13.79       $ 10.00

Income from Investment Operations

 Net investment income                                             .14           .06

 Net realized and unrealized gain (loss)                           2.76          3.91

 Total from investment operations                                  2.90          3.97



Less Distributions

 From net investment income                                        -             (.06)

 From net realized gain                                            (.13)         (.12)

 Total distributions                                               (.13)         (.18)

Net asset value, end of period                                     $ 16.56       $ 13.79

TOTAL RETURN A                                                     21.22%        39.72%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                            $ 2,394,103   $ 877,000

Ratio of expenses to average net assets                            .74%          .72%

Ratio of expenses to average net assets after expense reductions   .71% B        .72%

Ratio of net investment income to average net assets               1.33%         1.07%

Portfolio turnover rate                                            178%          132%

Average commission rate C                                          $ .0343

A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE
TOTAL RETURNS
SHOWN. B FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL STATEMENTS). C FOR FISCAL YEARS BEGINNING ON OR
AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER
SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS
AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON
THE MIX OF TRADES EXECUTED
IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Contrafund Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, non-taxable dividends and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in interest rates and currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities) and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. For the period, the management fee was equivalent to an annual rate of .61% of average net assets.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .07% of average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.00% of average net assets.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. In addition, the fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses.
For the period, the reduction under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
6. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investment Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 38% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 10% or more of the total outstanding shares of the fund, totaling 23%.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included under the caption "Legend" at the end of the fund's schedule of investments.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund II and the Shareholders of Contrafund Portfolio:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Contrafund Portfolio (a fund of Variable Insurance Products Fund II) at December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Contrafund Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
February 10, 1997
DISTRIBUTIONS


The Board of Trustees of Contrafund Portfolio voted to pay on February 7, 1997, to shareholders of record at the opening of business on February 7, 1997, a distribution of $.37 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.14 per share from net investment income.




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
William J. Hayes, VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
William Danoff, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co., Boston, MA

(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND II: ASSET MANAGER: GROWTH PORTFOLIO
ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



MARKET ENVIRONMENT                       3    A review of what happened in world markets
                                              during the last year.

PERFORMANCE                              4    How the fund has done over time.

FUND TALK                                5    The managers' review of fund performance, strategy
                                              and outlook.

ADDITIONAL INTERVIEW ON POLICY CHANGES   7    A discussion of recent changes to
                                              VIP II: Asset Manager: Growth

INVESTMENTS                              8    A complete list of the fund's investments with their
                                              market values.

FINANCIAL STATEMENTS                     17   Statements of assets and liabilities, operations, and
                                              changes in net assets, as well as financial highlights.

NOTES                                    19   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS        21   The auditors' opinion.

DISTRIBUTIONS                            22



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets posted positive returns in 1996, aided by moderate growth and low inflation. Sustained corporate earnings growth and a favorable interest rate environment also proved beneficial. Japan, however, was the major exception as an underperforming stock market and a weak yen undermined returns for U.S.-based investors. The strongest gains came from the often-volatile emerging bond markets in 1996, while performance of the bond markets of developed countries was mixed.
U.S. STOCK MARKETS
The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 22.96% for the 12 months that ended December 31, 1996, well above the index's long-term average annual return of about 12%. The Russell 2000 Index - a measure of small stock performance - rose 16.49%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 28.70%, closing above 6500 for the first time in November.
The U.S. stock market spent much of the past year breaking price and trading volume records. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks in an environment where it was sometimes difficult to discern the health of the economy.
Most industry sectors experienced positive, if not strong performance. At mid-year, technology stocks suffered from a sell-off sparked by fears that company earnings were weakening. Nevertheless, this sector proved to be the strongest in the U.S. market in 1996. Earnings surprises and positive earnings projections were the main drivers of solid performance, especially among semiconductor manufacturers, companies that make disk drives and monitors, and software firms. Even though consensus estimates pointed toward increases in short-term interest rates by the Fed, financial stocks
- usually sensitive to changes in interest rates - shrugged off this concern and posted solid performance based on low interest rates and positive business prospects. Energy stocks reaped the benefits of higher-than-expected energy prices, which resulted in part from the delayed re-entry of Iraq into the world market. Uncertainty over the direction of the economy benefited consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks, as these companies tend to post steady earnings growth in many economic environments.
Utilities stocks struggled in 1996 for two reasons. First, and most important, uncertainty over the direction and form of deregulation in the sector tended to diminish investor interest. Second, stocks in the sector tend to move in concert with bonds, which lagged due to periodic inflation fears and confusing economic signals. Stocks in the telecommunications field especially were affected by uncertainty over legislation signed into law in February 1996. Biotechnology issues had a hard time recovering from a correction in stock prices from overvalued levels that they experienced earlier in 1996. Cyclical stocks - those that usually rise and fall with the economy - posted mixed results that largely depended on the outlook for companies in the specific sector rather than the direction of the economy. FOREIGN STOCK MARKETS
Foreign stock markets posted mixed results in 1996. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australia and the Far East - returned 6.05% in 1996. Europe posted the most consistently strong equity markets due to stronger economic growth, lower interest rates, higher corporate earnings, the relative weakness of the continent's major currencies and a new emphasis on shareholder friendliness by many of the region's corporations. The MSCI Europe Index was up 21.09% in 1996. The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. The Tokyo Stock Exchange TOPIX Total Return Index was off 16.26%. Emerging market equity performance ran the gamut from negative to positive, with the MSCI Emerging Markets Free Index returning 6.03% for 1996. While Hong Kong was a top performer - benefiting from the rising value of the property sector, solid economic growth and stable interest rates - other Asian markets posted mixed returns as concerns rose over declining export growth in the region. Latin America enjoyed a strong first half, but faded toward the end of 1996 due to low domestic savings rates and inefficient governments, among other factors. U.S. BOND MARKETS
Uncertainty over the direction of the economy led to mixed performance in U.S. bond markets in 1996. For the year, the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. taxable bond market
- posted a total return of 3.63%. Stronger-than-expected economic signals rattled the bond market in the early spring. Investors spent most of the summer anticipating a short-term interest rate increase by the Federal Reserve Board. However, the Fed neither raised nor lowered rates through the end of 1996. Interest rates responded to the Fed's inaction by falling during much of October and November. In December, though, bond prices dropped due to inflation concerns, stronger-than-expected economic data and comments by Fed Chairman Alan Greenspan that the stock markets may be overvalued.
FOREIGN BOND MARKETS
While low inflation and moderate growth helped provide a positive backdrop for most bond markets in 1996, performance in overseas bond markets was mixed. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 3.62% for the 12 months that ended December 31, 1996. In Europe, focus centered on the continuing progress toward the European Monetary Union (EMU). Attractive opportunities arose as countries worked to meet the requirements for joining the EMU. However, Germany and Japan - two of the larger components of the Salomon Brothers World Government Bond Index - experienced currency problems that hurt returns. In stark contrast to the developed world, the often-volatile emerging debt markets enjoyed a particularly strong year, helped by inflows of foreign capital, low interest rates and the implementation of country-specific reforms - especially in Latin America. The J.P. Morgan Emerging Markets Bond Index - of which Latin America is a large component - posted a return of 34.16% during the period.
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER: GROWTH PORTFOLIO PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIOD ENDED DECEMBER 31, 1996    PAST 1   LIFE OF
                                  YEAR     FUND

Asset Manager: Growth             20.04%   21.56%

S&P 500 (registered trademark)    22.96%   30.11%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare the fund's return to those of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how
it will do tomorrow. The stock market, for example,
has a history of growth in the long run and volatility
in the short run. In turn, the share price and return
of a fund that invests in stocks will vary. That
means if you sell your shares during a market
downturn, you might lose money. But if you can
ride out the market's ups and downs, you may
have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.
If Fidelity had not reimbursed certain fund expenses, the life of fund total return figure would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURN WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19960930 19961009 151627 S00000000000001
             Asset Manager:Growt         S&P500    Fid. Aggr.Asset. Alloc.
             00159                       SP001     F0022
  1995/01/31      10000.00                    10000.00
10000.00
  1995/02/28      10149.70                    10389.70
10319.41
  1995/03/31      10289.42                    10696.30
10539.38
  1995/04/30      10558.88                    11011.31
10785.08
  1995/05/31      10708.58                    11451.43
11198.64
  1995/06/30      11137.72                    11717.44
11396.90
  1995/07/31      11546.91                    12106.00
11632.64
  1995/08/31      12065.87                    12136.38
11694.83
  1995/09/30      12245.51                    12648.54
12051.93
  1995/10/31      11776.45                    12603.38
12082.78
  1995/11/30      11986.03                    13156.67
12486.40
  1995/12/31      12277.71                    13410.07
12699.16
  1996/01/31      12569.78                    13866.55
13007.00
  1996/02/29      12613.39                    13995.09
13008.05
  1996/03/31      12840.37                    14129.86
13058.25
  1996/04/30      13143.01                    14338.14
13160.97
  1996/05/31      13348.36                    14707.92
13378.10
  1996/06/30      13402.41                    14763.95
13465.02
  1996/07/31      13067.35                    14111.68
13090.93
  1996/08/31      13164.62                    14409.30
13265.02
  1996/09/30      13705.04                    15220.25
13818.40
  1996/10/31      14104.95                    15640.03
14160.36
  1996/11/30      15023.67                    16822.26
14932.58
  1996/12/31      14737.79                    16489.01
14697.36
IMATRL PRASUN   SHR__CHT 19960930 19961009 151629 R00000000000123











Let's say hypothetically that $10,000 was invested in Asset Manager: Growth Portfolio on January 31, 1995, shortly after the fund began. As the chart shows, by December 31, 1996, the value of the investment would have grown to $14,738 - a 47.38% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500 would have grown to $16,489 over the same period - a 64.89% increase.
You can also look at how the Fidelity Aggressive Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The Aggressive Asset Allocation Composite index combines the cumulative total returns of three unmanaged indexes - the S&P 500 (64.89%), Lehman Brothers Aggregate Bond Index (20.39%), and the Salomon Brothers 3-month T-Bill Total Rate of Return Index (10.78%) - according to the fund's neutral mix*, assuming monthly rebalancing. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $14,697 - a 46.97% increase.
* 70% STOCKS, 25% BONDS AND 5% SHORT-TERM INSTRUMENTS EFFECTIVE JANUARY 1, 1997; 65%, 30% AND 5%, RESPECTIVELY, PRIOR TO DECEMBER 31, 1996.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1996
                                        % OF FUND'S
                                        INVESTMENTS

Philip Morris Companies, Inc.           6.6

Federal National Mortgage Association   6.2

General Motors Corp.                    3.5

International Business Machines Corp.   2.8

Compaq Computer Corp.                   2.4

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1996
(STOCKS ONLY)   % OF FUND'S
                INVESTMENTS

Finance         14.3

Technology      12.0

Nondurables     7.7

Utilities       5.8

Durables        5.7

ASSET ALLOCATION AS OF DECEMBER 31, 1996*
Row: 1, Col: 1, Value: 8.9
Row: 1, Col: 2, Value: 22.5
Row: 1, Col: 3, Value: 68.59999999999999
Stocks  68.6%
Bonds  22.5%
Short-term investments 8.9%
FOREIGN INVESTMENTS  9.2%
*
% OF FUND'S INVESTMENTS
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER: GROWTH PORTFOLIO FUND TALK: THE MANAGERS' OVERVIEW



An interview with Richard Habermann (center), Portfolio Manager of VIP II:
Asset Manager: Growth, as well as George Vanderheiden (left) and Michael Gray, sub-managers for stocks and bonds, respectively
Q. HOW DID THE FUND PERFORM, DICK?
D.H. Pretty well. For most of the past year - when the stock market was quite strong and bonds posted mixed results - the fund nearly performed in line with the broad stock market. For the 12 months that ended December 31, 1996, the Standard & Poor's 500 Index posted a return of 22.96%. The fund benefited most from the performance of its equity investments, a result of restructuring of the portfolio after a management change in March.
Q. WHAT WAS THE NATURE OF THIS REPOSITIONING?
D.H. On the equity side, we emphasized large-capitalization stocks whose dividend yields were slightly higher than that of the market. This approach helped the fund, as stocks in this area were among the best performing asset classes in 1996. We focused the fund's bond investments on investment-grade, dollar-denominated securities, and brought the bond portfolio's duration - its sensitivity to changes in interest rates - in line with the bond market average as represented by the Lehman Brothers Aggregate Index.
Q. WHAT WAS THE FUND'S ASSET MIX AT THE END OF THE PERIOD?
D.H. The fund had about 69% in stocks, 22% in bonds and 9% in short-term money-market securities. This asset allocation is fairly close to the new neutral mix we have developed for the fund. For more information on that policy change, shareholders should refer to the additional interview that follows in this report.
Q. CAN YOU GIVE US SOME DETAILS ON YOUR ASSET ALLOCATION STRATEGY OVER THE PAST SIX MONTHS?
D.H. We've maintained a fairly consistent weighting in stocks over that period, a position that has helped the fund because stocks performed so well. Investors bid up stock prices in July after finding that some negative corporate earnings reports were not indicative of the state of the overall market. Through the last three months of the year, stocks continued to do well, spurred by a benign economic and interest rate environment. Federal Reserve Board Chairman Alan Greenspan's comments about the market's exuberance caused some short-term volatility in December, but the stock market rebounded fairly quickly. The fixed-income component was increased at times, as we bought bonds when they became undervalued during periods of market duress. At those times, the market was spooked by stronger-than-expected economic data that was considered to be a signal of inflation. Bond investors fear inflation because it erodes the value of a bond's fixed payments. We bought more investment-grade bonds when their prices fell and their yields rose in response to the economic data. Therefore, we were able to lock in higher yields on our new fixed-income investments. When yields subsequently fell, the value of the fixed-income investments we purchased earlier increased.
Q. TURNING TO YOU, GEORGE, WHAT STOCK-PICKING STRATEGIES HAVE YOU PURSUED? G.V. I've sought to minimize the risk in the stock holdings because I considered stock market valuations to be high on a historical basis. As a result, I've pursued two strategies - growth at a reasonable price and vulture investing. I have always felt the most prudent way to buy growth stocks is to get as much total return, meaning stock appreciation plus dividend yield, for as small a price as possible. The price you pay for a growth stock is reflected in its price-to-earnings ratio, or how much times earnings the market thinks that stock is worth. To give an example, both Philip Morris and Coca-Cola are growth stocks with each having grown its earnings per share at an 18% growth rate over the past 10 years. Assuming they can sustain similar growth rates in the future, Philip Morris would have a higher total return because its dividend yield is 5%, whereas Coke's is 1%. But look at what the market was paying for each stock's total return at the beginning of October. Coke was at around $51 and the consensus estimate for its earnings per share was $1.40 for 1996, thereby producing a price-to-earnings ratio of 36 times. Philip Morris, on the other hand, was at $93 with a consensus earnings-per-share estimate of $7.70 for 1996, thereby producing a price-to-earnings ratio of 12 times. Litigation concerns have been dragging down Philip Morris' ratio, but these worries have been around for 15 years and this was the biggest gap between the two companies' price-to-earnings ratios. That's why I invested in Philip Morris and not Coca-Cola.
Q. WHAT DO YOU MEAN BY VULTURE INVESTING?
G.V. Occasionally bad things happen to good stocks. Quality growth stocks may stumble temporarily due to new product introductions, too much inventory or manufacturing problems that cause a disappointment in quarterly earnings. If these are truly temporary occurrences, they can be wonderful opportunities to buy a stock or sector when prices are down. For example, in January 1996, Intel's price had dropped to $50 from $75 months before as concerns developed over its receivables with Packard Bell. Nine months later the stock had increased substantially. Buying a sector with good long-term fundamentals after it has suffered a big decline can mitigate risk and enhance the ultimate upside gain. However, it does require patience.
Q. MICHAEL, WHERE HAVE YOU FOUND OPPORTUNITIES IN THE BOND PORTFOLIO?
M.G. I've increased the fund's investments in bonds that offered a yield advantage over Treasuries - agency issues, mortgage-backed securities and corporate bonds.
Q. WHAT MADE CORPORATE BONDS MORE ATTRACTIVE?
M.G. As Dick said, they became more attractive earlier in the period. In addition, for most of the period, the fundamental outlook for corporations was favorable. That is, business prospects appeared to improve. The best indicator of a favorable corporate environment has been a strong stock market. This strength showed that corporations were doing well and that investors were comfortable with prospects as they drove up stock prices. Part of that optimism was a function of the economic environment, which has been fairly positive. Despite the bond market's inflation fears in the spring, the economy looked as if it was growing, while inflation remained under control. Moderate growth with low inflation is a good recipe for corporations. In addition, there was a limited supply of new corporate issues, along with fairly strong demand. Many investors were looking for added yield, and there wasn't much to buy in the way of corporate bonds. This backdrop helped corporate bonds post strong price gains on a relative basis.
Q. WERE THERE OTHER TYPES OF BONDS THAT WERE ATTRACTIVE TO YOU?
M.G. I was attracted to Yankee bonds. These are dollar-denominated bonds issued in the U.S. by foreign banks, governments and corporations. They tend to trade more cheaply than other bonds with similar credit ratings and often don't drop in price as quickly as corporate bonds when bad news affects the issuer.
Q. WHAT KINDS OF MORTGAGE-BACKED SECURITIES DID YOU FAVOR?
M.G. When rates rose earlier in the period, I bought mortgage-backed securities that were selling at a discount. In general I sought securities that I thought would be less susceptible to changes in interest rates than other choices in the mortgage-backed sector. Mortgage-backed securities tend not to perform well if rates go up or down sharply, so I looked for those bonds that by the nature of their structure would be less sensitive to interest rate changes. Those securities tended to be in 15-year and 30-year mortgages that were selling at a discount.
Q. TURNING BACK TO YOU, DICK, WHAT'S YOUR OUTLOOK?
D.H. Twice this year, there has been real excitement in the stock market, in July and December. Both occasions were related to concerns about earnings. Going forward, I think we'll find more risk in the markets. Sometimes people tend to forget that stocks, most importantly, are stocks of COMPANIES. So what we've been trying to do is to spend a lot of time listening to companies and trying to get a sense of what's going on. There might be a pick-up in the economy to sustain earnings, but in the short term, earnings disappointments will hit a stock hard. The stocks and markets that have done poorly are those that haven't met expectations. If the low-interest, low-inflation environment continues, earnings will be more crucial. That is, because of lower interest rates, there will be more of a reaction when earnings don't meet expectations. In addition, stock prices will be more sensitive to any changes in interest rates. As for fixed-income, we'll continue to keep an eye on the strength of the economy and to look for value in the various sectors of the market.

NOTE TO SHAREHOLDERS: Charles Morrison became sub-manager for bonds on February 3,1997, after the period ended.


FUND FACTS
GOAL: maximum total return over the long term by allocating assets among stocks, bonds and short-term instruments anywhere in the world
START DATE: January 3, 1995
SIZE: as of December 31, 1996, more than $253 million
MANAGER: Richard Habermann, since March
1996; joined Fidelity in 1968
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER: GROWTH PORTFOLIO ADDITIONAL INTERVIEW ON POLICY CHANGES


NOTE TO SHAREHOLDERS: Beginning on December 1, 1996, Asset Manager: Growth Portfolio's neutral mix of investments changed, and there was a change in how bonds and short-term instruments are classified. In the following additional interview segment, Portfolio Manager Dick Habermann discusses these changes.
Q. WE UNDERSTAND THAT THE FUND'S NEUTRAL ALLOCATION PERCENTAGES CHANGED. CAN YOU EXPLAIN?
A. Yes. Asset Manager: Growth's neutral mix - which represents how the fund's investments are allocated, on average, over the long term - was 65% stocks, 30% bonds and 5% short-term instruments. Under a new policy approved by the fund's Board of Trustees, the neutral mix is now 70% stocks, 25% bonds and 5% short-term/money market. As always, this mix will vary over short-term periods as fund management makes gradual adjustments to the portfolio's holdings - within defined ranges - based on the current outlook for the different markets. The neutral mix is designed to establish a general direction for the fund and communicate the expected posture of the fund going forward.
Q. WHAT DO THESE CHANGES MEAN?
A. The most significant impact of the changes is a 5% increase in the fund's equity allocation at the expense of the bond component. The other changes to the bond and short-term classes are mainly a redefinition of the dividing line of short-term securities and longer-term bonds.
Q. SO YOU ALSO CHANGED THE DEFINITION OF "SHORT-TERM" FOR THE PURPOSES OF HOW THE FUND LOOKS AT ITS ALLOCATIONS . . .
A. The short-term asset class in the fund included all bonds and short-term instruments with maturities of three years or less. Under our new definition, we now generally move securities with one to three years remaining maturity into the bond class, leaving shorter-term instruments in a newly named "short-term/money market" class. In addition to redefining the bond and short-term classes, we also assigned a manager to the short-term/money market part of the fund: John Todd, a veteran manager in our money market fund group who has been with Fidelity since 1981.
Q. WHY DID YOU MAKE THESE CHANGES?
A. With the changes in the management structure, we thought it was a good time to reassess the neutral mix based on what we learned since we launched the first Asset Manager fund in 1988. One thing we found is that stocks have continued to provide superior returns relative to both intermediate and long term bonds. At the same time, the volatility of stocks and bonds by some measures has been converging. Based on this comparison and other factors we evaluated, we believe the fund can modestly increase its allocation to equities and thus its potential return without unduly affecting its volatility.
Shareholders should remember that these allocations simply represent a neutral mix. Because the fund is actively managed, allocations will change based on the market environment. The allocation ranges for each asset class have been modified to accommodate the change in the neutral mix.
Q. AND WHY DID YOU REDEFINE THE SHORT-TERM CLASS AND ASSIGN A SUB-PORTFOLIO MANAGER?
A. We believe that actively managing the short-term part of the portfolio more like a money market fund will help to make this category more stable. Additionally, this redefinition is in line with the way Fidelity looks at fixed-income asset classes across our funds.
Q. WILL THESE CHANGES HAVE ANY IMPACT ON THE LEVEL OF FOREIGN SECURITIES HELD IN THE FUND?
A. Because part of the fund's goal is to produce high total return over the long-term through diversification, foreign investments will continue to play a role in the fund. However, we are more likely to seek investment opportunities first in domestic markets.
Q. HOW HAVE YOU BROUGHT THE FUND IN LINE WITH THE NEW POLICIES?
A. We have been making gradual changes, so that at the start of 1997, the fund's neutral allocation mix and holdings are where we want them. Shareholders should keep in mind that we're continually fine-tuning the fund within its prospectus parameters to achieve the best risk-reward ratio, so making changes over the next month won't be unusual.
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER: GROWTH PORTFOLIO INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 68.3%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.0%
AEROSPACE & DEFENSE - 0.5%
Boeing Co.   9,800 $ 1,042,475
Gulfstream Aerospace Corp. (a)  5,000  121,250
  1,163,725
DEFENSE ELECTRONICS - 0.5%
Raytheon Co.   26,900  1,294,563
TOTAL AEROSPACE & DEFENSE   2,458,288
BASIC INDUSTRIES - 3.2%
CHEMICALS & PLASTICS - 2.2%
Air Products & Chemicals, Inc.   6,500  449,313
du Pont (E.I.) de Nemours & Co.   36,100  3,406,938
Raychem Corp.   10,100  809,263
Union Carbide Corp.   19,800  809,325
  5,474,839
METALS & MINING - 0.1%
Reynolds Metals Co.   3,400  191,675
PACKAGING & CONTAINERS - 0.1%
Owens-Illinois, Inc. (a)  2,200  50,050
Tupperware Corp.   4,400  235,950
  286,000
PAPER & FOREST PRODUCTS - 0.8%
Boise Cascade Corp.   13,500  428,625
Champion International Corp.   21,700  938,525
International Paper Co.   11,400  460,275
Temple-Inland, Inc.   2,700  146,138
Willamette Industries, Inc.   2,500  174,063
  2,147,626
TOTAL BASIC INDUSTRIES   8,100,140
CONSTRUCTION & REAL ESTATE - 0.9%
CONSTRUCTION - 0.7%
Centex Corp.   10,900  410,113
DR Horton, Inc.  32,900  357,788
Fleetwood Enterprises, Inc.   29,933  823,158
Kaufman & Broad Home Corp.   15,700  202,138
Lennar Corp.   500  13,625
U.S. Home Corp. (a)  1,700  44,200
  1,851,022
ENGINEERING - 0.2%
Fluor Corp.   7,000  439,250
TOTAL CONSTRUCTION & REAL ESTATE   2,290,272
DURABLES - 5.7%
AUTOS, TIRES, & ACCESSORIES - 5.4%
Cummins Engine Co., Inc.   7,600  349,600
Dana Corp.   8,300  270,788
Discount Auto Parts, Inc. (a)  5,100  119,213
Federal-Mogul Corp.   11,600  255,200
General Motors Corp.   161,200  8,986,900
Goodyear Tire & Rubber Co.   5,100  262,013
Honda Motor Co. Ltd.   21,000  599,483
Magna International, Inc. Class A  28,700  1,596,364
Superior Industries International, Inc.   22,500  520,313
Volvo AB Class B  35,900  788,792
  13,748,666
CONSUMER ELECTRONICS - 0.2%
Newell Co.   10,600  333,900
Whirlpool Corp.   2,200  102,575
  436,475

 SHARES VALUE (NOTE 1)
TEXTILES & APPAREL - 0.1%
Burlington Industries, Inc. (a)  31,000 $ 341,000
TOTAL DURABLES   14,526,141
ENERGY - 5.6%
ENERGY SERVICES - 0.1%
McDermott International, Inc.   22,200  369,075
OIL & GAS - 5.5%
Amerada Hess Corp.   10,400  601,900
Anadarko Petroleum Corp.   1,500  97,125
Atlantic Richfield Co.   14,300  1,894,750
British Petroleum PLC ADR  13,702  1,937,120
Burlington Resources, Inc.   23,100  1,163,663
Canada Occidental Petroleum Ltd.   20,100  323,307
Elf Aquitaine SA sponsored ADR  5,400  244,350
Enron Oil & Gas Co.   1,600  40,400
Fortune Petroleum Corp. (warrants)(a)  100,000  175,000
Kerr-McGee Corp.   5,000  360,000
Louisiana Land & Exploration Co.   17,700  949,163
Noble Affiliates, Inc.   2,300  110,113
Occidental Petroleum Corp.   15,500  362,313
Royal Dutch Petroleum Co.:
 Ord.   800  140,207
 ADR  19,100  3,261,325
Santa Fe Energy Resources, Inc. (a)  15,800  219,225
Sun Co., Inc.   15,100  368,063
Tosco Corp.   16,500  1,305,563
Total SA:
 Class B  920  74,805
 sponsored ADR  8,065  324,616
Ultramar Diamond Shamrock Corp.   600  18,975
Union Pacific Resources Group, Inc.   4,200  122,850
  14,094,833
TOTAL ENERGY   14,463,908
FINANCE - 14.3%
BANKS - 1.4%
Canadian Imperial Bank of Commerce  2,000  88,193
Fleet Financial Group, Inc.   53,900  2,688,263
NationsBank Corp.   4,200  410,550
State Street Boston Corp.   4,600  296,700
  3,483,706
CLOSED END INVESTMENT COMPANY - 0.1%
First NIS Regional Fund (a)  25,000  275,000
CREDIT & OTHER FINANCE - 0.1%
Transamerica Corp.   1,700  134,300
FEDERAL SPONSORED CREDIT - 8.4%
Federal Home Loan Mortgage
 Corporation  52,100  5,737,513
Federal National Mortgage Association  426,500  15,887,125
  21,624,638
INSURANCE - 3.8%
AFLAC, Inc.   8,500  363,375
Allmerica Financial Corp.   11,800  395,300
Allstate Corp.   47,200  2,731,700
American International Group, Inc.   20,300  2,197,475
CIGNA Corp.   1,100  150,288
Equitable of Iowa Companies  1,300  59,638
General Re Corp.   9,600  1,514,400
Loews Corp.   2,100  197,925
MGIC Investment Corp.   2,500  190,000
Provident Companies, Inc.   900  43,538
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
INSURANCE - CONTINUED
Providian Corp.   19,600 $ 1,006,950
Reliastar Financial Corp.   1,600  92,400
Torchmark Corp.   12,000  606,000
Travelers/Aetna Property Casualty Corp.
 Class A  3,000  106,125
UNUM Corp.   1,100  79,475
  9,734,589
SAVINGS & LOANS - 0.3%
Golden West Financial Corp.   12,400  782,750
SECURITIES INDUSTRY - 0.2%
United Asset Management Corp.   22,500  599,063
TOTAL FINANCE   36,634,046
HEALTH - 3.8%
DRUGS & PHARMACEUTICALS - 0.9%
Astra AB Class A Free shares  18,600  915,112
Novartis AG (Reg.)  400  457,100
Pharmacia & Upjohn, Inc.   1,400  55,475
Schering-Plough Corp.   13,700  887,075
  2,314,762
MEDICAL EQUIPMENT & SUPPLIES - 0.2%
Allegiance Corp.   1,760  48,620
Baxter International, Inc.   3,200  131,200
Biomet, Inc.   20,500  310,063
  489,883
MEDICAL FACILITIES MANAGEMENT - 2.7%
Columbia/HCA Healthcare Corp.   145,050  5,910,788
Humana, Inc. (a)   20,600  393,975
Tenet Healthcare Corp. (a)   22,300  487,813
United HealthCare Corp.   5,200  234,000
  7,026,576
TOTAL HEALTH   9,831,221
HOLDING COMPANIES - 0.1%
U.S. Industries, Inc.  6,900  236,700
INDUSTRIAL MACHINERY & EQUIPMENT - 1.5%
ELECTRICAL EQUIPMENT - 0.7%
Emerson Electric Co.   2,500  241,875
General Electric Co.   9,800  968,975
Scientific-Atlanta, Inc.   11,500  172,500
Sensormatic Electronics Corp.   5,800  97,150
Westinghouse Electric Corp.   16,300  323,963
  1,804,463
INDUSTRIAL MACHINERY & EQUIPMENT - 0.5%
Caterpillar, Inc.   15,200  1,143,800
Dover Corp.   1,300  65,325
Illinois Tool Works, Inc.   400  31,950
Kaydon Corp.   100  4,713
Kennametal, Inc.   200  7,775
  1,253,563
POLLUTION CONTROL - 0.3%
Browning-Ferris Industries, Inc.   25,100  658,875
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   3,716,901

 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - 1.1%
BROADCASTING - 0.0%
CS Wireless Systems, Inc. (a)(f)  9 $ -
HSN, Inc. (a)  3,150  74,813
  74,813
ENTERTAINMENT - 0.0%
Cedar Fair LP (depositary unit)  900  33,300
Royal Carribean Cruises Ltd.   1,800  42,075
  75,375
LEISURE DURABLES & TOYS - 0.5%
Nintendo Co. Ltd. Ord.   18,300  1,308,383
LODGING & GAMING - 0.4%
Circus Circus Enterprises, Inc. (a)  22,200  763,125
Mirage Resorts, Inc. (a)  3,600  77,850
Sun International Hotels Ltd. Ord. (a)  5,400  197,100
  1,038,075
RESTAURANTS - 0.2%
Brinker International, Inc. (a)  8,100  129,600
Darden Restaurants, Inc.   4,800  42,000
McDonald's Corp.   4,500  203,625
  375,225
TOTAL MEDIA & LEISURE   2,871,871
NONDURABLES - 7.7%
HOUSEHOLD PRODUCTS - 0.0%
Premark International, Inc.   5,300  117,925
TOBACCO - 7.7%
Philip Morris Companies, Inc.   149,700  16,859,963
RJR Nabisco Holdings Corp.   68,720  2,336,480
UST, Inc.   14,900  482,388
  19,678,831
TOTAL NONDURABLES   19,796,756
PRECIOUS METALS - 0.1%
Barrick Gold Corp.   3,800  108,801
Santa Fe Pacific Gold Corp.   15,300  235,238
  344,039
RETAIL & WHOLESALE - 4.9%
APPAREL STORES - 0.2%
TJX Companies, Inc.   12,400  587,450
DRUG STORES - 0.1%
CVS Corp.   3,500  144,813
GENERAL MERCHANDISE STORES - 1.7%
Federated Department Stores, Inc. (a)  39,200  1,337,700
Wal-Mart Stores, Inc.   130,700  2,989,763
  4,327,463
GROCERY STORES - 0.0%
Safeway, Inc.  1,200  51,300
RETAIL & WHOLESALE, MISCELLANEOUS - 2.9%
Circuit City Stores, Inc.   77,500  2,334,688
Home Depot, Inc. (The)  41,600  2,085,200
Lowe's Companies, Inc.   33,800  1,199,900
Officemax, Inc. (a)   27,900  296,438
Office Depot, Inc. (a)  12,700  225,425
Rex Stores Corp. (a)   5,800  47,125
Tandy Corp.   4,600  202,400
Toys "R" Us, Inc. (a)  31,000  930,000
  7,321,176
TOTAL RETAIL & WHOLESALE   12,432,202
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SERVICES - 0.0%
ADVERTISING - 0.0%
Interpublic Group of Companies, Inc.   1,700 $ 80,750
SERVICES - 0.0%
HCIA, Inc. (a)  2,200  75,900
TOTAL SERVICES   156,650
TECHNOLOGY - 12.0%
COMMUNICATIONS EQUIPMENT - 0.2%
Cisco Systems, Inc. (a)  7,500  477,188
Nokia Corp. AB sponsored ADR  1,400  80,675
  557,863
COMPUTER SERVICES & SOFTWARE - 1.1%
America Online, Inc. (a)  7,800  259,350
Automatic Data Processing, Inc.   15,900  681,713
Electronic Data Systems Corp.   14,700  635,775
Microsoft Corp. (a)  4,800  396,600
Oracle Systems Corp. (a)  11,900  496,825
Policy Management Systems Corp. (a)   6,000  276,750
Sabre Group Holdings, Inc. Class A (a)  800  22,300
  2,769,313
COMPUTERS & OFFICE EQUIPMENT - 6.7%
Adaptec, Inc. (a)  2,000  80,000
Bay Networks, Inc. (a)  41,900  874,663
Compaq Computer Corp. (a)  82,100  6,095,925
Hewlett-Packard Co.   19,200  964,800
Ingram Micro, Inc. Class A (a)  800  18,400
International Business Machines Corp.   47,000  7,097,000
SCI Systems, Inc. (a)  20,400  910,350
Seagate Technology (a)  22,100  872,950
Silicon Graphics, Inc. (a)  4,100  104,550
Tech Data Corp. (a)  7,100  194,363
  17,213,001
ELECTRONIC INSTRUMENTS - 0.9%
Applied Materials, Inc. (a)   16,800  603,750
KLA Instruments Corp. (a)  3,500  124,250
Lam Research Corp. (a)  8,800  247,500
Novellus System, Inc. (a)  7,400  400,988
Teradyne, Inc. (a)  20,900  509,438
Varian Associates, Inc.   8,000  407,000
  2,292,926
ELECTRONICS - 3.1%
AMP, Inc.   41,900  1,607,913
Atmel Corp. (a)  8,200  271,625
Intel Corp.   11,100  1,453,406
Methode Electronics, Inc. Class A  300  6,075
Microchip Technology, Inc. (a)  1,300  66,138
Micron Technology, Inc.   9,400  273,775
Molex, Inc.   5,800  206,625
Motorola, Inc.   4,400  270,050
National Semiconductor Corp. (a)  9,500  231,563
Solectron Corp. (a)  40,300  2,151,013
Storage Technology Corp. (a)  6,600  314,325
Texas Instruments, Inc.   12,600  803,250
Xilinx, Inc. (a)   5,200  191,425
  7,847,183
TOTAL TECHNOLOGY   30,680,286

 SHARES VALUE (NOTE 1)
TRANSPORTATION - 0.6%
RAILROADS - 0.5%
Bombardier, Inc. Class B  10,000 $ 184,557
Burlington Northern Santa Fe Corp.   4,700  405,963
CSX Corp.   17,300  730,925
  1,321,445
SHIPPING - 0.1%
Stolt-Nielsen SA  1,800  33,975
Stolt-Nielsen SA Class B sponsored ADR  10,700  200,625
  234,600
TOTAL TRANSPORTATION   1,556,045
UTILITIES - 5.8%
CELLULAR - 2.2%
AirTouch Communications, Inc. (a)   37,400  944,350
Microcell Telecommunications, Inc.:
 (warrants) (a)  40  500
 (conditional warrants) (a)  40  25
360 Degrees Communications Co. (a)   4,000  92,500
Vodafone Group PLC  171,037  723,676
Vodafone Group PLC sponsored ADR  91,400  3,781,675
  5,542,726
GAS - 0.2%
Enron Corp.   11,300  487,313
TELEPHONE SERVICES - 3.4%
Ameritech Corp.  18,100  1,097,313
Bell Atlantic Corp.   13,800  893,550
BellSouth Corp.   29,500  1,191,063
Deutsche Telekom AG (a)  8,700  181,168
MCI Communications Corp.   58,300  1,905,681
NYNEX Corp.   26,300  1,265,688
SBC Communications, Inc.   31,200  1,614,600
Sprint Corp.   15,100  602,113
  8,751,176
TOTAL UTILITIES   14,781,215
TOTAL COMMON STOCKS
 (Cost $157,378,764)   174,876,681
PREFERRED STOCKS - 0.3%
CONVERTIBLE PREFERRED STOCKS - 0.0%
MEDIA & LEISURE - 0.0%
BROADCASTING - 0.0%
Triathalon Broadcasting Co. $0.945
 depositary share representing
 1/10 pfd  2,000  17,000
NONCONVERTIBLE PREFERRED STOCKS - 0.3%
FINANCE - 0.0%
SAVINGS & LOANS - 0.0%
Chevy Chase Capital Corp.,
 Series A, $5.1875  2,000  103,500
MEDIA & LEISURE - 0.3%
BROADCASTING - 0.3%
Cablevision System Corp. depositary
 shares representing 1/100 pfd.,
 Series M pay-in-kind  1,989  179,010
Time Warner, Inc., Series M,
 10 1/4% pay-in-kind  550  596,750
TOTAL MEDIA & LEISURE   775,760
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - 0.0%
COMPUTER SERVICES & SOFTWARE - 0.0%
ICG Holdings, Inc. 14 1/4% pay-in-kind  42 $ 46,410
TOTAL NONCONVERTIBLE PREFERRED STOCKS   925,670
TOTAL PREFERRED STOCKS
 (Cost $929,984)   942,670
CORPORATE BONDS - 8.8%
 MOODY'S RATINGS (B) PRINCIPAL
  (UNAUDITED) AMOUNT
NONCONVERTIBLE BONDS - 8.8%
AEROSPACE & DEFENSE - 0.2%
AEROSPACE & DEFENSE - 0.1%
Be Aerospace, Inc. 9 7/8%,
 2/1/06 B2 $ 10,000  10,500
Lockheed Martin Corp. 7.70%,
 6/15/08 A3  150,000  156,935
  167,435
SHIP BUILDING & REPAIR - 0.1%
Newport News Shipbuilding, Inc. (f):
 8 5/8%, 12/1/06 Ba2  130,000  132,925
 9 1/4%, 12/1/06 B1  120,000  123,900
  256,825
TOTAL AEROSPACE & DEFENSE   424,260
BASIC INDUSTRIES - 0.3%
CHEMICALS & PLASTICS - 0.2%
Acetex Corp. yankee 9 3/4%,
 10/1/03 B1  200,000  198,000
Freedom Chemical Co.
 10 5/8%, 10/15/06 (f) B3  150,000  157,500
Ivex Holdings Corp. 0%,
 3/15/05 (c) Caa  50,000  38,000
NL Industries, Inc. 11 3/4%,
 10/15/03 B1  80,000  84,800
Sterling Chemicals Holdings, Inc.
 11 3/4%, 8/15/06 B3  80,000  84,400
  562,700
IRON & STEEL - 0.1%
AK Steel Corp. 9 1/8%,
 12/15/06 (f) Ba2  150,000  153,938
PACKAGING & CONTAINERS - 0.0%
Owens-Illinois, Inc. 9.95%,
 10/15/04 B2  110,000  117,013
TOTAL BASIC INDUSTRIES   833,651
CONSTRUCTION & REAL ESTATE - 0.2%
BUILDING MATERIALS - 0.1%
Building Materials Corp. of
 America 0%, 7/1/04 (c) B1  290,000  251,213
Usinor Sacilor yankee 7 1/4%,
 8/1/06 Baa2  125,000  124,803
  376,016

 MOODY'S RATINGS (B) PRINCIPAL VALUE
  (UNAUDITED) AMOUNT (NOTE 1)
CONSTRUCTION - 0.1%
Greystone Homes, Inc.
 10 3/4%, 3/1/04 B1 $ 180,000 $ 184,050
TOTAL CONSTRUCTION & REAL ESTATE   560,066
DURABLES - 0.6%
AUTOS, TIRES, & ACCESSORIES - 0.3%
APS, Inc. 11 7/8%, 1/15/06 B2  30,000  32,475
Aetna Industries, Inc.
 11 7/8%, 10/1/06 (f) B3  200,000  215,000
Aftermarket Technology Corp.
 12%, 8/1/04 B3  180,000  201,150
Blue Bird Body Co. 10 3/4%,
 11/15/06 (f) B2  120,000  125,400
Delco Remy International, Inc.
 10 5/8%, 8/1/06 (f) B2  220,000  233,200
  807,225
CONSUMER ELECTRONICS - 0.0%
Tag Heuer International SA
 yankee 12%, 12/15/05 B3  55,000  63,250
HOME FURNISHINGS - 0.1%
Interlake Corp. 12 1/8%,
 3/1/02 B3  240,000  248,400
Knoll, Inc. 10 7/8%,
 3/15/06 B3  40,000  44,200
  292,600
TEXTILES & APPAREL - 0.2%
Levi Strauss & Co. 7%,
 11/1/06 (f) Baa2  250,000  248,530
Pillowtex Corp. 10%,
 11/15/06 (f) B2  160,000  166,800
  415,330
TOTAL DURABLES   1,578,405
ENERGY - 0.4%
ENERGY SERVICES - 0.1%
Parker Drilling Co. 9 3/4%,
 11/15/06 (f) B1  30,000  31,500
Petroliam Nasional BHD yankee
 7 5/8%, 10/15/26 (f) A1  250,000  252,018
  283,518
OIL & GAS - 0.3%
Flores & Rucks, Inc. 9 3/4%,
 10/1/06 B3  60,000  63,600
HS Resource, Inc. 9 1/4%,
 11/15/06 (f) B2  20,000  20,550
Husky Oil Ltd. yankee 6 7/8%,
 11/15/03 Baa3  125,000  124,095
Occidental Petroleum Corp.
 9 3/4%, 6/15/01 Baa3  100,000  111,505
Petro-Canada 8.60%,
 10/15/01 A3  250,000  267,843
Petro-Canada, Inc. yankee
 7 7/8%, 6/15/26 Baa1  125,000  131,524
Tosco Corp. 7 5/8%, 5/15/06 Baa2  100,000  103,242
  822,359
TOTAL ENERGY   1,105,877
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (B) PRINCIPAL VALUE
  (UNAUDITED) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
FINANCE - 2.4%
BANKS - 0.4%
ABN Amro Bank NV
 6 5/8%, 10/31/01 Aa3 $ 250,000 $ 250,088
Capital One Bank 6.74%,
 5/31/99 Baa3  125,000  125,375
HSBC Americas, Inc. 7%,
 11/1/06 Baa1  150,000  148,080
KeyCorp 7 1/2%, 6/15/06 A2  100,000  102,559
Midland Bank PLC yankee
 7 5/8%, 6/15/06 A1  125,000  129,433
Nationsbank Corp. 5.67%,
 2/9/01 A1  250,000  241,548
Southern National Corp.
 7.05%, 5/23/03 A3  100,000  100,906
  1,097,989
ASSET-BACKED SECURITIES - 0.3%
Airplanes Pass Through Trust
 Class D 10 7/8%, 3/15/19 Ba2  510,000  567,375
Green Tree Financial Corp.
 6 1/2%, 6/15/27 Aaa  100,000  100,406
 6.80%, 6/15/27 Aaa  100,000  100,812
  768,593
CREDIT & OTHER FINANCE - 1.2%
AT&T Capital Corp. 6.02%,
 12/4/98 Baa3  250,000  249,018
Aames Financial Corp.
 9 1/8%, 11/1/03 Ba3  10,000  10,175
Ahmanson Capital Trust I
 8.36%, 12/1/26 (f) Baa3  250,000  252,638
CIT Group Holdings, Inc.
 6 1/4%, 10/4/99 Aa3  250,000  249,765
Chase Capital I
7.67%, 12/1/26 A1  300,000  293,331
ContiFinancial Corp. 8 3/8%,
 8/15/03 Ba  110,000  113,091
First Securities Capital 8.41%,
 12/15/26 (f) A3  250,000  252,488
Ford Motor Credit:
 6.65%, 5/22/00 A1  100,000  100,535
 7%, 9/25/01 A1  325,000  329,846
General Electric Capital Corp.
 6.94%, 4/13/09 (d) Aaa  250,000  253,493
HMC Acquisition Properties, Inc.
 9%, 12/15/07 Ba3  250,000  253,750
Keycorp Institutional Capital A
 7.826%, 12/1/26 (f) Aa  250,000  245,250
PNC Funding Corp. 9 7/8%,
 3/1/01 A3  250,000  278,733
Wells Fargo Capital C 7.73%,
 12/1/26 (f) A1  300,000  291,036
  3,173,149
INSURANCE - 0.2%
Reliance Group:
 9%, 11/15/00 Ba3  80,000  82,000
 9 3/4%, 11/15/03 B1  150,000  156,000
SunAmerica, Inc. 6.20%,
 10/31/99 Baa1  250,000  248,883
  486,883

 MOODY'S RATINGS (B) PRINCIPAL VALUE
  (UNAUDITED) AMOUNT (NOTE 1)
SAVINGS & LOANS - 0.3%
Chevy Chase Savings Bank
 FSB 9 1/4%, 12/1/08 B1 $ 190,000 $ 193,800
First Nationwide Parent Holdings
 Ltd. 12 1/2%, 4/15/03 B2  280,000  310,100
First Nationwide Escrow Corp.
 10 5/8%, 10/1/03 (f) Ba3  160,000  172,800
  676,700
TOTAL FINANCE   6,203,314
HEALTH - 0.2%
MEDICAL EQUIPMENT & SUPPLIES - 0.0%
IMED Corp. 9 3/4%,
 12/1/06 (f) B3  20,000  20,350
MEDICAL FACILITIES MANAGEMENT - 0.2%
Columbia/HCA Healthcare Corp.:
 6 1/2%, 3/15/99 A2  125,000  125,596
 6 7/8%, 7/15/01 A3  125,000  126,484
Quest Diagnostics, Inc.
 10 3/4%, 12/15/06 B2  10,000  10,525
Tenet Healthcare Corp.
 10 1/8%, 3/1/05 Ba3  240,000  265,200
  527,805
TOTAL HEALTH   548,155
INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Exide Corp. 10%, 4/15/05 B1  65,000  66,950
Goss Graphic System, Inc.
 12%, 10/15/06 B2  170,000  175,100
  242,050
POLLUTION CONTROL - 0.1%
Allied Waste of North America, Inc.
 10 1/4%, 12/1/06 (f) B3  120,000  126,000
Envirosource, Inc. 9 3/4%,
 6/15/03 B3  50,000  46,625
  172,625
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   414,675
MEDIA & LEISURE - 1.3%
BROADCASTING - 0.5%
Bell Cablemedia PLC yankee
 0%, 9/15/05 (c) B2  60,000  48,600
Granite Broadcasting Corp.
 10 3/8%, 5/15/05 B3  30,000  30,750
Intermedia Capital Partners IV
 LP/ Intermedia Partners IV
 Capital Corp. 11 1/4%,
 8/1/06 (f) B2  100,000  103,750
Jacor Communications Co.
 9 3/4%, 12/15/06 B2  20,000  20,400
NWCG Holdings Corp. 0%,
 6/15/99 Caa  60,000  49,800
SCI Television, Inc. secured
 11%, 6/30/05 B2  250,000  267,500
SFX Broadcasting, Inc.
 10 3/4%, 5/15/06 B3  260,000  273,000
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (B) PRINCIPAL VALUE
  (UNAUDITED) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
MEDIA & LEISURE - CONTINUED
BROADCASTING - CONTINUED
Telemundo Group, Inc.
 7%, 2/15/06 (d) B1 $ 200,000 $ 193,000
Telewest PLC 0%, 10/1/07 (c) B1  270,000  187,650
  1,174,450
ENTERTAINMENT - 0.1%
Viacom, Inc. 8%, 7/7/06 B1  260,000  252,200
LODGING & GAMING - 0.5%
American Skiing Co. 12%,
 7/15/06 (f) B3  230,000  242,075
Circus Circus Enterprises, Inc.
 7%, 11/15/36 Baa2  250,000  244,238
Courtyard by Marriott II
 LP/Courtyard II Finance Co.
 Series B, 10 3/4%, 2/1/08 B-  150,000  158,250
HMH Properties, Inc. 9 1/2%,
 5/15/05 Ba3  360,000  375,300
Mirage Resorts, Inc. 7 1/4%,
 10/15/06 Baa2  250,000  251,675
Wyndham Hotel Corp.
 10 1/2%, 5/15/06 B2  50,000  53,000
  1,324,538
PUBLISHING - 0.0%
Golden Books Publishing, Inc.
 7.65%, 9/15/02 B1  40,000  35,600
RESTAURANTS - 0.2%
Foodmaker, Inc. 9 3/4%,
 6/1/02 B3  120,000  121,800
Host Marriott Travel Plazas, Inc.
 9 1/2, 5/15/05 B1  380,000  396,150
  517,950
TOTAL MEDIA & LEISURE   3,304,738
NONDURABLES - 0.5%
FOODS - 0.2%
Chiquita Brands International, Inc.:
 9 5/8%, 1/15/04 B1  200,000  204,500
 10 1/4%, 11/1/06 B1  100,000  106,500
Foodbrands of America, Inc.
 10 3/4%, 5/15/06 B3  50,000  52,500
Specialty Foods Corp.:
 11 1/8%, 10/1/02 B3  110,000  104,500
 11 1/4%, 8/15/03 Caa  80,000  60,800
  528,800
HOUSEHOLD PRODUCTS - 0.3%
Revlon Consumer Products Corp.:
 9 3/8%, 4/1/01 B2  150,000  152,250
 10 1/2%, 2/15/03 B3  100,000  104,875
Revlon Worldwide Corp.
 secured 0%, 3/15/98 B3  510,000  441,788
  698,913
TOTAL NONDURABLES   1,227,713

 MOODY'S RATINGS (B) PRINCIPAL VALUE
  (UNAUDITED) AMOUNT (NOTE 1)
RETAIL & WHOLESALE - 0.8%
APPAREL STORES - 0.1%
Limited, Inc. 7.80%, 5/15/02 Baa2 $ 250,000 $ 254,420
Loehmann's, Inc.
 11 7/8%, 5/15/03 B2  50,000  54,000
  308,420
GENERAL MERCHANDISE STORES - 0.4%
Dayton Hudson Corp.:
 6.80%, 10/1/01 Baa1  250,000  250,110
 7 1/2%, 7/15/06 Baa1  250,000  255,580
K Mart Corp.:
 12 1/2%, 3/1/05 Ba3  170,000  195,925
 8 1/4%, 1/1/22 Ba3  150,000  126,000
Michaels Stores, Inc. 10 7/8%,
 6/18/06 Ba2  130,000  126,100
  953,715
GROCERY STORES - 0.3%
Kroger Co. 8.15%, 7/15/06 Ba1  125,000  129,408
Pathmark Stores, Inc.:
 12 5/8%, 6/15/02 Caa  40,000  41,000
 9 5/8%, 5/1/03 B3  350,000  335,125
 0%, 11/1/03 (c) Caa  210,000  135,975
  641,508
TOTAL RETAIL & WHOLESALE   1,903,643
SERVICES - 0.2%
PRINTING - 0.0%
Sullivan Graphics, Inc.
 12 3/4%, 8/1/05 Caa  100,000  96,500
SERVICES - 0.2%
Iron Mountain, Inc.
 10 1/8%, 10/1/06 B3  100,000  105,500
Prime Succession Acquisition
 Corp. 10 3/4%,
 8/15/04 (f) B  210,000  227,850
Speedy Muffler King, Inc./
 Speedy USA, Inc. yankee
 10 7/8%, 10/1/06 B1  230,000  246,675
  580,025
TOTAL SERVICES   676,525
TECHNOLOGY - 0.6%
COMMUNICATIONS EQUIPMENT - 0.2%
Echostar Satellite Broadcasting
 Corp. 0%, 3/15/04 (c) Caa  260,000  197,405
Echostar Communications Corp.
 0%, 6/1/04 (c) B2  150,000  123,375
  320,780
COMPUTERS & OFFICE EQUIPMENT - 0.3%
Comdisco, Inc.:
 7.21%, 7/2/01 Baa1  125,000  127,731
 6 3/8%, 11/30/01 Baa1  300,000  295,170
Unisys Corp.:
 12%, 4/15/03 B1  260,000  278,200
 11 3/4%, 10/15/04 B1  100,000  106,625
  807,726
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (B) PRINCIPAL VALUE
  (UNAUDITED) AMOUNT (NOTE 1)
TECHNOLOGY - CONTINUED
ELECTRONICS - 0.1%
Advanced Micro Devices, Inc.
 11%, 8/1/03 Ba1 $ 290,000 $ 313,925
TOTAL TECHNOLOGY   1,442,431
TRANSPORTATION - 0.1%
AIR TRANSPORTATION - 0.1%
US Air, Inc.:
 9 5/8%, 2/1/01 B3  100,000  99,500
 10%, 7/1/03 B3  250,000  248,750
  348,250
UTILITIES - 0.8%
CELLULAR - 0.4%
Arch Communications Group,
 Inc. 0%, 3/15/08 (c) B3  120,000  68,550
Microcell Telecommunications,
 Inc. 0%, 6/1/06 (c) B3  10,000  5,575
Millicom International Cellular
 SA 0%, 6/1/06 (c) B3  50,000  31,000
Mobile Telecommunications
 Technologies Corp. 13 1/2%,
 12/15/02 B3  140,000  140,000
Paging Network, Inc. 10%,
 10/15/08 (f) B2  50,000  50,813
Rogers Cantel, Inc. 9 3/8%,
 6/1/08 Ba3  180,000  189,000
360 Degrees Communications
 Co. 7 1/8%, 3/1/03 Ba2  350,000  345,769
Western Wireless Corp.
 10 1/2%, 6/1/06 B3  75,000  78,656
  909,363
ELECTRIC UTILITY - 0.1%
El Paso Electric Co. 1st Mtg.
 9.40%, 5/1/11 Ba3  50,000  53,500
Israel Electric Corp. Ltd. yankee
 7 1/4%, 12/15/06 (f) A3  250,000  248,555
  302,055
TELEPHONE SERVICES - 0.3%
Brooks Fiber Properties, Inc.
 0%, 11/1/06 (c)(f) -  90,000  57,375
Call-Net Enterprises, Inc.
 yankee 0%, 12/1/04 (c) B2  150,000  123,000
MFS Communications, Inc.
 0%, 1/15/06 (c) B1  420,000  306,600
Shared Technologies Fairchild
 Communications Corp.
 0%, 3/1/06 (c) Caa  270,000  225,450
  712,425
TOTAL UTILITIES   1,923,843
TOTAL NONCONVERTIBLE BONDS   22,495,546
TOTAL CORPORATE BONDS
 (Cost $21,990,918)   22,495,546
U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS - 9.4%
 MOODY'S RATINGS (B) PRINCIPAL VALUE
  (UNAUDITED) AMOUNT (NOTE 1)
U.S. TREASURY OBLIGATIONS - 8.0%
7 3/8%, 11/15/97 Aaa $ 900,000 $ 912,933
9%, 5/15/98 Aaa  2,000,000  2,084,380
8 7/8%, 2/15/99 Aaa  2,460,000  2,602,606
8%, 8/15/99 Aaa  290,000  303,775
7 3/4%, 12/31/99 Aaa  4,895,000  5,119,876
7 7/8%, 8/15/01 Aaa  2,372,000  2,528,410
10 3/4%, 5/15/03 Aaa  315,000  387,548
7 7/8, 11/15/04 Aaa  2,710,000  2,957,288
12 3/4%, 11/15/10 (callable) Aaa  500,000  707,735
8 7/8%, 2/15/19 Aaa  2,313,000  2,871,381
  20,475,932
U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.4%
Federal Home Loan Bank
 7.31%, 6/16/04 Aaa  125,000  130,195
 7.56%, 9/1/04 Aaa  50,000  52,553
Federal Home Loan Mortgage
 Corporation:
 0%, 1/14/97 P-1  270,000  269,506
 0%, 1/23/97 P-1  1,000,000  996,740
 0%, 1/31/97 P-1  1,000,000  995,436
 6.783%, 8/18/05 Aaa  440,000  443,023
Federal National Mortgage
 Association 6.44%, 6/21/05 Aaa  250,000  246,485
Guaranteed Export Trust
 Certificates (assets of Trust
 guaranteed by U.S.
 Government through
 Export-Import Bank)
 Series 1994-A, 7.12%,
 4/15/06 Aaa  139,334  142,730
Guaranteed Trade Trust Certificates
 Series 1994-A (assets of Trust
 guaranteed by U.S. Government
 through Export-Import Bank)
 7.39%, 6/26/06 Aaa  36,667  37,912
State of Israel (guaranteed by
 U.S. Government through
 Agency for International
 Development) 5 5/8%,
 9/15/03 Aaa  210,000  200,277
U.S. Housing & Urban
 Development 8.24%, 8/1/04
 participation certificate Aaa  20,000  21,918
  3,536,775
TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
 (Cost $23,906,278)   24,012,707
U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES - 4.3%
 MOODY'S RATINGS (B) PRINCIPAL VALUE
  (UNAUDITED) AMOUNT (NOTE 1)
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.1%
6%, 3/1/11 Aaa $ 1,868,504 $ 1,796,099
6 1/2%, 2/1/26 to 7/1/26 Aaa  2,460,745  2,349,349
7%, 4/1/26 to 9/1/26 Aaa  1,975,620  1,931,780
7 1/2%, 8/1/26 to 11/1/26 Aaa  1,980,996  1,979,749
  8,056,977
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.2%
6%, 5/15/11 to 7/15/11 Aaa  964,382  930,927
8%, 6/15/26 to10/15/26 Aaa  1,472,586  1,502,037
8 1/2%, 10/15/26 Aaa  494,407  512,329
  2,945,293
TOTAL U.S. GOVERNMENT AGENCY -
 MORTGAGE-BACKED SECURITIES
 (Cost $10,975,853)   11,002,270
COMMERCIAL MORTGAGE SECURITIES - 0.6%
American Southwest Financial
 Securities Series 1994-C2
 Class B2, 12.79%,
 12/25/01 (f)(g) -  250,000  243,750
Blackrock Capital Funding LLC
 Series 1996 Class C2, 7.6414%,
 11/16/26 (f) AAA  134,867  136,595
CBA Mortgage Corp.
 Series 1993-C1 Class E,
 7.7732%, 12/25/03 (f)(g) Ba2  250,000  224,844
CS First Boston Mortgage
 Securities Corp. Series
 1994-M1 Class E,
 12.60%, 2/15/02 (f) -  100,000  99,750
DLJ Mortgage Acceptance Corp.
 Series 1993-MF12 Class B-2,
 10.10%, 9/18/03 (f) -  250,000  234,375
General Motors Acceptance
 Corp. Commercial Mortgage
 Securities, Inc. Series 1996-C1
 Class F, 7.86%, 11/15/06 (f) Ba3  250,000  215,156
Merrill Lynch Mortgage
 Investments, Inc. Series 1995
 Class C2-E, 8.15%,
 6/15/21 (f) Ba3  92,207  85,810
Morgan Stanley Capital One,
 Inc. Series 1996-MBL1
 Class E, 8.661%, 5/25/21 (f) -  96,961  87,295
Mortgage Capital Funding, Inc.
 Series 1996-MC1 Class G,
 7.15%, 7/15/28 (f) BB  100,000  80,063
Structured Asset Securities
 Corp. Series 1993-C1
 Class E, 6.60%,
 10/25/24 (f) B  250,000  97,422
TOTAL COMMERCIAL MORTGAGE SECURITIES
 (Cost $1,491,001)   1,505,060
FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
 MOODY'S RATINGS (B) PRINCIPAL VALUE
  (UNAUDITED) AMOUNT (NOTE 1)
Manitoba Province yankee
 6 3/8%, 10/15/99 A1 $ 125,000 $ 125,454
Newfoundland Province yankee
 11 5/8%, 10/15/07 Baa1  250,000  334,770
Quebec Province yankee 7.22%,
 7/22/36 (d) A2  250,000  262,060
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
 (Cost $708,121)   722,284
CERTIFICATES OF DEPOSIT - 0.8%
Bank of Tokyo-Mitsubishi Ltd. yankee
 5.51%, 3/6/97  400,000  399,841
Bayerische Hypotheken und Wechsel
 Bank AG yankee 5.40%, 4/7/97  400,000  399,838
Bayerische Vereinsbank AG yankee
 5.40%, 4/2/97  400,000  400,000
National Westminster Bank PLC yankee
 5.41%, 2/10/97  400,000  399,960
Westdeutsche Landesbank Giron yankee
 5.40%, 2/5/97  400,000  399,959
TOTAL CERTIFICATES OF DEPOSIT
 (Cost $2,000,000)   1,999,598
COMMERCIAL PAPER - 1.5%
Commonwealth Bank of
 Australia yankee 5.325%,
 3/11/97   400,000  395,590
Dakota 5.40%, 3/12/97   450,000  444,941
Enterprise Funding Corp.
 5.47%, 1/24/97   400,000  398,392
Ford Motor Credit Co.
 5.30%, 3/11/97   475,000  469,735
General Electric Capital Corp.
 5.29%, 6/4/97   450,000  439,421
General Motors Acceptance
 Corp. 5.465%, 6/23/97   400,000  389,289
MCI Communications Corp.
 5.65%, 2/20/97   200,000  198,399
PHH Corp. 5 1/2%, 1/17/97   450,000  448,719
Sherwood Medical Co.
 5.32%, 3/10/97   400,000  395,592
Unifunding, Inc. 5.37%,
 2/24/97   364,000  360,752
TOTAL COMMERCIAL PAPER
 (Cost $3,944,260)   3,940,830
CASH EQUIVALENTS - 5.7%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account dated 12/31/96
 due 1/2/97:
  at 6.82%  $ 2,232,846 $ 2,232,000
  at 6 3/4%   12,267,599  12,263,000
TOTAL CASH EQUIVALENTS
 (Cost $14,495,000)   14,495,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $237,820,179)  $ 255,992,646
LEGEND
1. Non-income producing
2. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
3. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
4. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
5. A company in which the fund has ownership of at least 5% of the voting securities is an affiliated company. A summary of the transactions during the period in which the issuers were affiliates is as follows:
 PURCHASE SALES DIVIDEND MARKET
AFFILIATE COST COST INCOME VALUE
Cardiac Control Systems, Inc.  $ 50,600 $ 358,569 $ - $ -
IVF America, Inc.   -  1,364,593  -  -
Totals  $ 50,600 $ 1,723,162 $ - $ -
6. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,657,301 or 2.2% of net assets.
7. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $307,230,436 and $153,774,137, respectively, of which U.S. government and government agency obligations aggregated $65,004,481 and $28,178,731, respectively.
The market value of futures contracts opened and closed during the period amounted to $1,122,861 and $4,735,264, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $54,212 for the period. (See Note 4 of Notes to Financial Statements).
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 14.7% AAA, AA, A 14.1%
Baa 1.5% BBB 2.3%
Ba 1.6% BB 1.8%
B 3.7% B 3.5%
Caa 0.3% CCC 0.3%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
The percentage not rated by both S&P and Moody's amounted to 0.3%.
INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $237,896,311. Net unrealized appreciation aggregated $18,096,335, of which $21,181,377 related to appreciated investment securities and $3,085,042 related to depreciated investment securities.
The fund hereby designates approximately $316,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER: GROWTH PORTFOLIO FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase agreements of $14,495,000) (cost $237,820,179) -           $ 255,992,646
See accompanying schedule

Receivable for investments sold                                                                                      524,815

Receivable for fund shares sold                                                                                      1,091,669

Dividends receivable                                                                                                 386,979

Interest receivable                                                                                                  816,088

 TOTAL ASSETS                                                                                                        258,812,197

LIABILITIES

Payable to custodian bank                                                                              $ 184

Payable for investments purchased                                                                       5,081,562

Payable for fund shares redeemed                                                                        521,618

Accrued management fee                                                                                  122,881

Other payables and                                                                                     62,400
accrued expenses

 TOTAL LIABILITIES                                                                                                   5,788,645

NET ASSETS                                                                                                          $ 253,023,552

Net Assets consist of:

Paid in capital                                                                                                     $ 234,589,987

Distributions in excess of net investment income                                                                     (50,000
                                                                                                                    )

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  310,990

Net unrealized appreciation (depreciation) on investments                                                           18,172,575
and assets and liabilities in
foreign currencies

NET ASSETS, for 19,313,702                                                                                          $ 253,023,552
shares outstanding

NET ASSET VALUE, offering price                                                                                      $13.10
and redemption price per share ($253,023,552 (divided by) 19,313,702 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                                $ 1,970,962
Dividends

Interest                                                                          2,897,055

 TOTAL INCOME                                                                     4,868,017

EXPENSES

Management fee                                                     $ 906,614

Transfer agent fees                                                 103,447

Accounting fees and expenses                                        87,337

Non-interested trustees' compensation                               495

Custodian fees and expenses                                         86,353

Audit                                                               32,529

Legal                                                               644

Miscellaneous                                                       391

 Total expenses before reductions                                   1,217,810

 Expense reductions                                                 (31,356       1,186,454
                                                                   )

NET INVESTMENT INCOME                                                             3,681,563

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                   6,261,398
 realized gain of $267,451
 on sales of investments in
 affiliated issuers)

 Foreign currency transactions                                      216,929

 Futures contracts                                                  262,658       6,740,985

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              16,678,547

 Assets and liabilities in                                          (132,526
 foreign currencies                                                )

 Futures contracts                                                  (160,755      16,385,266
                                                                   )

NET GAIN (LOSS)                                                                   23,126,251

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 26,807,814

OTHER INFORMATION                                                                $ 30,590
 Expense reductions
 Directed brokerage arrangements

  Custodian interest credits                                                      766

                                                                                 $ 31,356


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     JANUARY 3, 1995
                                    DECEMBER 31,   (COMMENCEMENT
                                    1996           OF OPERATIONS) TO
                                                   DECEMBER 31,
                                                   1995



Operations                                                                                            $ 3,681,563     $ 621,277

Net investment income


 Net realized gain (loss)                                                                              6,740,985       4,773,781


 Change in net unrealized appreciation (depreciation)                                                  16,385,266      1,787,309


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                       26,807,814      7,182,367


Distributions to shareholders                                                                          (3,802,638)     (591,903)

From net investment income


 From net realized gain                                                                                (8,710,844)     (2,259,995)


 TOTAL DISTRIBUTIONS                                                                                   (12,513,482)    (2,851,898)


Share transactions                                                                                     180,656,312     68,544,838

Net proceeds from sales of shares


 Reinvestment of distributions                                                                         12,513,482      2,851,898


 Cost of shares redeemed                                                                               (22,687,189)    (7,480,590)


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                               170,482,605     63,916,146


  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                              184,776,937     68,246,615


NET ASSETS


 Beginning of period                                                                                   68,246,615      -


 End of period (including distributions in excess of net investment income of $50,000 and $31,082,    $ 253,023,552   $ 68,246,615

respectively)


OTHER INFORMATION

Shares


 Sold                                                                                                  14,392,956      6,215,852


 Issued in reinvestment of distributions                                                               975,606         243,336


 Redeemed                                                                                              (1,851,290)     (662,758)


 Net increase (decrease)                                                                               13,517,272      5,796,430




SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEAR ENDED     JANUARY 3, 1995
                          DECEMBER 31,   (COMMENCEMENT
                                         OF OPERATIONS) TO
                                         DECEMBER 31,

SELECTED PER-SHARE DATA   1996           1995




Net asset value, beginning of period                                   $ 11.77     $ 10.00

Income from Investment Operations

 Net investment income                                                 .21         .10

 Net realized and unrealized gain (loss)                               2.08        2.20

 Total from investment operations                                      2.29        2.30



Less Distributions

 From net investment income                                            (.21)       (.11)

 From net realized gain                                                (.75)       (.42)

 Total distributions                                                   (.96)       (.53)

Net asset value, end of period                                         $ 13.10     $ 11.77

TOTAL RETURN A, B                                                      20.04%      23.02%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                $ 253,024   $ 68,247

Ratio of expenses to average net assets                                .87%        1.00% C

Ratio of expenses to average net assets after expense reductions       .85% D      1.00%

Ratio of net investment income to average net assets                   2.63%       1.69%

Portfolio turnover rate                                                120%        343%

Average commission rate E                                              $ .0211      -

A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE
TOTAL RETURNS
SHOWN. B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO
FINANCIAL
STATEMENTS). C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES
DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO
WOULD HAVE
BEEN HIGHER. D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL STATEMENTS). E FOR FISCAL YEARS BEGINNING ON OR
AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE
FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY
VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN
VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES
MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Asset Manager: Growth Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income, gains on investments or currency repatriation. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, futures and options transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), the market value of future contracts opened and closed is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. For the period, the management fee was equivalent to an annual rate of .65% of average net assets. Effective August 1, 1996, FMR voluntarily agreed to reduce the individual fund fee rate from .40% to .30%.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .07% of average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.00% of average net assets.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. In addition, the fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses.
For the period, the reductions under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
6. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 80% of the outstanding shares of the fund.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Information regarding affiliated companies is included under the caption "Other Information" at the end of the fund's schedule of investments.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products II and the Shareholders of Asset Manager: Growth Portfolio:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Manager: Growth Portfolio (a fund of Variable Insurance Products II) at December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Asset Manager: Growth Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
February 10, 1997
DISTRIBUTIONS


The Board of Trustees of Asset Manager: Growth Portfolio voted to pay on February 7, 1997, to shareholders of record at the opening of business on February 7, 1997, a distribution of $.02 per share derived from capital gains realized from sales of portfolio securities.


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
William J. Hayes, VICE PRESIDENT
Fred L. Henning, Jr., VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Richard C. Habermann, VICE PRESIDENT
John Todd, VICE PRESIDENT
George Vanderheiden, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank, N.A., New York, NY
* INDEPENDENT TRUSTEES